UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07651

Voya Variable Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1)

Annual Report
December 31, 2015
Classes ADV, I, R6, S, S2 and T
Voya Variable Product Funds
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Voya Balanced Portfolio

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Voya Global Value Advantage Portfolio

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Voya Growth and Income Portfolio

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Voya Intermediate Bond Portfolio

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Voya Money Market Portfolio

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Voya Small Company Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

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Fed action — global reaction
Dear Shareholder,
One of the most anticipated events of 2015 came to pass with only a few weeks left on the calendar. Following the mid-December gathering of its policy-making Federal Open Market Committee, the Federal Reserve Board (“Fed”) announced the first increase of the federal funds target rate in nearly a decade, hiking its key policy interest rate 0.25% to a range of 0.25% – 0.50%. In its announcement, the central bank cited considerable improvement in labor-market conditions and a reasonable confidence that inflation will approach its 2% objective over the medium term. The widely expected interest rate hike already had been priced into most asset classes and thus had minimal immediate impact on the direction of financial markets.
Worth noting is that the Fed’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. The disruptions that potentially may emerge from this divergence in central bank policies will demand close attention in the year ahead. Witness January stock market performance.
Though the Fed believes the U.S. economy is strong enough to bear a fed funds interest rate increase, many of the same risks and opportunities persist in the markets. The global economic backdrop and geopolitical stresses continue to induce uncertainty, which could lead to periods of intense volatility, in our view. How can investors keep their perspective in such times? Don’t let today’s uncertainties distract you from focusing on your long-term goals, and don’t risk compromising your goals for the sake of avoiding volatility now. Keep your portfolio well-diversified and thoroughly discuss any prospective changes with your investment advisor before you take action.
At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
January 12, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2015

In our semi-annual report, we described how equity market interest had recently moved from the U.S. to Europe with the advent of the European Central Bank’s (“ECB”) quantitative easing program. But from there, attention moved east and in August an unexpected announcement from China re-awakened other concerns, sending global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, on a roller-coaster ride. Having been up 4.14% for the half-year, the Index finally ended 2015 with a gain of 2.08%. (The Index returned -0.87% for the one year ended December 31, 2015, measured in U.S. dollars.)
U.S. economic data was mixed in what was still a rather pedestrian recovery. A disappointing October employment report was followed by a very strong one in November showing that 271,000 jobs had been created the previous month. Sluggish annual wage growth improved to 2.5%, which doesn’t sound like much, but it was the best since 2009. The unemployment rate fell to 5.0%. The December report was a little weaker. Gross domestic product (“GDP”), initially held back by another harsh winter, rebounded to 3.9% in the second quarter of 2015, before an inventory downturn pegged it back to 2.0% in the third. Industrial production was uneven, while retail sales were still showing no acceleration despite lower gasoline prices.
Superimposed on this was the prospect of rising U.S. interest rates. The Federal Open Market Committee (“FOMC”) had not increased the federal funds interest rate for nine years and many feared that it would feel pressed to act before the economy was really ready. But when on September 17 the FOMC left rates unchanged, citing weakness overseas, investors seemed unnerved at this new narrative rather than relieved. Perhaps sensing a credibility problem, the FOMC tried to re-set expectations, signaling in October the December increase of 0.25% that eventually took place, to a range of 0.25% – 0.50%.
Internationally, as noted, the ECB at last implemented a program of quantitative easing in March. Before long the economic data started to look a little less weak: the unemployment rate ticked down to 10.7% and GDP rose 1.6% year-over-year in the third quarter of 2015. Core inflation edged above 1.0% before slipping back. In December, ECB President Draghi’s much anticipated intensification of the program disappointed markets. Sentiment also suffered in mid-year when the integrity of the euro zone itself was threatened, as Greece wrangled over the terms of its bailout. Creditors stood firm and facing ejection, Greece finally accepted even stricter terms.
Annual GDP growth in China decelerated to 7.0% in the first and second quarters of 2015, the slowest in six years, then to 6.9% in the third. But to many commentators 7.0% was suspiciously close to government targets and perhaps overstated. They watched nervously as the Shanghai Stock Exchange Composite Index (“Shanghai Composite”) soared 64% in 2015 by June 12, fueled by retail savings and margin debt. The Shanghai Composite was already in retreat when on August 11, global commodities and equity markets were shaken as China announced a 2% devaluation of the yuan, suggesting that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. By August 26 the Shanghai Composite was down 43% from its peak. But gradually the feeling grew that concerns had been overdone. The Bank of China lowered interest rates, eased bank reserve requirements and by the end of December, with the yuan gradually depreciating, the Shanghai Composite had regained over a quarter of its losses.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 0.55% in 2015, while the Barclays U.S. Treasury Bond sub-index added 0.84%. Indices of riskier classes fared worse: the Barclays U.S. Corporate Investment Grade Bond sub-index lost 0.68%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) sagged 4.43%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index dipped 1.44% as inflationary expectations receded.
U.S. equities, represented by the S&P 500® Index including dividends, crept up 1.38% over the year, within which August represented the worst month since September 2011, while October was the strongest since October 2011. The consumer discretionary sector did best, rising 10.11%. The most challenged sector was understandably energy, slumping 21.12%. S&P 500® earnings per share, dragged down by the energy sector, recorded their first year-over-year decline since 2012 in the second quarter of 2015, despite continuing high levels of share buybacks, and declined again in the third. Shares of companies with smaller market capitalizations lagged: the Russell Midcap® Index fell 2.44% and the Russell 2000® Index fell 4.41%.
In currencies, “divergence” became the word on the experts’ lips to describe the prospect of the U.S. starting to raise interest rates just as the ECB ratcheted up its quantitative easing program. Unsurprisingly the dollar rose 11.47% against the euro over the year. It rose less, 5.75%, against the pound, as the UK is much closer to raising rates than the euro zone. The dollar’s gains against the yen had been made before the period started and it barely moved, rising just 0.40%.
International markets fell sharply after the events in August, with a partial recovery which was faltering by year-end. The MSCI Japan® Index held on to a gain of 9.93% for the year, amid renewed optimism about the yen-denominated profitability and better governance of Japanese corporations. The MSCI Europe ex UK® Index was cushioned by the introduction of quantitative easing, plus the declining euro that went with it and advanced 8.30%. The MSCI UK® Index, burdened by its large, losing holdings in the energy, materials and banking sectors, dropped 2.21%.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
iMoney Net First Tier Retail Index	An unmanaged index that includes the most broadly based money market funds.
MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
MSCI EAFE® Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell Midcap® Index	An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
Shanghai Stock Exchange Composite Index	A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.
3

Voya Balanced Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2015 (as a percentage of net assets)

Common Stock	56.7%
Corporate Bonds/Notes	9.5%
U.S. Government Agency Obligations	6.5%
Exchange-Traded Funds	5.8%
Mutual Funds	4.0%
Collateralized Mortgage Obligations	3.6%
U.S. Treasury Obligations	3.4%
Foreign Government Bonds	1.8%
Asset-Backed Securities	1.6%
Preferred Stock	0.0%
Assets in Excess of Other Liabilities*	7.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Balanced Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio is managed by Christopher F. Corapi, Chief Investment Officer of Equities, Christine Hurtsellers, CFA, and Paul Zemsky, CFA and Chief Investment Officer of Multi-Asset Strategies, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*
Performance: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of  -1.86% compared to the S&P Target Risk Growth Index, Barclays U.S. Aggregate Bond Index, MSCI EAFE® Index and Russell 3000® Index, which returned -0.69%, 0.55%, -0.81% and 0.48%, respectively, for the same period.
Portfolio Specifics: Overall, tactical asset allocation moves relative to our strategic asset allocation had a positive impact on the Portfolio. The Portfolio started the year with overweight positions in domestic large cap, Japanese equity, high yield and senior loans. These positions were funded by underweights in emerging market equities and core U.S. fixed income.
At the beginning of the year, we reduced our exposure to high yield bonds, allocating the proceeds to U.S. long duration Treasuries. This was done in an effort to lengthen our duration exposure, based on lower expectations for inflation in the U.S. and continued signs of decelerated global growth. At the end of the first quarter, we further reduced our exposure to high yield bonds and allocated the proceeds to cash. This trade was made over concerns that the effects of declining crude oil prices on energy companies, which have a large representation in the high yield bond market, would create short term headwinds for the asset class. In addition, we closed our Japanese equities position that was initiated at the end of 2014. Our reasoning for the position at the time was that Japanese equities were attractively valued relative to U.S. equities, showed positive corporate earnings revisions by analysts, and that reform efforts by Prime Minister Shinzo Abe would be a
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

Voya High Yield Bond Fund - Class P	3.0%
PowerShares Senior Loan Portfolio	2.0%
iShares MSCI Emerging Markets Index Fund	1.5%
Apple, Inc.	1.3%
Microsoft Corp.	1.0%
iShares Barclays 20+ Year Treasury Bond Fund	1.0%
SPDR Barclays Capital High Yield Bond ETF	1.0%
Credit Suisse Commodity Return Strategy Fund - Class I	1.0%
United States Treasury Note, 1.250%, 12/15/18	1.0%
Amazon.com, Inc.	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
tailwind for risk assets. This thesis was largely fulfilled and we closed the position for a profit at the end of the quarter.
At the start of the second quarter, we purchased high yield corporate bonds with cash, directly reversing our trade at the end of the first quarter. In mid-April, we shifted assets from U.S. mid cap equities into currency-hedged euro zone equities, forecasting euro zone equities would outperform U.S. equities because of expected economic activity improvements, continued expansion of bank lending and sustained positive effects from enhanced competitiveness of the euro. However, at the end of the second quarter, we closed out the Eurozone equities trade enacted in April and allocated the proceeds to U.S. large cap core. Since early April, the run-up in sovereign bond yields caused a significant correction in Eurozone equity prices, and the unfolding situation in Greece introduced more risk than we were willing to tolerate.
As part of our annual strategic asset allocation review process at the end of April, we introduced commodities as a strategic asset class to the Portfolios while lowering exposure to U.S. mid cap equities. Both supply and prices of major commodity categories have come down over the past two years, making the asset class more attractive than in previous years.
In September, we reduced emerging market exposure from the portfolio and allocated the proceeds to domestic large cap equities. While emerging market equities are inexpensive as a group, uncertainty about the Federal Reserve Board (“Fed”) and global growth concerns present headwinds for their economies.
At the beginning of October, we further reduced U.S. mid cap equities, allocating the proceeds to U.S. core fixed income. This tactical trade was made to reduce risk and bring our equity overweight towards a neutral position due to a worsening global economic outlook at that time and uncertainty around Fed intentions on raising interest rates. However, this trade was unwound at the end of the month after a weak payroll report helped to push off expectations for a Fed rate hike and

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Portfolio Managers’ Report	Voya Balanced Portfolio

increased risk appetite in the markets. In mid-November, we reduced high yield, allocating the proceeds to U.S. core fixed income. This trade was made to reduce risk given uncertainty over the Fed and global growth. Our view at that point of time was for a rate hike in December. In addition, global data led us to believe that there was going to be a tightening of global monetary conditions that could weigh on high yield spreads and pressure energy prices.
Overall, investments in underlying funds detracted from performance during the year. Outperformance was led by large cap growth, core plus fixed income and high yield. The main underperformers were mid cap value and international.
The Portfolio uses Futures to enact tactical positions. Futures are utilized to avoid affecting underlying managers with shorter term tactical moves and to provide the Portfolio with greater liquidity. Overall, the trades utilizing Futures had a minimum impact to performance during the reporting period.
Current Strategy and Outlook: While we have entered into a new year, the market conditions and investor fears first seen in late 2015 persist. High yield credit and commodity markets sank to multi-year lows, while Chinese equities resumed a rout reminiscent of last summer. With a fresh round of meetings around the corner, central banks are once again in the hot seat, battling deflationary pressures and struggling to remain credible.
Chinese volatility has once again crept back into the forefront of global investor worries. While 2015 GDP growth of 6.9% is largely consistent with the People’s Bank of China’s estimates, softer-than-expected December industrial production, fixed asset investment and retail sales numbers point toward slower 2016 growth, which some are even predicting to be sub-6%. While China’s transition to a consumer-driven growth model continues to be difficult, a hard landing for the economy is still not our base case scenario.
Recent dovish commentary from both the European Central Bank (“ECB”) and Bank of Japan (“BoJ”) has raised expectations of possible further monetary stimulus from these authorities. While the ECB left its rates unchanged following its most recent meeting, President Mario Draghi mentioned that failing to reach its inflation target would reflect poorly on the ECB’s credibility and that there is a need to “review and possibly revisit our monetary policy stance at our next meeting in early March”. Similarly, BoJ Governor Kuroda was quoted saying the Japanese central bank will make “policy adjustment without hesitation” to reach its 2% inflation target.
Financial conditions in the U.S. have tightened considerably in the new year. The S&P 500® is down about 8%, and we have seen two consecutive quarters of negative S&P earnings growth. Our current activity model is implying GDP growth of 1% for the fourth quarter, down from 2% in the third quarter. High yield bond spreads have widened out as much as 130 basis points (1.30%) (a basis point is one-hundredth of one percent) since year-end, long-term bond yields are down close to 20 basis points, and crude oil has touched 12-year lows. We believe market volatility is likely to continue since the Fed appears to be focused on both economic and market developments, both at home and abroad; it will be interesting to see if the Federal Open Market Committee’s January statement includes any discussion of market conditions.
For the U.S. we continue to see consumer-driven growth in 2016, as we rounded out 2015 with strong housing data, above consensus payroll gains and record auto sales. On the other hand, the manufacturing sector remains under pressure, with December delivering a second consecutive month of contraction; January flash Markit Manufacturing Purchasing Managers’ Index surprised to the upside, however. Overall, we believe a stronger dollar and weaker oil prices should continue to help consumers while weighing on manufacturers.

*
Effective July 17, 2015, Derek Sasveld was removed as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
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Voya Balanced Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year
Class I	-1.86%	6.39%	4.48%
Class S	-2.14%	6.13%	4.21%
S&P Target Risk Growth Index	-0.69%	6.91%	5.32%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.51%
MSCI EAFE® Index	-0.81%	3.60%	3.03%
Russell 3000® Index	0.48%	12.18%	7.35%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

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Portfolio Managers’ Report	Voya Global Value Advantage Portfolio

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	21.2%
Health Care	13.1%
Consumer Discretionary	13.0%
Information Technology	12.4%
Consumer Staples	10.7%
Industrials	9.5%
Energy	6.4%
Materials	4.5%
Telecommunication Services	3.9%
Utilities	3.3%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Global Value Advantage Portfolio (the “Portfolio”) seeks long-term capital growth and current income. The Portfolio is managed by Vincent Costa, CFA, Christopher Corapi, Martin Jansen, James Ying, CFA, and Maya Venkatraman, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*
Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of  -2.47% compared to the MSCI All Country World IndexSM (“MSCI ACW Index”), which returned -2.36% for the same period.
Portfolio Specifics: The Portfolio outperformed the MSCI ACW Index before the deduction of fees and expenses due to strong security selection, but underperformed net of fees during the reporting period. On the sector level, stock selection within the financials and consumer staples sectors contributed the most to performance. By contrast, stock selection within the utilities and consumer discretionary sectors detracted the most from results. The Portfolio’s allocation to cash, although within typical range, detracted modestly from results.
On an individual security level basis, key contributors for the period were Kimberly-Clark Corp. and Renault SA.
An overweight position in Kimberly-Clark Corp., a manufacturer of paper-based personal care, baby care and commercial products, outperformed for the period, driven by better market share momentum in baby diapers in the U.S. market. Furthermore, the company reported organic revenues that exceeded expectations during the third quarter of 2015, driven by North America personal care and continued momentum in emerging markets.
An overweight position in Renault SA, a French multinational vehicle manufacturer, outperformed for the period. Shares of Renault SA benefited from strong new car sales growth in France. Additionally, management reiterated its fiscal year 2015 guidance, with the expectations that it should gain share again in Europe in the fourth quarter of 2015 and in 2016 based on strong order backlog.
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

Apple, Inc.	3.1%
Microsoft Corp.	2.7%
Wells Fargo & Co.	2.3%
JPMorgan Chase & Co.	2.2%
Roche Holding AG	2.0%
Cisco Systems, Inc.	1.9%
Home Depot, Inc.	1.9%
Intel Corp.	1.8%
Kimberly-Clark Corp.	1.8%
Bristol-Myers Squibb Co.	1.7%
Portfolio holdings are subject to change daily.
Among the key detractors for the period were Casino Guichard-Perrachon SA and Cia Energetica de Minas Gerais Cemig.
An overweight position in Casino Guidchard-Perrachon SA, an operator of food retail outlets headquartered in Saint-Etienne, France, underperformed for the period. Its shares were negatively impacted by increased macro-economic challenges in Brazil, a slower recovery in France and significant currency weakness in its international markets.
An overweight position in Cia Energetica de Minas Gerais Cemig, an electric utilities company headquartered in Brazil, underperformed for the period. On June 24, 2015, the Brazilian superior court ruled on the fate of Jaguara’s concession contract, deciding in favor of the federal government and denying Cia Energetica de Minas Gerais Cemig’s appeal to main Jaguara’s concession portfolio. As one of the three power plants the company was fighting to maintain, the impact of the news is negative as it will have less energy available for the sale in the spot market to offset the negative impact of the deficit in hydro production.
Current Strategy and Outlook: We continue to see what we consider to be attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Portfolio has sought to provide.

*
Effective July 17, 2015, David Rabinowitz was removed as a portfolio manager to the Portfolio. Effective December 31, 2015, Maya Venkatraman was added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
7

Voya Global Value Advantage Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV and S January 28, 2008	Since Inception of Classes I, S2 and T March 5, 2015
Class ADV	-2.85%	4.87%	0.88%	—
Class I	—	—	—	-6.64%
Class S	-2.47%	5.16%	1.15%	—
Class S2	—	—	—	-7.04%
Class T	—	—	—	-7.04%
MSCI ACW Index	-2.36%	6.09%	3.38%	-5.51%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Value Advantage Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

8

Portfolio Managers’ Report	Voya Growth and Income Portfolio

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Information Technology	19.5%
Financials	16.0%
Health Care	15.1%
Consumer Discretionary	14.2%
Consumer Staples	10.2%
Industrials	7.9%
Energy	6.6%
Utilities	3.2%
Materials	2.8%
Telecommunication Services	2.3%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Growth and Income Portfolio (the “Portfolio”) seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Vincent Costa, CFA, Christopher F. Corapi, Kristy Finnegan, and James Dorment, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*
Performance: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of  -1.42% compared to the S&P 500® Index, which returned 1.38% for the same period.
Portfolio Specifics: For the period ended December 31, 2015, the Portfolio underperformed the Index, due primarily to weak security selection. On the sector level, unfavorable stock selection within the consumer discretionary and financials sectors detracted the most from relative performance. By contrast, favorable stock selection within the consumer staples and health care sectors contributed positively to returns.
On an individual security level basis, Amazon.com, Inc. and Union Pacific Corporation were among the key detractors for the period.
An underweight position in internet retailer Amazon.com, Inc. underperformed for the period. The company reported better than expected quarterly results, driven by continued strength in North American Retail and Amazon Web Services, the company’s cloud computing business. Both segments drove a material expansion in incremental profitability at the company. The stock continued to perform well through the quarter amidst positive data on holiday sales leading up to Black Friday/Cyber Monday.
Within the industrials sector, an overweight position in Union Pacific Corporation, a provider of railroad and freight transportation services, underperformed for the period due to the soft demand environment. Like many rail companies this year, Union Pacific Corporation’s revenues have come in below expectations as a result of lower fuel surcharges and weakness in coal demand. Despite slightly better than expected results in the third quarter of 2015 driven by solid cost controls, management guided to negative earnings per share growth in the fourth quarter of 2015 given ongoing volume-related headwinds. We have since exited the position.
Within the energy sector, not owning benchmark name Kinder Morgan, Inc., contributed positively to performance. Shares of Kinder Morgan, Inc. underperformed on expectations of U.S. production declines negatively impacting the company’s business outlook. Furthermore, the decline in share price created growth financing concerns, which put additional pressure on the stock.
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

Apple, Inc.	4.5%
Microsoft Corp.	4.0%
Pfizer, Inc.	2.6%
Merck & Co., Inc.	2.5%
General Electric Co.	2.5%
Wells Fargo & Co.	2.4%
Cisco Systems, Inc.	2.4%
AT&T, Inc.	2.3%
Intel Corp.	2.1%
Amazon.com, Inc.	2.1%
Portfolio holdings are subject to change daily.
Among the main contributors were Kimberly-Clark Corporation and Kraft Heinz Company.
An overweight position in Kimberly-Clark Corporation, a manufacturer of paper-based personal care, baby care and commercial products, outperformed for the period driven by better market share momentum in baby diapers in the U.S. market. Furthermore, the company reported an organic revenue beat for the third quarter of 2015 driven by North America personal care and continued momentum in emerging markets.
Within the consumer staples sector, our overweight position in Kraft Heinz Company outperformed. In March, Kraft Foods Group signed a definitive merger agreement with H.J. Heinz Co. in an equity-based deal whereas Kraft Foods Group shareholders received a special dividend of  $16.50 and a 49% stake in the new company, Kraft Heinz Company. The strength in the company’s share price reflects the special dividend, expected accretion from cost synergies, the potential for future accretive acquisitions enabled by a modestly levered balance sheet and the benefit of a best-in-class operator, 3G, at the helm.
Current Strategy and Outlook: We continue to see what we consider to be attractive valuations in companies in a variety of sectors. Going forward we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Portfolio has sought to provide.

*
Effective May 1, 2015, Kristy Finnegan was added as portfolio manager of the Portfolio. Effective December 31, 2015, James Dorment was added as portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
9

Voya Growth and Income Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006	Since Inception of Class S2 February 27, 2009
Class ADV	-1.82%	9.99%	—	5.09%	—
Class I	-1.42%	10.49%	6.47%	—	—
Class S	-1.64%	10.22%	6.19%	—	—
Class S2	-1.78%	10.07%	—	—	16.08%
S&P 500® Index	1.38%	12.57%	7.31%	6.35%	18.63%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

10

Portfolio Managers’ Report	Voya Intermediate Bond Portfolio

Investment Type Allocation as of December 31, 2015 (as a percentage of net assets)

Corporate Bonds/Notes	33.4%
U.S. Government Agency Obligations	32.6%
Mutual Funds	12.7%
Collateralized Mortgage Obligations	12.1%
Asset-Backed Securities	8.1%
U.S. Treasury Obligations	6.4%
Foreign Government Bonds	0.2%
Municipal Bonds	0.1%
Liabilities in Excess of Other Assets*	(5.6)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Portfolio (the “Portfolio”) seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of 0.60% compared to the Barclays U.S. Aggregate Bond Index, which returned 0.55% for the same period.
Portfolio Specifics: The Portfolio outperformed the Barclays U.S. Aggregate Index during the year.
Security selection drove the Portfolio’s outperformance. Our key positioning was to stay overweight U.S.-centric assets and securities backed by commercial real estate as the housing recovery continued. Issue selection was favorable within agency mortgages, commercial mortgage-backed securities and asset-backed securities. While we had a very limited allocation to emerging market debt, favoring stable and better-rated sovereign and corporate credits over idiosyncratic, high yielding and commodity-related credits was additive to performance.
Asset allocation also contributed to results, mainly driven by an overweight to non-agency mortgages. Supportive fundamentals from housing and a shrinking legacy universe have bolstered non-agency mortgage price stability. Our overweight to credit and underweight to U.S. Treasuries detracted from performance as spreads widened. Duration of U.S. interest rates was traded around the benchmark and negatively affected returns. We tended to be neutral to slightly shorter duration to protect principal in anticipation of the U.S. Federal Reserve Board (“Fed”) raising rates.
Treasury futures, options and credit default swaps were utilized during the year and detracted from performance. Additionally, currency forwards used to hedge risk detracted from performance.
Current Strategy and Outlook: Our view is that U.S. growth is poised to stay closely tethered to a frustratingly low potential rate. We
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

United States Treasury Bond, 2.875%, 08/15/45	3.1%
Ginnie Mae, 3.500%, 11/20/41	3.1%
Freddie Mac, 3.500%, 07/15/41	2.8%
Voya Investment Grade Credit Fund - Class P	2.6%
Voya Securitized Credit Fund - Class P	2.5%
Voya Emerging Markets Hard Currency Debt Fund - Class P	2.4%
Voya High Yield Bond Fund - Class P	2.0%
Voya Emerging Markets Corporate Debt Fund - Class P	1.6%
Voya Emerging Markets Local Currency Debt Fund - Class P	1.2%
Freddie Mac, 3.000%, 09/01/45	1.1%
Portfolio holdings are subject to change daily.
believe momentum in the household formation rate is likely to continue and is a sign of the continued resilience of the U.S. consumer. However, a continued cautious stance towards leverage, particularly within the millennial generation, is subduing the upside to growth. While U.S. dollar strength will continue to weigh on near term growth prospects, we believe this headwind will wane throughout 2016.
The Fed’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. The disruptions that potentially may emerge from this divergence in central bank policies will demand close attention from investors in 2016. It is our opinion that G-3 central banks will be progressively less effective in either calibrating monetary policy to economic conditions, or achieving desired growth or inflation outcomes. Central banks are addressing only the demand side of the economy, while there is significant supply side weakness arising from historically low productivity growth and low labor force participation. Central bank policy deployment is now more likely to cause market confusion and volatility, in contrast to generally positive influence to markets over prior years.
In our opinion, the speed of the Fed’s normalization actions will be driven by supply-side and/or productivity improvements, or lack thereof. We believe a continuation of the relatively muted growth in supply side factors would be received negatively by the market and would pressure the Fed to accelerate the near term pace of tightening, while also lowering the fed funds rate. Additionally, the lack of top-line revenue growth, paired with continued pressure for a larger share of income for labor, will pressure corporate margins from their historically high levels. We believe that higher levels of nominal growth will ultimately prove necessary for more leveraged entities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
11

Voya Intermediate Bond Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006	Since Inception of Class S2 February 27, 2009
Class ADV	-0.02%	4.22%	—	3.99%	—
Class I	0.60%	4.75%	4.55%	—	—
Class S	0.26%	4.48%	4.28%	—	—
Class S2	0.17%	4.32%	—	—	6.60%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.51%	4.49%	4.39%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

12

Portfolio Managers’ Report	Voya Money Market Portfolio

Investment Type Allocation as of December 31, 2015 (as a percentage of net assets)

Asset Backed Commercial Paper	22.0%
Treasury Debt	21.8%
Certificates of Deposit	20.0%
Other Note	10.4%
Investment Companies	9.2%
Financial Company Commercial Paper	7.7%
Other Commercial Paper	7.4%
Government Agency Debt	5.8%
Liabilities in Excess of Other Assets	(4.3)%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Money Market Portfolio* (the “Portfolio”) seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of  $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance**: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of 0.01% compared to the iMoneyNet First Tier Retail Index, which returned 0.01% for the same period.
Portfolio Specifics: Preservation of capital, limiting interest rate risk and keeping an excess liquidity cushion were our primary focuses for the Portfolio during the period. Maximizing the yield and the total return of the Portfolio remains a secondary focus in light of the current market conditions and risks and the low absolute level of rates. The Portfolio continues to waive fees in order to maintain a 0.00% net yield as do most of our competitors due to the historically low level of rates on money market securities.
The Portfolio followed the strategy of limiting interest rate risk by minimizing purchases of fixed rate securities with maturities beyond the Federal Open Market Committee (“FOMC”) meeting dates in the second half of the year to protect against a possible FOMC rate increase at their June, July, September and December meetings. In addition, the Portfolio maintained floating rate exposure of over 20% which should allow the Portfolio to take advantage of higher interest rates now that the FOMC has started to raise rates.
The Portfolio maintained excess daily and weekly liquidity over the required minimums, primarily Repo, T-Bills and Agency Discount Notes which resulted in a lower gross yield for the Portfolio during the period. Repo yields continued to average approximately seven basis points due to limited supply and excess demand during the period until rates were raised in the middle of December and were constrained by the rate paid on the Federal Reserve Reverse Repo program. The Portfolio held larger positions in T-Bills and Agency Discount notes than we preferred due to the lack of higher yielding 7-day and shorter commercial paper and certificates of deposit in order to meet the liquidity minimums.
Outlook and Current Strategy: The FOMC projections for future rate increases at the December meeting based on their dot forecasts indicated that on average they anticipated four 0.25% rate increases in 2016 or approximately one every other meeting. The short-term funding markets
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

United States Treasury Bill, 0.281%, 03/24/16	17.0%
BlackRock Liquidity Funds, TempCash, Institutional, 0.272%, 01/04/16	4.6%
BlackRock Liquidity Funds, TempFund, Institutional, 0.284%, 01/04/16	4.6%
Sumitomo Mitsui Trust NY, 0.249%, 01/05/16	4.4%
Crown Point Capital Co., 0.305%, 01/04/16	4.3%
Concord Minutement Capital Co., 0.305%, 01/04/16	4.3%
United States Treasury Bill, 0.046%, 01/14/16	4.2%
Norinchukin Bank NY, 0.460%, 03/01/16	4.1%
Wells Fargo Bank NA, 0.499%, 09/21/16	3.1%
Thunder Bay Funding LLC, 0.517%, 01/14/16	2.9%
Portfolio holdings are subject to change daily.
quickly discounted future rate increases by the FOMC after the December meeting, projecting only one or at most two 0.25% rate increases in 2016. That is consistent with our base case expectation for the FOMC to raise rates much more slowly that their dot projections show.
The Portfolio announced in December that in response to the new SEC rules concerning floating NAVs, redemption gates and exit fees that it will convert to a government money market fund on or before May 1, 2016 in order to avoid being subjected to the new requirements that did not fit its shareholder base.
Our current strategy for the Portfolio is to gradually shift our investment focus from a prime money market strategy and security selection to a government money market strategy and security selection between now and when the Portfolio converts. We are limiting our purchases of corporate securities that are not eligible for a government money fund to maturities prior to the end of April. At the same time we will be increasing our exposure to US Treasury securities and US Government Agency securities which will be eligible securities post conversion.
Preservation of capital and liquidity remain our top objectives. We plan on maintaining reasonable daily liquidity and short-term liquidity while looking for opportunities to extend our weighted average maturity when the market is pricing in higher than our expected future FOMC rate increases.

*
On November 19, 2015, the Board approved revisions to the Portfolio’s principal investment strategies in order for the Portfolio to meet the definition of a “government money market fund” under Rule 2a-7 under the 1940 Act. In addition, the Board also approved a revision to the Portfolio’s name. All changes will be effective May 1, 2016 and the Portfolio will be renamed “Voya Government Money Market Portfolio.”

**
Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
13

Voya Small Company Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	26.2%
Information Technology	17.5%
Industrials	15.5%
Consumer Discretionary	12.9%
Health Care	12.8%
Materials	4.4%
Consumer Staples	2.6%
Utilities	2.3%
Energy	1.9%
Exchange-Traded Funds	1.8%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Portfolio (the “Portfolio”) seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*
Performance: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of  -0.79% compared to the Russell 2000® Index, which returned -4.41% for the same period.
Portfolio Specifics: Outperformance for the period was due to favorable stock selection. In particular, strong stock selection within the capital goods, health care equipment and services and real estate sectors generated the greatest outperformance. By contrast, our underweight to the pharmaceuticals and biotechnology sector detracted the most from returns. Stock selection within the semiconductors and energy sectors was also a headwind during the period.
The main individual contributors to performance were Orbital ATK, Inc. and Sturm, Ruger & Company, Inc.
Owning non-benchmark name within the capital goods sector, Orbital ATK, Inc., contributed positively to performance during the period. Shares benefited in early 2015 from Orbital Sciences’ merger with ATK. Subsequently, shares have risen in response to Orbital ATK, Inc.’s successful commercial resupply service (“CRS") mission which has boosted investor confidence and the possibility that the company will receive a portion of the next CRS contract.
Within the consumer durables sector, our overweight position in Sturm, Ruger & Company, Inc., generated positive results. After a difficult 2014, the company bounced back with a solid fourth quarter of 2014 beat along with an upturn of Street earnings expectations. Distributor inventories moved down during and after the December quarter, as end-retail demand strengthened. Given the major overhang heightened channel inventory has had on the stock, the reduction of this inventory has boded well for 2015 sales. Additionally, shares were positively impacted by management’s buyback of 3% of outstanding shares at $35, with authorization to purchase another 8-10%.
Key detractors from performance were Unit Corporation and Blount International, Inc.
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

iShares Russell 2000 ETF	1.8%
Healthsouth Corp.	1.1%
Clarcor, Inc.	1.1%
Littelfuse, Inc.	1.1%
j2 Global, Inc.	1.1%
STERIS PLC	1.0%
Webster Financial Corp.	1.0%
Investors Bancorp, Inc.	1.0%
MB Financial, Inc.	1.0%
Orbital ATK, Inc.	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
An overweight position in diversified energy company, Unit Corporation, detracted value during the period. Unit Corporation shares have declined during the period due to the difficult environment for both the drilling and exploration and production segments and general weakness within the energy sector.
Within the capital goods sector, an overweight position in Blount International, Inc., a manufacturer of goods for the logging, yard care and general contractor industries, detracted from performance on a calendar year basis. Underperformance was largely driven by weakness in the agricultural markets, declining backlog and continued currency headwinds. However, shares have rebounded since the company’s announcement on December 10 that it is to be acquired at a premium by American Securities and P2 Capital Partners in an all-cash deal.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the portfolio is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

*
Steve Salopek retired from Voya Investment Management Co. LLC effective June 30, 2015.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
14

Portfolio Managers’ Report	Voya Small Company Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008	Since Inception of Class R6 November 24, 2015
Class ADV	-1.26%	9.67%	—	14.49%	—
Class I	-0.79%	10.21%	8.20%	—	—
Class R6	—	—	—	—	-3.99%
Class S	-1.02%	9.95%	7.90%	—	—
Russell 2000® Index	-4.41%	9.19%	6.80%	14.49%	-4.25%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Small Company Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

15

Shareholder Expense Examples (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*
Voya Balanced Portfolio
Class I	$1,000.00	$969.10	0.62%	$3.08	$1,000.00	$1,022.08	0.62%	$3.16
Class S	1,000.00	967.50	0.87	4.31	1,000.00	1,020.82	0.87	4.43
Voya Global Value Advantage Portfolio
Class ADV	$1,000.00	$931.60	1.11%	$5.40	$1,000.00	$1,019.61	1.11%	$5.65
Class I	1,000.00	935.10	0.61	2.98	1,000.00	1,022.13	0.61	3.11
Class S	1,000.00	933.10	0.86	4.19	1,000.00	1,020.87	0.86	4.38
Class S2	1,000.00	932.20	1.01	4.92	1,000.00	1,020.11	1.01	5.14
Class T	1,000.00	932.20	1.21	5.89	1,000.00	1,019.11	1.21	6.16
Voya Growth and Income Portfolio
Class ADV	$1,000.00	$967.40	1.03%	$5.11	$1,000.00	$1,020.01	1.03%	$5.24
Class I	1,000.00	969.60	0.58	2.88	1,000.00	1,022.28	0.58	2.96
Class S	1,000.00	968.60	0.83	4.12	1,000.00	1,021.02	0.83	4.23
Class S2	1,000.00	967.80	0.98	4.86	1,000.00	1,020.27	0.98	4.99
Voya Intermediate Bond Portfolio
Class ADV	$1,000.00	$999.60	0.98%	$4.94	$1,000.00	$1,020.27	0.98%	4.99
Class I	1,000.00	1,003.40	0.48	2.42	1,000.00	1,022.79	0.48	2.45
Class S	1,000.00	1,001.50	0.73	3.68	1,000.00	1,021.53	0.73	3.72
Class S2	1,000.00	1,000.70	0.88	4.44	1,000.00	1,020.77	0.88	4.48
Voya Money Market Portfolio
Class I	$1,000.00	$1,000.00	0.22%	$1.11	$1,000.00	$1,024.10	0.22%	$1.12
Class S	1,000.00	1,000.00	0.22	1.11	1,000.00	1,024.10	0.22	1.12
16

Shareholder Expense Examples (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*
Voya Small Company Portfolio
Class ADV	$1,000.00	$937.80	1.34%	$6.54	$1,000.00	$1,018.45	1.34%	$6.82
Class I	1,000.00	940.40	0.84	4.11	1,000.00	1,020.97	0.84	4.28
Class R6(1)	1,000.00	960.10	0.84	0.86	1,000.00	1,020.97	0.84	4.28
Class S	1,000.00	939.30	1.09	5.33	1,000.00	1,019.71	1.09	5.55

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was November 24, 2015. Expenses paid for the actual Portfolio’s return reflect the 38-day period ended December 31, 2015.

17

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors/Trustees
Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio, and Voya Money Market Portfolio
We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments of Voya Balanced Portfolio, a series of Voya Balanced Portfolio, Inc., Voya Growth and Income Portfolio, a series of Voya Variable Funds, Voya Global Value Advantage Portfolio, and Voya Small Company Portfolio, each a series of Voya Variable Portfolios, Inc., and Voya Intermediate Bond Portfolio, and including the portfolio of investments of Voya Money Market Portfolio, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 25, 2016
18

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

	Voya Balanced Portfolio	Voya Global Value Advantage Portfolio	Voya Growth and Income Portfolio
ASSETS:
Investments in securities at fair value+*	$398,212,046	$786,004,573	$3,601,399,172
Investments in affiliated underlying funds at fair value**	13,431,216	—	—
Short-term investments at fair value***	14,484,129	12,164,936	42,867,000
Total investments at fair value	$426,127,391	$798,169,509	$3,644,266,172
Cash	29,041,140	362	25,074
Cash collateral for futures	2,743,450	168,300	—
Cash pledged for centrally cleared swaps (Note 2)	550,000	—	—
Foreign currencies at value****	161,047	283,910	—
Foreign cash collateral for futures*****	4,604	—	—
Receivables:
Investments in affiliated underlying funds sold	5,216,170	—	—
Investment securities sold	—	—	31,225,834
Investment securities sold on a delayed-delivery or when-issued basis	2,088,914	—	—
Fund shares sold	43,969	2,409,038	2,621,132
Dividends	451,127	1,654,263	7,899,703
Interest	818,353	—	—
Foreign currency settlement (Note 14)	18,617	1,358,167	486,453
Foreign tax reclaims	86,404	446,851	73,971
Unrealized appreciation on forward foreign currency contracts	799,184	—	—
Prepaid expenses	909	1,681	8,014
Other assets	122,240	36,972	496,560
Total assets	468,273,519	804,529,053	3,687,102,913
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	4,750,482	—	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	9,285,358	—	—
Payable for fund shares redeemed	2,009,235	305,205	3,674,178
Payable for foreign cash collateral for futures******	26,117	—	—
Payable upon receipt of securities loaned	7,648,866	1,010,936	—
Unrealized depreciation on forward foreign currency contracts	794,081	—	—
Variation margin payable on centrally cleared swaps	13,224	—	—
Cash received as collateral for OTC derivatives (Note 2)	300,000	—	—
Payable for investment management fees	211,925	378,126	1,756,649
Payable for distribution and shareholder service fees	866	158,222	584,612
Payable for directors/trustees fees	2,442	3,690	20,173
Payable to directors/trustees under the deferred compensation plan (Note 6)	122,240	36,972	496,560
Other accrued expenses and liabilities	138,727	203,225	393,324
Total liabilities	25,303,563	2,096,376	6,925,496
NET ASSETS	$442,969,956	$802,432,677	$3,680,177,417
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$444,204,673	$1,025,029,473	$3,036,721,589
Undistributed net investment income	7,368,281	19,417,497	(515,229)
Accumulated net realized gain (loss)	(6,944,145)	(198,967,731)	39,758,990
Net unrealized appreciation (depreciation)	(1,658,853)	(43,046,562)	604,212,067
NET ASSETS	$442,969,956	$802,432,677	$3,680,177,417
+ Including securities loaned at value	$7,455,134	$961,437	$—
* Cost of investments in securities	$398,731,125	$829,027,566	$2,997,187,105
** Cost of investments in affiliated underlying funds	$14,472,597	$—	$—
*** Cost of short-term investments	$14,484,150	$12,164,936	$42,867,000
**** Cost of foreign currencies	$157,243	$299,564	$—
***** Cost of foreign cash collateral for futures	$4,604	$—	$—
****** Cost of payable for foreign cash collateral for futures	$26,116	$—	$—
See Accompanying Notes to Financial Statements
19

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015 (continued)

	Voya Balanced Portfolio	Voya Global Value Advantage Portfolio	Voya Growth and Income Portfolio
Class ADV
Net assets	n/a	$23,879,799	$1,145,071,946
Shares authorized	n/a	100,000,000	unlimited
Par value	n/a	$0.001	$1.000
Shares outstanding	n/a	2,697,322	41,180,010
Net asset value and redemption price per share	n/a	$8.85	$27.81
Class I
Net assets	$438,912,314	$165,749,028	$1,872,684,388
Shares authorized	500,000,000	100,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	31,136,599	18,547,293	66,564,352
Net asset value and redemption price per share	$14.10	$8.94	$28.13
Class S
Net assets	$4,057,642	$558,518,897	$662,075,115
Shares authorized	500,000,000	200,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	289,674	62,568,174	23,793,786
Net asset value and redemption price per share	$14.01	$8.93	$27.83
Class S2
Net assets	n/a	$288,345	$345,968
Shares authorized	n/a	100,000,000	unlimited
Par value	n/a	$0.001	$1.000
Shares outstanding	n/a	32,759	12,535
Net asset value and redemption price per share	n/a	$8.80	$27.60
Class T
Net assets	n/a	$53,996,608	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	6,137,233	n/a
Net asset value and redemption price per share	n/a	$8.80	n/a
See Accompanying Notes to Financial Statements
20

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

	Voya Intermediate Bond Portfolio	Voya Money Market Portfolio	Voya Small Company Portfolio
ASSETS:
Investments in securities at fair value+*	$4,428,798,142	$—	$591,379,589
Investments in affiliated underlying funds at fair value**	603,339,880	—	—
Short-term investments at fair value***	107,624,679	—	22,428,258
Total investments at fair value	$5,139,762,701	$—	$613,807,847
Short-term investments at amortized cost	—	564,570,652	—
Cash	260,358	64	816
Cash collateral for futures	8,407,334	—	—
Cash pledged for centrally cleared swaps (Note 2)	13,492,000	—	—
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	773,000	—	—
Foreign currencies at value****	1,071	—	—
Receivables:
Investment securities sold	136,197,127	—	4,780,602
Investment securities sold on a delayed-delivery or when-issued basis	278,534,422	—	—
Fund shares sold	548,416	28,010	496,675
Dividends	4,054	5,073	729,288
Interest	25,686,153	128,329	—
Foreign currency settlement (Note 14)	33,363	—	—
Unrealized appreciation on forward foreign currency contracts	312,243	—	—
Prepaid expenses	10,483	1,206	1,296
Other assets	361,420	190,628	52,866
Total assets	5,604,384,145	564,923,962	619,869,390
LIABILITIES:
Payable for investment securities purchased	35,321,726	15,667,435	3,690,118
Payable for investment securities purchased on a delayed-delivery or when-issued basis	742,292,947	—	—
Payable for fund shares redeemed	4,787,209	7,633,837	660,553
Payable upon receipt of securities loaned	50,760,874	—	10,859,258
Unrealized depreciation on forward foreign currency contracts	310,821	—	—
Variation margin payable on centrally cleared swaps	396,993	—	—
Payable for investment management fees	1,844,868	142,094	419,013
Payable for distribution and shareholder service fees	825,469	12	26,068
Payable for directors/trustees fees	23,700	2,880	3,169
Payable to directors/trustees under the deferred compensation plan (Note 6)	361,420	190,628	52,860
Other accrued expenses and liabilities	490,869	70,154	76,604
Total liabilities	837,416,896	23,707,040	15,787,643
NET ASSETS	$4,766,967,249	$541,216,922	$604,081,747
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$4,999,080,824	$541,252,728	$485,234,233
Undistributed (distributions in excess of) net investment income	455,801	(139,822)	2,366,567
Accumulated net realized gain (loss)	(177,200,767)	104,016	50,983,464
Net unrealized appreciation (depreciation)	(55,368,609)	—	65,497,483
NET ASSETS	$4,766,967,249	$541,216,922	$604,081,747
+ Including securities loaned at value	$49,605,746	$—	$10,571,531
* Cost of investments in securities	$4,430,071,114	$—	$525,882,106
** Cost of investments in affiliates	$654,858,746	$—	$—
*** Cost of short-term investments	$107,604,549	$—	$22,428,258
**** Cost of foreign currencies	$1,069	$—	$—
See Accompanying Notes to Financial Statements
21

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015 (continued)

	Voya Intermediate Bond Portfolio	Voya Money Market Portfolio	Voya Small Company Portfolio
Class ADV
Net assets	$319,731,744	n/a	$5,615,426
Shares authorized	unlimited	n/a	100,000,000
Par value	$1.000	n/a	$0.001
Shares outstanding	25,776,553	n/a	295,699
Net asset value and redemption price per share	$12.40	n/a	$18.99
Class I
Net assets	$1,248,125,162	$541,132,217	$487,778,093
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	99,720,766	540,909,888	24,717,872
Net asset value and redemption price per share	$12.52	$1.00	$19.73
Class R6
Net assets	n/a	n/a	$2,902
Shares authorized	n/a	n/a	100,000,000
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	147
Net asset value and redemption price per share	n/a	n/a	$19.74
Class S
Net assets	$3,169,893,722	$84,705	$110,685,326
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	254,765,926	84,669	5,725,107
Net asset value and redemption price per share	$12.44	$1.00	$19.33
Class S2
Net assets	$29,216,621	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$1.000	n/a	n/a
Shares outstanding	2,355,684	n/a	n/a
Net asset value and redemption price per share	$12.40	n/a	n/a
See Accompanying Notes to Financial Statements
22

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

	Voya Balanced Portfolio	Voya Global Value Advantage Portfolio	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$632,142	$—	$—	$26,953,893
Dividends, net of foreign taxes withheld*	7,470,022	22,586,359	100,552,221	54,911
Interest	4,125,824	—	5,732	144,022,394
Securities lending income, net	104,015	244,493	45,881	762,588
Total investment income	12,332,003	22,830,852	100,603,834	171,793,786
EXPENSES:
Investment management fees(1)	2,760,767	3,663,856	22,802,768	22,006,481
Distribution and shareholder service fees:
Class ADV	—	106,421	6,284,159	1,219,807
Class S	11,528	1,176,584	1,837,115	8,373,462
Class S2	—	1,411	1,318	128,288
Class T	—	393,074	—	—
Transfer agent fees	597	1,234	11,463	10,409
Administrative service fees(1)	168,681	150,032	1,404,051	1,545,046
Shareholder reporting expense	50,832	79,880	259,551	273,269
Registration fees	—	—	—	1,124
Professional fees	36,630	34,605	145,118	186,555
Custody and accounting expense	191,851	196,525	391,640	584,373
Directors/Trustees fees	14,647	22,136	121,034	142,197
Miscellaneous expense	28,144	52,306	181,461	198,436
Interest expense	82	1,077	3,459	2,259
Total expenses	3,263,759	5,879,141	33,443,137	34,671,706
Net waived and reimbursed fees	(219,712)	(78,897)	(2,444,243)	(2,159,236)
Net expenses	3,044,047	5,800,244	30,998,894	32,512,470
Net investment income	9,287,956	17,030,608	69,604,940	139,281,316
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	19,861,946	(14,187,804)	328,877,989	3,762,927
Capital gain distributions from affiliated underlying funds	—	—	—	2,059,344
Sale of investments in affiliated underlying funds	—	—	—	(3,048,728)
Foreign currency related transactions	(2,063,343)	1,259,232	512,373	(451,608)
Futures	1,289,627	(1,055,216)	639,644	(12,551,943)
Swaps	(385,276)	—	—	(2,433,480)
Written options	852,591	—	—	8,610,846
Net realized gain (loss)	19,555,545	(13,983,788)	330,030,006	(4,052,642)
Net change in unrealized appreciation (depreciation) on:
Investments	(36,730,219)	(45,729,258)	(453,782,172)	(87,149,393)
Affiliated underlying funds	(1,021,872)	—	—	(28,738,431)
Foreign currency related transactions	514,266	(22,518)	2,758	237,429
Futures	136,245	33,472	(726,481)	(3,691,479)
Swaps	10,175	—	—	1,501,202
Written options	(3,447)	—	—	—
Net change in unrealized appreciation (depreciation)	(37,094,852)	(45,718,304)	(454,505,895)	(117,840,672)
Net realized and unrealized loss	(17,539,307)	(59,702,092)	(124,475,889)	(121,893,314)
Increase (decrease) in net assets resulting from operations	$(8,251,351)	$(42,671,484)	$(54,870,949)	$17,388,002
* Foreign taxes withheld	$197,581	$1,478,653	$332,538	$—

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements
23

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

	Voya Money Market Portfolio	Voya Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$36,250	$7,836,344
Interest, net of foreign taxes withheld*	1,252,593	—
Securities lending income, net	—	208,356
Total investment income	1,288,843	8,044,700
EXPENSES:
Investment management fees(1)	1,821,007	5,177,602
Distribution and shareholder service fees:
Class ADV	—	28,936
Class S	264	284,372
Class S2(2)	—	11
Transfer agent fees	778	1,043
Administrative service fees(1)	194,439	210,498
Shareholder reporting expense	48,642	42,708
Professional fees	28,869	35,657
Custody and accounting expense	65,039	80,020
Directors/Trustees fees	17,281	19,017
Miscellaneous expense	27,748	45,185
Interest expense	524	104
Total expenses	2,204,591	5,925,153
Net waived and reimbursed fees	(917,499)	(295,260)
Net expenses	1,287,092	5,629,893
Net investment income	1,751	2,414,807
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	105,348	58,475,504
Foreign currency related transactions	—	6
Net realized gain	105,348	58,475,510
Net change in unrealized appreciation (depreciation) on:
Investments	—	(66,215,338)
Net change in unrealized appreciation (depreciation)	—	(66,215,338)
Net realized and unrealized gain (loss)	105,348	(7,739,828)
Increase (decrease) in net assets resulting from operations	$107,099	$(5,325,021)
* Foreign taxes withheld	$47	$12,824

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

(2)
Class S2 of Voya Small Company Portfolio liquidated on May 28, 2015.

See Accompanying Notes to Financial Statements
24

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Portfolio		Voya Global Value Advantage Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$9,287,956	$11,612,453	$17,030,608	$4,050,134
Net realized gain (loss)	19,555,545	36,367,262	(13,983,788)	11,266,385
Net change in unrealized appreciation (depreciation)	(37,094,852)	(15,716,533)	(45,718,304)	(6,805,584)
Increase (decrease) in net assets resulting from operations	(8,251,351)	32,263,182	(42,671,484)	8,510,935
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	—	(34,754)
Class I	(9,483,192)	(8,604,651)	(1,130,563)	—
Class S	(77,986)	(78,141)	(2,463,069)	(5,096,647)
Class S2	—	—	(1,762)	—
Class T	—	—	(416,187)	—
Total distributions	(9,561,178)	(8,682,792)	(4,011,581)	(5,131,401)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,063,612	7,209,160	128,410,776	7,948,827
Proceeds from shares issued in merger (Note 13)	—	—	817,995,808	—
Reinvestment of distributions	9,561,178	8,682,792	4,011,581	5,131,401
	12,624,790	15,891,952	950,418,165	13,080,228
Cost of shares redeemed	(63,852,104)	(71,405,477)	(271,062,713)	(27,339,058)
Net increase (decrease) in net assets resulting from capital share transactions	(51,227,314)	(55,513,525)	679,355,452	(14,258,830)
Net increase (decrease) in net assets	(69,039,843)	(31,933,135)	632,672,387	(10,879,296)
NET ASSETS:
Beginning of year or period	512,009,799	543,942,934	169,760,290	180,639,586
End of year or period	$442,969,956	$512,009,799	$802,432,677	$169,760,290
Undistributed net investment income at end of year or period	$7,368,281	$9,875,019	$19,417,497	$3,983,197

See Accompanying Notes to Financial Statements
25

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Growth and Income Portfolio		Voya Intermediate Bond Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$69,604,940	$77,340,845	$139,281,316	$135,438,503
Net realized gain (loss)	330,030,006	526,847,895	(4,052,642)	87,219,936
Net change in unrealized appreciation (depreciation)	(454,505,895)	(164,946,310)	(117,840,672)	19,693,504
Increase (decrease) in net assets resulting from operations	(54,870,949)	439,242,430	17,388,002	242,351,943
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(18,114,051)	(20,253,935)	(9,986,767)	(5,558,145)
Class I	(38,458,104)	(41,711,859)	(43,838,685)	(31,200,782)
Class S	(11,901,355)	(13,490,161)	(105,043,748)	(106,574,035)
Class S2	(6,176)	(3,255)	(938,671)	(161,042)
Net realized gains:
Class ADV	(56,976,573)	(149,931,317)	—	—
Class I	(92,161,552)	(235,869,791)	—	—
Class S	(32,932,122)	(87,990,084)	—	—
Class S2	(17,319)	(34,844)	—	—
Total distributions	(250,567,252)	(549,285,246)	(159,807,871)	(143,494,004)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	23,163,960	46,421,375	470,317,531	215,719,028
Proceeds from shares issued in merger (Note 13)	—	—	567,665,007	2,882,928,925
Reinvestment of distributions	250,385,786	548,990,972	159,799,747	143,483,422
	273,549,746	595,412,347	1,197,782,285	3,242,131,375
Cost of shares redeemed	(571,660,467)	(692,572,215)	(921,955,938)	(733,223,928)
Net increase (decrease) in net assets resulting from capital share transactions	(298,110,721)	(97,159,868)	275,826,347	2,508,907,447
Net increase (decrease) in net assets	(603,548,922)	(207,202,684)	133,406,478	2,607,765,386
NET ASSETS:
Beginning of year or period	4,283,726,339	4,490,929,023	4,633,560,771	2,025,795,385
End of year or period	$3,680,177,417	$4,283,726,339	$4,766,967,249	$4,633,560,771
Undistributed (distributions in excess of) net investment income at end of year or period	$(515,229)	$(508,154)	$455,801	$5,199,732

See Accompanying Notes to Financial Statements
26

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Money Market Portfolio		Voya Small Company Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$1,751	$—	$2,414,807	$1,863,729
Net realized gain	105,348	65,891	58,475,510	94,017,009
Net change in unrealized appreciation (depreciation)	—	—	(66,215,338)	(55,993,316)
Increase (decrease) in net assets resulting from operations	107,099	65,891	(5,325,021)	39,887,422
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,751)	—	(2,508,306)	(1,995,917)
Class S	—	—	(277,274)	(116,064)
Net realized gains:
Class ADV	—	—	(833,677)	(780,154)
Class I	(67,210)	(109,900)	(72,451,613)	(61,891,884)
Class S	(13)	(16)	(16,327,083)	(13,010,836)
Class S2(1)	—	—	—	(3,725)
Total distributions	(68,974)	(109,916)	(92,397,953)	(77,798,580)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	85,417,851	70,333,921	66,263,407	60,263,113
Reinvestment of distributions	68,974	109,916	92,397,953	77,798,580
	85,486,825	70,443,837	158,661,360	138,061,693
Cost of shares redeemed	(161,158,873)	(222,207,656)	(98,689,613)	(164,207,275)
Net increase (decrease) in net assets resulting from capital share transactions	(75,672,048)	(151,763,819)	59,971,747	(26,145,582)
Net decrease in net assets	(75,633,923)	(151,807,844)	(37,751,227)	(64,056,740)
NET ASSETS:
Beginning of year or period	616,850,845	768,658,689	641,832,974	705,889,714
End of year or period	$541,216,922	$616,850,845	$604,081,747	$641,832,974
Undistributed (distributions in excess of) net investment income at end of year or period	$(139,822)	$(139,822)	$2,366,567	$2,737,334

(1)
Class S2 of Voya Small Company Portfolio liquidated on May 28, 2015.

See Accompanying Notes to Financial Statements
27

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Balanced Portfolio
Class I
12-31-15	14.64	0.28•	(0.54)	(0.26)	0.28	—	—	0.28	—	14.10	(1.86)	0.67	0.62	0.62	1.90	438,912	193
12-31-14	14.01	0.31•	0.55	0.86	0.23	—	—	0.23	—	14.64	6.22	0.63	0.63	0.63	2.18	507,213	192
12-31-13	12.27	0.28•	1.74	2.02	0.28	—	—	0.28	—	14.01	16.71	0.64	0.64	0.64	2.13	538,114	210
12-31-12	11.13	0.30•	1.20	1.50	0.36	—	—	0.36	—	12.27	13.64	0.64	0.64	0.64	2.57	520,249	234
12-31-11	11.58	0.29•	(0.43)	(0.14)	0.31	—	—	0.31	—	11.13	(1.40)	0.65	0.65	0.65	2.51	524,887	259
Class S
12-31-15	14.55	0.24•	(0.54)	(0.30)	0.24	—	—	0.24	—	14.01	(2.14)	0.92	0.87	0.87	1.65	4,058	193
12-31-14	13.92	0.28•	0.55	0.83	0.20	—	—	0.20	—	14.55	5.99	0.88	0.88	0.88	1.94	4,797	192
12-31-13	12.20	0.24•	1.73	1.97	0.25	—	—	0.25	—	13.92	16.33	0.89	0.89	0.89	1.88	5,829	210
12-31-12	11.05	0.27•	1.21	1.48	0.33	—	—	0.33	—	12.20	13.49	0.89	0.89	0.89	2.32	5,567	234
12-31-11	11.50	0.26•	(0.43)	(0.17)	0.28	—	—	0.28	—	11.05	(1.66)	0.90	0.90	0.90	2.25	5,953	259
Voya Global Value Advantage Portfolio
Class ADV
12-31-15	9.11	0.21•	(0.47)	(0.26)	—	—	—	—	—	8.85	(2.85)(a)	1.11	1.11	1.11	2.26	23,880	83
12-31-14	8.94	0.19	0.22	0.41	0.24	—	—	0.24	—	9.11	4.65	1.12	1.12	1.12	2.03	1,279	88
12-31-13	8.15	0.23•	0.85	1.08	0.29	—	—	0.29	—	8.94	13.46	1.27	1.28	1.28	2.70	1,312	122
12-31-12	7.38	0.25•	0.81	1.06	0.29	—	—	0.29	—	8.15	14.74	1.33	1.34	1.34	3.25	1,485	23
12-31-11	7.93	0.27•	(0.56)	(0.29)	0.26	—	—	0.26	—	7.38	(4.18)	1.34	1.34	1.34	3.48	812	25
Class I
03-05-15(5) - 12-31-15	9.63	0.22•	(0.85)	(0.63)	0.06	—	—	0.06	—	8.94	(6.64)(a)	0.61	0.61	0.61	2.78	165,749	83
Class S
12-31-15	9.20	0.22•	(0.44)	(0.22)	0.05	—	—	0.05	—	8.93	(2.47)(a)	0.86	0.86	0.86	2.38	558,519	83
12-31-14	9.03	0.21•	0.22	0.43	0.26	—	—	0.26	—	9.20	4.87	0.87	0.87	0.87	2.28	168,482	88
12-31-13	8.23	0.25•	0.85	1.10	0.30	—	—	0.30	—	9.03	13.63	1.02	1.03	1.03	2.96	179,327	122
12-31-12	7.44	0.27•	0.83	1.10	0.31	—	—	0.31	—	8.23	15.12	1.08	1.09	1.09	3.54	180,208	23
12-31-11	7.96	0.30•	(0.57)	(0.27)	0.25	—	—	0.25	—	7.44	(3.87)	1.09	1.09	1.09	3.76	173,576	25
Class S2
03-05-15(5) - 12-31-15	9.52	0.14•	(0.80)	(0.66)	0.06	—	—	0.06	—	8.80	(7.04)(a)	1.11	1.01	1.01	1.86	288	83
Class T
03-05-15(5) - 12-31-15	9.52	0.17•	(0.83)	(0.66)	0.06	—	—	0.06	—	8.80	(7.04)(a)	1.36	1.21	1.21	2.21	53,997	83
Voya Growth and Income Portfolio
Class ADV
12-31-15	30.28	0.44•	(0.96)	(0.52)	0.47	1.48	—	1.95	—	27.81	(1.82)	1.13	1.03	1.03	1.46	1,145,072	53
12-31-14	31.36	0.49•	2.77	3.26	0.52	3.82	—	4.34	—	30.28	10.19	1.08	1.03	1.03	1.49	1,348,687	87
12-31-13	24.31	0.22•	7.09	7.31	0.26	—	—	0.26	—	31.36	30.07	1.09	1.04	1.04	0.80	1,441,995	49
12-31-12	21.39	0.29•	2.97	3.26	0.34	—	—	0.34	—	24.31	15.24	1.09	1.04	1.04	1.23	1,251,577	57
12-31-11	21.74	0.22	(0.38)	(0.16)	0.19	—	—	0.19	—	21.39	(0.72)	1.08	1.03	1.03	1.03	1,221,084	75
See Accompanying Notes to Financial Statements
28

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Growth and Income Portfolio (continued)
Class I
12-31-15	30.63	0.59•	(0.99)	(0.40)	0.62	1.48	—	2.10	—	28.13	(1.42)	0.63	0.58	0.58	1.91	1,872,684	53
12-31-14	31.67	0.64•	2.82	3.46	0.68	3.82	—	4.50	—	30.63	10.72	0.58	0.58	0.58	1.94	2,140,398	87
12-31-13	24.54	0.35•	7.17	7.52	0.39	—	—	0.39	—	31.67	30.66	0.59	0.59	0.59	1.25	2,182,314	49
12-31-12	21.59	0.40•	3.00	3.40	0.45	—	—	0.45	—	24.54	15.78	0.59	0.59	0.59	1.68	1,865,425	57
12-31-11	21.94	0.31•	(0.37)	(0.06)	0.29	—	—	0.29	—	21.59	(0.27)	0.58	0.58	0.58	1.39	1,873,712	75
Class S
12-31-15	30.31	0.51•	(0.97)	(0.46)	0.54	1.48	—	2.02	—	27.83	(1.64)	0.88	0.83	0.83	1.66	662,075	53
12-31-14	31.38	0.56•	2.78	3.34	0.59	3.82	—	4.41	—	30.31	10.44	0.83	0.83	0.83	1.70	794,327	87
12-31-13	24.32	0.28•	7.10	7.38	0.32	—	—	0.32	—	31.38	30.34	0.84	0.84	0.84	1.00	865,453	49
12-31-12	21.40	0.34•	2.97	3.31	0.39	—	—	0.39	—	24.32	15.47	0.84	0.84	0.84	1.42	772,713	57
12-31-11	21.77	0.24•	(0.35)	(0.11)	0.26	—	—	0.26	—	21.40	(0.51)	0.83	0.83	0.83	1.13	795,131	75
Class S2
12-31-15	30.11	0.47•	(0.97)	(0.50)	0.53	1.48	—	2.01	—	27.60	(1.78)	1.13	0.98	0.98	1.56	346	53
12-31-14	31.05	0.54•	2.70	3.24	0.36	3.82	—	4.18	—	30.11	10.24	1.08	0.98	0.98	1.68	314	87
12-31-13	24.08	0.22	7.04	7.26	0.29	—	—	0.29	—	31.05	30.17	1.09	0.99	0.99	0.85	1,167	49
12-31-12	21.23	0.35•	2.90	3.25	0.40	—	—	0.40	—	24.08	15.30	1.09	0.99	0.99	1.47	728	57
12-31-11	21.52	0.41•	(0.54)	(0.13)	0.16	—	—	0.16	—	21.23	(0.59)	1.08	0.98	0.98	1.99	217	75
Voya Intermediate Bond Portfolio
Class ADV
12-31-15	12.81	0.34•	(0.34)	0.00*	0.41	—	—	0.41	—	12.40	(0.02)	1.03	0.98	0.98	2.62	319,732	346
12-31-14	12.42	0.38•	0.39	0.77	0.38	—	—	0.38	—	12.81	6.21	0.97	0.97	0.97	2.97	191,895	428
12-31-13	12.88	0.39	(0.47)	(0.08)	0.38	—	—	0.38	—	12.42	(0.62)	0.99	0.99	0.99	3.05	37,058	389
12-31-12	12.34	0.42•	0.67	1.09	0.55	—	—	0.55	—	12.88	8.85	1.00	1.00	1.00	3.25	34,473	425
12-31-11	12.04	0.47•	0.38	0.85	0.55	—	—	0.55	—	12.34	7.04	1.00	1.00	1.00	3.76	16,953	456
Class I
12-31-15	12.90	0.41•	(0.33)	0.08	0.46	—	—	0.46	—	12.52	0.60	0.53	0.48	0.48	3.14	1,248,125	346
12-31-14	12.50	0.44	0.39	0.83	0.43	—	—	0.43	—	12.90	6.67	0.47	0.47	0.47	3.46	958,412	428
12-31-13	12.96	0.45	(0.47)	(0.02)	0.44	—	—	0.44	—	12.50	(0.12)	0.49	0.49	0.49	3.57	846,916	389
12-31-12	12.40	0.49•	0.67	1.16	0.60	—	—	0.60	—	12.96	9.39	0.50	0.50	0.50	3.78	1,001,255	425
12-31-11	12.07	0.54•	0.37	0.91	0.58	—	—	0.58	—	12.40	7.54	0.50	0.50	0.50	4.31	1,205,691	456
Class S
12-31-15	12.83	0.37•	(0.34)	0.03	0.42	—	—	0.42	—	12.44	0.26	0.78	0.73	0.73	2.90	3,169,894	346
12-31-14	12.43	0.42•	0.38	0.80	0.40	—	—	0.40	—	12.83	6.48	0.72	0.72	0.72	3.21	3,477,973	428
12-31-13	12.89	0.44	(0.49)	(0.05)	0.41	—	—	0.41	—	12.43	(0.38)	0.74	0.74	0.74	3.31	1,140,317	389
12-31-12	12.34	0.45•	0.67	1.12	0.57	—	—	0.57	—	12.89	9.08	0.75	0.75	0.75	3.52	1,221,680	425
12-31-11	12.01	0.51•	0.37	0.88	0.55	—	—	0.55	—	12.34	7.30	0.75	0.75	0.75	4.09	1,247,149	456
Class S2
12-31-15	12.79	0.35•	(0.33)	0.02	0.41	—	—	0.41	—	12.40	0.17	1.03	0.88	0.88	2.75	29,217	346
12-31-14	12.43	0.37•	0.40	0.77	0.41	—	—	0.41	—	12.79	6.17	0.97	0.87	0.87	2.87	5,281	428
12-31-13	12.92	0.44	(0.50)	(0.06)	0.43	—	—	0.43	—	12.43	(0.44)	0.99	0.89	0.89	3.45	1,505	389
12-31-12	12.37	0.41	0.69	1.10	0.55	—	—	0.55	—	12.92	8.93	1.00	0.90	0.90	3.37	1,277	425
12-31-11	12.08	0.52•	0.34	0.86	0.57	—	—	0.57	—	12.37	7.14	1.00	0.90	0.90	4.20	1,001	456
See Accompanying Notes to Financial Statements
29

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Money Market Portfolio
Class I
12-31-15	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.01	0.38	0.22	0.22	0.00*	541,132	—
12-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.34	0.19	0.19	0.00	616,745	—
12-31-13	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.34	0.23	0.23	0.00	768,521	—
12-31-12	1.00	0.00*	0.00*	0.00*	0.00*	—	—	0.00*	—	1.00	0.03	0.34	0.34	0.34	0.03	975,469	—
12-31-11	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	0.00*	0.00*	—	1.00	0.02	0.34	0.26	0.26	0.00*	1,176,157	—
Class S
12-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.63	0.22	0.22	0.00	85	—
12-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.59	0.19	0.19	0.00	106	—
12-31-13	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.59	0.23	0.23	0.00	138	—
12-31-12	1.00	(0.00)*	0.00*	0.00*	—	—	—	—	—	1.00	0.00	0.59	0.36	0.36	0.01	134	—
12-31-11	1.00	—	0.00*	0.00	—	0.00*	0.00*	0.00*	—	1.00	0.02	0.59	0.26	0.26	0.00	314	—
Voya Small Company Portfolio
Class ADV
12-31-15	22.49	(0.03)	(0.11)	(0.14)	—	3.36	—	3.36	—	18.99	(1.26)	1.39	1.34	1.34	(0.07)	5,615	45
12-31-14	23.94	(0.03)	1.26	1.23	—	2.68	—	2.68	—	22.49	6.00	1.34	1.34	1.34	(0.18)	5,861	30
12-31-13	19.13	(0.02)	6.64	6.62	0.01	1.80	—	1.81	—	23.94	37.04	1.34	1.34	1.34	(0.13)	7,233	36
12-31-12	17.39	0.01	2.41	2.42	—	0.68	—	0.68	—	19.13	14.01	1.35	1.35	1.35	0.06	6,213	49
12-31-11	17.98	(0.02)•	(0.51)	(0.53)	0.06	—	—	0.06	—	17.39	(2.99)	1.35	1.35	1.35	(0.10)	5,938	61
Class I
12-31-15	23.25	0.09	(0.13)	(0.04)	0.12	3.36	—	3.48	—	19.73	(0.79)	0.89	0.84	0.84	0.43	487,778	45
12-31-14	24.63	0.08	1.31	1.39	0.09	2.68	—	2.77	—	23.25	6.54	0.84	0.84	0.84	0.33	520,298	30
12-31-13	19.63	0.08•	6.84	6.92	0.12	1.80	—	1.92	—	24.63	37.76	0.84	0.84	0.84	0.38	571,880	36
12-31-12	17.82	0.10•	2.47	2.57	0.08	0.68	—	0.76	—	19.63	14.52	0.85	0.85	0.85	0.55	472,254	49
12-31-11	18.34	0.07	(0.52)	(0.45)	0.07	—	—	0.07	—	17.82	(2.49)	0.85	0.85	0.85	0.38	483,473	61
Class R6
11-24-15(5) - 12-31-15	20.56	0.02•	(0.84)	(0.82)	—	—	—	—	—	19.74	(3.99)	0.89	0.84	0.84	0.99	3	45
Class S
12-31-15	22.84	0.03	(0.12)	(0.09)	0.06	3.36	—	3.42	—	19.33	(1.02)	1.14	1.09	1.09	0.18	110,685	45
12-31-14	24.24	0.02	1.28	1.30	0.02	2.68	—	2.70	—	22.84	6.26	1.09	1.09	1.09	0.08	115,635	30
12-31-13	19.35	0.03	6.72	6.75	0.06	1.80	—	1.86	—	24.24	37.37	1.09	1.09	1.09	0.12	126,746	36
12-31-12	17.57	0.05•	2.44	2.49	0.03	0.68	—	0.71	—	19.35	14.26	1.10	1.10	1.10	0.28	101,041	49
12-31-11	18.09	0.02	(0.50)	(0.48)	0.04	—	—	0.04	—	17.57	(2.68)	1.10	1.10	1.10	0.12	108,502	61

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

See Accompanying Notes to Financial Statements
30

Financial Highlights (continued)

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, Global Value Advantage’s total return would have been (2.96)%, (6.85)%, (2.69)%, (7.14)% and (7.25)% for Classes ADV, I, S, S2 and T, respectively.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
31

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015

NOTE 1 — ORGANIZATION
As further detailed below, the Voya Variable Product Funds are series of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio, and Voya Money Market Portfolio (collectively, the “Registrants”), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).
Voya Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, Voya Balanced Portfolio (“Balanced”). Voya Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Growth and Income Portfolio (“Growth and Income”). Voya Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has nineteen active separate investment series. The two diversified series of Voya Variable Portfolios, Inc. included in this report are Voya Global Value Advantage Portfolio (“Global Value Advantage”) and Voya Small Company Portfolio (“Small Company”). Voya Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Intermediate Bond Portfolio (“Intermediate Bond”). Voya Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Money Market Portfolio (“Money Market”). Each of the Voya Variable Product Funds is a “Portfolio” and collectively, they are the “Portfolios.” The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class R6, Class S, Service 2 (“Class S2”) and Class T; however each Portfolio may not offer all share classes. Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investments oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
On July 23, 2014, the SEC adopted amendments to money market fund regulation, which when implemented may, among other things, require Money Market to change the manner in which it values its securities, impose new liquidity fees on redemptions in certain circumstances, and permit Money Market to limit redemptions in certain circumstances. These changes may result in reduced yields for money market funds, including Money Market. Compliance with the amended money market fund regulation is generally required in 2016. The SEC or other regulators may adopt additional money market reforms, which may impact the operation or performance of Money Market. The Board has not elected to subject the Portfolio to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Portfolio’s weekly liquid assets. On November 19, 2015, the Board approved revisions with respect to Money Market’s principal investment strategies in order for the Portfolio to meet the definition of a “government money market fund” under Rule 2a-7 under the 1940 Act. In addition, the Board also approved a revision to the Portfolio’s name. All changes will be effective May 1, 2016 and the Portfolio will be renamed “Voya Government Money Market Portfolio.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

32

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio, (except Money Market), is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Directors/Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

33

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Money Market uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of  $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Money Market, there can be no assurance that the Money Market’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.”
The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolio of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
For the year ended December 31, 2015, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon

34

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. Certain Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Credit Risk. The price of a bond and other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons, or if the issuer is late (or defaults) in paying interest or principal.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a Portfolio that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for

35

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and

36

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of December 31, 2015, the maximum amount of loss that Balanced and Intermediate Bond would incur if the counterparties to their derivative transactions failed to perform would be $799,184 and $312,243, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts were they to be unwound as of December 31, 2015. At December 31, 2015, certain counterparties have posted $300,000 in cash collateral to Balanced for open OTC derivatives. There was no collateral posted to Intermediate Bond as of December 31, 2015.
Each Portfolio has credit-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
As of December 31, 2015, Balanced and Intermediate Bond had a liability position of  $794,081 and $310,821, respectively, on forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2015, the Portfolios could have been required to pay this amount in cash to their counterparties. At December 31, 2015, there was no cash collateral posted by either Portfolio for open OTC derivatives.
E. Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended December 31, 2015, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:
	Buy	Sell
Balanced	$55,779,929	$33,901,911
Intermediate Bond	43,263,651	102,027,596
The above Portfolios entered into forward foreign currency contracts to protect their non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following each respective Summary Portfolio of Investments for open forward foreign currency contracts at December 31, 2015.
Each Portfolio, with the exception of Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2015, Balanced and Intermediate Bond

37

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

have purchased and sold futures contracts on various bonds and notes. Balanced and Intermediate Bond purchased and sold futures on bonds and notes as part of their duration management. Balanced, Growth and Income and Global Value Advantage entered into equity futures to “equitize” cash. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2015, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$82,555,463	$36,885,630
Intermediate Bond	463,478,344	572,586,633
Growth and Income	32,777,738	—
Global Value Advantage	4,895,910	—
Please refer to the tables following each respective Summary Portfolio of Investments for the above Portfolio’s for open futures contracts at December 31, 2015. There were no open futures contracts for Growth and Income at December 31, 2015.
F. Options Contracts. Certain Portfolios may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios’ exposure to the underlying instrument. Writing call options tends to decrease the Portfolios’ exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios’ exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios’ exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended December 31, 2015, Balanced had purchased and written foreign currency options to gain exposure to currencies and to generate income. There were no open purchased or written foreign currency options at December 31, 2015.
During the year ended December 31, 2015, Balanced had purchased and written exchange-traded futures contracts to gain exposure to interest rates and to generate income. There were no open purchased or written exchange-traded futures contracts at December 31, 2015.
During the year ended December 31, 2015, Balanced and Intermediate Bond had both purchased and written interest rate swaptions to gain exposure to interest rates and to generate income. There were no open purchased or written interest rate swaptions at December 31, 2015 for either Portfolio.
Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2015.
G. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Global Value Advantage, and Small Company declare and pay dividends annually. Growth and Income and Intermediate Bond declare and pay dividends semi-annually. Money Market declares dividends daily and pays dividends, if any, monthly. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code.

38

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
H. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
I. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. There were no open repurchase agreements at December 31, 2015.
K. Securities Lending. Each Portfolio (except Money Market) may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately

39

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Summary Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2015, Intermediate Bond had posted $773,000 in cash collateral for open when-issued or delayed-delivery transactions.
N. Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.
O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Summary Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Summary Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or

40

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Summary Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2015, both Balanced and Intermediate Bond had purchased and sold credit

41

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. The Portfolios use CDX swaps to hedge or gain additional exposure to the credit risk associated with various sectors within the credit markets.
For the year ended December 31, 2015, Balanced and Intermediate Bond had average notional amounts of $7,342,000 and $97,966,000, respectively, on credit default swaps to buy protection. There were no open credit default swaps to buy protection at December 31, 2015.
For the year ended December 31, 2015, Balanced and Intermediate Bond had average notional amounts of $5,800,000 and $241,170,000, respectively, on credit default swaps to sell protection. Please refer to the tables following each respective Summary Portfolio of Investments for open credit default swaps to sell protection.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.
For the year December 31, 2015, Balanced and Intermediate Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on Long interest rate swaps were $193,660,296 and $1,289,057,200, respectively.
For the year ended December 31, 2015, Balanced and Intermediate Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on Short interest rate swaps were $150,270,406 and $1,026,728,800, respectively.
Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following each respective the Summary Portfolio of Investments for Balanced and Intermediate Bond for open interest rate swaps at December 31, 2015.
At December 31, 2015, Balanced and Intermediate Bond had posted $550,000 and $13,492,000, respectively, in cash collateral for open centrally cleared interest rate swaps.
P. Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2015, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Balanced	$442,980,064	$491,456,223
Global Value Advantage	535,661,820	644,391,234
Growth and Income	2,088,135,783	2,549,298,510
Intermediate Bond	1,663,286,884	1,894,136,587
Small Company	276,138,480	307,110,861
U.S. government securities not included above were as follows:
	Purchases	Sales
Balanced	$434,311,105	$433,470,307
Intermediate Bond	15,869,705,468	15,742,274,955
NOTE 4 — INVESTMENT MANAGEMENT FEES
Prior to May 1, 2015, the Portfolios had entered into an investment management agreement (“Management Agreements”) with the Investment Adviser. The Management Agreements compensated the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statements of Operations.
Portfolio	Fee
Balanced	0.500%
Global Value Advantage	0.46% on the first $500 million; 0.43% on the next $500 million; 0.41% thereafter
Growth and Income	0.500% on the first $10 billion; 0.450% on the next $5 billion; 0.425% thereafter
Intermediate Bond	0.400% on first $4 billion; 0.380% on next $3 billion; 0.360% thereafter
Money Market	0.250%
Small Company	0.750%

42

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Also, prior to May 1, 2015, the Portfolios had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for each Portfolio’s operations and was responsible for the supervision of other service providers. Effective January 1, 2015, the Administrator was entitled to receive from Balanced, Growth and Income, Intermediate Bond, Money Market and Small Company a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. The Administrator was contractually obligated to waive a portion of the administration fee equal to 0.045% on the first $5 billion and 0.070% thereafter of each Portfolio’s average daily net assets for at least two years from the effective date of January 1, 2015. This waiver was not eligible for recoupment. Prior to January 1, 2015, the Administrator was entitled to receive from each Portfolio (except Global Value Advantage) a fee at an annual rate of 0.055% on the first $5 billion of each Portfolio’s average daily net assets and 0.030% thereafter. Prior to May 1, 2015, the Administrator was entitled to receive from Global Value Advantage a fee at an annual rate of 0.10% of the Portfolio’s average daily net assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statements of Operations.
Effective May 1, 2015, the terms of the Portfolios’ Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Portfolios’ Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Portfolios and there is no change to the investment management or administrative services provided.
The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through December 31, 2015 are reflected as investment management fees on the accompanying Statements of Operations.
Portfolio	Fee
Balanced(1)	0.60%
Global Value Advantage	0.56% on the first $500 million;
0.53% on the next $500 million;
0.51% thereafter
Growth and Income(1)	0.600% on the first $10 billion;
0.550% on the next $5 billion;
0.525% thereafter
Intermediate Bond(1)	0.50% on first $4 billion;
0.48% on next $3 billion;
0.46% thereafter
Money Market(1)	0.35%
Small Company(1)	0.85%

(1)
Effective May 1, 2015, the Investment Adviser is contractually obligated to waive a portion of the management fee equal to 0.045% on the first $5 billion and 0.070% thereafter of the Portfolio’s average daily net assets through May 1, 2017. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into sub-advisory agreements with Voya IM. Voya IM acts as sub-adviser to all Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV and Class S2 shares of the respective Portfolios are subject to a shareholder service and distribution Plan (the “Plan”). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 shares of the Portfolios, so that the actual fee paid by Class S2 shares of a Portfolio is an annual rate of 0.15%. Additionally, the Distributor has contractually agreed to waive a portion of its fee equal to 0.05% of the average daily net assets attributable to the distribution fee paid by Class ADV shares of Growth and Income, so that the actual fee paid by Class ADV shares of the Portfolio is an annual rate of 0.20% Termination or modification of this obligation requires approval by the Board.
Class S shares of the respective Portfolios have adopted either a distribution plan or a shareholder services and distribution plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “12b-1 Plans”), whereby the Distributor is compensated by each Portfolio for expenses incurred for Shareholder Servicing and/or the distribution of each Portfolio’s shares. Pursuant to the 12b-1 Plans, the

43

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares. For Money Market, the Distributor agreed to waive 0.10% of average daily net assets attributable to distribution fees for Class S shares, so that the actual fee paid by Class S shares of Money Market is an annual rate of 0.15%. Termination or modification of this obligation requires approval by the Board.
Class T shares of Global Value Advantage are subject to a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Class T Plan”). Under the Class T Plan, the Distributor is paid an annual distribution fee at the rate of 0.50% of Global Value Advantage’s average daily net assets attributable to Class T shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.15% of the average daily net assets attributable to the distribution fee paid by Class T shares of Global Value Advantage, so that the actual fee paid by Class T shares of Global Value Advantage is an annual rate of 0.35%. Termination or modification of this obligation requires approval by the Board.
Class T shares of Global Value Advantage are subject to a shareholder servicing plan (“Service Plan”). The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Class T and their shareholders including Variable Contract owners or Qualified Plan participants with interests in Global Value Advantage. Under the Service Plan, the Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class T shares.
The Distributor and Voya Investments have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Money Market in maintaining a yield of not less than zero. There is no guarantee that Money
Market will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by Voya Investments, as applicable, within three years subject to certain restrictions. For the year ended December 31, 2015, the Distributor waived $158 of Class S specific distribution fees and Voya Investments waived $658,101 of management fees for Money Market to maintain a yield of not less than zero. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.
As of December 31, 2015, amounts of waived fees that are subject to possible recoupment by Voya Investments, and the related expiration dates are as follows:
	December 31,
	2016	2017	2018	Total
Money Market	$951,763	$1,043,344	$658,101	$2,653,208
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2015, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Institutional Trust Company	Intermediate Bond	7.75%
	Money Market	6.27
	Small Company	7.28
Voya Insurance and Annuity Company	Global Value Advantage	69.38
	Growth and Income	45.28
	Intermediate Bond	62.62
	Small Company	15.35
Voya Retirement Insurance and Annuity Company	Balanced	88.92
	Global Value Advantage	20.32
	Growth and Income	48.21
	Intermediate Bond	25.30
	Money Market	91.63
	Small Company	51.66
Voya Solution 2025 Portfolio	Small Company	5.02
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s

44

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “Plan”), which allows eligible non-affiliated directors/trustees, as described in the Plan, to defer the receipt of all or a portion of the directors’/trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director/trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the director/trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’/trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’/trustees’ fees under the Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Global Value Advantage(1)	1.34%	0.84%	N/A	1.09%	1.24%	1.44%
Growth and Income	1.30%	0.70%	N/A	0.95%	1.10%	N/A
Intermediate Bond	1.05%	0.55%	N/A	0.80%	0.95%	N/A
Small Company	1.45%	0.95%	0.95%	1.20%	N/A	N/A

(1)
Effective close of business on August 14, 2015, pursuant to a side letter agreement, through May 1, 2017, the Investment Adviser has further lowered the expense limits for Global Value Advantage to 1.11%, 0.61%, 0.86%, 1.01% and 1.21% for Class ADV, Class I, Class S, Class S2 and Class T, respectively. From January 1, 2015 through March 6, 2015, the side letter agreement expense limits were 1.15%, 0.65%, 0.90%, 1.05%, and 1.25% for Class ADV, Class I, Class S, Class S2, and Class T, respectively. From the close of business on March 6, 2015 through August 14, 2015, the side letter agreement expense limits were 1.14%, 0.64%, 0.89%, 1.04%, and 1.24% for Class ADV, Class I, Class S, Class S2, and Class T,

respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.
The Investment Adviser may at a later date recoup from a Portfolio for fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2015, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.
The Expense Limitation Agreements are contractual through May 1, 2016 (except for Global Value Advantage, Intermediate Bond and Small Company Class R6, which are through May 1, 2017) and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 8 — LINE OF CREDIT
The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2015:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced	4	$670,000	1.12%

45

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 8 — LINE OF CREDIT (continued)

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Value
Advantage	13	2,674,769	1.13
Growth and Income	5	22,545,800	1.12
Intermediate Bond	35	2,066,443	1.14
Money Market	1	17,079,000	1.12
NOTE 9 — PURCHASED AND WRITTEN OPTIONS
Transactions in purchased options on exchange-traded futures contracts for Balanced during the year ended December 31, 2015 were as follows:
	Number of Contracts	Cost
Balance at 12/31/2014	—	$—
Options Purchased	100	14,625
Options Expired	(100)	(14,625)
Balance at 12/31/2015	—	$—

Transactions in purchased foreign currency options for Balanced during the year ended December 31, 2015 were as follows:
	USD Notional	Cost
Balance at 12/31/2014	2,843,000	$13,078
Options Purchased	22,734,058	209,624
Options Terminated in Closing Sell Transactions	(5,184,686)	(59,935)
Options Expired	(20,392,372)	(162,767)
Balance at 12/31/2015	—	$—

Transactions in purchased interest rate swaptions for Balanced during the year ended December 31, 2015 were as follows:
	USD Notional	Cost
Balance at 12/31/2014	27,549,598	$124,003
Options Purchased	362,364,000	4,484,951
Options Terminated in Closing Sell Transactions	(260,794,000)	(4,126,591)
Options Expired	(129,119,598)	(482,363)
Balance at 12/31/2015	—	$—

Transactions in written options on exchange-traded futures contracts for Balanced during the year ended December 31, 2015 were as follows:
	Number of Contracts	Premiums Received
Balance at 12/31/2014	—	$—
Options Written	100	21,000
	Number of Contracts	Premiums Received
Options Expired	(100)	(21,000)
Balance at 12/31/2015	—	$—

Transactions in written foreign currency options for Balanced during the year ended December 31, 2015 were as follows:
	USD Notional	Premiums Received
Balance at 12/31/2014	—	$—
Options Written	23,138,686	90,727
Options Terminated in Closing Purchase Transactions	(11,863,686)	(52,424)
Options Expired	(11,275,000)	(38,303)
Balance at 12/31/2015	—	$—

Transactions in written interest rate swaptions for Balanced during the year ended December 31, 2015 were as follows:
	EUR Notional	USD Notional	Premiums Received
Balance at 12/31/2014	—	29,492,000	$85,907
Options Written	314,396,000	510,856,000	3,388,842
Options Terminated in Closing Purchase Transactions	(157,198,000)	(448,073,000)	(3,050,235)
Options Expired	(157,198,000)	(92,275,000)	(424,514)
Balance at 12/31/2015	—	—	$—

Transactions in purchased interest rate swaptions for Intermediate Bond during the year ended December 31, 2015 were as follows:
	USD Notional	Cost
Balance at 12/31/2014	993,819,485	$4,869,715
Options Purchased	3,659,844,000	16,403,654
Options Terminated in Closing Sell Transactions	(1,903,289,000)	(9,721,395)
Options Expired	(2,750,374,485)	(11,551,974)
Balance at 12/31/2015	—	$—

Transactions in written interest rate swaptions for Intermediate Bond during the year ended December 31, 2015 were as follows:
	USD Notional	Premiums Received
Balance at 12/31/2014	—	$—
Options Written	5,143,954,000	18,594,480
Options Terminated in Closing Purchase Transactions	(4,045,408,000)	(17,427,275)
Options Expired	(1,098,546,000)	(1,167,205)
Balance at 12/31/2015	—	$—

46

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class I
12/31/2015	202,625	—	636,456	(4,345,705)	(3,506,624)	2,953,398	—	9,483,192	(63,085,408)	(50,648,818)
12/31/2014	490,372	—	612,403	(4,861,806)	(3,759,031)	6,967,759	—	8,604,651	(69,819,472)	(54,247,062)
Class S
12/31/2015	7,630	—	5,259	(52,988)	(40,099)	110,214	—	77,986	(766,696)	(578,496)
12/31/2014	16,786	—	5,585	(111,231)	(88,860)	241,401	—	78,141	(1,586,005)	(1,266,463)
Global Value Advantage
Class ADV
12/31/2015	2,646,676	702,530	—	(792,289)	2,556,917	24,874,315	6,554,145	—	(7,296,576)	24,131,884
12/31/2014	28,485	—	3,901	(38,773)	(6,387)	259,356	—	34,754	(352,057)	(57,947)
Class I
3/5/2015(1) - 12/31/2015	7,966,142	13,499,724	113,968	(3,032,541)	18,547,293	75,699,383	128,332,301	1,130,563	(28,447,844)	176,714,403
Class S
12/31/2015	2,610,281	59,963,891	248,043	(18,562,769)	44,259,446	24,509,289	567,994,045	2,463,069	(174,600,717)	420,365,686
12/31/2014	832,547	—	566,924	(2,946,785)	(1,547,314)	7,689,471	—	5,096,647	(26,987,001)	(14,200,883)
Class S2
3/5/2015(1) - 12/31/2015	4,490	1,501,436	180	(1,473,347)	32,759	41,593	14,128,522	1,762	(13,863,380)	308,497
Class T
3/5/2015(1) - 12/31/2015	353,809	10,731,841	42,425	(4,990,842)	6,137,233	3,286,196	100,986,795	416,187	(46,854,196)	57,834,982
Growth and Income
Class ADV
12/31/2015	324,618	—	2,653,379	(6,332,093)	(3,354,096)	9,477,145	—	75,090,624	(193,620,550)	(109,052,781)
12/31/2014	400,469	—	5,534,480	(7,386,574)	(1,451,625)	13,212,287	—	170,185,252	(241,956,332)	(58,558,793)
Class I
12/31/2015	290,105	—	4,555,997	(8,170,773)	(3,324,671)	8,980,255	—	130,438,190	(250,938,958)	(111,520,513)
12/31/2014	799,962	—	8,918,861	(8,742,866)	975,957	25,620,199	—	277,287,376	(288,762,379)	14,145,196
Class S
12/31/2015	146,571	—	1,583,103	(4,145,273)	(2,415,599)	4,428,772	—	44,833,477	(126,860,972)	(77,598,723)
12/31/2014	227,145	—	3,298,025	(4,897,593)	(1,372,423)	7,362,201	—	101,480,245	(160,678,902)	(51,836,456)
Class S2
12/31/2015	9,093	—	836	(7,833)	2,096	277,788	—	23,495	(239,987)	61,296
12/31/2014	6,900	—	1,246	(35,280)	(27,134)	226,688	—	38,099	(1,174,602)	(909,815)
Intermediate Bond
Class ADV
12/31/2015	1,033,309	11,624,777	802,976	(2,669,949)	10,791,113	13,340,754	149,184,469	9,986,767	(34,328,099)	138,183,891
12/31/2014	1,008,851	12,168,090	434,533	(1,609,142)	12,002,332	13,074,243	154,197,567	5,558,145	(20,800,864)	152,029,091
Class I
12/31/2015	23,872,350	12,071,020	3,491,776	(13,997,676)	25,437,470	310,214,545	156,568,603	43,830,561	(181,744,538)	328,869,171
12/31/2014	5,701,375	7,270,005	2,419,543	(8,856,545)	6,534,378	74,750,108	92,812,192	31,190,200	(115,079,220)	83,673,280
Class S
12/31/2015	9,216,475	20,259,748	8,416,637	(54,273,223)	(16,380,363)	118,762,167	260,842,115	105,043,748	(700,912,894)	(216,264,864)
12/31/2014	9,546,315	203,703,912	8,318,881	(42,127,562)	179,441,546	123,095,452	2,585,587,889	106,574,035	(547,039,572)	2,268,217,804
Class S2
12/31/2015	2,168,538	83,377	75,471	(384,423)	1,942,963	28,000,065	1,069,820	938,671	(4,970,407)	25,038,149
12/31/2014	368,717	3,875,395	12,601	(3,965,115)	291,598	4,799,225	50,331,277	161,042	(50,304,272)	4,987,272
Money Market
Class I
12/31/2015	85,417,420	—	68,961	(161,137,105)	(75,650,724)	85,417,419	—	68,961	(161,137,104)	(75,650,724)
12/31/2014	70,331,752	—	109,900	(222,173,820)	(151,732,168)	70,331,752	—	109,900	(222,173,820)	(151,732,168)
Class S
12/31/2015	432	—	13	(21,769)	(21,324)	432	—	13	(21,769)	(21,324)
12/31/2014	2,169	—	16	(33,837)	(31,652)	2,169	—	16	(33,836)	(31,651)
47

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Small Company
Class ADV
12/31/2015	42,791	—	42,062	(49,749)	35,104	879,068	—	833,677	(1,057,372)	655,373
12/31/2014	31,232	—	37,382	(110,097)	(41,483)	701,029	—	780,154	(2,416,034)	(934,851)
Class I
12/31/2015	2,254,931	—	3,651,238	(3,567,784)	2,338,385	47,197,903	—	74,959,919	(75,492,777)	46,665,045
12/31/2014	2,074,599	—	2,971,526	(5,881,293)	(835,168)	48,553,568	—	63,887,801	(133,003,794)	(20,562,425)
Class R6
11/24/2015(1) - 12/31/2015	147	—	—	—	147	3,000	—	—	—	3,000
Class S
12/31/2015	898,027	—	824,447	(1,060,078)	662,396	18,183,436	—	16,604,357	(22,100,391)	12,687,402
12/31/2014	493,548	—	620,364	(1,279,303)	(165,391)	11,001,481	—	13,126,900	(28,787,447)	(4,659,066)
Class S2(2)
12/31/2015	—	—	—	(1,782)	(1,782)	—	—	—	(39,073)	(39,073)
12/31/2014	319	—	177	—*	496	7,035	—	3,725	—	10,760

(1)
Commencement of operations.

(2)
Class S2 liquidated on May 28, 2015.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, each Portfolio (except Money Market) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following is a summary of the Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2015:
Balanced
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$362,868	$(362,868)	$—
BNP Paribas Prime Brokerage, Inc.	203,080	(203,080)	—
Citigroup Global Markets Inc.	3,150,835	(3,150,835)	—
Deutsche Bank Securities Inc.	174,097	(174,097)	—
Goldman Sachs & Company	457,233	(457,233)	—
J.P. Morgan Securities LLC	13,909	(13,909)	—
Janney Montgomery Scott LLC	1,149,708	(1,149,708)	—
Jefferies LLC	180,029	(180,029)	—
JP Morgan Clearing Corp	263,860	(263,860)	—
Merrill Lynch International	81,728	(81,728)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	31,126	(31,126)	—
Morgan Stanley & Co. LLC	122,020	(122,020)	—

48

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
National Financial Services LLC	55,271	(55,271)	—
RBC Capital Markets, LLC	50,397	(50,397)	—
Scotia Capital (USA) INC	300,607	(300,607)	—
SG Americas Securities, LLC	264,268	(264,268)	—
UBS AG	119,293	(119,293)	—
UBS Securities LLC.	56,793	(56,793)	—
Wells Fargo Securities LLC	418,015	(418,015)	—
Total	$7,455,134	$(7,455,134)	$—

(1)
Collateral with a fair value of  $7,648,866 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Global Value Advantage
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Co.	$961,437	$(961,437)	$—
Total	$961,437	$(961,437)	$—

(1)
Collateral with a fair value of  $1,010,936 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,454,714	$(1,454,714)	$—
Citigroup Global Markets Inc.	31,311,245	(31,311,245)	—
Goldman, Sachs & Co.	179,524	(179,524)	—
HSBC Securities (USA) Inc.	411,991	(411,991)	—
J.P. Morgan Securities LLC	733,492	(733,492)	—
JP Morgan Clearing Corp	5,297,867	(5,297,867)	—
Morgan Stanley & Co. LLC	5,327,044	(5,327,044)	—
RBC Capital Markets, LLC	2,344,117	(2,344,117)	—
Scotia Capital (USA) INC	1,169,162	(1,169,162)	—
SG Americas Securities, LLC	1,376,589	(1,376,589)	—
Total	$49,605,746	$(49,605,746)	$—

(1)
Collateral with a fair value of  $50,760,874 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$225,799	$(225,799)	$—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	13,167	(13,167)	—
Deutsche Bank Securities Inc.	583,203	(583,203)	—
Goldman, Sachs & Co.	2,228,254	(2,228,254)	—
Jefferies LLC	256,725	(256,725)	—
JP Morgan Clearing Corp	1,014,959	(1,014,959)	—
Morgan Stanley & Co. LLC	1,392,721	(1,392,721)	—
RBC Dominion Securities Inc	1,904,774	(1,904,774)	—
Scotia Capital (USA) INC	1,578,479	(1,578,479)	—
SG Americas Securities, LLC	456,576	(456,576)	—
UBS Securities LLC.	916,875	(916,875)	—
Total	$10,571,531	$(10,571,531)	$—

(1)
Collateral with a fair value of  $10,859,258 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2015:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Balanced	$(9,425)	$(2,233,516)	$2,242,941
Global Value Advantage	(2,454,040)	1,737,620	716,420
Growth and Income(1)	(16,215,038)	(1,132,329)	17,347,367
Intermediate Bond(2)	—	15,799,346	(15,799,346)
Small Company	—	6	(6)

(1)
$16,214,845 relates to the expiration of capital loss carryforwards.

(2)
Relates to the tax treatment of paydowns, swaps and foreign currency transactions.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

49

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2015		Year Ended December 31, 2014
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Balanced	$9,561,178	$—	$8,682,792	$—
Global Value Advantage	4,011,581	—	5,131,401	—
Growth and Income	68,479,686	182,087,566	84,492,933	464,792,313
Intermediate Bond	159,807,871	—	143,494,004	—
Money Market	59,269	9,705	109,916	—
Small Company	11,222,450	81,175,503	14,880,846	62,917,734
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2015 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
					Amount	Character	Expiration
Balanced	$7,676,062	$—	$—	$(3,888,063)	$(4,893,731)	Short-term	2017
Global Value Advantage	19,356,238	—	—	(45,067,231)	(114,056,757)	Short-term	2016
					(16,197,601)	Short-term	2017
					(6,695,973)	Short-term	2018
					(59,900,001)	Short-term	None
					$(196,850,332)*
Growth and Income	—	93,107,624	—	586,095,417	(35,231,984)*	Short-term	2016
Intermediate Bond	2,802,409	—	(19,905,658)	(56,396,730)	(152,830,543)	Short-term	2017
					(4,304,116)	Long-term	None
					$(157,134,659)*
Money Market	104,857	2,379	—	—	—	—	—
Small Company	2,560,187	55,066,254	—	63,360,702	(1,570,776)	Short-term	2016
					(520,509)	Short-term	2017
					$(2,091,285)*

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
As of December 31, 2015, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year remains subject to examination by these jurisdictions is 2011.
NOTE 13 — REORGANIZATIONS
On March 6, 2015, Global Value Advantage (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities, for each of Voya Global Resources Portfolio (“Acquired 1 Portfolio”) and Voya International Value Portfolio (“Acquired 2 Portfolio”), collectively, “Acquired Portfolios,” which are not included in this report, each an open-end investment company in a tax-free reorganization, in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolios, voting separately, on February 17, 2015. The transaction was intended to enhance the efficiency and reduce the complexity of Voya family of funds by, among other things, eliminating sector funds from

50

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 13 — REORGANIZATIONS (continued)

the Voya family of funds. Furthermore, the Acquired Portfolios were expected to benefit from a reduction in gross and net expenses as shareholders of the Acquiring Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolios were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2015, are as follows:
Net investment income	$19,127,226
Net realized and unrealized loss on investments	$(71,422,278)
Net decrease in net assets resulting from operations	$(52,295,052)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolios that have been included in the Acquiring Portfolio’s statement of operations since March 6, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Acquired Portfolios	Total Net Assets of Acquired Portfolios (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Unrealized Appreciation/ (Depreciation) (000s)	Portfolios’ Conversion Ratio
Acquired 1 Portfolio	$534,681	$169,240	$154,807	$(12,803)	1.8507
Acquired 2 Portfolio	$111,826	$169,240	$7,894*	$4,632	0.9631

*
Excludes $165,497,341 of capital loss carryforwards that were certain to expire due to limitations under Internal Revenue Code section 382 as a result of the merger.

The net assets of the Acquiring Portfolio after the acquisition were $815,746,881.
On August 14, 2015, Global Value Advantage (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities of VY® DFA World Equity Portfolio (“Acquired Portfolio”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on July 28, 2015. The transaction is intended to enhance the efficiency and reduce the complexity of the Voya family of portfolios. Furthermore, shareholders of the Acquired Portfolio are expected to benefit from a reduction in gross and net expenses as shareholders of the Acquiring Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2015, are as follows:
Net investment income	$18,044,431
Net realized and unrealized loss on investments	$(56,943,168)
Net decrease in net assets resulting from operations	$(38,898,737)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 14, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Depreciation (000s)	Portfolios’ Conversion Ratio
$171,489	$734,035	$—	$(2,082)	1.0286
The net assets of the Acquiring Portfolio after the acquisition were $905,524,087.
On August 14, 2015, Intermediate Bond (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities of Voya Aggregate Bond Portfolio (“Acquired Portfolio”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on August 6, 2015. The reorganization could provide the Acquired Portfolio’s shareholders with the potential for improved performance and an immediate benefit through lower gross and net expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

51

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 13 — REORGANIZATIONS (continued)

Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2015, are as follows:
Net investment income	$148,621,340
Net realized and unrealized loss on investments	$(127,152,986)
Net increase in net assets resulting from operations	$21,468,354
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 14, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolios’ Unrealized Depreciation (000s)	Portfolio’s Conversion Ratio
$567,665	$4,449,177	$—	$(1,127)	0.8214
The net assets of the Acquiring Portfolio after the acquisition were $5,016,842,393.
NOTE 14 — FOREIGN CURRENCY SETTLEMENT
In March 2015, BNY, the Portfolios’ custodian, announced it had agreed to settle various lawsuits (the “Settlement”) involving its standing instruction foreign exchange services. Certain portfolios were named members of the Settlement class. On September 24, 2015, the United States District Court, Southern District of New York approved (the “Approval”) the plan of allocation related to the Settlement. After the announcement of the Approval, Balanced, Global Value Advantage, Growth and Income, and Intermediate Bond recorded receivables in the amounts of  $18,617, $1,358,167, $486,453 and $33,363, respectively, representing each Portfolio’s respective estimated share of the net recovery associated with the Settlement.
NOTE 15 — SUBSEQUENT EVENTS
Subsequent to December 31, 2015, the following Portfolio paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
Money Market
Class I	$0.0001	February 1, 2016	Daily
Class S	$0.0000	February 1, 2016	Daily
Portfolio changes: On November 19, 2015, the Board approved revisions with respect to Money Market’s principal investment strategies in order for the Portfolio to meet the definition of a “government money market fund” under Rule 2a-7 under the 1940 Act. The Board has not elected to subject the Portfolio to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Portfolio’s weekly liquid assets. In addition, the Board also approved a revision to the Portfolio’s name. All changes will be effective May 1, 2016 and the Portfolio will be renamed “Voya Government Money Market Portfolio.”
Management fee: On January 14, 2016, the Board approved a modification to the management fee with respect to Growth and Income. Effective January 1, 2016, the new management fee, through May 1, 2017, is 0.600% on the first $5 billion; 0.550% on the next $5 billion; and 0.525% thereafter.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

52

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 56.7%
		Consumer Discretionary: 8.2%
5,932	@	Amazon.com, Inc.	$4,009,379	0.9
31,909		Comcast Corp. - Class A	1,800,625	0.4
25,415	@	Dish Network Corp. - Class A	1,453,230	0.3
22,701		Home Depot, Inc.	3,002,207	0.7
26,409	@	Jarden Corp.	1,508,482	0.3
25,594		McDonald’s Corp.	3,023,675	0.7
31,289		Nike, Inc.	1,955,563	0.5
680,981		Other Securities(a)	19,468,929	4.4
			36,222,090	8.2
		Consumer Staples: 4.9%
23,030		Coca-Cola Enterprises, Inc.	1,133,997	0.2
16,688		CVS Health Corp.	1,631,586	0.4
18,404		Nestle S.A.	1,366,226	0.3
33,675		PepsiCo, Inc.	3,364,806	0.8
405,749		Other Securities(a)	14,355,405	3.2
			21,852,020	4.9
		Energy: 2.9%
18,533		Chevron Corp.	1,667,229	0.4
42,409		Halliburton Co.	1,443,602	0.3
13,984	@	Royal Dutch Shell PLC - Class A ADR	640,327	0.1
34,525		Royal Dutch Shell PLC - Class A	781,967	0.2
9,941		Royal Dutch Shell PLC - Class B	226,566	0.0
15,647	L	Total S.A. ADR	703,333	0.2
17,033		Total S.A.	763,617	0.2
196,673		Other Securities(a)	6,603,174	1.5
			12,829,815	2.9
		Financials: 11.7%
1,984	#,@	Amundi SA	93,101	0.0
36,166		Citigroup, Inc.	1,871,591	0.5
39,075		JPMorgan Chase & Co.	2,580,122	0.6
58,666		Wells Fargo & Co.	3,189,084	0.7
2,279,878		Other Securities(a)	43,899,983	9.9
			51,633,881	11.7
		Health Care: 7.5%
9,605		Amgen, Inc.	1,559,180	0.4
39,181		Bristol-Myers Squibb Co.	2,695,261	0.6
18,522		Gilead Sciences, Inc.	1,874,241	0.4
57,967		Merck & Co., Inc.	3,061,817	0.7
68,307		Pfizer, Inc.	2,204,950	0.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
22,946		UnitedHealth Group, Inc.	$2,699,367	0.6
239,195		Other Securities(a)	19,177,228	4.3
			33,272,044	7.5
		Industrials: 6.6%
16,083		Danaher Corp.	1,493,789	0.4
29,181		Delta Air Lines, Inc.	1,479,185	0.3
89,781		General Electric Co.	2,796,678	0.6
7,401		Roper Technologies, Inc.	1,404,636	0.3
599,887		Other Securities(a)	21,922,241	5.0
			29,096,529	6.6
		Information Technology: 9.5%
17,561	@	Adobe Systems, Inc.	1,649,680	0.4
5,148	@	Alphabet, Inc. - Class A	4,005,195	0.9
55,703		Apple, Inc.	5,863,298	1.3
78,263		Cisco Systems, Inc.	2,125,232	0.5
13,777	@	Facebook, Inc.	1,441,901	0.3
61,231		Intel Corp.	2,109,408	0.5
83,440		Microsoft Corp.	4,629,251	1.0
32,909		Visa, Inc. - Class A	2,552,093	0.6
539,806		Other Securities(a)	17,879,967	4.0
			42,256,025	9.5
		Materials: 2.4%
298,515		Other Securities	10,595,259	2.4
		Telecommunication Services: 1.0%
54,944		AT&T, Inc.	1,890,623	0.4
533,769		Other Securities	2,435,458	0.6
			4,326,081	1.0
		Utilities: 2.0%
17,486		DTE Energy Co.	1,402,202	0.3
28,381		PG&E Corp.	1,509,586	0.4
349,370		Other Securities	5,922,172	1.3
			8,833,960	2.0
		Total Common Stock (Cost $245,115,796)	250,917,704	56.7
EXCHANGE-TRADED FUNDS: 5.8%
37,981		iShares Barclays 20+ Year Treasury Bond Fund	4,581,268	1.0
205,700		iShares MSCI Emerging Markets Index Fund	6,621,483	1.5
3,798		iShares Russell 1000 Value Index Fund	371,673	0.1
4,500		iShares S&P MidCap 400 Index Fund	627,210	0.2

See Accompanying Notes to Financial Statements
53

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: (continued)
403,515		PowerShares Senior Loan Portfolio	$9,038,736	2.0
133,500		SPDR Barclays Capital High Yield Bond ETF	4,526,985	1.0
		Total Exchange-Traded Funds (Cost $29,696,546)	25,767,355	5.8
MUTUAL FUNDS: 4.0%
		Affiliated Investment Companies: 3.0%
1,790,829		Voya High Yield Bond Fund - Class P	13,431,216	3.0
		Unaffiliated Investment Companies: 1.0%
965,993	@	Credit Suisse Commodity Return Strategy Fund - Class I	4,356,627	1.0
		Total Mutual Funds (Cost $20,072,597)	17,787,843	4.0
PREFERRED STOCK: 0.0%
		Consumer Discretionary: 0.0%
1,165		Other Securities	168,203	0.0
		Total Preferred Stock (Cost $289,361)	168,203	0.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 9.5%
		Basic Materials: 0.5%
340,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	297,620	0.1
200,000	#	BHP Billiton Finance USA Ltd., 6.750%, 10/19/75	193,500	0.1
67,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	66,698	0.0
25,000	#	Georgia-Pacific LLC, 3.600%, 03/01/25	24,770	0.0
38,000	#	Glencore Funding LLC, 2.500%, 01/15/19	31,752	0.0
84,000	#,L	Glencore Funding LLC, 2.875%, 04/16/20	65,583	0.0
75,000	#	NOVA Chemicals Corp., 5.250%, 08/01/23	74,531	0.0
1,544,000		Other Securities(a)	1,359,774	0.3
			2,114,228	0.5
		Communications: 1.4%
209,000		AT&T, Inc., 3.000%-5.350%, 06/30/22-06/15/44	201,293	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
131,000	#	CCO Safari II LLC, 4.464%, 07/23/22	$130,691	0.0
32,000	#	CCO Safari II LLC, 4.908%, 07/23/25	32,017	0.0
33,000	#	CommScope, Inc., 5.000%, 06/15/21	31,762	0.0
40,000	#	CommScope, Inc., 5.500%, 06/15/24	38,150	0.0
64,000	#	Cox Communications, Inc., 3.850%, 02/01/25	58,790	0.0
142,000	#	COX Communications, Inc., 2.950%, 06/30/23	125,305	0.0
200,000	#,L	Millicom International Cellular SA, 4.750%, 05/22/20	180,000	0.0
20,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	19,825	0.0
200,000	#	Numericable Group SA, 6.000%, 05/15/22	194,500	0.0
170,000	#	Sinclair Television Group, Inc., 5.625%, 08/01/24	165,962	0.0
209,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	219,450	0.1
200,000	#	SoftBank Group Corp., 4.500%, 04/15/20	199,500	0.1
400,000	#	Telefonica Chile SA, 3.875%, 10/12/22	395,284	0.1
110,000	#	West Corp., 5.375%, 07/15/22	95,288	0.0
4,276,000		Other Securities	4,265,370	1.0
			6,353,187	1.4
		Consumer, Cyclical: 0.4%
1,801,000		Other Securities(a)	1,803,135	0.4
		Consumer, Non-cyclical: 1.5%
60,000	#	BAT International Finance PLC, 3.500%, 06/15/22	61,631	0.0
310,000		Coca-Cola Co/The, 0.875%-1.875%, 10/27/17-10/27/20	307,974	0.1
267,000		Gilead Sciences, Inc., 2.550%-3.650%, 09/01/20-03/01/26	269,314	0.1
80,000	#	HJ Heinz Co., 2.800%, 07/02/20	79,896	0.0
126,000	#	Kraft Heinz Foods Co., 3.950%, 07/15/25	127,466	0.1

See Accompanying Notes to Financial Statements
54

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
200,000	#	Imperial Tobacco Finance PLC, 2.950%, 07/21/20	$200,667	0.1
95,000	#	JBS USA LLC/JBS USA Finance, Inc., 5.875%, 07/15/24	86,450	0.0
100,000	#	Marfrig Overseas Ltd., 9.500%, 05/04/20	98,500	0.0
40,000	#	Mylan NV, 3.750%, 12/15/20	40,088	0.0
100,000	#	Valeant Pharmaceuticals International, Inc., 7.000%, 10/01/20	100,250	0.0
100,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	98,250	0.0
67,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	67,229	0.0
4,883,000		Other Securities	4,892,348	1.1
			6,430,063	1.5
		Diversified: 0.0%
90,000		Other Securities	88,614	0.0
		Energy: 1.0%
21,000	#	Columbia Pipeline Group, Inc., 4.500%, 06/01/25	19,070	0.0
25,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	20,875	0.0
80,000	#	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18	80,706	0.0
400,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	393,500	0.1
150,000	#	YPF SA, 8.500%, 07/28/25	143,625	0.0
200,000	#,L	YPF SA, 8.875%, 12/19/18	202,750	0.1
3,828,000		Other Securities(a)	3,465,900	0.8
			4,326,426	1.0
		Financial: 3.0%
210,000	#	ABN AMRO Bank NV, 2.450%, 06/04/20	208,539	0.1
200,000	#	ABN AMRO Bank NV, 4.750%, 07/28/25	199,730	0.0
95,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	90,725	0.0
150,000	#	Athene Global Funding, 2.875%, 10/23/18	147,641	0.0
561,000		Bank of America Corp., 2.625%-4.750%, 10/19/20-04/21/45	568,033	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
200,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd./The, 2.300%, 03/05/20	$197,422	0.0
197,000	#	Barclays Bank PLC, 6.050%, 12/04/17	210,343	0.1
32,000	#	BNP Paribas SA, 4.375%, 09/28/25	31,405	0.0
200,000	#	BPCE SA, 5.150%, 07/21/24	202,050	0.0
200,000	#	BPCE SA, 5.700%, 10/22/23	210,585	0.1
200,000	#	Credit Agricole SA, 4.375%, 03/17/25	194,053	0.0
200,000	#	Credit Suisse AG, 6.500%, 08/08/23	215,960	0.0
132,000	#	Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/20	130,891	0.1
52,000	#	Credit Suisse Group Funding Guernsey Ltd., 3.750%, 03/26/25	50,334	0.0
77,000	#	Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/22	77,083	0.0
250,000		Credit Suisse/New York NY, 1.750%, 01/29/18	249,367	0.1
100,000	#	HBOS PLC, 6.750%, 05/21/18	109,327	0.0
200,000	#	ING Bank NV, 2.000%, 11/26/18	199,343	0.1
181,000	#	International Lease Finance Corp., 7.125%, 09/01/18	198,874	0.1
739,000		JPMorgan Chase & Co., 1.625%-6.125%, 05/15/18-12/29/49	741,432	0.2
45,000	#	Mizuho Bank Ltd., 2.150%, 10/20/18	44,863	0.0
400,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	391,950	0.1
80,000	#	New York Life Global Funding, 1.550%, 11/02/18	79,391	0.0
70,000	#	Principal Life Global Funding II, 2.625%, 11/19/20	69,891	0.0
200,000	#	Santander UK Group Holdings PLC, 4.750%, 09/15/25	198,328	0.1
70,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.250%, 10/28/25	65,835	0.0

See Accompanying Notes to Financial Statements
55

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
73,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	$70,981	0.0
59,000	#	Skandinaviska Enskilda Banken AB, 2.625%, 11/17/20	58,858	0.0
200,000	#	Swedbank AB, 2.200%, 03/04/20	197,856	0.0
41,000	#	UBS Group Funding Jersey Ltd., 4.125%, 09/24/25	41,064	0.0
437,000		Wells Fargo & Co., 3.900%-5.900%, 06/03/26-12/29/49	434,801	0.1
99,000		Wells Fargo & Co., 2.550%, 12/07/20	98,571	0.0
7,430,000		Other Securities	7,530,781	1.7
			13,516,307	3.0
		Industrial: 0.4%
80,000	#	AP Moeller - Maersk A/S, 2.550%, 09/22/19	79,269	0.0
25,000	#	Building Materials Corp. of America, 6.000%, 10/15/25	25,625	0.0
45,000	#,L	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	45,759	0.0
100,000	#	Sanmina Corp., 4.375%, 06/01/19	100,750	0.0
150,000	#	Siemens Financieringsmaatschappij NV, 2.900%, 05/27/22	150,255	0.1
60,000	#	Siemens Financieringsmaatschappij NV, 3.250%, 05/27/25	60,083	0.0
1,244,000		Other Securities	1,233,289	0.3
			1,695,030	0.4
		Technology: 0.7%
55,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	57,750	0.0
85,000	#	Audatex North America, Inc., 6.000%, 06/15/21	85,956	0.0
119,000	#	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	118,956	0.1
90,000	#	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	90,026	0.0
30,000	#	HP Enterprise Co., 3.600%, 10/15/20	30,104	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
30,000	#	HP Enterprise Co., 4.400%, 10/15/22	$29,932	0.0
7,000	#	HP Enterprise Co., 4.900%, 10/15/25	6,888	0.0
165,000		Intel Corp., 2.450%-3.700%, 07/29/20-07/29/25	169,156	0.0
200,000	#	NXP BV/NXP Funding LLC, 5.750%, 02/15/21	208,750	0.1
60,000	#	Seagate HDD Cayman, 4.875%, 06/01/27	46,163	0.0
2,193,000		Other Securities	2,162,889	0.5
			3,006,570	0.7
		Utilities: 0.6%
200,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	221,000	0.1
225,000	#	Calpine Corp., 6.000%, 01/15/22	233,368	0.1
58,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	64,779	0.0
86,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	97,491	0.0
219,000	#	Electricite de France SA, 2.350%, 10/13/20	215,876	0.1
27,000	#	Electricite de France SA, 3.625%, 10/13/25	26,462	0.0
27,000	#	Electricite de France SA, 4.950%, 10/13/45	26,316	0.0
200,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	206,000	0.0
37,000	#	Jersey Central Power & Light Co., 4.300%, 01/15/26	37,326	0.0
1,442,000		Other Securities	1,504,688	0.3
			2,633,306	0.6
		Total Corporate Bonds/Notes (Cost $42,586,699)	41,966,866	9.5
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.6%
100,000	#	Angel Oak Mortgage Trust LLC 2015-1, 4.500%, 11/25/45	100,074	0.0
190,000	#	BAMLL Commercial Mortgage Securities Trust 2015-ASHF, 2.331%, 01/15/28	187,803	0.0

See Accompanying Notes to Financial Statements
56

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
72,395		Banc of America Alternative Loan Trust 2004-1 4A1, 4.750%, 02/25/19	$72,870	0.0
250,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.558%, 06/10/49	253,654	0.1
120,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.558%, 06/10/49	118,725	0.0
180,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.809%, 02/10/51	182,763	0.0
30,000	#	Banc of America Commercial Mortgage Trust 2007-4 B, 5.809%, 02/10/51	30,076	0.0
498,633	^	Banc of America Commercial Mortgage Trust 2015-UBS7 XA, 0.944%, 09/15/48	31,726	0.0
190,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2004-4 G, 5.402%, 07/10/42	190,225	0.1
74,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.762%, 03/11/41	79,912	0.0
36,558		Banc of America Mortgage 2005-J Trust 2A4, 2.947%, 11/25/35	34,023	0.0
3,700,000	#,^	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	186,695	0.0
196,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.911%, 06/11/41	206,255	0.0
70,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6, 5.406%, 11/11/41	75,233	0.0
210,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6, 5.667%, 11/11/41	226,009	0.1
140,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18, 5.761%, 02/13/42	145,312	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
260,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.620%, 04/12/38	$260,243	0.1
110,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.620%, 04/12/38	112,764	0.0
209,449	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	221,052	0.1
50,000	#	Citigroup Commercial Mortgage Trust 2012-GC8 D, 4.877%, 09/10/45	48,084	0.0
110,000	#	COMM 2004-LNB2 H Mortgage Trust H, 6.067%, 03/10/39	118,910	0.1
1,806,585	#,^	COMM 2012 - LTRT XA Mortgage Trust, 1.060%, 10/05/30	93,020	0.0
623,218	^	COMM 2013-LC6 XA Mortgage Trust, 1.742%, 01/10/46	42,718	0.0
745,057	^	Commercial Mortgage Pass Through Certificates, 1.394%, 04/10/47	52,782	0.0
80,000	#	Commercial Mortgage Trust 2004-GG1 F, 6.047%, 06/10/36	81,120	0.0
931,031	^	Commercial Mortgage Trust, 1.828%, 08/15/45	77,963	0.0
2,380,000	#,^	Commercial Mortgage Trust, 0.595%, 10/15/45	89,482	0.0
70,000	#	Credit Suisse Commercial Mortgage Trust Series 2006-K1 K, 5.415%, 02/25/21	69,951	0.1
9,575	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	9,563	0.0
30,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	29,931	0.0
50,000	#	Credit Suisse First Boston Mortgage Securities Corp., 6.258%, 05/15/36	55,115	0.0

See Accompanying Notes to Financial Statements
57

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
36,093	#	Credit Suisse Mortgage Capital Certificates 2009-3R 30A1, 2.380%, 07/27/37	$36,214	0.0
509,662	#,^	DBUBS 2011-LC1 XA Mortgage Trust, 1.127%, 11/10/46	10,758	0.0
80,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.322%, 07/25/24	73,088	0.1
440,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 M2, 5.322%, 11/25/24	448,805	0.1
70,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.422%, 05/25/25	66,596	0.0
66,000		Fannie Mae Connecticut Avenue Securities 2015-CO1 M2, 4.722%, 02/25/25	64,049	0.0
60,000		Fannie Mae Connecticut Avenue Securities, 5.422%, 11/25/24	60,206	0.0
1,911,340	^	Fannie Mae Series 2011-M3 X, 0.002%, 07/25/21	22,639	0.0
121,781	^	First Horizon Alternative Mortgage Securities, 6.278%, 12/25/36	32,696	0.0
1,774,632	^	Freddie Mac Series K704 X1, 1.966%, 08/25/18	77,106	0.0
200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M3, 4.972%, 10/25/24	198,657	0.0
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.172%, 10/25/24	100,505	0.0
290,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DN1 M3, 4.572%, 01/25/25	286,253	0.1
30,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M2, 2.622%, 03/25/25	29,937	0.0
110,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 4.222%, 03/25/25	106,200	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
280,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 4.022%-5.222%, 04/25/24-05/25/28	$267,489	0.1
7,286,175	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	34,529	0.0
942,632	^	GS Mortgage Securities Corp. II, 2.519%, 05/10/45	84,875	0.0
100,000	#	GS Mortgage Securities Trust 2010-C2, 4.548%, 12/10/43	90,702	0.0
100,000	#	GS Mortgage Securities Trust 2010-C2, 5.188%, 12/10/43	101,735	0.1
90,000		JP Morgan Chase Commercial Mortgage Securities Corp. 2006-LDP8 B, 5.520%, 05/15/45	90,253	0.0
1,050,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.356%, 12/15/47	22,305	0.0
40,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.587%, 05/15/41	41,130	0.0
3,095,888	^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.600%, 01/15/46	52,959	0.0
30,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.097%, 01/12/37	29,787	0.0
40,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.366%, 06/12/41	38,901	0.0
30,000		JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8, 5.549%, 05/15/45	30,001	0.0
1,461,718	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.746%, 06/15/45	92,015	0.0

See Accompanying Notes to Financial Statements
58

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
137,276		JP Morgan Mortgage Trust 2005-A4 B1, 2.535%, 07/25/35	$122,368	0.1
2,964,927	^	JPMBB Commercial Mortgage Securities Trust 2013-C14, 0.969%, 08/15/46	103,995	0.1
1,279,680	^	JPMBB Commercial Mortgage Securities Trust, 1.263%, 04/15/47	58,994	0.0
1,337,591	#,^	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	9,874	0.0
190,000	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.284%, 02/15/40	188,804	0.1
30,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	29,967	0.0
60,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR14, 5.990%, 09/15/39	60,702	0.0
60,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR15, 5.990%, 09/15/39	60,518	0.0
60,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR16, 5.990%, 09/15/39	59,957	0.0
7,247,667	#,^	LB-UBS Commercial Mortgage Trust, 0.652%, 11/15/38	33,900	0.0
90,000	#	LB-UBS Commercial Mortgage Trust, 5.066%, 10/15/36	93,042	0.0
180,000	#	LB-UBS Commercial Mortgage Trust, 5.990%, 09/15/39	183,156	0.1
82,429	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	81,950	0.0
100,000	#	Merrill Lynch Mortgage Trust 2005-MKB2 E, 6.067%, 09/12/42	105,132	0.0
100,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.438%, 09/15/47	105,566	0.0
100,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.438%, 09/15/47	103,147	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
130,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.438%, 09/15/47	$141,589	0.0
0	#	Morgan Stanley Re-REMIC Trust 2010-C30 A3B, 5.246%, 12/17/43	—	—
200,000	#	Morgan Stanley Re-REMIC Trust, 0.250%, 07/27/49	181,660	0.1
165,529	#	Springleaf Mortgage Loan Trust 2013-3A A, 1.870%, 09/25/57	165,452	0.0
125,414	#	TIAA CMBS I Trust 2001-C1A L, 5.770%, 06/19/33	128,448	0.0
942,307	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 2.089%, 08/10/49	87,121	0.0
109,348		Wells Fargo Alternative Loan 2007-PA2 2A1, 0.852%, 06/25/37	79,666	0.0
947,923	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.061%, 10/15/45	83,211	0.0
275,310		Wells Fargo Mortgage Backed Securities Trust 2005-AR14 A1, 2.740%, 08/25/35	272,743	0.1
95,238		Wells Fargo Mortgage Backed Securities 2005-AR15 Trust 1A6, 2.736%, 09/25/35	91,018	0.0
83,701		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 2.733%, 10/25/36	79,910	0.0
18,761		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A2, 2.733%, 10/25/36	17,911	0.0
96,909		Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A1, 2.738%, 05/25/36	92,521	0.1
89,350		Wells Fargo Mortgage Backed Securities 2006-AR8 Trust 3A2, 2.808%, 04/25/36	86,949	0.0
40,720		Wells Fargo Mortgage Backed Securities 2007-8 Trust 1A13, 0.792%, 07/25/37	34,901	0.0

See Accompanying Notes to Financial Statements
59

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
104,920		Wells Fargo Mortgage Backed Securities 2007-AR7 Trust A1, 2.767%, 12/28/37	$97,248	0.1
84,400		Wells Fargo Mortgage Backed Securities Trust, 5.788%, 04/25/36	81,944	0.0
712,192	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.164%, 08/15/45	59,369	0.0
593,862	#,^	WFRBS Commercial Mortgage Trust 2013-C12, 1.441%, 03/15/48	39,833	0.0
8,064,234		Other Securities	6,836,207	1.6
		Total Collateralized Mortgage Obligations (Cost $15,974,147)	16,133,216	3.6
U.S. TREASURY OBLIGATIONS: 3.4%
		U.S. Treasury Bonds: 0.9%
1,726,000		2.250%, due 11/15/25	1,722,306	0.4
2,466,000		2.875%, due 08/15/45	2,390,960	0.5
			4,113,266	0.9
		U.S. Treasury Notes: 2.5%
3,668,000	L	0.875%, due 11/30/17	3,658,027	0.8
4,363,000		1.250%, due 12/15/18	4,354,640	1.0
1,458,000		2.000%, due 11/30/22	1,450,214	0.4
1,311,000		1.750%, due 12/31/20	1,310,202	0.3
			10,773,083	2.5
		Total U.S. Treasury Obligations (Cost $14,890,263)	14,886,349	3.4
ASSET-BACKED SECURITIES: 1.6%
		Automobile Asset-Backed Securities: 0.2%
40,000	#	MMCA Automobile Trust, 2.260%, 10/15/20	39,722	0.0
120,000	#	Oscar US Funding Trust 2014-1, 2.550%, 12/15/21	122,046	0.0
160,000	#	Santander Drive Auto Receivables Trust 2013-A, 3.780%, 10/15/19	162,867	0.1
110,000	#	Santander Drive Auto Receivables Trust 2013-A, 4.710%, 01/15/21	112,543	0.0
30,000	#	SunTrust Auto Receivables Trust 2015-1 B, 2.200%, 02/15/21	30,005	0.0
490,000		Other Securities	491,640	0.1
			958,823	0.2
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: 1.4%
200,000	#,^	American Homes 4 Rent 2015-SFR2 Trust Class XS, 10/17/45	$—	—
500,000	#	ARES XII CLO Ltd., 2.393%, 11/25/20	490,931	0.1
250,000	#	Atrium V, 4.070%, 07/20/20	241,742	0.1
22,044	#	AVANT Loans Funding Trust 2015-A A, 4.000%, 08/16/21	21,908	0.0
121,963	#	Black Diamond CLO 2005-1A C, 1.340%, 06/20/17	121,615	0.0
250,000	#	Bluemountain CLO III Ltd. 2007-3A C, 1.216%, 03/17/21	241,045	0.0
500,000	#	Carlyle High Yield Partners IX Ltd., 0.902%, 08/01/21	477,542	0.1
200,000	#	CIFC Funding 2006-II Ltd., 2.014%, 03/01/21	196,103	0.1
96,297	#	CIFC Funding 2006-II Ltd., 4.414%, 03/01/21	94,254	0.0
250,000	#	ColumbusNova CLO IV Ltd. 2007-2A C, 2.571%, 10/15/21	246,583	0.1
56,233	#	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	56,324	0.0
100,000	#	DRB Prime Student Loan Trust 2015-D, 3.200%, 01/25/40	97,262	0.0
250,000	#	Gulf Stream - Compass CLO 2007-1A D Ltd., 3.773%, 10/28/19	250,059	0.1
96,066	#	HERO Funding Trust 2015-2 A, 3.990%, 09/20/40	95,105	0.0
99,148	#	HERO Funding Trust 2015-3, 4.280%, 09/20/41	99,474	0.0
330,000	#	Kingsland III Ltd., 1.032%, 08/24/21	314,818	0.1
250,000	#	Madison Park Funding Ltd. 2007-6A C, 1.320%, 07/26/21	237,227	0.0
66,793	#	Marketplace Loan Trust Series 2015-AV1 A, 4.000%, 09/15/21	66,261	0.0
250,000	#	Momentum Capital Fund Ltd., 1.715%, 09/18/21	245,750	0.1

See Accompanying Notes to Financial Statements
60

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
250,000	#	MSIM Peconic Bay Ltd., 2.317%, 07/20/19	$246,665	0.1
500,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.320%, 03/25/20	484,463	0.1
300,000	#	Progress Residential 2015-SFR2 Trust E, 4.427%, 06/12/32	283,910	0.1
100,000	#	Purchasing Power Funding 2015-A A2, 4.750%, 12/25/49	99,587	0.0
91,418	#	SoFi Professional Loan Program 2015-C LLC A2, 2.510%, 08/25/33	89,673	0.0
100,000	#	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	99,357	0.0
250,000	#	St James River CLO Ltd. 2007-1A D, 2.792%, 06/11/21	242,876	0.1
100,000	#	Telos CLO 2006-1A E Ltd., 4.571%, 10/11/21	99,859	0.0
50,000	#	Trade MAPS 1 Ltd., 2.543%, 12/10/18	49,675	0.0
1,030,040		Other Securities	864,156	0.2
			6,154,224	1.4
		Total Asset-Backed Securities (Cost $7,159,384)	7,113,047	1.6
FOREIGN GOVERNMENT BONDS: 1.8%
EUR1,175,000	#	Austria Government Bond, 1.650%, 10/21/24	1,378,768	0.3
200,000	#	Dominican Republic International Bond, 5.500%, 01/27/25	193,500	0.0
200,000	#	El Fondo MIVIVIENDA SA, 3.500%, 01/31/23	187,600	0.0
10,000	#	Romanian Government International Bond, 4.375%, 08/22/23	10,431	0.0
EUR1,400,000	#	Spain Government Bond, 1.600%, 04/30/25	1,513,461	0.4
EUR410,000	#	Spain Government Bond, 2.750%, 10/31/24	486,473	0.1
GBP10,124,996		Other Securities(a)	4,438,112	1.0
		Total Foreign Government Bonds (Cost $8,961,514)	8,208,345	1.8

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.5%
		Federal Home Loan Mortgage Corporation: 2.4%##
14,476,593	^,W	0.010%-20.613%, due 12/15/17-10/01/45	$10,710,310	2.4
		Federal National Mortgage Association: 3.0%##
21,617,982	^,W	0.922%-7.500%, due 06/01/16-11/01/45	13,214,726	3.0
		Government National Mortgage Association: 1.1%
9,470,018	^	0.630%, due 07/20/39	219,960	0.1
3,762,397	^	0.681%, due 12/16/43	188,886	0.0
1,320,000	W	3.500%, due 11/20/41	1,372,903	0.3
1,723,122	^	4.500%, due 05/16/35	46,410	0.0
160,000	^	5.000%, due 09/20/40	80,134	0.0
2,703,846	W	3.000%-7.000%, due 05/16/32-10/20/60	2,861,006	0.7
			4,769,299	1.1
		Total U.S. Government Agency Obligations (Cost $28,457,415)	28,694,335	6.5
		Total Long-Term Investments (Cost $413,203,722)	411,643,262	92.9
SHORT-TERM INVESTMENTS: 3.3%
		Securities Lending Collateralcc: 1.7%
382,382		Bank of Nova Scotia, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $382,395, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $390,043, due 02/29/16-02/15/45)	382,382	0.1
1,816,621		Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $1,816,689, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $1,852,953, due 01/15/16-04/01/51)	1,816,621	0.4

See Accompanying Notes to Financial Statements
61

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,816,621	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $1,816,695, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $1,852,954, due 03/31/21-02/15/44)	$1,816,621	0.4
1,816,621	Mitsubishi UFJ Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $1,816,683, collateralized by various U.S. Government Agency Obligations, 1.994%-6.035%, Market Value plus accrued interest $1,852,953, due 04/01/24-04/20/65)	1,816,621	0.4
1,816,621	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $1,816,687, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,852,953, due 01/15/16-10/20/65)	1,816,621	0.4
		7,648,866	1.7
Principal Amount†		Value	Percentage of Net Assets
	U.S. Treasury Notes: 0.1%
50,000	United States Treasury Note, 1.500%, due 07/31/16 (Cost $50,284)	50,263	0.1
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.6%
6,785,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $6,785,000)	$6,785,000	1.5
	Total Short-Term Investments (Cost $14,484,150)	14,484,129	3.3
	Total Investments in Securities (Cost $427,687,872)	$426,127,391	96.2
	Assets in Excess of Other Liabilities	16,842,565	3.8
	Net Assets	$442,969,956	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@
Non-income producing security.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

W
Settlement is on a when-issued or delayed-delivery basis.

L
Loaned security, a portion or all of the security is on loan at December 31, 2015.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

See Accompanying Notes to Financial Statements
62

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

(a)
This grouping contains securities on loan.

CAD
Canadian Dollar

EUR
EU Euro

GBP
British Pound

MXN
Mexican Peso

Cost for federal income tax purposes is $429,996,074.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$20,778,111
Gross Unrealized Depreciation	(24,646,794)
Net Unrealized Depreciation	$(3,868,683)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$30,086,984	$6,135,106	$—	$36,222,090
Consumer Staples	15,995,373	5,856,647	—	21,852,020
Energy	10,875,289	1,954,526	—	12,829,815
Financials	39,065,867	12,568,014	—	51,633,881
Health Care	27,182,003	6,090,041	—	33,272,044
Industrials	23,156,412	5,940,117	—	29,096,529
Information Technology	39,806,820	2,449,205	—	42,256,025
Materials	7,779,664	2,815,595	—	10,595,259
Telecommunication Services	1,890,623	2,435,458	—	4,326,081
Utilities	6,952,977	1,880,983	—	8,833,960
Total Common Stock	202,792,012	48,125,692	—	250,917,704
Exchange-Traded Funds	25,767,354	—	—	25,767,354
Mutual Funds	17,787,843	—	—	17,787,843
Preferred Stock	—	168,203	—	168,203
Corporate Bonds/Notes	—	41,966,866	—	41,966,866
Collateralized Mortgage Obligations	—	16,133,216	—	16,133,216
Short-Term Investments	6,785,000	7,699,129	—	14,484,129
U.S. Government Agency Obligations	—	28,694,335	—	28,694,335
U.S. Treasury Obligations	—	14,886,349	—	14,886,349
Foreign Government Bonds	—	8,208,345	—	8,208,345
Asset-Backed Securities	—	7,013,460	99,587	7,113,047
Total Investments, at fair value	$253,132,209	$172,895,595	$99,587	$426,127,391
Other Financial Instruments+
Centrally Cleared Swaps	—	2,290,814	—	2,290,814
Forward Foreign Currency Contracts	—	799,184	—	799,184
Futures	24,862	—	—	24,862
Total Assets	$253,157,071	$175,985,593	$99,587	$429,242,251
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(2,324,056)	$—	$(2,324,056)
Forward Foreign Currency Contracts	—	(794,081)	—	(794,081)
Futures	(89,355)	—	—	(89,355)
Total Liabilities	$(89,355)	$(3,118,137)	$—	$(3,207,492)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
63

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2015	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class P	$1,113,245	$13,339,843	$—	$(1,021,872)	$13,431,216	$632,142	$—	$—
	$1,113,245	$13,339,843	$—	$(1,021,872)	$13,431,216	$632,142	$—	$—

The financial statements for the above mutual fund can be found at www.sec.gov.
At December 31, 2015, the following forward foreign currency contracts were outstanding for Voya Balanced Portfolio:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Canadian Dollar	312,222	Buy	01/15/16	$224,000	$225,648	$1,648
Barclays Bank PLC	Norwegian Krone	3,426,573	Buy	01/15/16	396,000	387,067	(8,933)
Barclays Bank PLC	New Zealand Dollar	129,918	Buy	01/15/16	86,000	88,789	2,789
Barclays Bank PLC	Brazilian Real	5,294	Buy	03/11/16	1,327	1,309	(18)
Barclays Bank PLC	Turkish Lira	211,898	Buy	03/11/16	69,872	71,282	1,410
Barclays Bank PLC	South Korean Won	649,483,611	Buy	01/29/16	569,373	552,455	(16,918)
Barclays Bank PLC	Malaysian Ringgit	352,023	Buy	01/29/16	81,676	81,634	(42)
Citigroup, Inc.	EU Euro	62,654	Buy	01/15/16	69,000	68,108	(892)
Citigroup, Inc.	New Zealand Dollar	168,743	Buy	01/15/16	113,000	115,323	2,323
Citigroup, Inc.	Canadian Dollar	192,050	Buy	01/15/16	141,000	138,798	(2,202)
Citigroup, Inc.	EU Euro	2,107,118	Buy	01/15/16	2,299,000	2,290,562	(8,438)
Citigroup, Inc.	EU Euro	1,261,426	Buy	01/15/16	1,383,000	1,371,244	(11,756)
Citigroup, Inc.	EU Euro	67,711	Buy	01/15/16	72,000	73,606	1,606
Citigroup, Inc.	EU Euro	1,462,028	Buy	01/15/16	1,548,252	1,589,311	41,059
Citigroup, Inc.	Colombian Peso	995,085	Buy	03/11/16	297	311	14
Citigroup, Inc.	Australian Dollar	546,500	Buy	01/29/16	388,329	397,729	9,400
Citigroup, Inc.	Canadian Dollar	140,223	Buy	01/29/16	107,000	101,345	(5,655)
Citigroup, Inc.	Swiss Franc	274,517	Buy	01/29/16	278,983	274,376	(4,607)
Citigroup, Inc.	Hong Kong Sar Dollar	83,689	Buy	01/29/16	10,802	10,801	(1)
Citigroup, Inc.	Thai Baht	4,334,011	Buy	01/29/16	120,889	120,357	(532)
Deutsche Bank AG	New Zealand Dollar	194,769	Buy	01/15/16	133,000	133,110	110
Deutsche Bank AG	EU Euro	242,182	Buy	01/15/16	265,000	263,266	(1,734)
Deutsche Bank AG	Australian Dollar	347,677	Buy	01/15/16	251,000	253,210	2,210
Deutsche Bank AG	Swiss Franc	110,021	Buy	01/15/16	111,000	109,897	(1,103)
Deutsche Bank AG	Australian Dollar	470,244	Buy	01/15/16	339,000	342,475	3,475
Deutsche Bank AG	EU Euro	368,838	Buy	01/15/16	403,000	400,948	(2,052)
Deutsche Bank AG	British Pound	87,087	Buy	01/15/16	131,000	128,388	(2,612)
Deutsche Bank AG	New Zealand Dollar	418,266	Buy	01/15/16	277,000	285,853	8,853
Deutsche Bank AG	Australian Dollar	343,397	Buy	01/15/16	249,000	250,093	1,093
Deutsche Bank AG	EU Euro	4,253,404	Buy	01/15/16	4,603,000	4,623,702	20,702
Deutsche Bank AG	Australian Dollar	238,577	Buy	01/15/16	174,000	173,754	(246)
Deutsche Bank AG	EU Euro	3,840,456	Buy	01/15/16	4,088,000	4,174,802	86,802
Deutsche Bank AG	Norwegian Krone	1,129,854	Buy	01/15/16	131,000	127,629	(3,371)
Deutsche Bank AG	British Pound	66,687	Buy	01/29/16	101,388	98,317	(3,071)
Deutsche Bank AG	Norwegian Krone	4,970,660	Buy	01/29/16	579,518	561,405	(18,113)
Deutsche Bank AG	New Zealand Dollar	145,665	Buy	01/29/16	95,693	99,454	3,761
Deutsche Bank AG	Swedish Krona	1,061,072	Buy	01/29/16	123,090	125,794	2,704
Deutsche Bank AG	Mexican Peso	12,322,594	Buy	03/11/16	709,811	711,506	1,695
Deutsche Bank AG	Japanese Yen	71,271,675	Buy	01/29/16	591,000	593,286	2,286
See Accompanying Notes to Financial Statements
64

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Singapore Dollar	110,734	Buy	01/29/16	78,775	78,027	(748)
Goldman Sachs & Co.	Canadian Dollar	206,869	Buy	01/15/16	150,000	149,508	(492)
Goldman Sachs & Co.	Japanese Yen	55,676,985	Buy	01/15/16	455,000	463,332	8,332
JPMorgan Chase & Co.	British Pound	181,562	Buy	01/29/16	280,000	267,680	(12,320)
JPMorgan Chase & Co.	Australian Dollar	441,837	Buy	01/29/16	314,000	321,558	7,558
JPMorgan Chase & Co.	Canadian Dollar	2,082,500	Buy	01/29/16	1,589,012	1,505,105	(83,907)
JPMorgan Chase & Co.	EU Euro	544,879	Buy	01/29/16	601,000	592,526	(8,474)
JPMorgan Chase & Co.	Indonesian Rupiah	841,602,000	Buy	01/29/16	59,815	60,352	537
JPMorgan Chase & Co.	Japanese Yen	1,099,857,093	Buy	01/29/16	9,122,948	9,155,529	32,581
JPMorgan Chase & Co.	British Pound	224,642	Buy	01/15/16	333,000	331,180	(1,820)
JPMorgan Chase & Co.	Canadian Dollar	533,154	Buy	01/15/16	382,000	385,319	3,319
JPMorgan Chase & Co.	EU Euro	206,857	Buy	01/15/16	224,000	224,866	866
JPMorgan Chase & Co.	Japanese Yen	31,374,592	Buy	01/15/16	256,000	261,093	5,093
JPMorgan Chase & Co.	EU Euro	1,253,575	Buy	01/15/16	1,373,000	1,362,710	(10,290)
JPMorgan Chase & Co.	EU Euro	204,267	Buy	01/15/16	223,000	222,051	(949)
JPMorgan Chase & Co.	EU Euro	1,209,555	Buy	01/20/16	1,313,000	1,315,024	2,024
JPMorgan Chase & Co.	EU Euro	2,107,739	Buy	01/20/16	2,288,000	2,291,528	3,528
JPMorgan Chase & Co.	EU Euro	1,264,828	Buy	01/20/16	1,373,000	1,375,117	2,117
JPMorgan Chase & Co.	Japanese Yen	12,786,993	Buy	01/15/16	106,000	106,411	411
JPMorgan Chase & Co.	New Zealand Dollar	375,496	Buy	01/15/16	253,000	256,623	3,623
JPMorgan Chase & Co.	Australian Dollar	200,623	Buy	01/15/16	146,000	146,112	112
JPMorgan Chase & Co.	EU Euro	2,115,218	Buy	01/15/16	2,301,000	2,299,367	(1,633)
JPMorgan Chase & Co.	Canadian Dollar	416,957	Buy	01/15/16	312,000	301,342	(10,658)
JPMorgan Chase & Co.	Canadian Dollar	981,813	Buy	01/15/16	735,114	709,574	(25,540)
JPMorgan Chase & Co.	Danish Krone	849,772	Buy	01/15/16	120,687	123,785	3,098
JPMorgan Chase & Co.	Japanese Yen	1,220,214,461	Buy	01/15/16	9,929,315	10,154,360	225,045
JPMorgan Chase & Co.	Russian Ruble	2,847,623	Buy	03/11/16	39,398	38,297	(1,101)
Morgan Stanley	New Zealand Dollar	325,838	Buy	01/15/16	216,000	222,686	6,686
Morgan Stanley	Danish Krone	849,772	Buy	01/29/16	125,770	123,836	(1,934)
Morgan Stanley	EU Euro	6,980,661	Buy	01/29/16	7,699,427	7,591,086	(108,341)
Morgan Stanley	New Zealand Dollar	155,382	Buy	01/29/16	104,000	106,088	2,088
Morgan Stanley	New Zealand Dollar	259,036	Buy	01/15/16	178,000	177,031	(969)
Morgan Stanley	Norwegian Krone	5,368,695	Buy	01/15/16	616,000	606,450	(9,550)
Morgan Stanley	British Pound	165,569	Buy	01/15/16	247,000	244,091	(2,909)
Morgan Stanley	British Pound	1,534,100	Buy	01/15/16	2,287,000	2,261,657	(25,343)
Morgan Stanley	British Pound	920,326	Buy	01/15/16	1,372,000	1,356,797	(15,203)
Morgan Stanley	British Pound	70,481	Buy	01/15/16	105,000	103,908	(1,092)
Morgan Stanley	British Pound	73,278	Buy	01/15/16	111,000	108,031	(2,969)
Morgan Stanley	Australian Dollar	1,914,063	Buy	01/20/16	1,373,000	1,393,643	20,643
Morgan Stanley	British Pound	77,757	Buy	01/15/16	118,000	114,634	(3,366)
Morgan Stanley	Australian Dollar	521,576	Buy	01/15/16	382,000	379,860	(2,140)
Morgan Stanley	EU Euro	111,166	Buy	01/15/16	121,000	120,844	(156)
Morgan Stanley	Norwegian Krone	1,123,407	Buy	01/15/16	130,000	126,900	(3,100)
Morgan Stanley	Swiss Franc	381,372	Buy	01/15/16	372,226	380,944	8,718
Morgan Stanley	Norwegian Krone	704,669	Buy	01/15/16	81,067	79,600	(1,467)
Morgan Stanley	Chilean Peso	4,391,763	Buy	03/11/16	6,126	6,150	24
Morgan Stanley	Czech Koruna	1,154,548	Buy	03/11/16	47,221	46,523	(698)
Morgan Stanley	Hungarian Forint	401,990	Buy	03/11/16	1,396	1,384	(12)
Morgan Stanley	Israeli New Shekel	191,464	Buy	03/11/16	49,737	49,275	(462)
Morgan Stanley	Peruvian Nuevo Sol	11,796	Buy	03/11/16	3,450	3,416	(34)
Morgan Stanley	Polish Zloty	422,687	Buy	03/11/16	106,543	107,611	1,068
Morgan Stanley	South African Rand	969,568	Buy	03/11/16	63,895	61,908	(1,987)
							$99,451

See Accompanying Notes to Financial Statements
65

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	285,387	Sell	01/15/16	$315,000	$310,232	$4,768
Barclays Bank PLC	Norwegian Krone	733,969	Sell	01/15/16	86,000	82,909	3,091
Barclays Bank PLC	EU Euro	4,314,923	Sell	01/15/16	4,605,000	4,690,576	(85,576)
Barclays Bank PLC	Romanian New Leu	4,811	Sell	03/11/16	1,172	1,157	15
Barclays Bank PLC	Norwegian Krone	1,046,623	Sell	01/29/16	123,000	118,210	4,790
Citigroup, Inc.	Australian Dollar	540,199	Sell	01/15/16	388,000	393,423	(5,423)
Citigroup, Inc.	Canadian Dollar	203,293	Sell	01/15/16	148,000	146,923	1,077
Citigroup, Inc.	Japanese Yen	56,559,532	Sell	01/15/16	461,000	470,676	(9,676)
Citigroup, Inc.	New Zealand Dollar	198,962	Sell	01/29/16	133,202	135,843	(2,641)
Citigroup, Inc.	Norwegian Krone	2,008,269	Sell	01/29/16	236,000	226,822	9,178
Citigroup, Inc.	Swedish Krona	1,061,072	Sell	01/29/16	124,601	125,794	(1,193)
Deutsche Bank AG	Norwegian Krone	1,527,178	Sell	01/15/16	174,000	172,511	1,489
Deutsche Bank AG	Australian Dollar	192,547	Sell	01/15/16	137,000	140,230	(3,230)
Deutsche Bank AG	Norwegian Krone	1,828,111	Sell	01/15/16	210,000	206,504	3,496
Deutsche Bank AG	Australian Dollar	198,986	Sell	01/15/16	144,000	144,920	(920)
Deutsche Bank AG	Japanese Yen	276,061,579	Sell	01/15/16	2,249,000	2,297,325	(48,325)
Deutsche Bank AG	Swiss Franc	98,929	Sell	01/15/16	100,000	98,818	1,182
Deutsche Bank AG	Danish Krone	849,772	Sell	01/29/16	124,287	123,836	451
Deutsche Bank AG	Swiss Franc	17,050	Sell	01/29/16	17,189	17,041	148
Deutsche Bank AG	EU Euro	7,525,539	Sell	01/29/16	8,205,020	8,183,611	21,409
Deutsche Bank AG	Australian Dollar	988,337	Sell	01/29/16	703,194	719,287	(16,093)
Goldman Sachs & Co.	Japanese Yen	17,790,966	Sell	01/15/16	148,000	148,053	(53)
Goldman Sachs & Co.	Canadian Dollar	2,042,555	Sell	01/29/16	1,550,481	1,476,234	74,247
HSBC Bank PLC	Thai Baht	5,104,190	Sell	01/15/16	142,000	141,800	200
JPMorgan Chase & Co.	New Zealand Dollar	102,085	Sell	01/29/16	68,000	69,700	(1,700)
JPMorgan Chase & Co.	Swiss Franc	184,638	Sell	01/29/16	187,000	184,543	2,457
JPMorgan Chase & Co.	British Pound	91,512	Sell	01/29/16	141,000	134,918	6,082
JPMorgan Chase & Co.	South Korean Won	476,852,400	Sell	01/15/16	402,000	406,211	(4,211)
JPMorgan Chase & Co.	Australian Dollar	257,057	Sell	01/15/16	187,000	187,213	(213)
JPMorgan Chase & Co.	EU Euro	270,408	Sell	01/15/16	295,000	293,949	1,051
JPMorgan Chase & Co.	Swiss Franc	117,401	Sell	01/15/16	119,000	117,269	1,731
JPMorgan Chase & Co.	EU Euro	1,264,064	Sell	01/15/16	1,372,000	1,374,113	(2,113)
JPMorgan Chase & Co.	EU Euro	2,107,081	Sell	01/15/16	2,287,000	2,290,522	(3,522)
JPMorgan Chase & Co.	EU Euro	1,209,706	Sell	01/15/16	1,313,000	1,315,022	(2,022)
JPMorgan Chase & Co.	Canadian Dollar	310,569	Sell	01/15/16	223,000	224,453	(1,453)
JPMorgan Chase & Co.	New Zealand Dollar	188,602	Sell	01/15/16	127,000	128,895	(1,895)
JPMorgan Chase & Co.	Australian Dollar	410,850	Sell	01/15/16	295,000	299,219	(4,219)
JPMorgan Chase & Co.	New Zealand Dollar	286,660	Sell	01/15/16	194,000	195,910	(1,910)
JPMorgan Chase & Co.	Swiss Franc	363,398	Sell	01/15/16	365,000	362,991	2,009
JPMorgan Chase & Co.	New Zealand Dollar	403,137	Sell	01/15/16	272,000	275,514	(3,514)
JPMorgan Chase & Co.	Australian Dollar	322,233	Sell	01/15/16	232,000	234,680	(2,680)
JPMorgan Chase & Co.	Japanese Yen	118,527,971	Sell	01/15/16	979,000	986,364	(7,364)
JPMorgan Chase & Co.	Canadian Dollar	164,344	Sell	01/15/16	121,000	118,775	2,225
JPMorgan Chase & Co.	Swiss Franc	197,069	Sell	01/15/16	199,000	196,848	2,152
JPMorgan Chase & Co.	Japanese Yen	11,424,119	Sell	01/15/16	93,000	95,069	(2,069)
JPMorgan Chase & Co.	Canadian Dollar	129,724	Sell	01/15/16	96,000	93,754	2,246
JPMorgan Chase & Co.	Swiss Franc	257,548	Sell	01/15/16	258,000	257,259	741
JPMorgan Chase & Co.	EU Euro	213,003	Sell	01/15/16	231,000	231,547	(547)
JPMorgan Chase & Co.	Japanese Yen	16,113,806	Sell	01/15/16	131,000	134,096	(3,096)
JPMorgan Chase & Co.	British Pound	45,478	Sell	01/15/16	68,000	67,047	953
JPMorgan Chase & Co.	Swiss Franc	174,808	Sell	01/15/16	172,000	174,612	(2,612)
JPMorgan Chase & Co.	British Pound	77,986	Sell	01/15/16	117,471	114,972	2,499
Morgan Stanley	New Zealand Dollar	740,940	Sell	01/15/16	486,351	506,376	(20,025)
Morgan Stanley	Japanese Yen	1,171,128,768	Sell	01/29/16	9,637,957	9,748,817	(110,860)
See Accompanying Notes to Financial Statements
66

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	Canadian Dollar	180,168	Sell	01/29/16	138,000	130,214	7,786
Morgan Stanley	British Pound	156,736	Sell	01/29/16	241,504	231,079	10,425
Morgan Stanley	Norwegian Krone	1,915,768	Sell	01/29/16	225,262	216,374	8,888
Morgan Stanley	Swiss Franc	72,829	Sell	01/29/16	74,000	72,791	1,209
Morgan Stanley	EU Euro	278,936	Sell	01/15/16	303,000	303,220	(220)
Morgan Stanley	Norwegian Krone	4,032,427	Sell	01/15/16	463,000	455,504	7,496
Morgan Stanley	British Pound	139,692	Sell	01/15/16	207,000	205,942	1,058
Morgan Stanley	EU Euro	473,339	Sell	01/15/16	519,000	514,547	4,453
Morgan Stanley	British Pound	914,168	Sell	01/15/16	1,373,000	1,347,718	25,282
Morgan Stanley	British Pound	71,329	Sell	01/15/16	107,000	105,157	1,843
Morgan Stanley	Japanese Yen	12,453,005	Sell	01/15/16	102,000	103,631	(1,631)
Morgan Stanley	EU Euro	1,209,165	Sell	01/20/16	1,313,000	1,314,600	(1,600)
Morgan Stanley	British Pound	920,999	Sell	01/20/16	1,373,000	1,357,808	15,192
Morgan Stanley	British Pound	1,534,774	Sell	01/20/16	2,288,000	2,262,684	25,316
Morgan Stanley	EU Euro	424,601	Sell	01/15/16	465,000	461,567	3,433
Morgan Stanley	Japanese Yen	20,290,301	Sell	01/15/16	167,000	168,851	(1,851)
Morgan Stanley	British Pound	57,392	Sell	01/15/16	87,000	84,610	2,390
Morgan Stanley	Canadian Dollar	192,908	Sell	01/15/16	142,000	139,418	2,582
Morgan Stanley	EU Euro	214,586	Sell	01/15/16	234,000	233,267	733
Morgan Stanley	Japanese Yen	8,006,925	Sell	01/15/16	65,000	66,632	(1,632)
Morgan Stanley	Australian Dollar	16,015	Sell	01/15/16	11,560	11,664	(104)
Morgan Stanley	Swedish Krona	1,659,381	Sell	01/15/16	190,714	196,642	(5,928)
							$(94,348)

At December 31, 2015, the following futures contracts were outstanding for Voya Balanced Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	7	03/08/16	$1,151,744	$(8,970)
Australia 10-Year Bond	2	03/15/16	184,932	915
Australia 3-Year Bond	5	03/15/16	406,130	758
Canada 10-Year Bond	6	03/21/16	611,361	11,742
Euro-Bobl 5-Year	27	03/08/16	3,834,172	(5,905)
Euro-Schatz	28	03/08/16	3,393,156	528
Japanese Government Bonds 10-Year Mini	3	03/11/16	372,045	777
Long Gilt	8	03/29/16	1,377,147	(8,378)
S&P 500 E-Mini	293	03/18/16	29,818,610	(17,855)
Short Gilt	3	03/29/16	457,565	(319)
U.S. Treasury 10-Year Note	3	03/21/16	377,719	(2,341)
U.S. Treasury 2-Year Note	64	03/31/16	13,903,000	(21,197)
U.S. Treasury 5-Year Note	58	03/31/16	6,862,578	(12,446)
U.S. Treasury Long Bond	4	03/21/16	615,000	(2,157)
U.S. Treasury Ultra Long Bond	21	03/21/16	3,332,437	10,142
			$66,697,596	$(54,706)
Short Contracts
Euro-Bund	(18)	03/08/16	(3,089,168)	(9,787)
			$(3,089,168)	$(9,787)

See Accompanying Notes to Financial Statements
67

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

At December 31, 2015, the following centrally cleared credit default swaps were outstanding for Voya Balanced Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Clearinghouse	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment Grade Index Series 25, Version 1	Sell	1.000	Intercontinental Exchange	12/20/20	USD5,800,000	$31,685	$(16,010)
						$31,685	$(16,010)

(1)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2015, the following centrally cleared interest rate swaps were outstanding for Voya Balanced Portfolio:
	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.848% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	07/06/45	EUR200,000	$(12,664)	$(12,371)
Receive a fixed rate equal to 1.622% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	07/09/45	EUR200,000	597	146
Receive a fixed rate equal to 1.488% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	08/05/45	EUR400,000	(13,237)	(13,852)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.534%	Chicago Mercantile Exchange	08/06/45	EUR200,000	4,132	4,436
Receive a fixed rate equal to 1.448% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	08/25/45	EUR800,000	(35,110)	(37,120)
Receive a fixed rate equal to 1.409% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	08/26/45	EUR400,000	(21,684)	(22,969)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.557%	Chicago Mercantile Exchange	08/27/45	EUR1,200,000	17,629	18,687
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.615%	Chicago Mercantile Exchange	09/11/45	EUR1,700,000	(1,535)	(1,353)
Receive a fixed rate equal to 1.682% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/18/45	EUR2,100,000	39,338	40,418
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.675%	Chicago Mercantile Exchange	09/21/45	EUR300,000	(5,096)	(5,225)
Receive a fixed rate equal to 1.573% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/22/45	EUR600,000	(6,231)	(6,577)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.612%	Chicago Mercantile Exchange	09/23/45	EUR610,000	36	191
See Accompanying Notes to Financial Statements
68

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.564%	Chicago Mercantile Exchange	09/24/45	EUR1,500,000	19,207	20,012
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.530%	Chicago Mercantile Exchange	09/25/45	EUR1,100,000	24,129	25,025
Receive a fixed rate equal to 1.552% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/25/45	EUR1,200,000	(19,398)	(20,147)
Receive a fixed rate equal to 1.516% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/28/45	EUR200,000	(5,134)	(5,323)
Receive a fixed rate equal to 1.509% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/28/45	EUR700,000	(19,302)	(20,005)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.593%	Chicago Mercantile Exchange	11/06/45	EUR1,200,000	5,898	7,131
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.662%	Chicago Mercantile Exchange	11/11/45	EUR1,200,000	(16,222)	(14,731)
Receive a fixed rate equal to 1.548% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	11/20/45	EUR2,130,000	(36,497)	(38,128)
Receive a fixed rate equal to 1.539% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	11/20/45	EUR1,500,000	(29,137)	(30,243)
Receive a fixed rate equal to 1.496% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	11/23/45	EUR900,000	(28,022)	(28,567)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.481%	Chicago Mercantile Exchange	11/27/45	EUR900,000	31,505	32,002
Receive a fixed rate equal to 1.478% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	12/01/45	EUR2,110,000	(75,775)	(76,899)
Receive a floating rate equal to the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.237%	Chicago Mercantile Exchange	10/03/17	EUR1,500,000	(7,740)	(7,966)
Receive a fixed rate equal to 0.524% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	07/06/20	EUR1,100,000	14,332	14,195
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.451%	Chicago Mercantile Exchange	07/09/20	EUR1,100,000	(10,299)	(10,095)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.393%	Chicago Mercantile Exchange	08/05/20	EUR1,900,000	(11,455)	(11,226)
Receive a fixed rate equal to 0.393% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	08/06/20	EUR1,200,000	7,213	7,068
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.365%	Chicago Mercantile Exchange	08/25/20	EUR3,600,000	(15,276)	(14,616)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.372%	Chicago Mercantile Exchange	08/26/20	EUR1,800,000	(8,252)	(7,963)
Receive a fixed rate equal to 0.434% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	08/27/20	EUR6,100,000	47,037	47,221
Receive a fixed rate equal to 0.393% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/11/20	EUR4,300,000	22,905	22,799
See Accompanying Notes to Financial Statements
69

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.429%	Chicago Mercantile Exchange	09/18/20	EUR6,000,000	(42,248)	(42,517)
Receive a fixed rate equal to 0.434% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/21/20	EUR500,000	3,622	3,652
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.381%	Chicago Mercantile Exchange	09/22/20	EUR2,400,000	(10,778)	(10,673)
Receive a fixed rate equal to 0.394% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/23/20	EUR2,760,000	14,201	14,139
Receive a fixed rate equal to 0.355% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/25/20	EUR3,400,000	10,631	10,390
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.369%	Chicago Mercantile Exchange	09/25/20	EUR1,600,000	(6,150)	(6,076)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.360%	Chicago Mercantile Exchange	09/28/20	EUR900,000	(2,994)	(2,935)
Receive a fixed rate equal to 1.043% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/11/25	EUR2,200,000	17,570	17,736
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.100%	Chicago Mercantile Exchange	09/18/25	EUR1,400,000	(19,193)	(19,586)
Receive a fixed rate equal to 1.101% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/21/25	EUR500,000	6,849	6,990
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.012%	Chicago Mercantile Exchange	09/22/25	EUR1,300,000	(5,797)	(5,710)
Receive a fixed rate equal to 0.976% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/24/25	EUR3,200,000	2,106	1,670
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.990%	Chicago Mercantile Exchange	09/25/25	EUR800,000	(1,660)	(1,589)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.965%	Chicago Mercantile Exchange	09/28/25	EUR1,000,000	642	823
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.976%	Chicago Mercantile Exchange	10/15/25	EUR3,100,000	224	719
Receive a fixed rate equal to 0.900% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	10/26/25	EUR3,300,000	(27,728)	(29,320)
Receive a fixed rate equal to 0.902% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	10/27/25	EUR5,600,000	(45,426)	(48,111)
Receive a fixed rate equal to 0.943% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	11/06/25	EUR1,900,000	(7,993)	(8,902)
Receive a fixed rate equal to 0.996% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	11/11/25	EUR2,600,000	3,234	1,835
Receive a fixed rate equal to 0.955% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	11/12/25	EUR1,500,000	(4,622)	(5,338)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.878%	Chicago Mercantile Exchange	11/20/25	EUR5,425,000	61,929	63,806
See Accompanying Notes to Financial Statements
70

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.885%	Chicago Mercantile Exchange	11/20/25	EUR3,500,000	36,082	37,341
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.857%	Chicago Mercantile Exchange	11/23/25	EUR2,400,000	33,126	33,901
Receive a fixed rate equal to 0.832% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	11/27/25	EUR2,400,000	(39,603)	(40,177)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.832%	Chicago Mercantile Exchange	12/01/25	EUR5,411,000	89,524	91,006
Receive a fixed rate equal to 1.555% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	10/15/45	EUR1,800,000	(27,473)	(28,409)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.524%	Chicago Mercantile Exchange	10/19/45	EUR500,000	11,760	12,265
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.498%	Chicago Mercantile Exchange	10/26/45	EUR1,600,000	48,954	50,767
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.527%	Chicago Mercantile Exchange	10/27/45	EUR2,100,000	47,813	49,983
Receive a fixed rate equal to 0.754% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	05/21/24	JPY259,000,000	76,576	82,474
Receive a fixed rate equal to 1.289% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	02/04/45	JPY183,000,000	33,498	31,742
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 1.443%	Chicago Mercantile Exchange	02/24/45	JPY83,385,931	(42,910)	(42,621)
Receive a fixed rate equal to 0.558% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	02/24/45	JPY192,978,870	27,107	26,812
Receive a fixed rate equal to 2.372% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/30	USD612,000	(5,834)	(5,834)
Receive a fixed rate equal to 2.928% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/15/35	USD1,000,000	59,019	59,019
Receive a fixed rate equal to 2.510% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/35	USD729,000	(6,488)	(6,488)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.593%	Chicago Mercantile Exchange	10/13/40	USD221,000	1,374	1,374
Receive a fixed rate equal to 2.832% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/09/45	USD400,000	14,830	14,830
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.901%	Chicago Mercantile Exchange	07/13/45	USD800,000	(41,498)	(41,498)
Receive a fixed rate equal to 2.896% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/21/45	USD296,000	15,047	15,047
Receive a fixed rate equal to 2.860% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/24/45	USD444,000	19,179	19,179
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.782%	Chicago Mercantile Exchange	07/29/45	USD700,000	(18,587)	(18,587)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.799%	Chicago Mercantile Exchange	07/30/45	USD400,000	(12,037)	(12,037)
Receive a fixed rate equal to 2.808% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/31/45	USD1,800,000	58,154	58,154
See Accompanying Notes to Financial Statements
71

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.687%	Chicago Mercantile Exchange	09/25/45	USD300,000	(1,624)	(1,624)
Receive a fixed rate equal to 2.613% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/28/45	USD500,000	(5,265)	(5,265)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.619%	Chicago Mercantile Exchange	10/13/45	USD1,071,000	9,930	9,930
Receive a fixed rate equal to 0.771% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/09/16	USD17,800,000	776	776
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.119%	Chicago Mercantile Exchange	08/08/17	USD5,000,000	(6,657)	(6,657)
Receive a fixed rate equal to 1.178% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/15/18	USD10,400,000	(18,959)	(18,959)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.166%	Chicago Mercantile Exchange	05/20/18	USD5,200,000	11,382	11,382
Receive a fixed rate equal to 1.208% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/21/18	USD3,100,000	(3,702)	(3,702)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.231%	Chicago Mercantile Exchange	05/27/18	USD6,100,000	4,832	4,832
Receive a fixed rate equal to 1.224% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/27/18	USD4,300,000	(4,174)	(4,174)
Receive a fixed rate equal to 1.206% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/01/18	USD3,100,000	(4,569)	(4,569)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.257%	Chicago Mercantile Exchange	06/04/18	USD3,100,000	984	984
Receive a fixed rate equal to 1.323% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/10/18	USD2,500,000	2,752	2,752
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.347%	Chicago Mercantile Exchange	06/11/18	USD3,100,000	(5,202)	(5,202)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.374%	Chicago Mercantile Exchange	06/12/18	USD1,263,000	(2,908)	(2,908)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.267%	Chicago Mercantile Exchange	06/19/18	USD6,384,000	3,263	3,263
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.283%	Chicago Mercantile Exchange	06/26/18	USD2,200,000	615	615
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.301%	Chicago Mercantile Exchange	07/03/18	USD2,200,000	(115)	(115)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.249%	Chicago Mercantile Exchange	07/06/18	USD2,200,000	2,771	2,771
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.230%	Chicago Mercantile Exchange	07/14/18	USD3,100,000	5,851	5,851
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.277%	Chicago Mercantile Exchange	07/15/18	USD10,500,000	7,360	7,360
Receive a fixed rate equal to 1.285% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/27/18	USD20,400,000	(12,742)	(12,742)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.036%	Chicago Mercantile Exchange	10/13/18	USD3,984,000	35,924	35,924
Receive a fixed rate equal to 1.525% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/11/19	USD7,000,000	11,343	11,343
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.465%	Chicago Mercantile Exchange	05/18/19	USD4,000,000	1,731	1,731
Receive a fixed rate equal to 1.460% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/01/19	USD2,700,000	(2,307)	(2,307)
See Accompanying Notes to Financial Statements
72

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.640% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/09/19	USD3,100,000	15,671	15,671
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.659%	Chicago Mercantile Exchange	06/09/19	USD3,100,000	(17,659)	(17,659)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.686%	Chicago Mercantile Exchange	06/15/19	USD3,100,000	(20,138)	(20,138)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.682%	Chicago Mercantile Exchange	06/15/19	USD3,100,000	(19,665)	(19,665)
Receive a fixed rate equal to 1.609% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/17/19	USD3,100,000	11,953	11,953
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.418%	Chicago Mercantile Exchange	07/09/19	USD1,900,000	5,915	5,915
Receive a fixed rate equal to 1.462% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/13/19	USD3,900,000	(6,638)	(6,638)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.557%	Chicago Mercantile Exchange	07/21/19	USD1,583,000	(2,405)	(2,405)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.581%	Chicago Mercantile Exchange	07/24/19	USD2,374,500	(5,550)	(5,550)
Receive a fixed rate equal to 1.493% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/29/19	USD4,000,000	(3,164)	(3,164)
Receive a fixed rate equal to 1.502% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/30/19	USD2,400,000	(1,156)	(1,155)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.534%	Chicago Mercantile Exchange	07/31/19	USD9,200,000	(5,841)	(5,841)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.794%	Chicago Mercantile Exchange	08/08/19	USD3,500,000	(33,857)	(33,857)
Receive a fixed rate equal to 1.301% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/25/19	USD1,600,000	(14,452)	(14,452)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.261%	Chicago Mercantile Exchange	09/28/19	USD2,300,000	24,420	24,420
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD17,090,000	(70,108)	(70,108)
Receive a fixed rate equal to 2.000% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/05/19	USD20,300,000	333,368	333,368
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.882%	Chicago Mercantile Exchange	06/30/20	USD5,230,000	(49,227)	(49,227)
Receive a fixed rate equal to 1.780% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/06/20	USD1,700,000	8,163	8,163
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.453%	Chicago Mercantile Exchange	10/13/20	USD715,000	8,489	8,489
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.603%	Chicago Mercantile Exchange	11/05/20	USD7,247,000	38,989	38,989
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.690%	Chicago Mercantile Exchange	12/22/20	USD4,652,000	10,368	10,368
Receive a fixed rate equal to 1.785% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/22	USD1,701,000	(18,286)	(18,286)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.507%	Chicago Mercantile Exchange	10/09/24	USD1,800,000	(55,609)	(55,609)
Receive a fixed rate equal to 2.408% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/30/24	USD5,170,000	117,979	117,979
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.760%	Chicago Mercantile Exchange	11/05/24	USD10,760,000	(554,991)	(554,991)
See Accompanying Notes to Financial Statements
73

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.189%	Chicago Mercantile Exchange	05/05/25	USD7,000,000	(11,439)	(11,439)
Receive a fixed rate equal to 2.168% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/05/25	USD7,000,000	(1,288)	(1,288)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.464%	Chicago Mercantile Exchange	06/15/25	USD3,065,333	(76,708)	(76,708)
Receive a fixed rate equal to 2.488% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/16/25	USD3,800,000	103,073	103,073
Receive a fixed rate equal to 2.455% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/17/25	USD3,800,000	92,161	92,161
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.467%	Chicago Mercantile Exchange	06/19/25	USD692,000	(17,416)	(17,416)
Receive a fixed rate equal to 2.382% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/23/25	USD950,000	(16,760)	(16,760)
Receive a fixed rate equal to 2.528% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/15/25	USD2,698,000	81,780	81,780
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.543%	Chicago Mercantile Exchange	07/15/25	USD900,000	(28,447)	(28,447)
Receive a fixed rate equal to 2.232% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/14/25	USD1,300,000	4,232	4,232
Receive a fixed rate equal to 2.099% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/25	USD58,000	(538)	(538)
Receive a fixed rate equal to 2.760% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/11/25	USD2,633,000	2,373	2,373
Receive a fixed rate equal to 2.729% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/16/25	USD2,638,000	(1,351)	(1,351)
Receive a fixed rate equal to 2.719% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/22/25	USD5,359,000	(5,457)	(5,457)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.294%	Chicago Mercantile Exchange	06/10/35	USD1,900,000	(38,286)	(38,286)
Receive a fixed rate equal to 3.285% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/15/35	USD3,800,000	74,005	74,005
Receive a fixed rate equal to 2.805% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/16/35	USD2,945,000	116,312	116,312
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.834%	Chicago Mercantile Exchange	06/16/35	USD3,800,000	(167,724)	(167,724)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.810%	Chicago Mercantile Exchange	06/17/35	USD3,800,000	(153,544)	(153,544)
Receive a fixed rate equal to 2.815% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/19/35	USD793,000	32,579	32,579
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.753%	Chicago Mercantile Exchange	06/23/35	USD950,000	29,491	29,491
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.715%	Chicago Mercantile Exchange	05/11/45	USD1,300,000	(15,673)	(15,673)
Receive a fixed rate equal to 2.810% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/18/45	USD700,000	22,894	22,894
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.659%	Chicago Mercantile Exchange	06/01/45	USD1,100,000	(175)	(175)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.926%	Chicago Mercantile Exchange	06/09/45	USD600,000	(34,489)	(34,489)
Receive a fixed rate equal to 2.905% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/09/45	USD600,000	31,840	31,840
See Accompanying Notes to Financial Statements
74

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.980% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/15/45	USD600,000	41,455	41,455
Receive a fixed rate equal to 2.959% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/15/45	USD600,000	38,805	38,805
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.891%	Chicago Mercantile Exchange	06/17/45	USD600,000	(29,998)	(29,998)
				$(20,510)	$(17,232)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$799,184
Interest rate contracts	Net Assets — Unrealized appreciation**	24,862
Interest rate contracts	Net Assets — Unrealized appreciation***	2,290,814
Total Asset Derivatives		$3,114,860
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$794,081
Interest rate contracts	Net Assets — Unrealized depreciation**	71,501
Equity contracts	Net Assets — Unrealized depreciation**	17,854
Credit contracts	Net Assets — Unrealized depreciation***	16,010
Interest rate contracts	Net Assets — Unrealized depreciation***	2,308,046
Total Liability Derivatives		$3,207,492

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(62,905)	$—	$(62,905)
Equity contracts	—	—	1,499,283	—	—	1,499,283
Foreign exchange contracts	(123,260)	(2,070,850)	—	—	61,825	(2,132,285)
Interest rate contracts	(685,302)	—	(209,656)	(322,371)	790,766	(426,563)
Total	$(808,562)	$(2,070,850)	$1,289,627	$(385,276)	$852,591	$(1,122,470)

See Accompanying Notes to Financial Statements
75

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2015 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(63,416)	$—	$(63,416)
Equity contracts	—	—	321,354	—	—	321,354
Foreign exchange contracts	13,078	478,936	—	—	—	492,014
Interest rate contracts	123,558	—	(185,109)	73,591	(3,447)	8,593
Total	$136,636	$478,936	$136,245	$10,175	$(3,447)	$758,545

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2015:
	Barclays Bank PLC	Citigroup, Inc.	Deutsche Bank AG	Goldman Sachs & Co.	HSBC Bank PLC	JPMorgan Chase & Co.	Morgan Stanley	Totals
Assets:
Forward foreign currency contracts	$18,511	$64,657	$161,866	$82,579	$200	$314,058	$157,313	$799,184
Total Assets	$18,511	$64,657	$161,866	$82,579	$200	$314,058	$157,313	$799,184
Liabilities:
Forward foreign currency contracts	$111,487	$53,016	$101,618	$545	$—	$201,832	$325,583	$794,081
Total Liabilities	$111,487	$53,016	$101,618	$545	$—	$201,832	$325,583	$794,081
Net OTC derivative instruments by counterparty, at fair value	$(92,976)	$11,641	$60,248	$82,034	$200	$112,226	$(168,270)	$5,103
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)(2)	$(92,976)	$11,641	$60,248	$82,034	$200	$112,226	$(168,270)	$5,103

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At December 31, 2015, Morgan Stanley had pledged $300,000 in cash collateral. Any over-collateralization of OTC derivative instruments is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements
76

Voya Global Value Advantage	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.4%
		Consumer Discretionary: 13.0%
19,062	@	Amazon.com, Inc.	$12,883,815	1.6
112,557		Home Depot, Inc.	14,885,663	1.9
114,654		McDonald’s Corp.	13,545,224	1.7
157,690		Nike, Inc.	9,855,625	1.2
80,340		Renault S.A.	8,041,715	1.0
190,500		Toyota Motor Corp.	11,730,804	1.5
1,148,227		Other Securities	33,040,255	4.1
			103,983,101	13.0
		Consumer Staples: 10.7%
381,881		Diageo PLC	10,428,376	1.3
113,709		Kimberly-Clark Corp.	14,475,156	1.8
149,719		Kraft Heinz Co.	10,893,555	1.4
155,373		Nestle S.A.	11,534,154	1.4
129,357		PepsiCo, Inc.	12,925,351	1.6
141,332		Philip Morris International, Inc.	12,424,496	1.5
147,804		Other Securities	13,466,690	1.7
			86,147,778	10.7
		Energy: 6.4%
158,501		Occidental Petroleum Corp.	10,716,253	1.3
206,541		Royal Dutch Shell PLC - Class A ADR	9,457,512	1.2
257,786		Total S.A.	11,556,967	1.4
528,928		Other Securities	19,886,508	2.5
			51,617,240	6.4
		Financials: 20.6%
391,811		Admiral Group PLC	9,574,202	1.2
173,967	#,@	Amundi SA	8,163,595	1.0
212,212		BB&T Corp.	8,023,736	1.0
1,373,416		Challenger Ltd.	8,655,773	1.1
2,475,364		Intesa Sanpaolo SpA - ISP	8,220,728	1.0
268,537		JPMorgan Chase & Co.	17,731,498	2.2
282,800		NKSJ Holdings, Inc.	9,285,652	1.2
45,402		Simon Property Group, Inc.	8,827,965	1.1
2,569,000		Sumitomo Mitsui Trust Holdings, Inc.	9,729,655	1.2
336,144		Wells Fargo & Co.	18,272,788	2.3
39,227		Zurich Insurance Group AG	10,077,417	1.2
3,582,306		Other Securities	48,929,568	6.1
			165,492,577	20.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: 13.1%
170,183	AstraZeneca PLC	$11,495,479	1.4
200,485	Bristol-Myers Squibb Co.	13,791,363	1.7
122,352	Gilead Sciences, Inc.	12,380,799	1.6
168,599	Medtronic PLC	12,968,635	1.6
152,999	Novartis AG	13,160,863	1.7
388,317	Pfizer, Inc.	12,534,873	1.6
58,921	Roche Holding AG	16,327,505	2.0
102,878	UnitedHealth Group, Inc.	12,102,568	1.5
		104,762,085	13.1
	Industrials: 9.5%
91,494	Boeing Co.	13,229,118	1.6
426,021	General Electric Co.	13,270,554	1.6
499,300	LIXIL Group Corp.	11,089,306	1.4
352,347	Koninklijke Philips NV	8,993,448	1.1
469,600	Mitsubishi Corp.	7,810,914	1.0
104,799	Siemens AG	10,138,925	1.3
4,972,865	Other Securities	11,890,148	1.5
		76,422,413	9.5
	Information Technology: 12.4%
234,731	Apple, Inc.	24,707,785	3.1
556,171	Cisco Systems, Inc.	15,102,824	1.9
428,121	Intel Corp.	14,748,768	1.8
216,098	Microchip Technology, Inc.	10,057,201	1.2
386,400	Microsoft Corp.	21,437,472	2.7
407,116	Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	9,261,889	1.2
571,000	Other Securities	4,318,758	0.5
		99,634,697	12.4
	Materials: 4.5%
111,989	BASF SE	8,531,151	1.1
699,046	BHP Billiton Ltd.	8,996,396	1.1
255,652	International Paper Co.	9,638,080	1.2
168,408	Koninklijke DSM NV	8,444,939	1.1
		35,610,566	4.5
	Telecommunication Services: 3.9%
273,244	AT&T, Inc.	9,402,326	1.2
719,500	China Mobile Ltd.	8,098,768	1.0
3,303,123	Other Securities	13,794,520	1.7
		31,295,614	3.9

See Accompanying Notes to Financial Statements
77

Voya Global Value Advantage	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Utilities: 3.3%
425,419	L	Gas Natural SDG S.A.	$8,675,296	1.1
225,275		PG&E Corp.	11,982,377	1.5
75,820		Other Securities	6,080,006	0.7
			26,737,679	3.3
		Total Common Stock (Cost $822,503,915)	781,703,750	97.4
PREFERRED STOCK: 0.6%
		Financials: 0.6%
646,226		Other Securities	4,300,823	0.6
		Total Preferred Stock (Cost $6,523,651)	4,300,823	0.6
		Total Long-Term Investments (Cost $829,027,566)	786,004,573	98.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.5%
	Securities Lending Collateralcc: 0.1%
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $1,000,036, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/15/16-10/20/65)	1,000,000	0.1
10,936	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $10,936, collateralized by various U.S. Government Securities, 0.074%-3.250%, Market Value plus accrued interest $11,155, due 07/31/16-11/15/23)	10,936	0.0
		1,010,936	0.1
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.4%
11,154,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $11,154,000)	$11,154,000	1.4
	Total Short-Term Investments (Cost $12,164,936)	12,164,936	1.5
	Total Investments in Securities (Cost $841,192,502)	$798,169,509	99.5
	Assets in Excess of Other Liabilities	4,263,168	0.5
	Net Assets	$802,432,677	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $843,179,699.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$25,577,252
Gross Unrealized Depreciation	(70,587,442)
Net Unrealized Depreciation	$(45,010,190)

See Accompanying Notes to Financial Statements
78

Voya Global Value Advantage	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$64,157,821	$39,825,280	$—	$103,983,101
Consumer Staples	57,858,051	28,289,727	—	86,147,778
Energy	36,073,021	15,544,219	—	51,617,240
Financials	83,867,969	81,624,608	—	165,492,577
Health Care	63,778,238	40,983,847	—	104,762,085
Industrials	26,499,672	49,922,741	—	76,422,413
Information Technology	95,315,939	4,318,758	—	99,634,697
Materials	9,638,080	25,972,486	—	35,610,566
Telecommunication Services	9,402,326	21,893,288	—	31,295,614
Utilities	18,062,383	8,675,296	—	26,737,679
Total Common Stock	464,653,500	317,050,250	—	781,703,750
Preferred Stock	4,300,823	—	—	4,300,823
Short-Term Investments	11,154,000	1,010,936	—	12,164,936
Total Investments, at fair value	$480,108,323	$318,061,186	$—	$798,169,509
Other Financial Instruments+
Futures	33,472	—	—	33,472
Total Assets	$480,141,795	$318,061,186	$—	$798,202,981

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2015, the following futures contracts were outstanding for Voya Global Value Advantage Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI Emerging Markets Index	99	03/18/16	$3,898,125	$33,472
			$3,898,125	$33,472

See Accompanying Notes to Financial Statements
79

Voya Global Value Advantage	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$33,472
Total Asset Derivatives		$33,472

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,055,216)
Total	$(1,055,216)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$33,472
Total	$33,472

See Accompanying Notes to Financial Statements
80

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.8%
		Consumer Discretionary: 14.2%
115,046		Amazon.com, Inc.	$77,758,441	2.1
1,174,173		Coach, Inc.	38,430,682	1.0
1,017,875		Comcast Corp. - Class A	57,438,686	1.6
615,786		Delphi Automotive PLC	52,791,334	1.4
659,328		Dish Network Corp. - Class A	37,700,375	1.0
545,719		Hasbro, Inc.	36,759,632	1.0
537,563		Home Depot, Inc.	71,092,707	1.9
598,239		McDonald’s Corp.	70,675,955	1.9
796,482		Nike, Inc.	49,780,125	1.4
1,454,337		Other Securities	31,122,812	0.9
			523,550,749	14.2
		Consumer Staples: 10.2%
726,076		CVS Health Corp.	70,988,451	1.9
551,445		Dr Pepper Snapple Group, Inc.	51,394,674	1.4
577,137		Kimberly-Clark Corp.	73,469,540	2.0
715,521		Kraft Heinz Co.	52,061,308	1.4
748,194		PepsiCo, Inc.	74,759,544	2.0
607,622		Philip Morris International, Inc.	53,416,050	1.5
			376,089,567	10.2
		Energy: 6.6%
567,371		EOG Resources, Inc.	40,164,193	1.1
769,626		Occidental Petroleum Corp.	52,034,414	1.4
685,065		Valero Energy Corp.	48,440,946	1.3
2,404,737		Other Securities	103,145,243	2.8
			243,784,796	6.6
		Financials: 16.0%
748,142		Allstate Corp.	46,452,137	1.3
1,209,376		BB&T Corp.	45,726,506	1.2
1,102,470		Citigroup, Inc.	57,052,822	1.5
873,316	@	Discover Financial Services	46,827,204	1.3
1,074,120		JPMorgan Chase & Co.	70,924,144	1.9
454,062		Prudential Financial, Inc.	36,965,187	1.0
217,779		Simon Property Group, Inc.	42,344,949	1.2
1,352,740		Unum Group	45,032,715	1.2
1,614,376		Wells Fargo & Co.	87,757,479	2.4
3,466,570		Other Securities	110,888,500	3.0
			589,971,643	16.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: 15.1%
441,030		Amgen, Inc.	$71,592,400	1.9
1,116,418		Bristol-Myers Squibb Co.	76,798,394	2.1
752,622		Gilead Sciences, Inc.	76,157,820	2.1
921,675	@	Medtronic PLC	70,895,241	1.9
1,755,629		Merck & Co., Inc.	92,732,324	2.5
2,950,092		Pfizer, Inc.	95,228,970	2.6
615,593		UnitedHealth Group, Inc.	72,418,360	2.0
			555,823,509	15.1
		Industrials: 7.9%
459,880		Boeing Co.	66,494,049	1.8
524,190		Deere & Co.	39,979,971	1.1
375,504		General Dynamics Corp.	51,579,230	1.4
2,940,785		General Electric Co.	91,605,453	2.5
173,805	@	TransDigm Group, Inc.	39,705,752	1.1
			289,364,455	7.9
		Information Technology: 19.5%
1,225,859		Activision Blizzard, Inc.	47,453,002	1.3
1,572,591		Apple, Inc.	165,530,929	4.5
660,273		Automatic Data Processing, Inc.	55,938,329	1.5
3,200,763		Cisco Systems, Inc.	86,916,719	2.4
795,733		Fidelity National Information Services, Inc.	48,221,420	1.3
2,271,171		Intel Corp.	78,241,841	2.1
822,262		Microchip Technology, Inc.	38,268,073	1.1
2,641,609		Microsoft Corp.	146,556,467	4.0
759,485		TE Connectivity Ltd.	49,070,326	1.3
			716,197,106	19.5
		Materials: 2.8%
1,044,088		Dow Chemical Co.	53,749,650	1.4
1,335,065		International Paper Co.	50,331,951	1.4
			104,081,601	2.8
		Telecommunication Services: 2.3%
2,448,221		AT&T, Inc.	84,243,285	2.3
		Utilities: 3.2%
521,978		DTE Energy Co.	41,857,416	1.1
876,112		PG&E Corp.	46,600,397	1.3
512,007		Other Securities	29,834,648	0.8
			118,292,461	3.2
		Total Common Stock (Cost $2,997,187,105)	3,601,399,172	97.8

See Accompanying Notes to Financial Statements
81

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: —%
Utilities: –%
30,000,000	Other Securities	$—	—
	Total Corporate Bonds/Notes (Cost $–)	—	—
	Total Long-Term Investments (Cost $2,997,187,105)	3,601,399,172	97.8

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
42,867,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $42,867,000)	42,867,000	1.2
	Total Short-Term Investments (Cost $42,867,000)	42,867,000	1.2
	Total Investments in Securities (Cost $3,040,054,105)	$3,644,266,172	99.0
	Assets in Excess of Other Liabilities	35,911,245	1.0
	Net Assets	$3,680,177,417	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

Cost for federal income tax purposes is $3,058,170,755.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$731,734,231
Gross Unrealized Depreciation	(145,638,814)
Net Unrealized Appreciation	$586,095,417

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$3,601,399,172	$—	$—	$3,601,399,172
Corporate Bonds/Notes	—	—	—	—
Short-Term Investments	42,867,000	—	—	42,867,000
Total Investments, at fair value	$3,644,266,172	$—	$—	$3,644,266,172

See Accompanying Notes to Financial Statements
82

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2015 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$639,644
Total	$639,644

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(726,481)
Total	$(726,481)

See Accompanying Notes to Financial Statements
83

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 33.4%
		Basic Materials: 0.7%
2,587,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	$2,264,536	0.0
2,440,000	#	BHP Billiton Finance USA Ltd., 6.750%, 10/19/75	2,360,700	0.0
4,500,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	4,479,691	0.1
2,737,000	#	Georgia-Pacific LLC, 3.600%, 03/01/25	2,711,883	0.1
6,047,000	#,L	Glencore Funding LLC, 2.875%, 04/16/20	4,721,195	0.1
21,252,000		Other Securities(a)	19,541,052	0.4
			36,079,057	0.7
		Communications: 3.0%
4,297,000	#	CCO Safari II LLC, 4.464%, 07/23/22	4,286,863	0.1
3,235,000	#	CCO Safari II LLC, 4.908%, 07/23/25	3,236,705	0.1
2,793,000	#	Cox Communications, Inc., 3.850%, 02/01/25	2,565,655	0.0
2,350,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	2,473,375	0.0
2,500,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	2,625,000	0.1
14,887,000		Time Warner Cable, Inc., 4.050%-5.875%, 12/15/23-12/15/43	14,840,584	0.3
3,980,000		Time Warner, Inc., 4.850%-6.500%, 11/15/36-07/15/45	3,966,736	0.1
11,888,000		Verizon Communications, Inc., 5.150%, 09/15/23	13,091,101	0.3
23,348,000		Verizon Communications, Inc., 3.000%-6.550%, 11/01/21-08/21/54	23,252,148	0.5
74,673,000		Other Securities	73,188,963	1.5
			143,527,130	3.0
		Consumer, Cyclical: 1.6%
2,105,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	2,162,887	0.0
17,522,000	L	McDonald’s Corp., 3.375%-4.875%, 05/26/25-12/09/45	17,444,654	0.4
59,227,659		Other Securities	57,899,040	1.2
			77,506,581	1.6
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: 6.5%
14,450,000		AstraZeneca PLC, 1.750%-2.375%, 11/16/18-11/16/20	$14,397,574	0.3
4,120,000	#	BAT International Finance PLC, 3.500%, 06/15/22	4,231,977	0.1
8,810,000		Coca-Cola Co/The, 0.875%, 10/27/17	8,779,975	0.2
11,030,000		Coca-Cola Co/The, 1.875%, 10/27/20	10,929,517	0.2
10,950,000		Gilead Sciences, Inc., 3.650%, 03/01/26	11,061,011	0.2
8,329,000		Gilead Sciences, Inc., 2.550%-3.500%, 09/01/20-02/01/25	8,387,514	0.2
5,880,000	#	HJ Heinz Co., 2.800%, 07/02/20	5,872,368	0.1
5,019,000	#	Kraft Heinz Foods Co., 3.950%, 07/15/25	5,077,376	0.1
3,770,000	#	Imperial Tobacco Finance PLC, 2.950%, 07/21/20	3,782,573	0.1
4,260,000	#	Imperial Tobacco Finance PLC, 3.750%, 07/21/22	4,283,558	0.1
19,211,000		Laboratory Corp. of America Holdings, 2.200%-3.200%, 08/23/17-02/01/22	19,038,533	0.4
18,810,000		Medtronic, Inc., 3.150%-4.375%, 03/15/22-03/15/35	19,044,841	0.4
11,072,000		Merck & Co., Inc., 2.350%, 02/10/22	10,880,731	0.2
4,980,000		Merck & Co., Inc., 2.750%, 02/10/25	4,854,335	0.1
2,830,000	#	Mylan NV, 3.750%, 12/15/20	2,836,234	0.1
6,887,000	#	Roche Holdings, Inc., 3.000%, 11/10/25	6,816,753	0.1
5,000,000	#	Valeant Pharmaceuticals International, 5.625%, 12/01/21	4,625,000	0.1
3,222,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	3,232,987	0.1
160,226,000		Other Securities	160,101,964	3.4
			308,234,821	6.5
		Diversified: 0.1%
200,000	#	Nemak SA de CV, 5.500%, 02/28/23	201,500	0.0
6,320,000		Other Securities	6,222,685	0.1
			6,424,185	0.1

See Accompanying Notes to Financial Statements
84

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: 2.7%
2,522,000	#	Columbia Pipeline Group, Inc., 4.500%, 06/01/25	$2,290,160	0.0
13,360,000		Shell International Finance BV, 2.250%-4.375%, 11/10/20-05/11/45	13,048,197	0.3
131,376,000		Other Securities(a)	113,002,911	2.4
			128,341,268	2.7
		Financial: 12.6%
5,820,000	#	ABN AMRO Bank NV, 2.450%, 06/04/20	5,779,516	0.1
2,546,000	#	ABN AMRO Bank NV, 4.750%, 07/28/25	2,542,563	0.1
9,320,000	#	Athene Global Funding, 2.875%, 10/23/18	9,173,406	0.2
27,180,000		Bank of America Corp., 2.625%-4.750%, 10/19/20-04/21/45	27,417,707	0.6
3,983,000	#	Banque Federative du Credit Mutuel SA, 2.750%, 10/15/20	4,003,720	0.1
6,475,000	#	Barclays Bank PLC, 6.050%, 12/04/17	6,913,552	0.1
3,247,000	#	BNP Paribas SA, 4.375%, 09/28/25	3,186,609	0.1
3,335,000	#	BPCE SA, 5.150%, 07/21/24	3,369,177	0.1
27,924,000		Citigroup, Inc., 1.800%-6.675%, 02/05/18-09/13/43	28,705,376	0.6
13,870,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	13,662,435	0.3
1,370,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	1,696,402	0.0
5,034,000	#	Credit Agricole SA, 4.375%, 03/17/25	4,884,324	0.1
12,611,000	#	Credit Suisse AG, 6.500%, 08/08/23	13,617,358	0.3
1,961,000	#	Credit Suisse Group Funding Guernsey Ltd., 3.750%, 03/26/25	1,898,164	0.1
5,703,000	#	Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/22	5,709,170	0.1
6,922,000		Credit Suisse/New York NY, 1.750%, 01/29/18	6,904,467	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
13,673,000		Deutsche Bank AG/London, 1.875%, 02/13/18	$13,563,329	0.3
13,071,000		Goldman Sachs Group, Inc./The, 2.750%-4.250%, 09/15/20-10/21/25	13,038,843	0.3
25,099,000		Goldman Sachs Group, Inc., 2.600%-6.750%, 07/19/18-05/22/45	26,208,052	0.5
5,994,000	#	HBOS PLC, 6.750%, 05/21/18	6,553,042	0.1
3,400,000	#	ING Bank NV, 2.000%, 11/26/18	3,388,831	0.1
3,000,000	#	International Lease Finance Corp., 6.750%, 09/01/16	3,086,250	0.0
3,437,000	#	International Lease Finance Corp., 7.125%, 09/01/18	3,776,404	0.1
35,437,000		JPMorgan Chase & Co., 2.550%-6.125%, 10/29/20-12/29/49	35,634,484	0.7
5,649,000	#	Mitsubishi UFJ Trust & Banking Corp., 2.650%, 10/19/20	5,649,248	0.1
2,908,000	#	Mizuho Bank Ltd., 2.150%, 10/20/18	2,899,169	0.0
3,974,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	3,894,019	0.1
26,033,000		Morgan Stanley, 2.800%-4.000%, 06/16/20-04/23/27	26,362,130	0.5
5,950,000	#	New York Life Global Funding, 1.550%, 11/02/18	5,904,726	0.1
2,661,000	#	Nordea Bank AB, 6.125%, 12/29/49	2,608,312	0.1
5,330,000	#	Principal Life Global Funding II, 2.625%, 11/19/20	5,321,696	0.1
2,757,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	2,770,782	0.1
600,000	#	Royal Bank of Scotland Group PLC, 6.990%, 10/29/49	697,500	0.0
9,026,000		Santander Bank NA, 2.000%, 01/12/18	8,964,849	0.2
3,598,000	#	Santander UK Group Holdings PLC, 4.750%, 09/15/25	3,567,917	0.1

See Accompanying Notes to Financial Statements
85

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
4,940,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.250%, 10/28/25	$4,646,090	0.1
4,782,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	4,649,696	0.1
4,365,000	#	Skandinaviska Enskilda Banken AB, 2.625%, 11/17/20	4,354,485	0.1
3,049,000	#,L	Societe Generale SA, 4.250%, 04/14/25	2,884,409	0.1
5,698,000	#	Societe Generale SA, 4.750%, 11/24/25	5,525,584	0.1
6,475,000		UBS AG/Stamford CT, 7.625%, 08/17/22	7,391,245	0.1
3,101,000	#	UBS Group Funding Jersey Ltd., 4.125%, 09/24/25	3,105,881	0.1
14,864,000		Visa, Inc., 2.800%, 12/14/22	14,904,415	0.3
12,060,000		Visa, Inc., 3.150%-4.150%, 12/14/25-12/14/35	12,152,042	0.3
4,725,000	#	WEA Finance LLC/Westfield UK & Europe Finance PLC, 2.700%, 09/17/19	4,691,396	0.1
3,328,000	#	WEA Finance LLC/Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	3,315,799	0.1
25,023,000		Wells Fargo & Co., 3.900%-5.900%, 06/03/26-12/29/49	24,866,678	0.5
197,026,400		Other Securities	196,454,625	4.1
			602,295,874	12.6
		Industrial: 1.7%
4,853,000	#	AP Moeller - Maersk A/S, 2.550%, 09/22/19	4,808,624	0.1
1,310,000	#	Building Materials Corp. of America, 6.000%, 10/15/25	1,342,750	0.0
308,000	#,L	Cemex SAB de CV, 6.125%, 05/05/25	264,110	0.0
15,607,000		Lockheed Martin Corp., 2.500%-3.800%, 11/23/20-03/01/45	15,060,241	0.3
2,180,000	#,L	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	2,216,788	0.1
4,925,000	#	Rolls-Royce PLC, 2.375%, 10/14/20	4,818,778	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
4,450,000	#	Siemens Financieringsmaatschappij NV, 3.250%, 05/27/25	$4,456,110	0.1
45,801,260		Other Securities	46,175,148	1.0
			79,142,549	1.7
		Technology: 2.9%
13,940,000		Apple, Inc., 1.550%, 02/07/20	13,721,101	0.3
9,185,000		Apple, Inc., 2.150%-4.450%, 02/09/22-05/06/44	8,914,337	0.2
5,155,000	#	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	5,153,072	0.1
3,867,000	#	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	3,868,129	0.1
2,020,000	#	HP Enterprise Co., 3.600%, 10/15/20	2,027,020	0.0
2,470,000	#	HP Enterprise Co., 4.400%, 10/15/22	2,464,393	0.1
770,000	#	HP Enterprise Co., 4.900%, 10/15/25	757,653	0.0
13,820,000		International Business Machines Corp., 1.125%-2.875%, 02/06/18-11/09/22	13,734,181	0.3
13,880,000		Microsoft Corp., 2.000%, 11/03/20	13,894,824	0.3
15,420,000		Microsoft Corp., 1.300%-4.200%, 11/03/18-11/03/35	15,168,054	0.3
15,797,000		Oracle Corp., 2.950%-4.125%, 07/15/23-05/15/45	15,539,727	0.3
4,170,000	#	Seagate HDD Cayman, 4.875%, 06/01/27	3,208,348	0.1
38,490,000		Other Securities	37,986,894	0.8
			136,437,733	2.9
		Utilities: 1.6%
4,390,000	#	Calpine Corp., 6.000%, 01/15/22	4,553,264	0.1
2,192,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	2,484,897	0.0
9,063,000	#	Electricite de France SA, 2.350%, 10/13/20	8,933,717	0.2
1,725,000	#	Electricite de France SA, 3.625%, 10/13/25	1,690,638	0.1

See Accompanying Notes to Financial Statements
86

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities (continued)
1,725,000	#	Electricite de France SA, 4.950%, 10/13/45	$1,681,309	0.0
4,622,000	#	Jersey Central Power & Light Co., 4.300%, 01/15/26	4,662,738	0.1
50,633,000		Other Securities	51,230,855	1.1
			75,237,418	1.6
		Total Corporate Bonds/Notes (Cost $1,620,546,151)	1,593,226,616	33.4
COLLATERALIZED MORTGAGE OBLIGATIONS: 12.1%
10,052,161		Alternative Loan Trust 2005-10CB 1A1, 0.922%, 05/25/35	8,224,539	0.2
8,159,842		Alternative Loan Trust 2005-51 3A2A, 1.547%, 11/20/35	6,947,886	0.1
4,471,223		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	4,172,319	0.1
2,388,315		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	2,042,260	0.0
3,056,333		Alternative Loan Trust 2006-18CB A11, 0.922%, 07/25/36	1,964,974	0.0
3,833,075		Alternative Loan Trust 2007-21CB, 0.822%, 09/25/37	2,439,850	0.1
3,851,592		Alternative Loan Trust 2007-23CB, 0.922%, 09/25/37	2,454,173	0.1
2,500,000	#	Angel Oak Mortgage Trust LLC 2015-1, 4.500%, 11/25/45	2,501,856	0.0
2,690,000	#	BAMLL Commercial Mortgage Securities Trust 2015-ASHF, 2.331%, 01/15/28	2,658,900	0.1
5,390,000	#	BAMLL Re-REMIC Trust 2015-FRR11, 1.890%, 09/27/44	4,981,823	0.1
3,299,394	#	Banc of America Re-REMIC Trust 2010-UBER5, 5.651%, 02/17/51	3,338,473	0.1
3,240,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.558%, 06/10/49	3,287,360	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,860,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.558%, 06/10/49	$4,808,373	0.1
5,010,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.809%, 02/10/51	5,086,890	0.1
2,190,000	#	Banc of America Commercial Mortgage Trust 2007-4 B, 5.809%, 02/10/51	2,195,560	0.0
5,040,243	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2004-4 G, 5.402%, 07/10/42	5,046,222	0.1
2,270,000		Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 F, 5.424%, 09/10/47	2,263,213	0.0
2,295,251		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.424%, 09/10/47	2,294,181	0.1
2,246,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.762%, 03/11/41	2,425,438	0.1
39,850	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.762%, 03/11/41	39,817	0.0
1,115,540		Banc of America Mortgage 2005-J Trust 2A4, 2.947%, 11/25/35	1,038,180	0.0
227,210		Banc of America Mortgage Securities, Inc., 2.748%, 07/25/33	227,910	0.0
1,433,421		Banc of America Funding Corp., 2.754%-6.000%, 05/25/35-08/25/37	1,391,279	0.0
20,280,000	#,^	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	1,023,290	0.0
144,859	#	BCAP, LLC Trust, 5.283%, 03/26/37	140,769	0.0
5,426,665		Bear Stearns ALT-A Trust 2005-10 22A1, 2.608%, 01/25/36	4,702,079	0.1
5,000,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.911%, 06/11/41	5,261,604	0.1

See Accompanying Notes to Financial Statements
87

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,350,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	$1,389,222	0.0
1,350,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	1,375,724	0.0
1,350,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	1,338,690	0.0
3,950,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.177%, 10/12/42	3,945,608	0.1
3,860,000		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AJ, 5.882%, 06/11/50	3,831,519	0.1
7,099,576		Bear Stearns Adjustable Rate Mortgage Trust, 2.660%-3.556%, 01/25/34-07/25/36	6,662,479	0.2
6,769,693		Bear Stearns Alternative-A Trust, 2.601%-2.760%, 05/25/35-11/25/36	5,420,286	0.1
547,688		Bear Stearns Structured Products, Inc., 2.566%-2.693%, 01/26/36-12/26/46	436,454	0.0
1,060,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-PWR8, 4.997%, 06/11/41	1,045,147	0.0
4,162,789	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	4,393,408	0.1
2,730,000	#	Bellemeade Re Ltd. 2015-1A M2, 4.722%, 07/25/25	2,730,000	0.1
8,355,000	#	Citigroup Commercial Mortgage Trust 2012-GC8 D, 4.877%, 09/10/45	8,034,854	0.2
1,029,535		Citigroup Mortgage Loan Trust, Inc. 2005-4 A, 2.783%, 08/25/35	1,019,098	0.0
657,624		Citimortgage Alternative Loan Trust, 6.000%, 02/25/37	585,080	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,805,126		Citicorp Mortgage Securities, Inc., 5.500%-6.000%, 08/25/36-01/25/37	$2,878,615	0.1
16,095,372		Citigroup Mortgage Loan Trust, Inc., 2.570%-5.500%, 08/25/35-09/25/37	15,624,835	0.3
47,914,891	^	COMM 2012-CCRE5 XA Mortgage Trust, 1.837%, 12/10/45	3,734,606	0.1
55,761,035	^	Commercial Mortgage Pass Through Certificates, 1.413%, 03/10/47	4,209,211	0.1
6,884,000		Commercial Mortgage Trust 2007-GG11 AJ, 6.049%, 12/10/49	6,991,818	0.1
83,372,254	^	Commercial Mortgage Trust, 1.402%, 08/10/46	5,010,306	0.1
65,166,000	#,^	Commercial Mortgage Trust, 0.595%, 10/15/45	2,450,079	0.1
1,826,367		Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.922%, 11/25/35	1,160,876	0.0
1,368,338	^	Countrywide Alternative Loan Trust, 4.578%, 05/25/35	154,111	0.0
2,466,251	#	Countrywide Commercial Mortgage Trust 2007-MF1 A, 6.072%, 11/12/43	2,527,907	0.1
314,428	#	Countrywide Home Loan Mortgage Pass-through Trust, 0.762%, 06/25/35	275,849	0.0
10,907,197		Countrywide Alternative Loan Trust, 0.542%-5.500%, 12/25/35-06/25/36	9,779,767	0.2
11,848,111		Countrywide Home Loan Mortgage Pass-through Trust, 0.622%-2.671%, 11/25/34-04/25/46	10,953,092	0.2
3,082,975		Credit Suisse Commercial Mortgage Trust Series 2006-C4, 5.460%, 09/15/39	3,141,913	0.1
950,000	#	Credit Suisse Commercial Mortgage Trust Series 2006-K1 K, 5.415%, 02/25/21	949,335	0.0
3,270,000		Credit Suisse Commercial Mortgage Trust Series 2007-C4, 5.949%, 09/15/39	3,303,710	0.1

See Accompanying Notes to Financial Statements
88

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
162,772	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	$162,564	0.0
1,760,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	1,755,948	0.0
450,000	#	DBUBS 2011-LC2 Mortgage Trust, 5.453%, 07/10/44	470,730	0.0
1,343,000	#	DBUBS 2011-LC3 Mortgage Trust, 5.465%, 08/10/44	1,400,889	0.0
3,865,552	#	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1, 4.240%, 06/27/37	3,870,162	0.1
3,810,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.322%, 07/25/24	3,480,805	0.1
7,150,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 M2, 5.322%, 11/25/24	7,293,073	0.2
4,810,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.422%, 05/25/25	4,576,107	0.1
4,758,000		Fannie Mae Connecticut Avenue Securities 2015-CO1 M2, 4.722%, 02/25/25	4,617,373	0.1
590,000		Fannie Mae Connecticut Avenue Securities, 5.422%, 11/25/24	592,021	0.0
119,094,480	^	Fannie Mae Series 2011-M3 X, 0.002%, 07/25/21	1,410,650	0.0
22,303,564	^	First Horizon Alternative Mortgage Securities, 4.278%, 01/25/36	2,757,604	0.1
3,192,211	^	First Horizon Alternative Mortgage Securities, 6.278%, 12/25/36	857,063	0.0
17,841,405	^	Freddie Mac Series K015 X3, 2.801%, 08/25/39	2,361,397	0.0
3,760,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.172%, 10/25/24	3,778,979	0.1
6,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DN1 M3, 4.572%, 01/25/25	5,922,479	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,180,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 4.222%, 03/25/25	$4,035,618	0.1
13,770,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 5.222%, 05/25/28	13,688,383	0.3
650,657,404	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	3,083,466	0.1
98,515,523	^	GS Mortgage Securities Corp. II 2012-GCJ9 XA, 2.329%, 11/10/45	9,552,873	0.2
16,001,770	^	GS Mortgage Securities Corp. II, 1.519%, 11/10/46	1,036,116	0.0
21,353,512	^	GS Mortgage Securities Corp. II, 2.519%, 05/10/45	1,922,683	0.1
4,920,000		GS Mortgage Securities Trust 2006-GG6 D, 5.666%, 04/10/38	4,915,552	0.1
2,290,000		GS Mortgage Securities Trust 2006-GG6, 5.666%, 04/10/38	2,288,192	0.1
4,400,000	#	GS Mortgage Securities Trust 2010-C2, 4.548%, 12/10/43	3,990,869	0.1
7,600,000	#	GS Mortgage Securities Trust 2010-C2, 5.188%, 12/10/43	7,731,874	0.1
4,115,009		HomeBanc Mortgage Trust 2005-3 A2, 0.732%, 07/25/35	3,869,164	0.1
3,858,252		HomeBanc Mortgage Trust 2006-2 A1, 0.602%, 12/25/36	3,428,735	0.1
3,628,524		HomeBanc Mortgage Trust 2006-2 A2, 0.642%, 12/25/36	3,233,675	0.0
11,207,588		Homebanc Mortgage Trust, 0.662%, 07/25/35	10,489,722	0.2
716,762		Homebanc Mortgage Trust, 1.282%, 08/25/29	675,971	0.0
23,450,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.356%, 12/15/47	498,141	0.0
1,290,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.587%, 05/15/41	1,326,441	0.0

See Accompanying Notes to Financial Statements
89

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
90,536,984	^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.600%, 01/15/46	$1,548,762	0.0
4,240,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CIBC6, 5.379%, 07/12/37	4,189,909	0.1
2,165,350	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.482%, 10/15/37	2,163,429	0.1
3,829,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.366%, 06/12/41	3,723,838	0.1
1,000,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1 G, 5.763%, 03/15/46	992,130	0.0
1,250,000		JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8, 5.549%, 05/15/45	1,250,039	0.0
41,336,764	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.746%, 06/15/45	2,602,133	0.1
5,468,365		JP Morgan Mortgage Trust 2005-S3, 6.000%, 01/25/36	4,683,015	0.1
55,082		JP Morgan Mortgage Trust, 5.750%, 01/25/36	48,450	0.0
2,770,274	^	JPMBB Commercial Mortgage Securities Trust 2015-C28, 1.205%, 10/15/48	191,756	0.0
5,805,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.066%-5.097%, 01/12/37	5,773,806	0.1
390,874		JPMorgan Mortgage Trust, 2.710%-2.726%, 02/25/ 35-07/25/35	397,843	0.0
38,805,818	#,^	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	286,461	0.0
1,310,000	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.284%, 02/15/40	1,301,754	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,290,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	$4,568,431	0.1
1,000,000		LB-UBS Commercial Mortgage Trust 2005-C3, 5.013%, 07/15/40	962,564	0.0
2,600,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	2,597,099	0.1
2,460,000		LB-UBS Commercial Mortgage Trust 2006-C4 AJ, 5.840%, 06/15/38	2,500,970	0.1
2,100,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.840%, 06/15/38	2,123,780	0.0
5,977,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 5.840%, 06/15/38	5,954,498	0.1
525,913		LB-UBS Commercial Mortgage Trust, 4.954%, 07/15/40	553,994	0.0
29,357,865	#,^	LB-UBS Commercial Mortgage Trust, 0.652%, 11/15/38	144,737	0.0
153,382,200	#,^	LB-UBS Commercial Mortgage Trust, 0.652%, 11/15/38	717,430	0.0
1,500,000	#	LB-UBS Commercial Mortgage Trust, 4.913%, 10/15/36	1,528,415	0.0
3,390,000	#	LB-UBS Commercial Mortgage Trust, 5.066%, 10/15/36	3,504,566	0.1
4,830,000	#	LB-UBS Commercial Mortgage Trust, 5.990%, 09/15/39	4,914,694	0.1
4,730,000	#	LB-UBS Commercial Mortgage Trust, 5.990%, 09/15/39	4,815,448	0.1
2,802,360	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	2,786,058	0.1
3,930,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5, 4.688%, 08/15/45	3,802,072	0.1
2,900,000		Morgan Stanley Capital I Trust 2007-HQ12 C, 5.723%, 04/12/49	2,893,415	0.1

See Accompanying Notes to Financial Statements
90

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,220,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.268%, 01/11/43	$1,249,250	0.0
3,505,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.438%, 09/15/47	3,700,082	0.1
3,325,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.438%, 09/15/47	3,429,627	0.1
718,400	#	Morgan Stanley Capital I, Inc., 5.910%, 11/15/31	723,005	0.0
1,160,000	#	Morgan Stanley Dean Witter Capital I, 7.491%, 07/15/33	1,278,245	0.0
2,200,711		Morgan Stanley Mortgage Loan Trust 2006-3AR 2A1, 2.862%, 03/25/36	1,796,714	0.0
4,740,000	#	Morgan Stanley Re-REMIC Trust, 0.250%, 07/27/49	4,305,342	0.1
1,000,000	#	Morgan Stanley Capital I Trust 2005-TOP19, 5.772%, 06/12/47	1,005,102	0.0
35,586	#	Nomura Asset Acceptance Corp., 7.000%, 02/19/30	35,123	0.0
1,574,735	#	N-Star Real Estate CDO Ltd. 2013-1A A, 2.272%, 08/25/29	1,574,262	0.0
2,539,379	#	RBSSP Resecuritization Trust, 0.471%, 02/26/37	2,401,707	0.0
33,315,267	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 2.089%, 08/10/49	3,080,150	0.1
5,390,000		Wachovia Bank Commercial Mortgage Trust Series 2005-C22, 5.565%, 12/15/44	5,375,119	0.1
2,640,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C23, 5.625%, 01/15/45	2,633,969	0.1
5,102,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25 D, 5.767%, 05/15/43	5,100,975	0.1
12,452,000		Wachovia Bank Commercial Mortgage Trust Series, 5.767%, 05/15/43	12,510,793	0.3
8,540,000		Wachovia Bank Commercial Mortgage Trust Series, 5.952%, 02/15/51	8,551,585	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,250,000	Wachovia Bank Commercial Mortgage Trust, 5.413%, 12/15/43	$2,256,292	0.0
562,502	WaMu Alternative Mortgage Pass-Through Certificates, 5.500%, 10/25/35	528,283	0.0
1,614,987	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.431%, 10/25/36	1,455,656	0.0
2,803,264	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust, 2.258%, 12/25/36	2,421,711	0.1
6,106,281	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.397%, 08/25/46	5,272,121	0.1
6,860,466	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 1.972%, 04/25/37	5,852,058	0.1
4,185,479	WaMu Mortgage Pass-Through Certificates, 2.224%, 07/25/37	3,589,282	0.1
5,347,427	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	4,791,376	0.1
5,070,089	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR10 Trust, 0.522%, 12/25/36	3,381,049	0.1
6,516,162	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.217%, 08/25/46	4,427,273	0.1
1,835,981	WaMu Mortgage Pass Through Certificates, 1.657%-1.867%, 10/25/36-06/25/42	1,555,052	0.0
2,436,775	Washington Mutual Mortgage Pass-through Certificates, 1.062%-4.294%, 02/27/34-08/25/46	2,235,811	0.0

See Accompanying Notes to Financial Statements
91

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,569,592		Wells Fargo Alternative Loan 2007-PA2 2A1, 0.852%, 06/25/37	$3,329,216	0.1
2,428,584		Wells Fargo Mortgage Backed Securities 2005-AR15 Trust 1A6, 2.736%, 09/25/35	2,320,965	0.1
1,090,496		Wells Fargo Mortgage Backed Securities 2006-AR10 Trust, 2.710%, 07/25/36	1,066,897	0.0
2,254,426		Wells Fargo Mortgage Backed Securities 2006-AR6 Trust 3A1, 2.801%, 03/25/36	2,198,053	0.0
2,630,888		Wells Fargo Mortgage Backed Securities 2007-8 Trust 1A13, 0.792%, 07/25/37	2,254,907	0.1
2,757,798	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.524%, 06/15/45	199,040	0.0
5,674,772		Wells Fargo Mortgage Backed Securities Trust, 2.741%-5.788%, 05/25/ 35-04/25/36	5,499,960	0.1
523,616		Wells Fargo Mortgage-Backed Securities Trust, 2.736%-2.823%, 10/25/33-01/25/35	532,511	0.0
84,449,034		Other Securities	69,923,261	1.5
		Total Collateralized Mortgage Obligations (Cost $571,523,768)	576,751,456	12.1
MUNICIPAL BONDS: 0.1%
		California: 0.1%
2,800,000		Other Securities	3,629,086	0.1
		Total Municipal Bonds (Cost $2,810,473)	3,629,086	0.1
FOREIGN GOVERNMENT BONDS: 0.2%
300,000	#	Banco Nacional de Desenvolvimento Economico e Social, 3.375%, 09/26/16	297,750	0.0
7,526,000		Other Securities	7,549,208	0.2
		Total Foreign Government Bonds (Cost $7,854,687)	7,846,958	0.2

Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 6.4%
		U.S. Treasury Bonds: 4.1%
47,661,000		2.250%, due 11/15/25	$47,559,005	1.0
152,582,000		2.875%, due 08/15/45	147,938,930	3.1
231,000		Other Securities	206,899	0.0
			195,704,834	4.1
		U.S. Treasury Notes: 2.3%
31,050,100	L	0.875%, due 11/30/17	30,965,675	0.6
25,564,000		1.250%, due 12/15/18	25,515,019	0.5
21,981,000		1.750%, due 12/31/20	21,967,614	0.5
33,757,000		2.000%, due 11/30/22	33,576,738	0.7
			112,025,046	2.3
		Total U.S. Treasury Obligations (Cost $307,785,583)	307,729,880	6.4
U.S. GOVERNMENT AGENCY OBLIGATIONS: 32.6%
		Federal Home Loan Mortgage Corporation: 13.2%##
16,303,000	W	0.010%, due 12/15/42	16,277,344	0.3
41,700,000	W	2.500%, due 02/01/31	41,991,845	0.9
52,900,744		3.000%, due 09/01/45	52,873,039	1.1
129,247,000	W	3.500%, due 07/15/41	133,054,982	2.8
28,038,008		3.500%, due 01/01/45	28,894,252	0.6
5,000,000	^	4.000%, due 11/15/38	1,134,826	0.0
1,769,118	^	4.000%, due 04/15/43	319,212	0.0
25,578,137		4.000%, due 09/01/45	27,053,869	0.6
12,580,661		4.000%, due 09/01/45	13,316,218	0.3
23,592,266		4.000%, due 10/01/45	24,953,442	0.5
5,821,311	^	4.500%, due 12/15/40	920,164	0.0
22,615,886		4.500%, due 04/15/41	25,849,573	0.6
6,402,224	^	4.500%, due 08/15/42	1,045,587	0.0
2,913,457	^	5.000%, due 02/15/40	557,000	0.0
3,788,434	^	5.000%, due 12/15/43	717,776	0.0
741,977	^	5.142%, due 03/15/33	813,301	0.0
2,708,170	^	5.500%, due 12/15/18	116,804	0.0
19,858,413	^	5.620%, due 08/15/43	4,348,029	0.1
3,535,921	^	5.670%, due 05/15/36	314,988	0.0
5,126,356	^	5.720%, due 07/15/40	734,137	0.0
25,385,491	^	5.720%, due 01/15/41	3,895,873	0.1
11,924,043	^	5.770%, due 09/15/44	2,318,535	0.1
36,075,201	^	5.820%, due 03/15/44	5,620,592	0.1
23,649,447	^	5.820%, due 03/15/44	3,730,875	0.1
15,028,646	^	5.870%, due 07/15/39	2,159,666	0.1
15,799,311	^	5.870%, due 10/15/39	2,515,854	0.1
872,560	^	6.000%, due 04/15/33	226,071	0.0
3,207,710	^	6.155%, due 06/15/36	498,113	0.0

See Accompanying Notes to Financial Statements
92

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal Home Loan Mortgage Corporation (continued)
11,749,258	^	6.220%, due 05/15/41	$2,404,320	0.1
27,634,617	^	6.220%, due 11/15/41	6,203,156	0.1
3,918,704	^	6.270%, due 09/15/33	704,567	0.0
9,104,244	^	6.270%, due 03/15/35	1,188,868	0.0
5,651,805	^	6.270%, due 12/15/39	632,105	0.0
15,185,331	^	6.270%, due 01/15/40	2,263,134	0.1
21,058,127	^	6.270%, due 09/15/42	4,568,371	0.1
13,825,730	^	6.370%, due 11/15/25	1,773,533	0.0
12,019,335	^	6.370%, due 04/15/40	2,002,057	0.0
12,982,814	^	6.400%, due 10/15/35	2,462,270	0.1
2,705,319	^	23.355%, due 01/15/36	1,448,821	0.0
193,221,860		0.681%-18.869%, due 10/01/17-09/01/45	205,760,340	4.3
			627,663,509	13.2
		Federal National Mortgage Association: 12.4%##
19,103,000	W	2.500%, due 01/15/28	19,255,504	0.4
8,777,995	^	3.000%, due 10/25/32	976,323	0.0
12,492,000	W	3.000%, due 09/25/42	12,493,089	0.3
21,546,926		3.000%, due 07/01/43	21,598,580	0.5
16,237,925		3.000%, due 04/01/45	16,265,634	0.3
19,058,000	W	3.500%, due 06/25/42	19,664,070	0.4
718,427	^	3.500%, due 08/25/43	133,345	0.0
719,780	^	4.000%, due 11/01/18	28,347	0.0
20,540,037		4.000%, due 12/01/39	21,752,026	0.5
28,863,000	W	4.000%, due 08/25/40	30,544,271	0.6
7,533,521	^	4.000%, due 09/25/41	1,003,206	0.0
1,040,544	^	4.000%, due 08/25/43	205,141	0.0
24,388,210		4.000%, due 07/01/45	25,872,045	0.6
1,838,849	^	5.000%, due 05/25/18	67,059	0.0
23,145,468	^	5.000%, due 01/25/41	2,983,252	0.1
8,208,625	^	5.000%, due 04/25/42	1,654,406	0.0
9,745,927		5.500%, due 06/01/38	10,890,919	0.2
7,759,286	^	5.500%, due 11/25/40	1,630,752	0.0
25,583,179	^	5.648%, due 11/25/40	3,503,586	0.1
23,700,744	^	5.678%, due 10/25/42	4,736,757	0.1
29,651,527	^	5.678%, due 12/25/42	5,755,341	0.1
618,899	^	5.728%, due 03/25/42	99,249	0.0
15,508,198	^	5.728%, due 11/25/42	3,489,737	0.1
14,501,205	^	5.728%, due 02/25/43	3,461,031	0.1
18,851,417	^	5.778%, due 06/25/33	3,924,075	0.1
10,693,436	^	5.998%, due 06/25/40	1,821,578	0.0
1,585,959	^	6.000%, due 08/25/33	404,416	0.0
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association (continued)
5,326,556	^	6.028%, due 02/25/42	$813,465	0.0
4,731,030	^	6.178%, due 09/25/40	928,465	0.0
6,397,429	^	6.178%, due 10/25/40	1,138,131	0.0
12,478,061	^	6.198%, due 06/25/40	1,995,112	0.0
11,845,660	^	6.258%, due 10/25/35	2,156,313	0.1
1,750,205	^	6.278%, due 08/25/26	236,793	0.0
6,483,137	^	6.318%, due 01/25/37	1,357,330	0.0
15,357,129	^	6.328%, due 10/25/35	2,719,331	0.1
338,870,646		0.397%-31.342%, due 06/01/16-11/01/45	365,007,702	7.7
			590,566,381	12.4
		Government National Mortgage Association: 7.0%
44,720,000	W	3.000%, due 01/15/43	45,329,669	1.0
139,737,000	W	3.500%, due 11/20/41	145,337,400	3.1
10,167,023	^	4.000%, due 08/16/26	1,215,200	0.0
9,939,455		4.000%, due 10/20/45	10,575,365	0.2
5,392,942	^	4.500%, due 12/20/37	300,210	0.0
3,869,963	^	4.500%, due 05/20/40	487,888	0.0
2,804,770	^	5.000%, due 11/20/39	450,121	0.0
10,472,849	^	5.000%, due 01/20/40	2,646,102	0.1
6,756,118	^	5.000%, due 03/20/40	1,101,501	0.0
3,373,463	^	5.000%, due 10/20/40	470,159	0.0
9,927,315	^	5.198%, due 06/20/44	1,905,374	0.0
21,983,149	^	5.256%, due 04/16/44	3,369,713	0.1
6,451,429	^	5.448%, due 06/20/40	993,551	0.0
28,878,512	^	5.500%, due 11/20/43	6,076,019	0.1
27,501,313	^	5.500%, due 12/16/43	5,617,572	0.1
23,833,083	^	5.648%, due 07/20/39	3,771,955	0.1
28,321,556	^	5.756%, due 05/16/40	4,061,895	0.1
23,704,568	^	5.798%, due 05/20/37	4,014,769	0.1
4,191,208	^	5.798%, due 06/20/38	388,763	0.0
8,382,283	^	5.798%, due 04/20/39	1,432,492	0.0
28,517,830	^	5.856%, due 12/16/39	4,175,766	0.1
29,431,942	^	5.856%, due 04/16/44	4,689,115	0.1
4,769,989	^	5.898%, due 05/20/39	467,391	0.0
3,963,407	^	5.998%, due 04/20/38	653,569	0.0
26,263,798	^	6.000%, due 05/16/44	7,091,225	0.2
3,069,042	^	6.156%, due 05/16/38	553,839	0.0
8,907,619	^	6.156%, due 01/16/39	1,457,568	0.0
12,903,442	^	6.218%, due 08/20/40	2,740,113	0.1
12,302,664	^	6.268%, due 06/20/41	2,317,304	0.0
5,456,266	^	6.306%, due 09/16/40	1,013,434	0.0

See Accompanying Notes to Financial Statements
93

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association (continued)
2,320,438	^	6.426%, due 02/16/35	$420,148	0.0
3,683,395	^	6.598%, due 04/20/36	254,431	0.0
64,429,806		0.745%-24.037%, due 03/16/32-10/20/60	69,940,376	1.5
			335,319,997	7.0
		Total U.S. Government Agency Obligations (Cost $1,532,447,023)	1,553,549,887	32.6
ASSET-BACKED SECURITIES: 8.1%
		Automobile Asset-Backed Securities: 1.4%
2,680,000		AmeriCredit Automobile Receivables Trust 2012-5, 2.350%, 12/10/18	2,693,214	0.1
4,855,000		AmeriCredit Automobile Receivables Trust 2013-1, 2.090%, 02/08/19	4,855,414	0.1
4,270,000		AmeriCredit Automobile Receivables Trust 2013-4, 3.310%, 10/08/19	4,341,909	0.1
5,470,000		AmeriCredit Automobile Receivables Trust 2013-5, 2.860%, 12/08/19	5,505,312	0.1
2,570,000	#	MMCA Automobile Trust, 1.920%, 12/16/19	2,559,600	0.1
2,360,000	#	MMCA Automobile Trust, 2.260%, 10/15/20	2,343,587	0.0
3,135,000		Santander Drive Auto Receivables Trust 2013-2, 2.570%, 03/15/19	3,156,362	0.1
2,775,000		Santander Drive Auto Receivables Trust 2013-4, 3.920%, 01/15/20	2,839,946	0.0
10,500,000	#	Santander Drive Auto Receivables Trust 2013-A, 3.780%, 10/15/19	10,688,138	0.2
7,030,000	#	Santander Drive Auto Receivables Trust 2013-A, 4.710%, 01/15/21	7,192,550	0.2
6,130,000		Santander Drive Auto Receivables Trust 2014-3, 2.650%, 08/17/20	6,103,321	0.1
1,850,000	#	SunTrust Auto Receivables Trust 2015-1 B, 2.200%, 02/15/21	1,850,336	0.0
14,020,000		Other Securities	13,945,128	0.3
			68,074,817	1.4
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Home Equity Asset-Backed Securities: 0.3%
2,400,000		Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2, 1.337%, 03/25/35	$2,086,870	0.0
13,785,395		Other Securities	12,730,872	0.3
			14,817,742	0.3
		Other Asset-Backed Securities: 6.4%
3,000,000	#	1776 CLO Ltd. 2006-1A D, 2.094%, 05/08/20	2,674,446	0.1
2,300,000	#	American Homes 4 Rent 2015-SFR1 E, 5.639%, 04/17/45	2,239,588	0.1
2,590,613	#,^	American Homes 4 Rent 2015-SFR1 XS, 04/17/52	—	—
2,000,000	#	American Homes 4 Rent 2015-SFR2 Trust Class C, 4.691%, 10/17/15	1,960,144	0.0
2,200,000	#	American Homes 4 Rent 2015-SFR2 Trust Class D, 5.036%, 10/17/25	2,182,358	0.0
12,785,000	#,^	American Homes 4 Rent 2015-SFR2 Trust Class XS, 10/17/45	—	—
2,500,000	#	Apidos Cinco CDO Ltd., 2.559%, 05/14/20	2,476,160	0.1
3,500,000	#	ARES XII CLO Ltd., 1.571%, 10/11/21	3,327,688	0.1
3,150,000	#	ARES XII CLO Ltd., 2.393%, 11/25/20	3,092,868	0.1
1,500,000	#	ARES XII CLO Ltd., 3.643%, 11/25/20	1,499,760	0.0
6,750,000	#	Atrium V, 1.060%, 07/20/20	6,531,800	0.2
1,750,000	#	Atrium V, 4.070%, 07/20/20	1,692,192	0.0
1,719,451	#	AVANT Loans Funding Trust 2015-A A, 4.000%, 08/16/21	1,708,790	0.0
243,927	#	Black Diamond CLO 2005-1A C, 1.340%, 06/20/17	243,230	0.0
10,000,000	#	Bluemountain CLO III Ltd. 2007-3A C, 1.216%, 03/17/21	9,641,810	0.2
9,264,042	#	Callidus Debt Partners CLO Fund VI Ltd. 6A A1T, 0.576%, 10/23/21	9,073,526	0.2
1,750,000	#	Callidus Debt Partners CLO Fund VI Ltd., 3.316%, 10/23/21	1,694,429	0.0

See Accompanying Notes to Financial Statements
94

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
3,000,000	#	Canaras Summit CLO Ltd., 1.050%, 06/19/21	$2,902,521	0.1
7,000,000	#	Canaras Summit CLO Ltd., 1.370%, 06/19/21	6,679,505	0.1
4,250,000	#	Carlyle High Yield Partners IX Ltd., 0.902%, 08/01/21	4,059,107	0.1
10,400,000	#	CIFC Funding 2006-II Ltd., 2.014%, 03/01/21	10,197,366	0.2
5,344,486	#	CIFC Funding 2006-II Ltd., 4.414%, 03/01/21	5,231,082	0.1
4,200,000	#	CIFC Funding Ltd, 1.512%, 08/14/24	4,195,191	0.1
3,000,000	#	Clydesdale CLO 2006 Ltd, 1.042%, 12/19/18	2,897,412	0.1
8,450,000	#	ColumbusNova CLO IV Ltd. 2007-2A C, 2.571%, 10/15/21	8,334,497	0.2
6,500,000	#	Cornerstone CLO Ltd., 2.721%, 07/15/21	6,280,618	0.1
1,423,451	#	Denali Capital CLO VI Ltd., 2.017%, 04/21/20	1,421,231	0.0
4,367,393	#	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	4,374,484	0.1
4,900,000	#	DRB Prime Student Loan Trust 2015-D, 3.200%, 01/25/40	4,765,827	0.1
1,000,000	#	Flagship CLO V, 0.920%, 09/20/19	975,403	0.0
1,500,000	#	Flagship CLO V, 1.270%, 09/20/19	1,451,377	0.1
1,500,000	#	Flagship CLO V, 2.120%, 09/20/19	1,442,118	0.0
1,500,000	#	Fraser Sullivan CLO II Ltd. 2006-2A E, 4.070%, 12/20/20	1,471,114	0.0
2,265,740	#	Fraser Sullivan CLO II Ltd., 0.970%, 12/20/20	2,253,920	0.1
6,500,000	#	Fraser Sullivan CLO II Ltd., 1.290%, 12/20/20	6,395,070	0.1
3,250,000	#	Fraser Sullivan CLO II Ltd., 2.070%, 12/20/20	3,163,365	0.1
1,600,000	#	Gale Force 3 CLO Ltd. 2007-3A D, 1.715%, 04/19/21	1,509,717	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
2,875,000	#	GoldenTree Loan Opportunities III Ltd., 1.579%, 05/01/22	$2,761,935	0.0
4,125,000	#	GoldenTree Loan Opportunities V Ltd., 3.565%, 10/18/21	4,095,279	0.1
2,150,000	#	GSC Group CDO Fund VIII Ltd, 1.065%, 04/17/21	2,134,552	0.0
5,000,000	#	Gulf Stream - Compass CLO 2007-1A B Ltd., 1.223%, 10/28/19	4,938,305	0.1
5,050,000	#	Gulf Stream - Compass CLO 2007-1A D Ltd., 3.773%, 10/28/19	5,051,197	0.1
3,825,000	#	Gulf Stream - Compass CLO, 2.323%, 10/28/19	3,824,227	0.1
1,900,000	#	Gulf Stream-Rashinban CLO 2006-1A C Ltd., 1.087%, 11/26/20	1,858,783	0.0
6,811,059	#	HERO Funding Trust 2015-2 A, 3.990%, 09/20/40	6,742,948	0.1
6,821,406	#	HERO Funding Trust 2015-3, 4.280%, 09/20/41	6,843,787	0.2
1,579,465	#	Hillmark Funding, 0.628%, 05/21/21	1,550,310	0.0
2,900,000	#	Invitation Homes Trust 2014-SFR2 E, 3.501%, 06/17/32	2,787,814	0.1
2,000,000	#	Jersey Street CLO Ltd., 1.867%, 10/20/18	1,960,122	0.0
4,250,000	#	Kingsland III Ltd., 1.032%, 08/24/21	4,054,479	0.1
4,100,000	#	KKR Financial CLO 2007-1 Ltd., 2.612%, 05/15/21	4,074,625	0.1
1,750,000	#	Landmark IX CDO Ltd., 1.771%, 04/15/21	1,660,530	0.0
5,500,000	#	Madison Park Funding II Ltd. 2006-2A D, 5.353%, 03/25/20	5,449,087	0.1
2,500,000	#	Madison Park Funding II Ltd., 5.793%, 03/25/20	2,588,163	0.1
1,500,000	#	Madison Park Funding III Ltd. 2006-3A D, 3.770%, 10/25/20	1,470,769	0.0
1,000,000	#	Madison Park Funding Ltd., 2.403%, 03/25/20	973,701	0.0
4,000,000	#	Madison Park Funding Ltd., 5.570%, 07/26/21	3,971,828	0.1

See Accompanying Notes to Financial Statements
95

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
4,850,830	#	Marketplace Loan Trust Series 2015-AV1 A, 4.000%, 09/15/21	$4,812,193	0.1
2,900,000	#	Momentum Capital Fund Ltd., 1.715%, 09/18/21	2,850,703	0.1
7,170,000	#	MSIM Peconic Bay Ltd., 2.317%, 07/20/19	7,074,359	0.1
12,750,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.320%, 03/25/20	12,353,794	0.3
4,650,000	#	Muir Grove CLO Ltd., 3.320%, 03/25/20	4,631,874	0.1
2,500,000	#	Ocean Trails CLO I, 1.071%, 10/12/20	2,381,263	0.1
8,200,000	#	Progress Residential 2015-SFR2 Trust E, 4.427%, 06/12/32	7,760,219	0.2
4,580,000	#	Purchasing Power Funding 2015-A A2, 4.750%, 12/25/49	4,561,098	0.1
1,500,000	#	Regatta Funding Ltd. 2007-1A B2L, 3.812%, 06/15/20	1,478,774	0.0
1,750,000	#	Sierra CLO II Ltd., 1.720%, 01/22/21	1,688,313	0.0
676,490	#	SoFi Professional Loan Program 2015-C LLC A2, 2.510%, 08/25/33	663,583	0.0
2,874,527	#	SpringCastle America Funding LLC, 2.700%, 05/25/23	2,869,158	0.1
4,630,000	#	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	4,600,211	0.1
2,500,000	#	St James River CLO Ltd. 2007-1A D, 2.792%, 06/11/21	2,428,760	0.1
4,000,000	#	Telos CLO 2006-1A D Ltd., 2.021%, 10/11/21	3,910,340	0.1
1,400,000	#	Telos CLO 2006-1A E Ltd., 4.571%, 10/11/21	1,398,022	0.0
2,010,000	#	Trade MAPS 1 Ltd., 2.543%, 12/10/18	1,996,935	0.0
39,137,367		Other Securities	36,879,946	0.8
			303,171,700	6.4
		Total Asset-Backed Securities (Cost $387,103,429)	386,064,259	8.1

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 12.7%
	Affiliated Investment Companies: 12.7%
8,151,813	Voya Emerging Markets Corporate Debt Fund - Class P	$75,893,382	1.6
12,657,839	Voya Emerging Markets Hard Currency Debt Fund - Class P	114,426,869	2.4
8,165,367	Voya Emerging Markets Local Currency Debt Fund - Class P	56,096,074	1.2
2,203,045	Voya Floating Rate Fund - Class P	21,237,355	0.4
12,852,264	Voya High Yield Bond Fund - Class P	96,391,981	2.0
11,701,855	Voya Investment Grade Credit Fund - Class P	121,933,330	2.6
11,736,089	Voya Securitized Credit Fund - Class P	117,360,889	2.5
	Total Mutual Funds (Cost $654,858,746)	603,339,880	12.7
	Total Long-Term Investments (Cost $5,084,929,860)	5,032,138,022	105.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
	Commercial Paper: 1.0%
10,000,000	Duke Energy Corp., 0.490%, 02/01/16	9,995,700	0.2
10,109,000	Hewlett Packard, 0.220%, 01/06/16	10,108,638	0.2
5,000,000	Hewlett Packard, 0.330%, 01/25/16	4,998,882	0.1
5,000,000	Hewlett Packard, 0.340%, 01/27/16	4,998,751	0.1
10,000,000	Thomson Reuters Corp., 0.500%, 02/29/16	9,991,833	0.2
5,000,000	United Healthcare Corp., 0.520%, 03/21/16	4,994,251	0.1
5,000,000	United Healthcare Group Inc., 0.510%, 03/15/16	4,994,750	0.1
		50,082,805	1.0

See Accompanying Notes to Financial Statements
96

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: 1.1%
9,632,689	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $9,633,016, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $9,825,343, due 06/09/16-05/20/45)	$9,632,689	0.2
12,055,816	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $12,056,305, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $12,296,935, due 03/31/ 21-02/15/44)	12,055,816	0.2
12,055,816	Mitsubishi UFJ Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $12,056,226, collateralized by various U.S. Government Agency Obligations, 1.994%-6.035%, Market Value plus accrued interest $12,296,932, due 04/01/24-04/20/65)	12,055,816	0.3
12,055,816	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $12,056,252, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10. 500%, Market Value plus accrued interest $12,296,932, due 01/15/16-10/20/65)	12,055,816	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
4,960,737	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $4,960,960, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $5,063,596, due 01/15/17- 02/15/42)	$4,960,737	0.1
		50,760,874	1.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
6,781,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $6,781,000)	6,781,000	0.1
	Total Short-Term Investments (Cost $107,604,549)	107,624,679	2.2
	Total Investments in Securities (Cost $5,192,534,409)	$5,139,762,701	107.8
	Liabilities in Excess of Other Assets	(372,795,452)	(7.8)
	Net Assets	$4,766,967,249	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

See Accompanying Notes to Financial Statements
97

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

cc
Represents securities purchased with cash collateral received for securities on loan.

W
Settlement is on a when-issued or delayed-delivery basis.

L
Loaned security, a portion or all of the security is on loan at December 31, 2015.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $5,194,454,567.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$58,180,295
Gross Unrealized Depreciation	(112,872,161)
Net Unrealized Depreciation	$(54,691,866)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Mutual Funds	$603,339,880	$—	$—	$603,339,880
Corporate Bonds/Notes	—	1,593,226,616	—	1,593,226,616
Collateralized Mortgage Obligations	—	576,751,456	—	576,751,456
Municipal Bonds	—	3,629,086	—	3,629,086
Short-Term Investments	6,781,000	100,843,679	—	107,624,679
Foreign Government Bonds	—	7,846,958	—	7,846,958
U.S. Treasury Obligations	—	307,729,880	—	307,729,880
Asset-Backed Securities	—	381,503,161	4,561,098	386,064,259
U.S. Government Agency Obligations	—	1,553,549,887	—	1,553,549,887
Total Investments, at fair value	$610,120,880	$4,525,080,723	$4,561,098	$5,139,762,701
Other Financial Instruments+
Centrally Cleared Swaps	—	4,252,086	—	4,252,086
Forward Foreign Currency Contracts	—	312,243	—	312,243
Futures	422,878	—	—	422,878
Total Assets	$610,543,758	$4,529,645,052	$4,561,098	$5,144,749,908
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(6,101,685)	$—	$(6,101,685)
Forward Foreign Currency Contracts	—	(310,821)	—	(310,821)
Futures	(1,171,606)	—	—	(1,171,606)
Total Liabilities	$(1,171,606)	$(6,412,506)	$—	$(7,584,112)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
98

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$67,321,662	$11,831,369	$—	$(3,259,649)	$75,893,382	$3,499,890	$—	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	127,656,962	19,677,803	(30,545,122)	(2,362,774)	114,426,869	6,167,267	(2,019,122)	—
Voya Emerging Markets Local Currency Debt Fund - Class P	55,850,342	8,800,000	—	(8,554,268)	56,096,074	—	—	—
Voya Floating Rate Fund - Class P	21,006,226	1,020,336	—	(789,206)	21,237,355	1,020,335	—	—
Voya High Yield Bond Fund - Class P	97,142,654	21,759,276	(16,029,606)	(6,480,343)	96,391,981	6,404,266	(1,029,606)	—
Voya Investment Grade Credit Fund - Class P	111,937,388	15,163,457	—	(5,167,515)	121,933,330	4,599,160	—	346,545
Voya Securitized Credit Fund - Class P	102,238,782	17,246,783	—	(2,124,676)	117,360,889	5,262,975	—	1,712,799
	$583,154,016	$95,499,023	$(46,574,728)	$(28,738,431)	$603,339,880	$26,953,893	$(3,048,728)	$2,059,344

At December 31, 2015, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Portfolio:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Singapore Dollar	1,301,141	Buy	01/29/16	$925,616	$916,830	$(8,786)
Morgan Stanley	EU Euro	2,431,423	Buy	01/29/16	2,681,775	2,644,039	(37,736)
Morgan Stanley	Czech Koruna	19,403,537	Buy	03/11/16	793,607	781,883	(11,724)
							$(58,246)
Barclays Bank PLC	Romanian New Leu	2,063,414	Sell	03/11/16	$502,554	$496,278	$6,276
Barclays Bank PLC	Turkish Lira	11,701,978	Sell	03/11/16	3,858,663	3,936,550	(77,887)
Barclays Bank PLC	Brazilian Real	10,946,559	Sell	03/11/16	2,744,186	2,706,905	37,281
Barclays Bank PLC	Malaysian Ringgit	20,214,909	Sell	01/29/16	4,690,234	4,687,805	2,429
Citigroup, Inc.	Colombian Peso	6,651,495,118	Sell	03/11/16	1,984,484	2,079,649	(95,165)
Citigroup, Inc.	Thai Baht	142,019,697	Sell	01/29/16	3,961,376	3,943,942	17,434
Deutsche Bank AG	Mexican Peso	78,679,027	Sell	03/11/16	4,532,103	4,542,925	(10,822)
HSBC Bank PLC	Philippine Peso	30,666,070	Sell	01/29/16	650,988	651,765	(777)
JPMorgan Chase & Co.	Indonesian Rupiah	50,194,746,125	Sell	01/29/16	3,567,501	3,599,515	(32,014)
JPMorgan Chase & Co.	Russian Ruble	225,086,922	Sell	03/11/16	3,114,140	3,027,109	87,031
Morgan Stanley	Hungarian Forint	884,306,740	Sell	03/11/16	3,070,504	3,043,807	26,697
Morgan Stanley	Polish Zloty	13,782,743	Sell	03/11/16	3,474,110	3,508,933	(34,823)
Morgan Stanley	South African Rand	56,586,342	Sell	03/11/16	3,729,055	3,613,088	115,967
Morgan Stanley	Chilean Peso	200,391,584	Sell	03/11/16	279,525	280,612	(1,087)
Morgan Stanley	Peruvian Nuevo Sol	6,689,361	Sell	03/11/16	1,956,526	1,937,398	19,128
							$59,668

At December 31, 2015, the following futures contracts were outstanding for Voya Intermediate Bond Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	2,601	03/21/16	$327,482,156	$(1,069,146)
U.S. Treasury 2-Year Note	552	03/31/16	119,913,378	(35,826)
U.S. Treasury 5-Year Note	1,612	03/31/16	190,732,340	(66,634)
U.S. Treasury Ultra Long Bond	799	03/21/16	126,791,312	417,684
			$764,919,186	$(753,922)
Short Contracts
U.S. Treasury Long Bond	(686)	03/21/16	(105,472,500)	5,194
			$(105,472,500)	$5,194

See Accompanying Notes to Financial Statements
99

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

At December 31, 2015, the following centrally cleared credit default swaps were outstanding for Voya Intermediate Bond Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Clearinghouse	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment Grade Index Series 25, Version 1	Sell	1.000	Intercontinental Exchange	12/20/20	USD241,170,000	$1,317,512	$(665,712)
						$1,317,512	$(665,712)

(1)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2015, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Portfolio:
	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.372% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/30	USD 50,908,000	$(485,304)	$(485,304)
Receive a fixed rate equal to 2.510% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/35	USD 29,003,000	(258,125)	(258,125)
Receive a fixed rate equal to 2.593% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/40	USD 40,443,000	(254,488)	(254,488)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.619%	Chicago Mercantile Exchange	10/13/45	USD 35,916,000	332,994	332,994
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD 444,148,000	(1,822,025)	(1,822,025)
Receive a fixed rate equal to 1.459% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/20	USD 225,664,000	(2,616,031)	(2,616,031)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.603%	Chicago Mercantile Exchange	11/05/20	USD 497,453,000	2,676,303	2,676,303
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.780%	Chicago Mercantile Exchange	10/13/22	USD 112,415,000	1,242,789	1,242,789
				$(1,183,887)	$(1,183,887)

See Accompanying Notes to Financial Statements
100

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$312,243
Interest rate contracts	Net Assets — Unrealized appreciation*	422,878
Interest rate contracts	Net Assets — Unrealized appreciation**	4,252,086
Total Asset Derivatives		$4,987,207
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$310,821
Interest rate contracts	Net Assets — Unrealized depreciation*	1,171,606
Credit contracts	Net Assets — Unrealized depreciation**	665,712
Interest rate contracts	Net Assets — Unrealized depreciation**	5,435,973
Total Liability Derivatives		$7,584,112

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(1,611,459)	$—	$(1,611,459)
Foreign exchange contracts	—	(591,885)	—	—	—	(591,885)
Interest rate contracts	(11,608,465)	—	(12,551,943)	(822,021)	8,610,846	(16,371,583)
Total	$(11,608,465)	$(591,885)	$(12,551,943)	$(2,433,480)	$8,610,846	$(18,574,927)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(3,104,183)	$(3,104,183)
Foreign exchange contracts	—	279,544	—	—	279,544
Interest rate contracts	4,856,184	—	(3,691,479)	4,605,385	5,770,090
Total	$4,856,184	$279,544	$(3,691,479)	$1,501,202	$2,945,451

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements
101

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2015 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2015:
	Barclays Bank PLC	Citigroup, Inc.	Deutsche Bank AG	HSBC Bank PLC	JPMorgan Chase & Co.	Morgan Stanley	Totals
Assets:
Forward foreign currency contracts	$45,986	$17,434	$—	$—	$87,031	$161,792	$312,243
Total Assets	$45,986	$17,434	$—	$—	$87,031	$161,792	$312,243
Liabilities:
Forward foreign currency contracts	$77,887	$95,165	$19,608	$777	$32,014	$85,370	$310,821
Total Liabilities	$77,887	$95,165	$19,608	$777	$32,014	$85,370	$310,821
Net OTC derivative instruments by counterparty, at fair value	$(31,901)	$(77,731)	$(19,608)	$(777)	$55,017	$76,422	1,422
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(31,901)	$(77,731)	$(19,608)	$(777)	$55,017	$76,422	$1,422

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements
102

PORTFOLIO OF INVESTMENTS
Voya Money Market Portfolio	as of December 31, 2015

Principal Amount†			Value	Percentage of Net Assets
Asset Backed Commercial Paper: 22.0%
2,550,000		Barton Capital LLC, 0.213%, due 01/05/16	$2,549,940	0.5
3,850,000		Barton Capital LLC, 0.254%, due 01/04/16	3,849,920	0.7
5,200,000	#	Barton Capital LLC, 0.263%, due 05/06/16	5,200,000	1.0
11,900,000	#	Barton Capital LLC, 0.265%, due 02/16/16	11,900,000	2.2
23,250,000		Concord Minutement Capital Co., 0.305%, due 01/04/16	23,249,419	4.3
23,450,000		Crown Point Capital Co., 0.305%, due 01/04/16	23,449,414	4.3
500,000		Jupiter Securitization Company LLC, 0.407%, due 02/18/16	499,733	0.1
8,690,000		Jupiter Securitization Company LLC, 0.427%, due 01/04/16	8,689,702	1.6
2,250,000		Old Line Funding LLC, 0.376%, due 02/25/16	2,248,728	0.4
7,700,000#		Old Line Funding LLC, 0.537%, due 01/06/16	7,700,000	1.4
13,450,000#		Old Line Funding LLC, 0.550%, due 02/16/16	13,450,000	2.5
250,000		Thunder Bay Funding LLC, 0.459%, due 03/07/16	249,817	0.1
15,750,000	#	Thunder Bay Funding LLC, 0.517%, due 01/14/16	15,750,000	2.9
		Total Asset Backed Commercial Paper (Cost $118,786,673)	118,786,673	22.0
Certificates of Deposit: 20.0%
8,800,000		Bank of Tokyo-Mitsubishi UFJ NY, 0.250%, due 01/04/16	8,800,000	1.6
14,750,000		Bank of Tokyo-Mitsubishi UFJ NY, 0.250%, due 01/05/16	14,750,000	2.7
15,000,000		Mizuho Bank Ltd./NY, 0.270%, due 01/11/16	15,000,000	2.8
7,500,000		Mizuho Bank Ltd./NY, 0.300%, due 02/03/16	7,499,656	1.4
1,300,000		Mizuho Bank Ltd./NY, 0.330%, due 01/04/16	1,300,008	0.2
21,950,000		Norinchukin Bank NY, 0.460%, due 03/01/16	21,950,000	4.1
Principal Amount†			Value	Percentage of Net Assets
Certificates of Deposit: (continued)
13,500,000		Royal Bank of Canada NY, 0.421%, due 01/04/16	$13,500,000	2.5
11,300,000		Societe Generale NY, 0.350%, due 01/05/16	11,300,144	2.1
14,100,000		Westpac Banking Corp./NY, 0.330%, due 01/05/16	14,099,952	2.6
		Total Certificates of Deposit (Cost $108,199,760)	108,199,760	20.0
Financial Company Commercial Paper: 7.7%
14,500,000		Australia & New Zealand Banking Group, 0.455%, due 09/19/16	14,500,000	2.7
750,000		Skandinaviska Enskilda Banken AB, 0.447%, due 02/12/16	749,615	0.1
1,250,000		Societe Generale, 0.345%, due 01/13/16	1,249,858	0.2
23,550,000		Sumitomo Mitsui Trust NY, 0.249%, due 01/05/16	23,549,359	4.4
1,500,000		UBS Finance Delaware LLC, 0.305%, due 01/04/16	1,499,963	0.3
		Total Financial Company Commercial Paper (Cost $41,548,795)	41,548,795	7.7
Government Agency Debt: 5.8%
675,000	Z	Fannie Mae Discount Notes, 0.284%, due 02/26/16	674,722	0.1
900,000	Z	Fannie Mae Discount Notes, 0.406%, due 02/02/16	899,840	0.2
15,000,000	Z	Fannie Mae Discount Notes, 0.562%, due 06/29/16	14,958,750	2.7
15,000,000	Z	Federal Home Loan Bank Discount Notes, 0.335%, due 02/26/16	14,992,712	2.8
		Total Government Agency Debt (Cost $31,526,024)	31,526,024	5.8
Investment Companies: 9.2%
25,000,000		BlackRock Liquidity Funds, TempCash, Institutional, 0.272%, due 01/04/16	25,000,000	4.6
24,981,000		BlackRock Liquidity Funds, TempFund, Institutional, 0.284%, due 01/04/16	24,981,000	4.6
		Total Investment Companies (Cost $49,981,000)	49,981,000	9.2

See Accompanying Notes to Financial Statements
103

PORTFOLIO OF INVESTMENTS
Voya Money Market Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
Other Commercial Paper: 7.4%
7,750,000	Cargill Global Fund PLC, 0.345%, due 01/11/16	$7,749,268	1.4
8,000,000	Exxon Mobil Corp., 0.278%, due 01/06/16	7,999,711	1.5
9,000,000	Exxon Mobil Corp., 0.376%, due 01/11/16	8,999,075	1.6
15,500,000	KFW, 0.274%, due 01/14/16	15,498,489	2.9
	Total Other Commercial Paper (Cost $40,246,543)	40,246,543	7.4
Other Note: 10.4%
4,750,000	General Electric Capital Corp., 0.474%, due 01/08/16	4,750,164	0.9
11,600,000	JPMorgan Chase Bank NA, 0.480%, due 09/22/16	11,600,114	2.1
12,000,000#	Svenska Handelsbanken AB, 0.484%, due 09/02/16	12,000,000	2.2
2,850,000	Svenska Handelsbanken AB, 0.795%, due 03/21/16	2,852,289	0.5
8,500,000	Toyota Motor Credit Corp., 0.302%, due 06/13/16	8,500,000	1.6
16,750,000	Wells Fargo Bank NA, 0.499%, due 09/21/16	16,750,000	3.1
	Total Other Note (Cost $56,452,567)	56,452,567	10.4

Principal Amount†		Value	Percentage of Net Assets
Treasury Debt: 21.8%
22,587,000	United States Treasury Bill, 0.046%, due 01/14/16	$22,586,633	4.2
3,000,000	United States Treasury Bill, 0.239%, due 03/31/16	2,998,237	0.6
92,303,000	United States Treasury Bill, 0.281%, due 03/24/16	92,244,420	17.0
	Total Treasury Debt (Cost $117,829,290)	117,829,290	21.8
	Total Investments in Securities (Cost $564,570,652)	$564,570,652	104.3
	Liabilities in Excess of Other Assets	(23,353,730)	(4.3)
	Net Assets	$541,216,922	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Z
Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is the same as for financial statement purposes.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	—
Net Unrealized Depreciation	$—

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Government Agency Debt	$—	$31,526,024	$—	$31,526,024
Other Commercial Paper	—	40,246,543	—	40,246,543
Treasury Debt	—	117,829,290	—	117,829,290
Other Note	—	56,452,567	—	56,452,567
Certificates of Deposit	—	108,199,760	—	108,199,760
Financial Company Commercial Paper	—	41,548,795	—	41,548,795
Investment Companies	49,981,000	—	—	49,981,000
Asset Backed Commercial Paper	—	118,786,673	—	118,786,673
Total Investments, at fair value	$49,981,000	$514,589,652	$—	$564,570,652

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
104

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.1%
		Consumer Discretionary: 12.9%
101,225		Cheesecake Factory	$4,667,484	0.8
54,675	@	Helen of Troy Ltd.	5,153,119	0.8
69,575		Jack in the Box, Inc.	5,337,098	0.9
81,225	@	Marriott Vacations Worldwide Corp.	4,625,764	0.8
72,650		Monro Muffler Brake, Inc.	4,810,883	0.8
101,440	@	Papa John’s International, Inc.	5,667,453	0.9
42,070	@	Vail Resorts, Inc.	5,384,539	0.9
1,879,286		Other Securities	42,187,240	7.0
			77,833,580	12.9
		Consumer Staples: 2.6%
120,100	@	Pinnacle Foods, Inc.	5,099,446	0.9
308,005		Other Securities	10,477,973	1.7
			15,577,419	2.6
		Energy: 1.9%
1,079,685		Other Securities(a)	11,834,798	1.9
		Financials: 26.2%
265,600	@	Colony Capital, Inc.	5,173,888	0.9
137,387		DCT Industrial Trust, Inc.	5,134,152	0.8
140,804		First American Financial Corp.	5,054,864	0.8
183,358	@	Great Western Bancorp, Inc.	5,321,049	0.9
112,450		Highwoods Properties, Inc.	4,902,820	0.8
465,350		Investors Bancorp, Inc.	5,788,954	1.0
197,500		Kennedy-Wilson Holdings, Inc.	4,755,800	0.8
178,150		MB Financial, Inc.	5,766,715	1.0
132,775		PrivateBancorp, Inc.	5,446,431	0.9
365,475	@	Radian Group, Inc.	4,893,710	0.8
231,050		Starwood Property Trust, Inc.	4,750,388	0.8
317,725		Sterling Bancorp/DE	5,153,500	0.8
253,985	@	Talmer Bancorp, Inc.	4,599,668	0.8
162,825	@	Webster Financial Corp.	6,055,462	1.0
2,494,022		Other Securities	85,235,272	14.1
			158,032,673	26.2
		Health Care: 12.8%
59,924		Charles River Laboratories International, Inc.	4,817,290	0.8
93,900		Greatbatch, Inc.	4,929,750	0.8
193,644		Healthsouth Corp.	6,740,748	1.1
102,650		Hill-Rom Holdings, Inc.	4,933,359	0.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
80,630		STERIS PLC	$6,074,664	1.0
65,100	@	WellCare Health Plans, Inc.	5,091,471	0.9
1,380,196		Other Securities(a)	44,943,861	7.4
			77,531,143	12.8
		Industrials: 15.5%
188,250	@	ABM Industries, Inc.	5,359,478	0.9
204,825	@	Actuant Corp.	4,907,607	0.8
111,516	@	Atlas Air Worldwide Holdings, Inc.	4,610,071	0.8
140,200		Barnes Group, Inc.	4,961,678	0.8
132,100		Clarcor, Inc.	6,562,728	1.1
106,075		On Assignment, Inc.	4,768,071	0.8
64,075		Orbital ATK, Inc.	5,724,461	0.9
179,350		Tetra Tech, Inc.	4,666,687	0.8
68,825		Toro Co.	5,029,043	0.8
106,000		Watts Water Technologies, Inc.	5,265,020	0.9
1,294,267		Other Securities	41,838,098	6.9
			93,692,942	15.5
		Information Technology: 17.5%
128,512	@	Blackhawk Network Holdings, Inc.	5,681,515	0.9
146,991	@	Cardtronics, Inc.	4,946,247	0.8
136,700	@	Commvault Systems, Inc.	5,379,145	0.9
142,906	@	Cornerstone OnDemand, Inc.	4,934,544	0.8
76,700	@	j2 Global, Inc.	6,313,944	1.1
59,225	@	Littelfuse, Inc.	6,337,667	1.1
191,794	@	Q2 Holdings, Inc.	5,057,608	0.8
165,200	@	QLIK Technologies, Inc.	5,230,232	0.9
57,400		WEX, Inc.	5,074,160	0.8
2,138,946		Other Securities(a)	56,802,057	9.4
			105,757,119	17.5
		Materials: 4.4%
337,600		Commercial Metals Co.	4,621,744	0.8
142,150		HB Fuller Co.	5,184,210	0.9
596,350		Other Securities	16,555,582	2.7
			26,361,536	4.4
		Utilities: 2.3%
324,500		Other Securities	14,038,989	2.3
		Total Common Stock (Cost $514,675,286)	580,660,199	96.1

See Accompanying Notes to Financial Statements
105

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.8%
95,275	iShares Russell 2000 ETF	$10,719,390	1.8
	Total Exchange-Traded Funds (Cost $11,206,820)	10,719,390	1.8
	Total Long-Term Investments (Cost $525,882,106)	591,379,589	97.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.7%
	Securities Lending Collateralcc: 1.8%
2,060,849	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $2,060,919, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $2,102,066, due 06/09/16-05/20/45)	2,060,849	0.4
2,579,092	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $2,579,188, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $2,630,674, due 01/15/16-04/01/51)	2,579,092	0.4
2,579,092	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $2,579,197, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $2,630,674, due 03/31/21-02/15/44)	2,579,092	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
2,579,092	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $2,579,185, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,630,674, due 01/15/16-10/20/65)	$2,579,092	0.4
1,061,133	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $1,061,181, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,083,135, due 01/15/17-02/15/42)	1,061,133	0.2
		10,859,258	1.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.9%
11,569,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $11,569,000)	11,569,000	1.9
	Total Short-Term Investments (Cost $22,428,258)	22,428,258	3.7
	Total Investments in Securities (Cost $548,310,364)	$613,807,847	101.6
	Liabilities in Excess of Other Assets	(9,726,100)	(1.6)
	Net Assets	$604,081,747	100.0

See Accompanying Notes to Financial Statements
106

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2015 (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $550,447,145.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$99,823,375
Gross Unrealized Depreciation	(36,462,673)
Net Unrealized Appreciation	$63,360,702

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$580,660,199	$—	$—	$580,660,199
Exchange-Traded Funds	10,719,390	—	—	10,719,390
Short-Term Investments	11,569,000	10,859,258	—	22,428,258
Total Investments, at fair value	$602,948,589	$10,859,258	$—	$613,807,847

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements
107

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2015 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Balanced Portfolio
Class I	NII	$0.2832
Class S	NII	$0.2421
Voya Global Value Advantage Portfolio
Class ADV	NII	$—
Class I	NII	$0.0559
Class S	NII	$0.0472
Class S2	NII	$0.0559
Class T	NII	$0.0559
Voya Growth and Income Portfolio
Class ADV	NII	$0.4710
Class I	NII	$0.6182
Class S	NII	$0.5354
Class S2	NII	$0.5283
All Classes	LTCG	$1.4815
Portfolio Name	Type	Per Share Amount
Voya Intermediate Bond Portfolio
Class ADV	NII	$0.4080
Class I	NII	$0.4566
Class S	NII	$0.4227
Class S2	NII	$0.4117
Voya Money Market Portfolio
Class I	NII	$0.0000*
Class S	NII	$—
All Classes	STCG	$0.0001
All Classes	LTCG	$0.0000*
Voya Small Company Portfolio
Class ADV	NII	$—
Class I	NII	$0.1162
Class R6(1)	NII	$—
Class S	NII	$0.0570
All Classes	STCG	$0.3160
All Classes	LTCG	$3.0404

NII - Net investment income
STCG - Short-term capital gain
LTCG - Long-term capital gain
*
Amount rounds to $0.0000.

(1)
Commenced operations on November 24, 2015.

Of the ordinary distributions made during the year ended December 31, 2015, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Balanced Portfolio	45.59%
Voya Global Value Advantage Portfolio	58.30%
Voya Growth and Income Portfolio	100.00%
Voya Intermediate Bond Portfolio	0.05%
Voya Small Company Portfolio	56.22%
For the year ended December 31, 2015, 100% of ordinary income dividends paid by Voya Growth and Income Portfolio are designated as qualified dividend income (QDI) subject to reduced income tax rates for individuals.
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Growth and Income Portfolio	$182,087,566
Voya Money Market Portfolio	$9,705
Voya Small Company Portfolio	$81,175,503
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
108

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company/Trust are managed under the direction of the Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee (“Independent Director/Trustee”). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about directors/trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Independent Directors/Trustees*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director/Trustee	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Director/Trustee	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director/Trustee	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (35 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director/Trustee	May 2013 – Present	Retired.	151	First Marblehead Corporation (September 2003– Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 65	Director/Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director/Trustee	December 2007 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director/Trustee	May 2013 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
109

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director/Trustee	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director/Trustee	May 2013 – Present	Consultant (May 2001 – Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director/Trustee	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director/Trustee	May 2013 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 – August 2011).	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Director/Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director/Trustee	December 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director/Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors /Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for the purposes of appointing a successor to the Independent Director/Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2016.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company/Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2015, Dr. Albert E. DePrince, Jr. retired as a Director/Trustee of the Board.

110

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	December 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Managing Director and Chief Operating Officer	April 2012 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investments, LLC and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	September 2012 – Present	Senior Vice President and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 – Present); and Senior Vice President – Fund Compliance, Voya Funds Services, LLC (June 2012 – Present). Formerly, Vice President – Platform Product Management & Project Management, Voya Investments, LLC (April 2007 – June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
111

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	March 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Investment Management – Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2013 – Present). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	September 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	September 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

112

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-CAPAPALL         (1215-022216)

Annual Report
December 31, 2015
Classes I and S
Domestic Equity Index Portfolios
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Voya Index Plus LargeCap Portfolio

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Voya Index Plus MidCap Portfolio

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Voya Index Plus SmallCap Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Fed action — global reaction
Dear Shareholder,
One of the most anticipated events of 2015 came to pass with only a few weeks left on the calendar. Following the mid-December gathering of its policy-making Federal Open Market Committee, the Federal Reserve Board (“Fed”) announced the first increase of the federal funds target rate in nearly a decade, hiking its key policy interest rate 0.25% to a range of 0.25% – 0.50%. In its announcement, the central bank cited considerable improvement in labor-market conditions and a reasonable confidence that inflation will approach its 2% objective over the medium term. The widely expected interest rate hike already had been priced into most asset classes and thus had minimal immediate impact on the direction of financial markets.
Worth noting is that the Fed’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. The disruptions that potentially may emerge from this divergence in central bank policies will demand close attention in the year ahead. Witness January stock market performance.
Though the Fed believes the U.S. economy is strong enough to bear a fed funds interest rate increase, many of the same risks and opportunities persist in the markets. The global economic backdrop and geopolitical stresses continue to induce uncertainty, which could lead to periods of intense volatility, in our view. How can investors keep their perspective in such times? Don’t let today’s uncertainties distract you from focusing on your long-term goals, and don’t risk compromising your goals for the sake of avoiding volatility now. Keep your portfolio well-diversified and thoroughly discuss any prospective changes with your investment advisor before you take action.
At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
January 12, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2015

In our semi-annual report, we described how equity market interest had recently moved from the U.S. to Europe with the advent of the European Central Bank’s (“ECB”) quantitative easing program. But from there, attention moved east and in August an unexpected announcement from China re-awakened other concerns, sending global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, on a roller-coaster ride. Having been up 4.14% for the half-year, the Index finally ended 2015 with a gain of 2.08%. (The Index returned -0.87% for the one year ended December 31, 2015, measured in U.S. dollars.)
U.S. economic data was mixed in what was still a rather pedestrian recovery. A disappointing October employment report was followed by a very strong one in November showing that 271,000 jobs had been created the previous month. Sluggish annual wage growth improved to 2.5%, which doesn’t sound like much, but it was the best since 2009. The unemployment rate fell to 5.0%. The December report was a little weaker. Gross domestic product (“GDP”), initially held back by another harsh winter, rebounded to 3.9% in the second quarter of 2015, before an inventory downturn pegged it back to 2.0% in the third. Industrial production was uneven, while retail sales were still showing no acceleration despite lower gasoline prices.
Superimposed on this was the prospect of rising U.S. interest rates. The Federal Open Market Committee (“FOMC”) had not increased the federal funds interest rate for nine years and many feared that it would feel pressed to act before the economy was really ready. But when on September 17 the FOMC left rates unchanged, citing weakness overseas, investors seemed unnerved at this new narrative rather than relieved. Perhaps sensing a credibility problem, the FOMC tried to re-set expectations, signaling in October the December increase of 0.25% that eventually took place, to a range of 0.25% – 0.50%.
Internationally, as noted, the ECB at last implemented a program of quantitative easing in March. Before long the economic data started to look a little less weak: the unemployment rate ticked down to 10.7% and GDP rose 1.6% year-over-year in the third quarter of 2015. Core inflation edged above 1.0% before slipping back. In December, ECB President Draghi’s much anticipated intensification of the program disappointed markets. Sentiment also suffered in mid-year when the integrity of the euro zone itself was threatened, as Greece wrangled over the terms of its bailout. Creditors stood firm and facing ejection, Greece finally accepted even stricter terms.
Annual GDP growth in China decelerated to 7.0% in the first and second quarters of 2015, the slowest in six years, then to 6.9% in the third. But to many commentators 7.0% was suspiciously close to government targets and perhaps overstated. They watched nervously as the Shanghai Stock Exchange Composite Index (“Shanghai Composite”) soared 64% in 2015 by June 12, fueled by retail savings and margin debt. The Shanghai Composite was already in retreat when on August 11, global commodities and equity markets were shaken as China announced a 2% devaluation of the yuan, suggesting that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. By August 26 the Shanghai Composite was down 43% from its peak. But gradually the feeling grew that concerns had been overdone. The Bank of China lowered interest rates, eased bank reserve requirements and by the end of December, with the yuan gradually depreciating, the Shanghai Composite had regained over a quarter of its losses.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 0.55% in 2015, while the Barclays U.S. Treasury Bond sub-index added 0.84%. Indices of riskier classes fared worse: the Barclays U.S. Corporate Investment Grade Bond sub-index lost 0.68%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) sagged 4.43%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index dipped 1.44% as inflationary expectations receded.
U.S. equities, represented by the S&P 500® Index including dividends, crept up 1.38% over the year, within which August represented the worst month since September 2011, while October was the strongest since October 2011. The consumer discretionary sector did best, rising 10.11%. The most challenged sector was understandably energy, slumping 21.12%. S&P 500® earnings per share, dragged down by the energy sector, recorded their first year-over-year decline since 2012 in the second quarter of 2015, despite continuing high levels of share buybacks, and declined again in the third. Shares of companies with smaller market capitalizations lagged: the Russell Midcap® Index fell 2.44% and the Russell 2000® Index fell 4.41%.
In currencies, “divergence” became the word on the experts’ lips to describe the prospect of the U.S. starting to raise interest rates just as the ECB ratcheted up its quantitative easing program. Unsurprisingly the dollar rose 11.47% against the euro over the year. It rose less, 5.75%, against the pound, as the UK is much closer to raising rates than the euro zone. The dollar’s gains against the yen had been made before the period started and it barely moved, rising just 0.40%.
International markets fell sharply after the events in August, with a partial recovery which was faltering by year-end. The MSCI Japan® Index held on to a gain of 9.93% for the year, amid renewed optimism about the yen-denominated profitability and better governance of Japanese corporations. The MSCI Europe ex UK® Index was cushioned by the introduction of quantitative easing, plus the declining euro that went with it and advanced 8.30%. The MSCI UK® Index, burdened by its large, losing holdings in the energy, materials and banking sectors, dropped 2.21%.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell Midcap® Index	An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	An unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600 Index	An unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
Shanghai Stock Exchange Composite Index	A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.
3

Voya Index Plus LargeCap Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Information Technology	20.5%
Financials	15.8%
Health Care	14.7%
Consumer Discretionary	13.7%
Industrials	10.1%
Consumer Staples	9.6%
Energy	6.2%
Utilities	3.1%
Materials	2.6%
Telecommunication Services	2.6%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Index Plus LargeCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P 500® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of 0.84% compared to the S&P 500® Index, which returned 1.38% for the same period.
Portfolio Specifics: For the reporting year, the Portfolio underperformed the S&P 500® Index due primarily to unfavorable sector allocation. On the sector level, stock selection within the financials and consumer discretionary sectors detracted the most value. The Portfolio’s allocation to cash, although within typical range, was also a drag on performance. By contrast, stock section was strongest within the industrials and energy sectors. On an individual stock level basis, detractors for the period include overweight positions in Navient Corp. and Kohl’s Corporation and an out-of-benchmark position in Royal Dutch Shell PLC. Among the key contributors for the period were overweight positions in Electronic Arts Inc., Valero Energy Corporation and not owning benchmark name Kinder Morgan Inc.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models (i.e. “quantamental”). Our proprietary quantitative model is designed to emphasize high quality, profitable companies that we believe are relatively undervalued, have growth potential and are favored by investors. The Portfolio also seeks to leverage Voya Fundamental Equity research to create higher conviction
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

Apple, Inc.	4.0%
Microsoft Corp.	2.7%
Amazon.com, Inc.	2.2%
Alphabet, Inc. - Class A	2.0%
JPMorgan Chase & Co.	2.0%
Wells Fargo & Co.	2.0%
Pfizer, Inc.	1.8%
Home Depot, Inc.	1.6%
Intel Corp.	1.6%
AT&T, Inc.	1.6%
Portfolio holdings are subject to change daily.
alpha that is uncorrelated to our quantitative models. This unique approach of combining fundamental equity research with in-house quantitative models seeks to provide diversified excess returns and disciplined, risk-controlled portfolios.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
4

Portfolio Managers’ Report	Voya Index Plus LargeCap Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year
Class I	0.84%	11.78%	6.35%
Class S	0.63%	11.50%	6.09%
S&P 500® Index	1.38%	12.57%	7.31%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus LargeCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

5

Voya Index Plus MidCap Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	26.2%
Information Technology	16.3%
Industrials	15.7%
Consumer Discretionary	13.5%
Health Care	9.6%
Materials	5.9%
Utilities	4.5%
Consumer Staples	4.2%
Energy	2.7%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Index Plus MidCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P MidCap 400 Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of  -1.79% compared to the S&P MidCap 400 Index, which returned -2.18% for the same period.
Portfolio Specifics:For the reporting year, the Portfolio outperformed the S&P MidCap 400 Index due to a combination of strong stock selection and favorable sector allocation. On the sector level, stock selection within the consumer discretionary, industrials, and consumer staples sectors contributed the most to relative performance. The Portfolio’s underweight allocation to the energy sector also contributed very favorably to relative performance. By contrast, stock selection within the materials and financials sectors detracted the most value. On an individual stock level basis, key contributors include not owning benchmark name Peabody Energy Corporation, owning non-benchmark name Ulta Salon, Cosmetics & Fragrance, Inc. and an overweight positon in Orbital ATK, Inc. Among the key detractors for the period were overweight positions in Community Health Systems, Inc., Talen Energy Corp. and United States Steel Corporation.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models (i.e. “quantamental”). Our proprietary quantitative model is designed to
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

LKQ Corp.	1.3%
Jarden Corp.	1.3%
Hologic, Inc.	1.2%
Mettler Toledo International, Inc.	1.2%
Signature Bank	1.2%
Ansys, Inc.	1.2%
Mid-America Apartment Communities, Inc.	1.2%
Waste Connections, Inc.	1.1%
Everest Re Group Ltd.	1.1%
Ultimate Software Group, Inc.	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
emphasize high quality, profitable companies that we believe are relatively undervalued, have growth potential and are favored by investors. The Portfolio also seeks to leverage Voya Fundamental Equity research to create higher conviction alpha that is uncorrelated to our quantitative models. This unique approach of combining fundamental equity research with in-house quantitative models seeks to provide diversified excess returns and disciplined, risk-controlled portfolios.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
6

Portfolio Managers’ Report	Voya Index Plus MidCap Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year
Class I	-1.79%	10.99%	6.91%
Class S	-2.06%	10.71%	6.64%
S&P MidCap 400 Index	-2.18%	10.68%	8.18%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus MidCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

7

Voya Index Plus SmallCap Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	22.9%
Industrials	17.0%
Information Technology	15.4%
Consumer Discretionary	14.0%
Health Care	13.7%
Materials	4.6%
Utilities	4.0%
Energy	3.1%
Consumer Staples	2.3%
Telecommunication Services	1.5%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Index Plus SmallCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P SmallCap 600® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, and Steve Wetter, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of  -3.21% compared to the S&P SmallCap 600® Index, which returned -1.97% for the same period.
Portfolio Review: For the reporting period, the Portfolio underperformed the S&P SmallCap 600® due to a combination of unfavorable stock selection and sector allocation. On the sector level, stock selection within the information technology and health care sectors detracted the most value. By contrast, stock selection within the materials and financials sectors help to offset losses. On an individual security level basis, overweight positions in Cloud Peak Energy Inc., PRA Group Inc. and an underweight position in ABIOMED, Inc. were among the key detractors for the period. Among the top contributors were not owning benchmark names FXCM Inc. and Arch Coal and overweight position in IPC Healthcare, Inc. contributed the most to relative performance.
The Portfolio utilized index futures, which allowed the Portfolio to maintain equity-like exposure for its cash position, while retaining their cash-like liquidity. The Portfolio’s use of index futures detracted from relative performance.
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

Pool Corp.	1.1%
PrivateBancorp, Inc.	1.0%
Microsemi Corp.	1.0%
NuVasive, Inc.	1.0%
Littelfuse, Inc.	1.0%
Evercore Partners, Inc.	0.9%
Healthcare Realty Trust, Inc.	0.9%
Curtiss-Wright Corp.	0.9%
On Assignment, Inc.	0.9%
Helen of Troy Ltd.	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models (i.e. “quantamental”). Our proprietary quantitative model is designed to emphasize high quality, profitable companies that we believe are relatively undervalued, have growth potential and are favored by investors. The Portfolio also seeks to leverage Voya Fundamental Equity research to create higher conviction alpha that is uncorrelated to our quantitative models. This unique approach of combining fundamental equity research with in-house quantitative models seeks to provide diversified excess returns and disciplined, risk-controlled portfolios.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
8

Portfolio Managers’ Report	Voya Index Plus SmallCap Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year
Class I	-3.21%	10.19%	5.85%
Class S	-3.47%	9.93%	5.59%
S&P SmallCap 600® Index	-1.97%	11.48%	8.01%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus SmallCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or a variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

9

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*
Voya Index Plus LargeCap Portfolio
Class I	$1,000.00	$996.40	0.44%	$2.21	$1,000.00	$1,022.99	0.44%	$2.24
Class S	1,000.00	995.50	0.69	3.47	1,000.00	1,021.73	0.69	3.52
Voya Index Plus MidCap Portfolio
Class I	$1,000.00	$941.90	0.49%	$2.40	$1,000.00	$1,022.74	0.49%	$2.50
Class S	1,000.00	940.70	0.74	3.62	1,000.00	1,021.48	0.74	3.77
Voya Index Plus SmallCap Portfolio
Class I	$1,000.00	$932.10	0.50%	$2.43	$1,000.00	$1,022.68	0.50%	$2.55
Class S	1,000.00	931.00	0.75	3.65	1,000.00	1,021.42	0.75	3.82

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

10

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Voya Variable Portfolios, Inc.
We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, and Voya Index Plus SmallCap Portfolio, each a series of Voya Variable Portfolios, Inc., as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Variable Portfolios, Inc. as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 16, 2016
11

Statements of Assets and Liabilities as of December 31, 2015

	Voya Index Plus LargeCap Portfolio	Voya Index Plus MidCap Portfolio	Voya Index Plus SmallCap Portfolio
ASSETS:
Investments in securities at fair value+*	$667,064,908	$607,195,483	$271,367,737
Short-term investments at fair value**	16,456,571	27,868,875	15,844,362
Total investments at fair value	$683,521,479	$635,064,358	$287,212,099
Cash	7,173	869	187
Cash collateral for futures	251,160	237,600	85,000
Receivables:
Investment securities sold	—	38,449	—
Fund shares sold	36,941	391,955	507,310
Dividends	859,592	666,172	227,062
Prepaid expenses	1,453	1,351	606
Other assets	136,237	72,678	35,665
Total assets	684,814,035	636,473,432	288,067,929
LIABILITIES:
Payable for fund shares redeemed	1,914,369	637,101	83,658
Payable upon receipt of securities loaned	7,443,856	19,432,267	12,460,803
Payable for investment management fees	234,771	241,400	108,175
Payable for distribution and shareholder service fees	23,619	21,987	16,320
Payable for directors fees	3,646	3,390	1,516
Payable to directors under the deferred compensation plan (Note 6)	136,237	72,678	35,665
Other accrued expenses and liabilities	111,063	93,382	45,125
Total liabilities	9,867,561	20,502,205	12,751,262
NET ASSETS	$674,946,474	$615,971,227	$275,316,667
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$621,035,384	$524,155,184	$245,380,736
Undistributed net investment income	12,202,655	6,042,190	2,201,048
Accumulated net realized gain (loss)	(27,091,150)	59,228,380	7,735,812
Net unrealized appreciation	68,799,585	26,545,473	19,999,071
NET ASSETS	$674,946,474	$615,971,227	$275,316,667
+ Including securities loaned at value	$7,256,755	$18,971,718	$12,162,780
* Cost of investments in securities	$598,246,217	$580,605,299	$251,347,228
** Cost of short-term investments	$16,456,571	$27,868,875	$15,844,362
Class I
Net assets	$565,256,702	$513,582,618	$199,425,333
Shares authorized	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	25,323,106	24,767,917	9,076,893
Net asset value and redemption price per share	$22.32	$20.74	$21.97
Class S
Net assets	$109,689,772	$102,388,609	$75,891,334
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,954,688	5,005,000	3,491,260
Net asset value and redemption price per share	$22.14	$20.46	$21.74
See Accompanying Notes to Financial Statements
12

Statements of Operations for the year ended December 31, 2015

	Voya Index Plus LargeCap Portfolio	Voya Index Plus MidCap Portfolio	Voya Index Plus SmallCap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$15,880,199	$9,362,853	$3,705,116
Securities lending income, net	55,522	388,752	259,844
Total investment income	15,935,721	9,751,605	3,964,960
EXPENSES:
Investment management fees(1)	3,030,336	3,158,278	1,411,181
Distribution and shareholder service fees:
Class S	299,887	287,639	212,862
Transfer agent fees	860	683	429
Administrative service fees(1)	251,132	231,547	104,203
Shareholder reporting expense	66,430	73,000	33,580
Professional fees	61,190	61,191	34,395
Custody and accounting expense	82,490	78,475	41,245
Directors fees	21,876	20,339	9,092
Miscellaneous expense	42,292	34,409	19,315
Interest expense	22	197	51
Total expenses	3,856,515	3,945,758	1,866,353
Net waived and reimbursed fees	(328,153)	(305,091)	(136,387)
Net expenses	3,528,362	3,640,667	1,729,966
Net investment income	12,407,359	6,110,938	2,234,994
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	51,046,547	60,350,886	31,117,082
Futures	223,616	(171,722)	46,114
Net realized gain	51,270,163	60,179,164	31,163,196
Net change in unrealized appreciation (depreciation) on:
Investments	(57,546,005)	(76,460,716)	(42,238,577)
Futures	(128,611)	(226,095)	(162,032)
Net change in unrealized appreciation (depreciation)	(57,674,616)	(76,686,811)	(42,400,609)
Net realized and unrealized loss	(6,404,453)	(16,507,647)	(11,237,413)
Increase (decrease) in net assets resulting from operations	$6,002,906	$(10,396,709)	$(9,002,419)
* Foreign taxes withheld	$52,336	$—	$970

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements
13

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Plus LargeCap Portfolio		Voya Index Plus MidCap Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$12,407,359	$11,296,677	$6,110,938	$5,960,671
Net realized gain	51,270,163	89,023,369	60,179,164	94,429,299
Net change in unrealized appreciation (depreciation)	(57,674,616)	(5,374,025)	(76,686,811)	(36,203,378)
Increase (decrease) in net assets resulting from operations	6,002,906	94,946,021	(10,396,709)	64,186,592
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(9,833,495)	(9,040,215)	(5,175,436)	(4,524,218)
Class S	(1,620,104)	(1,721,169)	(760,762)	(701,737)
Net realized gains:
Class I	—	—	(76,949,367)	(24,423,502)
Class S	—	—	(16,110,252)	(5,528,242)
Total distributions	(11,453,599)	(10,761,384)	(98,995,817)	(35,177,699)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,722,329	32,926,545	10,401,332	10,163,257
Reinvestment of distributions	11,453,599	10,761,384	98,995,817	35,177,699
	19,175,928	43,687,929	109,397,149	45,340,956
Cost of shares redeemed	(107,976,335)	(97,050,073)	(84,382,459)	(97,019,449)
Net increase (decrease) in net assets resulting from capital share transactions	(88,800,407)	(53,362,144)	25,014,690	(51,678,493)
Net increase (decrease) in net assets	(94,251,100)	30,822,493	(84,377,836)	(22,669,600)
NET ASSETS:
Beginning of year or period	769,197,574	738,375,081	700,349,063	723,018,663
End of year or period	$674,946,474	$769,197,574	$615,971,227	$700,349,063
Undistributed net investment income at end of year or period	$12,202,655	$11,283,295	$6,042,190	$5,931,676

See Accompanying Notes to Financial Statements
14

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Plus SmallCap Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$2,234,994	$2,500,738
Net realized gain	31,163,196	31,893,649
Net change in unrealized appreciation (depreciation)	(42,400,609)	(18,152,905)
Increase (decrease) in net assets resulting from operations	(9,002,419)	16,241,482
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,956,235)	(1,491,399)
Class S	(544,211)	(406,155)
Total distributions	(2,500,446)	(1,897,554)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,950,928	6,075,360
Reinvestment of distributions	2,500,446	1,897,554
	8,451,374	7,972,914
Cost of shares redeemed	(40,482,272)	(53,142,438)
Net decrease in net assets resulting from capital share transactions	(32,030,898)	(45,169,524)
Net decrease in net assets	(43,533,763)	(30,825,596)
NET ASSETS:
Beginning of year or period	318,850,430	349,676,026
End of year or period	$275,316,667	$318,850,430
Undistributed net investment income at end of year or period	$2,201,048	$2,466,500

See Accompanying Notes to Financial Statements
15

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Plus LargeCap Portfolio
Class I
12-31-15	22.48	0.39•	(0.19)	0.20	0.36	—	—	0.36	—	22.32	0.84	0.49	0.44	0.44	1.74	565,257	66
12-31-14	20.05	0.33•	2.41	2.74	0.31	—	—	0.31	—	22.48	13.86	0.44	0.44	0.44	1.58	639,454	72
12-31-13	15.37	0.28•	4.72	5.00	0.32	—	—	0.32	—	20.05	32.92	0.44	0.44	0.44	1.60	601,491	80
12-31-12	13.64	0.27•	1.70	1.97	0.24	—	—	0.24	—	15.37	14.45	0.45	0.45	0.45	1.84	516,227	166
12-31-11	13.89	0.21•	(0.20)	0.01	0.26	—	—	0.26	—	13.64	(0.09)	0.44	0.44	0.44	1.54	544,124	130
Class S
12-31-15	22.29	0.33•	(0.18)	0.15	0.30	—	—	0.30	—	22.14	0.63	0.74	0.69	0.69	1.49	109,690	66
12-31-14	19.89	0.28•	2.38	2.66	0.26	—	—	0.26	—	22.29	13.54	0.69	0.69	0.69	1.33	129,744	72
12-31-13	15.24	0.24•	4.68	4.92	0.27	—	—	0.27	—	19.89	32.67	0.69	0.69	0.69	1.35	136,884	80
12-31-12	13.53	0.23•	1.68	1.91	0.20	—	—	0.20	—	15.24	14.11	0.70	0.70	0.70	1.59	127,156	166
12-31-11	13.78	0.18•	(0.21)	(0.03)	0.22	—	—	0.22	—	13.53	(0.34)	0.69	0.69	0.69	1.28	132,939	130
Voya Index Plus MidCap Portfolio
Class I
12-31-15	24.58	0.22	(0.45)	(0.23)	0.23	3.38	—	3.61	—	20.74	(1.79)	0.54	0.49	0.49	0.94	513,583	90
12-31-14	23.62	0.21•	1.95	2.16	0.19	1.01	—	1.20	—	24.58	9.56	0.49	0.49	0.49	0.89	577,230	72
12-31-13	17.76	0.17•	5.92	6.09	0.23	—	—	0.23	—	23.62	34.56	0.49	0.49	0.49	0.81	588,001	66
12-31-12	15.22	0.21•	2.48	2.69	0.15	—	—	0.15	—	17.76	17.70	0.50	0.50	0.50	1.24	491,445	164
12-31-11	15.51	0.14	(0.30)	(0.16)	0.13	—	—	0.13	—	15.22	(1.15)	0.49	0.49	0.49	0.83	482,378	101
Class S
12-31-15	24.29	0.15•	(0.44)	(0.29)	0.16	3.38	—	3.54	—	20.46	(2.06)	0.79	0.74	0.74	0.69	102,389	90
12-31-14	23.35	0.15•	1.93	2.08	0.13	1.01	—	1.14	—	24.29	9.30	0.74	0.74	0.74	0.63	123,119	72
12-31-13	17.56	0.12•	5.85	5.97	0.18	—	—	0.18	—	23.35	34.23	0.74	0.74	0.74	0.56	135,017	66
12-31-12	15.05	0.17•	2.44	2.61	0.10	—	—	0.10	—	17.56	17.38	0.75	0.75	0.75	0.99	117,845	164
12-31-11	15.34	0.09•	(0.29)	(0.20)	0.09	—	—	0.09	—	15.05	(1.39)	0.74	0.74	0.74	0.58	117,222	101
Voya Index Plus SmallCap Portfolio
Class I
12-31-15	22.90	0.19•	(0.92)	(0.73)	0.20	—	—	0.20	—	21.97	(3.21)	0.55	0.50	0.50	0.81	199,425	46
12-31-14	21.86	0.18•	1.00	1.18	0.14	—	—	0.14	—	22.90	5.44	0.50	0.50	0.50	0.84	226,277	40
12-31-13	15.48	0.13•	6.43	6.56	0.18	—	—	0.18	—	21.86	42.70	0.49	0.49	0.49	0.70	243,564	55
12-31-12	13.85	0.16•	1.55	1.71	0.08	—	—	0.08	—	15.48	12.38	0.51	0.51	0.51	1.06	176,644	144
12-31-11	14.06	0.08	(0.17)	(0.09)	0.12	—	—	0.12	—	13.85	(0.74)	0.50	0.50	0.50	0.52	186,300	115
See Accompanying Notes to Financial Statements
16

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Plus SmallCap Portfolio (continued)
Class S
12-31-15	22.66	0.13•	(0.91)	(0.78)	0.14	—	—	0.14	—	21.74	(3.47)	0.80	0.75	0.75	0.55	75,891	46
12-31-14	21.62	0.13•	1.00	1.13	0.09	—	—	0.09	—	22.66	5.24	0.75	0.75	0.75	0.59	92,574	40
12-31-13	15.32	0.08•	6.36	6.44	0.14	—	—	0.14	—	21.62	42.28	0.74	0.74	0.74	0.45	106,112	55
12-31-12	13.70	0.12•	1.54	1.66	0.04	—	—	0.04	—	15.32	12.14	0.76	0.76	0.76	0.82	87,102	144
12-31-11	13.91	0.05	(0.18)	(0.13)	0.08	—	—	0.08	—	13.70	(0.98)	0.75	0.75	0.75	0.26	90,025	115

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

•
Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements
17

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015

NOTE 1 — ORGANIZATION
Voya Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”) as an open-end management investment company. The Company was incorporated under the laws of Maryland on June 4, 1996. There are nineteen active separate investment series that comprise the Company. The three series (each a “Portfolio” and collectively the “Portfolios”) included in this report are: Voya Index Plus LargeCap Portfolio (“Index Plus LargeCap”), Voya Index Plus MidCap Portfolio (“Index Plus MidCap”), and Voya Index Plus SmallCap Portfolio (“Index Plus SmallCap”), each a diversified series of the Company. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Class I and Class S. Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investments oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under the U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value for the relevant asset in accordance with procedures adopted by the Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios' valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included following the Summary Portfolio of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
For the year ended December 31, 2015, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
E. Federal Income Taxes. It is the policy of each Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.
H. Foreign Currency Transactions and Futures Contracts. Each Portfolio may enter into foreign currency

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no forward foreign currency contracts entered into by any Portfolio during the year ended December 31, 2015.
Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.
Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments, if any. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2015, each Portfolio had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2015, Index Plus LargeCap, Index Plus MidCap, and Index Plus SmallCap had average notional values on futures contracts purchased of  $6,153,801, $4,630,994 and $2,795,000, respectively.
I. Securities Lending. Each Portfolio may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios' other risks.
J. Restricted Securities. Each Portfolio may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

based upon their fair value, as defined in the Act, determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2015, the cost of purchases and the proceeds from the sale of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Index Plus LargeCap	$471,925,131	$555,070,289
Index Plus MidCap	599,190,363	667,951,864
Index Plus SmallCap	136,503,798	168,405,722
NOTE 4 — INVESTMENT MANAGEMENT FEES
Prior to May 1, 2015, the Portfolios had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensated the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statements of Operations.
Index Plus LargeCap	0.35%
Index Plus MidCap	0.40%
Index Plus SmallCap	0.40%
Also, prior to May 1, 2015, the Portfolios had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for each Portfolio’s operations and was responsible for the supervision of other service providers. Effective January 1, 2015, the Administrator was entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. The Administrator was contractually obligated to waive a portion of the administration fee equal to 0.045% on the first $5 billion and 0.070% thereafter of each Portfolio’s average daily net assets for at least two years from the effective date of January 1, 2015. This waiver was not eligible for recoupment. Prior to January 1, 2015, the Administrator received from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion and 0.030% thereafter of each Portfolio’s average daily net assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statements of Operations.
Effective May 1, 2015, the terms of the Portfolios’ Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Portfolios’ Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Portfolios and there is no change to the investment management or administrative services provided.
The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through December 31, 2015 are reflected as investment management fees on the accompanying Statements of Operations.
Index Plus LargeCap(1)	0.45%
Index Plus MidCap(1)	0.50%
Index Plus SmallCap(1)	0.50%

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

(1)
Effective May 1, 2015, the Investment Adviser is contractually obligated to waive a portion of the management fee equal to 0.045% on the first $5 billion and 0.070% thereafter of each Portfolio’s average daily net assets through May 1, 2017. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION FEES
Class S shares of the Portfolios have a shareholder services and distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or the distribution of each Portfolio’s Class S shares. Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s Class S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2015, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Insurance and Annuity Company	Index Plus LargeCap	15.57%
	Index Plus MidCap	15.25
	Index Plus SmallCap	25.91
Voya Retirement Insurance and Annuity Company	Index Plus LargeCap	77.84
	Index Plus MidCap	78.93
	Index Plus SmallCap	65.57
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “Plan”), which allows eligible non-affiliated directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class I	Class S
Index Plus LargeCap	0.55%	0.80%
Index Plus MidCap	0.60%	0.85%
Index Plus SmallCap	0.60%	0.85%
The Investment Adviser may at a later date recoup from a Portfolio for fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2015, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.
The Expense Limitation Agreement is contractual through May 1, 2016 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2015:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Plus LargeCap	1	$705,000	1.11%
Index Plus MidCap	4	1,575,500	1.14
Index Plus SmallCap	2	817,000	1.13

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Plus LargeCap
Class I
12/31/2015	281,977	—	429,410	(3,834,876)	(3,123,489)	6,238,383	—	9,833,495	(85,608,944)	(69,537,066)
12/31/2014	1,446,183	—	447,757	(3,442,278)	(1,548,338)	31,875,889	—	9,040,215	(72,052,277)	(31,136,173)
Class S
12/31/2015	65,979	—	71,213	(1,002,079)	(864,887)	1,483,946	—	1,620,104	(22,367,391)	(19,263,341)
12/31/2014	50,102	—	85,844	(1,198,176)	(1,062,230)	1,050,656	—	1,721,169	(24,997,796)	(22,225,971)
Index Plus MidCap
Class I
12/31/2015	359,898	—	3,727,862	(2,799,056)	1,288,704	8,083,037	—	82,124,803	(63,045,403)	27,162,437
12/31/2014	349,312	—	1,280,873	(3,044,828)	(1,414,643)	8,254,099	—	28,947,720	(71,823,634)	(34,621,815)
Class S
12/31/2015	106,835	—	774,966	(945,262)	(63,461)	2,318,295	—	16,871,014	(21,337,056)	(2,147,747)
12/31/2014	82,857	—	278,497	(1,075,070)	(713,716)	1,909,158	—	6,229,979	(25,195,815)	(17,056,678)
Index Plus SmallCap
Class I
12/31/2015	210,461	—	84,430	(1,097,809)	(802,918)	4,767,988	—	1,956,235	(25,111,023)	(18,386,800)
12/31/2014	238,367	—	69,888	(1,572,091)	(1,263,836)	5,223,155	—	1,491,399	(34,190,742)	(27,476,188)
Class S
12/31/2015	53,577	—	23,702	(671,983)	(594,704)	1,182,940	—	544,211	(15,371,249)	(13,644,098)
12/31/2014	39,954	—	19,213	(880,275)	(821,108)	852,205	—	406,155	(18,951,696)	(17,693,336)
25

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios.
The following is a summary of the Portfolios’ securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2015:
Index Plus LargeCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co.	$19,480	$(19,480)	$—
Janney Montgomery Scott LLC	5,311,600	(5,311,600)	—
Morgan Stanley & Co. LLC	993,382	(993,382)	—
SG Americas Securities, LLC	932,292	(932,292)	—
Total	$7,256,755	$(7,256,755)	$—

(1)
Collateral with a fair value of  $7,443,856 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Index Plus MidCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$872,982	$(872,982)	$—
BNP Paribas Prime Brokerage, Inc.	123,214	(123,214)	—
Deutsche Bank Securities Inc.	1,284,363	(1,284,363)	—
Goldman, Sachs & Co.	3,646,287	(3,646,287)	—
Janney Montgomery Scott LLC	1,965,015	(1,965,015)	—
Jefferies LLC	64,960	(64,960)	—
JP Morgan Clearing Corp	2,512,998	(2,512,998)	—
Morgan Stanley & Co. LLC	51,938	(51,938)	—
National Financial Services LLC	474,521	(474,521)	—
Nomura Securities International, Inc.	71,456	(71,456)	—
RBC Capital Markets, LLC	33,438	(33,438)	—
Scotia Capital (USA) INC	3,402,659	(3,402,659)	—
SG Americas Securities, LLC	994,200	(994,200)	—
UBS Securities LLC.	200,099	(200,099)	—
Wells Fargo Securities LLC	3,273,587	(3,273,587)	—
Total	$18,971,718	$(18,971,718)	$—

(1)
Collateral with a fair value of  $19,432,267 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Index Plus SmallCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,613,454	$(1,613,454)	$—
BMO Capital Markets Corp	9,566	(9,566)	—
Deutsche Bank Securities Inc.	78,194	(78,194)	—
Goldman, Sachs & Co.	999,593	(999,593)	—
Janney Montgomery Scott LLC	386	(386)	—
Jefferies LLC	112,230	(112,230)	—
JP Morgan Clearing Corp	4,571,478	(4,571,478)	—
Morgan Stanley & Co. LLC	2,090,215	(2,090,215)	—
National Financial Services LLC	1,475,207	(1,475,207)	—
Nomura Securities International, Inc.	28,854	(28,854)	—
RBC Dominion Securities Inc	313,315	(313,315)	—
Scotia Capital (USA) INC	123,826	(123,826)	—
SG Americas Securities, LLC	409,177	(409,177)	—
UBS Securities LLC.	337,285	(337,285)	—
Total	$12,162,780	$(12,162,780)	$—

(1)
Collateral with a fair value of  $12,460,803 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

26

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2015:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Index Plus LargeCap	$(18)	$(34,400)	$34,418
Index Plus MidCap	—	(64,226)	64,226
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2015		Year Ended December 31, 2014
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Index Plus LargeCap	$11,453,599	$—	$10,761,384	$—
Index Plus MidCap	17,813,399	81,182,418	5,225,955	29,951,744
Index Plus SmallCap	2,500,446	—	1,897,554	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2015 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Index Plus LargeCap	$12,331,710	$—	$68,089,709	$(26,381,274)	2017
Index Plus MidCap	6,109,762	59,552,794	26,221,059	—	—
Index Plus SmallCap	2,235,897	7,945,783	19,789,100	—	—
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2015, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.
NOTE 12 — SUBSEQUENT EVENTS
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

27

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.9%
		Consumer Discretionary: 13.7%
22,013		Amazon.com, Inc.	$14,878,367	2.2
181,463		Comcast Corp. – Class A	10,239,957	1.5
84,000		Home Depot, Inc.	11,109,000	1.6
75,917		McDonald’s Corp.	8,968,834	1.3
126,270		Nike, Inc.	7,891,875	1.2
818,257		Other Securities(a)	39,473,423	5.9
			92,561,456	13.7
		Consumer Staples: 9.6%
132,588		Altria Group, Inc.	7,717,948	1.2
76,094		Coca-Cola Co.	3,268,998	0.5
53,610		Coca-Cola Enterprises, Inc.	2,639,756	0.4
91,991		CVS Health Corp.	8,993,960	1.3
51,705		Dr Pepper Snapple Group, Inc.	4,818,906	0.7
103,000		PepsiCo, Inc.	10,291,760	1.5
76,453		Procter & Gamble Co.	6,071,133	0.9
117,657	@	Wal-Mart Stores, Inc.	7,212,374	1.1
236,993		Other Securities	13,760,439	2.0
			64,775,274	9.6
		Energy: 6.2%
80,039		Chevron Corp.	7,200,308	1.1
117,740		Exxon Mobil Corp.	9,177,833	1.3
86,501		Valero Energy Corp.	6,116,486	0.9
448,933		Other Securities	19,512,279	2.9
			42,006,906	6.2
		Financials: 15.8%
46,928		Berkshire Hathaway, Inc. – Class B	6,196,373	0.9
197,000		Citigroup, Inc.	10,194,750	1.5
105,143	@	Discover Financial Services	5,637,768	0.8
201,965		JPMorgan Chase & Co.	13,335,749	2.0
51,777		Mid-America Apartment Communities, Inc.	4,701,869	0.7
244,534		Wells Fargo & Co.	13,292,868	2.0
1,620,044		Other Securities(a)	52,990,866	7.9
			106,350,243	15.8
		Health Care: 14.7%
49,991		Amgen, Inc.	8,115,039	1.2
65,579		Cardinal Health, Inc.	5,854,237	0.9
103,431		Gilead Sciences, Inc.	10,466,183	1.6
76,105		Johnson & Johnson	7,817,506	1.2
61,746	@	Medtronic PLC	4,749,502	0.7
191,420		Merck & Co., Inc.	10,110,805	1.5
384,064		Pfizer, Inc.	12,397,586	1.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
76,585		UnitedHealth Group, Inc.	$9,009,459	1.3
39,400		Waters Corp.	5,302,452	0.8
213,271		Other Securities	25,153,802	3.7
			98,976,571	14.7
		Industrials: 10.1%
57,644		Boeing Co.	8,334,746	1.2
73,752		Danaher Corp.	6,850,086	1.0
116,703		Delta Air Lines, Inc.	5,915,675	0.9
46,400		General Dynamics Corp.	6,373,504	0.9
271,815		General Electric Co.	8,467,037	1.3
28,038		Roper Technologies, Inc.	5,321,332	0.8
122,794		Southwest Airlines Co.	5,287,510	0.8
392,616		Other Securities	21,805,018	3.2
			68,354,908	10.1
		Information Technology: 20.5%
17,200		Alphabet, Inc. - Class A	13,381,772	2.0
11,864		Alphabet, Inc. - Class C	9,003,353	1.3
258,326		Apple, Inc.	27,191,395	4.0
381,944		Cisco Systems, Inc.	10,371,689	1.5
62,568		Facebook, Inc.	6,548,367	1.0
322,000		Intel Corp.	11,092,900	1.6
112,385	L	Microchip Technology, Inc.	5,230,398	0.8
323,511		Microsoft Corp.	17,948,390	2.7
653,581		Other Securities	37,458,222	5.6
			138,226,486	20.5
		Materials: 2.6%
148,123		International Paper Co.	5,584,237	0.8
190,611		Other Securities	12,135,588	1.8
			17,719,825	2.6
		Telecommunication Services: 2.6%
308,560		AT&T, Inc.	10,617,549	1.6
144,880		Verizon Communications, Inc.	6,696,354	1.0
			17,313,903	2.6
		Utilities: 3.1%
99,890		American Electric Power Co., Inc.	5,820,590	0.9
63,666		DTE Energy Co.	5,105,377	0.7
85,260		PG&E Corp.	4,534,979	0.7
129,978		Other Securities	5,318,390	0.8
			20,779,336	3.1
		Total Common Stock (Cost $598,246,217)	667,064,908	98.9

See Accompanying Notes to Financial Statements
28

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
	Securities Lending Collateralcc: 1.1%
1,767,931	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $1,767,997, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $1,803,290, due 01/15/16-04/01/51)	$1,767,931	0.3
1,767,931	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $1,767,991, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $1,803,290, due 11/15/42-02/20/45)	1,767,931	0.3
1,767,931	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $1,768,003, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $1,803,290, due 03/31/21-02/15/44)	1,767,931	0.2
1,767,931	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $1,767,995, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,803,289, due 01/15/16-10/20/65)	1,767,931	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
372,132	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $372,144, collateralized by various U.S. Government Securities, 0.074%-3.250%, Market Value plus accrued interest $379,577, due 07/31/16-11/15/23)	$372,132	0.0
		7,443,856	1.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.3%
9,012,715	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $9,012,715)	9,012,715	1.3
	Total Short-Term Investments (Cost $16,456,571)	16,456,571	2.4
	Total Investments in Securities (Cost $614,702,788)	$683,521,479	101.3
	Liabilities in Excess of Other Assets	(8,575,005)	(1.3)
	Net Assets	$674,946,474	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements
29

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2015 (continued)

L
Loaned security, a portion or all of the security is on loan at December 31, 2015.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $615,431,770.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$95,128,970
Gross Unrealized Depreciation	(27,039,261)
Net Unrealized Appreciation	$68,089,709

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$667,064,908	$—	$—	$667,064,908
Short-Term Investments	9,012,715	7,443,856	—	16,456,571
Total Investments, at fair value	$676,077,623	$7,443,856	$—	$683,521,479
Liabilities Table
Other Financial Instruments+
Futures	$(19,106)	$—	$—	$(19,106)
Total Liabilities	$(19,106)	$—	$—	$(19,106)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

At December 31, 2015, the following futures contracts were outstanding for Voya Index Plus LargeCap Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	69	03/18/16	$7,022,130	$(19,106)
			$7,022,130	$(19,106)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$19,106
Total Liability Derivatives		$19,106

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements
30

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2015 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$223,616
Total	$223,616

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(128,611)
Total	$(128,611)

See Accompanying Notes to Financial Statements
31

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 13.5%
72,027		AMC Networks, Inc.	$5,378,976	0.9
47,519		Domino’s Pizza, Inc.	5,286,489	0.9
79,668		Foot Locker, Inc.	5,185,590	0.8
269,848		Gentex Corp.	4,320,267	0.7
63,407		Jack in the Box, Inc.	4,863,951	0.8
137,721	@	Jarden Corp.	7,866,624	1.3
270,819		LKQ Corp.	8,024,367	1.3
1,052,292		Other Securities(a)	42,155,435	6.8
			83,081,699	13.5
		Consumer Staples: 4.2%
250,590		Flowers Foods, Inc.	5,385,179	0.9
449,210		Other Securities(a)	20,749,062	3.3
			26,134,241	4.2
		Energy: 2.7%
72,698	@	Dril-Quip, Inc.	4,305,903	0.7
834,884		Other Securities(a)	12,404,022	2.0
			16,709,925	2.7
		Financials: 26.2%
36,062		Everest Re Group Ltd.	6,602,592	1.1
146,865		First American Financial Corp.	5,272,453	0.9
182,027		Liberty Property Trust	5,651,938	0.9
78,766		Mid-America Apartment Communities, Inc.	7,152,740	1.2
133,144		PacWest Bancorp	5,738,506	0.9
42,240		RenaissanceRe Holdings Ltd.	4,781,146	0.8
81,305		SEI Investments Co.	4,260,382	0.7
47,721		Signature Bank	7,318,970	1.2
105,488	@	Stifel Financial Corp.	4,468,472	0.7
46,925	@	SVB Financial Group	5,579,383	0.9
65,306	@	Taubman Centers, Inc.	5,010,276	0.8
148,994	@	Weingarten Realty Investors	5,152,213	0.8
412,017		WP GLIMCHER, Inc.	4,371,500	0.7
2,840,448		Other Securities(a)	89,875,448	14.6
			161,236,019	26.2
		Health Care: 9.6%
99,192	@	Centene Corp.	6,527,825	1.1
196,031		Hologic, Inc.	7,584,439	1.2
21,858	@	Mettler Toledo International, Inc.	7,412,704	1.2
80,955		STERIS PLC	6,099,150	1.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
475,636		Other Securities(a)	$31,748,800	5.1
			59,372,918	9.6
		Industrials: 15.7%
55,598		Alaska Air Group, Inc.	4,476,195	0.7
60,607		Carlisle Cos., Inc.	5,375,235	0.9
61,337		Hubbell, Inc.	6,197,490	1.0
230,256		JetBlue Airways Corp.	5,215,298	0.9
100,228		Lincoln Electric Holdings, Inc.	5,200,831	0.8
67,837	@	Manpower, Inc.	5,717,981	0.9
72,360		Orbital ATK, Inc.	6,464,642	1.1
22,568		Roper Technologies, Inc.	4,283,181	0.7
49,268		Teledyne Technologies, Inc.	4,370,072	0.7
65,188		Toro Co.	4,763,287	0.8
123,934		Waste Connections, Inc.	6,979,963	1.1
1,199,463		Other Securities(a)	37,374,155	6.1
			96,418,330	15.7
		Information Technology: 16.3%
78,519	@	Ansys, Inc.	7,263,008	1.2
155,437		Fortinet, Inc.	4,844,971	0.8
142,498		Ingram Micro, Inc.	4,329,089	0.7
213,505		Integrated Device Technology, Inc.	5,625,857	0.9
78,019		Manhattan Associates, Inc.	5,162,517	0.8
33,248		Tyler Technologies, Inc.	5,795,791	1.0
33,671		Ultimate Software Group, Inc.	6,583,017	1.1
2,156,750		Other Securities(a)	60,567,851	9.8
			100,172,101	16.3
		Materials: 5.9%
326,066		Commercial Metals Co.	4,463,844	0.7
104,099		Packaging Corp. of America	6,563,442	1.1
318,359	@	Steel Dynamics, Inc.	5,689,075	0.9
650,856		Other Securities	19,512,127	3.2
			36,228,488	5.9
		Utilities: 4.5%
173,236		OGE Energy Corp.	4,554,374	0.8
102,622		ONE Gas, Inc.	5,148,546	0.8
149,748	@	UGI Corp.	5,055,492	0.8
471,187		Other Securities	13,083,350	2.1
			27,841,762	4.5
		Total Common Stock (Cost $580,605,299)	607,195,483	98.6

See Accompanying Notes to Financial Statements
32

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.5%
	Securities Lending Collateralcc: 3.1%
3,687,618	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $3,687,743, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $3,761,371, due 06/09/16-05/20/45)	$3,687,618	0.6
4,615,205	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $4,615,392, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $4,707,510, due 03/31/21-02/15/44)	4,615,205	0.8
4,615,205	Mitsubishi UFJ Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $4,615,362, collateralized by various U.S. Government Agency Obligations, 1.994%-6.035%, Market Value plus accrued interest $4,707,509, due 04/01/24-04/20/65)	4,615,205	0.7
4,615,205	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $4,615,372, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $4,707,509, due 01/15/16-10/20/65)	4,615,205	0.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,899,034	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $1,899,119, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,938,410, due 01/15/17-02/15/42)	$1,899,034	0.3
		19,432,267	3.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
8,436,608	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $8,436,608)	8,436,608	1.4
	Total Short-Term Investments (Cost $27,868,875)	27,868,875	4.5
	Total Investments in Securities (Cost $608,474,174)	$635,064,358	103.1
	Liabilities in Excess of Other Assets	(19,093,131)	(3.1)
	Net Assets	$615,971,227	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $608,843,299.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$66,482,481
Gross Unrealized Depreciation	(40,261,422)
Net Unrealized Appreciation	$26,221,059

See Accompanying Notes to Financial Statements
33

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$607,195,483	$—	$—	$607,195,483
Short-Term Investments	8,436,608	19,432,267	—	27,868,875
Total Investments, at fair value	$615,632,091	$19,432,267	$—	$635,064,358
Liabilities Table
Other Financial Instruments+
Futures	$(44,710)	$—	$—	$(44,710)
Total Liabilities	$(44,710)	$—	$—	$(44,710)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

At December 31, 2015, the following futures contracts were outstanding for Voya Index Plus MidCap Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	44	03/18/16	$6,131,400	$(44,710)
			$6,131,400	$(44,710)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$44,710
Total Liability Derivatives		$44,710

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements
34

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2015 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(171,722)
Total	$(171,722)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(226,095)
Total	$(226,095)

See Accompanying Notes to Financial Statements
35

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.5%
		Consumer Discretionary: 14.0%
38,485		Childrens Place Retail Stores, Inc.	$2,124,372	0.8
25,997	@	Helen of Troy Ltd.	2,450,217	0.9
80,112		La-Z-Boy, Inc.	1,956,335	0.7
33,964		Marriott Vacations Worldwide Corp.	1,934,250	0.7
35,543		Monro Muffler Brake, Inc.	2,353,658	0.9
37,195		Papa John’s International, Inc.	2,078,085	0.7
38,562		Pool Corp.	3,115,038	1.1
31,440		Sturm Ruger & Co., Inc.	1,874,138	0.7
793,692		Other Securities(a)	20,665,168	7.5
			38,551,261	14.0
		Consumer Staples: 2.3%
29,671	L	Sanderson Farms, Inc.	2,300,096	0.9
108,436		Other Securities(a)	3,944,588	1.4
			6,244,684	2.3
		Energy: 3.1%
730,086		Other Securities(a)	8,679,441	3.1
		Financials: 22.9%
39,092		Coresite Realty Corp.	2,217,298	0.8
46,052		Evercore Partners, Inc.	2,490,032	0.9
87,757		Healthcare Realty Trust, Inc.	2,485,278	0.9
74,933		MB Financial, Inc.	2,425,581	0.9
70,322		PrivateBancorp, Inc.	2,884,608	1.0
26,518		PS Business Parks, Inc.	2,318,469	0.8
70,829		Selective Insurance Group	2,378,438	0.9
137,676		Sterling Bancorp/DE	2,233,105	0.8
112,462		Talmer Bancorp, Inc.	2,036,687	0.7
1,696,617		Other Securities(a)	41,742,225	15.2
			63,211,721	22.9
		Health Care: 13.7%
24,577	@	Abiomed, Inc.	2,218,812	0.8
53,155	@	Air Methods Corp.	2,228,789	0.8
68,771	@	AMN Healthcare Services, Inc.	2,135,339	0.8
48,168	@	Cynosure, Inc.	2,151,665	0.8
38,206	@	Greatbatch, Inc.	2,005,815	0.7
90,914	@	Luminex Corp.	1,944,650	0.7
50,835	@	Masimo Corp.	2,110,161	0.8
51,691	@	NuVasive, Inc.	2,797,000	1.0
70,682	@	Omnicell, Inc.	2,196,797	0.8
747,725		Other Securities(a)	17,983,444	6.5
			37,772,472	13.7
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 17.0%
72,669		ABM Industries, Inc.	$2,068,886	0.8
89,477		Actuant Corp.	2,143,869	0.8
48,944	@	Atlas Air Worldwide Holdings, Inc.	2,023,345	0.7
58,918		Barnes Group, Inc.	2,085,108	0.8
36,185		Curtiss-Wright Corp.	2,478,672	0.9
54,586	@	On Assignment, Inc.	2,453,641	0.9
63,065		Simpson Manufacturing Co., Inc.	2,153,670	0.8
86,569		Tetra Tech, Inc.	2,252,525	0.8
75,806	@	TrueBlue, Inc.	1,952,763	0.7
29,332		Universal Forest Products, Inc.	2,005,429	0.7
40,727		Watts Water Technologies, Inc.	2,022,910	0.7
648,038		Other Securities(a)	23,215,297	8.4
			46,856,115	17.0
		Information Technology: 15.4%
72,287	@	Advanced Energy Industries, Inc.	2,040,662	0.7
62,728	@	Bottomline Technologies de, Inc.	1,864,903	0.7
61,781	@	Cardtronics, Inc.	2,078,931	0.8
35,222	@	Coherent, Inc.	2,293,304	0.8
24,372		Littelfuse, Inc.	2,608,048	1.0
87,632		Microsemi Corp.	2,855,927	1.0
66,358		MKS Instruments, Inc.	2,388,888	0.9
38,242		Power Integrations, Inc.	1,859,708	0.7
63,275	@	SYKES Enterprises, Inc.	1,947,605	0.7
923,103		Other Securities	22,413,560	8.1
			42,351,536	15.4
		Materials: 4.6%
63,741		HB Fuller Co.	2,324,634	0.9
590,541		Other Securities(a)	10,306,566	3.7
			12,631,200	4.6
		Telecommunication Services: 1.5%
142,778		Other Securities	4,124,754	1.5
		Utilities: 4.0%
50,139		American States Water Co.	2,103,331	0.8
59,124		El Paso Electric Co.	2,276,274	0.8
131,190		Other Securities	6,564,948	2.4
			10,944,553	4.0
		Total Common Stock (Cost $251,347,228)	271,367,737	98.5

See Accompanying Notes to Financial Statements
36

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.8%
	Securities Lending Collateralcc: 4.5%
2,364,698	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $2,364,778, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $2,411,992, due 06/09/16-05/20/45)	$2,364,698	0.8
2,959,466	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $2,959,586, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $3,018,656, due 03/31/21-02/15/44)	2,959,466	1.1
2,959,466	Mitsubishi UFJ Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $2,959,567, collateralized by various U.S. Government Agency Obligations, 1.994%-6.035%, Market Value plus accrued interest $3,018,655, due 04/01/24-04/20/65)	2,959,466	1.1
2,959,466	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $2,959,573, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $3,018,655, due 01/15/16-10/20/65)	2,959,466	1.1%
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,217,707	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $1,217,762, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,242,956, due 01/15/17-02/15/42)	$1,217,707	0.4
		12,460,803	4.5
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.3%
3,383,559	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $3,383,559)	3,383,559	1.3
	Total Short-Term Investments (Cost $15,844,362)	15,844,362	5.8
	Total Investments in Securities (Cost $267,191,590)	$287,212,099	104.3
	Liabilities in Excess of Other Assets	(11,895,432)	(4.3)
	Net Assets	$275,316,667	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015. The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2015.

(a)
This grouping contains securities on loan.

See Accompanying Notes to Financial Statements
37

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2015 (continued)

Cost for federal income tax purposes is $267,422,999.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$42,066,526
Gross Unrealized Depreciation	(22,277,426)
Net Unrealized Appreciation	$19,789,100

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$271,367,737	$—	$—	$271,367,737
Short-Term Investments	3,383,559	12,460,803	—	15,844,362
Total Investments, at fair value	$274,751,296	$12,460,803	$—	$287,212,099
Liabilities Table
Other Financial Instruments+
Futures	$(21,438)	$—	$—	$(21,438)
Total Liabilities	$(21,438)	$—	$—	$(21,438)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

At December 31, 2015, the following futures contracts were outstanding for Voya Index Plus SmallCap Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	20	03/18/16	$2,263,000	$(21,438)
			$2,263,000	$(21,438)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$21,438
Total Liability Derivatives		$21,438

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements
38

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2015 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$46,114
Total	$46,114

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(162,032)
Total	$(162,032)

See Accompanying Notes to Financial Statements
39

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2015 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Index Plus LargeCap Portfolio
Class I	NII	$0.3584
Class S	NII	$0.2975
Voya Index Plus MidCap Portfolio
Class I	NII	$0.2276
Class S	NII	$0.1598
All Classes	STCG	$0.4319
All Classes	LTCG	$2.9521
Voya Index Plus SmallCap Portfolio
Class I	NII	$0.2046
Class S	NII	$0.1413

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2015, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Index Plus LargeCap Portfolio	100.00%
Voya Index Plus MidCap Portfolio	43.21%
Voya Index Plus SmallCap Portfolio	100.00%
The Portfolios designate the following amount of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Index Plus MidCap Portfolio	$81,182,418
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
40

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Director	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (35 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	May 2013 – Present	Retired.	151	First Marblehead Corporation (September 2003 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 65	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	December 2007 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	May 2013 – Present	Consultant (May 2001 – Present).	151	None.
41

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	May 2013 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 – August 2011).	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	December 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2016.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2015, Dr. Albert E. DePrince, Jr. retired as a Director of the Board.

42

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	December 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Managing Director and Chief Operating Officer	April 2012 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investments, LLC and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	September 2012 – Present	Senior Vice President and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 – Present); and Senior Vice President – Fund Compliance, Voya Funds Services, LLC (June 2012 – Present). Formerly, Vice President – Platform Product Management & Project Management, Voya Investments, LLC (April 2007 – June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
43

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	March 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Investment Management – Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2013 – Present). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	September 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	September 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

44

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-AIP         (1215-021616)

Annual Report
December 31, 2015
Classes ADV, I, S and S2
Voya Variable Product Index Funds
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Voya Australia Index Portfolio

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Voya Emerging Markets Index Portfolio

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Voya Euro STOXX 50® Index Portfolio

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Voya FTSE 100 Index® Portfolio

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Voya Hang Seng Index Portfolio

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Voya International Index Portfolio

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Voya Japan TOPIX Index® Portfolio

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Voya Russell™ Large Cap Growth Index Portfolio

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Voya Russell™ Large Cap Index Portfolio

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Voya Russell™ Large Cap Value Index Portfolio

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Voya Russell™ Mid Cap Growth Index Portfolio

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Voya Russell™ Mid Cap Index Portfolio

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Voya Russell™ Small Cap Index Portfolio

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Voya U.S. Bond Index Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Fed action — global reaction
Dear Shareholder,
One of the most anticipated events of 2015 came to pass with only a few weeks left on the calendar. Following the mid-December gathering of its policy-making Federal Open Market Committee, the Federal Reserve Board (“Fed”) announced the first increase of the federal funds target rate in nearly a decade, hiking its key policy interest rate 0.25% to a range of 0.25% – 0.50%. In its announcement, the central bank cited considerable improvement in labor-market conditions and a reasonable confidence that inflation will approach its 2% objective over the medium term. The widely expected interest rate hike already had been priced into most asset classes and thus had minimal immediate impact on the direction of financial markets.
Worth noting is that the Fed’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. The disruptions that potentially may emerge from this divergence in central bank policies will demand close attention in the year ahead. Witness January stock market performance.
Though the Fed believes the U.S. economy is strong enough to bear a fed funds interest rate increase, many of the same risks and opportunities persist in the markets. The global economic backdrop and geopolitical stresses continue to induce uncertainty, which could lead to periods of intense volatility, in our view. How can investors keep their perspective in such times? Don’t let today’s uncertainties distract you from focusing on your long-term goals, and don’t risk compromising your goals for the sake of avoiding volatility now. Keep your portfolio well-diversified and thoroughly discuss any prospective changes with your investment advisor before you take action.
At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
January 12, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Market Perspective: Year Ended December 31, 2015

In our semi-annual report, we described how equity market interest had recently moved from the U.S. to Europe with the advent of the European Central Bank’s (“ECB”) quantitative easing program. But from there, attention moved east and in August an unexpected announcement from China re-awakened other concerns, sending global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, on a roller-coaster ride. Having been up 4.14% for the half-year, the Index finally ended 2015 with a gain of 2.08%. (The Index returned -0.87% for the one year ended December 31, 2015, measured in U.S. dollars.)
U.S. economic data was mixed in what was still a rather pedestrian recovery. A disappointing October employment report was followed by a very strong one in November showing that 271,000 jobs had been created the previous month. Sluggish annual wage growth improved to 2.5%, which doesn’t sound like much, but it was the best since 2009. The unemployment rate fell to 5.0%. The December report was a little weaker. Gross domestic product (“GDP”), initially held back by another harsh winter, rebounded to 3.9% in the second quarter of 2015, before an inventory downturn pegged it back to 2.0% in the third. Industrial production was uneven, while retail sales were still showing no acceleration despite lower gasoline prices.
Superimposed on this was the prospect of rising U.S. interest rates. The Federal Open Market Committee (“FOMC”) had not increased the federal funds interest rate for nine years and many feared that it would feel pressed to act before the economy was really ready. But when on September 17 the FOMC left rates unchanged, citing weakness overseas, investors seemed unnerved at this new narrative rather than relieved. Perhaps sensing a credibility problem, the FOMC tried to re-set expectations, signaling in October the December increase of 0.25% that eventually took place, to a range of 0.25% – 0.50%.
Internationally, as noted, the ECB at last implemented a program of quantitative easing in March. Before long the economic data started to look a little less weak: the unemployment rate ticked down to 10.7% and GDP rose 1.6% year-over-year in the third quarter of 2015. Core inflation edged above 1.0% before slipping back. In December, ECB President Draghi’s much anticipated intensification of the program disappointed markets. Sentiment also suffered in mid-year when the integrity of the euro zone itself was threatened, as Greece wrangled over the terms of its bailout. Creditors stood firm and facing ejection, Greece finally accepted even stricter terms.
Annual GDP growth in China decelerated to 7.0% in the first and second quarters of 2015, the slowest in six years, then to 6.9% in the third. But to many commentators 7.0% was suspiciously close to government targets and perhaps overstated. They watched nervously as the Shanghai Stock Exchange Composite Index (“Shanghai Composite”) soared 64% in 2015 by June 12, fueled by retail savings and margin debt. The Shanghai Composite was already in retreat when on August 11, global commodities and equity markets were shaken as China announced a 2% devaluation of the yuan, suggesting that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. By August 26 the Shanghai Composite was down 43% from its peak. But gradually the feeling grew that concerns had been overdone. The Bank of China lowered interest rates, eased bank reserve requirements and by the end of December, with the yuan gradually depreciating, the Shanghai Composite had regained over a quarter of its losses.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 0.55% in 2015, while the Barclays U.S. Treasury Bond sub-index added 0.84%. Indices of riskier classes fared worse: the Barclays U.S. Corporate Investment Grade Bond sub-index lost 0.68%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) sagged 4.43%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index dipped 1.44% as inflationary expectations receded.
U.S. equities, represented by the S&P 500® Index including dividends, crept up 1.38% over the year, within which August represented the worst month since September 2011, while October was the strongest since October 2011. The consumer discretionary sector did best, rising 10.11%. The most challenged sector was understandably energy, slumping 21.12%. S&P 500® earnings per share, dragged down by the energy sector, recorded their first year-over-year decline since 2012 in the second quarter of 2015, despite continuing high levels of share buybacks, and declined again in the third. Shares of companies with smaller market capitalizations lagged: the Russell Midcap® Index fell 2.44% and the Russell 2000® Index fell 4.41%.
In currencies, “divergence” became the word on the experts’ lips to describe the prospect of the U.S. starting to raise interest rates just as the ECB ratcheted up its quantitative easing program. Unsurprisingly the dollar rose 11.47% against the euro over the year. It rose less, 5.75%, against the pound, as the UK is much closer to raising rates than the euro zone. The dollar’s gains against the yen had been made before the period started and it barely moved, rising just 0.40%.
International markets fell sharply after the events in August, with a partial recovery which was faltering by year-end. The MSCI Japan® Index held on to a gain of 9.93% for the year, amid renewed optimism about the yen-denominated profitability and better governance of Japanese corporations. The MSCI Europe ex UK® Index was cushioned by the introduction of quantitative easing, plus the declining euro that went with it and advanced 8.30%. The MSCI UK® Index, burdened by its large, losing holdings in the energy, materials and banking sectors, dropped 2.21%.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
EURO STOXX 50® Index	Covers 50 stocks from 12 euro zone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
FTSE 100 Index®	A share index of the 100 most highly capitalized U.K. companies listed on the London Stock Exchange.
Hang Seng Index	A free float-adjusted market capitalization-weighted stock market index in Hong Kong.
MSCI EAFE® Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets Index	An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index	An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Top 200® Growth Index	Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit growth characteristics. It includes Russell Top 200® Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Top 200® Index	An unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
Russell Top 200® Value Index	Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Top 200® Index companies with lower price-to-book ratios and lower forecasted growth values.

Benchmark Descriptions (continued)

Index	Description
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
Standard & Poor’s ASX 200 Index	An investable benchmark for the Australian equity market and it addresses the needs of investment managers seeking to benchmark against a portfolio characterized by sufficient size and liquidity. The Index measures the performance of the 200 largest index-eligible stocks listed on the Australian Securities Exchange by float-adjusted market capitalization. Representative, liquid, and tradable, it is widely considered Australia’s preeminent benchmark index. The Index is float adjusted, covering approximately 80% of Australian equity market capitalization.
Shanghai Stock Exchange Composite Index	A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.
Tokyo Stock Price Index	A composite index for the Tokyo Stock Exchange tracking all domestic stocks from the first section of the exchange.

Portfolio Managers’ Report	Voya Australia Index Portfolio

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	47.2%
Materials	11.6%
Industrials	7.6%
Consumer Staples	6.9%
Health Care	6.7%
Telecommunication Services	5.3%
Consumer Discretionary	4.6%
Energy	3.9%
Utilities	2.2%
Information Technology	0.9%
Assets in Excess of Other Liabilities*	3.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Australia Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Standard & Poor’s ASX 200 Index (“S&P ASX 200 Index”). The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance*: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of  -9.26% compared to the S&P ASX 200 Index, which returned -8.82% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the S&P ASX 200 Index. The Portfolio attempts to track the S&P ASX 200 Index by investing all, or substantially all, of its assets in stocks that make up the S&P ASX 200 Index. The Portfolio may not always hold all of the same securities as the S&P ASX 200 Index.
For the reporting period, the Portfolio underperformed the S&P ASX 200 Index. The top performing sectors for the year were industrials, health care and consumer discretionary. Conversely, the bottom performing sectors for the year were materials, financials and energy.
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

Commonwealth Bank of Australia	10.2%
Westpac Banking Corp.	7.8%
Australia & New Zealand Banking Group Ltd.	5.7%
National Australia Bank Ltd.	5.6%
Telstra Corp., Ltd.	4.8%
BHP Billiton Ltd.	4.0%
CSL Ltd.	3.5%
Wesfarmers Ltd.	3.3%
Woolworths Ltd.	2.2%
Macquarie Group Ltd.	2.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
The Portfolio utilized index futures, which allowed the Portfolio to maintain equity-like exposure for its cash position, while retaining their cash-like liquidity. The Portfolio’s use of index futures had no material impact to returns for the period.
Current Outlook and Strategy: The Portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the S&P ASX 200 Index.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Australia Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	Since Inception of Class I March 2, 2011
Class I	-9.26%	-1.13%
S&P ASX 200 Index	-8.82%	-0.38%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Australia Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Emerging Markets Index Portfolio

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	27.8%
Information Technology	20.9%
Consumer Discretionary	9.9%
Consumer Staples	8.3%
Energy	7.1%
Telecommunication Services	6.8%
Industrials	6.7%
Materials	6.1%
Utilities	3.0%
Health Care	2.9%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Emerging Markets Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance*: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of  -15.43% compared to the MSCI Emerging Markets Index (“MSCI EM Index”), which returned -14.92% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EM Index. The Portfolio attempts to track the MSCI EM Index by investing all, or substantially all, of its assets in the stocks that make up the MSCI EM Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the MSCI EM Index. This approach is employed because of the relatively large number of small and/or illiquid stocks in the MSCI EM Index. The Portfolio may not always hold all of the same securities as the MSCI EM Index.
For the reporting period, the Portfolio outperformed the MSCI Emerging Markets Index before the deduction of fees and
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

Samsung Electronics Co., Ltd.	3.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.1%
Tencent Holdings Ltd.	2.9%
China Mobile Ltd.	2.0%
China Construction Bank	1.7%
Naspers Ltd.	1.6%
Industrial & Commercial Bank of China	1.3%
Alibaba Group Holding Ltd. ADR	1.2%
Bank of China Ltd.	1.0%
Hon Hai Precision Industry Co., Ltd.	1.0%
Portfolio holdings are subject to change daily.
expenses, but underperformed net of fees and expenses. The strongest performing countries were Hungary and Russia. Conversely, Greece and Colombia were the weakest performing countries. The top performing sectors were health care, information technology, and consumer staples. The bottom performing sectors were materials, utilities, and telecommunication services.
Current Strategy and Outlook: The Portfolio invests principally in equity securities and employs a “passive management” approach designed to track the performance of the MSCI Emerging Markets Index.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Emerging Markets Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	Since Inception of Classes I and S December 19, 2011
Class I	-15.28%	-2.01%
Class S	-15.43%	-2.23%
MSCI EM Index	-14.92%	-0.29%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Euro STOXX 50® Index Portfolio

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	26.0%
Industrials	12.1%
Consumer Staples	11.3%
Health Care	11.2%
Consumer Discretionary	10.6%
Energy	6.4%
Telecommunication Services	6.0%
Information Technology	6.0%
Utilities	5.1%
Materials	4.7%
Assets in Excess of Other Liabilities	0.6%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Euro STOXX 50® Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the EURO STOXX 50® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance*: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of  -4.21% compared to the EURO STOXX 50® Index, which returned -4.47% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the EURO STOXX 50® Index. The Portfolio attempts to track the performance of the EURO STOXX 50® Index by investing all, or substantially all, of its assets in the stocks that make up the EURO STOXX 50® Index. The Portfolio may not always hold all of the same securities as the EURO STOXX 50® Index.
For the reporting period, the Portfolio outperformed the EURO STOXX 50® Index. The top performing sectors were consumer staples, information technology, and consumer discretionary. Conversely, the bottom performing sectors were utilities, energy, and materials.
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

Total S.A.	4.7%
Bayer AG	4.4%
Sanofi	4.4%
Anheuser-Busch InBev Worldwide, Inc.	4.1%
Daimler AG	3.6%
Allianz SE	3.5%
SAP SE	3.3%
Siemens AG	3.3%
Banco Santander SA	3.1%
BASF SE	3.0%
Portfolio holdings are subject to change daily.
The Portfolio utilized index futures, which allowed the Portfolio to maintain equity-like exposure for its cash position, while retaining their cash-like liquidity. The Portfolio’s use of index futures had no material impact to returns for the period.
Current Strategy and Outlook: The Portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the EURO STOXX 50® Index.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Euro STOXX 50® Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV and I August 17, 2009
Class ADV	-4.64%	1.72%	2.23%
Class I	-4.21%	2.20%	2.73%
EURO STOXX 50® Index	-4.47%	2.00%	2.53%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Euro STOXX 50® Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya FTSE 100 Index® Portfolio

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	23.1%
Consumer Staples	18.2%
Energy	12.1%
Consumer Discretionary	10.9%
Health Care	10.2%
Industrials	6.8%
Telecommunication Services	6.3%
Materials	5.4%
Utilities	4.5%
Information Technology	1.5%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya FTSE 100 Index® Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the FTSE 100 Index®. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance*: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of  -6.72% compared to the FTSE 100 Index®, which returned -6.72% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the FTSE 100 Index®. The Portfolio attempts to track the FTSE 100 Index® by investing in all, or substantially all, of its assets in stocks that make up the FTSE 100 Index®. The Portfolio may not always hold all of the same securities as the FTSE100 Index®.
For the reporting period, the Portfolio outperformed the FTSE 100 Index® before the deduction of fees and expenses. The top performing sectors were consumer staples, information technology, and telecommunication services. Conversely, the worst performing sectors were materials, energy, and financials.
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

HSBC Holdings PLC	6.4%
British American Tobacco PLC	4.3%
GlaxoSmithKline PLC	4.1%
BP PLC	4.0%
Royal Dutch Shell PLC - Class A	3.7%
Vodafone Group PLC	3.6%
AstraZeneca PLC	3.5%
Lloyds Banking Group Plc	2.9%
Diageo PLC	2.9%
Reckitt Benckiser Group PLC	2.5%
Portfolio holdings are subject to change daily.
The Portfolio utilized index futures, which allowed the Portfolio to maintain equity-like exposure for its cash position, while retaining their cash-like liquidity. The Portfolio’s use of index futures had no material impact to returns for the period.
Current Outlook and Strategy: The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the FTSE 100 Index®.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya FTSE 100 Index® Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV and I August 17, 2009
Class ADV	-7.22%	2.56%	5.81%
Class I	-6.72%	3.07%	6.33%
FTSE 100 Index®	-6.72%	3.62%	6.79%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya FTSE 100 Index® Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Hang Seng Index Portfolio

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	56.3%
Information Technology	10.7%
Telecommunication Services	8.2%
Industrials	6.7%
Energy	6.0%
Utilities	4.9%
Consumer Discretionary	2.6%
Consumer Staples	2.4%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Hang Seng Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Hang Seng Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance*: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of  -5.23% compared to the Hang Seng Index, which returned -3.86% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Hang Seng Index. The Portfolio attempts to track the Hang Seng Index by investing all, or substantially all, of its assets in stocks that make up the Hang Seng Index. The Portfolio may not always hold all of the same securities as the Hang Seng Index.
For the reporting period, the Portfolio underperformed the Hang Seng Index. The top performing sectors were information technology, industrials, and telecommunication services. Conversely, the bottom performing sectors were consumer discretionary, energy, and consumer staples.
The Portfolio typically utilized index futures, which allowed the Portfolio to maintain equity-like exposure for its cash position,
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

Tencent Holdings Ltd.	9.9%
HSBC Holdings PLC	9.8%
AIA Group Ltd.	7.7%
China Mobile Ltd.	7.4%
China Construction Bank	6.2%
Industrial & Commercial Bank of China	4.7%
CK Hutchison Holdings Ltd.	3.9%
Bank of China Ltd.	3.8%
Hong Kong Exchanges and Clearing Ltd.	3.1%
Ping An Insurance Group Co. of China Ltd.	3.1%
Portfolio holdings are subject to change daily.
while retaining their cash-like liquidity. The Portfolio’s use of index futures had no material impact to returns for the period.
Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Hang Seng Index.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Hang Seng Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 4, 2009
Class ADV	-5.52%	1.03%	6.03%
Class I	-5.00%	1.54%	6.55%
Class S	-5.23%	1.28%	6.28%
Hang Seng Index	-3.86%	2.67%	8.18%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Hang Seng Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya International Index Portfolio

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	25.5%
Consumer Discretionary	13.0%
Industrials	12.9%
Consumer Staples	11.9%
Health Care	11.7%
Materials	6.3%
Information Technology	5.2%
Telecommunication Services	4.9%
Energy	4.5%
Utilities	3.6%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya International Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance*: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of  -1.07% compared to the MSCI EAFE® Index, which returned -0.81% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EAFE® Index. The Portfolio attempts to track the MSCI EAFE® Index by investing in most of the stocks which make up the MSCI EAFE® Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the MSCI EAFE® Index. The approach is employed because of the relatively large number of small and/or illiquid stocks in the MSCI EAFE® Index. The Portfolio may not always hold all of the same securities as the MSCI EAFE® Index.
For the reporting period, the Portfolio outperformed the MSCI EAFE® Index before the deduction of fees and expenses, but underperformed net of fees and expenses. The top performing sectors were consumer staples and health care. In contrast, the bottom performing sectors were materials and energy. The strongest performing country was Japan while the United
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

Nestle S.A.	1.9%
Novartis AG	1.6%
Roche Holding AG	1.6%
Toyota Motor Corp.	1.4%
HSBC Holdings PLC	1.2%
Novo Nordisk A/S	0.9%
Commonwealth Bank of Australia	0.9%
Bayer AG	0.8%
British American Tobacco PLC	0.8%
Sanofi	0.8%
Portfolio holdings are subject to change daily.
Kingdom, Spain and Norway were the worst performing countries.
The Portfolio typically utilizes index futures, which allows the Portfolio to maintain equity-like exposure for its cash position, while retaining their cash-like liquidity. The Portfolio’s use of derivatives had no material impact to results for the period.
Current Strategy and Outlook: The Federal Reserve Board’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. We believe the disruptions that potentially may emerge from this divergence in central bank policies will demand close attention from investors this year.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya International Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV, I and S March 10, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	-1.43%	2.87%	0.30%	—
Class I	-0.88%	3.38%	0.80%	—
Class S	-1.07%	3.12%	0.54%	—
Class S2	-1.25%	2.95%	—	10.79%
MSCI EAFE® Index	-0.81%	3.60%	1.09%	11.42%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya International Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Japan TOPIX Index® Portfolio

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Industrials	20.5%
Consumer Discretionary	20.2%
Financials	17.5%
Information Technology	10.4%
Consumer Staples	8.6%
Health Care	7.0%
Materials	6.4%
Telecommunication Services	5.3%
Utilities	2.1%
Energy	0.8%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Japan TOPIX Index® Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Tokyo Stock Price Index® (“TOPIX Index”). The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance*: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of 11.01% compared to the TOPIX Index®, which returned 10.95% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the TOPIX Index. The Portfolio attempts to track the TOPIX Index by investing in most of the stocks which make up the TOPIX Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the TOPIX Index. This approach is employed because of the relatively large number of small and/or illiquid stocks in the TOPIX Index. The Portfolio may not always hold all of the same securities as the TOPIX Index.
During the reporting period, the Portfolio outperformed the TOPIX Index®. The top performing sectors for the period were health care, consumer staples, and telecommunication services. Conversely, the bottom performing sectors were energy,
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

Toyota Motor Corp.	4.0%
Mitsubishi UFJ Financial Group, Inc.	2.6%
Nippon Telegraph & Telephone Corp.	1.6%
Sumitomo Mitsui Financial Group, Inc.	1.5%
Honda Motor Co., Ltd.	1.5%
SoftBank Group Corp.	1.5%
Mizuho Financial Group, Inc.	1.5%
KDDI Corp.	1.4%
Japan Tobacco, Inc.	1.3%
Takeda Pharmaceutical Co., Ltd.	1.1%
Portfolio holdings are subject to change daily.
materials and industrials.
The Portfolio utilized index futures, which allowed the Portfolio to maintain equity-like exposure for its cash position, while retaining their cash-like liquidity. The Portfolio’s use of index futures had no material impact to returns for the period.
Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the TOPIX Index®.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Japan TOPIX Index® Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV and I August 17, 2009
Class ADV	10.50%	3.90%	4.80%
Class I	11.01%	4.42%	5.32%
TOPIX Index®	10.95%	5.35%	6.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Japan TOPIX Index® Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Large Cap Growth Index Portfolio

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Information Technology	30.5%
Consumer Discretionary	19.6%
Health Care	18.1%
Consumer Staples	12.1%
Industrials	8.6%
Financials	2.9%
Materials	2.8%
Telecommunication Services	2.6%
Energy	0.5%
Utilities	0.0%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Large Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance*: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of 7.37% compared to the Russell Top 200® Growth Index, which returned 8.18% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Growth Index. The Portfolio attempts to track the Russell Top 200® Growth Index by investing all, or substantially all, of its assets in stocks that make up the Russell Top 200® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Growth Index.
For the reporting period, the Portfolio underperformed the Russell Top 200® Growth Index. Energy, utilities, and materials were the worst performing sectors, while consumer discretionary, consumer staples, and information technology were the top performing sectors.
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

Apple, Inc.	7.8%
Amazon.com, Inc.	3.3%
Microsoft Corp.	3.3%
Facebook, Inc.	2.9%
Alphabet, Inc. - Class A	2.9%
Alphabet, Inc. - Class C	2.9%
Walt Disney Co.	2.3%
Verizon Communications, Inc.	2.2%
Home Depot, Inc.	2.2%
Coca-Cola Co.	2.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
The Portfolio typically utilizes index futures, which allows the Portfolio to maintain equity-like exposure for its cash position, while retaining its cash-like liquidity. The Portfolio’s use of index futures, marginally added to results for the period.
Current Outlook & Strategy: The Federal Reserve Board’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. We believe the disruptions that potentially may emerge from this divergence in central bank policies will demand close attention from investors this year.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Large Cap Growth Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes I and S May 1, 2009	Since Inception of Class ADV July 13, 2015
Class ADV	—	—	—	0.98%
Class I	7.60%	13.90%	16.56%	—
Class S	7.37%	13.61%	16.26%	—
Russell Top 200® Growth Index	8.18%	14.43%	17.14%	1.43%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Growth Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Large Cap Index Portfolio

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Information Technology	21.7%
Health Care	16.2%
Financials	14.8%
Consumer Discretionary	12.0%
Consumer Staples	10.2%
Industrials	9.5%
Energy	6.8%
Telecommunication Services	2.8%
Materials	2.1%
Utilities	1.7%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya RussellTM Large Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance*: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of 1.79% compared to the Russell Top 200® Index, which returned 2.36% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Index. The Portfolio attempts to track the Russell Top 200® Index by investing all, or substantially all, of its assets in stocks that make up the Russell Top 200® Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Index.
For the reporting period, the Portfolio outperformed the Russell Top 200® Index before the deduction of fees and expenses, but underperformed net of fees and expenses. The top performing sectors were consumer discretionary, information technology, and health care. Conversely, the bottom performing sectors were energy, utilities, and materials.
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

Apple, Inc.	4.1%
Microsoft Corp.	3.0%
Exxon Mobil Corp.	2.2%
General Electric Co.	2.0%
Johnson & Johnson	1.9%
Amazon.com, Inc.	1.7%
Wells Fargo & Co.	1.7%
Berkshire Hathaway, Inc. – Class B	1.7%
JPMorgan Chase & Co.	1.6%
Facebook, Inc.	1.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
The Portfolio typically utilizes index futures, which allows the Portfolio to maintain equity-like exposure for its cash position, while retaining its cash-like liquidity. The Portfolio’s use of index futures had no material impact to returns for the period.
Current Outlook & Strategy: The Federal Reserve Board’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. We believe the disruptions that potentially may emerge from this divergence in central bank policies will demand close attention from investors this year.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Large Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV, I and S March 10, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	1.52%	11.93%	7.46%	—
Class I	2.09%	12.53%	8.02%	—
Class S	1.79%	12.20%	7.74%	—
Class S2	1.64%	12.05%	—	17.10%
Russell Top 200® Index	2.36%	12.87%	8.38%	18.13%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Large Cap Value Index Portfolio

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	28.0%
Health Care	14.2%
Energy	13.9%
Information Technology	12.1%
Industrials	10.5%
Consumer Staples	8.2%
Consumer Discretionary	3.8%
Utilities	3.7%
Telecommunication Services	2.9%
Materials	1.3%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Large Cap Value Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance*: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of  -3.77% compared to the Russell Top 200® Value Index, which returned -3.41% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Value Index. The Portfolio attempts to track the Russell Top 200® Value Index by investing all, or substantially all, of its assets in stocks that make up the Russell Top 200® Value Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Value Index.
For the reporting period, the Portfolio outperformed the Russell Top 200® Value Index before the deduction of fees and expenses, but underperformed net of fees and expenses. Health care, telecommunication services, and industrials were the top performing sectors, while energy, information technology, and utilities were the worst performing sectors.
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

Exxon Mobil Corp.	4.7%
General Electric Co.	4.2%
Wells Fargo & Co.	3.6%
Johnson & Johnson	3.5%
JPMorgan Chase & Co.	3.5%
Berkshire Hathaway, Inc. – Class B	3.3%
Procter & Gamble Co.	3.1%
Pfizer, Inc.	2.8%
Microsoft Corp.	2.8%
AT&T, Inc.	2.6%
Portfolio holdings are subject to change daily.
The Portfolio typically utilizes index futures, which allows the Portfolio to maintain equity-like exposure for its cash position, while retaining its cash-like liquidity. The Portfolio’s use of index futures, marginally added to results for the period.
Current Outlook & Strategy: The Federal Reserve Board’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. We believe the disruptions that potentially may emerge from this divergence in central bank policies will demand close attention from investors this year.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Large Cap Value Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes I and S May 1, 2009	Since Inception of Class ADV July 13, 2015
Class ADV	—	—	—	-3.92%
Class I	-3.50%	10.89%	13.77%	—
Class S	-3.77%	10.60%	13.50%	—
Russell Top 200® Value Index	-3.41%	11.27%	14.18%	-3.55%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Value Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Mid Cap Growth Index Portfolio

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Consumer Discretionary	25.1%
Information Technology	19.6%
Industrials	15.6%
Health Care	13.5%
Financials	10.8%
Consumer Staples	8.3%
Materials	4.8%
Energy	0.8%
Telecommunication Services	0.4%
Utilities	0.1%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Mid Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance*: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of  -0.79% compared to the Russell Midcap® Growth Index, which returned -0.20% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Growth Index. The Portfolio attempts to track the Russell Midcap® Growth Index by investing all, or substantially all, of its assets in stocks that make up the Russell Midcap® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Growth Index.
For the reporting period, the Portfolio outperformed the Russell Midcap® Growth Index before the deduction of fees and expenses, but underperformed net of fees and expenses. The top performing sectors were consumer staples, health care, and information technology. Conversely, the bottom performing sectors were energy, utilities, and materials.
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

Crown Castle International Corp.	1.0%
Southwest Airlines Co.	1.0%
McGraw-Hill Cos., Inc.	0.9%
Intuit, Inc.	0.9%
Aon PLC	0.9%
O’Reilly Automotive, Inc.	0.8%
Delphi Automotive PLC	0.8%
LinkedIn Corp.	0.8%
Zoetis, Inc.	0.8%
L Brands, Inc.	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Over the reporting period, the Portfolio invested in index futures, allowing the Portfolio to maintain equity-like exposures for its cash positions, while retaining its cash-like liquidity. The use of index futures had no material impact on the Portfolio’s performance.
Current Outlook & Strategy: The Federal Reserve Board’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. We believe the disruptions that potentially may emerge from this divergence in central bank policies will demand close attention from investors this year.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Mid Cap Growth Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes I, S and S2 May 1, 2009
Class I	-0.59%	11.18%	16.82%
Class S	-0.79%	10.93%	16.55%
Class S2	-0.96%	10.77%	16.38%
Russell Midcap® Growth Index	-0.20%	11.54%	17.20%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Mid Cap Growth Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Mid Cap Index Portfolio

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	22.7%
Consumer Discretionary	16.7%
Information Technology	14.7%
Industrials	12.7%
Health Care	9.8%
Consumer Staples	6.2%
Utilities	6.0%
Materials	5.2%
Energy	4.3%
Telecommunication Services	1.0%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Mid Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance*: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of  -3.06% compared to the Russell Midcap® Index, which returned -2.44% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index. The Portfolio attempts to track the Russell Midcap® Index by investing all, or substantially all, of its assets in stocks that make up the Russell Midcap® Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Index.
For the reporting period, the Portfolio outperformed the Russell Midcap® Index before the deduction of fees and expenses, but underperformed net of fees and expenses. The top performing sectors were consumer staples, health care, and information technology. The worst performing sectors were energy, materials, and industrials.
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

Crown Castle International Corp.	0.5%
Southwest Airlines Co.	0.5%
Intercontinental Exchange, Inc.	0.5%
McGraw-Hill Cos., Inc.	0.4%
Intuit, Inc.	0.4%
Aon PLC	0.5%
O’Reilly Automotive, Inc.	0.4%
Synchrony Financial	0.4%
Delphi Automotive PLC	0.4%
Boston Scientific Corp.	0.4%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
The Portfolio typically utilizes index futures, which allows the Portfolio to maintain equity-like exposure for its cash position, while retaining its cash-like liquidity. The Portfolio’s use of index futures had no material impact on results for the period.
Current Outlook & Strategy: The Federal Reserve Board’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. We believe the disruptions that potentially may emerge from this divergence in central bank policies will demand close attention from investors this year.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Mid Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV, I and S March 10, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	-3.33%	10.50%	8.69%	—
Class I	-2.82%	11.04%	9.23%	—
Class S	-3.06%	10.77%	8.95%	—
Class S2	-3.23%	10.61%	—	19.88%
Russell Midcap® Index	-2.44%	11.44%	9.61%	20.78%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Mid Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Small Cap Index Portfolio

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	25.1%
Information Technology	17.2%
Health Care	15.8%
Consumer Discretionary	13.2%
Industrials	12.1%
Utilities	3.6%
Materials	3.6%
Consumer Staples	3.4%
Energy	2.6%
Telecommunication Services	1.0%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Small Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance*: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of  -4.78% compared to the Russell 2000® Index, which returned -4.41% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell 2000® Index. The Portfolio attempts to track the Russell 2000® Index by investing in most of the stocks which make up the Russell 2000® Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the Russell 2000® Index. This approach is employed because of the relatively large number of small and/or illiquid stocks in the Russell 2000® Index. The Portfolio may not always hold all of the same securities as the Russell 2000® Index.
For the reporting period, the Portfolio outperformed the Russell 2000® Index before the deduction of fees and expenses, but underperformed net of fees and expenses. The top performing sectors were health care, information technology, and
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

STERIS PLC	0.4%
Tyler Technologies, Inc.	0.3%
Dyax, Corp.	0.3%
CubeSmart	0.3%
Manhattan Associates, Inc.	0.3%
Neurocrine Biosciences, Inc.	0.3%
Anacor Pharmaceuticals, Inc.	0.3%
Casey’s General Stores, Inc.	0.3%
Piedmont Natural Gas Co.	0.3%
Vail Resorts, Inc.	0.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
telecommunication services. The worst performing sectors were energy, materials, and industrials.
The Portfolio typically utilizes index futures, which allows the Portfolio to maintain equity-like exposure for its cash position, while retaining its cash-like liquidity. The Portfolio’s use of index futures had no material impact on results for the period.
Current Outlook & Strategy: The Federal Reserve Board’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. We believe the disruptions that potentially may emerge from this divergence in central bank policies will demand close attention from investors this year.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Small Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV, I and S March 10, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	-5.03%	8.60%	8.34%	—
Class I	-4.55%	9.15%	8.87%	—
Class S	-4.78%	8.89%	8.59%	—
Class S2	-4.94%	8.72%	—	17.92%
Russell 2000® Index	-4.41%	9.19%	9.06%	18.59%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Small Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya U.S. Bond Index Portfolio

Investment Type Allocation as of December 31, 2015 (as a percentage of net assets)

U.S. Treasury Obligations	40.2%
U.S. Government Agency Obligations	32.9%
Corporate Bonds/Notes	25.2%
Foreign Government Bonds	3.6%
Collateralized Mortgage Obligations	1.2%
Municipal Bonds	0.9%
Asset-Backed Securities	0.6%
Liabilities in Excess of Other Assets*	(4.6)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya U.S. Bond Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Barclays U.S. Aggregate Bond Index. The Portfolio is managed by Bob Kase, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance*: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of 0.23% compared to the Barclays U.S. Aggregate Bond Index (the “Index” or “Barclays U.S. Aggregate Bond”), which returned 0.55% for the same period.
Portfolio Specifics**: The Portfolio is designed to perform similarly with the Index. The securities held in the Portfolio are a representative sample of the securities in the Index. The portfolio outperformed the Index gross of fees and expenses, but underperformed net of fees and expenses for the reporting period. Positive security selection offset unfavorable asset allocation. Duration and curve position throughout the reporting period was kept very close to that of the Index and had a minor positive impact to returns over the period.
Throughout the year, Treasury futures were used to manage duration. These holdings, along with cash bonds, led our duration and curve management to be in line with the Index. Credit default swaps, which when combined with cash bonds, were also in line with the Index for the reporting period.
Current Strategy and Outlook: Our view is that U.S. growth is poised to stay closely tethered to a frustratingly low potential rate. We believe momentum in the household formation rate is likely to continue and is a sign of the continued resilience of the U.S. consumer. However, a continued cautious stance toward leverage, particularly within the millennial generation, is subduing the upside to growth.
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

United States Treasury Note, 1.750%, 12/31/20	2.3%
Ginnie Mae, 3.500%, 11/20/41	2.2%
Fannie Mae, 3.500%, 06/25/42	2.0%
Freddie Mac, 3.500%, 07/15/41	1.9%
United States Treasury Note, 1.250%, 12/15/18	1.7%
United States Treasury Note, 0.625%, 07/15/16	1.4%
United States Treasury Note/Bond, 2.875%, 08/15/45	1.4%
United States Treasury Note, 1.875%, 09/30/17	1.3%
United States Treasury Note/Bond, 2.250%, 11/15/25	1.3%
Fannie Mae, 3.000%, 05/01/43	1.3%
Portfolio holdings are subject to change daily.
While U.S. dollar strength will continue to weigh on near term growth prospects, we believe this headwind will wane throughout 2016.
The U.S. Federal Reserve’s (the “Fed”) decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. The disruptions that potentially may emerge from this divergence in central bank policies will demand close attention from investors in 2016. We believe G-3 central banks will be progressively less effective in either calibrating monetary policy to economic conditions, or achieving desired growth or inflation outcomes. Central banks are addressing only the demand side of the economy, while there is significant supply side weakness arising from historically low productivity growth and low labor force participation. Central bank policy deployment is now more likely to cause market confusion and volatility, in contrast to generally positive influence to markets over prior years.
The speed of the Fed’s normalization actions will be driven by supply-side and/or productivity improvements, or lack thereof. It is our opinion that a continuation of the relatively muted growth in supply side factors would be received negatively by the market and would pressure the Fed to accelerate the near term pace of tightening, while also lowering the terminal funds rate. Additionally, the lack of top-line revenue growth, paired with continued pressure for a larger share of income for labor, will pressure corporate margins from their historically high levels. We believe that higher levels of nominal growth will ultimately prove necessary for more leveraged entities.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya U.S. Bond Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Class I March 7, 2008	Since Inception of Classes ADV and S March 10, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	-0.34%	2.33%	—	3.29%	—
Class I	0.23%	2.83%	3.80%	—	—
Class S	-0.01%	2.58%	—	3.53%	—
Class S2	-0.26%	2.43%	—	—	3.60%
Barclays U.S. Aggregate Bond	0.55%	3.25%	4.24%	4.21%	4.39%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. Bond Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Prior to February 21, 2012, the Portfolio was advised by a different sub-adviser.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*
Voya Australia Index Portfolio
Class I	$1,000.00	$930.40	0.45%	$2.19	$1,000.00	$1,022.94	0.45%	$2.29
Voya Emerging Markets Index Portfolio
Class I	$1,000.00	$823.30	0.57%	$2.62	$1,000.00	$1,022.33	0.57%	$2.91
Class S	1,000.00	822.80	0.82	3.77	1,000.00	1,021.07	0.82	4.18
Voya Euro STOXX 50® Index Portfolio
Class ADV	$1,000.00	$924.30	0.94%	$4.56	$1,000.00	$1,020.47	0.94%	$4.79
Class I	1,000.00	925.90	0.44	2.14	1,000.00	1,022.99	0.44	2.24
Voya FTSE 100 Index® Portfolio
Class ADV	$1,000.00	$906.20	0.92%	$4.42	$1,000.00	$1,020.57	0.92%	$4.69
Class I	1,000.00	908.70	0.42	2.02	1,000.00	1,023.09	0.42	2.14
Voya Hang Seng Index Portfolio
Class ADV	$1,000.00	$835.30	1.19%	$5.50	$1,000.00	$1,019.21	1.19%	$6.06
Class I	1,000.00	837.50	0.69	3.20	1,000.00	1,021.73	0.69	3.52
Class S	1,000.00	836.60	0.94	4.35	1,000.00	1,020.47	0.94	4.79

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*
Voya International Index Portfolio
Class ADV	$1,000.00	$930.50	0.97%	$4.72	$1,000.00	$1,020.32	0.97%	$4.94
Class I	1,000.00	932.80	0.48	2.34	1,000.00	1,022.79	0.48	2.45
Class S	1,000.00	931.40	0.73	3.55	1,000.00	1,021.53	0.73	3.72
Class S2	1,000.00	931.20	0.88	4.28	1,000.00	1,020.77	0.88	4.48
Voya Japan TOPIX Index® Portfolio
Class ADV	$1,000.00	$959.80	0.91%	$4.50	$1,000.00	$1,020.62	0.91%	$4.63
Class I	1,000.00	962.00	0.41	2.03	1,000.00	1,023.14	0.41	2.09
Voya RussellTM Large Cap Growth Index Portfolio
Class ADV(1)	$1,000.00	$1,009.80	0.93%	$4.38	$1,000.00	$1,020.52	0.93%	$4.74
Class I	1,000.00	1,038.90	0.43	2.21	1,000.00	1,023.04	0.43	2.19
Class S	1,000.00	1,037.40	0.68	3.49	1,000.00	1,021.78	0.68	3.47
Voya RussellTM Large Cap Index Portfolio
Class ADV	$1,000.00	$1,005.80	0.87%	$4.40	$1,000.00	$1,020.82	0.87%	$4.43
Class I	1,000.00	1,008.80	0.37	1.87	1,000.00	1,023.34	0.37	1.89
Class S	1,000.00	1,007.00	0.62	3.14	1,000.00	1,022.08	0.62	3.16
Class S2	1,000.00	1,006.30	0.77	3.89	1,000.00	1,021.32	0.77	3.92
Voya RussellTM Large Cap Value Index Portfolio
Class ADV(1)	$1,000.00	$960.80	0.92%	$4.23	$1,000.00	$1,020.57	0.92%	$4.69
Class I	1,000.00	975.60	0.42	2.09	1,000.00	1,023.09	0.42	2.14
Class S	1,000.00	974.40	0.67	3.33	1,000.00	1,021.83	0.67	3.41
Voya RussellTM Mid Cap Growth Index Portfolio
Class I	$1,000.00	$956.30	0.45%	$2.22	$1,000.00	$1,022.94	0.45%	$2.29
Class S	1,000.00	955.10	0.70	3.45	1,000.00	1,021.68	0.70	3.57
Class S2	1,000.00	954.70	0.85	4.19	1,000.00	1,020.92	0.85	4.33
Voya RussellTM Mid Cap Index Portfolio
Class ADV	$1,000.00	$948.70	0.93%	$4.57	$1,000.00	$1,020.52	0.93%	$4.74
Class I	1,000.00	951.00	0.43	2.11	1,000.00	1,023.04	0.43	2.19
Class S	1,000.00	950.00	0.68	3.34	1,000.00	1,021.78	0.68	3.47
Class S2	1,000.00	948.90	0.83	4.08	1,000.00	1,021.02	0.83	4.23
Voya RussellTM Small Cap Index Portfolio
Class ADV	$1,000.00	$910.20	0.95%	$4.57	$1,000.00	$1,020.42	0.95%	$4.84
Class I	1,000.00	912.90	0.45	2.17	1,000.00	1,022.94	0.45	2.29
Class S	1,000.00	911.60	0.70	3.37	1,000.00	1,021.68	0.70	3.57
Class S2	1,000.00	910.50	0.85	4.09	1,000.00	1,020.92	0.85	4.33
Voya U.S. Bond Index Portfolio
Class ADV	$1,000.00	$1,002.50	0.90%	$4.54	$1,000.00	$1,020.67	0.90%	$4.58
Class I	1,000.00	1,005.20	0.40	2.02	1,000.00	1,023.19	0.40	2.04
Class S	1,000.00	1,003.40	0.65	3.28	1,000.00	1,021.93	0.65	3.31
Class S2	1,000.00	1,002.20	0.80	4.04	1,000.00	1,021.17	0.80	4.08

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was July 13, 2015. Expenses paid for the actual Portfolio’s return reflect the 171-day period ended December 31, 2015.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Voya Variable Portfolios, Inc.
We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Australia Index Portfolio, Voya Emerging Markets Index Portfolio, Voya Euro STOXX 50® Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya Hang Seng Index Portfolio, Voya International Index Portfolio, Voya Japan TOPIX Index® Portfolio, Voya Russell™ Large Cap Growth Index Portfolio, Voya Russell™ Large Cap Index Portfolio, Voya Russell™ Large Cap Value Index Portfolio, Voya Russell™ Mid Cap Growth Index Portfolio, Voya Russell™ Mid Cap Index Portfolio, Voya Russell™ Small Cap Index Portfolio, and Voya U.S. Bond Index Portfolio, each a series of Voya Variable Portfolios, Inc., as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Variable Portfolios, Inc. as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 19, 2016

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

	Voya Australia Index Portfolio	Voya Emerging Markets Index Portfolio	Voya Euro STOXX 50® Index Portfolio	Voya FTSE 100 Index® Portfolio
ASSETS:
Investments in securities at fair value+*	$110,782,897	$508,441,419	$426,687,776	$337,744,077
Short-term investments at fair value**	4,467,857	12,085,321	—	571,416
Total investments at fair value	$115,250,754	$520,526,740	$426,687,776	$338,315,493
Cash	—	815	1,803,502	1,415,992
Cash collateral for futures	307,658	178,500	326,691	508,654
Foreign currencies at value***	382,440	706,890	—	724,820
Foreign cash collateral for futures****	251,324	—	342,386	208,753
Receivables:
Fund shares sold	82	2,348,749	29,669	35,198
Dividends	235,115	1,190,329	254,813	823,818
Foreign currency settlement (Note 14)	6,566	5,915	3,860	5,996
Foreign tax reclaims	—	—	159,616	4,016
Unrealized appreciation on forward foreign currency contracts	17,321	—	13,237	2,782
Prepaid expenses	230	1,216	988	800
Other assets	2,270	4,195	8,655	7,012
Total assets	116,453,760	524,963,349	429,631,193	342,053,334
LIABILITIES:
Payable for investment securities purchased	48,584	293,469	—	—
Payable for fund shares redeemed	25,024	3,935,762	95,521	80,677
Payable upon receipt of securities loaned	1,798,857	9,157,321	—	571,416
Unrealized depreciation on forward foreign currency contracts	—	—	65,858	70,630
Payable for investment management fees	33,047	175,843	129,942	102,594
Payable for distribution and shareholder service fees	—	—	13,682	2,790
Payable to custodian due to bank overdraft	153,638	—	—	—
Payable to custodian due to foreign currency overdraft*****	—	—	27,284	—
Payable for directors fees	822	2,945	2,298	1,960
Payable to directors under the deferred compensation plan (Note 6)	2,270	4,195	8,655	7,012
Other accrued expenses and liabilities	54,213	421,242	183,557	87,547
Total liabilities	2,116,455	13,990,777	526,797	924,626
NET ASSETS	$114,337,305	$510,972,572	$429,104,396	$341,128,708
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$151,468,534	$650,086,607	$423,152,504	$306,911,855
Undistributed net investment income	7,312,488	11,450,798	11,869,992	14,123,925
Accumulated net realized gain (loss)	(28,477,227)	(41,633,374)	(51,183,360)	5,604,435
Net unrealized appreciation (depreciation)	(15,966,490)	(108,931,459)	45,265,260	14,488,493
NET ASSETS	$114,337,305	$510,972,572	$429,104,396	$341,128,708
+ Including securities loaned at value	$1,697,307	$8,610,804	$—	$543,659
* Cost of investments in securities	$127,046,976	$617,387,142	$381,331,978	$323,252,583
** Cost of short-term investments	$4,467,857	$12,085,321	$—	$571,416
*** Cost of foreign currencies	$379,612	$712,634	$—	$729,372
**** Cost of foreign cash collateral for futures	$251,324	$—	$342,386	$208,753
***** Cost of foreign currency overdraft	$—	$—	$25,633	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015 (continued)

	Voya Australia Index Portfolio	Voya Emerging Markets Index Portfolio	Voya Euro STOXX 50® Index Portfolio	Voya FTSE 100 Index® Portfolio
Class ADV
Net assets	n/a	n/a	$31,758,300	$6,484,194
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	3,295,986	678,316
Net asset value and redemption price per share	n/a	n/a	$9.64	$9.56
Class I
Net assets	$114,337,305	$510,961,833	$397,346,096	$334,644,514
Shares authorized	100,000,000	100,000,000	200,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	14,487,506	57,708,754	40,786,331	34,679,726
Net asset value and redemption price per share	$7.89	$8.85	$9.74	$9.65
Class S
Net assets	n/a	$10,739	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	1,218	n/a	n/a
Net asset value and redemption price per share	n/a	$8.82	n/a	n/a
Class S2
Net assets	n/a	n/a	n/a	n/a
Shares authorized	n/a	n/a	n/a	n/a
Par value	n/a	n/a	n/a	n/a
Shares outstanding	n/a	n/a	n/a	n/a
Net asset value and redemption price per share	n/a	n/a	n/a	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

	Voya Hang Seng Index Portfolio	Voya International Index Portfolio	Voya Japan TOPIX Index® Portfolio	Voya Russell™ Large Cap Growth Index Portfolio
ASSETS:
Investments in securities at fair value+*	$70,682,166	$1,358,600,969	$382,058,125	$546,235,775
Short-term investments at fair value**	1,027,000	19,509,962	4,493,840	15,672,846
Total investments at fair value	$71,709,166	$1,378,110,931	$386,551,965	$561,908,621
Cash	—	86	2,779,533	680
Cash collateral for futures	290,657	261,020	1,044,977	605,444
Foreign currencies at value***	269,265	194,646	1,148,843	—
Foreign cash collateral for futures****	114,270	—	337,260	—
Receivables:
Investment securities sold	—	68,734	440,313	—
Fund shares sold	47,100	4,645,616	273	58,607
Dividends	218	1,414,751	431,501	568,419
Foreign currency settlement (Note 14)	736	1,026,922	1,086	52,557
Foreign tax reclaims	—	1,270,796	—	—
Unrealized appreciation on forward foreign currency contracts	521	—	30,386	—
Prepaid expenses	176	3,024	836	1,036
Reimbursement due from manager	—	87,350	—	—
Other assets	1,878	45,179	5,916	6,710
Total assets	72,433,987	1,387,129,055	392,772,889	563,202,074
LIABILITIES:
Payable for investment securities purchased	—	68,802	1,455,783	—
Payable for fund shares redeemed	9,625	7,534,881	129,927	2,025,801
Payable upon receipt of securities loaned	—	12,093,962	4,493,840	1,699,791
Unrealized depreciation on forward foreign currency contracts	111	—	61,546	—
Payable for investment management fees	31,010	540,180	115,667	190,560
Payable for distribution and shareholder service fees	7,115	354,383	10,408	59,166
Payable to custodian due to bank overdraft	57,506	—	—	—
Payable for directors fees	512	7,543	1,894	2,740
Payable to directors under the deferred compensation plan (Note 6)	1,878	45,179	5,916	6,710
Other accrued expenses and liabilities	66,983	478,331	96,399	68,482
Total liabilities	174,740	21,123,261	6,371,380	4,053,250
NET ASSETS	$72,259,247	$1,366,005,794	$386,401,509	$559,148,824
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$59,048,025	$1,462,648,837	$316,878,684	$401,892,548
Undistributed net investment income	4,271,409	36,957,895	4,665,636	6,704,852
Accumulated net realized gain (loss)	(2,797,680)	(151,106,702)	8,778,471	(102,401,225)
Net unrealized appreciation	11,737,493	17,505,764	56,078,718	252,952,649
NET ASSETS	$72,259,247	$1,366,005,794	$386,401,509	$559,148,824
+ Including securities loaned at value	$—	$11,321,596	$4,265,285	$1,665,063
* Cost of investments in securities	$58,923,603	$1,341,144,720	$325,847,312	$293,266,630
** Cost of short-term investments	$1,027,000	$19,509,962	$4,493,840	$15,672,846
*** Cost of foreign currencies	$269,244	$194,926	$1,137,372	$—
**** Cost of foreign cash collateral for futures	$114,270	$—	$337,260	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015 (continued)

	Voya Hang Seng Index Portfolio	Voya International Index Portfolio	Voya Japan TOPIX Index® Portfolio	Voya Russell™ Large Cap Growth Index Portfolio
Class ADV
Net assets	$1,192,296	$803,989,850	$23,399,232	$3,070
Shares authorized	100,000,000	250,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	90,740	91,028,246	2,187,700	119
Net asset value and redemption price per share	$13.14	$8.83	$10.70	$25.76
Class I
Net assets	$40,318,581	$473,680,564	$363,002,277	$283,735,995
Shares authorized	100,000,000	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,043,436	52,502,036	33,480,014	10,953,672
Net asset value and redemption price per share	$13.25	$9.02	$10.84	$25.90
Class S
Net assets	$30,748,370	$86,836,945	n/a	$275,409,759
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	2,328,118	9,694,319	n/a	10,686,155
Net asset value and redemption price per share	$13.21	$8.96	n/a	$25.77
Class S2
Net assets	n/a	$1,498,435	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	167,671	n/a	n/a
Net asset value and redemption price per share	n/a	$8.94	n/a	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

	Voya Russell™ Large Cap Index Portfolio	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio
ASSETS:
Investments in securities at fair value+*	$768,419,120	$401,963,978	$361,421,575	$1,899,634,281
Investments in affiliates at fair value**	—	—	—	2,542,804
Short-term investments at fair value***	20,672,803	1,066,275	24,258,473	74,964,336
Total investments at fair value	$789,091,923	$403,030,253	$385,680,048	$1,977,141,421
Cash	405	5,192	767	844
Cash collateral for futures	740,815	211,120	156,600	894,998
Receivables:
Investment securities sold	—	4,123,533	—	11,633
Fund shares sold	96,035	92,849	39,069	860,668
Dividends	1,006,900	650,978	289,131	2,700,960
Foreign currency settlement (Note 14)	24,372	—	—	—
Foreign tax reclaims	—	650	—	153
Prepaid expenses	1,617	794	784	4,302
Reimbursement due from manager	5,651	—	—	16,249
Other assets	54,492	2,723	5,045	33,552
Total assets	791,022,210	408,118,092	386,171,444	1,981,664,780
LIABILITIES:
Payable for fund shares redeemed	3,130,077	294,233	164,766	9,291,891
Payable upon receipt of securities loaned	1,408,803	119,275	20,665,473	55,386,336
Payable for investment management fees	235,948	125,863	125,157	674,554
Payable for distribution and shareholder service fees	135,436	67,152	63,955	134,882
Payable for directors fees	4,083	1,402	2,009	10,973
Payable to directors under the deferred compensation plan (Note 6)	54,492	2,723	5,045	33,552
Other accrued expenses and liabilities	72,274	36,449	68,049	198,854
Total liabilities	5,041,113	647,097	21,094,454	65,731,042
NET ASSETS	$785,981,097	$407,470,995	$365,076,990	$1,915,933,738
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$511,648,887	$360,803,966	$276,066,769	$905,530,106
Undistributed net investment income	13,612,123	5,963,657	2,048,933	24,203,749
Accumulated net realized gain (loss)	(159,872,453)	(662,307)	(31,238,229)	223,875,556
Net unrealized appreciation	420,592,540	41,365,679	118,199,517	762,324,327
NET ASSETS	$785,981,097	$407,470,995	$365,076,990	$1,915,933,738
+ Including securities loaned at value	$1,379,981	$116,765	$20,160,584	$53,735,087
* Cost of investments in securities	$347,812,842	$360,530,856	$243,205,521	$1,137,147,722
** Cost of investments in affiliates	$—	$—	$—	$2,523,089
*** Cost of short-term investments	$20,672,803	$1,066,275	$24,258,473	$74,964,336
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015 (continued)

	Voya Russell™ Large Cap Index Portfolio	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio
Class ADV
Net assets	$32,065,487	$2,912	n/a	$139,302,020
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	2,040,835	156	n/a	9,305,855
Net asset value and redemption price per share	$15.71	$18.64	n/a	$14.97
Class I
Net assets	$186,400,655	$93,397,503	$67,930,237	$1,434,790,558
Shares authorized	400,000,000	100,000,000	100,000,000	300,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	11,653,457	4,975,619	2,525,821	93,523,217
Net asset value and redemption price per share	$16.00	$18.77	$26.89	$15.34
Class S
Net assets	$566,224,518	$314,070,580	$295,781,196	$323,348,096
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	35,646,705	16,832,569	11,033,452	21,286,573
Net asset value and redemption price per share	$15.88	$18.66	$26.81	$15.19
Class S2
Net assets	$1,290,437	n/a	$1,365,557	$18,493,064
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	80,402	n/a	51,075	1,230,341
Net asset value and redemption price per share	$16.05	n/a	$26.74	$15.03
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

	Voya Russell™ Small Cap Index Portfolio	Voya U.S. Bond Index Portfolio
ASSETS:
Investments in securities at fair value+*	$723,333,824	$3,834,373,438
Short-term investments at fair value**	69,584,639	253,015,711
Total investments at fair value	$792,918,463	$4,087,389,149
Cash	210	6,765,307
Cash collateral for futures	644,231	353,220
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	—	916,000
Foreign currencies at value***	1,210	—
Receivables:
Investment securities sold	—	259,263
Investment securities sold on a delayed-delivery or when-issued basis	—	81,856,761
Fund shares sold	1,018,515	309,920
Dividends	1,084,538	1,193
Interest	—	20,902,511
Prepaid expenses	1,638	7,519
Reimbursement due from manager	10,476	12,660
Other assets	20,880	69,587
Total assets	795,700,161	4,198,843,090
LIABILITIES:
Payable for investment securities purchased	—	6,096,243
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	424,575,134
Payable for fund shares redeemed	3,683,631	13,203,555
Payable upon receipt of securities loaned	50,267,639	85,792,943
Payable for investment management fees	274,376	1,192,116
Payable for distribution and shareholder service fees	92,548	64,962
Payable for directors fees	4,592	18,656
Payable to directors under the deferred compensation plan (Note 6)	20,880	69,587
Other accrued expenses and liabilities	86,183	382,491
Total liabilities	54,429,849	531,395,687
NET ASSETS	$741,270,312	$3,667,447,403
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$437,218,902	$3,636,383,028
Undistributed net investment income	8,855,851	1,924,658
Accumulated net realized gain	84,234,471	692,292
Net unrealized appreciation	210,961,088	28,447,425
NET ASSETS	$741,270,312	$3,667,447,403
+ Including securities loaned at value	$48,605,363	$84,024,526
* Cost of investments in securities	$512,203,860	$3,806,099,076
** Cost of short-term investments	$69,584,639	$252,975,077
*** Cost of foreign currencies	$1,210	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015 (continued)

	Voya Russell™ Small Cap Index Portfolio	Voya U.S. Bond Index Portfolio
Class ADV
Net assets	$80,198,640	$25,746,923
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	5,776,157	2,457,309
Net asset value and redemption price per share	$13.88	$10.48
Class I
Net assets	$392,954,584	$3,390,991,747
Shares authorized	100,000,000	700,000,000
Par value	$0.001	$0.001
Shares outstanding	27,571,708	322,470,734
Net asset value and redemption price per share	$14.25	$10.52
Class S
Net assets	$259,170,851	$248,289,825
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	18,341,362	23,675,071
Net asset value and redemption price per share	$14.13	$10.49
Class S2
Net assets	$8,946,237	$2,418,908
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	642,005	230,528
Net asset value and redemption price per share	$13.93	$10.49
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

	Voya Australia Index Portfolio	Voya Emerging Markets Index Portfolio	Voya Euro STOXX 50® Index Portfolio	Voya FTSE 100 Index® Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,552,060	$14,422,071	$13,550,773	$15,681,731
Interest	2,577	425	—	113
Securities lending income, net	45,898	284,678	609,723	97,950
Total investment income	7,600,535	14,707,174	14,160,496	15,779,794
EXPENSES:
Investment management fees(1)	1,087,969	3,615,895	3,061,208	2,606,021
Distribution and shareholder service fees:
Class ADV(2)	—	6	172,733	34,244
Class S	—	13	—	—
Class S2(3)	—	6	—	—
Transfer agent fees	266	1,468	656	563
Administrative service fees(1)	63,561	212,253	155,471	137,783
Shareholder reporting expense	8,905	20,980	14,965	3,617
Professional fees	17,621	67,317	29,200	29,251
Custody and accounting expense	103,697	695,926	175,445	99,049
Directors fees	4,935	17,668	13,786	11,759
License fee	15,002	176,680	137,855	94,990
Miscellaneous expense	16,191	36,143	43,887	18,704
Interest expense	759	3,773	562	674
Total expenses	1,318,906	4,848,128	3,805,768	3,036,655
Net waived and reimbursed fees	(575,759)	(1,472,364)	(1,608,331)	(1,371,895)
Net expenses	743,147	3,375,764	2,197,437	1,664,760
Net investment income	6,857,388	11,331,410	11,963,059	14,115,034
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(18,415,420)	(24,476,204)	8,702,797	8,894,536
Foreign currency related transactions	(273,429)	(351,049)	(199,917)	(550,537)
Futures	(258,520)	(2,122,532)	427,176	159,881
Net realized gain (loss)	(18,947,369)	(26,949,785)	8,930,056	8,503,880
Net change in unrealized appreciation (depreciation) on:
Investments	(8,217,837)	(69,029,139)	(34,405,677)	(44,049,254)
Foreign currency related transactions	65,933	(44,020)	65,811	(80,362)
Futures	273,504	(154,512)	(128,076)	(134,759)
Net change in unrealized appreciation (depreciation)	(7,878,400)	(69,227,671)	(34,467,942)	(44,264,375)
Net realized and unrealized loss	(26,825,769)	(96,177,456)	(25,537,886)	(35,760,495)
Decrease in net assets resulting from operations	$(19,968,381)	$(84,846,046)	$(13,574,827)	$(21,645,461)
* Foreign taxes withheld	$120,416	$1,851,948	$1,905,915	$206,927

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

(2)
Class ADV of Voya Australia Index Portfolio and Voya Emerging Markets Index Portfolio liquidated on May 28, 2015.

(3)
Class S2 of Voya Emerging Markets Index Portfolio liquidated on May 28, 2015.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

	Voya Hang Seng Index Portfolio	Voya International Index Portfolio	Voya Japan TOPIX Index® Portfolio	Voya Russell™ Large Cap Growth Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,423,928	$44,227,590	$6,185,958	$9,710,761
Interest	—	30,837	210	—
Securities lending income, net	1,055	928,364	76,146	3,986
Total investment income	3,424,983	45,186,791	6,262,314	9,714,747
EXPENSES:
Investment management fees(1)	678,659	6,405,619	2,524,161	2,548,521
Distribution and shareholder service fees:
Class ADV	7,263	4,465,342	100,277	7
Class S	91,685	230,081	—	661,040
Class S2	—	8,630	—	—
Transfer agent fees	363	3,203	558	985
Administrative service fees(1)	38,168	522,782	127,059	181,690
Shareholder reporting expense	6,570	86,051	10,930	39,420
Professional fees	13,797	97,104	22,112	48,310
Custody and accounting expense	100,079	700,855	124,801	66,851
Directors fees	3,072	45,255	11,362	16,439
License fee	45,962	452,543	22,727	—
Miscellaneous expense	8,083	91,201	31,008	16,606
Interest expense	483	1,126	564	210
Total expenses	994,184	13,109,792	2,975,559	3,580,079
Net waived and reimbursed fees	(184,445)	(1,224,253)	(1,325,603)	(547,958)
Net expenses	809,739	11,885,539	1,649,956	3,032,121
Net investment income	2,615,244	33,301,252	4,612,358	6,682,626
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,682,235	(12,302,949)	11,787,785	25,679,817
Foreign currency related transactions	876	612,095	(497,686)	52,557
Futures	(287,796)	(550,411)	1,895,902	49,533
Net realized gain (loss)	4,395,315	(12,241,265)	13,186,001	25,781,907
Net change in unrealized appreciation (depreciation) on:
Investments	(10,768,412)	(28,013,745)	28,603,006	6,124,476
Foreign currency related transactions	481	1,316	54,070	—
Futures	(50,759)	134,858	(91,962)	(346,531)
Net change in unrealized appreciation (depreciation)	(10,818,690)	(27,877,571)	28,565,114	5,777,945
Net realized and unrealized gain (loss)	(6,423,375)	(40,118,836)	41,751,115	31,559,852
Increase (decrease) in net assets resulting from operations	$(3,808,131)	$(6,817,584)	$46,363,473	$38,242,478
* Foreign taxes withheld	$154,797	$3,572,594	$687,315	$—

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

	Voya Russell™ Large Cap Index Portfolio	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$17,547,215	$7,290,709	$4,516,257	34,540,970
Interest	—	—	—	53
Dividends from affiliates	—	—	—	2,431
Securities lending income, net	8,113	4,286	174,865	877,512
Total investment income	17,555,328	7,294,995	4,691,122	35,420,966
EXPENSES:
Investment management fees(1)	2,577,507	1,276,679	1,864,122	8,083,126
Distribution and shareholder service fees:
Class ADV(2)	173,476	7	18	710,640
Class S	1,477,941	535,758	805,361	915,129
Class S2	17,126	—	9,567	98,219
Transfer agent fees	1,159	2,823	873	3,145
Administrative service fees(1)	280,637	70,556	145,545	773,536
Shareholder reporting expense	45,115	17,520	25,550	80,695
Professional fees	51,081	26,235	38,690	111,540
Custody and accounting expense	100,670	31,725	73,000	243,775
Directors fees	24,498	8,413	12,058	65,840
Miscellaneous expense	40,151	9,722	29,283	108,930
Interest expense	263	566	50	3,128
Total expenses	4,789,624	1,980,004	3,004,117	11,197,703
Net waived and reimbursed fees	(89,362)	(280,415)	(403,844)	(17,462)
Net expenses	4,700,262	1,699,589	2,600,273	11,180,241
Net investment income	12,855,066	5,595,406	2,090,849	24,240,725
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	46,337,559	9,708,167	46,558,289	234,355,820
Affiliates	—	—	—	(59,407)
Foreign currency related transactions	24,372	—	—	—
Futures	1,126,970	117,923	546,605	639,499
Net realized gain	47,488,901	9,826,090	47,104,894	234,935,912
Net change in unrealized appreciation (depreciation) on:
Investments	(44,867,407)	(29,103,978)	(49,199,929)	(313,106,424)
Affiliated underlying funds	—	—	—	(534,547)
Futures	(541,444)	(194,679)	(163,087)	(1,028,144)
Net change in unrealized appreciation (depreciation)	(45,408,851)	(29,298,657)	(49,363,016)	(314,669,115)
Net realized and unrealized gain (loss)	2,080,050	(19,472,567)	(2,258,122)	(79,733,203)
Increase (decrease) in net assets resulting from operations	$14,935,116	$(13,877,161)	$(167,273)	$(55,492,478)
* Foreign taxes withheld	$3,790	$3,429	$3,202	$16,059

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

(2)
Class ADV of Voya Russell™ Mid Cap Growth Index Portfolio liquidated on May 28, 2015.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

	Voya Russell™ Small Cap Index Portfolio	Voya U.S. Bond Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$12,138,401	$12,265
Interest, net of foreign taxes withheld*	—	88,663,020
Securities lending income, net	2,068,826	316,502
Total investment income	14,207,227	88,991,787
EXPENSES:
Investment management fees(1)	3,626,458	12,885,065
Distribution and shareholder service fees:
Class ADV	407,999	114,226
Class S	722,886	617,321
Class S2	47,663	12,038
Transfer agent fees	1,966	4,729
Administrative service fees(1)	322,983	1,247,244
Shareholder reporting expense	53,475	136,138
Professional fees	60,638	204,181
Custody and accounting expense	126,450	430,163
Directors fees	27,556	111,936
Miscellaneous expense	52,361	158,991
Interest expense	636	1,354
Total expenses	5,451,071	15,923,386
Net waived and reimbursed fees	(131,593)	(188,972)
Net expenses	5,319,478	15,734,414
Net investment income	8,887,749	73,257,373
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	86,337,769	10,804,865
Foreign currency related transactions	(120)	—
Futures	(256,782)	226,038
Swaps	—	155,826
Net realized gain	86,080,867	11,186,729
Net change in unrealized appreciation (depreciation) on:
Investments	(141,686,334)	(79,195,918)
Futures	(420,491)	132,429
Swaps	—	(80,611)
Net change in unrealized appreciation (depreciation)	(142,106,825)	(79,144,100)
Net realized and unrealized loss	(56,025,958)	(67,957,371)
Increase (decrease) in net assets resulting from operations	$(47,138,209)	$5,300,002
* Foreign taxes withheld	$6,269	$2

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Australia Index Portfolio		Voya Emerging Markets Index Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$6,857,388	$8,314,397	$11,331,410	$12,604,857
Net realized (loss)	(18,947,369)	(1,042,523)	(26,949,785)	(9,072,597)
Net change in unrealized appreciation (depreciation)	(7,878,400)	(15,356,337)	(69,227,671)	(28,852,231)
Decrease in net assets resulting from operations	(19,968,381)	(8,084,463)	(84,846,046)	(25,319,971)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(133)	(105)	(54)	(33)
Class I	(9,771,538)	(7,992,562)	(12,673,939)	(8,397,538)
Class S	—	—	(60)	(40)
Class S2	—	—	(56)	(37)
Total distributions	(9,771,671)	(7,992,667)	(12,674,109)	(8,397,648)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,146,407	31,929,453	126,131,106	228,468,026
Reinvestment of distributions	9,771,538	7,992,562	12,673,940	8,397,538
	17,917,945	39,922,015	138,805,046	236,865,564
Cost of shares redeemed	(64,431,361)	(37,180,306)	(166,101,590)	(173,824,044)
Net increase (decrease) in net assets resulting from capital share transactions	(46,513,416)	2,741,709	(27,296,544)	63,041,520
Net increase (decrease) in net assets	(76,253,468)	(13,335,421)	(124,816,699)	29,323,901
NET ASSETS:
Beginning of year or period	190,590,773	203,926,194	635,789,271	606,465,370
End of year or period	$114,337,305	$190,590,773	$510,972,572	$635,789,271
Undistributed net investment income at end of year or period	$7,312,488	$9,847,837	$11,450,798	$12,678,472

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Euro STOXX 50® Index Portfolio		Voya FTSE 100 Index® Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$11,963,059	$15,640,848	$14,115,034	$28,413,775
Net realized gain	8,930,056	14,441,872	8,503,880	9,693,240
Net change in unrealized appreciation (depreciation)	(34,467,942)	(74,947,468)	(44,264,375)	(65,085,205)
Decrease in net assets resulting from operations	(13,574,827)	(44,864,748)	(21,645,461)	(26,978,190)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,063,805)	(1,000,682)	(419,841)	(238,950)
Class I	(13,860,998)	(16,844,821)	(27,476,747)	(16,476,434)
Net realized gains:
Class ADV	—	—	(180,746)	(532,058)
Class I	—	—	(10,875,058)	(33,333,385)
Total distributions	(14,924,803)	(17,845,503)	(38,952,392)	(50,580,827)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	73,079,264	77,279,833	25,353,598	58,290,148
Reinvestment of distributions	14,924,803	17,845,503	38,952,393	50,580,827
	88,004,067	95,125,336	64,305,991	108,870,975
Cost of shares redeemed	(94,636,688)	(101,715,780)	(81,682,682)	(83,428,489)
Net increase (decrease) in net assets resulting from capital share transactions	(6,632,621)	(6,590,444)	(17,376,691)	25,442,486
Net decrease in net assets	(35,132,251)	(69,300,695)	(77,974,544)	(52,116,531)
NET ASSETS:
Beginning of year or period	464,236,647	533,537,342	419,103,252	471,219,783
End of year or period	$429,104,396	$464,236,647	$341,128,708	$419,103,252
Undistributed net investment income at end of year or period	$11,869,992	$15,031,653	$14,123,925	$27,895,584

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Hang Seng Index Portfolio		Voya International Index Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$2,615,244	$3,343,997	$33,301,252	$40,395,467
Net realized gain (loss)	4,395,315	1,011,494	(12,241,265)	(14,171,010)
Net change in unrealized appreciation (depreciation)	(10,818,690)	(455,140)	(27,877,571)	(100,341,227)
Increase (decrease) in net assets resulting from operations	(3,808,131)	3,900,351	(6,817,584)	(74,116,770)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(37,556)	(40,226)	(24,237,441)	(8,654,053)
Class I	(2,322,850)	(2,121,591)	(15,085,728)	(3,966,540)
Class S	(1,065,471)	(853,855)	(2,530,530)	(704,877)
Class S2	—	—	(34,160)	(13,516)
Total distributions	(3,425,877)	(3,015,672)	(41,887,859)	(13,338,986)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,924,697	20,959,100	158,808,286	260,233,264
Proceeds from shares issued in merger (Note 13)	—	—	—	1,058,745,439
Reinvestment of distributions	3,425,878	3,015,672	41,887,859	13,338,986
	16,350,575	23,974,772	200,696,145	1,332,317,689
Cost of shares redeemed	(47,055,223)	(36,354,731)	(333,453,970)	(374,633,359)
Net increase (decrease) in net assets resulting from capital share transactions	(30,704,648)	(12,379,959)	(132,757,825)	957,684,330
Net increase (decrease) in net assets	(37,938,656)	(11,495,280)	(181,463,268)	870,228,574
NET ASSETS:
Beginning of year or period	110,197,903	121,693,183	1,547,469,062	677,240,488
End of year or period	$72,259,247	$110,197,903	$1,366,005,794	$1,547,469,062
Undistributed net investment income at end of year or period	$4,271,409	$3,422,653	$36,957,895	$42,736,671

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Japan TOPIX Index® Portfolio		Voya Russell™ Large Cap Growth Index Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$4,612,358	$5,212,650	$6,682,626	$5,826,036
Net realized gain	13,186,001	4,089,522	25,781,907	29,077,435
Net change in unrealized appreciation (depreciation)	28,565,114	(28,745,507)	5,777,945	25,616,117
Increase (decrease) in net assets resulting from operations	46,363,473	(19,443,335)	38,242,478	60,519,588
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(186,307)	(129,908)	—	—
Class I	(4,208,992)	(5,481,044)	(3,321,385)	(3,525,724)
Class S	—	—	(2,504,465)	(2,253,990)
Net realized gains:
Class ADV	(247,998)	(950,899)	—	—
Class I	(4,136,589)	(27,240,581)	—	—
Total distributions	(8,779,886)	(33,802,432)	(5,825,850)	(5,779,714)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	91,430,730	51,239,234	84,854,377	100,338,979
Reinvestment of distributions	8,779,886	33,802,432	5,825,850	5,779,714
	100,210,616	85,041,666	90,680,227	106,118,693
Cost of shares redeemed	(113,518,234)	(70,830,898)	(106,086,409)	(96,661,889)
Net increase (decrease) in net assets resulting from capital share transactions	(13,307,618)	14,210,768	(15,406,182)	9,456,804
Net increase (decrease) in net assets	24,275,969	(39,034,999)	17,010,446	64,196,678
NET ASSETS:
Beginning of year or period	362,125,540	401,160,539	542,138,378	477,941,700
End of year or period	$386,401,509	$362,125,540	$559,148,824	$542,138,378
Undistributed net investment income at end of year or period	$4,665,636	$4,381,207	$6,704,852	$5,818,905

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Large Cap Index Portfolio		Voya Russell™ Large Cap Value Index Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$12,855,066	$12,041,579	$5,595,406	$3,131,464
Net realized gain	47,488,901	16,572,025	9,826,090	5,794,343
Net change in unrealized appreciation (depreciation)	(45,408,851)	66,919,394	(29,298,657)	12,638,306
Increase (decrease) in net assets resulting from operations	14,935,116	95,532,998	(13,877,161)	21,564,113
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(422,251)	(411,173)	—	—
Class I	(3,100,399)	(2,772,734)	(797,333)	(765,924)
Class S	(8,446,304)	(8,038,695)	(2,305,935)	(1,828,672)
Class S2	(52,561)	(47,422)	—	—
Net realized gains:
Class ADV	—	—	—	—
Class I	—	—	(630,529)	(735,139)
Class S	—	—	(2,086,592)	(2,000,512)
Total distributions	(12,021,515)	(11,270,024)	(5,820,389)	(5,330,247)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	100,609,958	115,400,174	271,114,610	58,971,291
Reinvestment of distributions	12,021,515	11,270,024	5,820,390	5,330,247
	112,631,473	126,670,198	276,935,000	64,301,538
Cost of shares redeemed	(179,044,698)	(134,318,530)	(57,452,955)	(35,048,667)
Net increase (decrease) in net assets resulting from capital share transactions	(66,413,225)	(7,648,332)	219,482,045	29,252,871
Net increase (decrease) in net assets	(63,499,624)	76,614,642	199,784,495	45,486,737
NET ASSETS:
Beginning of year or period	849,480,721	772,866,079	207,686,500	162,199,763
End of year or period	$785,981,097	$849,480,721	$407,470,995	$207,686,500
Undistributed net investment income at end of year or period	$13,612,123	$11,991,815	$5,963,657	$3,101,190

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Mid Cap Growth Index Portfolio		Voya Russell™ Mid Cap Index Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$2,090,849	$2,588,598	$24,240,725	$25,808,917
Net realized gain	47,104,894	24,728,997	234,935,912	172,741,637
Net change in unrealized appreciation (depreciation)	(49,363,016)	21,099,528	(314,669,115)	77,688,156
Increase (decrease) in net assets resulting from operations	(167,273)	48,417,123	(55,492,478)	276,238,710
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(36)	(2)	(1,231,943)	(782,106)
Class I	(463,018)	(523,892)	(20,928,767)	(19,811,937)
Class S	(2,118,371)	(713,505)	(4,004,346)	(2,844,338)
Class S2	(9,312)	(1,972)	(172,194)	(125,988)
Net realized gains:
Class ADV	—	—	(11,014,196)	(3,375,063)
Class I	—	—	(129,234,654)	(58,040,604)
Class S	—	—	(29,820,784)	(10,249,867)
Class S2	—	—	(1,487,788)	(515,856)
Total distributions	(2,590,737)	(1,239,371)	(197,894,672)	(95,745,759)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	80,357,388	134,246,547	196,641,369	226,658,986
Reinvestment of distributions	2,590,702	1,239,369	197,894,672	95,745,759
	82,948,090	135,485,916	394,536,041	322,404,745
Cost of shares redeemed	(142,711,268)	(90,995,203)	(532,383,997)	(568,992,226)
Net increase (decrease) in net assets resulting from capital share transactions	(59,763,178)	44,490,713	(137,847,956)	(246,587,481)
Net increase (decrease) in net assets	(62,521,188)	91,668,465	(391,235,106)	(66,094,530)
NET ASSETS:
Beginning of year or period	427,598,178	335,929,713	2,307,168,844	2,373,263,374
End of year or period	$365,076,990	$427,598,178	$1,915,933,738	$2,307,168,844
Undistributed net investment income at end of year or period	$2,048,933	$2,566,449	$24,203,749	$26,249,768

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Small Cap Index Portfolio		Voya U.S. Bond Index Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$8,887,749	$9,236,936	$73,257,373	$70,960,887
Net realized gain	86,080,867	85,495,469	11,186,729	49,855,532
Net change in unrealized appreciation (depreciation)	(142,106,825)	(51,082,700)	(79,144,100)	101,453,509
Increase (decrease) in net assets resulting from operations	(47,138,209)	43,649,705	5,300,002	222,269,928
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(539,601)	(457,141)	(428,123)	(239,938)
Class I	(6,150,451)	(6,355,628)	(76,668,973)	(73,018,279)
Class S	(2,455,955)	(2,422,533)	(5,073,615)	(3,891,510)
Class S2	(66,055)	(60,425)	(44,735)	(39,819)
Net realized gains:
Class ADV	(7,081,772)	(4,093,826)	(45,419)	—
Class I	(49,533,155)	(36,974,169)	(7,523,817)	—
Class S	(25,785,726)	(17,913,144)	(512,228)	—
Class S2	(859,795)	(601,965)	(5,046)	—
Total distributions	(92,472,510)	(68,878,831)	(90,301,956)	(77,189,546)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	120,211,794	120,295,161	859,941,130	580,251,370
Reinvestment of distributions	92,472,510	68,878,831	90,301,957	77,189,546
	212,684,304	189,173,992	950,243,087	657,440,916
Cost of shares redeemed	(289,830,985)	(271,172,490)	(1,072,935,325)	(938,236,439)
Net decrease in net assets resulting from capital share transactions	(77,146,681)	(81,998,498)	(122,692,238)	(280,795,523)
Net decrease in net assets	(216,757,400)	(107,227,624)	(207,694,192)	(135,715,141)
NET ASSETS:
Beginning of year or period	958,027,712	1,065,255,336	3,875,141,595	4,010,856,736
End of year or period	$741,270,312	$958,027,712	$3,667,447,403	$3,875,141,595
Undistributed net investment income at end of year or period	$8,855,851	$9,194,159	$1,924,658	$3,368,879

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Australia Index Portfolio
Class I
12-31-15	9.16	0.36•	(1.14)	(0.78)	0.49	—	—	0.49	—	7.89	(9.26)	0.80	0.45	0.45	4.17	114,337	8
12-31-14	10.01	0.40	(0.85)	(0.45)	0.40	—	—	0.40	—	9.16	(4.95)	0.78	0.43	0.43	4.12	190,588	12
12-31-13	10.34	0.44	(0.20)	0.24	0.57	—	—	0.57	—	10.01	1.91	0.77	0.42	0.42	4.27	203,923	13
12-31-12	8.76	0.41•	1.56	1.97	0.35	0.04	—	0.39	—	10.34	22.91	0.77	0.42	0.42	4.42	194,327	10
03-02-11(5) - 12-31-11	10.00	0.31•	(1.55)	(1.24)	—	—	—	—	—	8.76	(12.40)	0.82	0.47	0.47	3.83	189,709	22
Voya Emerging Markets Index Portfolio
Class I
12-31-15	10.65	0.20•	(1.78)	(1.58)	0.22	—	—	0.22	—	8.85	(15.28)	0.82	0.57	0.57	1.92	510,962	19
12-31-14	11.18	0.21	(0.58)	(0.37)	0.16	—	—	0.16	—	10.65	(3.37)	0.81	0.56	0.56	2.05	635,780	21
12-31-13	12.00	0.22•	(0.98)	(0.76)	0.01	0.05	—	0.06	—	11.18	(6.30)	0.82	0.57	0.57	2.03	606,455	19
12-31-12	10.32	0.16•	1.53	1.69	—	0.01	—	0.01	—	12.00	16.38	0.90	0.65	0.65	1.39	112,257	61
12-19-11(5) - 12-31-11	10.00	0.00*	0.32	0.32	—	—	—	—	—	10.32	3.20	0.97	0.72	0.72	0.35	61,384	—
Class S
12-31-15	10.61	0.17•	(1.76)	(1.59)	0.20	—	—	0.20	—	8.82	(15.43)	1.07	0.82	0.82	1.73	11	19
12-31-14	11.14	0.21	(0.61)	(0.40)	0.13	—	—	0.13	—	10.61	(3.59)	1.06	0.81	0.81	1.84	3	21
12-31-13	11.97	0.15	(0.93)	(0.78)	—	0.05	—	0.05	—	11.14	(6.52)	1.07	0.82	0.82	1.38	3	19
12-31-12	10.31	0.20	1.47	1.67	—	0.01	—	0.01	—	11.97	16.20	1.15	0.90	0.90	1.80	4	61
12-19-11(5) - 12-31-11	10.00	0.00*	0.31	0.31	—	—	—	—	—	10.31	3.10	1.22	0.97	0.97	0.11	3	—
Voya Euro STOXX 50® Index Portfolio
Class ADV
12-31-15	10.39	0.24•	(0.69)	(0.45)	0.30	—	—	0.30	—	9.64	(4.64)	1.29	0.94	0.94	2.26	31,758	15
12-31-14	11.88	0.30•	(1.40)	(1.10)	0.39	—	—	0.39	—	10.39	(9.66)	1.29	0.94	0.94	2.63	28,159	13
12-31-13	9.90	0.21•	2.21	2.42	0.44	—	—	0.44	—	11.88	25.45	1.29	0.94	0.94	1.97	36,736	17
12-31-12	8.41	0.21•	1.58	1.79	0.30	—	—	0.30	—	9.90	21.83	1.31	0.96	0.96	2.33	9,377	20
12-31-11	10.49	0.47•	(2.16)	(1.69)	0.39	—	—	0.39	—	8.41	(17.27)	1.27	0.92	0.92	4.54	3,241	34
Class I
12-31-15	10.49	0.28•	(0.68)	(0.40)	0.35	—	—	0.35	—	9.74	(4.21)	0.79	0.44	0.44	2.63	397,346	15
12-31-14	11.96	0.37•	(1.41)	(1.04)	0.43	—	—	0.43	—	10.49	(9.18)	0.79	0.44	0.44	3.19	436,078	13
12-31-13	9.94	0.32•	2.17	2.49	0.47	—	—	0.47	—	11.96	26.09	0.79	0.44	0.44	3.09	496,801	17
12-31-12	8.50	0.28•	1.56	1.84	0.40	—	—	0.40	—	9.94	22.42	0.81	0.46	0.46	3.23	679,952	20
12-31-11	10.57	0.38•	(2.05)	(1.67)	0.40	—	—	0.40	—	8.50	(16.99)	0.77	0.42	0.42	3.68	672,579	34
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya FTSE 100 Index® Portfolio
Class ADV
12-31-15	11.29	0.32	(1.01)	(0.69)	0.73	0.31	—	1.04	—	9.56	(7.22)	1.27	0.92	0.92	3.06	6,484	8
12-31-14	13.59	0.69•	(1.47)	(0.78)	0.47	1.05	—	1.52	—	11.29	(6.85)	1.26	0.91	0.91	5.53	6,675	13
12-31-13	12.25	0.30•	1.89	2.19	0.57	0.28	—	0.85	—	13.59	18.86	1.27	0.92	0.92	2.43	6,057	8
12-31-12	11.48	0.37•	1.34	1.71	0.31	0.63	—	0.94	—	12.25	15.24	1.26	0.91	0.91	3.15	2,642	7
12-31-11	12.46	0.36•	(0.81)	(0.45)	0.35	0.18	—	0.53	—	11.48	(4.13)	1.26	0.91	0.91	2.90	2,562	12
Class I
12-31-15	11.39	0.39•	(1.03)	(0.64)	0.79	0.31	—	1.10	—	9.65	(6.72)	0.77	0.42	0.42	3.61	334,645	8
12-31-14	13.68	0.81	(1.53)	(0.72)	0.52	1.05	—	1.57	—	11.39	(6.39)	0.76	0.41	0.41	6.45	412,428	13
12-31-13	12.31	0.42•	1.84	2.26	0.61	0.28	—	0.89	—	13.68	19.44	0.77	0.42	0.42	3.35	465,162	8
12-31-12	11.59	0.43•	1.34	1.77	0.42	0.63	—	1.05	—	12.31	15.74	0.76	0.41	0.41	3.63	543,630	7
12-31-11	12.53	0.41•	(0.80)	(0.39)	0.37	0.18	—	0.55	—	11.59	(3.61)	0.76	0.41	0.41	3.35	534,948	12
Voya Hang Seng Index Portfolio
Class ADV
12-31-15	14.22	0.31•	(1.02)	(0.71)	0.37	—	—	0.37	—	13.14	(5.52)	1.37	1.19	1.19	2.09	1,192	7
12-31-14	14.10	0.35•	0.08	0.43	0.31	—	—	0.31	—	14.22	3.23	1.37	1.25	1.25	2.47	1,647	11
12-31-13	14.12	0.27•	0.21	0.48	0.50	—	—	0.50	—	14.10	3.60	1.36	1.26	1.26	1.94	1,816	9
12-31-12	11.10	0.21•	2.90	3.11	0.09	—	—	0.09	—	14.12	28.14	1.34	1.24	1.24	1.69	1,607	9
12-31-11	13.98	0.23•	(2.77)	(2.54)	0.34	—	—	0.34	—	11.10	(18.71)	1.37	1.27	1.27	1.85	1,874	15
Class I
12-31-15	14.34	0.40•	(1.02)	(0.62)	0.47	—	—	0.47	—	13.25	(5.00)	0.87	0.69	0.69	2.65	40,319	7
12-31-14	14.22	0.42•	0.07	0.49	0.37	—	—	0.37	—	14.34	3.69	0.87	0.75	0.75	2.96	73,751	11
12-31-13	14.23	0.32•	0.24	0.56	0.57	—	—	0.57	—	14.22	4.15	0.86	0.76	0.76	2.31	79,094	9
12-31-12	11.20	0.31•	2.89	3.20	0.17	—	—	0.17	—	14.23	28.70	0.84	0.74	0.74	2.49	97,820	9
12-31-11	14.04	0.27•	(2.76)	(2.49)	0.35	—	—	0.35	—	11.20	(18.23)	0.87	0.77	0.77	2.11	94,207	15
Class S
12-31-15	14.30	0.35•	(1.01)	(0.66)	0.43	—	—	0.43	—	13.21	(5.23)	1.12	0.94	0.94	2.40	30,748	7
12-31-14	14.17	0.36•	0.10	0.46	0.33	—	—	0.33	—	14.30	3.41	1.12	1.00	1.00	2.57	34,800	11
12-31-13	14.19	0.28•	0.24	0.52	0.54	—	—	0.54	—	14.17	3.84	1.11	1.01	1.01	2.06	40,783	9
12-31-12	11.16	0.29•	2.87	3.16	0.13	—	—	0.13	—	14.19	28.41	1.09	0.99	0.99	2.29	54,629	9
12-31-11	14.00	0.26•	(2.77)	(2.51)	0.33	—	—	0.33	—	11.16	(18.45)	1.12	1.02	1.02	1.97	46,295	15
Voya International Index Portfolio
Class ADV
12-31-15	9.19	0.19•	(0.30)	(0.11)	0.25	—	—	0.25	—	8.83	(1.43)(a)	1.06	0.97	0.97	2.03	803,990	2
12-31-14	9.89	0.24•	(0.86)	(0.62)	0.08	—	—	0.08	—	9.19	(6.34)	1.04	0.97	0.97	2.47	917,139	6
12-31-13	8.35	0.17•	1.55	1.72	0.18	—	—	0.18	—	9.89	20.89	1.06	0.99	0.99	1.92	11,587	3
12-31-12	7.25	0.17•	1.13	1.30	0.20	—	—	0.20	—	8.35	18.12	1.09	0.99	0.99	2.28	6,036	6
12-31-11	8.47	0.19•	(1.22)	(1.03)	0.19	—	—	0.19	—	7.25	(12.63)	1.07	1.00	1.00	2.31	3,036	9
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya International Index Portfolio (continued)
Class I
12-31-15	9.37	0.24•	(0.29)	(0.05)	0.30	—	—	0.30	—	9.02	(0.88)(a)	0.56	0.48	0.48	2.51	473,681	2
12-31-14	10.04	0.32•	(0.91)	(0.59)	0.08	—	—	0.08	—	9.37	(5.94)	0.54	0.48	0.48	3.19	535,838	6
12-31-13	8.46	0.22•	1.57	1.79	0.21	—	—	0.21	—	10.04	21.45	0.56	0.50	0.50	2.41	540,135	3
12-31-12	7.33	0.20	1.15	1.35	0.22	—	—	0.22	—	8.46	18.72	0.59	0.50	0.50	2.69	349,512	6
12-31-11	8.54	0.22•	(1.22)	(1.00)	0.21	—	—	0.21	—	7.33	(12.17)	0.57	0.51	0.51	2.73	249,268	9
Class S
12-31-15	9.30	0.21•	(0.28)	(0.07)	0.27	—	—	0.27	—	8.96	(1.07)(a)	0.81	0.73	0.73	2.25	86,837	2
12-31-14	9.97	0.32•	(0.93)	(0.61)	0.06	—	—	0.06	—	9.30	(6.18)	0.79	0.73	0.73	3.18	92,340	6
12-31-13	8.41	0.20•	1.55	1.75	0.19	—	—	0.19	—	9.97	21.09	0.81	0.75	0.75	2.24	122,813	3
12-31-12	7.28	0.19	1.14	1.33	0.20	—	—	0.20	—	8.41	18.50	0.84	0.75	0.75	2.50	86,454	6
12-31-11	8.49	0.21•	(1.23)	(1.02)	0.19	—	—	0.19	—	7.28	(12.44)	0.82	0.76	0.76	2.55	74,367	9
Class S2
12-31-15	9.26	0.19•	(0.28)	(0.09)	0.23	—	—	0.23	—	8.94	(1.25)(a)	1.06	0.88	0.88	1.99	1,498	2
12-31-14	9.93	0.29•	(0.91)	(0.62)	0.05	—	—	0.05	—	9.26	(6.29)	1.04	0.88	0.88	2.93	2,152	6
12-31-13	8.40	0.19•	1.54	1.73	0.20	—	—	0.20	—	9.93	20.89	1.06	0.90	0.90	2.06	2,705	3
12-31-12	7.30	0.15•	1.17	1.32	0.22	—	—	0.22	—	8.40	18.29	1.09	0.90	0.90	1.93	1,797	6
12-31-11	8.52	0.12•	(1.16)	(1.04)	0.18	—	—	0.18	—	7.30	(12.60)	1.07	0.91	0.91	1.60	192	9
Voya Japan TOPIX Index® Portfolio
Class ADV
12-31-15	9.87	0.07•	0.97	1.04	0.09	0.12	—	0.21	—	10.70	10.50	1.26	0.91	0.91	0.69	23,399	16
12-31-14	11.40	0.08•	(0.71)	(0.63)	0.11	0.79	—	0.90	—	9.87	(5.42)	1.25	0.90	0.90	0.80	10,613	6
12-31-13	9.35	0.10•	2.21	2.31	0.21	0.05	—	0.26	—	11.40	24.80	1.27	0.92	0.92	0.92	14,855	5
12-31-12	9.38	0.16•	0.54	0.70	0.09	0.64	—	0.73	—	9.35	7.60	1.25	0.90	0.90	1.68	5,739	9
12-31-11	11.12	0.10•	(1.60)	(1.50)	0.16	0.08	—	0.24	—	9.38	(13.72)	1.32	0.97	0.97	0.97	10,069	45
Class I
12-31-15	9.98	0.14	0.96	1.10	0.12	0.12	—	0.24	—	10.84	11.01	0.76	0.41	0.41	1.25	363,002	16
12-31-14	11.52	0.14	(0.73)	(0.59)	0.16	0.79	—	0.95	—	9.98	(4.98)	0.75	0.40	0.40	1.38	351,513	6
12-31-13	9.42	0.15•	2.23	2.38	0.23	0.05	—	0.28	—	11.52	25.44	0.77	0.42	0.42	1.45	386,305	5
12-31-12	9.47	0.19	0.57	0.76	0.17	0.64	—	0.81	—	9.42	8.19	0.75	0.40	0.40	1.91	425,451	9
12-31-11	11.19	0.16•	(1.62)	(1.46)	0.18	0.08	—	0.26	—	9.47	(13.29)	0.82	0.47	0.47	1.54	423,885	45
Voya Russell™ Large Cap Growth Index Portfolio
Class ADV
07-13-15(5) - 12-31-15	25.51	0.10•	0.15	0.25	—	—	—	—	—	25.76	0.98	1.03	0.93	0.93	0.86	3	19
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Large Cap Growth Index Portfolio (continued)
Class I
12-31-15	24.35	0.35	1.49	1.84	0.29	—	—	0.29	—	25.90	7.60	0.53	0.43	0.43	1.34	283,736	19
12-31-14	21.82	0.31	2.51	2.82	0.29	—	—	0.29	—	24.35	13.10	0.58	0.48	0.48	1.29	280,622	21
12-31-13	16.78	0.28•	5.04	5.32	0.28	—	—	0.28	—	21.82	32.00	0.59	0.49	0.49	1.46	269,977	10
12-31-12	14.82	0.25•	1.90	2.15	0.19	—	—	0.19	—	16.78	14.50	0.59	0.49	0.49	1.50	228,977	17
12-31-11	14.39	0.19•	0.42	0.61	0.18	—	—	0.18	—	14.82	4.21	0.59	0.49	0.49	1.27	221,400	16
Class S
12-31-15	24.23	0.28	1.50	1.78	0.24	—	—	0.24	—	25.77	7.37	0.78	0.68	0.68	1.09	275,410	19
12-31-14	21.73	0.24•	2.50	2.74	0.24	—	—	0.24	—	24.23	12.76	0.83	0.73	0.73	1.05	261,517	21
12-31-13	16.71	0.23•	5.02	5.25	0.23	—	—	0.23	—	21.73	31.68	0.84	0.74	0.74	1.21	207,941	10
12-31-12	14.76	0.21•	1.89	2.10	0.15	—	—	0.15	—	16.71	14.26	0.84	0.74	0.74	1.26	164,697	17
12-31-11	14.34	0.15	0.42	0.57	0.15	—	—	0.15	—	14.76	3.92	0.84	0.74	0.74	1.03	153,812	16
Voya Russell™ Large Cap Index Portfolio
Class ADV
12-31-15	15.66	0.20•	0.04	0.24	0.19	—	—	0.19	—	15.71	1.52	0.88	0.87	0.87	1.27	32,065	6
12-31-14	14.12	0.18	1.54	1.72	0.18	—	—	0.18	—	15.66	12.33	0.88	0.87	0.87	1.22	35,656	5
12-31-13	10.90	0.16•	3.23	3.39	0.17	—	—	0.17	—	14.12	31.39	0.88	0.87	0.87	1.30	32,824	6
12-31-12	9.65	0.16•	1.29	1.45	0.20	—	—	0.20	—	10.90	15.05	0.88	0.87	0.87	1.50	17,492	3
12-31-11	9.58	0.12•	0.07	0.19	0.12	—	—	0.12	—	9.65	1.92	0.88	0.87	0.87	1.26	8,964	9
Class I
12-31-15	15.93	0.29	0.04	0.33	0.26	—	—	0.26	—	16.00	2.09	0.38	0.37	0.37	1.78	186,401	6
12-31-14	14.34	0.26	1.57	1.83	0.24	—	—	0.24	—	15.93	12.91	0.38	0.37	0.37	1.72	188,647	5
12-31-13	11.04	0.23•	3.27	3.50	0.20	—	—	0.20	—	14.34	32.05	0.38	0.37	0.37	1.80	168,428	6
12-31-12	9.78	0.19	1.33	1.52	0.26	—	—	0.26	—	11.04	15.56	0.38	0.37	0.37	1.96	128,779	3
12-31-11	9.68	0.17•	0.09	0.26	0.16	—	—	0.16	—	9.78	2.57	0.38	0.37	0.37	1.76	98,853	9
Class S
12-31-15	15.82	0.24•	0.05	0.29	0.23	—	—	0.23	—	15.88	1.79	0.63	0.62	0.62	1.53	566,225	6
12-31-14	14.25	0.22	1.55	1.77	0.20	—	—	0.20	—	15.82	12.59	0.63	0.62	0.62	1.47	620,477	5
12-31-13	10.98	0.19•	3.25	3.44	0.17	—	—	0.17	—	14.25	31.67	0.63	0.62	0.62	1.54	568,259	6
12-31-12	9.72	0.18	1.31	1.49	0.23	—	—	0.23	—	10.98	15.38	0.63	0.62	0.62	1.70	461,214	3
12-31-11	9.64	0.15•	0.06	0.21	0.13	—	—	0.13	—	9.72	2.13	0.63	0.62	0.62	1.50	397,371	9
Class S2
12-31-15	15.99	0.22•	0.04	0.26	0.20	—	—	0.20	—	16.05	1.64	0.88	0.77	0.77	1.37	1,290	6
12-31-14	14.41	0.20•	1.58	1.78	0.20	—	—	0.20	—	15.99	12.48	0.88	0.77	0.77	1.33	4,700	5
12-31-13	11.13	0.18•	3.29	3.47	0.19	—	—	0.19	—	14.41	31.51	0.88	0.77	0.77	1.42	3,355	6
12-31-12	9.87	0.17•	1.32	1.49	0.23	—	—	0.23	—	11.13	15.17	0.88	0.77	0.77	1.59	618	3
12-31-11	9.81	0.14•	0.07	0.21	0.15	—	—	0.15	—	9.87	2.01	0.88	0.77	0.77	1.47	289	9
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Large Cap Value Index Portfolio
Class ADV
07-13-15(5) - 12-31-15	19.40	0.16•	(0.92)	(0.76)	—	—	—	—	—	18.64	(3.92)	1.02	0.92	0.92	1.84	3	23
Class I
12-31-15	20.03	0.41•	(1.08)	(0.67)	0.33	0.26	—	0.59	—	18.77	(3.50)	0.52	0.42	0.42	2.18	93,398	23
12-31-14	18.37	0.36•	1.87	2.23	0.29	0.28	—	0.57	—	20.03	12.42	0.58	0.48	0.48	1.89	51,205	12
12-31-13	14.30	0.31•	4.14	4.45	0.27	0.11	—	0.38	—	18.37	31.58	0.59	0.49	0.49	1.91	49,681	17
12-31-12	12.51	0.30•	1.75	2.05	0.26	—	—	0.26	—	14.30	16.47	0.61	0.50	0.50	2.21	43,907	28
12-31-11	12.60	0.26•	(0.14)	0.12	0.21	—	—	0.21	—	12.51	0.83	0.59	0.49	0.49	2.04	41,335	20
Class S
12-31-15	19.93	0.37•	(1.10)	(0.73)	0.28	0.26	—	0.54	—	18.66	(3.77)	0.77	0.67	0.67	1.94	314,071	23
12-31-14	18.28	0.31•	1.88	2.19	0.26	0.28	—	0.54	—	19.93	12.22	0.83	0.73	0.73	1.64	156,482	12
12-31-13	14.24	0.27•	4.12	4.39	0.24	0.11	—	0.35	—	18.28	31.28	0.84	0.74	0.74	1.66	112,469	17
12-31-12	12.47	0.27•	1.73	2.00	0.23	—	—	0.23	—	14.24	16.11	0.86	0.75	0.75	1.97	76,203	28
12-31-11	12.57	0.22•	(0.14)	0.08	0.18	—	—	0.18	—	12.47	0.56	0.84	0.74	0.74	1.79	49,250	20
Voya Russell™ Mid Cap Growth Index Portfolio
Class I
12-31-15	27.28	0.20	(0.35)	(0.15)	0.24	—	—	0.24	—	26.89	(0.59)	0.55	0.45	0.45	0.72	67,930	31
12-31-14	24.60	0.22	2.57	2.79	0.11	—	—	0.11	—	27.28	11.41	0.58	0.48	0.48	0.85	111,456	35
12-31-13	18.37	0.14	6.29	6.43	0.20	—	—	0.20	—	24.60	35.24	0.59	0.49	0.49	0.65	5,456	24
12-31-12	15.96	0.18	2.33	2.51	0.10	—	—	0.10	—	18.37	15.74	0.60	0.50	0.50	1.03	3,905	20
12-31-11	16.38	0.09	(0.40)	(0.31)	0.11	—	—	0.11	—	15.96	(2.00)	0.59	0.49	0.49	0.53	4,020	24
Class S
12-31-15	27.19	0.13	(0.33)	(0.20)	0.18	—	—	0.18	—	26.81	(0.79)	0.80	0.70	0.70	0.47	295,781	31
12-31-14	24.53	0.14	2.58	2.72	0.06	—	—	0.06	—	27.19	11.09	0.83	0.73	0.73	0.53	313,923	35
12-31-13	18.32	0.08	6.28	6.36	0.15	—	—	0.15	—	24.53	34.90	0.84	0.74	0.74	0.39	328,358	24
12-31-12	15.91	0.14	2.33	2.47	0.06	—	—	0.06	—	18.32	15.50	0.85	0.75	0.75	0.80	272,387	20
12-31-11	16.33	0.06	(0.41)	(0.35)	0.07	—	—	0.07	—	15.91	(2.20)	0.84	0.74	0.74	0.34	267,999	24
Class S2
12-31-15	27.12	0.08	(0.33)	(0.25)	0.13	—	—	0.13	—	26.74	(0.96)	1.05	0.85	0.85	0.30	1,366	31
12-31-14	24.46	0.11	2.57	2.68	0.02	—	—	0.02	—	27.12	10.98	1.08	0.88	0.88	0.39	2,211	35
12-31-13	18.28	0.05	6.27	6.32	0.14	—	—	0.14	—	24.46	34.72	1.09	0.89	0.89	0.24	2,109	24
12-31-12	15.88	0.11	2.32	2.43	0.03	—	—	0.03	—	18.28	15.30	1.10	0.90	0.90	0.64	1,484	20
12-31-11	16.30	0.04	(0.42)	(0.38)	0.04	—	—	0.04	—	15.88	(2.34)	1.09	0.89	0.89	0.18	1,476	24
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Mid Cap Index Portfolio
Class ADV
12-31-15	16.92	0.11	(0.57)	(0.46)	0.15	1.34	—	1.49	—	14.97	(3.33)	0.93	0.93	0.93	0.71	139,302	11
12-31-14	15.70	0.11	1.75	1.86	0.12	0.52	—	0.64	—	16.92	12.22	0.93	0.93	0.93	0.70	129,172	9
12-31-13	12.25	0.10	3.90	4.00	0.13	0.42	—	0.55	—	15.70	33.51	0.93	0.93	0.93	0.69	94,802	14
12-31-12	10.99	0.13	1.66	1.79	0.10	0.43	—	0.53	—	12.25	16.42	0.94	0.93	0.93	1.12	46,214	10
12-31-11	11.45	0.09	(0.33)	(0.24)	0.13	0.09	—	0.22	—	10.99	(2.31)	0.95	0.93	0.93	0.81	25,606	12
Class I
12-31-15	17.28	0.19	(0.57)	(0.38)	0.22	1.34	—	1.56	—	15.34	(2.82)	0.43	0.43	0.43	1.18	1,434,791	11
12-31-14	16.01	0.19	1.78	1.97	0.18	0.52	—	0.70	—	17.28	12.70	0.43	0.43	0.43	1.17	1,794,154	9
12-31-13	12.45	0.16	3.99	4.15	0.17	0.42	—	0.59	—	16.01	34.20	0.43	0.43	0.43	1.17	1,951,563	14
12-31-12	11.14	0.18	1.70	1.88	0.14	0.43	—	0.57	—	12.45	17.04	0.44	0.43	0.43	1.54	1,455,088	10
12-31-11	11.57	0.15	(0.34)	(0.19)	0.15	0.09	—	0.24	—	11.14	(1.88)	0.45	0.43	0.43	1.26	1,311,921	12
Class S
12-31-15	17.13	0.15	(0.57)	(0.42)	0.18	1.34	—	1.52	—	15.19	(3.06)	0.68	0.68	0.68	0.93	323,348	11
12-31-14	15.88	0.14	1.77	1.91	0.14	0.52	—	0.66	—	17.13	12.44	0.68	0.68	0.68	0.93	365,134	9
12-31-13	12.36	0.13	3.95	4.08	0.14	0.42	—	0.56	—	15.88	33.88	0.68	0.68	0.68	0.93	309,018	14
12-31-12	11.07	0.16	1.67	1.83	0.11	0.43	—	0.54	—	12.36	16.69	0.69	0.68	0.68	1.31	193,939	10
12-31-11	11.50	0.12	(0.34)	(0.22)	0.12	0.09	—	0.21	—	11.07	(2.07)	0.70	0.68	0.68	1.01	149,956	12
Class S2
12-31-15	16.97	0.13	(0.57)	(0.44)	0.16	1.34	—	1.50	—	15.03	(3.23)	0.93	0.83	0.83	0.80	18,493	11
12-31-14	15.74	0.14	1.74	1.88	0.13	0.52	—	0.65	—	16.97	12.30	0.93	0.83	0.83	0.78	18,708	9
12-31-13	12.27	0.12	3.92	4.04	0.15	0.42	—	0.57	—	15.74	33.74	0.93	0.83	0.83	0.81	17,880	14
12-31-12	11.02	0.15	1.65	1.80	0.12	0.43	—	0.55	—	12.27	16.48	0.94	0.83	0.83	1.29	6,791	10
12-31-11	11.48	0.11	(0.34)	(0.23)	0.14	0.09	—	0.23	—	11.02	(2.18)	0.95	0.83	0.83	1.01	2,570	12
Voya Russell™ Small Cap Index Portfolio
Class ADV
12-31-15	16.12	0.09	(0.79)	(0.70)	0.11	1.43	—	1.54	—	13.88	(5.03)	0.97	0.95	0.95	0.62	80,199	13
12-31-14	16.59	0.09	0.55	0.64	0.11	1.00	—	1.11	—	16.12	4.38	0.96	0.95	0.95	0.56	74,405	12
12-31-13	12.64	0.09	4.54	4.63	0.16	0.52	—	0.68	—	16.59	38.04	0.96	0.95	0.95	0.59	63,291	13
12-31-12	11.58	0.15	1.61	1.76	0.07	0.63	—	0.70	—	12.64	15.53	0.97	0.95	0.95	1.23	33,777	15
12-31-11	12.20	0.05	(0.58)	(0.53)	0.09	—	—	0.09	—	11.58	(4.45)	0.97	0.95	0.95	0.46	21,501	15
Class I
12-31-15	16.50	0.17	(0.81)	(0.64)	0.18	1.43	—	1.61	—	14.25	(4.55)	0.47	0.45	0.45	1.09	392,955	13
12-31-14	16.93	0.19	0.55	0.74	0.17	1.00	—	1.17	—	16.50	4.93	0.46	0.45	0.45	1.04	590,477	12
12-31-13	12.86	0.16	4.63	4.79	0.20	0.52	—	0.72	—	16.93	38.75	0.46	0.45	0.45	1.07	655,515	13
12-31-12	11.76	0.21	1.64	1.85	0.12	0.63	—	0.75	—	12.86	16.04	0.47	0.45	0.45	1.65	553,728	15
12-31-11	12.34	0.11	(0.58)	(0.47)	0.11	—	—	0.11	—	11.76	(3.92)	0.47	0.45	0.45	0.90	504,085	15
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Small Cap Index Portfolio (continued)
Class S
12-31-15	16.37	0.13	(0.80)	(0.67)	0.14	1.43	—	1.57	—	14.13	(4.78)	0.72	0.70	0.70	0.85	259,171	13
12-31-14	16.81	0.13	0.57	0.70	0.14	1.00	—	1.14	—	16.37	4.66	0.71	0.70	0.70	0.79	283,518	12
12-31-13	12.78	0.12	4.60	4.72	0.17	0.52	—	0.69	—	16.81	38.38	0.71	0.70	0.70	0.84	332,999	13
12-31-12	11.68	0.17	1.64	1.81	0.08	0.63	—	0.71	—	12.78	15.84	0.72	0.70	0.70	1.41	199,428	15
12-31-11	12.27	0.08	(0.58)	(0.50)	0.09	—	—	0.09	—	11.68	(4.19)	0.72	0.70	0.70	0.62	172,182	15
Class S2
12-31-15	16.16	0.10	(0.79)	(0.69)	0.11	1.43	—	1.54	—	13.93	(4.94)	0.97	0.85	0.85	0.71	8,946	13
12-31-14	16.59	0.10	0.57	0.67	0.10	1.00	—	1.10	—	16.16	4.55	0.96	0.85	0.85	0.63	9,627	12
12-31-13	12.64	0.10	4.54	4.64	0.17	0.52	—	0.69	—	16.59	38.16	0.96	0.85	0.85	0.71	13,451	13
12-31-12	11.59	0.17	1.61	1.78	0.10	0.63	—	0.73	—	12.64	15.67	0.97	0.85	0.85	1.40	5,962	15
12-31-11	12.22	0.08	(0.60)	(0.52)	0.11	—	—	0.11	—	11.59	(4.38)	0.97	0.85	0.85	0.64	2,178	15
Voya U.S. Bond Index Portfolio
Class ADV
12-31-15	10.73	0.15	(0.19)	(0.04)	0.19	0.02	—	0.21	—	10.48	(0.34)	0.91	0.90	0.90	1.49	25,747	213
12-31-14	10.35	0.14	0.40	0.54	0.16	—	—	0.16	—	10.73	5.22	0.91	0.91	0.91	1.31	18,505	209
12-31-13	10.94	0.11	(0.43)	(0.32)	0.16	0.11	—	0.27	—	10.35	(3.02)	0.90	0.90	0.90	1.07	12,857	197
12-31-12	11.04	0.14	0.22	0.36	0.20	0.26	—	0.46	—	10.94	3.35	0.91	0.91	0.91	1.27	11,313	145
12-31-11	10.71	0.17•	0.54	0.71	0.20	0.18	—	0.38	—	11.04	6.75	0.94	0.94	0.94	1.54	9,397	284
Class I
12-31-15	10.76	0.22	(0.20)	0.02	0.24	0.02	—	0.26	—	10.52	0.23	0.41	0.40	0.40	1.98	3,390,992	213
12-31-14	10.38	0.19	0.40	0.59	0.21	—	—	0.21	—	10.76	5.71	0.41	0.41	0.41	1.80	3,613,513	209
12-31-13	10.97	0.17	(0.44)	(0.27)	0.21	0.11	—	0.32	—	10.38	(2.54)	0.40	0.40	0.40	1.57	3,794,207	197
12-31-12	11.07	0.20	0.21	0.41	0.25	0.26	—	0.51	—	10.97	3.85	0.41	0.41	0.41	1.78	3,752,746	145
12-31-11	10.74	0.23	0.53	0.76	0.25	0.18	—	0.43	—	11.07	7.20	0.44	0.44	0.44	2.05	3,479,437	284
Class S
12-31-15	10.73	0.18	(0.18)	0.00*	0.22	0.02	—	0.24	—	10.49	(0.01)	0.66	0.65	0.65	1.74	248,290	213
12-31-14	10.35	0.16	0.40	0.56	0.18	—	—	0.18	—	10.73	5.47	0.66	0.66	0.66	1.56	240,485	209
12-31-13	10.94	0.14	(0.44)	(0.30)	0.18	0.11	—	0.29	—	10.35	(2.80)	0.65	0.65	0.65	1.33	201,854	197
12-31-12	11.04	0.17	0.22	0.39	0.23	0.26	—	0.49	—	10.94	3.59	0.66	0.66	0.66	1.53	263,816	145
12-31-11	10.71	0.19	0.54	0.73	0.22	0.18	—	0.40	—	11.04	6.96	0.69	0.69	0.69	1.79	317,638	284
Class S2
12-31-15	10.74	0.17	(0.20)	(0.03)	0.20	0.02	—	0.22	—	10.49	(0.26)	0.91	0.80	0.80	1.58	2,419	213
12-31-14	10.36	0.15	0.40	0.55	0.17	—	—	0.17	—	10.74	5.31	0.91	0.81	0.81	1.41	2,639	209
12-31-13	10.95	0.14	(0.45)	(0.31)	0.17	0.11	—	0.28	—	10.36	(2.91)	0.90	0.80	0.80	1.18	1,938	197
12-31-12	11.05	0.14•	0.23	0.37	0.21	0.26	—	0.47	—	10.95	3.48	0.91	0.81	0.81	1.31	615	145
12-31-11	10.72	0.17•	0.56	0.73	0.22	0.18	—	0.40	—	11.05	6.87	0.94	0.84	0.84	1.59	207	284
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, International Index’s total return would have been (1.48)%, (0.93)%, (1.17)% and (1.36)% for Classes ADV, I, S and S2, respectively.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015

NOTE 1 — ORGANIZATION
Voya Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”) as an open-end management investment company. The Company was incorporated under the laws of Maryland on June 4, 1996. There are nineteen active separate investment series that comprise the Company. The fourteen series (each, a “Portfolio” and collectively, the “Portfolios”) that are in this report are: Voya Australia Index Portfolio (“Australia Index”), Voya Emerging Markets Index Portfolio (“Emerging Markets Index”), Voya Euro STOXX 50® Index Portfolio (“Euro STOXX 50® Index”), Voya FTSE 100 Index® Portfolio (“FTSE 100 Index®”), Voya Hang Seng Index Portfolio (“Hang Seng Index”), Voya International Index Portfolio (“International Index”), Voya Japan TOPIX Index® Portfolio (“Japan TOPIX Index®”), Voya Russell™ Large Cap Growth Index Portfolio (“Russell™ Large Cap Growth Index”), Voya Russell™ Large Cap Index Portfolio (“Russell™ Large Cap Index”), Voya Russell™ Large Cap Value Index Portfolio (“Russell™ Large Cap Value Index”), Voya Russell™ Mid Cap Growth Index Portfolio (“Russell™ Mid Cap Growth Index”), Voya Russell™ Mid Cap Index Portfolio (“Russell™ Mid Cap Index”), Voya Russell™ Small Cap Index Portfolio (“Russell™ Small Cap Index”), and Voya U.S. Bond Index Portfolio (“U.S. Bond Index”). All of the Portfolios are diversified, except Australia Index, FTSE 100 Index®, and Hang Seng Index, which are non-diversified Portfolios of the Company. Prior to May 1, 2015, Emerging Markets Index was a non-diversified Portfolio of the Company. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class S, and Service 2 (“Class S2”); however each Portfolio may not offer all share classes. Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investments oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under the U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or,

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities as classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolios of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
For the year ended December 31, 2015, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios (except U.S. Bond Index) declare and pay dividends annually. U.S. Bond Index declares and pays dividends quarterly. The Portfolios distribute capital gains distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
E. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Credit Risk. The price of a bond and other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons, or if the issuer is late (or defaults) in paying interest or principal.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a Portfolio that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of December 31, 2015, the maximum amount of loss that Australia Index, Euro STOXX 50® Index, FTSE 100 Index®, Hang Seng Index and Japan TOPIX Index® would

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

incur if the counterparties to its derivative transactions failed to perform would be $17,321, $13,237, $2,782, $521 and $30,386, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts were they to be unwound as of December 31, 2015. There was no collateral posted to any Portfolio as of December 31, 2015.
Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
As of December 31, 2015, Euro STOXX 50® Index, FTSE 100 Index®, Hang Seng Index and Japan TOPIX Index® had a liability position of  $65,858, $70,630, $111 and $61,546, respectively, on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2015, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2015, there was no collateral posted by any Portfolio for open OTC derivative instruments.
H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Summary Portfolio of Investments.
For the year ended December 31, 2015, certain Portfolios have entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio.
During the year ended December 31, 2015, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:
	Buy	Sell
Australia Index	$2,797,607	$994,185
Emerging Markets Index	—	308,417
Euro STOXX 50® Index	5,773,100	1,618,374
FTSE 100 Index®	5,939,558	1,714,181
Hang Seng Index	2,115,109	464,384
Japan TOPIX Index®	7,401,504	2,210,973
For the year ended December 31, 2015, the above Portfolios used forward foreign currency contracts to protect their non-U.S. dollar denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the tables following each respective Summary Portfolio of Investments for open forward foreign currency contracts as of December 31, 2015. There were no open forward foreign currency contracts for Emerging Markts Index at December 31, 2015.
I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolios assets are valued.
Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2015, the below Portfolios had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Australia Index also uses futures contracts as a substitute for purchasing additional securities in the index to increase market exposure. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2015, the Portfolios had average notional values on futures contracts purchased as disclosed below. Please refer to the tables following each respective Summary Portfolio of Investments for open futures contracts as of December 31, 2015.
Australia Index	$3,414,756
Emerging Markets Index	11,016,380
Euro STOXX 50® Index	5,524,126
FTSE 100 Index®	7,146,228
Hang Seng Index	2,650,870
International Index	14,921,330
Japan TOPIX Index®	7,634,118
Russell™ Large Cap Growth Index	11,019,440
Russell™ Large Cap Index	18,633,042
Russell™ Large Cap Value Index	6,207,227
Russell™ Mid Cap Growth Index	6,465,888
Russell™ Mid Cap Index	27,737,022
Russell™ Small Cap Index	23,984,422
U.S. Bond Index	63,766,625
J. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties may enter into swap pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).
The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Summary Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of OTC swap contracts is recorded on the Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments made and/or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations until termination. These upfront payments represent the amounts paid or received when initially entering into the contract to offset the differences between the swap agreements and the prevailing market conditions at time of contract. Upon termination, these upfront

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

payments are recorded as a realized gain or loss on the Statement of Operations. A Portfolio also records periodic payments made or received on the swap contract as a realized gain or loss on the Statements of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Summary Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
In assessing the status of payment or performance risk for a seller of protection, unrealized losses imply widening credit spreads when selling protection. A decrease in fair value and a resulting unrealized loss position suggests a deterioration of the referenced entity’s credit soundness. As the notional amount represents the total obligation that would be due upon a credit event, fair values that approach this loss, offset by any upfront payments received, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Unrealized losses, fair values, and upfront payments for all credit default swap agreements in which a Portfolio is a seller of protection have been disclosed in the Summary Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2015, U.S. Bond Index had an average notional amount of  $45,000,000 on credit default swaps to sell protection on credit default swap indices (“CDX”). The Portfolio enters into credit default swaps on CDX indices to gain additional exposure to certain sectors of the credit market. There were no open credit default swaps to sell protection at December 31, 2015.
K. Securities Lending. Each Portfolio may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. Delayed-Delivery or When-Issued Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Summary Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.
To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At December 31, 2015, U.S. Bond Index had pledged $916,000 in cash collateral to certain counterparties for delayed-delivery or when-issued transactions.
N. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2015, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities and U.S. government securities, were as follows:
	Purchases	Sales
Australia Index	$13,713,502	$63,663,564
Emerging Markets Index	110,775,977	130,795,869
Euro STOXX 50® Index	68,259,276	76,834,564
FTSE 100 Index®	30,544,562	63,798,284
Hang Seng Index	7,026,769	37,934,698
International Index	34,215,735	145,613,656
Japan TOPIX Index®	58,487,060	69,934,323
Russell™ Large Cap Growth Index	100,667,602	114,127,409
Russell™ Large Cap Index	45,600,108	102,809,348
Russell™ Large Cap Value Index	286,312,709	62,290,847
Russell™ Mid Cap Growth Index	123,281,193	185,331,023
Russell™ Mid Cap Index	248,679,307	549,758,652
Russell™ Small Cap Index	113,005,245	286,985,468
U.S. Bond Index	173,972,835	202,902,324
U.S. government securities not included above were as follows:
	Purchases	Sales
U.S. Bond Index	$8,081,253,858	$8,152,088,415
NOTE 4 — INVESTMENT MANAGEMENT AND LICENSING FEES
Prior to May 1, 2015, the Portfolios had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensated the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statements of Operations.
Australia Index(1)	0.60%
Emerging Markets Index(2)	0.55%
Euro STOXX 50® Index(1)	0.60%
FTSE 100 Index®(1)	0.60%
Hang Seng Index(3)	0.60% on the first $250 million; 0.50% on the next $250 million; and 0.45% thereafter
International Index(4)	0.38% on the first $500 million; 0.36% on the next $500 million; and 0.34% on the next $500 million; and 0.32% thereafter
Japan TOPIX Index®(1)	0.60%
Russell™ Large Cap Growth Index(5)(6)	0.40% on the first $500 million; 0.38% on the next $500 million; and 0.36% thereafter
Russell™ Large Cap Index	0.25% on the first $1 billion; 0.23% on the next $1 billion; and 0.21% thereafter
Russell™ Large Cap Value Index(5)(7)	0.40% on the first $250 million; 0.30% on the next $250 million; and 0.25% thereafter
Russell™ Mid Cap Growth Index(5)(6)	0.40% on the first $500 million; 0.38% on the next $500 million; and 0.36% thereafter
Russell™ Mid Cap Index	0.31% on the first $2 billion; 0.24% on the next $2 billion; and 0.18% thereafter
Russell™ Small Cap Index	0.33% on the first $1 billion; 0.31% on the next $1 billion; and 0.29% thereafter
U.S. Bond Index(8)	0.32% on the first $500 million; 0.30% on the next $500 million; 0.28% on the next $1 billion; 0.26% on the next $2 billion; 0.24% on the next $2 billion; and 0.22% thereafter

(1)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.25% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(2)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.15% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(3)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.20% of the Portfolio’s management fee. Prior to January 1, 2015, the management fee waiver was 0.10%. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(4)
Prior to January 1, 2015, the management fee for International Index was 0.38% on the first $500 million; 0.36% on the next $500 million; and 0.34% thereafter.

(5)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.10% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(6)
Prior to January 1, 2015, the management fees for Russell™ Large Cap Growth Index and Russell™ Mid Cap Growth Index were 0.45% on the first $500 million; 0.43% on the next $500 million; and 0.41% thereafter.

(7)
Prior to January 1, 2015, the management fee for Russell™ Large Cap Value Index was 0.45% on the first $250 million; 0.35% on the next $250 million; and 0.30% thereafter.

(8)
Prior to January 1, 2015, the management fee for U.S. Bond Index was 0.32% on the first $500 million; 0.30% on the next $500 million; 0.28% on the next $1 billion; 0.26% on the next $2 billion; and 0.24% thereafter.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND LICENSING FEES (continued)

Also, prior to May 1, 2015, the Portfolios had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for each Portfolio’s operations and was responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. Pursuant to a side letter agreement, the Adminstrator had agreed to waive the administration fee for Australia Index, Emerging Markets Index, Euro STOXX 50® Index, FTSE 100 Index®, and Japan TOPIX Index®. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of these obligations requires approval by the Board. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statements of Operations.
Effective May 1, 2015, the terms of the Portfolios’ Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Portfolios’ Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Portfolios and there is no change to the investment management or administrative services provided.
The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through December 31, 2015 are reflected as investment management fees on the accompanying Statements of Operations.
Australia Index(1)	0.70%
Emerging Markets Index(2)	0.65%
Euro STOXX 50® Index(1)	0.70%
FTSE 100 Index®(1)	0.70%
Hang Seng Index(3)	0.70% on the first $250 million; 0.60% on the next $250 million; and 0.55% thereafter
International Index	0.48% on the first $500 million; 0.46% on the next $500 million; 0.44% on the next $500 million; and 0.42% thereafter
Japan TOPIX Index®(1)	0.70%
Russell™ Large Cap Growth Index(4)	0.50% on the first $500 million; 0.48% on the next $500 million; and 0.46% thereafter
Russell™ Large Cap Index	0.35% on the first $1 billion; 0.33% on the next $1 billion; and 0.31% thereafter
Russell™ Large Cap Value Index(4)	0.50% on the first $250 million; 0.40% on the next $250 million; and 0.35% thereafter
Russell™ Mid Cap Growth Index(4)	0.50% on the first $500 million; 0.48% on the next $500 million; and 0.46% thereafter
Russell™ Mid Cap Index	0.41% on the first $2 billion; 0.34% on the next $2 billion; and 0.28% thereafter
Russell™ Small Cap Index	0.43% on the first $1 billion; 0.41% on the next $1 billion; and 0.39% thereafter
U.S. Bond Index	0.42% on the first $500 million; 0.40% on the next $500 million; 0.38% on the next $1 billion; 0.36% on the next $2 billion; 0.34% on the next $2 billion; and 0.32% thereafter
(1)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.35% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(2)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.25% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(3)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.20% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(4)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.10% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
Hang Seng Data Services Limited receives an annual licensing fee for the Hang Seng Index. MSCI Inc. receives an annual licensing fee for Emerging Markets Index and International Index. Standard & Poor’s Financial Services LLC, STOXX Limited, Zurich, Switzerland and/or Dow Jones & Company, Inc., FTSE International Limited, and Tokyo Stock Exchange, Inc. receive an annual licensing fee for Australia Index, Euro STOXX 50® Index, FTSE 100 Index® and Japan TOPIX Index®, respectively.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV and Class S2 shares of the respective Portfolios are subject to a shareholder service and distribution plan pursuant to Rule 12b-1 under the 1940 Act

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

(the “Plan”). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor has contractually agreed to waive 0.01% of the distribution fee for Class ADV shares of International Index. Termination or modification of this obligation requires approval by the Board. The Distributor has also contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 shares of the respective Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. Termination or modification of this obligation requires approval by the Board.
Class S shares of the Portfolios have a shareholder services and distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or distribution of each Portfolio’s Class S shares. Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2015, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	Russell™ Large Cap Growth Index	29.65%
	Russell™ Large Cap Value Index	7.18
Security Life of Denver Insurance Company	Russell™ Large Cap Growth Index	9.28
Voya Index Solution 2025 Portfolio	International Index	5.32
Voya Index Solution 2035 Portfolio	International Index	5.50
Voya Index Solution Income Portfolio	U.S. Bond Index	5.91
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Institutional Trust Company	Russell™ Large Cap Growth Index	6.18
	Russell™ Large Cap Index	11.37
	Russell™ Large Cap Value Index	8.05
	Russell™ Mid Cap Index	8.09
	Russell™ Small Cap Index	10.29
Voya Insurance and Annuity Company	Euro STOXX 50® Index	7.07
	Hang Seng Index	41.07
	International Index	58.83
	Japan TOPIX Index®	5.82
	Russell™ Large Cap Growth Index	43.04
	Russell™ Large Cap Index	54.25
	Russell™ Large Cap Value Index	66.84
	Russell™ Mid Cap Growth Index	75.40
	Russell™ Mid Cap Index	10.04
	Russell™ Small Cap Index	24.76
	U.S. Bond Index	6.38
Voya Retirement Conservative Portfolio	U.S. Bond Index	6.90
Voya Retirement Growth Portfolio	Australia Index	55.05
	Emerging Markets Index	41.06
	Euro STOXX 50® Index	50.92
	FTSE 100 Index®	53.98
	Hang Seng Index	30.70
	Japan TOPIX Index®	51.65
	Russell™ Mid Cap Index	28.36
	Russell™ Small Cap Index	14.67
	U.S. Bond Index	25.21
Voya Retirement Insurance and Annuity Company	International Index	7.32
	Russell™ Large Cap Growth Index	10.69
	Russell™ Large Cap Index	30.63
	Russell™ Large Cap Value Index	14.10
	Russell™ Mid Cap Index	20.37
	Russell™ Small Cap Index	29.09
Voya Retirement Moderate Growth Portfolio	Australia Index	30.17
	Emerging Markets Index	23.73
	Euro STOXX 50® Index	27.89
	FTSE 100 Index®	29.56
	Hang Seng Index	16.83
	Japan TOPIX Index®	28.28
	Russell™ Mid Cap Index	17.05
	Russell™ Small Cap Index	10.18
	U.S. Bond Index	24.50
Voya Retirement Moderate Portfolio	Australia Index	13.26
	Emerging Markets Index	10.47
	Euro STOXX 50® Index	12.30
	FTSE 100 Index®	13.06
	Hang Seng Index	7.39
	Japan TOPIX Index®	12.50
	Russell™ Mid Cap Index	7.23
	U.S. Bond Index	16.22
Voya Solution Moderately Aggressive Portfolio	Russell™ Mid Cap Growth Index	5.15
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “Plan”), which allows eligible non-affiliated directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Porfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At December 31, 2015, the following Portfolios had the below payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities:
Portfolio	Accrued Expenses	Amount
Voya Euro STOXX 50® Index	Custody	$63,630
	License	80,429
Voya Hang Seng Index	Custody	$37,212
	License	16,705
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class S	Class S2
Hang Seng Index	1.25%	0.75%	1.00%	N/A
International Index(1)	1.00%	0.50%	0.75%	0.90%
Russell™ Large Cap Growth Index(2)	N/A	N/A	N/A	N/A
Russell™ Large Cap Index	0.87%	0.37%	0.62%	0.77%
Russell™ Large Cap Value Index(2)	N/A	N/A	N/A	N/A
Russell™ Mid Cap Growth Index	N/A	0.50%	0.75%	0.90%
Russell™ Mid Cap Index	0.93%	0.43%	0.68%	0.83%
Russell™ Small Cap Index	0.95%	0.45%	0.70%	0.85%
U.S. Bond Index(3)	0.90%	0.40%	0.65%	0.80%

(1)
Pursuant to a side letter agreement through May 1, 2016, the Investment Adviser has further lowered the expense limits for International Index to 0.98%, 0.48%, 0.73% and 0.88% for Class ADV, Class I, Class S and Class S2, respectively. Termination or modification of this obligation requires approval by the Board.

(2)
Pursuant to a side letter agreement, through May 1, 2016, the Investment Adviser has agreed to waive all or a portion of the advisory fee so that the expense limits are 1.00%, 0.50%, and 0.75% for Class ADV, Class I, and Class S, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(3)
Prior to January 1, 2015, the expense limits were 0.95%, 0.45%, 0.70% and 0.85% for Class ADV, Class I, Class S and Class S2, respectively.

The Investment Adviser may at a later date recoup from a Portfolio for fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2015, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:
	December 31,
	2016	2017	2018	Total
International Index	$296,569	$800,829	$1,133,211	$2,230,609
Russell™ Large Cap Index	62,087	75,677	85,937	223,701
Russell™ Mid Cap Index	16,446	—	—	16,446
Russell™ Small Cap Index	45,921	71,822	122,060	239,803
U.S. Bond Index	—	—	186,564	186,564
The Expense Limitation Agreement is contractual through May 1, 2016 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 9 — LINE OF CREDIT (continued)

Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the credit agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2015:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Australia Index	9	$561,889	1.12%
Emerging Markets Index	38	2,958,763	1.14
Euro STOXX 50® Index	4	3,872,250	1.12
FTSE 100 Index®	10	1,514,600	1.12
Hang Seng Index	8	616,750	1.11
International Index	9	3,865,111	1.13
Japan TOPIX Index®	7	1,984,000	1.12
Russell™ Large Cap Growth Index	1	4,299,000	1.14
Russell™ Large Cap Index	4	1,258,000	1.14
Russell™ Large Cap Value Index	5	3,170,000	1.12
Russell™ Mid Cap Index	18	5,400,111	1.13
Russell™ Small Cap Index	11	1,192,182	1.12
U.S. Bond Index	20	1,893,050	1.13

NOTE 10 — CAPITAL SHARES
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Australia Index
Class ADV(2)
12/31/2015	—	—	—	(300)	(300)	—	—	—	(2,625)	(2,625)
12/31/2014	—	—	—	—	—	—	—	—	—	—
Class I
12/31/2015	925,130	—	1,064,438	(8,316,299)	(6,326,731)	8,146,407	—	9,771,538	(64,428,736)	(46,510,791)
12/31/2014	3,324,972	—	778,244	(3,662,441)	440,775	31,929,453	—	7,992,562	(37,180,306)	2,741,709
Emerging Markets Index
Class ADV(2)
12/31/2015	114	—	—*	(414)	(300)	1,312	—	1	(4,575)	(3,262)
12/31/2014	—	—	—	—	—	—	—	—	—	—
Class I
12/31/2015	13,423,214	—	1,099,214	(16,498,349)	(1,975,921)	126,119,760	—	12,673,939	(166,092,380)	(27,298,681)
12/31/2014	20,366,082	—	764,107	(15,672,627)	5,457,562	228,468,026	—	8,397,538	(173,824,044)	63,041,520
Class S
12/31/2015	1,039	—	—	(121)	918	10,034	—	—	(1,311)	8,723
12/31/2014	—	—	—	—	—	—	—	—	—	—
Class S2(2)
12/31/2015	—	—	—	(300)	(300)	—	—	—	(3,324)	(3,324)
12/31/2014	—	—	—	—	—	—	—	—	—	—
Euro STOXX 50® Index
Class ADV
12/31/2015	1,500,367	—	97,418	(1,012,303)	585,482	16,173,041	—	1,063,805	(10,367,711)	6,869,135
12/31/2014	1,336,805	—	83,530	(1,803,290)	(382,955)	15,602,799	—	1,000,682	(20,340,400)	(3,736,919)
Class I
12/31/2015	5,943,517	—	1,260,091	(7,984,734)	(781,126)	56,906,223	—	13,860,998	(84,268,977)	(13,501,756)
12/31/2014	5,705,261	—	1,397,910	(7,078,150)	25,021	61,677,034	—	16,844,821	(81,375,380)	(2,853,525)
FTSE 100 Index®
Class ADV
12/31/2015	210,350	—	55,100	(178,495)	86,955	2,289,437	—	600,588	(1,895,736)	994,289
12/31/2014	319,337	—	61,386	(235,216)	145,507	4,061,215	—	771,009	(2,870,545)	1,961,679
Class I
12/31/2015	2,377,470	—	3,496,062	(7,394,890)	(1,521,358)	23,064,161	—	38,351,805	(79,786,946)	(18,370,980)
12/31/2014	4,604,145	—	3,940,650	(6,346,742)	2,198,053	54,228,933	—	49,809,818	(80,557,944)	23,480,807

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Hang Seng Index
Class ADV
12/31/2015	3,393	—	2,253	(30,713)	(25,067)	44,408	—	37,556	(450,668)	(368,704)
12/31/2014	101,635	—	3,068	(117,674)	(12,971)	1,501,443	—	40,226	(1,680,908)	(139,239)
Class I
12/31/2015	36,699	—	138,678	(2,274,054)	(2,098,677)	515,483	—	2,322,850	(32,556,435)	(29,718,102)
12/31/2014	475,521	—	160,848	(1,055,296)	(418,927)	6,637,812	—	2,121,591	(15,053,271)	(6,293,868)
Class S
12/31/2015	795,162	—	63,686	(963,770)	(104,922)	12,364,806	—	1,065,472	(14,048,120)	(617,842)
12/31/2014	883,102	—	64,834	(1,392,894)	(444,958)	12,819,845	—	853,855	(19,620,552)	(5,946,852)
International Index
Class ADV
12/31/2015	3,190,804	—	2,465,660	(14,468,677)	(8,812,213)	29,615,105	—	24,237,441	(136,156,788)	(82,304,242)
12/31/2014	4,454,498	109,979,612	863,686	(16,629,107)	98,668,689	42,472,687	1,058,745,439	8,654,053	(162,556,267)	947,315,912
Class I
12/31/2015	12,205,136	—	1,507,066	(18,387,860)	(4,675,658)	116,013,326	—	15,085,728	(178,499,174)	(47,400,120)
12/31/2014	20,402,523	—	389,258	(17,424,222)	3,367,559	203,550,636	—	3,966,540	(172,627,018)	34,890,158
Class S
12/31/2015	1,337,201	—	254,324	(1,823,705)	(232,180)	12,500,822	—	2,530,530	(17,429,213)	(2,397,861)
12/31/2014	1,424,879	—	69,514	(3,887,500)	(2,393,107)	13,854,671	—	704,877	(38,696,714)	(24,137,166)
Class S2
12/31/2015	74,277	—	3,437	(142,488)	(64,774)	679,033	—	34,160	(1,368,795)	(655,602)
12/31/2014	36,137	—	1,338	(77,536)	(40,061)	355,270	—	13,516	(753,360)	(384,574)
Japan TOPIX Index®
Class ADV
12/31/2015	1,981,402	—	39,021	(908,135)	1,112,288	21,974,384	—	434,305	(9,688,524)	12,720,165
12/31/2014	756,537	—	110,625	(1,095,012)	(227,850)	8,006,762	—	1,080,807	(11,365,249)	(2,277,680)
Class I
12/31/2015	6,881,974	—	741,635	(9,363,288)	(1,739,679)	69,456,346	—	8,345,581	(103,829,710)	(26,027,783)
12/31/2014	4,027,931	—	3,321,992	(5,678,030)	1,671,893	43,232,472	—	32,721,625	(59,465,649)	16,488,448
Russell™ Large Cap Growth Index
Class ADV
7/13/2015(1) - 12/31/2015	119	—	—	(1)	118	3,000	—	—	(25)	2,975
Class I
12/31/2015	573,002	—	130,969	(1,276,849)	(572,878)	14,517,153	—	3,321,385	(32,191,545)	(14,353,007)
12/31/2014	397,187	—	161,582	(1,403,436)	(844,667)	9,105,712	—	3,525,724	(31,882,901)	(19,251,465)
Class S
12/31/2015	2,759,605	—	99,108	(2,963,825)	(105,112)	70,334,224	—	2,504,465	(73,894,839)	(1,056,150)
12/31/2014	4,035,593	—	103,632	(2,917,958)	1,221,267	91,233,257	—	2,253,990	(64,755,952)	28,731,295
Russell™ Large Cap Index
Class ADV
12/31/2015	542,242	—	26,557	(805,496)	(236,697)	8,528,434	—	422,251	(12,734,493)	(3,783,808)
12/31/2014	506,710	—	28,915	(583,243)	(47,618)	7,441,609	—	411,173	(8,486,071)	(633,289)
Class I
12/31/2015	1,458,063	—	192,094	(1,840,785)	(190,628)	23,200,049	—	3,100,399	(29,285,215)	(2,984,767)
12/31/2014	1,623,545	—	192,284	(1,715,507)	100,322	24,199,917	—	2,772,734	(25,501,832)	1,470,819
Class S
12/31/2015	4,287,561	—	526,249	(8,386,818)	(3,573,008)	68,143,524	—	8,446,304	(132,935,847)	(56,346,019)
12/31/2014	5,495,583	—	560,188	(6,716,355)	(660,584)	82,105,305	—	8,038,695	(99,547,346)	(9,403,346)
Class S2
12/31/2015	45,872	—	3,237	(262,718)	(213,609)	737,951	—	52,561	(4,089,143)	(3,298,631)
12/31/2014	110,966	—	3,268	(52,998)	61,236	1,653,343	—	47,422	(783,281)	917,484
Russell™ Large Cap Value Index
Class ADV
7/13/2015(1) - 12/31/2015	155	—	—	—	155	2,982	—	—	—	2,982
Class I
12/31/2015	2,881,619	—	72,887	(534,730)	2,419,776	55,635,588	—	1,427,863	(10,211,743)	46,851,708
12/31/2014	172,564	—	81,757	(403,464)	(149,143)	3,270,211	—	1,501,063	(7,615,120)	(2,843,846)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Russell™ Large Cap Value Index (continued)
Class S
12/31/2015	11,217,125	—	225,258	(2,462,077)	8,980,306	215,476,040	—	4,392,527	(47,241,212)	172,627,355
12/31/2014	2,946,015	—	209,359	(1,454,733)	1,700,641	55,701,063	—	3,829,184	(27,384,162)	32,146,085
Russell™ Mid Cap Growth Index
Class ADV(2)
12/31/2015	—	—	—	(300)	(300)	—	—	—	(8,570)	(8,570)
12/31/2014	—	—	—	—	—	—	—	—	—	—
Class I
12/31/2015	1,219,827	—	16,218	(2,796,224)	(1,560,179)	34,314,823	—	463,018	(79,840,302)	(45,062,461)
12/31/2014	4,840,571	—	21,245	(997,569)	3,864,247	116,692,748	—	523,892	(25,881,643)	91,334,997
Class S
12/31/2015	1,663,306	—	74,329	(2,247,785)	(510,150)	45,852,070	—	2,118,372	(61,844,380)	(13,873,938)
12/31/2014	678,655	—	28,981	(2,551,613)	(1,843,977)	17,435,996	—	713,505	(64,874,642)	(46,725,141)
Class S2
12/31/2015	6,700	—	327	(37,509)	(30,482)	190,495	—	9,312	(1,018,016)	(818,209)
12/31/2014	4,676	—	80	(9,400)	(4,644)	117,803	—	1,972	(238,918)	(119,143)
Russell™ Mid Cap Index
Class ADV
12/31/2015	1,958,276	—	762,524	(1,050,715)	1,670,085	31,935,997	—	12,246,138	(16,696,839)	27,485,296
12/31/2014	1,970,592	—	268,032	(640,018)	1,598,606	31,805,389	—	4,157,168	(10,258,622)	25,703,935
Class I
12/31/2015	6,608,845	—	9,156,306	(26,040,289)	(10,275,138)	107,770,246	—	150,163,421	(428,495,498)	(170,561,831)
12/31/2014	5,486,772	—	4,930,497	(28,520,332)	(18,103,063)	90,007,360	—	77,852,541	(470,334,161)	(302,474,260)
Class S
12/31/2015	3,042,808	—	2,078,988	(5,145,684)	(23,888)	51,035,649	—	33,825,131	(81,704,213)	3,156,567
12/31/2014	6,072,468	—	835,090	(5,055,299)	1,852,259	99,250,157	—	13,094,206	(81,598,447)	30,745,916
Class S2
12/31/2015	366,112	—	103,040	(341,230)	127,922	5,899,477	—	1,659,982	(5,487,447)	2,072,012
12/31/2014	346,577	—	41,303	(421,223)	(33,343)	5,596,080	—	641,844	(6,800,996)	(563,072)
Russell™ Small Cap Index
Class ADV
12/31/2015	1,331,194	—	510,816	(680,227)	1,161,783	20,208,664	—	7,621,373	(10,198,463)	17,631,574
12/31/2014	988,089	—	303,398	(493,103)	798,384	15,636,888	—	4,550,967	(7,701,033)	12,486,822
Class I
12/31/2015	3,028,387	—	3,648,991	(14,886,066)	(8,208,688)	46,161,963	—	55,683,606	(214,848,299)	(113,002,730)
12/31/2014	3,752,135	—	2,832,013	(9,524,339)	(2,940,191)	60,600,999	—	43,329,797	(153,739,037)	(49,808,241)
Class S
12/31/2015	3,328,431	—	1,862,908	(4,167,169)	1,024,170	52,064,043	—	28,241,681	(62,765,052)	17,540,672
12/31/2014	2,621,760	—	1,336,994	(6,455,028)	(2,496,274)	41,988,629	—	20,335,677	(103,453,228)	(41,128,922)
Class S2
12/31/2015	118,054	—	61,888	(133,541)	46,401	1,777,124	—	925,850	(2,019,171)	683,803
12/31/2014	130,459	—	44,071	(389,488)	(214,958)	2,068,645	—	662,390	(6,279,192)	(3,548,157)
U.S. Bond Index
Class ADV
12/31/2015	1,135,490	—	44,573	(448,047)	732,016	12,142,535	—	473,543	(4,775,931)	7,840,147
12/31/2014	747,242	—	22,613	(287,381)	482,474	7,924,084	—	239,938	(3,046,342)	5,117,680
Class I
12/31/2015	71,627,699	—	7,895,208	(92,825,157)	(13,302,250)	767,383,182	—	84,192,790	(995,549,422)	(143,973,450)
12/31/2014	44,982,966	—	6,865,484	(81,696,836)	(29,848,386)	479,830,423	—	73,018,279	(870,252,634)	(317,403,932)
Class S
12/31/2015	7,459,533	—	525,000	(6,715,267)	1,269,266	79,652,698	—	5,585,842	(71,622,657)	13,615,883
12/31/2014	8,602,034	—	366,689	(6,065,053)	2,903,670	91,462,216	—	3,891,510	(64,479,947)	30,873,779
Class S2
12/31/2015	70,810	—	4,676	(90,721)	(15,235)	762,715	—	49,782	(987,315)	(174,818)
12/31/2014	97,815	—	3,752	(42,978)	58,589	1,034,647	—	39,819	(457,516)	616,950

*
Share amount is less than 0.500.

(1)
Commencement of Operations.

(2)
Class liquidated on May 28, 2015.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. The following is a summary of the Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2015:
Australia Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$24,795	$(24,795)	$—
BMO Capital Markets Corp	84,486	(84,486)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (Europe) Limited	149,155	(149,155)	—
Credit Suisse Securities (USA) LLC	73,189	(73,189)	—
Deutsche Bank, AG	6,138	(6,138)	—
Goldman, Sachs & Co.	269,233	(269,233)	—
JP Morgan Clearing Corp	117,774	(117,774)	—
JP Morgan Securities, Plc.	17,166	(17,166)	—
Merrill Lynch International	149,289	(149,289)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	14,086	(14,086)	—
Morgan Stanley & Co. LLC	370,421	(370,421)	—
Scotia Capital (USA) INC	49,089	(49,089)	—
UBS AG	9,024	(9,024)	—
UBS Securities LLC.	363,460	(363,460)	—
Total	$1,697,307	$(1,697,307)	$—

(1)
Collateral with a fair value of  $1,798,857 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Emerging Markets Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$46,205	$(46,205)	$—
Citigroup Global Markets Limited	226,802	(226,802)	—
Commerz Markets LLC	18,879	(18,879)	—
Commerzbank AG	148,849	(148,849)	—
Credit Suisse Securities (Europe) Limited	565,111	(565,111)	—
Credit Suisse Securities (USA) LLC	408,695	(408,695)	—
Deutsche Bank Securities Inc.	551,030	(551,030)	—
Deutsche Bank, AG	347,873	(347,873)	—
Goldman, Sachs & Co.	500,382	(500,382)	—
HSBC Bank PLC	1,280,916	(1,280,916)	—
Janney Montgomery Scott LLC	33,926	(33,926)	—
JP Morgan Securities, Plc.	615,440	(615,440)	—
Macquarie Bank Limited	83,258	(83,258)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	451,653	(451,653)	—
Morgan Stanley & Co. LLC	1,919,821	(1,919,821)	—
Nomura Securities International, Inc.	115,038	(115,038)	—
RBC Capital Markets, LLC	84,599	(84,599)	—
RBC Dominion Securities Inc	6,492	(6,492)	—
Scotia Capital (USA) INC	383,427	(383,427)	—
SG Americas Securities, LLC	798,652	(798,652)	—
UBS Securities LLC.	23,757	(23,757)	—
Total	$8,610,804	$(8,610,804)	$—

(1)
Collateral with a fair value of  $9,157,321 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 11 — SECURITIES LENDING (continued)

FTSE 100 Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. International PLC	$543,659	$(543,659)	$—
Total	$543,659	$(543,659)	$—

(1)
Collateral with a fair value of  $571,416 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

International Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
ABN AMRO Bank N.V.	$19,384	$(19,384)	$—
Barclays Capital Inc.	97,540	(97,540)	—
BNP Paribas Prime Brokerage, Inc.	397,090	(397,090)	—
Citigroup Global Markets Limited	1,378,466	(1,378,466)	—
Credit Suisse Securities (Europe) Limited	1,732,252	(1,732,252)	—
Credit Suisse Securities (USA) LLC	694,332	(694,332)	—
Deutsche Bank Securities Inc.	200,551	(200,551)	—
Deutsche Bank, AG	165,231	(165,231)	—
Goldman Sachs International	256,196	(256,196)	—
Goldman, Sachs & Co.	198,610	(198,610)	—
HSBC Bank PLC	602,562	(602,562)	—
JP Morgan Clearing Corp	124,782	(124,782)	—
JP Morgan Securities, Plc.	1,629,472	(1,629,472)	—
Merrill Lynch International	2,075,207	(2,075,207)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	85,611	(85,611)	—
Morgan Stanley & Co. International PLC	420,461	(420,461)	—
Morgan Stanley & Co. LLC	804,354	(804,354)	—
Nomura International PLC	248,673	(248,673)	—
UBS AG	190,822	(190,822)	—
Total	$11,321,596	$(11,321,596)	$—

(1)
Collateral with a fair value of  $12,093,962 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Japan TOPIX Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$810	$(810)	$—
Barclays Capital Securities Ltd.	475,938	(475,938)	—
Citigroup Global Markets Inc.	126,677	(126,677)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (Europe) Limited	32,121	(32,121)	—
Credit Suisse Securities (USA) LLC	233,222	(233,222)	—
Deutsche Bank Securities Inc.	407,731	(407,731)	—
Deutsche Bank, AG	1,036,403	(1,036,403)	—
Goldman, Sachs & Co.	663,306	(663,306)	—
HSBC Bank PLC	23,426	(23,426)	—
Merrill Lynch International	199,212	(199,212)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	132,371	(132,371)	—
Mizuho Securities USA Inc.	44,339	(44,339)	—
Morgan Stanley & Co. LLC	396,857	(396,857)	—
Nomura International PLC	160,527	(160,527)	—
Nomura Securities International, Inc.	152,841	(152,841)	—
UBS AG	36,930	(36,930)	—
UBS Securities LLC.	142,573	(142,573)	—
Total	$4,265,285	$(4,265,285)	$—

(1)
Collateral with a fair value of  $4,493,840 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Large Cap Growth Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities Inc.	$38,332	$(38,332)	$—
Janney Montgomery Scott LLC	2,581	(2,581)	—
JP Morgan Clearing Corp	1,616,393	(1,616,393)	—
Morgan Stanley & Co. LLC	7,756	(7,756)	—
Total	$1,665,063	$(1,665,063)	$—

(1)
Collateral with a fair value of  $1,699,791 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Large Cap Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities Inc.	$166,199	$(166,199)	$—
JP Morgan Clearing Corp	1,213,783	(1,213,783)	—
Total	$1,379,981	$(1,379,981)	$—

(1)
Collateral with a fair value of  $1,408,803 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Large Cap Value Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities Inc.	$116,765	$(116,765)	$—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Russell™ Large Cap Value Index (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Total	$116,765	$(116,765)	$—

(1)
Collateral with a fair value of  $119,275 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Mid Cap Growth Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$3,246	$(3,246)	$—
Deutsche Bank Securities Inc.	76,407	(76,407)	—
Goldman, Sachs & Co.	4,067,565	(4,067,565)	—
HSBC Bank PLC	161,326	(161,326)	—
Janney Montgomery Scott LLC	86,095	(86,095)	—
JP Morgan Clearing Corp	845,622	(845,622)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	902,875	(902,875)	—
Morgan Stanley & Co. LLC	3,249,306	(3,249,306)	—
National Financial Services LLC	1,604,724	(1,604,724)	—
Nomura Securities International, Inc.	503,162	(503,162)	—
RBC Dominion Securities Inc	3,837,188	(3,837,188)	—
Scotia Capital (USA) INC	2,273,937	(2,273,937)	—
SG Americas Securities, LLC	919,178	(919,178)	—
UBS Securities LLC.	116,000	(116,000)	—
Wells Fargo Securities LLC	1,513,952	(1,513,952)	—
Total	$20,160,584	$(20,160,584)	$—

(1)
Collateral with a fair value of  $20,665,473 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Mid Cap Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$231,241	$(231,241)	$—
BNP Paribas Prime Brokerage, Inc.	648,904	(648,904)	—
Citadel Clearing LLC	1,565	(1,565)	—
Citigroup Global Markets Inc.	101,489	(101,489)	—
Deutsche Bank Securities Inc.	1,897,763	(1,897,763)	—
Goldman, Sachs & Co.	4,239,450	(4,239,450)	—
HSBC Bank PLC	2,837,741	(2,837,741)	—
Janney Montgomery Scott LLC	496,028	(496,028)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
JP Morgan Clearing Corp	12,177,221	(12,177,221)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	3,867,641	(3,867,641)	—
Morgan Stanley & Co. LLC	6,922,309	(6,922,309)	—
National Financial Services LLC	4,206,322	(4,206,322)	—
Nomura Securities International, Inc.	735,205	(735,205)	—
RBC Dominion Securities Inc	7,279,971	(7,279,971)	—
Scotia Capital (USA) INC	4,530,606	(4,530,606)	—
SG Americas Securities, LLC	3,476,954	(3,476,954)	—
Wells Fargo Securities LLC	84,678	(84,678)	—
Total	$53,735,087	$(53,735,087)	$—

(1)
Collateral with a fair value of  $55,386,336 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Small Cap Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$2,358,678	$(2,358,678)	$—
BMO Capital Markets Corp	227,176	(227,176)	—
BNP Paribas Prime Brokerage, Inc.	39,593	(39,593)	—
Citigroup Global Markets Inc.	348,928	(348,928)	—
Deutsche Bank Securities Inc.	910,153	(910,153)	—
Goldman, Sachs & Co.	7,054,188	(7,054,188)	—
HSBC Bank PLC	1,543,747	(1,543,747)	—
Janney Montgomery Scott LLC	60,554	(60,554)	—
JP Morgan Clearing Corp	10,229,965	(10,229,965)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	85,624	(85,624)	—
Mizuho Securities USA Inc.	15,535	(15,535)	—
Morgan Stanley & Co. LLC	7,565,438	(7,565,438)	—
National Financial Services LLC	833,367	(833,367)	—
RBC Dominion Securities Inc	9,875,326	(9,875,326)	—
Scotia Capital (USA) INC	2,415,947	(2,415,947)	—
SG Americas Securities, LLC	3,583,421	(3,583,421)	—
Wells Fargo Securities LLC	1,457,723	(1,457,723)	—
Total	$48,605,363	$(48,605,363)	$—

(1)
Collateral with a fair value of  $50,267,639 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S. Bond Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$2,148,294	$(2,148,294)	$—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 11 — SECURITIES LENDING (continued)

U.S. Bond Index (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	35,843,860	(35,843,860)	—
Credit Suisse Securities (USA) LLC	111,825	(111,825)	—
Goldman, Sachs & Co.	1,526,389	(1,526,389)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	37,620,239	(37,620,239)	—
Morgan Stanley & Co. LLC	148,887	(148,887)	—
Scotia Capital (USA) INC	2,133,909	(2,133,909)	—
SG Americas Securities, LLC	4,154,312	(4,154,312)	—
UBS Securities LLC.	148,770	(148,770)	—
Wells Fargo Securities LLC	188,041	(188,041)	—
Total	$84,024,526	$(84,024,526)	$—

(1)
Collateral with a fair value of  $85,792,943 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), paydown gains, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2015:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Australia Index	$—	$378,934	$(378,934)
Emerging Markets Index	—	115,025	(115,025)
Euro STOXX 50® Index	—	(199,917)	199,917
FTSE 100 Index®	—	9,895	(9,895)
Hang Seng Index	—	1,659,389	(1,659,389)
International Index(1)	(48,442,419)	2,807,831	45,634,588
Japan TOPIX Index®	(70,040)	67,370	2,670
Russell™ Large Cap Growth Index	—	29,171	(29,171)
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Russell™ Large Cap Index	—	786,757	(786,757)
Russell™ Large Cap Value Index	—	370,329	(370,329)
Russell™ Mid Cap Growth Index	—	(17,628)	17,628
Russell™ Mid Cap Index	—	50,506	(50,506)
Russell™ Small Cap Index	—	(13,995)	13,995
U.S. Bond Index	—	7,513,852	(7,513,852)

(1)
$48,436,202 relates to the expiration of capital loss carryforwards.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2015		Year Ended December 31, 2014
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Australia Index	$9,771,671	$—	$7,992,667	$—
Emerging Markets Index	12,674,109	—	8,397,648	—
Euro STOXX 50® Index	14,924,803	—	17,845,503	—
FTSE 100 Index®	27,896,588	11,055,804	17,437,022	33,143,805
Hang Seng Index	3,425,877	—	3,015,672	—
International Index	41,887,859	—	13,338,986	—
Japan TOPIX Index®	5,000,193	3,779,693	8,379,694	25,422,738
Russell™ Large Cap Growth Index	5,825,850	—	5,779,714	—
Russell™ Large Cap Index	12,021,515	—	11,270,024	—
Russell™ Large Cap Value Index	3,103,268	2,717,121	2,594,596	2,735,651
Russell™ Mid Cap Growth Index	2,590,737	—	1,239,371	—
Russell™ Mid Cap Index	52,298,538	145,596,134	35,543,704	60,202,055
Russell™ Small Cap Index	12,603,777	79,868,733	17,246,488	51,632,343
U.S. Bond Index	90,301,956	—	77,189,546	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2015 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Australia Index	$7,332,467	$—	$(20,540,669)	$(637,030)	Short-term	None
				(23,283,338)	Long-term	None
				$(23,920,368)
Emerging Markets Index	11,453,503	—	(124,934,408)	(8,075,588)	Short-term	None
				(17,553,397)	Long-term	None
				$(25,628,985)
Euro STOXX 50® Index	11,828,910	—	19,885,712	(805,470)	Short-term	2018
				(419,693)	Short-term	None
				(24,526,028)	Long-term	None
				$(25,751,191)
FTSE 100 Index®	14,127,088	10,239,801	9,859,128	—	—	—
Hang Seng Index	4,273,870	1,269,791	7,670,022	—	—	—
International Index	36,110,124	—	4,272,002	(14,301,357)	Short-term	2016
				(91,978,946)	Short-term	2017
				(1,826,920)	Short-term	2018
				(6,956,048)	Short-term	None
				(21,920,041)	Long-term	None
				$(136,983,312)*
Japan TOPIX Index®	6,514,485	12,025,470	50,990,582	—	—	—
Russell™ Large Cap Growth Index	6,713,257	—	252,744,685	(102,193,261)	Short-term	2016
Russell™ Large Cap Index	13,644,430	—	416,424,917	(21,456,590)	Short-term	2016
				(125,559,316)	Short-term	2017
				(8,688,924)	Short-term	2018
				$(155,704,830)*
Russell™ Large Cap Value Index	5,969,102	6,035,158	37,765,245	(3,099,362)*	Short-term	2016
Russell™ Mid Cap Growth Index	2,055,262	—	116,595,788	(29,634,500)	Short-term	2016
Russell™ Mid Cap Index	27,236,760	229,915,047	753,287,485	—	—	—
Russell™ Small Cap Index	11,463,953	82,934,573	209,671,445	—	—	—
U.S. Bond Index	6,803,309	238,289	24,099,721	—	—	—

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2015, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.
NOTE 13 — REORGANIZATIONS
On March 14, 2014, International Index (“Acquiring Portfolio”) acquired all of the assets of, and assumed all the liabilities of ING American Funds International Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on
February 27, 2014. The transaction was intended to, among other things, enhance the efficiency and reduce the complexity of the Voya family of funds. In support of its proposal, the Investment Adviser noted that the Acquiring Portfolio has a lower expenses ratio and has better performance over the 1-year and 3-year periods. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 13 — REORGANIZATIONS (continued)

value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2014, are as follows:
Net investment income	$36,483,562
Net realized and unrealized loss on investments	$(153,818,419)
Net decrease in net assets resulting from operations	$(117,334,857)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since March 14, 2014. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Depreciation (000s)	Portfolios’ Conversion Ratio
$1,058,745	$624,495	$—	$(32,588)	1.8740
The net assets of the Acquiring Portfolio after the acquisition were $1,683,240,361.
NOTE 14 — Foreign Currency Settlement
In March 2015, BNY, the Funds’ custodian, announced it had agreed to settle various lawsuits (the “Settlement”) involving its standing instruction foreign exchange services. Certain Funds were named members of the
Settlement Class. On September 24, 2015, the United States District Court, Southern District of New York approved (the “Approval”) the Plan of Allocation related to the Settlement. After the announcement of the Approval, Australia Index, Emerging Markets Index, Euro STOXX 50® Index, FTSE 100 Index®, Hang Seng Index, International Index, Japan TOPIX Index®, Russell™ Large Cap Growth Index and Russell™ Large Cap Index, Russell™ recorded a receivable in the amount of  $6,566, $5,915, $3,860, $5,996, $736, $1,026,922, $1,086, $52,557 and $24,372 representing each Portflio’s respective estimated share of the net recovery associated with the Settlement. The Settlement amount for each Portfolio is included in Net Realized Gain/(Loss) on Foreign Currency Related Transactions in the respective accompanying Statements of Operations.
NOTE 15 — SUBSEQUENT EVENTS
Expense Limitation Agreement: On January 14, 2016, the Board approved new side letter expense limitation agreements with respect to Russell™ Large Cap Growth Index and Russell™ Large Cap Value Index. Effective January 1, 2016, the new non-recoupable side letter agreements, through May 1, 2017, are 0.93%, 0.43% and 0.68% for Class A, Class I and Class S, respectively.
Expense Limitation Agreement: On January 14, 2016, the Board approved a modification to the expense limits with respect to Russell™ Mid Cap Growth Index. Effective January 1, 2016, the new expense limits, through May 1, 2017, are 0.43%, 0.68% and 0.83% for Class I, Class S and Class S2, respectively.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Australia Index Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.9%
		Consumer Discretionary: 4.6%
66,273		Aristocrat Leisure Ltd.	$489,352	0.4
161,704		Tattersall’s Ltd.	513,390	0.5
1,800,127		Other Securities(a)	4,257,611	3.7
			5,260,353	4.6
		Consumer Staples: 6.9%
80,583	@	Treasury Wine Estates Ltd.	483,831	0.4
124,416		Wesfarmers Ltd.	3,750,895	3.3
140,686		Woolworths Ltd.	2,496,119	2.2
333,669		Other Securities(a)	1,197,894	1.0
			7,928,739	6.9
		Energy: 3.9%
29,888		Caltex Australia Ltd.	816,948	0.7
129,474		Oil Search Ltd.	630,194	0.6
193,015	@	Origin Energy Ltd.	652,916	0.6
78,435		Woodside Petroleum Ltd.	1,634,109	1.4
511,881		Other Securities(a)	683,147	0.6
			4,417,314	3.9
		Financials: 47.2%
327,406		AMP Ltd.	1,379,514	1.2
21,428		ASX Ltd.	659,242	0.6
322,316		Australia & New Zealand Banking Group Ltd.	6,504,256	5.7
188,973		Commonwealth Bank of Australia	11,683,133	10.2
106,285		Dexus Property Group	576,507	0.5
174,407		Goodman Group	790,315	0.7
198,677		GPT Group	688,056	0.6
269,142		Insurance Australia Group Ltd.	1,080,875	0.9
58,707		Lend Lease Corp., Ltd.	605,711	0.5
37,669		Macquarie Group Ltd.	2,253,467	2.0
304,854		Medibank Pvt Ltd.	475,362	0.4
404,257		Mirvac Group	578,709	0.5
291,948		National Australia Bank Ltd.	6,370,824	5.6
151,092		QBE Insurance Group Ltd.	1,374,206	1.2
589,371		Scentre Group	1,787,645	1.6
263,179		Stockland	781,241	0.7
142,420		Suncorp Group Ltd.	1,250,445	1.1
361,655		Vicinity Centres	733,680	0.6
211,608		Westfield Corp.	1,455,843	1.3
369,241		Westpac Banking Corp.	8,950,300	7.8
1,174,719		Other Securities(a)	4,008,829	3.5
			53,988,160	47.2
		Health Care: 6.7%
51,455		CSL Ltd.	3,922,904	3.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
14,272		Ramsay Health Care Ltd.	$701,784	0.6
45,738		Sonic Healthcare Ltd.	592,176	0.5
712,933		Other Securities(a)	2,395,158	2.1
			7,612,022	6.7
		Industrials: 7.6%
107,968		Asciano Group	686,426	0.6
232,365		Aurizon Holdings Ltd.	737,664	0.6
174,773		Brambles Ltd.	1,463,703	1.3
228,292		Qantas Airways Ltd.	676,672	0.6
245,323		Sydney Airport	1,129,053	1.0
223,694		Transurban Group - Stapled Security	1,695,588	1.5
1,180,645		Other Securities(a)	2,289,840	2.0
			8,678,946	7.6
		Information Technology: 0.9%
56,366		Computershare Ltd.	474,293	0.4
119,395		Other Securities(a)	560,834	0.5
			1,035,127	0.9
		Materials: 11.6%
128,200		Amcor Ltd.	1,245,491	1.1
355,239		BHP Billiton Ltd.	4,571,760	4.0
185,483		Incitec Pivot Ltd.	530,005	0.5
49,081		James Hardie Industries SE	618,809	0.5
84,498		Newcrest Mining Ltd.	799,537	0.7
40,759		Orica Ltd.	456,651	0.4
46,956		Rio Tinto Ltd.	1,518,532	1.3
589,034	@	South32 Ltd. - AUD	452,496	0.4
1,379,594		Other Securities(a)	3,020,349	2.7
			13,213,630	11.6
		Telecommunication Services: 5.3%
1,353,314		Telstra Corp., Ltd.	5,499,446	4.8
100,655		Other Securities	587,580	0.5
			6,087,026	5.3
		Utilities: 2.2%
74,523		AGL Energy Ltd.	975,141	0.8
123,351		APA Group	776,168	0.7
582,459		Other Securities	810,271	0.7
			2,561,580	2.2
		Total Common Stock (Cost $127,046,976)	110,782,897	96.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Australia Index Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.9%
	Securities Lending Collateralcc: 1.6%
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $1,000,041, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $1,020,000, due 03/31/21-02/15/44)	$1,000,000	0.9
798,857	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $798,886, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 10.500%, Market Value plus accrued interest $814,834, due 01/15/16-10/20/65)	798,857	0.7
		1,798,857	1.6
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.3%
2,669,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $2,669,000)	2,669,000	2.3
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $4,467,857)	$4,467,857	3.9
Total Investments in Securities (Cost $131,514,833)	$115,250,754	100.8
Liabilities in Excess of Other Assets	(913,449)	(0.8)
Net Assets	$114,337,305	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $136,071,692.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$7,555,445
Gross Unrealized Depreciation	(28,376,383)
Net Unrealized Depreciation	$(20,820,938)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$79,571	$5,180,782	$—	$5,260,353
Consumer Staples	—	7,928,739	—	7,928,739
Energy	—	4,417,314	—	4,417,314
Financials	—	53,988,160	—	53,988,160
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Australia Index Portfolio	as of December 31, 2015 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Health Care	—	7,612,022	—	7,612,022
Industrials	—	8,678,946	—	8,678,946
Information Technology	—	1,035,127	—	1,035,127
Materials	—	13,213,630	—	13,213,630
Telecommunication Services	—	6,087,026	—	6,087,026
Utilities	—	2,561,580	—	2,561,580
Total Common Stock	79,571	110,703,326	—	110,782,897
Short-Term Investments	2,669,000	1,798,857	—	4,467,857
Total Investments, at fair value	$2,748,571	$112,502,183	$—	$115,250,754
Other Financial Instruments+
Forward Foreign Currency Contracts	—	17,321	—	17,321
Futures	277,694	—	—	277,694
Total Assets	$3,026,265	$112,519,504	$—	$115,545,769

(1)
For the year ended December 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2015, securities valued at $1,454,440 were transferred from Level 1 to Level 2 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2015, the following forward foreign currency contracts were outstanding for Voya Australia Index Portfolio:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America	Australian Dollar	4,200,000	Buy	03/16/16	$3,032,152	$3,049,473	$17,321
							$17,321

At December 31, 2015, the following futures contracts were outstanding for Voya Australia Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
ASX SPI 200® Index	38	03/17/16	$3,639,229	$277,694
			$3,639,229	$277,694

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$17,321
Equity contracts	Net Assets — Unrealized appreciation*	277,694
Total Asset Derivatives		$295,015

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Australia Index Portfolio	as of December 31, 2015 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(364,251)	$—	$(364,251)
Equity contracts	—	(258,520)	(258,520)
Total	$(364,251)	$(258,520)	$(622,771)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$25,950	$—	$25,950
Equity contracts	—	273,504	273,504
Total	$25,950	$273,504	$299,454

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2015:
Bank of America
Assets:
Forward foreign currency contracts	$17,321
Total Assets	$17,321
Net OTC derivative instruments by counterparty, at fair value	$17,321
Total collateral pledged by the Portfolio/(Received from counterparty)	$—
Net Exposure(1)	$17,321

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.0%
		Consumer Discretionary: 9.7%
300,900		Grupo Televisa S.A.	$1,647,098	0.3
12,330		Grupo Televisa SAB ADR	335,499	0.1
10,169		Hyundai Mobis	2,127,655	0.4
22,556		Hyundai Motor Co.	2,844,849	0.6
39,494		Kia Motors Corp.	1,761,036	0.3
59,119		Naspers Ltd.	8,080,641	1.6
353,603		Steinhoff International Holdings NV	1,795,110	0.3
17,813,366		Other Securities(a)	30,992,800	6.1
			49,584,688	9.7
		Consumer Staples: 8.2%
636,900		AMBEV SA	2,873,596	0.6
4,757		Amorepacific Corp.	1,669,361	0.3
4,254		Amorepacific Group	531,455	0.1
3,557	@	Fomento Economico Mexicano SAB de CV ADR	328,489	0.1
239,200		Fomento Economico Mexicano SAB de CV UBD	2,243,285	0.4
328,378		ITC Ltd.	1,623,769	0.3
788,400		Wal-Mart de Mexico SAB de CV	1,989,470	0.4
17,467,464		Other Securities(a)	30,563,129	6.0
			41,822,554	8.2
		Energy: 6.8%
3,771,600		China Petroleum & Chemical Corp.	2,264,940	0.5
2,649,000		CNOOC Ltd.	2,757,016	0.6
192,958	@	Gazprom PAO ADR	708,156	0.1
1,333,813		Gazprom PAO	2,486,731	0.5
53,597		Lukoil OAO	1,722,974	0.3
3,118,000		PetroChina Co., Ltd.	2,041,170	0.4
30,667	@	Petroleo Brasileiro SA ADR	104,268	0.0
443,200	@	Petroleo Brasileiro SA	960,057	0.2
36,870		Reliance Industries Ltd.	564,531	0.1
78,406		Reliance Industries Ltd. GDR	2,399,224	0.5
81,994		Sasol Ltd.	2,213,658	0.4
10,642,060		Other Securities(a)	16,477,579	3.2
			34,700,304	6.8
		Financials: 26.9%
80,404	@	Banco Bradesco SA ADR	386,743	0.1
109,800		Banco Bradesco SA	568,948	0.1
1,835,700		Bank Central Asia Tbk PT	1,758,746	0.3
11,734,000		Bank of China Ltd.	5,206,533	1.0
1,199,611		Cathay Financial Holding Co., Ltd.	1,680,585	0.3
12,442,000		China Construction Bank	8,487,287	1.7
1,093,000		China Life Insurance Co., Ltd.	3,508,747	0.7
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
472,273		China Life Insurance Co., Ltd. (TWD)	$360,641	0.1
598,000		China Overseas Land & Investment Ltd.	2,081,855	0.4
90,600	#	Dalian Wanda Commercial Properties Co. Ltd.	525,843	0.1
373,000		Grupo Financiero Banorte	2,055,834	0.4
221,094		Housing Development Finance Corp.	4,205,173	0.8
128,400	#,@	Huatai Securities Co. Ltd.	296,824	0.1
10,903,000		Industrial & Commercial Bank of China	6,535,461	1.3
88,278	@	Itau Unibanco Holding S.A. ADR	574,690	0.1
773,500		Ping An Insurance Group Co. of China Ltd.	4,265,624	0.8
376,200		Public Bank BHD	1,620,977	0.3
8,267		Samsung Securities Co. Ltd.	290,140	0.1
62,932		Shinhan Financial Group Co., Ltd.	2,113,996	0.4
904,786,389		Other Securities(a)	90,811,460	17.8
			137,336,107	26.9
		Health Care: 2.9%
142,947		Sun Pharmaceutical Industries Ltd.	1,768,287	0.3
7,768,253		Other Securities	13,275,205	2.6
			15,043,492	2.9
		Industrials: 6.7%
18,096,278		Other Securities(a)	34,290,686	6.7
		Information Technology: 20.3%
74,121	@	Alibaba Group Holding Ltd. ADR	6,023,814	1.2
20,390	@	Baidu, Inc. ADR	3,854,526	0.8
2,124,512		Hon Hai Precision Industry Co., Ltd.	5,199,314	1.0
85,446		SK Hynix, Inc.	2,207,323	0.4
56,220		Infosys Ltd.	936,824	0.2
212,983		Infosys Ltd. ADR	3,567,465	0.7
222,820		MediaTek, Inc.	1,685,299	0.3
4,207		NAVER Corp.	2,345,989	0.5
8,198		Samsung SDI Co., Ltd.	788,114	0.2
4,660		Samsung SDS Co. Ltd.	1,002,305	0.2
16,327		Samsung Electronics Co., Ltd.	17,414,089	3.4
3,645,000		Taiwan Semiconductor Manufacturing Co., Ltd.	15,725,409	3.1
70,723		Tata Consultancy Services Ltd.	2,600,030	0.5

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology (continued)
768,900		Tencent Holdings Ltd.	$15,055,051	2.9
20,162,403		Other Securities(a)	25,234,678	4.9
			103,640,230	20.3
		Materials: 5.9%
6,905		LG Chem Ltd.	1,906,354	0.4
14,892,558		Other Securities(a)	28,397,947	5.5
			30,304,301	5.9
		Telecommunication Services: 6.7%
42,880	@	America Movil SAB de CV ADR	602,893	0.1
3,807,500		America Movil SAB de CV	2,677,589	0.5
910,000		China Mobile Ltd.	10,243,056	2.0
560,000		Chunghwa Telecom Co., Ltd.	1,686,999	0.4
246,407		MTN Group Ltd.	2,122,638	0.4
7,503,700		Telekomunikasi Indonesia Persero Tbk PT	1,680,658	0.3
10,092,657		Other Securities	15,043,353	3.0
			34,057,186	6.7
		Utilities: 2.9%
1,292,000	#	CGN Power Co. Ltd.	481,040	0.1
33,115,181		Other Securities	14,637,070	2.8
			15,118,110	2.9
		Total Common Stock (Cost $592,459,913)	495,897,658	97.0
PREFERRED STOCK: 2.5%
		Consumer Discretionary: 0.2%
3,779		Hyundai Motor Co.	330,428	0.0
5,772		Hyundai Motor Co.- Series 2	513,751	0.1
88,450		Other Securities	433,726	0.1
			1,277,905	0.2
		Consumer Staples: 0.1%
1,447		Amorepacific Corp.	281,979	0.1
		Energy: 0.3%
520,100	@	Petroleo Brasileiro SA	880,802	0.2
241		Other Securities	639,937	0.1
			1,520,739	0.3
		Financials: 0.9%
292,280		Banco Bradesco SA	1,424,369	0.3
358,373		Itau Unibanco Holding S.A.	2,385,077	0.4
517,163		Other Securities	1,009,613	0.2
			4,819,059	0.9
		Information Technology: 0.6%
3,062		Samsung Electronics Co., Ltd.	2,830,476	0.6
Shares			Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
		Materials: 0.2%
1,171		LG Chem Ltd.	$244,647	0.0
373,200		Other Securities	776,518	0.2
			1,021,165	0.2
		Telecommunication Services: 0.1%
56,400		Other Securities	509,649	0.1
		Utilities: 0.1%
144,859		Other Securities	266,349	0.1
		Total Preferred Stock (Cost $24,927,229)	12,527,321	2.5
RIGHTS: 0.0%
		Financials: 0.0%
13,170	@	Banco Bradesco SA	7,935	0.0
7,498		Other Securities	8,505	0.0
		Total Rights (Cost $—)	16,440	0.0
		Total Long-Term Investments (Cost $617,387,142)	508,441,419	99.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
	Securities Lending Collateralcc: 1.8%
2,174,882	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $2,174,963, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $2,218,379, due 01/15/16-04/01/51)	2,174,882	0.4
2,174,882	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.28%, due 01/04/16 (Repurchase Amount $2,174,949, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $2,218,386, due 01/15/16-11/15/43)	2,174,882	0.5

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
2,174,882	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $2,174,956, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $2,218,380, due 11/15/42-02/20/45)	$2,174,882	0.4
2,174,882	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $2,174,961, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,218,380, due 01/15/16- 10/20/65)	2,174,882	0.4
457,793	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $457,808, collateralized by various U.S. Government Securities, 0.074%-3.250%, Market Value plus accrued interest $466,951, due 07/31/16- 11/15/23)	457,793	0.1
		9,157,321	1.8
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.6%
2,928,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $2,928,000)	$2,928,000	0.6
	Total Short-Term Investments (Cost $12,085,321)	12,085,321	2.4
	Total Investments in Securities (Cost $629,472,463)	$520,526,740	101.9
	Liabilities in Excess of Other Assets	(9,554,168)	(1.9)
	Net Assets	$510,972,572	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $645,444,351.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$34,283,361
Gross Unrealized Depreciation	(159,200,972)
Net Unrealized Depreciation	$(124,917,611)

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$9,348,896	$40,235,792	$—	$49,584,688
Consumer Staples	14,274,976	27,547,578	—	41,822,554
Energy	6,880,088	27,820,216	—	34,700,304
Financials	15,532,415	121,226,025	577,667	137,336,107
Health Care	1,411,428	13,367,978	264,086	15,043,492
Industrials	4,816,849	29,473,837	—	34,290,686
Information Technology	17,354,839	86,174,605	110,786	103,640,230
Materials	7,508,541	22,795,760	—	30,304,301
Telecommunication Services	5,624,650	28,432,536	—	34,057,186
Utilities	3,310,899	11,807,211	—	15,118,110
Total Common Stock	86,063,581	408,881,538	952,539	495,897,658
Preferred Stock	7,686,103	4,841,218	—	12,527,321
Rights	8,505	7,935	—	16,440
Short-Term Investments	2,928,000	9,157,321	—	12,085,321
Total Investments, at fair value	$96,686,189	$422,888,012	$952,539	$520,526,740
Other Financial Instruments+
Futures	32,501	—	—	32,501
Total Assets	$96,718,690	$422,888,012	$952,539	$520,559,241

(1)
For the year ended December 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2015, securities valued at $20,068,568 and $7,217,512 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy. In addition, securities valued at $775,457 and $1,014,197 were transferred from Level 1 to Level 3 and Level 2 to Level 3, respectively, due to significant unobservable inputs.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2015, the following futures contracts were outstanding for Voya Emerging Markets Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI Emerging Markets Index	105	03/18/16	$4,134,375	$32,501
			$4,134,375	$32,501

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2015 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$32,501
Total Asset Derivatives		$32,501

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$69,286	$—	$69,286
Equity contracts	—	(2,122,532)	$(2,122,532)
Total	$69,286	$(2,122,532)	$(2,053,246)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(154,512)
Total	$(154,512)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Euro STOXX 50® Index Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.3%
	Consumer Discretionary: 9.5%
59,445	Bayerische Motoren Werke AG	$6,262,654	1.4
184,785	Daimler AG	15,439,610	3.6
194,848	Industria de Diseno Textil SA	6,693,869	1.6
50,439	LVMH Moet Hennessy Louis Vuitton SE	7,922,508	1.8
217,103	Vivendi SA	4,662,757	1.1
		40,981,398	9.5
	Consumer Staples: 11.3%
142,259	Anheuser-Busch InBev Worldwide, Inc.	17,703,835	4.1
102,873	Carrefour S.A.	2,968,889	0.7
113,174	Danone	7,647,603	1.8
45,277	L’Oreal S.A.	7,615,852	1.8
289,368	Unilever NV	12,611,913	2.9
		48,548,092	11.3
	Energy: 6.4%
470,980	ENI S.p.A.	6,997,952	1.7
452,177	Total S.A.	20,271,833	4.7
		27,269,785	6.4
	Financials: 26.0%
84,730	Allianz SE	14,936,118	3.5
250,318	Assicurazioni Generali S.p.A.	4,572,506	1.1
389,174	AXA S.A.	10,633,681	2.5
2,677,353	Banco Santander SA	13,170,964	3.1
1,181,249	Banco Bilbao Vizcaya Argentaria S.A.	8,631,181	2.0
207,296	BNP Paribas	11,728,316	2.7
255,723	Deutsche Bank AG	6,210,183	1.4
717,406	ING Groep NV	9,706,581	2.3
2,660,793	Intesa Sanpaolo SpA - ISP	8,836,541	2.0
27,930	Muenchener Rueckversicherungs- Gesellschaft AG	5,564,723	1.3
149,454	Societe Generale	6,887,198	1.6
18,289	Unibail-Rodamco SE	4,644,173	1.1
1,107,416	UniCredit SpA	6,122,594	1.4
		111,644,759	26.0
	Health Care: 11.2%
153,320	Bayer AG	19,148,296	4.4
40,077	Essilor International SA	4,995,062	1.2
74,220	Fresenius SE & Co. KGaA	5,286,885	1.2
220,348	Sanofi	18,778,545	4.4
		48,208,788	11.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 12.1%
92,311	Cie de Saint-Gobain	$4,000,344	0.9
177,526	Deutsche Post AG	4,963,264	1.2
108,197	Airbus Group SE	7,291,151	1.7
176,596	Koninklijke Philips NV	4,507,508	1.1
63,379	Safran S.A.	4,354,336	1.0
108,944	Schneider Electric SE	6,188,483	1.4
143,887	Siemens AG	13,920,548	3.3
103,312	Vinci S.A.	6,621,793	1.5
		51,847,427	12.1
	Information Technology: 6.0%
68,797	ASML Holding NV	6,112,749	1.5
738,256	Nokia OYJ	5,222,836	1.2
179,141	SAP SE	14,215,485	3.3
		25,551,070	6.0
	Materials: 4.7%
63,794	Air Liquide SA	7,161,975	1.7
170,290	BASF SE	12,972,431	3.0
		20,134,406	4.7
	Telecommunication Services: 6.0%
587,710	Deutsche Telekom AG	10,555,710	2.4
377,961	Orange SA	6,321,707	1.5
798,152	Telefonica S.A.	8,854,687	2.1
		25,732,104	6.0
	Utilities: 5.1%
370,904	E.ON AG	3,561,442	0.8
1,298,845	Enel S.p.A.	5,446,482	1.3
301,203	Engie SA	5,335,303	1.2
1,061,667	Iberdrola S.A.	7,526,169	1.8
		21,869,396	5.1
	Total Common Stock (Cost $375,633,923)	421,787,225	98.3
PREFERRED STOCK: 1.1%
	Consumer Discretionary: 1.1%
33,942	Volkswagen AG	4,900,551	1.1
	Total Preferred Stock (Cost $5,698,055)	4,900,551	1.1
	Total Investments in Securities (Cost $381,331,978)	$426,687,776	99.4
	Assets in Excess of Other Liabilities	2,416,620	0.6
	Net Assets	$429,104,396	100.0

Cost for federal income tax purposes is $406,787,256.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$67,795,372
Gross Unrealized Depreciation	(47,894,852)
Net Unrealized Appreciation	$19,900,520

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Euro STOXX 50® Index Portfolio	as of December 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$40,981,398	$—	$40,981,398
Consumer Staples	12,611,913	35,936,179	—	48,548,092
Energy	—	27,269,785	—	27,269,785
Financials	9,706,581	101,938,178	—	111,644,759
Health Care	—	48,208,788	—	48,208,788
Industrials	—	51,847,427	—	51,847,427
Information Technology	—	25,551,070	—	25,551,070
Materials	—	20,134,406	—	20,134,406
Telecommunication Services	—	25,732,104	—	25,732,104
Utilities	—	21,869,396	—	21,869,396
Total Common Stock	22,318,494	399,468,731	—	421,787,225
Preferred Stock	—	4,900,551	—	4,900,551
Total Investments, at fair value	$22,318,494	$404,369,282	$—	$426,687,776
Other Financial Instruments+
Forward Foreign Currency Contracts	—	13,237	—	13,237
Total Assets	$22,318,494	$404,382,519	$—	$426,701,013
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(65,858)	$—	$(65,858)
Futures	(23,109)	—	—	(23,109)
Total Liabilities	$(23,109)	$(65,858)	$—	$(88,967)

(1)
For the year ended December 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2015, securities valued at $21,259,710 were transferred from Level 2 to Level 1 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2015, the following forward foreign currency contracts were outstanding for Voya Euro STOXX 50® Index Portfolio:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	EU Euro	4,300,000	Buy	03/16/16	$4,747,629	$4,681,771	$(65,858)
							$(65,858)
Barclays Bank PLC	EU Euro	1,000,000	Sell	03/16/16	$1,095,448	$1,088,784	$6,664
Societe Generale	EU Euro	1,300,000	Sell	03/16/16	1,421,992	1,415,419	6,573
							$13,237

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Euro STOXX 50® Index Portfolio	as of December 31, 2015 (continued)

At December 31, 2015, the following futures contracts were outstanding for Voya Euro STOXX 50® Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts	60	03/18/16	$2,140,039	$(23,109)
EURO STOXX 50®			$2,140,039	$(23,109)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$13,237
Total Asset Derivatives		$13,237
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$65,858
Equity contracts	Net Assets — Unrealized depreciation*	23,109
Total Liability Derivatives		$88,967

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(274,124)	$—	$(274,124)
Equity contracts	—	427,176	427,176
Total	$(274,124)	$427,176	$153,052

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$65,767	$—	$65,767
Equity contracts	—	(128,076)	(128,076)
Total	$65,767	$(128,076)	$(62,309)

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Euro STOXX 50® Index Portfolio	as of December 31, 2015 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2015:
	Barclays Bank PLC	Morgan Stanley	Societe Generale	Totals
Assets:
Forward foreign currency contracts	$6,664	$—	$6,573	$13,237
Total Assets	$6,664	$—	$6,573	$13,237
Liabilities:
Forward foreign currency contracts	$—	$65,858	$—	$65,858
Total Liabilities	$—	$65,858	$—	$65,858
Net OTC derivative instruments by counterparty, at fair value	$6,664	$(65,858)	$6,573	(52,621)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$6,664	$(65,858)	$6,573	$(52,621)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya FTSE 100 Index® Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.0%
		Consumer Discretionary: 10.9%
149,409		Sky PLC	$2,449,239	0.7
234,764		Compass Group PLC	4,068,067	1.2
533,409		ITV PLC	2,171,708	0.6
101,110	#	Merlin Entertainments PLC	677,953	0.2
20,980		Next PLC	2,252,654	0.7
159,408		Relx PLC	2,811,323	0.8
25,999		Whitbread PLC	1,685,175	0.5
184,661		WPP PLC	4,247,557	1.2
1,958,036		Other Securities	16,941,145	5.0
			37,304,821	10.9
		Consumer Staples: 18.2%
49,653		Associated British Foods PLC	2,443,297	0.7
265,593		British American Tobacco PLC	14,749,537	4.3
358,878		Diageo PLC	9,800,212	2.9
137,273		Imperial Tobacco Group PLC	7,250,481	2.1
90,582		Reckitt Benckiser Group PLC	8,381,271	2.5
134,700		SABMiller PLC	8,058,345	2.4
1,157,399	@	Tesco PLC	2,543,140	0.7
171,901		Unilever PLC	7,373,248	2.2
229,345		Other Securities(a)	1,365,253	0.4
			61,964,784	18.2
		Energy: 12.1%
484,922		BG Group PLC	7,029,393	2.1
2,598,535		BP PLC	13,503,847	4.0
561,657		Royal Dutch Shell PLC - Class A	12,721,135	3.7
345,906		Royal Dutch Shell PLC - Class B	7,883,566	2.3
			41,137,941	12.1
		Financials: 23.1%
576,417		Aviva PLC	4,375,305	1.3
2,386,169		Barclays PLC	7,680,574	2.3
145,940		British Land Co. PLC	1,688,663	0.5
2,780,712		HSBC Holdings PLC	21,951,670	6.4
112,092		Land Securities Group PLC	1,943,130	0.6
846,046		Legal & General Group PLC	3,338,435	1.0
9,119,911		Lloyds Banking Group Plc	9,813,037	2.9
44,459		London Stock Exchange Group PLC	1,798,737	0.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
696,351		Old Mutual PLC	$1,831,874	0.5
363,574		Prudential PLC	8,191,185	2.4
461,745		Royal Bank of Scotland Group PLC	2,052,497	0.6
382,452		Standard Chartered PLC	3,173,281	0.9
1,312,873		Other Securities	11,075,934	3.2
			78,914,322	23.1
		Health Care: 10.2%
179,808		AstraZeneca PLC	12,145,626	3.5
692,722		GlaxoSmithKline PLC	13,990,186	4.1
83,757		Shire PLC	5,746,385	1.7
127,761		Smith & Nephew PLC	2,276,979	0.7
19,181		Other Securities	650,230	0.2
			34,809,406	10.2
		Industrials: 6.8%
450,659		BAE Systems PLC	3,318,004	1.0
94,309		Capita Group PLC	1,678,004	0.5
138,715		Experian PLC	2,451,720	0.7
261,085		International Consolidated Airlines Group SA	2,347,447	0.7
25,779,870	@	Rolls-Royce Holdings PLC	2,256,637	0.6
37,088		Wolseley PLC	2,014,368	0.6
482,149		Other Securities	9,100,823	2.7
			23,167,003	6.8
		Information Technology: 1.5%
201,113		ARM Holdings PLC	3,065,388	0.9
148,184	#,@	Worldpay Group PLC	671,310	0.2
153,460		Other Securities	1,363,510	0.4
			5,100,208	1.5
		Materials: 5.4%
300,937		BHP Billiton PLC	3,356,015	1.0
116,098		CRH PLC - London	3,361,256	1.0
1,661,329		Glencore PLC	2,201,488	0.6
175,109		Rio Tinto PLC	5,098,376	1.5
355,655		Other Securities	4,398,594	1.3
			18,415,729	5.4
		Telecommunication Services: 6.3%
1,192,482		BT Group PLC	8,280,139	2.4
3,785,290		Vodafone Group PLC	12,274,885	3.6
63,822		Other Securities	1,069,946	0.3
			21,624,970	6.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya FTSE 100 Index® Portfolio	as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: 4.5%
719,841	Centrica PLC	$2,311,403	0.7
537,455	National Grid PLC	7,412,401	2.2
140,690	SSE PLC	3,159,038	0.9
131,069	Other Securities	2,422,051	0.7
		15,304,893	4.5
	Total Common Stock (Cost $323,252,583)	337,744,077	99.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.2%
	Securities Lending Collateralcc: 0.2%
571,416	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $571,439, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $582,844, due 03/31/21-02/ 15/44) (Cost $571,416)	571,416	0.2
	Total Short-Term Investments (Cost $571,416)	571,416	0.2

Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Investments in Securities (Cost $323,823,999)	$338,315,493	99.2
Assets in Excess of Other Liabilities	2,813,215	0.8
Net Assets	$341,128,708	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $328,429,142.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$70,406,223
Gross Unrealized Depreciation	(60,519,872)
Net Unrealized Appreciation	$9,886,351

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$37,304,821	$—	$37,304,821
Consumer Staples	—	61,964,784	—	61,964,784
Energy	—	41,137,941	—	41,137,941
Financials	—	78,914,322	—	78,914,322
Health Care	—	34,809,406	—	34,809,406
Industrials	—	23,167,003	—	23,167,003
Information Technology	671,310	4,428,898	—	5,100,208
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya FTSE 100 Index® Portfolio	as of December 31, 2015 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Materials	—	18,415,729	—	18,415,729
Telecommunication Services	—	21,624,970	—	21,624,970
Utilities	—	15,304,893	—	15,304,893
Total Common Stock	671,310	337,072,767	—	337,744,077
Short-Term Investments	—	571,416	—	571,416
Total Investments, at fair value	$671,310	$337,644,183	$—	$338,315,493
Other Financial Instruments+
Forward Foreign Currency Contracts	—	2,782	—	2,782
Futures	92,069	—	—	92,069
Total Assets	$763,379	$337,646,965	$—	$338,410,344
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(70,630)	$—	$(70,630)
Total Liabilities	$—	$(70,630)	$—	$(70,630)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2015, the following forward foreign currency contracts were outstanding for Voya FTSE 100 Index® Portfolio:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America	British Pound	1,800,000	Buy	03/16/16	$2,724,527	$2,653,897	$(70,630)
							$(70,630)
The Bank of New York	British Pound	400,000	Sell	03/16/16	$592,537	$589,755	$2,782
							$2,782

At December 31, 2015, the following futures contracts were outstanding for Voya FTSE 100 Index® Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
FTSE 100 Index	40	03/18/16	$3,654,858	$92,069
			$3,654,858	$92,069

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya FTSE 100 Index® Portfolio	as of December 31, 2015 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$2,782
Equity contracts	Net Assets — Unrealized appreciation*	92,069
Total Asset Derivatives		$94,851
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$70,630
Total Liability Derivatives		$70,630

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(462,312)	$—	$(462,312)
Equity contracts	—	159,881	159,881
Total	$(462,312)	$159,881	$(302,431)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(60,230)	$—	$(60,230)
Equity contracts	—	(134,759)	(134,759)
Total	$(60,230)	$(134,759)	$(194,989)

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2015:
	Bank of America	The Bank of New York	Totals
Assets:
Forward foreign currency contracts	$—	$2,782	$2,782
Total Assets	$—	$2,782	$2,782
Liabilities:
Forward foreign currency contracts	$70,630	$—	$70,630
Total Liabilities	$70,630	$—	$70,630
Net OTC derivative instruments by counterparty, at fair value	$(70,630)	$2,782	(67,848)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(70,630)	$2,782	$(67,848)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Hang Seng Index Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.8%
	Consumer Discretionary: 2.6%
523,000	Belle International Holdings Ltd.	$391,312	0.5
182,000	Galaxy Entertainment Group Ltd.	570,265	0.8
457,028	Li & Fung Ltd.	309,082	0.4
187,600	Sands China Ltd.	636,000	0.9
		1,906,659	2.6
	Consumer Staples: 2.4%
213,000	China Mengniu Diary Co., Ltd.	345,772	0.5
95,286	China Resources Enterprise	203,310	0.3
61,500	Hengan International Group Co., Ltd.	577,370	0.8
152,000	Tingyi Cayman Islands Holding Corp.	215,944	0.3
558,000	Want Want China Holdings Ltd.	414,140	0.5
		1,756,536	2.4
	Energy: 6.0%
1,978,438	China Petroleum & Chemical Corp.	1,188,102	1.6
263,341	China Shenhua Energy Co., Ltd.	411,207	0.6
1,384,714	CNOOC Ltd.	1,441,177	2.0
250,000	Kunlun Energy Co. Ltd.	221,978	0.3
1,634,604	PetroChina Co., Ltd.	1,070,078	1.5
		4,332,542	6.0
	Financials: 56.3%
933,800	AIA Group Ltd.	5,579,533	7.7
6,157,746	Bank of China Ltd.	2,732,274	3.8
678,451	Bank of Communications Co., Ltd.	475,782	0.7
112,584	Bank of East Asia Ltd.	417,628	0.6
286,629	BOC Hong Kong Holdings Ltd.	872,218	1.2
209,536	Cheung Kong Property Holdings Ltd.	1,355,485	1.9
6,522,107	China Construction Bank	4,449,043	6.2
576,911	China Life Insurance Co., Ltd.	1,851,999	2.6
304,991	China Overseas Land & Investment Ltd.	1,061,784	1.5
214,444	China Resources Land Ltd.	620,537	0.9
174,706	Hang Lung Properties Ltd.	395,859	0.5
59,243	Hang Seng Bank Ltd.	1,122,854	1.5
77,172	Henderson Land Development Co., Ltd.	470,750	0.6
88,941	Hong Kong Exchanges and Clearing Ltd.	2,265,753	3.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
897,628	HSBC Holdings PLC	$7,097,192	9.8
5,718,340	Industrial & Commercial Bank of China	3,427,679	4.7
174,500	Link REIT	1,040,349	1.4
418,100	New World Development Ltd.	410,549	0.6
403,932	Ping An Insurance Group Co. of China Ltd.	2,227,566	3.1
235,265	Sino Land Co.	342,724	0.5
111,555	Sun Hung Kai Properties Ltd.	1,340,845	1.9
45,591	Swire Pacific Ltd.	509,257	0.7
105,637	Wharf Holdings Ltd.	582,427	0.8
		40,650,087	56.3
	Industrials: 6.7%
91,818	Cathay Pacific Airways Ltd.	157,987	0.2
100,571	China Merchants Holdings International Co., Ltd.	318,093	0.4
563,811	Citic Pacific Ltd.	994,135	1.4
209,536	CK Hutchison Holdings Ltd.	2,816,568	3.9
113,143	MTR Corp.	558,680	0.8
		4,845,463	6.7
	Information Technology: 10.7%
560,000	Lenovo Group Ltd.	565,148	0.8
364,475	Tencent Holdings Ltd.	7,136,416	9.9
		7,701,564	10.7
	Telecommunication Services: 8.2%
476,101	China Mobile Ltd.	5,359,043	7.4
463,110	China Unicom Hong Kong Ltd.	559,438	0.8
		5,918,481	8.2
	Utilities: 4.9%
149,654	China Resources Power Holdings Co.	289,537	0.4
146,931	CLP Holdings Ltd.	1,245,388	1.7
537,561	Hong Kong & China Gas	1,052,029	1.4
107,322	Power Assets Holdings Ltd.	983,880	1.4
		3,570,834	4.9
	Total Common Stock (Cost $58,923,603)	70,682,166	97.8
SHORT-TERM INVESTMENTS: 1.4%
	Mutual Funds: 1.4%
1,027,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $1,027,000)	1,027,000	1.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Hang Seng Index Portfolio	as of December 31, 2015 (continued)

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $1,027,000)	$1,027,000	1.4
Total Investments in Securities (Cost $59,950,603)	$71,709,166	99.2
Assets in Excess of Other Liabilities	550,081	0.8
Net Assets	$72,259,247	100.0

††
Rate shown is the 7-day yield as of December 31, 2015.

Cost for federal income tax purposes is $64,018,074.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$14,333,129
Gross Unrealized Depreciation	(6,642,037)
Net Unrealized Appreciation	$7,691,092

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$1,906,659	$—	$1,906,659
Consumer Staples	—	1,756,536	—	1,756,536
Energy	—	4,332,542	—	4,332,542
Financials	—	40,650,087	—	40,650,087
Industrials	—	4,845,463	—	4,845,463
Information Technology	—	7,701,564	—	7,701,564
Telecommunication Services	—	5,918,481	—	5,918,481
Utilities	—	3,570,834	—	3,570,834
Total Common Stock	—	70,682,166	—	70,682,166
Short-Term Investments	1,027,000	—	—	1,027,000
Total Investments, at fair value	$1,027,000	$70,682,166	$—	$71,709,166
Other Financial Instruments+
Forward Foreign Currency Contracts	—	521	—	521
Total Assets	$1,027,000	$70,682,687	$—	$71,709,687
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(111)	$—	$(111)
Futures	(21,499)	—	—	(21,499)
Total Liabilities	$(21,499)	$(111)	$—	$(21,610)

(1)
For the year ended December 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2015, securities valued at $3,328,850 were transferred from Level 1 to Level 2 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Hang Seng Index Portfolio	as of December 31, 2015 (continued)

At December 31, 2015, the following forward foreign currency contracts were outstanding for Voya Hang Seng Index Portfolio:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	Hong Kong Sar Dollar	14,300,000	Buy	03/16/16	$1,845,696	$1,846,217	$521
							$521
Morgan Stanley	Hong Kong Sar Dollar	3,000,000	Sell	03/16/16	$387,207	$387,318	$(111)
							$(111)

At December 31, 2015, the following futures contracts were outstanding for Voya Hang Seng Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Hang Seng Index	12	01/28/16	$1,696,247	$(21,499)
			$1,696,247	$(21,499)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$521
Total Asset Derivatives		$521
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$111
Equity contracts	Net Assets — Unrealized depreciation*	21,499
Total Liability Derivatives		$21,610

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(1,911)	$—	$(1,911)
Equity contracts	—	(287,796)	(287,796)
Total	$(1,911)	$(287,796)	$(289,707)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$551	$—	$551
Equity contracts	—	(50,759)	(50,759)
Total	$551	$(50,759)	$(50,208)

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Hang Seng Index Portfolio	as of December 31, 2015 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2015:
Morgan Stanley
Assets:
Forward foreign currency contracts	$521
Total Assets	$521
Liabilities:
Forward foreign currency contracts	$111
Total Liabilities	$111
Net OTC derivative instruments by counterparty, at fair value	$410
Total collateral pledged by the Portfolio/(Received from counterparty)	$—
Net Exposure(1)	$410

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.0%
		Consumer Discretionary: 12.7%
106,861		Daimler AG	$8,928,712	0.7
180,042		Honda Motor Co., Ltd.	5,754,420	0.4
46,504	#	Merlin Entertainments PLC	311,814	0.0
73,415		Mitsubishi Motors Corp.	621,130	0.0
303,562		Toyota Motor Corp.	18,693,051	1.4
9,258,518		Other Securities(a)	138,794,147	10.2
			173,103,274	12.7
		Consumer Staples: 11.7%
89,300		Anheuser-Busch InBev Worldwide, Inc.	11,113,198	0.8
206,115		British American Tobacco PLC	11,446,465	0.8
277,266		Diageo PLC	7,571,558	0.6
105,919		Imperial Tobacco Group PLC	5,594,426	0.4
92,180		Koninklijke Ahold NV	1,944,404	0.1
352,535		Nestle S.A.	26,170,525	1.9
70,770		Reckitt Benckiser Group PLC	6,548,128	0.5
107,117		SABMiller PLC	6,408,209	0.5
180,277		Unilever NV	7,857,254	0.6
141,375		Unilever PLC	6,063,915	0.5
570,500	#,@	WH Group Ltd.	317,523	0.0
4,103,682		Other Securities(a)	67,971,568	5.0
			159,007,173	11.7
		Energy: 4.5%
377,544		BG Group PLC	5,472,850	0.4
2,025,190		BP PLC	10,524,336	0.8
434,541		Royal Dutch Shell PLC - Class A	9,842,047	0.7
267,384		Royal Dutch Shell PLC - Class B	6,093,966	0.4
241,371		Total S.A.	10,821,056	0.8
1,902,757		Other Securities(a)	18,737,265	1.4
			61,491,520	4.5
		Financials: 25.5%
1,353,299		AIA Group Ltd.	8,086,074	0.6
50,886		Allianz SE	8,970,132	0.7
313,018		Australia & New Zealand Banking Group Ltd.	6,316,625	0.5
213,688		AXA S.A.	5,838,751	0.4
1,604,136		Banco Santander SA	7,891,383	0.6
1,862,535		Barclays PLC	5,995,107	0.4
117,838		BNP Paribas	6,666,995	0.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
189,364		Commonwealth Bank of Australia	$11,707,307	0.9
2,169,338		HSBC Holdings PLC	17,125,323	1.2
431,504		ING Groep NV	5,838,296	0.4
6,317,341		Lloyds Banking Group Plc	6,797,467	0.5
137,327		Mitsubishi Estate Co., Ltd.	2,855,486	0.2
1,414,106		Mitsubishi UFJ Financial Group, Inc.	8,759,325	0.6
59,976		Mitsubishi UFJ Lease & Finance Co., Ltd.	308,651	0.0
291,683		National Australia Bank Ltd.	6,365,041	0.5
284,832		Prudential PLC	6,417,157	0.5
140,251		Sumitomo Mitsui Financial Group, Inc.	5,293,220	0.4
382,859		Sumitomo Mitsui Trust Holdings, Inc.	1,450,014	0.1
409,178		UBS Group AG	7,937,837	0.6
369,162		Westpac Banking Corp.	8,948,385	0.7
35,821,135		Other Securities(a)	208,277,432	15.2
			347,846,008	25.5
		Health Care: 11.7%
140,068		AstraZeneca PLC	9,461,279	0.7
91,855		Bayer AG	11,471,867	0.8
539,607		GlaxoSmithKline PLC	10,897,882	0.8
251,716		Novartis AG	21,652,428	1.6
217,387		Novo Nordisk A/S	12,586,318	0.9
77,833		Roche Holding AG	21,568,179	1.6
131,257		Sanofi	11,186,013	0.8
97,441		Teva Phaemaceutical Industries Ltd.	6,357,140	0.5
1,454,837		Other Securities(a)	54,357,879	4.0
			159,538,985	11.7
		Industrials: 12.9%
7,070	#,@	Aena SA	809,584	0.0
105,919		Koninklijke Philips NV	2,703,519	0.2
144,493		Mitsubishi Corp.	2,403,370	0.2
216,361		Mitsubishi Electric Corp.	2,271,108	0.2
342,193		Mitsubishi Heavy Industries Ltd.	1,496,240	0.1
14,490		Mitsubishi Logistics Corp.	190,923	0.0
87,325		Siemens AG	8,448,379	0.6
32,551,927		Other Securities(a)	158,295,901	11.6
			176,619,024	12.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: 5.2%
64,248	#,@	Auto Trader Group PLC	$418,891	0.0
108,341		SAP SE	8,597,249	0.6
3,923,966		Other Securities(a)	62,314,134	4.6
			71,330,274	5.2
		Materials: 6.3%
101,205		BASF SE	7,709,642	0.6
349,699		BHP Billiton Ltd.	4,500,463	0.3
233,634		BHP Billiton PLC	2,605,459	0.2
19,888		Koninklijke DSM NV	997,298	0.1
47,523		Rio Tinto Ltd.	1,536,869	0.1
135,941		Rio Tinto PLC	3,957,983	0.3
6,578,322		Other Securities(a)	64,868,282	4.7
			86,175,996	6.3
		Telecommunication Services: 4.9%
932,554		BT Group PLC	6,475,298	0.5
358,726		Deutsche Telekom AG	6,442,986	0.5
361,732	@	Koninklijke KPN NV	1,368,210	0.1
106,046		SoftBank Group Corp.	5,352,185	0.4
515,519		Telefonica S.A.	5,719,160	0.4
2,943,456		Vodafone Group PLC	9,544,998	0.7
5,631,176		Other Securities(a)	32,022,372	2.3
			66,925,209	4.9
		Utilities: 3.6%
418,370		National Grid PLC	5,770,020	0.4
6,278,068		Other Securities	43,814,182	3.2
			49,584,202	3.6
		Total Common Stock (Cost $1,333,218,014)	1,351,621,665	99.0
PREFERRED STOCK: 0.5%
		Consumer Discretionary: 0.3%
43,576		Other Securities	4,367,379	0.3
		Consumer Staples: 0.2%
19,580		Other Securities	2,185,179	0.2
		Materials: 0.0%
7,773		Other Securities	366,005	0.0
		Total Preferred Stock (Cost $7,865,309)	6,918,563	0.5

Shares		Value	Percentage of Net Assets
RIGHTS: 0.0%
	Energy: 0.0%
120,648	Other Securities	$60,182	0.0
	Financials: 0.0%
110,776	Other Securities	559	0.0
	Total Rights (Cost $61,397)	60,741	0.0
	Total Long-Term Investments (Cost $1,341,144,720)	1,358,600,969	99.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.4%
	Securities Lending Collateralcc: 0.9%
2,295,133	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $2,295,211, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $2,341,036, due 06/09/16-05/20/45)	2,295,133	0.2
2,872,342	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $2,872,458, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $2,929,789, due 03/31/21-02/15/44)	2,872,342	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
2,872,342	Mitsubishi UFJ Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $2,872,440, collateralized by various U.S. Government Agency Obligations, 1.994%-6.035%, Market Value plus accrued interest $2,929,789, due 04/01/24-04/20/65)	$2,872,342	0.2
2,872,342	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $2,872,446, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,929,789, due 01/15/16-10/20/65)	2,872,342	0.2
1,181,803	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $1,181,856, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,206,307, due 01/15/17-02/15/42)	1,181,803	0.1
		12,093,962	0.9
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.5%
7,416,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $7,416,000)	$7,416,000	0.5
	Total Short-Term Investments (Cost $19,509,962)	19,509,962	1.4
	Total Investments in Securities (Cost $1,360,654,682)	$1,378,110,931	100.9
	Liabilities in Excess of Other Assets	(12,105,137)	(0.9)
	Net Assets	$1,366,005,794	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $1,373,717,291.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$167,184,185
Gross Unrealized Depreciation	(162,790,545)
Net Unrealized Appreciation	$4,393,640

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$519,805	$172,583,469	$—	$173,103,274
Consumer Staples	8,676,763	150,330,410	—	159,007,173
Energy	—	61,491,520	—	61,491,520
Financials	7,257,210	340,588,798	—	347,846,008
Health Care	—	159,538,985	—	159,538,985
Industrials	591,216	176,027,808	—	176,619,024
Information Technology	3,380,200	67,950,074	—	71,330,274
Materials	—	86,175,996	—	86,175,996
Telecommunication Services	409,879	66,515,330	—	66,925,209
Utilities	—	49,584,202	—	49,584,202
Total Common Stock	20,835,073	1,330,786,592	—	1,351,621,665
Preferred Stock	—	6,918,563	—	6,918,563
Rights	60,182	559	—	60,741
Short-Term Investments	7,416,000	12,093,962	—	19,509,962
Total Investments, at fair value	$28,311,255	$1,349,799,676	$—	$1,378,110,931
Other Financial Instruments+
Futures	171,202	—	—	171,202
Total Assets	$28,482,457	$1,349,799,676	$—	$1,378,282,133

(1)
For the year ended December 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2015, securities valued at $18,897,724 and $15,763,165 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2015, the following futures contracts were outstanding for Voya International Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	120	03/18/16	$10,189,200	$171,202
			$10,189,200	$171,202

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2015 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$171,202
Total Asset Derivatives		$171,202

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(550,411)
Total	$(550,411)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$134,858
Total	$134,858

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Japan TOPIX Index® Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.8%
	Consumer Discretionary: 20.2%
72,200	Bridgestone Corp.	$2,476,562	0.6
50,500	Denso Corp.	2,413,168	0.6
64,500	Fuji Heavy Industries Ltd.	2,657,160	0.7
183,500	Honda Motor Co., Ltd.	5,864,942	1.5
75,500	Mitsubishi Motors Corp.	638,770	0.2
287,000	Nissan Motor Co., Ltd.	3,005,103	0.8
233,250	Panasonic Corp.	2,364,575	0.6
143,612	Sony Corp.	3,529,523	0.9
252,260	Toyota Motor Corp.	15,533,924	4.0
3,628,485	Other Securities(a)	39,710,701	10.3
		78,194,428	20.2
	Consumer Staples: 8.6%
134,800	Japan Tobacco, Inc.	4,949,016	1.3
57,400	Kao Corp.	2,949,714	0.7
84,100	Seven & I Holdings Co., Ltd.	3,850,482	1.0
1,184,522	Other Securities(a)	21,584,317	5.6
		33,333,529	8.6
	Energy: 0.8%
515,010	Other Securities(a)	3,335,969	0.8
	Financials: 17.5%
129,000	Dai-ichi Life Insurance Co., Ltd.	2,146,262	0.5
67,360	Daiwa House Industry Co., Ltd.	1,936,354	0.5
150,000	Mitsubishi Estate Co., Ltd.	3,119,000	0.8
1,612,300	Mitsubishi UFJ Financial Group, Inc.	9,986,988	2.6
52,000	Mitsubishi UFJ Lease & Finance Co., Ltd.	267,604	0.1
107,000	Mitsui Fudosan Co., Ltd.	2,685,474	0.7
60,211	MS&AD Insurance Group Holdings, Inc.	1,765,668	0.5
2,832,700	Mizuho Financial Group, Inc.	5,665,401	1.5
388,900	Nomura Holdings, Inc.	2,166,195	0.6
142,800	ORIX Corp.	2,003,265	0.5
59,100	Osaka Securities Exchange Co. Ltd.	923,838	0.2
159,352	Sumitomo Mitsui Financial Group, Inc.	6,014,112	1.5
422,440	Sumitomo Mitsui Trust Holdings, Inc.	1,599,920	0.4
81,500	Tokio Marine Holdings, Inc.	3,147,907	0.8
3,574,304	Other Securities(a)	24,353,023	6.3
		67,781,011	17.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: 7.0%
239,600		Astellas Pharma, Inc.	$3,410,889	0.9
26,300		Eisai Co., Ltd.	1,739,766	0.5
9,700		Ono Pharmaceutical Co., Ltd.	1,729,623	0.4
45,900		Otsuka Holdings Co. Ltd.	1,630,778	0.4
83,700		Takeda Pharmaceutical Co., Ltd.	4,173,238	1.1
569,540		Other Securities(a)	14,243,298	3.7
			26,927,592	7.0
		Industrials: 20.5%
18,300		Central Japan Railway Co.	3,248,871	0.8
29,800		Daikin Industries Ltd.	2,170,086	0.6
37,300		East Japan Railway Co.	3,512,390	0.9
20,900		Fanuc Ltd.	3,600,858	0.9
158,800		Itochu Corp.	1,878,358	0.5
105,600		Komatsu Ltd.	1,727,875	0.5
103,000	@	Kubota Corp.	1,591,211	0.4
151,700		Mitsubishi Corp.	2,523,244	0.7
212,000		Mitsubishi Electric Corp.	2,225,331	0.6
352,000		Mitsubishi Heavy Industries Ltd.	1,539,121	0.4
15,000		Mitsubishi Logistics Corp.	197,643	0.1
177,200		Mitsui & Co., Ltd.	2,105,498	0.5
23,714		Nidec Corp.	1,719,644	0.4
6,400		SMC Corp.	1,662,297	0.4
7,025,374		Other Securities(a)	49,595,491	12.8
			79,297,918	20.5
		Information Technology: 10.4%
110,366		Canon, Inc.	3,338,575	0.9
49,100		Fuji Photo Film Co., Ltd.	2,049,066	0.5
510,146		Hitachi Ltd.	2,890,679	0.7
47,500		Hoya Corp.	1,942,398	0.5
4,600		Keyence Corp.	2,528,184	0.7
21,420		Murata Manufacturing Co., Ltd.	3,081,937	0.8
12,600		Nintendo Co., Ltd.	1,732,627	0.4
5,500		Otsuka Corp.	270,181	0.1
2,013,077		Other Securities(a)	22,227,753	5.8
			40,061,400	10.4
		Materials: 6.4%
93,865		Nippon Steel Corp.	1,856,872	0.5
1,400		Osaka Steel Co., Ltd.	25,465	0.0
38,400		Shin-Etsu Chemical Co., Ltd.	2,087,649	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Japan TOPIX Index® Portfolio	as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials (continued)
3,738,530	Other Securities(a)	$20,705,893	5.4
		24,675,879	6.4
	Telecommunication Services: 5.3%
204,300	KDDI Corp.	5,305,711	1.4
155,400	Nippon Telegraph & Telephone Corp.	6,184,627	1.6
155,100	NTT DoCoMo, Inc.	3,181,349	0.8
112,750	SoftBank Group Corp.	5,690,538	1.5
7,300	Other Securities(a)	16,271	0.0
		20,378,496	5.3
	Utilities: 2.1%
212,000	Osaka Gas Co., Ltd.	765,731	0.2
837,150	Other Securities	7,306,172	1.9
		8,071,903	2.1
	Total Common Stock (Cost $325,847,312)	382,058,125	98.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Securities Lending Collateralcc: 1.2%
224,652	Bank of Nova Scotia, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $224,659, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $229,153, due 02/29/16-02/15/45)	224,652	0.0
1,067,297	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $1,067,337, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $1,088,643, due 01/15/16-04/01/51)	1,067,297	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,067,297	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $1,067,333, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $1,088,643, due 11/15/42-02/20/45)	$1,067,297	0.3
1,067,297	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $1,067,340, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $1,088,643, due 03/31/21-02/15/44)	1,067,297	0.3
1,067,297	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $1,067,336, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,088,643, due 01/15/16-10/20/65)	1,067,297	0.3
		4,493,840	1.2
	Total Short-Term Investments (Cost $4,493,840)	4,493,840	1.2
	Total Investments in Securities (Cost $330,341,152)	$386,551,965	100.0
	Liabilities in Excess of Other Assets	(150,456)	—
	Net Assets	$386,401,509	100.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Japan TOPIX Index® Portfolio	as of December 31, 2015 (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $335,460,616.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$79,747,421
Gross Unrealized Depreciation	(28,656,072)
Net Unrealized Appreciation	$51,091,349

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$23,319	$78,171,109	$—	$78,194,428
Consumer Staples	—	33,333,529	—	33,333,529
Energy	—	3,335,969	—	3,335,969
Financials	1,641,861	66,139,150	—	67,781,011
Health Care	—	26,927,592	—	26,927,592
Industrials	—	79,297,918	—	79,297,918
Information Technology	—	40,061,400	—	40,061,400
Materials	—	24,675,879	—	24,675,879
Telecommunication Services	—	20,378,496	—	20,378,496
Utilities	—	8,071,903	—	8,071,903
Total Common Stock	1,665,180	380,392,945	—	382,058,125
Short-Term Investments	—	4,493,840	—	4,493,840
Total Investments, at fair value	$1,665,180	$384,886,785	$—	$386,551,965
Other Financial Instruments+
Forward Foreign Currency Contracts	—	30,386	—	30,386
Total Assets	$1,665,180	$384,917,171	$—	$386,582,351
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(61,546)	$—	$(61,546)
Futures	(111,019)	—	—	(111,019)
Total Liabilities	$(111,019)	$(61,546)	$—	$(172,565)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Japan TOPIX Index® Portfolio	as of December 31, 2015 (continued)

At December 31, 2015, the following forward foreign currency contracts were outstanding for Voya Japan TOPIX Index® Portfolio:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	Japanese Yen	1,100,000,000	Buy	03/16/16	$9,137,524	$9,167,910	$30,386
							$30,386
Bank of America	Japanese Yen	350,000,000	Sell	03/16/16	$2,857,127	$2,917,063	$(59,936)
Morgan Stanley	Japanese Yen	210,000,000	Sell	03/16/16	1,748,627	1,750,237	(1,610)
							$(61,546)

At December 31, 2015, the following futures contracts were outstanding for Voya Japan TOPIX Index® Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	33	03/10/16	$4,248,721	$(111,019)
			$4,248,721	$(111,019)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$30,386
Total Asset Derivatives		$30,386
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$61,546
Equity contracts	Net Assets — Unrealized depreciation*	111,019
Total Liability Derivatives		$172,565

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(273,672)	$—	$(273,672)
Equity contracts	—	1,895,902	1,895,902
Total	$(273,672)	$1,895,902	$1,622,230

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$21,217	$—	$21,217
Equity contracts	—	(91,962)	(91,962)
Total	$21,217	$(91,962)	$(70,745)

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Japan TOPIX Index® Portfolio	as of December 31, 2015 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2015:
	Bank of America	Morgan Stanley	Totals
Assets:
Forward foreign currency contracts	$—	$30,386	$30,386
Total Assets	$—	$30,386	$30,386
Liabilities:
Forward foreign currency contracts	$59,936	$1,610	$61,546
Total Liabilities	$59,936	$1,610	$61,546
Net OTC derivative instruments by counterparty, at fair value	$(59,936)	$28,776	(31,160)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(59,936)	$28,776	$(31,160)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Consumer Discretionary: 19.6%
27,488	@	Amazon.com, Inc.	$18,578,864	3.3
163,062		Comcast Corp. - Class A	9,201,589	1.6
93,674		Home Depot, Inc.	12,388,386	2.2
68,631		Lowe’s Cos, Inc.	5,218,701	0.9
69,122		McDonald’s Corp.	8,166,073	1.5
30,603	@	Netflix, Inc.	3,500,371	0.6
97,794		Nike, Inc.	6,112,125	1.1
3,739	@	Priceline.com, Inc.	4,767,038	0.9
108,206		Starbucks Corp.	6,495,606	1.2
20,386		Time Warner Cable, Inc.	3,783,438	0.7
30,579		Time Warner, Inc.	1,977,544	0.4
49,065		TJX Cos., Inc.	3,479,199	0.6
122,359		Walt Disney Co.	12,857,484	2.3
256,277		Other Securities(a)	12,868,977	2.3
			109,395,395	19.6
		Consumer Staples: 12.1%
133,448		Altria Group, Inc.	7,768,008	1.4
282,774		Coca-Cola Co.	12,147,971	2.2
57,208		Colgate-Palmolive Co.	3,811,197	0.7
31,728		Costco Wholesale Corp.	5,124,072	0.9
75,428		CVS Health Corp.	7,374,595	1.3
106,443		PepsiCo, Inc.	10,635,785	1.9
55,634		Philip Morris International, Inc.	4,890,785	0.9
260,856		Other Securities	16,048,078	2.8
			67,800,491	12.1
		Energy: 0.5%
71,355		Other Securities	2,552,397	0.5
		Financials: 2.9%
22,447		Simon Property Group, Inc.	4,364,594	0.8
153,951		Other Securities	11,849,560	2.1
			16,214,154	2.9
		Health Care: 18.1%
119,368		AbbVie, Inc.	7,071,360	1.3
12,792	@	Allergan plc	3,997,500	0.7
54,830		Amgen, Inc.	8,900,554	1.6
16,063	@	Biogen, Inc.	4,920,900	0.9
120,211		Bristol-Myers Squibb Co.	8,269,315	1.5
57,197	@	Celgene Corp.	6,849,913	1.2
70,562		Eli Lilly & Co.	5,945,554	1.0
40,933	@	Express Scripts Holding Co.	3,577,954	0.6
105,978		Gilead Sciences, Inc.	10,723,914	1.9
16,673		McKesson Corp.	3,288,416	0.6
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
65,213		UnitedHealth Group, Inc.	$7,671,657	1.4
272,728		Other Securities	30,000,048	5.4
			101,217,085	18.1
		Industrials: 8.6%
45,745		3M Co.	6,891,027	1.2
49,868		Boeing Co.	7,210,414	1.3
56,372		Honeywell International, Inc.	5,838,448	1.0
63,142		Union Pacific Corp.	4,937,704	0.9
50,591		United Parcel Service, Inc. - Class B	4,868,372	0.9
249,876		Other Securities	18,392,095	3.3
			48,138,060	8.6
		Information Technology: 30.5%
45,297		Accenture PLC	4,733,537	0.8
36,076	@	Adobe Systems, Inc.	3,388,980	0.6
20,788	@	Alphabet, Inc. - Class A	16,173,272	2.9
21,213	@	Alphabet, Inc. - Class C	16,098,121	2.9
415,447		Apple, Inc.	43,729,951	7.8
156,055	@	Facebook, Inc.	16,332,716	2.9
36,343		International Business Machines Corp.	5,001,524	0.9
72,089		Mastercard, Inc.	7,018,585	1.3
330,769		Microsoft Corp.	18,351,064	3.3
137,092		Oracle Corp.	5,007,971	0.9
87,464	@	PayPal Holdings, Inc.	3,166,197	0.6
47,307	@	Salesforce.com, Inc.	3,708,869	0.7
75,024		Texas Instruments, Inc.	4,112,065	0.7
141,157		Visa, Inc. - Class A	10,946,725	2.0
244,149		Other Securities(a)	12,563,986	2.2
			170,333,563	30.5
		Materials: 2.8%
176,196		Other Securities(a)	15,606,712	2.8
		Telecommunication Services: 2.6%
272,937		Verizon Communications, Inc.	12,615,148	2.2
64,435		Other Securities	2,217,209	0.4
			14,832,357	2.6
		Utilities: 0.0%
2,152		Other Securities	145,561	0.0
		Total Common Stock (Cost $293,266,630)	546,235,775	97.7

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.8%
	Securities Lending Collateralcc: 0.3%
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $1,000,041, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $1,020,000, due 03/31/21-02/15/44)	$1,000,000	0.2
699,791	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $699,816, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $713,787, due 01/15/16-10/20/65)	699,791	0.1
		1,699,791	0.3
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.5%
13,973,055	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $13,973,055)	13,973,055	2.5
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $15,672,846)	$15,672,846	2.8
Total Investments in Securities (Cost $308,939,476)	$561,908,621	100.5
Liabilities in Excess of Other Assets	(2,759,797)	(0.5)
Net Assets	$559,148,824	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $309,163,936.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$258,313,028
Gross Unrealized Depreciation	(5,568,343)
Net Unrealized Appreciation	$252,744,685

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$546,235,775	$—	$—	$546,235,775
Short-Term Investments	13,973,055	1,699,791	—	15,672,846
Total Investments, at fair value	$560,208,830	$1,699,791	$—	$561,908,621

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2015 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Liabilities Table
Other Financial Instruments+
Futures	$(16,496)	$—	$—	$(16,496)
Total Liabilities	$(16,496)	$—	$—	$(16,496)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

At December 31, 2015, the following futures contracts were outstanding for Voya Russell™ Large Cap Growth Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	149	03/18/16	$15,163,730	$(16,496)
			$15,163,730	$(16,496)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$16,496
Total Liability Derivatives		$16,496

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$49,533
Total	$49,533

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(346,531)
Total	$(346,531)

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.8%
		Consumer Discretionary: 12.0%
20,254	@	Amazon.com, Inc.	$13,689,476	1.7
133,050		Comcast Corp. - Class A	7,508,012	0.9
69,019		Home Depot, Inc.	9,127,763	1.2
50,929		McDonald’s Corp.	6,016,752	0.8
72,056		Nike, Inc.	4,503,500	0.6
79,727		Starbucks Corp.	4,786,012	0.6
14,983		Time Warner Cable, Inc.	2,780,695	0.3
43,710		Time Warner, Inc.	2,826,726	0.4
90,155		Walt Disney Co.	9,473,487	1.2
722,925		Other Securities(a)	33,970,074	4.3
			94,682,497	12.0
		Consumer Staples: 10.2%
104,490		Altria Group, Inc.	6,082,363	0.8
208,348		Coca-Cola Co.	8,950,630	1.1
59,952		CVS Health Corp.	5,861,507	0.7
78,428		PepsiCo, Inc.	7,836,526	1.0
82,311		Philip Morris International, Inc.	7,235,960	0.9
144,150		Procter & Gamble Co.	11,446,952	1.5
83,928		Wal-Mart Stores, Inc.	5,144,786	0.7
425,570		Other Securities	27,683,587	3.5
			80,242,311	10.2
		Energy: 6.8%
99,916		Chevron Corp.	8,988,443	1.2
222,156		Exxon Mobil Corp.	17,317,060	2.2
67,465		Schlumberger Ltd.	4,705,684	0.6
525,056		Other Securities	22,291,742	2.8
			53,302,929	6.8
		Financials: 14.8%
558,009		Bank of America Corp.	9,391,291	1.2
98,820	@	Berkshire Hathaway, Inc. - Class B	13,048,193	1.7
161,214		Citigroup, Inc.	8,342,825	1.1
197,182		JPMorgan Chase & Co.	13,019,927	1.6
247,539		Wells Fargo & Co.	13,456,220	1.7
870,029		Other Securities	58,751,116	7.5
			116,009,572	14.8
		Health Care: 16.2%
87,950		AbbVie, Inc.	5,210,158	0.7
20,852	@	Allergan plc	6,516,250	0.8
40,399		Amgen, Inc.	6,557,970	0.8
88,572		Bristol-Myers Squibb Co.	6,092,868	0.8
42,143	@	Celgene Corp.	5,047,046	0.6
78,085		Gilead Sciences, Inc.	7,901,421	1.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
147,341		Johnson & Johnson	$15,134,867	1.9
75,719		Medtronic PLC	5,824,305	0.7
150,113		Merck & Co., Inc.	7,928,969	1.0
327,176		Pfizer, Inc.	10,561,241	1.4
50,578		UnitedHealth Group, Inc.	5,949,996	0.8
445,848		Other Securities	44,520,495	5.7
			127,245,586	16.2
		Industrials: 9.5%
33,705		3M Co.	5,077,321	0.6
36,743		Boeing Co.	5,312,671	0.7
499,694		General Electric Co.	15,565,468	2.0
47,300		United Technologies Corp.	4,544,111	0.6
539,903		Other Securities	43,948,095	5.6
			74,447,666	9.5
		Information Technology: 21.7%
15,317	@	Alphabet, Inc. - Class A	11,916,779	1.5
15,630	@	Alphabet, Inc. - Class C	11,861,294	1.5
306,102		Apple, Inc.	32,220,297	4.1
270,229		Cisco Systems, Inc.	7,338,068	0.9
114,982	@	Facebook, Inc.	12,034,016	1.5
48,247		International Business Machines Corp.	6,639,752	0.9
252,064		Intel Corp.	8,683,605	1.1
53,115		Mastercard, Inc.	5,171,276	0.7
429,824		Microsoft Corp.	23,846,636	3.0
168,349		Oracle Corp.	6,149,789	0.8
104,005		Visa, Inc. - Class A	8,065,588	1.0
928,504		Other Securities	36,650,311	4.7
			170,577,411	21.7
		Materials: 2.1%
221,215		Other Securities(a)	16,525,307	2.1
		Telecommunication Services: 2.8%
323,441		AT&T, Inc.	11,129,605	1.4
216,703		Verizon Communications, Inc.	10,016,012	1.3
14,664		Other Securities	573,656	0.1
			21,719,273	2.8
		Utilities: 1.7%
240,073		Other Securities	13,666,568	1.7
		Total Common Stock
		(Cost $347,812,842)	768,419,120	97.8

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.6%
	Securities Lending Collateralcc: 0.2%
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $1,000,041, collateralized by various U.S. Government Securities, 1.500%- 3.625%, Market Value plus accrued interest $1,020,000, due 03/31/21-02/15/44)	$1,000,000	0.1
408,803	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $408,818, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 10.500%, Market Value plus accrued interest $416,979, due 01/15/16-10/20/65)	408,803	0.1
		1,408,803	0.2
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 2.4%
19,264,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $19,264,000)	$19,264,000	2.4
	Total Short-Term Investments
	(Cost $20,672,803)	20,672,803	2.6
	Total Investments in Securities
	(Cost $368,485,645)	$789,091,923	100.4
	Liabilities in Excess of Other Assets	(3,110,826)	(0.4)
	Net Assets	$785,981,097	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $372,667,006.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$428,036,086
Gross Unrealized Depreciation	(11,611,169)
Net Unrealized Appreciation	$416,424,917

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$768,419,120	$—	$—	$768,419,120
Short-Term Investments	19,264,000	1,408,803	—	20,672,803
Total Investments, at fair value	$787,683,120	$1,408,803	$—	$789,091,923

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2015 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Liabilities Table
Other Financial Instruments+
Futures	$(13,738)	$—	$—	$(13,738)
Total Liabilities	$(13,738)	$—	$—	$(13,738)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

At December 31, 2015, the following futures contracts were outstanding for Voya Russell™ Large Cap Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	207	03/18/16	$21,066,390	$(13,738)
			$21,066,390	$(13,738)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$13,738
Total Liability Derivatives		$13,738

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,126,970
Total	$1,126,970

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(541,444)
Total	$(541,444)

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Index Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 3.8%
227,595		Ford Motor Co.	$3,206,814	0.8
93,682		General Motors Co.	3,186,125	0.8
34,128		Target Corp.	2,478,034	0.6
146,807		Other Securities	6,650,681	1.6
			15,521,654	3.8
		Consumer Staples: 8.2%
94,824		Mondelez International, Inc.	4,251,908	1.0
45,331		Philip Morris International, Inc.	3,985,048	1.0
158,148		Procter & Gamble Co.	12,558,533	3.1
42,546		Walgreens Boots Alliance, Inc.	3,623,005	0.9
92,078		Wal-Mart Stores, Inc.	5,644,381	1.4
58,607		Other Securities	3,180,921	0.8
			33,243,796	8.2
		Energy: 13.9%
109,617		Chevron Corp.	9,861,145	2.4
71,867		ConocoPhillips	3,355,470	0.8
243,723		Exxon Mobil Corp.	18,998,208	4.7
44,775		Occidental Petroleum Corp.	3,027,238	0.8
31,575		Phillips 66	2,582,835	0.6
65,057		Schlumberger Ltd.	4,537,726	1.1
380,325		Other Securities	14,103,979	3.5
			56,466,601	13.9
		Financials: 28.0%
19,037	@	ACE Ltd.	2,224,473	0.5
72,108		American International Group, Inc.	4,468,533	1.1
40,603		American Express Co.	2,823,938	0.7
612,176		Bank of America Corp.	10,302,922	2.5
58,317		Bank of New York Mellon Corp.	2,403,827	0.6
101,368	@	Berkshire Hathaway, Inc. – Class B	13,384,631	3.3
31,853		Capital One Financial Corp.	2,299,149	0.6
176,869		Citigroup, Inc.	9,152,971	2.3
25,183		Goldman Sachs Group, Inc.	4,538,732	1.1
216,326		JPMorgan Chase & Co.	14,284,006	3.5
54,604		Metlife, Inc.	2,632,459	0.6
89,365		Morgan Stanley	2,842,701	0.7
30,193		PNC Financial Services Group, Inc.	2,877,695	0.7
97,649		US Bancorp	4,166,683	1.0
271,573		Wells Fargo & Co.	14,762,708	3.6
301,620		Other Securities	21,102,782	5.2
			114,268,210	28.0
		Health Care: 14.2%
86,785		Abbott Laboratories	3,897,514	1.0
12,537	@	Allergan plc	3,917,813	1.0
140,794		Johnson & Johnson	14,462,360	3.5
83,070		Medtronic PLC	6,389,744	1.6
145,911		Merck & Co., Inc.	7,707,019	1.9
358,940		Pfizer, Inc.	11,586,583	2.8
108,437		Other Securities	9,877,389	2.4
			57,838,422	14.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 10.5%
28,051	Danaher Corp.	$2,605,377	0.6
548,205	General Electric Co.	17,076,586	4.2
47,118	United Technologies Corp.	4,526,626	1.1
230,558	Other Securities	18,630,796	4.6
		42,839,385	10.5
	Information Technology: 12.1%
296,460	Cisco Systems, Inc.	8,050,371	2.0
103,921	EMC Corp.	2,668,691	0.6
23,556	International Business Machines Corp.	3,241,777	0.8
257,174	Intel Corp.	8,859,644	2.2
204,187	Microsoft Corp.	11,328,295	2.8
73,880	Oracle Corp.	2,698,836	0.6
74,305	Qualcomm, Inc.	3,714,136	0.9
428,892	Other Securities	8,950,498	2.2
		49,512,248	12.1
	Materials: 1.3%
56,675	Dow Chemical Co.	2,917,629	0.7
43,667	Other Securities(a)	2,614,556	0.6
		5,532,185	1.3
	Telecommunication Services: 2.9%
302,685	AT&T, Inc.	10,415,391	2.6
33,121	Other Securities	1,417,231	0.3
		11,832,622	2.9
	Utilities: 3.7%
40,311	Duke Energy Corp.	2,877,802	0.7
25,889	NextEra Energy, Inc.	2,689,608	0.7
52,943	Southern Co.	2,477,203	0.6
143,015	Other Securities	6,864,242	1.7
		14,908,855	3.7
	Total Common Stock (Cost $360,530,856)	401,963,978	98.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.3%
	Securities Lending Collateralcc: 0.0%
119,275	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $119,280, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $121,661, due 03/31/21-02/15/44) (Cost $119,275)	119,275	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Index Portfolio	as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.3%
947,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $947,000)	$947,000	0.3
	Total Short-Term Investments (Cost $1,066,275)	1,066,275	0.3
	Total Investments in Securities (Cost $361,597,131)	$403,030,253	98.9
	Assets in Excess of Other Liabilities	4,440,742	1.1
	Net Assets	$407,470,995	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $365,265,008.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$53,226,076
Gross Unrealized Depreciation	(15,460,831)
Net Unrealized Appreciation	$37,765,245

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$401,963,978	$—	$—	$401,963,978
Short-Term Investments	947,000	119,275	—	1,066,275
Total Investments, at fair value	$402,910,978	$119,275	$—	$403,030,253
Liabilities Table
Other Financial Instruments+
Futures	$(67,443)	$—	$—	$(67,443)
Total Liabilities	$(67,443)	$—	$—	$(67,443)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Index Portfolio	as of December 31, 2015 (continued)

At December 31, 2015, the following futures contracts were outstanding for Voya Russell™ Large Cap Value Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	58	03/18/16	$5,902,660	$(67,443)
			$5,902,660	$(67,443)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$67,443
Total Liability Derivatives		$67,443

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$117,923
Total	$117,923

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(194,679)
Total	$(194,679)

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.0%
		Consumer Discretionary: 25.1%
3,791	@	Autozone, Inc.	$2,812,581	0.8
9,095	@,L	Charter Communications, Inc.	1,665,294	0.5
3,768	@	Chipotle Mexican Grill, Inc.	1,808,075	0.5
35,034		Delphi Automotive PLC	3,003,465	0.8
36,850		Dollar General Corp.	2,648,409	0.7
27,936	@	Dollar Tree, Inc.	2,157,218	0.6
30,025		L Brands, Inc.	2,876,995	0.8
33,209		McGraw-Hill Cos., Inc.	3,273,743	0.9
29,644		Omnicom Group, Inc.	2,242,865	0.6
12,254	@	O’Reilly Automotive, Inc.	3,105,409	0.8
50,207		Ross Stores, Inc.	2,701,639	0.7
21,675	@,L	Under Armour, Inc.	1,747,222	0.5
1,640,983		Other Securities(a)	61,602,681	16.9
			91,645,596	25.1
		Consumer Staples: 8.3%
3,107		Brown-Forman Corp. - Class A	342,112	0.1
13,182		Brown-Forman Corp. - Class B	1,308,709	0.4
19,849		Constellation Brands, Inc.	2,827,292	0.8
23,264		Dr Pepper Snapple Group, Inc.	2,168,205	0.6
27,271		Kellogg Co.	1,970,875	0.5
24,577		Mead Johnson Nutrition Co.	1,940,354	0.5
18,153	@	Monster Beverage Corp.	2,704,071	0.7
364,535		Other Securities(a)	16,976,887	4.7
			30,238,505	8.3
		Energy: 0.8%
117,634		Other Securities(a)	2,873,779	0.8
		Financials: 10.8%
18,333		Ameriprise Financial, Inc.	1,950,998	0.5
34,197		Aon PLC	3,153,305	0.9
16,995		Boston Properties, Inc.	2,167,542	0.6
40,497		Crown Castle International Corp.	3,500,966	1.0
7,472		Equinix, Inc.	2,259,533	0.6
21,539		Moody’s Corp.	2,161,223	0.6
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
31,618		T. Rowe Price Group, Inc.	$2,260,371	0.6
440,694		Other Securities(a)	21,894,878	6.0
			39,348,816	10.8
		Health Care: 13.5%
24,951		AmerisourceBergen Corp.	2,587,668	0.7
19,455	@	BioMarin Pharmaceutical, Inc.	2,038,106	0.5
36,359	@	Cerner Corp.	2,187,721	0.6
9,009		CR Bard, Inc.	1,706,665	0.5
26,101	@	Edwards Lifesciences Corp.	2,061,457	0.6
18,983	@	Incyte Corp., Ltd.	2,058,706	0.6
4,473	@	Intuitive Surgical, Inc.	2,442,974	0.7
60,663		Zoetis, Inc.	2,906,971	0.8
515,553		Other Securities(a)	31,136,081	8.5
			49,126,349	13.5
		Industrials: 15.6%
14,440	@	Equifax, Inc.	1,608,183	0.4
38,916		Paccar, Inc.	1,844,618	0.5
16,329		Rockwell Automation, Inc.	1,675,519	0.5
81,087		Southwest Airlines Co.	3,491,606	1.0
46,350	@	United Continental Holdings, Inc.	2,655,855	0.7
808,301		Other Securities(a)	45,830,300	12.5
			57,106,081	15.6
		Information Technology: 19.6%
7,529	@	Alliance Data Systems Corp.	2,082,295	0.6
37,483		Amphenol Corp.	1,957,737	0.5
34,810		Analog Devices, Inc.	1,925,689	0.5
38,173	@	Electronic Arts, Inc.	2,623,249	0.7
28,731	@	Fiserv, Inc.	2,627,737	0.7
33,448		Intuit, Inc.	3,227,732	0.9
13,277	@	LinkedIn Corp.	2,988,387	0.8
34,328		Paychex, Inc.	1,815,608	0.5
22,243	@	Red Hat, Inc.	1,841,943	0.5
18,662	@	ServiceNow, Inc.	1,615,383	0.5
23,187		Skyworks Solutions, Inc.	1,781,457	0.5
1,166,564		Other Securities(a)	47,177,033	12.9
			71,664,250	19.6

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: 4.8%
48,518	International Paper Co.	$1,829,129	0.5
9,826	Sherwin-Williams Co.	2,550,830	0.7
255,060	Other Securities(a)	13,243,427	3.6
		17,623,386	4.8
	Telecommunication Services: 0.4%
26,941	Other Securities	1,438,787	0.4
	Utilities: 0.1%
12,684	Other Securities(a)	356,026	0.1
	Total Common Stock (Cost $243,205,521)	361,421,575	99.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.6%
	Securities Lending Collateralcc: 5.6%
3,921,701	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $3,921,834, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $4,000,135, due 06/09/16-05/20/45)	3,921,701	1.1
4,908,091	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $4,908,274, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $5,006,253, due 01/15/16-04/01/51)	4,908,091	1.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
4,908,091	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $4,908,290, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $5,006,254, due 03/31/21-02/15/44)	$4,908,091	1.3
4,908,091	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $4,908,268, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $5,006,253, due 01/15/16-10/20/65)	4,908,091	1.3
2,019,499	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $2,019,590, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,061,372, due 01/15/17-02/15/42)	2,019,499	0.6
		20,665,473	5.6

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.0%
3,593,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $3,593,000)	$3,593,000	1.0
	Total Short-Term Investments (Cost $24,258,473)	24,258,473	6.6
	Total Investments in Securities (Cost $267,463,994)	$385,680,048	105.6
	Liabilities in Excess of Other Assets	(20,603,058)	(5.6)
	Net Assets	$365,076,990	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2015.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $269,084,260.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$133,370,839
Gross Unrealized Depreciation	(16,775,051)
Net Unrealized Appreciation	$116,595,788

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$361,421,575	$—	$—	$361,421,575
Short-Term Investments	3,593,000	20,665,473	—	24,258,473
Total Investments, at fair value	$365,014,575	$20,665,473	$—	$385,680,048
Liabilities Table
Other Financial Instruments+
Futures	$(16,537)	$—	$—	$(16,537)
Total Liabilities	$(16,537)	$—	$—	$(16,537)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2015 (continued)

At December 31, 2015, the following futures contracts were outstanding for Voya Russell™ Mid Cap Growth Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	29	03/18/16	$4,041,150	$(16,537)
			$4,041,150	$(16,537)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$16,537
Total Liability Derivatives		$16,537

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$546,605
Total	$546,605

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(163,087)
Total	$(163,087)

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Consumer Discretionary: 16.7%
9,995	@	Autozone, Inc.	$7,415,390	0.4
92,379		Delphi Automotive PLC	7,919,652	0.4
97,167		Dollar General Corp.	6,983,392	0.4
79,170		L Brands, Inc.	7,586,069	0.4
87,567		McGraw-Hill Cos., Inc.	8,632,355	0.4
78,165		Omnicom Group, Inc.	5,913,964	0.3
32,311	@	O’Reilly Automotive, Inc.	8,188,254	0.4
132,388		Ross Stores, Inc.	7,123,798	0.4
7,002,736		Other Securities(a)	260,245,130	13.6
			320,008,004	16.7
		Consumer Staples: 6.2%
52,338		Constellation Brands, Inc.	7,455,025	0.4
47,866	@	Monster Beverage Corp.	7,130,119	0.4
189,967		Sysco Corp.	7,788,647	0.4
1,942,861		Other Securities(a)	96,678,173	5.0
			119,051,964	6.2
		Energy: 4.3%
47,767		Pioneer Natural Resources Co.	5,989,026	0.3
3,581,367		Other Securities(a)	76,696,127	4.0
			82,685,153	4.3
		Financials: 22.7%
58,031		Ameriprise Financial, Inc.	6,175,659	0.3
90,172		Aon PLC	8,314,760	0.5
42,292		AvalonBay Communities, Inc.	7,787,226	0.4
49,081		Boston Properties, Inc.	6,259,791	0.3
106,783		Crown Castle International Corp.	9,231,390	0.5
19,702		Equinix, Inc.	5,957,885	0.3
134,352		Hartford Financial Services Group, Inc.	5,838,938	0.3
35,613		Intercontinental Exchange, Inc.	9,126,187	0.5
51,084		M&T Bank Corp.	6,190,359	0.3
187,715		Progressive Corp.	5,969,337	0.3
167,663		ProLogis, Inc.	7,196,096	0.4
165,158		SunTrust Bank	7,075,369	0.4
266,738	@	Synchrony Financial	8,111,503	0.4
83,371		T. Rowe Price Group, Inc.	5,960,193	0.3
105,862		Ventas, Inc.	5,973,793	0.3
60,236		Vornado Realty Trust	6,021,190	0.3
68,892	**	Voya Financial, Inc.	2,542,804	0.2
112,179		Welltower, Inc.	7,631,537	0.4
10,147,799		Other Securities(a)	312,766,540	16.3
			434,130,557	22.7
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: 9.8%
65,790		AmerisourceBergen Corp.	$6,823,081	0.4
428,933	@	Boston Scientific Corp.	7,909,524	0.4
11,793	@	Intuitive Surgical, Inc.	6,440,865	0.3
46,798		Perrigo Co. PLC	6,771,671	0.3
159,958		Zoetis, Inc.	7,665,187	0.4
2,386,288		Other Securities(a)	152,809,621	8.0
			188,419,949	9.8
		Industrials: 12.7%
32,161		Roper Technologies, Inc.	6,103,836	0.3
213,814		Southwest Airlines Co.	9,206,831	0.5
122,217	@	United Continental Holdings, Inc.	7,003,034	0.4
4,432,607		Other Securities(a)	220,836,706	11.5
			243,150,407	12.7
		Information Technology: 14.7%
161,436		Activision Blizzard, Inc.	6,249,187	0.3
367,651		Applied Materials, Inc.	6,864,044	0.4
100,655	@	Electronic Arts, Inc.	6,917,012	0.4
75,758	@	Fiserv, Inc.	6,928,827	0.4
88,197		Intuit, Inc.	8,511,010	0.4
35,008	@	LinkedIn Corp.	7,879,601	0.4
6,453,592		Other Securities(a)	238,177,439	12.4
			281,527,120	14.7
		Materials: 5.2%
25,908		Sherwin-Williams Co.	6,725,717	0.4
2,768,867		Other Securities(a)	92,237,628	4.8
			98,963,345	5.2
		Telecommunication Services: 1.0%
1,006,748		Other Securities(a)	18,697,940	1.0
		Utilities: 6.0%
93,703		Consolidated Edison, Inc.	6,022,292	0.3
104,240		Edison International	6,172,050	0.3
213,753		PPL Corp.	7,295,390	0.4
161,845		Public Service Enterprise Group, Inc.	6,261,783	0.3
79,211		Sempra Energy	7,446,626	0.4
162,181	@	Xcel Energy, Inc.	5,823,920	0.3
2,285,856		Other Securities(a)	76,520,585	4.0
			115,542,646	6.0
		Total Common Stock (Cost $1,139,670,811)	1,902,177,085	99.3

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.9%
	Securities Lending Collateralcc: 2.9%
10,510,426	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $10,510,783, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $10,720,635, due 06/09/16-05/20/45)	$10,510,426	0.5
13,154,383	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $13,154,916, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $13,417,473, due 03/31/21-02/15/44)	13,154,383	0.7
13,154,383	Mitsubishi UFJ Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $13,154,830, collateralized by various U.S. Government Agency Obligations, 1.994%-6.035%, Market Value plus accrued interest $13,417,471, due 04/01/24-04/20/65)	13,154,383	0.7
13,154,383	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $13,154,859, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $13,417,471, due 01/15/16-10/20/65)	13,154,383	0.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
5,412,761	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $5,413,004, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $5,524,992, due 01/15/17- 02/15/42)	$5,412,761	0.3
		55,386,336	2.9
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
19,578,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $19,578,000)	19,578,000	1.0
	Total Short-Term Investments (Cost $74,964,336)	74,964,336	3.9
	Total Investments in Securities (Cost $1,214,635,147)	$1,977,141,421	103.2
	Liabilities in Excess of Other Assets	(61,207,683)	(3.2)
	Net Assets	$1,915,933,738	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

**
Investment in affiliate

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $1,223,853,936.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$873,003,243
Gross Unrealized Depreciation	(119,715,758)
Net Unrealized Appreciation	$753,287,485

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$1,902,177,085	$—	$—	$1,902,177,085
Short-Term Investments	19,578,000	55,386,336	—	74,964,336
Total Investments, at fair value	$1,921,755,085	$55,386,336	$—	$1,977,141,421
Liabilities Table
Other Financial Instruments+
Futures	$(181,947)	$—	$—	$(181,947)
Total Liabilities	$(181,947)	$—	$—	$(181,947)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

At December 31, 2015, the following futures contracts were outstanding for Voya Russell™ Mid Cap Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	167	03/18/16	$23,271,450	$(181,947)
			$23,271,450	$(181,947)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act. The following table provides transactions during the period ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2015	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Financial, Inc.	$2,035,893	$1,656,262	$(614,804)	$(534,547)	$2,542,804	$2,431	$(59,407)	$—
	$2,035,893	$1,656,262	$(614,804)	$(534,547)	$2,542,804	$2,431	$(59,407)	$—

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2015 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$181,947
Total Liability Derivatives		$181,947

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$639,499
Total	$639,499

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,028,144)
Total	$(1,028,144)

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Consumer Discretionary: 13.2%
32,244	@	Burlington Stores, Inc.	$1,383,268	0.2
35,873		CalAtlantic Group, Inc.	1,360,304	0.2
18,454		Pool Corp.	1,490,714	0.2
15,460		Vail Resorts, Inc.	1,978,725	0.2
4,155,666		Other Securities(a)	91,699,387	12.4
			97,912,398	13.2
		Consumer Staples: 3.4%
16,547		Casey’s General Stores, Inc.	1,993,086	0.3
26,382	@	Post Holdings, Inc.	1,627,769	0.2
18,310	@	TreeHouse Foods, Inc.	1,436,603	0.2
685,493		Other Securities(a)	20,112,094	2.7
			25,169,552	3.4
		Energy: 2.6%
2,547,249		Other Securities(a)	19,252,347	2.6
		Financials: 25.1%
33,275		Bank of the Ozarks, Inc.	1,645,781	0.2
83,866		CNO Financial Group, Inc.	1,601,002	0.2
69,452		CubeSmart	2,126,620	0.3
23,519		EPR Properties	1,374,686	0.2
44,491		First American Financial Corp.	1,597,227	0.2
177,538		Gramercy Property Trust	1,370,593	0.2
36,790		Highwoods Properties, Inc.	1,604,044	0.2
138,556		Investors Bancorp, Inc.	1,723,637	0.2
16,368		MarketAxess Holdings, Inc.	1,826,505	0.3
29,490		Prosperity Bancshares, Inc.	1,411,391	0.2
14,321		Sovran Self Storage, Inc.	1,536,786	0.2
20,018		Sun Communities, Inc.	1,371,834	0.2
87,552		Umpqua Holdings Corp.	1,392,077	0.2
38,242		Webster Financial Corp.	1,422,220	0.2
8,414,276		Other Securities(a)	163,985,420	22.1
			185,989,823	25.1
		Health Care: 15.8%
17,981	@	Abiomed, Inc.	1,623,325	0.2
23,189	@	Amsurg Corp.	1,762,364	0.2
17,717	@	Anacor Pharmaceuticals, Inc.	2,001,489	0.3
64,411	@	Dyax, Corp.	2,423,142	0.3
36,805	@	Neurocrine Biosciences, Inc.	2,082,059	0.3
23,447	@	Parexel International Corp.	1,597,210	0.2
36,536		STERIS PLC	2,752,622	0.4
31,104	@	Team Health Holdings, Inc.	1,365,154	0.2
16,514	@	Ultragenyx Pharmaceutical, Inc.	1,852,540	0.3
18,923	@	WellCare Health Plans, Inc.	1,479,968	0.2
30,140		West Pharmaceutical Services, Inc.	1,815,031	0.2
6,397,604		Other Securities(a)	96,478,113	13.0
			117,233,017	15.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 12.1%
19,794	@	Curtiss-Wright Corp.	$1,355,889	0.2
27,367		Woodward, Inc.	1,359,045	0.2
3,633,972		Other Securities(a)	87,195,971	11.7
			89,910,905	12.1
		Information Technology: 17.2%
36,133	@	Aspen Technology, Inc.	1,364,382	0.2
20,716		Blackbaud, Inc.	1,364,356	0.2
23,054	@	Cavium, Inc.	1,514,878	0.2
20,832	@	EPAM Systems, Inc.	1,637,812	0.2
22,354	@	Euronet Worldwide, Inc.	1,619,100	0.2
17,437		FEI Co.	1,391,298	0.2
29,564	@	Guidewire Software, Inc.	1,778,570	0.3
15,825		Heartland Payment Systems, Inc.	1,500,527	0.2
61,581	@	Integrated Device Technology, Inc.	1,622,659	0.2
20,274		j2 Global, Inc.	1,668,956	0.2
31,679	@	Manhattan Associates, Inc.	2,096,199	0.3
28,398		MAXIMUS, Inc.	1,597,388	0.2
14,291	@	Tyler Technologies, Inc.	2,491,207	0.3
5,605,974		Other Securities(a)	106,136,238	14.3
			127,783,570	17.2
		Materials: 3.6%
49,584	@	Berry Plastics Group, Inc.	1,793,949	0.3
1,604,562		Other Securities(a)	24,526,623	3.3
			26,320,572	3.6
		Telecommunication Services: 1.0%
915,527		Other Securities(a)	7,129,386	1.0
		Utilities: 3.6%
21,043		Idacorp, Inc.	1,430,924	0.2
33,292		Piedmont Natural Gas Co.	1,898,310	0.3
761,486		Other Securities(a)	23,303,013	3.1
			26,632,247	3.6
		Total Common Stock (Cost $512,203,860)	723,333,817	97.6
WARRANTS: 0.0%
		Energy: 0.0%
11,987		Other Securities	7	0.0
		Total Warrants (Cost $—)	7	0.0
		Total Long-Term Investments (Cost $512,203,860)	723,333,824	97.6

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 9.4%
	Securities Lending Collateralcc: 6.8%
9,886,543	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $9,886,879, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $10,084,275, due 06/09/16-05/20/45)	$9,886,543	1.3
11,938,675	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $11,939,159, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $12,177,451, due 03/31/21-02/15/44)	11,938,675	1.6
11,591,256	Mitsubishi UFJ Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $11,591,650, collateralized by various U.S. Government Agency Obligations, 1.994%-6.035%, Market Value plus accrued interest $11,823,081, due 04/01/24-04/20/65)	11,591,256	1.6
11,938,675	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $11,939,107, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 10.500%, Market Value plus accrued interest $12,177,449, due 01/15/16-10/20/65)	11,938,675	1.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
4,912,490	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $4,912,711, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $5,014,348, due 01/15/17-02/15/42)	$4,912,490	0.7
		50,267,639	6.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.6%
19,317,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $19,317,000)	19,317,000	2.6
	Total Short-Term Investments (Cost $69,584,639)	69,584,639	9.4
	Total Investments in Securities (Cost $581,788,499)	$792,918,463	107.0
	Liabilities in Excess of Other Assets	(51,648,151)	(7.0)
	Net Assets	$741,270,312	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $583,247,018.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$283,755,824
Gross Unrealized Depreciation	(74,084,379)
Net Unrealized Appreciation	$209,671,445

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$97,912,398	$—	$—	$97,912,398
Consumer Staples	25,169,552	—	—	25,169,552
Energy	19,252,347	—	—	19,252,347
Financials	185,989,823	—	—	185,989,823
Health Care	117,233,017	—	—	117,233,017
Industrials	89,687,571	223,334	—	89,910,905
Information Technology	127,783,570	—	—	127,783,570
Materials	26,320,572	—	—	26,320,572
Telecommunication Services	7,022,620	—	106,766	7,129,386
Utilities	26,632,247	—	—	26,632,247
Total Common Stock	723,003,717	223,334	106,766	723,333,817
Warrants	—	7	—	7
Short-Term Investments	19,317,000	50,267,639	—	69,584,639
Total Investments, at fair value	$742,320,717	$50,490,980	$106,766	$792,918,463
Liabilities Table
Other Financial Instruments+
Futures	$(168,876)	$—	$—	$(168,876)
Total Liabilities	$(168,876)	$—	$—	$(168,876)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2015, the following futures contracts were outstanding for Voya Russell™ Small Cap Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts	189	03/18/16	$21,385,350	$(168,876)
Russell 2000® Mini Index			$21,385,350	$(168,876)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$168,876
Total Liability Derivatives		$168,876

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2015 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(256,782)
Total	$(256,782)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(420,491)
Total	$(420,491)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES:25.2%
		Basic Materials: 1.4%
4,365,000		Rio Tinto Finance USA Ltd., 6.500%, 07/15/18	$4,731,787	0.1
500,000		Rio Tinto Finance USA Ltd, 3.750%, 06/15/25	455,114	0.0
1,240,000		Rio Tinto Finance USA PLC, 1.375%-2.250%, 06/17/16-12/14/18	1,226,881	0.1
5,600,000	L	Southern Copper Corp., 5.375%-6.750%, 04/16/20-04/23/45	5,704,889	0.1
41,925,000		Other Securities(a)	39,109,685	1.1
			51,228,356	1.4
		Communications: 3.3%
12,455,000		AT&T, Inc., 1.400%-6.500%, 06/01/17-05/15/46	12,698,193	0.3
500,000	#	CCO Safari II LLC, 4.464%, 07/23/22	498,820	0.0
500,000	#	CCO Safari II LLC, 4.908%, 07/23/25	500,264	0.0
1,000,000	#	CCO Safari II LLC, 6.484%, 10/23/45	1,002,972	0.1
5,500,000		Cisco Systems, Inc., 1.100%-5.500%, 03/03/17-01/15/40	5,847,941	0.2
7,585,000		Comcast Corp., 3.375%-6.500%, 11/15/17-08/15/45	7,892,261	0.2
300,000	#	Cox Communications, Inc., 3.250%, 12/15/22	273,113	0.0
1,500,000	#	NBCUniversal Enterprise, Inc., 1.974%, 04/15/19	1,500,009	0.0
6,105,000		Telefonica Emisiones SAU, 3.192%-5.462%, 02/16/16-02/16/21	6,430,739	0.2
7,225,000		Time Warner Cable, Inc., 4.125%-5.850%, 05/01/17-12/15/43	7,265,609	0.2
7,425,000		Time Warner, Inc., 2.100%-6.500%, 06/01/19-07/15/45	7,902,665	0.2
22,000,000		Verizon Communications, Inc., 1.100%-6.550%, 11/01/17-08/21/54	22,276,246	0.6
7,900,000		Viacom, Inc., 2.200%-5.850%, 12/15/16-04/01/44	7,585,479	0.2
39,535,000		Other Securities(a)	40,759,471	1.1
			122,433,782	3.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: 1.8%
500,000	#	Daimler Finance North America LLC, 1.450%, 08/01/16	$500,741	0.0
500,000	#	Daimler Finance North America LLC, 2.375%, 08/01/18	500,948	0.0
300,000		Ford Motor Co., 4.750%, 01/15/43	283,827	0.0
5,500,000		Ford Motor Credit Co. LLC, 1.700%-7.450%, 05/09/16-07/16/31	5,641,776	0.1
2,050,000		Ford Motor Credit Co., LLC, 4.250%-5.875%, 08/02/21-09/20/22	2,219,924	0.1
1,000,000	#	Hyundai Capital America, 1.875%, 08/09/16	1,001,445	0.0
500,000	#	Hyundai Capital America, 2.400%, 10/30/18	498,696	0.0
1,000,000	#	Hyundai Capital America, 2.875%, 08/09/18	1,011,013	0.1
4,125,000	#	Hyundai Capital America, 3.750%, 04/06/16	4,147,721	0.1
750,000	#	Nissan Motor Acceptance Corp., 1.000%, 03/15/16	750,118	0.1
400,000	#	Nissan Motor Acceptance Corp., 1.950%, 09/12/17	400,840	0.0
46,500,289		Other Securities	48,275,208	1.3
			65,232,257	1.8
		Consumer, Non-cyclical: 3.7%
6,311,000		Amgen, Inc., 3.625%-6.375%, 11/15/21-05/01/45	6,544,171	0.2
6,695,000		Celgene Corp., 1.900%-5.000%, 08/15/17-08/15/45	6,855,249	0.2
5,500,000		Cigna Corp., 4.000%-5.125%, 06/15/20-02/15/22	5,837,326	0.1
500,000	#	ERAC USA Finance LLC, 2.350%, 10/15/19	493,405	0.0
500,000	#	ERAC USA Finance LLC, 3.850%, 11/15/24	501,331	0.0
500,000	#	HJ Heinz Co., 5.000%, 07/15/35	513,874	0.0
500,000	#	HJ Heinz Co., 5.200%, 07/15/45	524,086	0.0
5,850,000		UnitedHealth Group, Inc., 1.625%-6.000%, 02/15/18-07/15/45	6,014,333	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
105,871,000		Other Securities	$109,664,928	3.0
			136,948,703	3.7
		Energy: 2.8%
2,450,000		Enterprise Products Operating LLC, 3.700%-4.900%, 02/15/25-05/15/46	2,057,465	0.1
5,105,000		Enterprise Products Operating, LLC, 3.200%-4.450%, 02/01/16-02/15/43	5,036,266	0.1
667,000		Kinder Morgan Energy Partners LP, 3.950%, 09/01/22	581,735	0.0
4,225,000		Kinder Morgan Energy Partners L.P., 3.500%-6.950%, 03/01/21-09/01/44	3,684,874	0.1
1,800,000	L	Kinder Morgan, Inc./DE, 3.050%-5.550%, 12/01/19-02/15/46	1,474,728	0.0
6,420,000		ONEOK Partners L.P., 2.000%-6.200%, 02/01/16-09/15/43	6,124,546	0.2
500,000		Total Capital Canada Ltd., 2.750%, 07/15/23	480,824	0.0
3,500,000		Total Capital S.A., 4.450%, 06/24/20	3,772,429	0.1
500,000		Total Capital SA, 2.125%, 08/10/18	501,803	0.0
1,500,000		Total Capital International SA, 0.750%-2.750%, 01/25/16-06/19/21	1,498,930	0.1
85,413,000		Other Securities(a)	76,832,829	2.1
			102,046,429	2.8
		Financial: 7.3%
6,325,000		American Express Co., 7.000%, 03/19/18	7,018,093	0.2
500,000		American Express Credit Corp., 2.125%, 07/27/18	504,436	0.0
500,000	#	American Honda Finance Corp., 1.500%, 09/11/17	500,697	0.0
16,010,000		Bank of America Corp., 2.000%-5.700%, 03/17/16-10/22/26	16,369,998	0.5
10,609,000		Citigroup, Inc., 2.500%-8.125%, 07/29/19-05/06/44	11,310,794	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
5,500,000		Credit Suisse New York, 6.000%, 02/15/18	$5,914,552	0.2
7,801,000	#	GE Capital International Funding Co., 4.418%, 11/15/35	7,979,393	0.2
14,140,000		Goldman Sachs Group, Inc., 2.550%-6.750%, 04/01/18-05/22/45	15,391,652	0.4
3,500,000	#	Hyundai Capital Services, Inc., 4.375%, 07/27/16	3,549,634	0.1
17,875,000		JPMorgan Chase & Co., 1.625%-5.500%, 05/15/18-10/15/40	19,154,543	0.5
7,695,000		MetLife, Inc., 3.048%-6.750%, 06/01/16-03/01/45	7,786,478	0.2
14,800,000		Morgan Stanley, 2.125%-6.625%, 04/01/18-09/08/26	15,894,620	0.4
500,000	#	UBS Group Funding Jersey Ltd., 2.950%, 09/24/20	495,927	0.0
12,983,000		Wells Fargo & Co., 3.450%-5.606%, 04/01/21-01/15/44	14,164,126	0.4
137,603,000		Other Securities(a)	141,512,424	3.9
			267,547,367	7.3
		Industrial: 1.7%
500,000		Burlington Northern Santa Fe LLC, 4.700%, 09/01/45	500,559	0.0
5,900,000		Burlington Northern Santa Fe, LLC, 3.000%-4.900%, 09/15/21-04/01/44	5,952,771	0.2
55,623,000		Other Securities	56,325,659	1.5
			62,778,989	1.7
		Technology: 1.0%
1,500,000		Apple Inc., 1.000%, 05/03/18	1,488,732	0.0
5,650,000		Apple, Inc., 1.050%-4.450%, 05/05/17-05/13/45	5,514,970	0.2
500,000	#	HP Enterprise Co., 3.600%, 10/15/20	501,738	0.0
500,000	#	HP Enterprise Co., 4.400%, 10/15/22	498,865	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
5,750,000		Microsoft Corp., 1.000%-4.875%, 05/01/18-11/03/45	$5,799,201	0.1
7,600,000		Oracle Corp., 1.200%-5.375%, 10/15/17-05/15/45	7,683,550	0.2
17,396,000		Other Securities(a)	17,091,827	0.5
			38,578,883	1.0
		Utilities: 2.2%
1,500,000	#	Exelon Corp., 4.950%, 06/15/35	1,508,652	0.1
750,000	#	Exelon Corp., 5.100%, 06/15/45	751,127	0.0
5,260,000		Exelon Generation Co., LLC, 5.200%, 10/01/19	5,672,474	0.2
5,005,000		Kentucky Utilities Co., 5.125%, 11/01/40	5,613,983	0.1
250,000	#	Monongahela Power Co., 5.400%, 12/15/43	279,484	0.0
5,850,000		Pacific Gas & Electric Co., 3.250%-4.750%, 0/01/20-03/15/45	6,029,306	0.2
57,875,340		Other Securities(a)	59,286,692	1.6
			79,141,718	2.2
		Total Corporate Bonds/Notes
		(Cost $927,995,391)	925,936,484	25.2
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.2%
925,175		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.886%, 11/15/44	960,467	0.0
4,994,000		Citigroup Commercial Mortgage Trust, 4.023%-5.710%, 03/10/47-12/10/49	5,222,662	0.2
1,215,000	#	Core Industrial Trust 2015-CALW A, 3.040%, 02/10/34	1,211,070	0.0
613,594		JP Morgan Chase Commercial Mortgage Securities Corp. 2006-CB16 A4, 5.552%, 05/12/45	621,028	0.0
5,108,122		JPMorgan Chase Commercial Mortgage Securities Corp., 5.336%-5.695%, 05/15/47-02/12/51	5,240,153	0.2
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,200,000		Morgan Stanley Bank of America Merrill Lynch Trust, 3.134%, 12/15/48	$3,212,030	0.1
2,000,000	#	Morgan Stanley Capital I Trust 2011-C3 E, 5.178%, 07/15/49	2,043,542	0.0
153,992		Morgan Stanley Capital I, 5.331%, 03/15/44	153,864	0.0
313,398	#	Morgan Stanley Re-REMIC Trust 2010-C30 A3B, 5.246%, 12/17/43	312,931	0.0
23,788,716		Other Securities	24,264,211	0.7
		Total Collateralized Mortgage Obligations
		(Cost $40,237,979)	43,241,958	1.2
MUNICIPAL BONDS: 0.9%
		California: 0.2%
4,335,000		State of California, 7.550%, 04/01/39	6,301,660	0.2
		Connecticut: 0.1%
3,735,000		Other Securities	4,370,099	0.1
		New Jersey: 0.2%
5,760,000		Other Securities	7,194,510	0.2
		New York: 0.2%
3,495,000		Other Securities	4,628,498	0.2
		Ohio: 0.1%
3,355,000		Other Securities	4,601,450	0.1
		Washington: 0.1%
3,900,000		Other Securities	4,585,542	0.1
		Total Municipal Bonds
		(Cost $27,067,115)	31,681,759	0.9
ASSET-BACKED SECURITIES: 0.6%
		Automobile Asset-Backed Securities: 0.3%
1,000,000	#	Bank of The West Auto Trust 2015-1 A4, 1.660%, 09/15/20	991,034	0.0
2,100,000	#	Hyundai Auto Lease Securitization Trust 2015-A A4, 1.650%, 08/15/19	2,098,016	0.1
7,860,000		Other Securities	7,845,189	0.2
			10,934,239	0.3
		Collateralized Mortgage Obligations: 0.0%
820,000	#	Ford Credit Auto Owner Trust 2014-REV2 A, 2.310%, 04/15/26	819,452	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Credit Card Asset-Backed Securities: 0.3%
9,248,000		Other Securities	$9,507,625	0.3
		Other Asset-Backed Securities: 0.0%
654,311		Other Securities	654,729	0.0
		Total Asset-Backed Securities
		(Cost $22,156,363)	21,916,045	0.6
U.S. GOVERNMENT AGENCY OBLIGATIONS: 32.9%
		Federal Home Loan Mortgage Corporation: 8.3%##
21,246,000		1.000%, due 09/29/17	21,194,330	0.6
21,801,000	W	3.000%, due 12/15/42	21,766,692	0.6
68,495,000	W	3.500%, due 07/15/41	70,513,057	1.9
179,366,416	W	1.000%-6.750%, due 05/27/16-10/01/45	190,106,978	5.2
			303,581,057	8.3
		Federal National Mortgage Association: 15.5%##
20,400,000		2.230%, due 12/06/22	19,862,970	0.6
28,876,000	W	2.500%, due 01/15/28	29,106,524	0.8
19,140,000	W	3.000%, due 09/25/42	19,141,670	0.5
46,196,407		3.000%, due 05/01/43	46,310,864	1.3
15,628,433		3.000%, due 07/01/43	15,665,898	0.4
71,953,000	W	3.500%, due 06/25/42	74,241,201	2.0
22,534,597		3.500%, due 11/01/42	23,290,848	0.6
19,140,035		4.000%, due 06/01/45	20,322,263	0.6
299,682,867	W	1.375%-7.250%, due 03/15/16-11/01/45	320,273,221	8.7
			568,215,459	15.5
		Government National Mortgage Association: 8.2%
24,470,000	W	3.000%, due 01/15/43	24,803,600	0.7
30,460,663		3.000%, due 08/20/45	30,924,670	0.8
78,735,000	W	3.500%, due 11/20/41	81,890,553	2.2
36,776,510		4.000%, due 08/20/45	39,095,092	1.1
17,793,710		4.000%, due 10/20/45	18,932,123	0.5
100,010,379		1.750%-6.000%, due 10/15/36-05/16/51	106,937,947	2.9
			302,583,985	8.2
		Other U.S. Agency Obligations: 0.9%
22,990,000		1.100%, due 11/06/18	22,811,896	0.6
6,585,000		1.875%-7.125%, due 08/25/16-01/15/38	8,558,120	0.3
			31,370,016	0.9
		Total U.S. Government Agency Obligations
		(Cost $1,194,570,731)	1,205,750,517	32.9

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: 3.6%
5,775,000		Export-Import Bank of Korea, 2.625%-4.000%, 10/20/16-08/12/26	$5,897,918	0.2
10,010,000	L	Brazil Government International Bond, 6.000%, 01/17/17	10,310,300	0.3
10,000,000		KFW, 2.625%, 01/25/22	10,277,610	0.3
12,080,000		Mexico Government International Bond, 4.750%, 03/08/44	11,035,080	0.3
125,000	#,L	Petroleos Mexicanos, 4.250%, 01/15/25	109,687	0.0
500,000	#	Petroleos Mexicanos, 5.500%, 06/27/44	378,670	0.0
7,395,000		Province of British Columbia Canada, 2.100%, 05/18/16	7,429,986	0.2
14,308,000		Province of Ontario Canada, 1.875%-4.400%, 04/14/20-05/21/20	15,556,776	0.4
67,824,000		Other Securities(a)	71,214,796	1.9
		Total Foreign Government Bonds
		(Cost $134,208,656)	132,210,823	3.6
U.S. TREASURY OBLIGATIONS: 40.2%
		U.S. Treasury Bonds: 6.0%
20,000,000		2.125%, due 05/15/25	19,740,180	0.5
47,125,000	L	2.250%, due 11/15/25	47,024,153	1.3
51,546,000		2.875%, due 08/15/45	49,977,455	1.4
18,645,000		3.500%, due 02/15/39	20,591,296	0.6
13,888,000		3.625%, due 08/15/43	15,615,639	0.4
14,092,000		3.625%, due 02/15/44	15,825,922	0.4
46,023,000		2.750%-6.000%, due 02/15/26-11/15/44	51,401,993	1.4
			220,176,638	6.0
		U.S. Treasury Notes: 34.2%
45,703,000	L	0.875%, due 11/30/17	45,578,734	1.2
60,452,000		1.250%, due 12/15/18	60,336,174	1.7
83,850,000		1.750%, due 12/31/20	83,798,935	2.3
36,914,000		2.000%, due 11/30/22	36,716,879	1.0
14,825,000		1.375%-1.500%, due 07/31/16-10/31/20	14,677,130	0.4
51,172,000		0.625%, due 07/15/16	51,182,234	1.4
16,290,000		0.625%, due 11/15/16	16,270,599	0.5
29,512,000		0.625%, due 06/30/17	29,368,099	0.8
20,000,000		0.625%, due 09/30/17	19,864,980	0.5
21,817,000		0.750%, due 02/28/18	21,636,421	0.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	U.S. Treasury Notes (continued)
27,497,000	1.000%, due 08/31/19	$26,963,476	0.7
29,467,000	1.250%, due 11/30/18	29,426,129	0.8
16,756,000	1.375%, due 09/30/18	16,814,529	0.5
19,814,000	1.500%, due 12/31/18	19,910,851	0.5
19,814,000	1.625%, due 07/31/19	19,889,788	0.5
22,705,000	1.750%, due 09/30/19	22,865,933	0.6
28,376,000	1.750%, due 10/31/20	28,343,850	0.8
18,000,000	1.750%, due 09/30/22	17,645,346	0.5
48,163,000	1.875%, due 09/30/17	48,859,244	1.3
24,900,000	2.000%, due 11/30/20	25,163,467	0.7
20,498,000	2.125%, due 01/31/21	20,809,939	0.6
26,457,000	2.250%, due 11/15/24	26,445,623	0.7
42,155,000	2.375%, due 07/31/17	43,063,272	1.2
19,590,000	2.375%, due 12/31/20	20,151,371	0.6
18,650,000	2.625%, due 04/30/18	19,287,793	0.5
26,255,000	2.750%, due 02/15/19	27,375,091	0.8
36,569,500	2.750%, due 11/15/23	38,171,902	1.0
42,052,000	2.750%, due 02/15/24	43,806,830	1.2
377,680,500	0.500%-8.125%, due 06/15/16-05/15/24	379,034,595	10.3
		1,253,459,214	34.2
	Total U.S. Treasury Obligations
	(Cost $1,459,862,841)	1,473,635,852	40.2
	Total Long-Term Investments
	(Cost $3,806,099,076)	3,834,373,438	104.6
SHORT-TERM INVESTMENTS: 6.9%
	Commercial Paper: 4.5%
10,000,000	Campbell Soup Co., 0.370%, 01/20/16	9,997,972	0.3
15,000,000	Duke Energy Corp., 0.430%, 01/11/16	14,998,050	0.4
10,000,000	Duke Energy Corp., 0.470%, 01/21/16	9,997,300	0.3
5,000,000	Duke Energy Corp., 0.490%, 02/01/16	4,997,850	0.1
20,000,000	Hewlett Packard, 0.220%, 01/06/16	19,999,284	0.5
7,500,000	Hewlett Packard, 0.330%, 01/25/16	7,498,323	0.2
5,500,000	Hewlett Packard, 0.340%, 01/27/16	5,498,626	0.2
4,000,000	McDonalds Corp., 0.440%, 02/16/16	3,997,739	0.1
10,000,000	Monsanto Co., 0.500%, 02/16/16	9,993,550	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
10,650,000	Monsanto Co., 0.540%, 03/15/16	$10,638,130	0.3
5,000,000	St. Jude Medical Inc., 0.520%, 01/04/16	4,999,789	0.2
10,000,000	Thomson Reuters Corp., 0.460%, 02/08/16	9,995,060	0.3
10,000,000	Thomson Reuters Corp., 0.500%, 02/29/16	9,991,833	0.2
10,000,000	Thomson Reuters Corp., 0.420%, 01/14/16	9,998,390	0.3
5,000,000	United Healthcare Group Inc., 0.510%, 03/15/16	4,994,750	0.1
8,000,000	United Healthcare Group Inc., 0.520%, 03/16/16	7,991,454	0.2
8,000,000	United Healthcare Group Inc., 0.500%, 03/17/16	7,991,325	0.2
10,000,000	United Technologies Corp., 0.400%, 01/06/16	9,999,343	0.3
		163,578,768	4.5
	Securities Lending Collateralcc: 2.3%
16,280,529	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $16,281,082, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $16,606,141, due 06/09/16-05/20/45)	16,280,529	0.4
20,376,022	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $20,376,781, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $20,783,543, due 01/15/16-04/01/51)	20,376,022	0.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
20,376,022	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $20,376,848, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $20,783,547, due 03/31/21-02/15/44)	$20,376,022	0.5
20,376,022	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $20,376,759, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $20,783,543, due 01/15/16-10/20/65)	20,376,022	0.6
8,384,348	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $8,384,725, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $8,558,193, due 01/15/17-02/15/42)	8,384,348	0.2
		85,792,943	2.3
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
3,644,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $3,644,000)	3,644,000	0.1
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments
(Cost $252,975,077)	$253,015,711	6.9
Total Investments in Securities
(Cost $4,059,074,153)	$4,087,389,149	111.5
Liabilities in Excess of Other Assets	(419,941,746)	(11.5)
Net Assets	$3,667,447,403	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

cc
Represents securities purchased with cash collateral received for securities on loan.

W
Settlement is on a when-issued or delayed-delivery basis.

L
Loaned security, a portion or all of the security is on loan at December 31, 2015.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $4,063,289,428.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$66,122,360
Gross Unrealized Depreciation	(42,022,639)
Net Unrealized Appreciation	$24,099,721

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$925,936,484	$—	$925,936,484
Collateralized Mortgage Obligations	—	43,241,958	—	43,241,958
Municipal Bonds	—	31,681,759	—	31,681,759
Short-Term Investments	3,644,000	249,371,711	—	253,015,711
U.S. Treasury Obligations	—	1,473,635,852	—	1,473,635,852
U.S. Government Agency Obligations	—	1,205,750,517	—	1,205,750,517
Asset-Backed Securities	—	21,916,045	—	21,916,045
Foreign Government Bonds	—	132,210,823	—	132,210,823
Total Investments, at fair value	$3,644,000	$4,083,745,149	$—	$4,087,389,149
Other Financial Instruments+
Futures	132,429	—	—	132,429
Total Assets	$3,776,429	$4,083,745,149	$—	$4,087,521,578

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2015, the following futures contracts were outstanding for Voya U.S. Bond Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
U.S. Treasury 2-Year Note	(172)	03/31/16	$(37,364,313)	$58,694
U.S. Treasury 5-Year Note	(190)	03/31/16	(22,480,859)	73,735
			$(59,845,172)	$132,429

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$132,429
Total Asset Derivatives		$132,429

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2015 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit Contracts	$—	$155,826	$155,826
Interest Rate Contracts	226,038	—	226,038
Total	$226,038	$155,826	$381,864

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit Contracts	$—	$(80,611)	$(80,611)
Interest Rate Contracts	132,429	—	132,429
Total	$132,429	$(80,611)	$51,818

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2015 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Australia Index Portfolio
Class I	NII	$0.4907
Voya Emerging Markets Index Portfolio
Class I	NII	$0.2245
Class S	NII	$0.2000
Voya Euro STOXX 50® Index Portfolio
Class ADV	NII	$0.3036
Class I	NII	$0.3486
Voya FTSE 100 Index® Portfolio
Class ADV	NII	$0.7296
Class I	NII	$0.7936
All Classes	LTCG	$0.3141
Voya Hang Seng Index Portfolio
Class ADV	NII	$0.3744
Class I	NII	$0.4714
Class S	NII	$0.4329
Voya International Index Portfolio
Class ADV	NII	$0.2545
Class I	NII	$0.2966
Class S	NII	$0.2670
Class S2	NII	$0.2268
Voya Japan TOPIX Index® Portfolio
Class ADV	NII	$0.0919
Class I	NII	$0.1249
All Classes	STCG	$0.0169
All Classes	LTCG	$0.1056
Voya Russell™ Large Cap Growth Index Portfolio
Class ADV(1)	NII	$—
Class I	NII	$0.2943
Class S	NII	$0.2408
Voya Russell™ Large Cap Index Portfolio
Class ADV	NII	$0.1901
Class I	NII	$0.2648
Class S	NII	$0.2259
Class S2	NII	$0.2038
Portfolio Name	Type	Per Share Amount
Voya Russell™ Large Cap Value Index Portfolio
Class ADV(1)	NII	$—
Class I	NII	$0.3260
Class S	NII	$0.2849
All Classes	LTCG	$0.2578
Voya Russell™ Mid Cap Growth Index Portfolio
Class I	NII	$0.2441
Class S	NII	$0.1769
Class S2	NII	$0.1263
Voya Russell™ Mid Cap Index Portfolio
Class ADV	NII	$0.1496
Class I	NII	$0.2166
Class S	NII	$0.1796
Class S2	NII	$0.1548
All Classes	STCG	$0.2024
All Classes	LTCG	$1.1351
Voya Russell™ Small Cap Index Portfolio
Class ADV	NII	$0.1077
Class I	NII	$0.1762
Class S	NII	$0.1349
Class S2	NII	$0.1086
All Classes	STCG	$0.0593
All Classes	LTCG	$1.3697
Voya U.S. Bond Index Portfolio
Class ADV	NII	$0.1923
Class I	NII	$0.2434
Class S	NII	$0.2171
Class S2	NII	$0.2002
All Classes	STCG	$0.0228

NII − Net investment income
STCG − Short-term capital gain
LTCG − Long-term capital gain
(1)
Commenced operations on July 13, 2015.

TAX INFORMATION (Unaudited) (continued)

Of the ordinary distributions made during the year ended December 31, 2015, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Emerging Markets Index Portfolio	0.08%
Voya Russell™ Large Cap Growth Index Portfolio	100.00%
Voya Russell™ Large Cap Index Portfolio	100.00%
Voya Russell™ Large Cap Value Index Portfolio	100.00%
Voya Russell™ Mid Cap Growth Index Portfolio	100.00%
Voya Russell™ Mid Cap Index Portfolio	56.20%
Voya Russell™ Small Cap Index Portfolio	74.25%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya FTSE 100 Index® Portfolio	$11,055,804
Voya Japan TOPIX Index® Portfolio	$3,779,693
Voya Russell™ Large Cap Value Index Portfolio	$2,717,121
Voya Russell™ Mid Cap Index Portfolio	$145,596,134
Voya Russell™ Small Cap Index Portfolio	$79,868,733
Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2015. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Emerging Markets Index Portfolio	$1,428,592	$0.0247	99.60%
Voya Euro STOXX 50® Index Portfolio	$347,284	$0.0079	97.02%
Voya FTSE 100 Index® Portfolio	$6,036	$0.0002	100.00%
Voya Hang Seng Index Portfolio	$118,961	$0.0218	68.28%
Voya International Index Portfolio	$1,489,160	$0.0097	94.67%
Voya Japan TOPIX Index® Portfolio	$660,512	$0.0185	77.74%

*
None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Director	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (35 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	May 2013 – Present	Retired.	151	First Marblehead Corporation (September 2003 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 65	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	December 2007 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 –Present).	151	None.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	May 2013 – Present	Consultant (May 2001 –Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 − September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	May 2013 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 –August 2011).	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	December 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 –Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2016.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2015, Dr. Albert E. DePrince, Jr. retired as a Director of the Board.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	December 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Managing Director and Chief Operating Officer	April 2012 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 –Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investments, LLC and Chief Compliance Officer, Voya Family of Funds (February 2012 –Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	September 2012 – Present	Senior Vice President and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 –Present); and Senior Vice President – Fund Compliance, Voya Funds Services, LLC (June 2012 – Present). Formerly, Vice President – Platform Product Management & Project Management, Voya Investments, LLC (April 2007 – June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 –Present) and Voya Funds Services, LLC (September 2004 –Present).

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	March 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 –Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 –Present). Formerly Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 –Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 –Present); Vice President, Voya Investment Management – Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2013 – Present). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 –February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	September 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	September 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VIPALL          (1215-021916)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $399,815 for year ended December 31, 2015 and $380,923 for year ended December 31, 2014.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $50,500 for year ended December 31, 2015 and $47,850 for year ended December 31, 2014.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $101,525 in the year ended December 31, 2015 and $84,265 in the year ended December 31, 2014. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $2,650 in the year ended December 31, 2015 and $15,858 in the year ended December 31, 2014.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 20, 2014

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:	January 1, 2015 to December 31, 2015

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee 100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended December 31, 2015 and December 31, 2014; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2015	2014

Voya Variable Portfolios, Inc.	$154,675	$147,973

Voya Investments, LLC (1)	$145,625	$184,250

(1) Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Voya Variable Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Australia Index Portfolio, Voya Emerging Markets Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya International Index Portfolio, Voya Japan TOPIX® Index Portfolio, Voya Russell™ Large Cap Growth Index Portfolio, Voya Russell™ Large Cap Index Portfolio, Voya Russell™ Large Cap Value Index Portfolio, Voya Russell™ Mid Cap Growth Index Portfolio, Voya Russell™ Mid Cap Index Portfolio, Voya Russell™ Small Cap Index Portfolio, Voya U.S. Bond Index Portfolio, Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, Voya Index Plus SmallCap Portfolio, Voya Global Value Advantage Portfolio, and Voya Small Company Portfolio, and including the portfolios of investments of Voya Euro STOXX 50® Index Portfolio, and Voya Hang Seng Index Portfolio, each a series of Voya Variable Portfolios, Inc., as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), the financial highlights for each of the years in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments of Voya Australia Index Portfolio, Voya Emerging Markets Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya International Index Portfolio, Voya Japan TOPIX® Index Portfolio, Voya Russell™ Large Cap Growth Index Portfolio, Voya Russell™ Large Cap Index Portfolio, Voya Russell™ Large Cap Value Index Portfolio, Voya Russell™ Mid Cap Growth Index Portfolio, Voya Russell™ Mid Cap Index Portfolio, Voya Russell™ Small Cap Index Portfolio, Voya U.S. Bond Index Portfolio, Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, Voya Index Plus SmallCap Portfolio, Voya Global Value Advantage Portfolio, and Voya Small Company Portfolio, as of December 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Variable Portfolios, Inc. as of December 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Voya Australia Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.9%
		Consumer Discretionary: 4.6%
97,252	L	APN News & Media Ltd.	36,823	0.0
17,901	@	APN Outdoor Group Ltd.	79,571	0.1
7,637		ARB Corp. Ltd.	89,220	0.1
49,167		Ardent Leisure Group	80,463	0.1
66,273		Aristocrat Leisure Ltd.	489,352	0.4
25,222		Automotive Holdings Group Ltd.	82,568	0.1
10,088		Breville Group Ltd.	54,511	0.0
26,676		Burson Group Ltd.	81,318	0.1
7,291		Corporate Travel Management Ltd.	69,267	0.1
41,928		Crown Ltd.	378,954	0.3
6,986		Domino's Pizza Enterprises Ltd.	291,479	0.3
265,501		John Fairfax Holdings Ltd.	176,586	0.2
6,273	L	Flight Centre Ltd.	180,917	0.2
9,479		G.U.D. Holdings Ltd.	58,259	0.0
40,897	L	G8 Education Ltd.	105,756	0.1
66,448		Harvey Norman Holdings Ltd.	200,867	0.2
11,999		Invocare Ltd.	104,388	0.1
10,809	L	JB Hi-Fi Ltd.	152,970	0.1
29,560		Mantra Group Ltd.	108,216	0.1
90,518	@,L	Myer Holdings Ltd.	78,286	0.1
33,990	L	Navitas Ltd.	114,819	0.1
3,731	@	News Corp.	52,178	0.0
75,108		Nine Entertainment Co. Holdings Ltd.	103,454	0.1
103,556		Pacific Brands Ltd.	59,070	0.0
10,236		Premier Investments Ltd.	105,095	0.1
5,395		REA Group Ltd.	214,656	0.2
13,726		Retail Food Group Ltd.	45,992	0.0
107,695		Seven West Media Ltd.	60,308	0.1
16,349		Sky Network Television Ltd.	50,357	0.0
19,877		SKYCITY Entertainment Group Ltd.	59,267	0.1
37,467	L	Slater & Gordon Ltd.	22,271	0.0
65,748		Southern Cross Media Group Ltd.	54,293	0.0
86,432		Star Entertainment Grp Ltd./The	317,156	0.3
15,362		Super Retail Group Ltd.	126,908	0.1
91,493		TABCORP Holdings Ltd.	311,517	0.3
161,704		Tattersall's Ltd.	513,390	0.4
258,679	L	Ten Network Holdings Ltd.	31,818	0.0
24,785		Trade Me Ltd.	70,431	0.1
8,866		Village Roadshow Ltd.	47,602	0.0
			5,260,353	4.6

		Consumer Staples: 6.9%
44,924	@	Asaleo Care Ltd.	51,863	0.0
39,635		Australian Agricultural Co. Ltd.	38,664	0.0
16,765		Bega Cheese Ltd.	89,986	0.1
1,397		Blackmores Ltd.	220,894	0.2
58,473		Coca-Cola Amatil Ltd.	394,279	0.3
27,817	@	Costa Group Holdings Ltd.	54,931	0.1
20,303		GrainCorp Ltd.	126,800	0.1
100,434	L	Metcash Ltd.	117,262	0.1
7,888		Select Harvests Ltd.	48,573	0.0
16,033		Tassal Group Ltd.	54,642	0.1
80,583	@	Treasury Wine Estates Ltd.	483,831	0.4
124,416		Wesfarmers Ltd.	3,750,895	3.3
140,686		Woolworths Ltd.	2,496,119	2.2
			7,928,739	6.9

		Energy: 3.9%
61,681		Australian Worldwide Exploration Ltd.	22,351	0.0
113,671		Beach Petroleum Ltd.	40,439	0.1
29,888		Caltex Australia Ltd.	816,948	0.7
24,442		Karoon Gas Australia Ltd.	31,234	0.0
55,748	L	Liquefied Natural Gas Ltd.	32,158	0.0
129,474		Oil Search Ltd.	630,194	0.6
193,015	@	Origin Energy Ltd.	652,916	0.6
165,938	@	Santos Ltd.	441,970	0.4
66,060		Whitehaven Coal Ltd.	33,343	0.0
78,435		Woodside Petroleum Ltd.	1,634,108	1.4
24,341		WorleyParsons Ltd.	81,653	0.1
			4,417,314	3.9

		Financials: 47.2%
30,384		Abacus Property Group	70,459	0.1
327,406		AMP Ltd.	1,379,514	1.2
21,428		ASX Ltd.	659,242	0.6
322,316		Australia & New Zealand Banking Group Ltd.	6,504,256	5.7
41,835		Aveo Group	95,369	0.1
41,599		Bank of Queensland Ltd.	419,635	0.4
49,580		Bendigo Bank Ltd.	428,859	0.4
18,171		BT Investment Management Ltd.	168,994	0.1
53,748		BWP Trust	123,101	0.1
62,439		Challenger Ltd.	393,514	0.3
72,917	@	Chapter Hall Units Contingent	–	–
34,713		Charter Hall Group	114,031	0.1
36,644		Charter Hall Retail REIT	110,687	0.1
188,973		Commonwealth Bank of Australia	11,683,133	10.2
35,329		Cover-More Group Ltd.	56,563	0.0
142,657		Cromwell Property Group	108,716	0.1
106,285		Dexus Property Group	576,507	0.5
30,131	@	FlexiGroup Ltd./Australia	65,759	0.1
26,343		Gateway Lifestyle	57,946	0.0
34,690	L	Genworth Mortgage Insurance Australia Ltd.	69,140	0.1
174,407		Goodman Group	790,315	0.7
198,677		GPT Group	688,056	0.6
19,106		Growthpoint Properties Australia Ltd.	42,696	0.0

See Accompanying Notes to Financial Statements

1

Voya Australia Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
80,511		Henderson Group PLC	366,821	0.3
68,273		Investa Office Fund	197,635	0.2
269,142		Insurance Australia Group Ltd.	1,080,875	0.9
29,366	L	IOOF Holdings Ltd.	202,202	0.2
58,707		Lend Lease Corp., Ltd.	605,711	0.5
37,669		Macquarie Group Ltd.	2,253,467	2.0
14,406		Magellan Financial Group Ltd.	283,153	0.2
304,854		Medibank Pvt Ltd.	475,362	0.4
404,257		Mirvac Group	578,709	0.5
291,948		National Australia Bank Ltd.	6,370,824	5.6
33,849		National Storage REIT	37,793	0.0
26,685		Ozforex Group Ltd.	63,465	0.1
5,249		Perpetual Ltd.	176,691	0.2
23,805		Platinum Asset Management Ltd.	139,102	0.1
151,092		QBE Insurance Group Ltd.	1,374,206	1.2
589,371		Scentre Group	1,787,645	1.6
80,219		Shopping Centres Australasia Property Group	123,783	0.1
82,070		Steadfast Group Ltd.	92,717	0.1
263,179		Stockland	781,241	0.7
142,420		Suncorp Group Ltd.	1,250,445	1.1
361,655		Vicinity Centres	733,679	0.6
211,608		Westfield Corp.	1,455,842	1.3
369,241		Westpac Banking Corp.	8,950,300	7.8
			53,988,160	47.2

		Health Care: 6.7%
17,015		Ansell Ltd.	263,684	0.2
41,296		Australian Pharmaceutical Industries Ltd.	57,851	0.1
6,259		Cochlear Ltd.	433,131	0.4
51,455		CSL Ltd.	3,922,904	3.4
14,883		Estia Health Ltd.	78,591	0.1
8,891		Fisher & Paykel Healthcare Corp. Ltd.	53,998	0.0
10,685	L	Greencross Ltd.	51,873	0.0
191,734		Healthscope Ltd.	369,478	0.3
27,435		Japara Healthcare Ltd.	63,625	0.1
80,096		Mayne Pharma Group Ltd.	81,836	0.1
25,245	L	Mesoblast Ltd.	33,751	0.0
55,630		Primary Health Care Ltd.	94,128	0.1
14,272		Ramsay Health Care Ltd.	701,784	0.6
14,694		Regis Healthcare Ltd.	62,119	0.1
83,596	@	ResMed, Inc.	450,578	0.4
120,295		Sigma Pharmaceuticals Ltd.	75,314	0.1
6,335		Sirtex Medical Ltd.	183,574	0.2
45,738		Sonic Healthcare Ltd.	592,176	0.5
8,844		Virtus Health Ltd.	41,627	0.0
			7,612,022	6.7

		Industrials: 7.6%
54,211		ALS Ltd.	147,534	0.1
107,968		Asciano Group	686,426	0.6
232,365		Aurizon Holdings Ltd.	737,663	0.7
35,009		Austal Ltd.	39,801	0.0
174,773		Brambles Ltd.	1,463,703	1.3
56,978		Broadspectrum Ltd.	57,569	0.1
12,693		Cabcharge Australia Ltd.	27,394	0.0
11,202		CIMIC Group Ltd.	196,503	0.2
5,177		Credit Corp. Group Ltd.	39,078	0.0
48,336		Downer EDI Ltd.	125,737	0.1
30,153		GWA Group Ltd.	43,202	0.0
44,879		Macquarie Atlas Roads Group	132,229	0.1
8,599		McMillan Shakespeare Ltd.	82,817	0.1
17,369		Mineral Resources Ltd.	50,232	0.0
10,081	L	Monadelphous Group Ltd.	47,832	0.0
27,186		Programmed Maintenance Services Ltd.	48,706	0.0
228,292		Qantas Airways Ltd.	676,672	0.6
89,993		Qube Logistics Holdings Ltd.	156,222	0.1
34,523		Recall Holdings Ltd.	173,671	0.2
23,433		SAI Global Ltd.	71,073	0.1
38,088		Seek Ltd.	423,925	0.4
10,099		Seven Group Holdings Ltd.	40,356	0.0
122,113		Spotless Group Holdings Ltd.	95,681	0.1
245,323		Sydney Airport	1,129,053	1.0
175,470		Transpacific Industries Group Ltd.	100,219	0.1
223,694		Transurban Group - Stapled Security	1,695,588	1.5
93,624		Veda Group Ltd.	190,060	0.2
231,429	@	Virgin Australia Holdings Ltd.	–	–
			8,678,946	7.6

		Information Technology: 0.9%
12,333		Altium Ltd.	41,712	0.0
23,712	L	carsales.com Ltd.	200,818	0.2
56,366		Computershare Ltd.	474,293	0.4
14,244	L	Iress Market Technology Ltd.	103,130	0.1
21,527		iSentia Group Ltd.	75,511	0.1
25,342	@	MYOB Group Ltd.	59,913	0.0
22,237		Technology One Ltd.	79,750	0.1
			1,035,127	0.9

		Materials: 11.6%
49,432		Adelaide Brighton Ltd.	169,942	0.1
274,883		Alumina Ltd.	229,401	0.2
128,200		Amcor Ltd.	1,245,491	1.1
355,239		BHP Billiton Ltd.	4,571,760	4.0
62,845		BlueScope Steel Ltd.	200,632	0.2
82,313		Boral Ltd.	351,933	0.3
57,382		CSR Ltd.	119,764	0.1
42,372		DuluxGroup Ltd.	203,875	0.2
110,343		Evolution Mining Ltd.	112,121	0.1
22,030		Fletcher Building Ltd.	109,848	0.1
188,331	L	Fortescue Metals Group Ltd.	253,444	0.2
46,529		Iluka Resources Ltd.	205,817	0.2
185,483		Incitec Pivot Ltd.	530,005	0.5
45,398		Independence Group NL	83,313	0.1
49,081		James Hardie Industries SE	618,809	0.5

See Accompanying Notes to Financial Statements

2

Voya Australia Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Materials: (continued)
84,498		Newcrest Mining Ltd.	799,537	0.7
63,798		Northern Star Resources Ltd	129,735	0.1
19,889		Nufarm Ltd.	120,115	0.1
40,759		Orica Ltd.	456,651	0.4
134,165		Orora Ltd.	217,903	0.2
34,981		OZ Minerals Ltd.	102,267	0.1
18,966		Pact Group Holdings Ltd.	68,835	0.1
45,410		Regis Resources Ltd.	76,882	0.1
46,956		Rio Tinto Ltd.	1,518,532	1.3
17,340		Sandfire Resources NL	70,308	0.1
18,487	L	Sims Group Ltd.	96,736	0.1
589,034	@	South32 Ltd. - AUD	452,496	0.4
20,909	L	Syrah Resources Ltd.	58,934	0.0
23,791		Western Areas Ltd	38,544	0.0
			13,213,630	11.6

		Telecommunication Services: 5.3%
19,945		M2 Group Ltd	165,112	0.1
23,982		Telecom Corp. of New Zealand Ltd.	54,156	0.1
1,353,314		Telstra Corp., Ltd.	5,499,446	4.8
34,560		TPG Telecom Ltd.	247,437	0.2
22,168		Vocus Communications Ltd.	120,875	0.1
			6,087,026	5.3

		Utilities: 2.2%
74,523		AGL Energy Ltd.	975,141	0.8
123,351		APA Group	776,168	0.7
188,230		AusNet Services	202,639	0.2
223,544		DUET Group	370,222	0.3
170,685		Spark Infrastructure Group - Stapled Security	237,410	0.2
			2,561,580	2.2

	Total Common Stock
	(Cost $127,046,976)		110,782,897	96.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.9%
	Securities Lending Collateralcc: 1.6%
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $1,000,041, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $1,020,000, due 03/31/21-02/15/44)	1,000,000	0.9
798,857	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $798,886, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $814,834, due 01/15/16-10/20/65)	798,857	0.7
		1,798,857	1.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.3%
2,669,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $2,669,000)	2,669,000	2.3

	Total Short-Term Investments
	(Cost $4,467,857)	4,467,857	3.9

	Total Investments in Securities (Cost $131,514,833)	$115,250,754	100.8
	Liabilities in Excess of Other Assets	(913,449)	(0.8)
	Net Assets	$114,337,305	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $136,071,692.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$7,555,445
Gross Unrealized Depreciation	(28,376,383)

Net Unrealized Depreciation	$(20,820,938)

See Accompanying Notes to Financial Statements

3

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.0%
		Consumer Discretionary: 9.7%
1,610,000	L	Alibaba Pictures Group Ltd.	394,764	0.1
156,000		Anta Sports Products Ltd.	426,483	0.1
40,706		Arcelik A/S	194,866	0.0
3,008,000		Astra International Tbk PT	1,295,704	0.3
277,800		Astro Malaysia Holdings Bhd	178,044	0.0
13,600		B2W Cia Digital	52,355	0.0
12,751		Bajaj Auto Ltd.	486,465	0.1
148,500		BEC World PCL	125,222	0.0
706,000		Belle International Holdings Ltd.	528,234	0.1
16,808		Bharat Forge Ltd.	225,778	0.0
1,141	@	Bosch Ltd.	320,911	0.1
458,000		Brilliance China Automotive Holdings Ltd.	572,842	0.1
97,500		Byd Co., Ltd.	531,847	0.1
4,123		CCC SA	145,141	0.0
13,376		Cheil Communications, Inc.	233,942	0.0
232,650		Cheng Shin Rubber Industry Co. Ltd.	376,021	0.1
126,600		Chongqing Changan Automobile Co. Ltd.	278,737	0.1
1,311	@	CJ E&M Corp.	89,488	0.0
20,698	@,L	Ctrip.com International Ltd. ADR	958,938	0.2
32,539		Cyfrowy Polsat SA	172,964	0.0
386,000		Dongfeng Motor Group Co., Ltd.	511,341	0.1
28,240	@	Eclat Textile Co. Ltd	388,052	0.1
28,600		El Puerto de Liverpool SAB de CV	348,670	0.1
46,000		Estacio Participacoes SA	162,199	0.0
47,350		Feng TAY Enterprise Co., Ltd.	240,799	0.0
4,548	@	Folli Follie Group	85,506	0.0
9,692		Ford Otomotiv Sanayi A/S	100,534	0.0
32,244		Foschini Group Ltd.	253,369	0.1
825,000		Geely Automobile Holdings Ltd.	435,936	0.1
354,300		Genting Bhd	604,264	0.1
470,700		Genting Malaysia BHD	479,520	0.1
44,000		Giant Manufacturing Co., Ltd.	291,676	0.1
801,700		Global Mediacom Tbk PT	63,458	0.0
1,901,000		GOME Electrical Appliances Holdings Ltd.	315,122	0.1
470,500	@	Great Wall Motor Co. Ltd.	543,440	0.1
300,900		Grupo Televisa S.A.	1,647,098	0.3
12,330		Grupo Televisa SAB ADR	335,499	0.1
310,000		Guangzhou Automobile Group Co. Ltd.	275,418	0.1
188,000		Haier Electronics Group Co. Ltd.	379,480	0.1
11,719		Hankook Tire Co. Ltd.	467,421	0.1
6,187		Hanon Systems Corp.	271,709	0.1
1,405		Hanssem Co. Ltd.	275,301	0.1
7,769		Hero Honda Motors Ltd	315,246	0.1
507,351		Home Product Center PCL	95,457	0.0
38,000		Hotai Motor Co. Ltd.	437,027	0.1
5,135		Hotel Shilla Co. Ltd.	336,236	0.1
2,451		Hyundai Department Store Co. Ltd.	262,692	0.1
10,169		Hyundai Mobis	2,127,656	0.4
22,556		Hyundai Motor Co.	2,844,849	0.6
2,516		Hyundai Wia Corp.	237,889	0.0
26,617		Imperial Holdings Ltd.	206,325	0.0
21,802	@	JD.com, Inc. ADR	703,441	0.1
71,400		Jollibee Foods Corp.	331,453	0.1
16,813		Jumbo SA	176,719	0.0
17,717		Kangwon Land, Inc.	578,255	0.1
39,494		Kia Motors Corp.	1,761,037	0.3
212,304		Kroton Educacional SA	511,408	0.1
15,494		LG Electronics, Inc.	704,428	0.1
96,800		Lojas Renner SA	418,396	0.1
1,688		Lotte Shopping Co. Ltd.	332,061	0.1
199		LPP SA	281,209	0.1
21,949		Mahindra & Mahindra Ltd.	421,337	0.1
34,768		Mahindra & Mahindra Ltd. GDR	664,412	0.1
14,085		Maruti Suzuki India Ltd.	980,897	0.2
364,300		Matahari Department Store Tbk PT	461,180	0.1
663,000		Media Nusantara Citra Tbk PT	88,269	0.0
31,850		Merida Industry Co. Ltd.	170,816	0.0
283,200		Minor International PCL	283,625	0.1
47,948		Motherson Sumi Systems Ltd.	211,715	0.0
36,918		Mr Price Group Ltd.	477,439	0.1
59,119		Naspers Ltd.	8,080,641	1.6
9,167	@	New Oriental Education & Technology Group ADR	287,569	0.1
34,742		OPAP S.A.	304,872	0.1
6,664		Paradise Co. Ltd	99,161	0.0
337,000		POU Chen Corp.	439,758	0.1
2,524	@,L	Qunar Cayman Islands Ltd. ADR	133,116	0.0
93,081		Ruentex Industries Ltd.	173,065	0.0
69,227		SACI Falabella	441,217	0.1
88,000		Shenzhou International Group Holdings Ltd.	504,309	0.1
1,137		Shinsegae Co., Ltd.	221,215	0.0
353,603		Steinhoff International Holdings NV	1,795,110	0.3
925,200	@	Surya Citra Media Tbk PT	206,306	0.0
2,114	@	TAL Education Group ADR	98,238	0.0
48,596		Tata Motors Ltd.	287,229	0.1
15,688	@	Tata Motors Ltd. ADR	462,325	0.1
32,668		Tata Motors Ltd.	142,400	0.0
17,402		Tofas Truk Otomobil Fabrika	112,973	0.0

See Accompanying Notes to Financial Statements

4

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Consumer Discretionary: (continued)
64,763		Truworths International Ltd.	381,778	0.1
46,989		Tsogo Sun Holdings Ltd.	73,838	0.0
103,800		UMW Holdings Bhd	189,878	0.0
28,184	@	Vipshop Holdings Ltd. ADR	430,370	0.1
144,803		Woolworths Holdings Ltd./South Africa	936,770	0.2
8,108		Coway Co., Ltd.	577,306	0.1
159,000		Yulon Motor Co., Ltd.	144,740	0.0
87,147		Zee Telefilms Ltd.	574,472	0.1
			49,584,688	9.7

		Consumer Staples: 8.2%
52,931	@	Ambev SA ADR	236,072	0.0
636,900		AMBEV SA	2,873,596	0.6
4,757		Amorepacific Corp.	1,669,361	0.3
4,254		Amorepacific Group	531,455	0.1
30,244		Anadolu Efes Biracilik Ve Malt Sanayii AS	195,880	0.0
60,300	@	Arca Continental SAB de CV	366,254	0.1
45,900		Astra Agro Lestari Tbk PT	52,321	0.0
1,300		BGF retail Co. Ltd.	188,203	0.0
31,989		BIM Birlesik Magazalar AS	563,075	0.1
81,900		BRF - Brasil Foods SA	1,146,859	0.2
15,814	@	BRF SA ADR	218,549	0.0
21,100		British American Tobacco Malaysia Bhd	275,204	0.1
197,365		Cencosud SA	394,139	0.1
477,500		Charoen Pokphand Foods PCL	241,222	0.1
1,190,900		Charoen Pokphand Indonesia Tbk PT	221,918	0.0
962,000	L	China Huishan Dairy Holdings Co. Ltd	367,902	0.1
401,000		China Mengniu Diary Co., Ltd.	650,960	0.1
186,000		China Resources Enterprise	396,866	0.1
23,700		Cia Brasileira de Distribuicao Grupo Pao de Acucar	250,763	0.1
21,621		Cia Cervecerias Unidas SA	239,230	0.1
1,163		CJ CheilJedang Corp.	371,992	0.1
71,200		Coca-Cola Femsa SAB de CV	511,862	0.1
11,808		Coca-Cola Icecek AS	150,371	0.0
671,400		CP ALL PCL	729,077	0.1
74,194		Dabur India Ltd.	309,998	0.1
4,875		Dongsuh Cos, Inc.	128,789	0.0
3,096		E-Mart Co. Ltd.	496,783	0.1
41,732		Embotelladora Andina SA	124,143	0.0
12,431		Eurocash SA	153,193	0.0
3,557	@	Fomento Economico Mexicano SAB de CV ADR	328,489	0.1
239,200		Fomento Economico Mexicano SAB de CV UBD	2,243,285	0.4
1,277		GlaxoSmithKline Consumer Healthcare Ltd	123,658	0.0
17,873		Godrej Consumer Products Ltd.	355,418	0.1
29,900		Gruma SA de CV	419,410	0.1
252,900	@	Grupo Bimbo SAB de CV	674,273	0.1
54,500		Grupo Comercial Chedraui, S.A. de C.V.	145,274	0.0
93,900		Grupo Lala SAB de CV	218,316	0.0
1,744		GS Retail Co. Ltd.	79,455	0.0
76,500		Gudang Garam Tbk PT	303,622	0.1
109,000		Hengan International Group Co., Ltd.	1,023,307	0.2
110,647		Hindustan Lever Ltd.	1,441,991	0.3
54,100	@	HM Sampoerna Tbk PT	368,257	0.1
55,100		Hypermarcas SA	302,362	0.1
6,560,000		Imperial Pacific International Holdings Ltd.	142,617	0.0
164,500		Indofood CBP Sukses Makmur TBK PT	159,139	0.0
713,900		Indofood Sukses Makmur Tbk PT	265,728	0.1
441,300		IOI Corp. Bhd	457,048	0.1
328,378		ITC Ltd.	1,623,770	0.3
111,900		JBS SA	349,312	0.1
229,500		Kimberly-Clark de Mexico SA de CV	537,580	0.1
16,550		KT&G Corp.	1,470,718	0.3
68,200		Kuala Lumpur Kepong BHD	362,746	0.1
1,402		LG Household & Health Care Ltd.	1,244,952	0.2
37		Lotte Chilsung Beverage Co., Ltd.	70,021	0.0
118		Lotte Confectionery Co. Ltd.	228,778	0.1
3,600		M Dias Branco SA	60,512	0.0
38,454	@	Magnit PJSC GDR	1,546,309	0.3
71,372		Marico Ltd.	243,617	0.1
17,999		Massmart Holdings Ltd.	116,521	0.0
25,300		Natura Cosmeticos S.A.	150,217	0.0
3,507		Nestle India Ltd.	308,303	0.1
549		Orion Corp.	542,282	0.1
62		Ottogi Corp.	64,254	0.0
39,142	L	Pick n Pay Stores Ltd.	164,414	0.0
16,334		Pioneer Foods Group Ltd.	167,549	0.0
78,900		PPB Group Bhd	291,283	0.1
89,000		President Chain Store Corp.	555,469	0.1
33,600		Raia Drogasil SA	301,328	0.1
67,708		Shoprite Holdings Ltd.	627,455	0.1
25,077		Spar Group Ltd.	298,373	0.1
59,692		Standard Foods Corp.	148,561	0.0
376,500	L	Sun Art Retail Group Ltd.	283,273	0.1
312,400		Thai Union Group PCL-F	148,395	0.0
25,133	L	Tiger Brands Ltd.	514,805	0.1
282,000		Tingyi Cayman Islands Holding Corp.	400,632	0.1
52,000		Tsingtao Brewery Co., Ltd.	234,246	0.1
27,757		Ulker Biskuvi Sanayi AS	167,526	0.0
225,000		Unilever Indonesia Tbk PT	600,619	0.1
729,209		Uni-President Enterprises Corp.	1,215,544	0.2

See Accompanying Notes to Financial Statements

5

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Consumer Staples: (continued)
9,723		United Breweries Ltd.	138,858	0.0
8,965		United Spirits Ltd.	404,852	0.1
127,170		Universal Robina Corp.	501,817	0.1
788,400		Wal-Mart de Mexico SAB de CV	1,989,470	0.4
863,000		Want Want China Holdings Ltd.	640,507	0.1
			41,822,554	8.2

		Energy: 6.8%
1,358,700		Adaro Energy Tbk PT	50,208	0.0
128,400		Banpu PCL	56,784	0.0
28,835	@	Bharat Petroleum Corp. Ltd.	387,315	0.1
70,879		Cairn India Ltd.	147,411	0.0
438,000		China Coal Energy Co. - Class H	167,261	0.0
278,000		China Oilfield Services Ltd.	238,887	0.0
3,771,600		China Petroleum & Chemical Corp.	2,264,940	0.4
497,500		China Shenhua Energy Co., Ltd.	776,847	0.2
2,649,000		CNOOC Ltd.	2,757,016	0.5
98,223		Coal India Ltd.	487,299	0.1
13,700		Cosan SA Industria e Comercio	87,264	0.0
703,149		Ecopetrol SA	245,864	0.1
68,162		Empresas COPEC SA	585,191	0.1
147,300		Energy Absolute PCL-Foreign	91,647	0.0
15,595		Exxaro Resources Ltd.	44,302	0.0
174,000		Formosa Petrochemical Corp.	416,197	0.1
39,000		Formosa Taffeta Co., Ltd.	35,454	0.0
192,958	@	Gazprom PAO ADR	708,156	0.1
1,333,813		Gazprom PAO	2,486,731	0.5
8,593		Grupa Lotos SA	59,108	0.0
7,739		GS Holdings Corp.	331,607	0.1
1,630,800		IRPC PCL	193,395	0.0
464,000		Kunlun Energy Co. Ltd.	411,990	0.1
53,597		Lukoil OAO	1,722,974	0.3
21,894	@	Lukoil PJSC ADR	711,226	0.1
5,504	L	MOL Hungarian Oil & Gas PLC	268,445	0.1
14,121		NovaTek OAO GDR	1,163,074	0.2
120,131		Oil & Natural Gas Corp., Ltd.	438,104	0.1
3,118,000		PetroChina Co., Ltd.	2,041,170	0.4
30,667	@	Petroleo Brasileiro SA ADR	104,268	0.0
443,200	@	Petroleo Brasileiro SA	960,057	0.2
39,600		Petronas Dagangan BHD	229,290	0.1
49,587	L	Polski Koncern Naftowy Orlen	853,604	0.2
271,114		Polskie Gornictwo Naftowe I Gazownictwo SA	353,849	0.1
208,800		PTT Exploration & Production PCL	331,106	0.1
150,200		PTT PCL	1,011,489	0.2
24,136		Qatar Gas Transport Co. Ltd.	154,558	0.0
36,870		Reliance Industries Ltd.	564,531	0.1
78,406		Reliance Industries Ltd. GDR	2,399,224	0.5
179,786		Rosneft OAO	624,846	0.1
525,700		Sapurakencana Petroleum Bhd	246,636	0.1
81,994		Sasol Ltd.	2,213,658	0.4
9,747	@	SK Innovation Co. Ltd.	1,068,963	0.2
6,778		S-Oil Corp.	454,033	0.1
1,081,123		Surgutneftegas	654,394	0.1
1,059,451		Surgutneftegas OAO	493,517	0.1
207,595		Tatneft OAO	904,336	0.2
141,100		Thai Oil PCL	257,185	0.1
19,518		Tupras Turkiye Petrol Rafine	465,510	0.1
55,600		Ultrapar Participacoes SA	849,547	0.2
280,000	L	Yanzhou Coal Mining Co., Ltd.	129,836	0.0
			34,700,304	6.8

		Financials: 26.9%
276,547		Abu Dhabi Commercial Bank PJSC	493,400	0.1
265,182	L	African Bank Investments Ltd.	–	–
3,313,000		Agricultural Bank of China Ltd.	1,348,228	0.3
326,313		Akbank TAS	748,244	0.1
510,499		Aldar Properties PJSC	319,317	0.1
7,013	@	Alior Bank SA	118,890	0.0
175,300		Alliance Financial Group Bhd	145,143	0.0
200,360		Alpha Bank AE	536,944	0.1
312,000		AMMB Holdings Bhd	328,334	0.1
32,430		Ayala Corp.	519,747	0.1
1,082,000		Ayala Land, Inc.	790,912	0.2
80,404	@	Banco Bradesco SA ADR	386,743	0.1
109,800		Banco Bradesco SA	568,948	0.1
3,671,514		Banco de Chile	374,012	0.1
5,442		Banco de Credito e Inversiones	205,296	0.0
126,100		Banco do Brasil S.A.	469,817	0.1
64,500		Banco Santander Brasil S.A.	261,505	0.1
9,552,722		Banco Santander Chile S.A.	428,589	0.1
15,864	@	BanColombia SA ADR	424,362	0.1
36,200		Bangkok Bank PCL - Foreign Reg	154,578	0.0
1,835,700		Bank Central Asia Tbk PT	1,758,746	0.3
368,000		Bank Danamon Indonesia Tbk PT	85,103	0.0
4,846	L	Bank Handlowy w Warszawie	88,540	0.0
1,400,500		Bank Mandiri Persero TBK PT	929,988	0.2
81,325		Bank Millennium SA	115,194	0.0
11,734,000		Bank of China Ltd.	5,206,533	1.0
1,318,000		Bank of Communications Co., Ltd.	924,283	0.2
117,780		Bank of the Philippine Islands	209,776	0.0
19,495		Bank Pekao S.A.	712,012	0.1
1,670,600		Bank Rakyat Indonesia	1,371,062	0.3

See Accompanying Notes to Financial Statements

6

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
5,379		Bank Zachodni WBK SA	387,588	0.1
47,870		Barclays Africa Group Ltd.	444,152	0.1
14,540		Barwa Real Estate Co.	159,083	0.0
105,500		BB Seguridade Participacoes SA	648,800	0.1
233,500		BDO Unibank, Inc.	519,035	0.1
257,000		BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	707,420	0.1
1,124,700		Bank Negara Indonesia Persero Tbk PT	402,663	0.1
75,100		BR Malls Participacoes S.A.	210,707	0.0
52,845	L	Brait SE	570,132	0.1
2,255		BRE Bank SA	180,085	0.0
34,269	@	BNK Financial Group, Inc.	244,130	0.0
1,108,600		Bumi Serpong Damai PT	142,994	0.0
5,167	L	Capitec Bank Holdings Ltd.	179,687	0.0
1,199,611		Cathay Financial Holding Co., Ltd.	1,680,585	0.3
190,200		Central Pattana PCL	247,138	0.1
35,745		CETIP SA - Balcao Organizado de Ativos e Derivativos	338,815	0.1
175,128		Chailease Holding Co. Ltd.	301,403	0.1
699,559		Chang Hwa Commercial Bank	333,152	0.1
1,225,000		China Cinda Asset Management Co. Ltd.	450,872	0.1
1,247,000		China Citic Bank	803,708	0.2
12,442,000		China Construction Bank	8,487,287	1.7
2,053,000		China Development Financial Holding Corp.	512,074	0.1
520,000		China Everbright Bank Co. Ltd.	251,788	0.1
140,000		China Everbright Ltd.	319,764	0.1
489,000		China Galaxy Securities Co. Ltd.	444,420	0.1
498,000		China Jinmao Holdings Group Ltd	169,631	0.0
1,093,000		China Life Insurance Co., Ltd.	3,508,747	0.7
472,273		China Life Insurance Co., Ltd. (TWD)	360,641	0.1
683,380		China Merchants Bank Co., Ltd.	1,599,684	0.3
875,000		China Minsheng Banking Corp. Ltd.	863,186	0.2
598,000		China Overseas Land & Investment Ltd.	2,081,855	0.4
389,600		China Pacific Insurance Group Co., Ltd.	1,594,388	0.3
410,444		China Resources Land Ltd.	1,187,703	0.2
243,228		China Taiping Insurance Holdings Co., Ltd.	746,591	0.1
195,500		China Vanke Co. Ltd.	577,667	0.1
2,253,676		CTBC Financial Holding Co. Ltd.	1,153,885	0.2
358,000		Chongqing Rural Commercial Bank Co. Ltd.	215,022	0.0
768,000		CIMB Group Holdings Bhd	809,769	0.2
319,500		CITIC Securities Co. Ltd.	740,329	0.1
19,074		Commercial Bank of Qatar	239,644	0.0
158,686		Commercial International Bank	771,943	0.2
152,700		Compartamos SAB de CV	295,486	0.1
36,340		Coronation Fund Managers Ltd	124,462	0.0
144		Corp Financiera Colombiana SA	1,746	0.0
3,464		Corp Financiera Colombiana SA	41,989	0.0
13,258		Corp Financiera Colombiana SA	162,379	0.0
24,181,477		Corpbanca	194,459	0.0
876,133	@	Country Garden Holdings Co. Ltd.	357,075	0.1
10,256	@	Credicorp Ltd.	998,114	0.2
25,600		Daewoo Securities Co., Ltd.	202,647	0.0
90,600	#	Dalian Wanda Commercial Properties Co. Ltd.	525,843	0.1
24,920		DGB Financial Group, Inc.	212,294	0.0
56,852		Discovery Holdings Ltd.	487,598	0.1
14,217		Doha Bank QSC	173,278	0.0
6,775		Dongbu Insurance Co., Ltd.	405,358	0.1
272,245		Dubai Financial Market	90,233	0.0
146,538		Dubai Islamic Bank PJSC	245,241	0.1
1,073,551		E.Sun Financial Holding Co., Ltd.	623,285	0.1
242,506	@	Emaar Malls Group PJSC	181,500	0.0
540,029		Emaar Properties PJSC	830,354	0.2
299,649		Emlak Konut Gayrimenkul Yatirim Ortakligi AS	266,758	0.1
272,048		Eurobank Ergasias SA	304,776	0.1
693,000	L	Evergrande Real Estate Group Ltd.	606,704	0.1
111,403		Ezdan Holding Group QSC	484,572	0.1
285,000		Far East Horizon Ltd.	264,046	0.1
353,900		Fibra Uno Administracion SA de CV	780,102	0.2
1,296,927	@	First Financial Holding Co., Ltd.	602,395	0.1
136,535		First Gulf Bank PJSC	468,871	0.1
493,907		FirstRand Ltd.	1,349,826	0.3
141,276		Fortress Income Fund Ltd.	146,894	0.0
103,608		Fortress Income Fund Ltd.	232,471	0.0
987,000		Fubon Financial Holding Co., Ltd.	1,342,546	0.3
158,800	@	GF Securities Co. Ltd.	396,084	0.1
206,000	L	Goldin Properties Holdings Ltd.	236,495	0.0
339,810		Growthpoint Properties Ltd.	510,026	0.1
476,270		Grupo Aval Acciones y Valores	163,533	0.0

See Accompanying Notes to Financial Statements

7

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
38,758		Grupo de Inversiones Suramericana SA	435,867	0.1
373,000		Grupo Financiero Banorte	2,055,834	0.4
343,600		Grupo Financiero Inbursa SA	620,033	0.1
275,800		Grupo Financiero Santander Mexico SAB de CV	484,084	0.1
11,030	@	GT Capital Holdings, Inc.	309,012	0.1
158,400		Guangzhou R&F Properties Co., Ltd.	194,217	0.0
140,411		Haci Omer Sabanci Holding AS	398,039	0.1
488,400		Haitong Securities Co. Ltd.	856,491	0.2
43,380		Hana Financial Group, Inc.	866,859	0.2
33,077		Hanwha Life Insurance Co. Ltd.	208,468	0.0
110,300		Highwealth Construction Corp.	126,692	0.0
103,472	@	Hong Leong Bank BHD	322,419	0.1
31,392		Hong Leong Financial Group Bhd	101,818	0.0
221,094		Housing Development Finance Corp.	4,205,173	0.8
912,902		Hua Nan Financial Holdings Co. Ltd.	422,573	0.1
128,400	#,@	Huatai Securities Co. Ltd.	296,824	0.1
29,909		Hyprop Investments Ltd.	200,177	0.0
10,107		Hyundai Marine & Fire Insurance Co., Ltd.	309,679	0.1
37,161	@	ICICI Bank Ltd. ADR	290,971	0.1
90,448		ICICI Bank Ltd.	357,246	0.1
41,187	@	Indiabulls Housing Finance Ltd.	456,795	0.1
10,903,000		Industrial & Commercial Bank of China	6,535,461	1.3
41,798		Industrial Bank Of Korea	437,059	0.1
37,853		Investec Ltd.	267,402	0.1
231,532		IOI Properties Group Bhd	121,051	0.0
88,278	@	Itau Unibanco Holding S.A. ADR	574,690	0.1
5,200		Kasikornbank PCL	21,582	0.0
253,900		Kasikornbank PCL - Foreign	1,049,454	0.2
56,934		KB Financial Group, Inc.	1,604,048	0.3
2,355		Komercni Banka AS	467,540	0.1
5,848		Korea Investment Holdings Co., Ltd.	244,378	0.0
539,200		Krung Thai Bank PCL	248,677	0.1
17,552		Liberty Holdings Ltd.	130,630	0.0
46,002		LIC Housing Finance Ltd.	354,162	0.1
3,009,300		Lippo Karawaci Tbk PT	225,218	0.0
222,500		Longfor Properties Co., Ltd.	330,925	0.1
42,192		Mahindra & Mahindra Financial Services Ltd.	153,669	0.0
692,100		Malayan Banking BHD	1,351,542	0.3
56,414		Masraf Al Rayan	581,003	0.1
1,677,826	@	Mega Financial Holdings Co., Ltd.	1,081,717	0.2
1,634,000		Megaworld Corp.	147,210	0.0
1,919,000		Metro Pacific Investments Corp.	211,703	0.0
21,310	@	Metropolitan Bank & Trust Company	36,349	0.0
9,212		Mirae Asset Securities Co., Ltd.	167,607	0.0
160,012		MMI Holdings Ltd.	226,912	0.0
190,595		Moscow Exchange MICEX-RTS PJ	238,294	0.0
12,300		Multiplan Empreendimentos Imobiliarios SA	118,142	0.0
106,875		National Bank of Abu Dhabi PJSC	231,616	0.1
807,740		National Bank of Greece SA	298,598	0.1
29,509		Nedbank Group Ltd.	360,481	0.1
116,600		New China Life Insurance Co. Ltd.	487,258	0.1
23,553		New Europe Property Investments PLC	270,803	0.1
384,000		New World China Land Ltd.	306,321	0.1
22,360		NH Investment & Securities Co., Ltd	189,191	0.0
33,449		OTP Bank Nyrt	687,757	0.1
959,000		People's Insurance Co. Group of China Ltd.	466,913	0.1
579,496		PICC Property & Casualty Co., Ltd.	1,143,645	0.2
773,500		Ping An Insurance Group Co. of China Ltd.	4,265,624	0.8
965,363		Piraeus Bank SA	288,486	0.1
19,200		Porto Seguro SA	139,720	0.0
38,403		Power Finance Corp. Ltd.	116,229	0.0
129,412		Powszechna Kasa Oszczednosci Bank Polski S.A.	898,849	0.2
11,694		PSG Group Ltd.	169,060	0.0
376,200		Public Bank BHD	1,620,977	0.3
85,366		Powszechny Zaklad Ubezpieczen SA	736,452	0.1
12,677		Qatar Insurance Co. SAQ	285,420	0.1
9,836		Qatar Islamic Bank SAQ	287,351	0.1
26,852		Qatar National Bank	1,287,921	0.3
611,590		Redefine Properties Ltd.	383,907	0.1
72,465		Remgro Ltd.	1,147,083	0.2
37,228		Resilient REIT Ltd.	276,976	0.1
74,600	@	RHB Capital Bhd	98,314	0.0
106,814		RMB Holdings Ltd.	382,965	0.1
94,723		RMI Holdings	236,788	0.0
90,000		Robinsons Land Corp.	52,610	0.0
130,360	@	Ruentex Development Co. Ltd.	169,378	0.0
47,580		Rural Electrification Corp. Ltd.	162,174	0.0
8,267		Samsung Securities Co. Ltd.	290,140	0.1
5,799		Samsung Card Co.	151,817	0.0
5,320		Samsung Fire & Marine Insurance Co. Ltd.	1,390,681	0.3
11,992		Samsung Life Insurance Co. Ltd.	1,120,649	0.2
254,225		Sanlam Ltd.	994,449	0.2
123,890	@	Sberbank PAO ADR	717,323	0.1

See Accompanying Notes to Financial Statements

8

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
1,075,042		Sberbank PAO	1,488,631	0.3
72,300		Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd.	294,333	0.1
200,500		Shimao Property Holdings Ltd.	353,433	0.1
1,272,860		Shin Kong Financial Holding Co., Ltd.	275,753	0.1
62,932		Shinhan Financial Group Co., Ltd.	2,113,996	0.4
22,276		Shriram Transport Finance Co. Ltd.	288,016	0.1
476,000		Shui On Land Ltd.	130,091	0.0
228,600		Siam Commercial Bank PCL	754,071	0.1
535,000		Sino-Ocean Land Holdings Ltd.	341,123	0.1
1,459,226		SinoPac Financial Holdings Co., Ltd.	414,332	0.1
1,271,800		SM Prime Holdings, Inc.	584,851	0.1
315,500		Soho China Ltd.	152,251	0.0
178,383		Standard Bank Group Ltd.	1,307,590	0.3
84,935		State Bank of India	287,018	0.1
14,055		State Bank of India Ltd. GDR	472,682	0.1
22,600		Sul America SA	106,309	0.0
1,646,200		Summarecon Agung Tbk PT	194,282	0.0
260,000		Sunac China Holdings Ltd.	199,777	0.0
1,163,317		Taishin Financial Holdings Co., Ltd.	401,941	0.1
718,594		Taiwan Business Bank	178,434	0.0
1,082,422		Taiwan Cooperative Financial Holding Co. Ltd.	450,859	0.1
162,110		Talaat Moustafa Group	133,735	0.0
1,922,900		TMB Bank PCL	128,567	0.0
346,372		Turkiye Garanti Bankasi A/S	843,821	0.2
92,790		Turkiye Halk Bankasi AS	329,798	0.1
240,281		Turkiye Is Bankasi	378,097	0.1
127,802		Turkiye Vakiflar Bankasi Tao	167,489	0.0
791,237,930		VTB Bank OJSC	863,642	0.2
49,099	@	Woori Bank	367,225	0.1
126,154		Yapi Ve Kredi Bankasi	141,969	0.0
1,377,586		Yuanta Financial Holding Co., Ltd.	505,309	0.1
1,192,000		Yuexiu Property Co. Ltd	205,207	0.0
			137,336,107	26.9

		Health Care: 2.9%
12,641		Apollo Hospitals Enterprise Ltd.	279,479	0.1
50,652		Aspen Pharmacare Holdings Ltd.	1,011,250	0.2
39,654		Aurobindo Pharma Ltd	523,018	0.1
593,300		Bangkok Dusit Medical Services PCL-F	366,620	0.1
54,800		Bumrungrad Hospital PCL-Foreign	319,965	0.1
12,694		Cadila Healthcare Ltd.	62,720	0.0
10,193		Celltrion, Inc.	727,213	0.1
154,000		China Medical System Holdings Ltd.	225,697	0.0
572,000		China Pharmaceutical Group Ltd.	583,159	0.1
51,087		Cipla Ltd.	500,798	0.1
14,190		Divis Laboratories Ltd.	247,236	0.1
7,084		Dr. Reddys Laboratories Ltd.	332,565	0.1
9,766	@	Dr. Reddy's Laboratories Ltd. ADR	452,068	0.1
21,300		Glenmark Pharmaceuticals Ltd.	295,720	0.1
787	@	Hanmi Pharm Co. Ltd.	482,073	0.1
1,665		Hanmi Science Co. Ltd.	180,517	0.0
19,100		Hartalega Holdings Bhd	26,425	0.0
362,700		IHH Healthcare Bhd	555,856	0.1
3,062,000		Kalbe Farma Tbk PT	291,332	0.1
151,245		Life Healthcare Group Holdings Ltd.	343,316	0.1
33,121		Lupin Ltd.	916,388	0.2
208,000	@	Luye Pharma Group Ltd	216,407	0.0
73,379		Mediclinic International Ltd.	564,427	0.1
155,133		Netcare Ltd.	339,770	0.1
9,000	@	OBI Pharma, Inc.	178,760	0.0
35,800		Odontoprev SA	85,513	0.0
10,242		Piramal Healthcare Ltd.	155,489	0.1
38,100		Qualicorp SA	136,076	0.0
20,807		Richter Gedeon Nyrt	392,722	0.1
292,000		Shandong Weigao Group Medical Polymer Co., Ltd.	199,663	0.0
62,000		Shanghai Fosun Pharmaceutical Group Co. Ltd.	179,367	0.0
99,600		Shanghai Pharmaceuticals Holding Co. Ltd.	214,679	0.0
663,000		Sihuan Pharmaceutical Holdings Group Ltd	264,086	0.0
684,000		Sino Biopharmaceutical Ltd.	618,416	0.1
182,000		Sinopharm Group Co.	726,585	0.1
142,947		Sun Pharmaceutical Industries Ltd.	1,768,287	0.3
1,213		Yuhan Corp.	279,830	0.1
			15,043,492	2.9

		Industrials: 6.7%
313,790		Aboitiz Equity Ventures, Inc.	384,934	0.1
4,997	@	Aditya Birla Nuvo Ltd.	162,878	0.0
278,000		Air China Ltd.	218,034	0.0
64,400		Airports of Thailand PCL	615,706	0.1
57,600		AKR Corporindo Tbk PT	29,786	0.0
411,600		Alfa SA de CV	814,387	0.2
248,300		Alliance Global Group, Inc.	84,632	0.0
354,630		Arabtec Holding Co.	119,130	0.0
92,765		Ashok Leyland Ltd.	122,727	0.0
344,000		AviChina Industry & Technology Co. Ltd.	268,794	0.1
34,375		Barloworld Ltd.	138,272	0.0
226,000		Beijing Capital International Airport Co., Ltd.	242,736	0.1
81,000		Beijing Enterprises Holdings Ltd.	488,290	0.1

See Accompanying Notes to Financial Statements

9

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
92,996		Bharat Heavy Electricals Ltd.	236,753	0.1
46,595		Bidvest Group Ltd.	988,988	0.2
671,400		BTS Group Holdings PCL	169,434	0.0
65,000	@	CAR, Inc.	107,110	0.0
427,000		China Airlines Ltd.	155,630	0.0
653,000		China Communications Construction Co., Ltd.	661,625	0.1
180,000		China Conch Venture Holdings Ltd.	372,391	0.1
414,500	L	China COSCO Holdings Co., Ltd.	187,230	0.0
370,000		China Everbright International Ltd.	473,111	0.1
71,600		China International Marine Containers Group Co. Ltd.	130,336	0.0
181,556		China Merchants Holdings International Co., Ltd.	574,238	0.1
291,500		China Railway Construction Corp. Ltd.	358,769	0.1
596,000		China Railway Group Ltd.	449,497	0.1
563,000	L	China Shipping Container Lines Co., Ltd.	155,691	0.0
280,000		China Southern Airlines Co., Ltd.	215,852	0.0
288,000		China State Construction International Holdings Ltd.	498,042	0.1
130,600		CCR SA	414,289	0.1
644,000		Citic Pacific Ltd.	1,135,528	0.2
2,227		CJ Corp.	473,031	0.1
5,848		Container Corp. Of India Ltd.	115,907	0.0
284,000		COSCO Pacific Ltd.	312,182	0.1
659,000	@,L	CRRC Corp. Ltd	809,556	0.2
4,225		Daelim Industrial Co., Ltd.	238,568	0.1
7,384		Daewoo International Corp.	101,682	0.0
652,542		Dialog Group BHD	242,525	0.1
739,550		DMCI Holdings, Inc.	216,251	0.0
754		Doosan Corp.	56,655	0.0
7,483		Doosan Heavy Industries and Construction Co. Ltd.	130,209	0.0
25,081		DP World Ltd.	508,764	0.1
1,732		Eicher Motors Ltd.	439,669	0.1
103,100		Embraer SA	786,752	0.1
67,621		Enka Insaat Ve Sanayi AS	104,730	0.0
319,449		Eva Airways Corp.	180,402	0.0
202,620		Evergreen Marine Corp.	81,485	0.0
511,685		Far Eastern New Century Corp.	399,751	0.1
283,300		Gamuda BHD	306,878	0.1
2,833		Glovis Co. Ltd.	461,588	0.1
47,600		Grupo Aeroportuario del Pacifico SA de CV	419,947	0.1
32,430		Grupo Aeroportuario del Sureste SA de CV	458,926	0.1
84,300		Grupo Carso SAB de CV	347,188	0.1
8,067		GS Engineering & Construction Corp.	133,659	0.0
94,000		Haitian International Holdings Ltd.	136,381	0.0
17,100		HAP Seng Consolidated Bhd	25,763	0.0
33,875		Hiwin Technologies Corp.	132,632	0.0
8,806		Hyundai Development Co-Engineering & Construction	287,764	0.1
11,441		Hyundai Engineering & Construction Co. Ltd.	274,656	0.1
6,056	@	Hyundai Heavy Industries	447,620	0.1
499,800		IJM Corp. Bhd	392,950	0.1
22,516		Industries Qatar QSC	684,806	0.1
90,290		International Container Terminal Services, Inc.	134,488	0.0
249,400		Jasa Marga Persero Tbk PT	93,824	0.0
381,000		JG Summit Holdings, Inc.	592,910	0.1
188,000		Jiangsu Expressway Co. Ltd.	252,317	0.1
847		KCC Corp.	298,796	0.1
3,453		KEPCO Plant Service & Engineering Co. Ltd.	261,198	0.1
93,490		KOC Holding AS	350,142	0.1
6,824		Korea Aerospace Industries Ltd	450,471	0.1
928		Korea Express Co., Ltd.	150,340	0.0
5,700		Korean Air Lines Co. Ltd.	133,805	0.0
46,152	@	Lan Airlines SA	242,419	0.0
13,314		Larsen & Toubro Ltd.	255,914	0.1
31,720	L	Larsen & Toubro Ltd. GDR	612,726	0.1
14,208		LG Corp.	854,078	0.2
25,710		Localiza Rent a Car SA	161,295	0.0
149,400		Malaysia Airports Holdings Bhd	194,572	0.0
177,300		MISC Bhd	385,455	0.1
117,838		Adani Ports & Special Economic Zone, Ltd.	463,311	0.1
115,800	@	OHL Mexico SAB de CV	121,212	0.0
39,800		Promotora y Operadora de Infraestructura SAB de CV	468,169	0.1
2,849		S-1 Corp.	242,246	0.0
11,177		Samsung C&T Corp.	1,319,300	0.3
23,538		Samsung Heavy Industries Co., Ltd.	214,404	0.0
480,000		Shanghai Electric Group Co., Ltd.	252,832	0.1
91,000		Shanghai Industrial Holdings Ltd.	237,563	0.1
11,677		Siemens India Ltd.	211,298	0.0
473,100		Sime Darby Bhd	850,082	0.2
190,000		Sinopec Engineering Group Co. Ltd.	161,621	0.0
260,000		Sinotrans Ltd.	138,401	0.0
13,724		SK Networks Co. Ltd.	63,665	0.0
25,298		SM Investments Corp.	462,131	0.1
27,777		TAV Havalimanlari Holding AS	173,147	0.0
316,000		Teco Electric and Machinery Co. Ltd.	251,799	0.1
84,156		Turk Hava Yollari	212,863	0.0

See Accompanying Notes to Financial Statements

10

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
262,400		United Tractors Tbk PT	319,502	0.1
89,980		Weg S.A.	340,019	0.1
157,000		Weichai Power Co. Ltd.	172,898	0.0
190,800		Westports Holdings Bhd	182,563	0.0
116,000		ENN Energy Holdings Ltd.	615,335	0.1
216,000		Zhejiang Expressway Co., Ltd.	258,086	0.1
78,000		Zhuzhou CSR Times Electric Co., Ltd.	449,792	0.1
			34,290,686	6.7

		Information Technology: 20.3%
4,026	@,L	58.com, Inc. ADR	265,555	0.1
109,000		AAC Technologies Holdings, Inc.	709,083	0.1
481,462		Acer, Inc.	176,371	0.0
927,000		Advanced Semiconductor Engineering, Inc.	1,064,865	0.2
47,269		Advantech Co. Ltd.	302,701	0.1
74,121	@	Alibaba Group Holding Ltd. ADR	6,023,814	1.2
103,000		Asustek Computer, Inc.	850,458	0.2
1,304,000		AU Optronics Corp.	384,438	0.1
20,390	@	Baidu, Inc. ADR	3,854,526	0.8
98,000		Catcher Technology Co., Ltd.	816,969	0.2
81,559		Chicony Electronics Co. Ltd.	178,401	0.0
1,304,439		InnoLux Display Corp.	392,076	0.1
133,220		Cielo SA	1,131,086	0.2
650,000		Compal Electronics, Inc.	363,740	0.1
4,296		Daum Kakao Corp.	420,896	0.1
66,100		Delta Electronics Thailand PCL-Foreign	139,673	0.0
294,703		Delta Electronics, Inc.	1,386,160	0.3
131,544		Foxconn Technology Co., Ltd.	277,100	0.1
1,510,000	@,L	GCL Poly Energy Holdings Ltd.	224,512	0.0
1,908,000	L	Hanergy Thin Film Power Group Ltd.	110,786	0.0
84,326		HCL Technologies Ltd.	1,087,548	0.2
6,000		Hermes Microvision, Inc.	215,806	0.0
2,124,512		Hon Hai Precision Industry Co., Ltd.	5,199,314	1.0
108,000		HTC Corp.	255,181	0.1
85,446		SK Hynix, Inc.	2,207,323	0.4
56,220		Infosys Ltd.	936,824	0.2
212,983		Infosys Ltd. ADR	3,567,465	0.7
343,000		Inotera Memories, Inc.	289,320	0.1
368,000		Inventec Co., Ltd.	239,905	0.1
114,000		Kingsoft Corp. Ltd	276,830	0.1
15,000		Largan Precision Co. Ltd.	1,026,372	0.2
992,000		Lenovo Group Ltd.	1,001,120	0.2
34,440		LG Display Co., Ltd.	713,333	0.1
2,161		LG Innotek Co. Ltd.	179,630	0.0
334,947		Lite-On Technology Corp.	323,018	0.1
222,820		MediaTek, Inc.	1,685,299	0.3
2,191		NCSoft Corp.	394,984	0.1
5,752	@	Neteasecom ADR	1,042,492	0.2
4,207		NAVER Corp.	2,345,989	0.5
90,000		Novatek Microelectronics Corp., Ltd.	350,377	0.1
278,000		Pegatron Corp.	604,641	0.1
21,000		Phison Electronics Corp.	147,482	0.0
103,000		Powertech Technology, Inc.	203,094	0.0
5,331	@,L	Qihoo 360 Technology Co. Ltd. ADR	388,150	0.1
377,000		Quanta Computer, Inc.	604,801	0.1
72,340		Radiant Opto-Electronics Corp.	164,622	0.0
75,760		Realtek Semiconductor Corp.	180,352	0.0
8,198		Samsung SDI Co., Ltd.	788,114	0.2
4,660		Samsung SDS Co. Ltd.	1,002,305	0.2
9,197		Samsung Electro-Mechanics Co. Ltd.	488,657	0.1
16,327		Samsung Electronics Co., Ltd.	17,414,089	3.4
3,940,000		Semiconductor Manufacturing International Corp.	400,679	0.1
331,000		Siliconware Precision Industries Co.	522,708	0.1
40,000		Simplo Technology Co. Ltd.	127,037	0.0
5,298		SK C&C Co. Ltd.	1,079,442	0.2
64,019		SONDA SA	113,454	0.0
17,110	@	SouFun Holdings Ltd. ADR ADR	126,443	0.0
210,000		Synnex Technology International Corp.	203,747	0.0
3,645,000		Taiwan Semiconductor Manufacturing Co., Ltd.	15,725,409	3.1
70,723		Tata Consultancy Services Ltd.	2,600,030	0.5
34,203		Tech Mahindra Ltd.	268,540	0.1
768,900		Tencent Holdings Ltd.	15,055,051	3.0
21,000		Totvs S.A.	164,709	0.0
125,000		Travelsky Technology Ltd.	204,663	0.0
1,797,000		United Microelectronics Corp.	656,690	0.1
142,000		Vanguard International Semiconductor Corp.	183,380	0.0
41,345		Wipro Ltd.	348,464	0.1
36,298	@,L	Wipro Ltd. ADR	418,879	0.1
361,848		Wistron Corp.	203,010	0.0
227,000		WPG Holdings Ltd	215,495	0.0
8,564	@	Youku.com, Inc. ADR	232,341	0.0
415	@,L	YY, Inc. ADR	25,925	0.0
46,000		Zhen Ding Technology Holding Ltd.	104,882	0.0
115,240		ZTE Corp.	261,605	0.1
			103,640,230	20.3

		Materials: 5.9%
5,540		ACC Ltd.	113,609	0.0
254,000		Alrosa PAO	194,629	0.0
634,000		Aluminum Corp. of China Ltd.	208,118	0.0
109,698		Ambuja Cements Ltd.	335,466	0.1
7,928		Anglo American Platinum Ltd.	95,483	0.0
61,583		AngloGold Ashanti Ltd.	422,349	0.1
179,500		Anhui Conch Cement Co., Ltd.	479,817	0.1

See Accompanying Notes to Financial Statements

11

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Materials: (continued)
345,356		Asia Cement Corp.	287,371	0.1
43,881		Asian Paints Ltd.	584,570	0.1
14,600		Braskem SA	101,928	0.0
71,321		Cementos Argos SA	218,378	0.1
1,964,719		Cemex SA de CV	1,075,012	0.2
440,000	L	China National Building Material Co., Ltd.	209,313	0.0
1,758,535	@	China Steel Corp.	958,714	0.2
34,749	@	Cia de Minas Buenaventura SAA ADR	148,726	0.0
79,100		Cia Siderurgica Nacional S.A.	79,975	0.0
182,167		Empresas CMPC SA	393,072	0.1
199,980		Eregli Demir ve Celik Fabrikalari TAS	208,103	0.0
38,600		Fibria Celulose SA	506,276	0.1
479,600		Formosa Chemicals & Fibre Co.	1,075,844	0.2
616,600		Formosa Plastics Corp.	1,439,408	0.3
322,468	@	Fosun International	501,080	0.1
120,226		Gold Fields Ltd.	328,785	0.1
45,162		Grupo Argos SA/Colombia	230,469	0.1
538,800		Grupo Mexico SA de CV Series B	1,150,161	0.2
16,206		Hanwha Chemical Corp.	369,238	0.1
6,748		Hanwha Corp.	223,734	0.0
175,936		Hindalco Industries Ltd	224,281	0.0
2,396		Lotte Chemical Corp.	488,897	0.1
3,451		Hyosung Corp.	341,316	0.1
11,467		Hyundai Steel Co.	483,215	0.1
88,267		Impala Platinum Holdings Ltd.	142,791	0.0
217,500		Indocement Tunggal Prakarsa TBK PT	348,785	0.1
250,800		Indorama Ventures PCL	146,868	0.0
18,305		Industrias Penoles SAB de CV	188,228	0.0
202,000		Jiangxi Copper Co., Ltd.	238,424	0.1
14,355		Jsw Steel Ltd.	223,218	0.0
21,842		KGHM Polska Miedz SA	352,316	0.1
84,800		Klabin SA	502,638	0.1
1,265		Korea Zinc Co., Ltd.	503,848	0.1
1,665		Kumho Petrochemical Co. Ltd	72,987	0.0
48,700		Lafarge Malaysia Bhd	100,723	0.0
6,905		LG Chem Ltd.	1,906,354	0.4
163,800		Mexichem SA de CV	365,911	0.1
8,085		MMC Norilsk Nickel OJSC	1,013,337	0.2
16,149		Mondi Ltd.	319,576	0.1
704,890		Nan Ya Plastics Corp.	1,302,223	0.3
261,000		Nine Dragons Paper Holdings Ltd.	153,265	0.0
2,662		OCI Co. Ltd	167,839	0.0
431,000		Petronas Chemicals Group Bhd	728,027	0.1
10,211		POSCO	1,430,370	0.3
265,300		PTT Global Chemical PCL	366,793	0.1
88,152		Sappi Ltd.	370,381	0.1
433,100		Semen Gresik Persero Tbk PT	354,878	0.1
102,812		Sesa Goa Ltd.	139,131	0.0
30,431		Severstal PAO	254,078	0.1
1,243	@	Shree Cement Ltd	215,415	0.0
60,000		Siam Cement PCL - Foreign Reg	757,249	0.2
566,000		Sinopec Shanghai Petrochemical Co. Ltd.	223,857	0.0
14,838		Sociedad Quimica y Minera de Chile SA	278,684	0.1
24,791	@,L	Southern Copper Corp.	647,541	0.1
58,800		Suzano Papel e Celulose	277,781	0.1
57,521		Synthos SA	55,653	0.0
476,000		Taiwan Cement Corp.	394,059	0.1
135,000		Taiwan Fertilizer Co., Ltd.	176,107	0.0
47,500		Tata Steel Ltd.	185,272	0.0
8,387		Titan Cement Co. SA	160,180	0.0
5,374		Ultratech Cement Ltd	225,291	0.0
47,265		UPL Ltd.	311,269	0.1
49,471	@,L	Vale SA ADR	126,151	0.0
189,400		Vale SA	623,793	0.1
7,860	@	Vedanta Ltd. ADR	43,702	0.0
7,700		Zaklady Azotowe w Tarnowie-Moscicach SA	195,314	0.0
904,000	L	Zijin Mining Group Co., Ltd.	236,657	0.1
			30,304,301	5.9

		Telecommunication Services: 6.7%
158,100		Advanced Info Service PCL	665,227	0.1
388,000		Alibaba Health Information Technology Ltd.	266,688	0.1
42,880	@	America Movil SAB de CV ADR	602,893	0.1
3,807,500		America Movil SAB de CV	2,677,589	0.5
229,000		Asia Pacific Telecom Co. Ltd.	80,777	0.0
383,100		Axiata Group Bhd	570,910	0.1
177,701		Bharti Airtel Ltd.	910,531	0.2
75,063		Bharti Infratel Ltd.	484,299	0.1
392,000		China Communications Services Corp., Ltd.	146,632	0.0
910,000		China Mobile Ltd.	10,243,056	2.0
2,116,000		China Telecom Corp., Ltd.	987,044	0.2
908,000		China Unicom Hong Kong Ltd.	1,096,867	0.2
560,000		Chunghwa Telecom Co., Ltd.	1,686,999	0.3
516,600		Digi.Com BHD	648,615	0.1
231,890		Emirates Telecommunications Group Co. PJSC	1,016,452	0.2
18,852		Empresa Nacional de Telecomunicaciones SA	168,712	0.0
236,000		Far EasTone Telecommunications Co., Ltd.	485,028	0.1
5,280		Globe Telecom, Inc.	207,414	0.1
38,154		Hellenic Telecommunications Organization S.A.	381,849	0.1
160,284		Idea Cellular Ltd.	346,840	0.1
3,993		KT Corp.	95,685	0.0
33,766		LG Uplus Corp.	298,163	0.1
279,000		Maxis Bhd	440,838	0.1
14,177	@	MegaFon PJSC GDR	164,923	0.0

See Accompanying Notes to Financial Statements

12

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Telecommunication Services: (continued)
78,308	@	Mobile TeleSystems PJSC ADR	483,943	0.1
246,407		MTN Group Ltd.	2,122,638	0.4
13,314		Ooredoo QSC	274,173	0.1
280,463		Global Telecom Holding	74,518	0.0
14,965		Philippine Long Distance Telephone Co.	654,241	0.1
143,278	@	Reliance Communications Ltd.	190,613	0.0
133,454		Rostelecom OJSC	165,261	0.0
23,881		Sistema JSFC GDR	140,594	0.0
1,363		SK Telecom Co., Ltd.	249,454	0.1
252,000		Taiwan Mobile Co., Ltd.	765,291	0.2
177,000		Telekom Malaysia BHD	278,915	0.1
107,726		Orange Polska SA	180,154	0.0
7,503,700		Telekomunikasi Indonesia Persero Tbk PT	1,680,658	0.3
31,561		Telkom SA Ltd.	131,127	0.0
127,300		Tim Participacoes SA	220,734	0.1
314,100	@	Tower Bersama Infrastructure Tbk PT	132,870	0.0
1,319,802	@	True Corp. PCL	244,274	0.1
61,898		Turk Telekomunikasyon AS	115,764	0.0
127,130		Turkcell Iletisim Hizmet AS	430,942	0.1
55,644		Vodacom Group Pty Ltd.	548,411	0.1
54,910		Vodafone Qatar	190,771	0.1
409,600		XL Axiata Tbk PT	107,809	0.0
			34,057,186	6.7

		Utilities: 2.9%
224,900	@	Aboitiz Power Corp.	199,306	0.0
361,836		AES Gener SA	160,573	0.0
449,189		Aguas Andinas SA	230,490	0.1
636,000		Beijing Enterprises Water Group Ltd.	443,600	0.1
24,287		CEZ AS	433,135	0.1
1,292,000	#	CGN Power Co. Ltd.	481,040	0.1
264,000		China Gas Holdings Ltd.	379,336	0.1
471,000		China Longyuan Power Group Corp.	354,182	0.1
456,000		China Power International Development Ltd.	262,489	0.1
140,000		China Resources Gas Group Ltd.	417,243	0.1
282,000		China Resources Power Holdings Co.	545,588	0.1
52,800		Cia de Saneamento Basico do Estado de Sao Paulo	252,639	0.1
16,700		Cia Paranaense de Energia	102,574	0.0
1,147,867		Colbun SA	274,104	0.1
27,134		CPFL Energia S.A.	104,112	0.0
382,000		Datang International Power Generation Co., Ltd.	115,644	0.0
29,100		EDP - Energias do Brasil S.A.	88,560	0.0
30,800		Centrais Eletricas Brasileiras SA	81,277	0.0
486,472		Empresa Nacional de Electricidad S.A.	603,222	0.1
30,346		Enea SA	87,079	0.0
35,465		Energa SA	114,170	0.0
1,698,100		Energy Development Corp.	223,044	0.0
2,911,603		Enersis SA	702,958	0.1
20,000		Equatorial Energia SA	173,093	0.0
60,377		GAIL India Ltd.	341,393	0.1
78,800		Glow Energy PCL	160,932	0.0
432,000		Guangdong Investment Ltd.	610,083	0.1
226,000		Huadian Power International Co.	146,239	0.0
516,000		Huaneng Power International, Inc.	441,846	0.1
590,000		Huaneng Renewables Corp. Ltd.	175,096	0.0
58,725		Interconexion Electrica SA ESP	136,523	0.0
38,168		Korea Electric Power Corp.	1,617,072	0.3
4,431		Korea Gas Corp.	138,256	0.0
176,938		NTPC Ltd.	390,163	0.1
1,683,100		Perusahaan Gas Negara PT	331,848	0.1
102,500		Petronas Gas BHD	542,187	0.1
126,568		PGE Polska Grupa Energetyczna SA	410,343	0.1
4,890		Qatar Electricity & Water Co.	290,653	0.1
17,099,910	@	RusHydro JSC	159,120	0.0
173,025		Tata Power Co. Ltd.	176,737	0.0
174,955		Tauron Polska Energia SA	128,182	0.0
510,800		Tenaga Nasional BHD	1,581,534	0.3
23,800		Tractebel Energia S.A.	201,469	0.1
685,300		YTL Corp. Bhd	250,040	0.1
171,295		YTL Power International	58,936	0.0
			15,118,110	2.9

	Total Common Stock
	(Cost $592,459,913)		495,897,658	97.0

PREFERRED STOCK: 2.5%
		Consumer Discretionary: 0.2%
3,779		Hyundai Motor Co.	330,428	0.0
5,772		Hyundai Motor Co.- Series 2	513,751	0.1
88,450		Lojas Americanas SA	433,726	0.1
			1,277,905	0.2

		Consumer Staples: 0.1%
1,447		Amorepacific Corp.	281,979	0.1

		Energy: 0.3%
241		AK Transneft OAO	639,937	0.1
520,100	@	Petroleo Brasileiro SA	880,802	0.2
			1,520,739	0.3

		Financials: 0.9%
292,280		Banco Bradesco SA	1,424,369	0.3
11,954		Grupo de Inversiones Suramericana SA	131,044	0.0
358,373		Itau Unibanco Holding S.A.	2,385,077	0.4
505,209		Investimentos Itau SA	878,569	0.2
			4,819,059	0.9

See Accompanying Notes to Financial Statements

13

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	Information Technology: 0.6%
3,062	Samsung Electronics Co., Ltd.	2,830,476	0.6

	Materials: 0.2%
134,500	Gerdau SA	158,085	0.1
1,171	LG Chem Ltd.	244,647	0.0
238,700	Vale SA	618,433	0.1
		1,021,165	0.2

	Telecommunication Services: 0.1%
56,400	Telefonica Brasil SA	509,649	0.1

	Utilities: 0.1%
122,059	Cia Energetica de Minas Gerais	189,124	0.1
22,800	Cia Energetica de Sao Paulo	77,225	0.0
		266,349	0.1

	Total Preferred Stock
	(Cost $24,927,229)	12,527,321	2.5

RIGHTS: 0.0%
	Financials: 0.0%
3,596	@ Banco Bradesco SA	1,742	0.0
9,574	@ Banco Bradesco SA	6,193	0.0
7,498	@ BNK Financial Group, Inc.	8,505	0.0

	Total Rights
	(Cost $–)	16,440	0.0

	Total Long-Term Investments
	(Cost $617,387,142)	508,441,419	99.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
	Securities Lending Collateralcc: 1.8%
2,174,882	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $2,174,963, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $2,218,379, due 01/15/16-04/01/51)	2,174,882	0.4
2,174,882	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.28%, due 01/04/16 (Repurchase Amount $2,174,949, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $2,218,386, due 01/15/16-11/15/43)	2,174,882	0.5
2,174,882	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $2,174,956, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $2,218,380, due 11/15/42-02/20/45)	2,174,882	0.4
2,174,882	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $2,174,961, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,218,380, due 01/15/16-10/20/65)	2,174,882	0.4
457,793	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $457,808, collateralized by various U.S. Government Securities, 0.074%-3.250%, Market Value plus accrued interest $466,951, due 07/31/16-11/15/23)	457,793	0.1
		9,157,321	1.8

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.6%
2,928,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $2,928,000)	2,928,000	0.6

	Total Short-Term Investments
	(Cost $12,085,321)	12,085,321	2.4

	Total Investments in Securities (Cost $629,472,463)	$520,526,740	101.9
	Liabilities in Excess of Other Assets	(9,554,168)	(1.9)
	Net Assets	$510,972,572	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

See Accompanying Notes to Financial Statements

14

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $645,444,351.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$34,283,361
Gross Unrealized Depreciation	(159,200,972)

Net Unrealized Depreciation	$(124,917,611)

See Accompanying Notes to Financial Statements

15

Voya FTSE 100 Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.0%
		Consumer Discretionary: 10.9%
141,884		Barratt Developments PLC	1,307,428	0.4
17,937		Berkeley Group Holdings PLC	975,124	0.3
149,409		Sky PLC	2,449,239	0.7
63,125		Burberry Group PLC	1,110,629	0.3
26,001		Carnival PLC	1,481,184	0.4
234,764		Compass Group PLC	4,068,067	1.2
141,758		Dixons Carphone PLC	1,043,215	0.3
244,173		GKN PLC	1,108,031	0.3
33,683		InterContinental Hotels Group PLC	1,312,923	0.4
533,409		ITV PLC	2,171,708	0.6
332,315		Kingfisher PLC	1,609,572	0.5
234,445		Marks & Spencer Group PLC	1,560,990	0.5
101,110	#	Merlin Entertainments PLC	677,953	0.2
20,980		Next PLC	2,252,654	0.7
115,855		Pearson PLC	1,252,453	0.4
43,581		Persimmon PLC	1,300,175	0.4
159,408		Relx PLC	2,811,323	0.8
35,823		Sports Direct International PLC	304,429	0.1
460,307		Taylor Wimpey PLC	1,376,033	0.4
67,149		TUI AG - TUI - GBP	1,198,959	0.3
25,999		Whitbread PLC	1,685,175	0.5
184,661		WPP PLC	4,247,557	1.2
			37,304,821	10.9

		Consumer Staples: 18.2%
49,653		Associated British Foods PLC	2,443,297	0.7
265,593		British American Tobacco PLC	14,749,537	4.3
28,126		Coca-Cola HBC AG	598,965	0.2
358,878		Diageo PLC	9,800,212	2.9
137,273		Imperial Tobacco Group PLC	7,250,481	2.1
201,219	L	J Sainsbury PLC	766,287	0.2
90,582		Reckitt Benckiser Group PLC	8,381,271	2.5
134,700		SABMiller PLC	8,058,345	2.4
1,157,399	@	Tesco PLC	2,543,140	0.7
171,901		Unilever PLC	7,373,249	2.2
			61,964,784	18.2

		Energy: 12.1%
484,922		BG Group PLC	7,029,393	2.1
2,598,535		BP PLC	13,503,847	4.0
561,657		Royal Dutch Shell PLC - Class A	12,721,135	3.7
345,906		Royal Dutch Shell PLC - Class B	7,883,566	2.3
			41,137,941	12.1

		Financials: 23.1%
137,299		3i Group PLC	972,606	0.3
140,837		Aberdeen Asset Management PLC	600,142	0.2
28,236		Admiral Group PLC	689,968	0.2
576,417		Aviva PLC	4,375,305	1.3
2,386,169		Barclays PLC	7,680,574	2.2
145,940		British Land Co. PLC	1,688,663	0.5
133,570		Capital Shopping Centres Group PLC	624,032	0.2
195,916		Direct Line Insurance Group PLC	1,174,349	0.3
111,747		Hammerson PLC	987,890	0.3
31,089		Hargreaves Lansdown PLC	690,199	0.2
2,780,712		HSBC Holdings PLC	21,951,670	6.4
112,092		Land Securities Group PLC	1,943,130	0.6
846,046		Legal & General Group PLC	3,338,435	1.0
9,119,911		Lloyds Banking Group Plc	9,813,037	2.9
44,459		London Stock Exchange Group PLC	1,798,737	0.5
696,351		Old Mutual PLC	1,831,874	0.5
20,828		Provident Financial PLC	1,032,714	0.3
363,574		Prudential PLC	8,191,185	2.4
461,745		Royal Bank of Scotland Group PLC	2,052,497	0.6
144,708		RSA Insurance Group PLC	908,243	0.3
16,103		Schroders PLC	705,299	0.2
73,847		St. James's Place PLC	1,094,543	0.3
382,452		Standard Chartered PLC	3,173,282	0.9
278,693		Standard Life PLC	1,595,948	0.5
			78,914,322	23.1

		Health Care: 10.2%
179,808		AstraZeneca PLC	12,145,626	3.5
692,722		GlaxoSmithKline PLC	13,990,186	4.1
19,181		Hikma Pharmaceuticals PLC	650,230	0.2
83,757		Shire PLC	5,746,385	1.7
127,761		Smith & Nephew PLC	2,276,979	0.7
			34,809,406	10.2

		Industrials: 6.8%
71,717		Ashtead Group PLC	1,180,314	0.3
71,556		Babcock International Group	1,070,853	0.3
450,659		BAE Systems PLC	3,318,004	1.0
47,307		Bunzl PLC	1,312,509	0.4
94,309		Capita Group PLC	1,678,004	0.5
12,570		DCC PLC	1,050,129	0.3
35,399		easyJet PLC	907,883	0.3
138,715		Experian PLC	2,451,720	0.7
261,085		International Consolidated Airlines Group SA	2,347,447	0.7
22,904		Intertek Group PLC	936,930	0.3
25,517,899	@	Rolls-Royce Holdings PLC	37,619	0.0
261,971	@	Rolls-Royce Holdings PLC	2,219,018	0.7
129,661		Royal Mail PLC	849,269	0.2
55,860		Smiths Group PLC	772,487	0.2
35,175		Travis Perkins PLC	1,020,449	0.3
37,088		Wolseley PLC	2,014,368	0.6
			23,167,003	6.8

See Accompanying Notes to Financial Statements

16

Voya FTSE 100 Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: 1.5%
201,113	ARM Holdings PLC	3,065,388	0.9
153,460	Sage Group PLC	1,363,510	0.4
148,184	#,@ Worldpay Group PLC	671,310	0.2
		5,100,208	1.5

	Materials: 5.4%
186,182	Anglo American PLC	816,825	0.2
50,570	Antofagasta PLC	347,863	0.1
300,937	BHP Billiton PLC	3,356,015	1.0
116,098	CRH PLC - London	3,361,256	1.0
24,149	Fresnillo PLC	251,082	0.1
1,661,329	Glencore PLC	2,201,488	0.7
29,198	Johnson Matthey PLC	1,142,170	0.3
52,327	Mondi PLC	1,025,654	0.3
13,229	Randgold Resources Ltd.	815,000	0.2
175,109	Rio Tinto PLC	5,098,376	1.5
		18,415,729	5.4

	Telecommunication Services: 6.3%
1,192,482	BT Group PLC	8,280,139	2.4
63,822	Inmarsat PLC	1,069,946	0.3
3,785,290	Vodafone Group PLC	12,274,885	3.6
		21,624,970	6.3

	Utilities: 4.5%
719,841	Centrica PLC	2,311,404	0.7
537,455	National Grid PLC	7,412,401	2.2
140,690	SSE PLC	3,159,038	0.9
33,923	Severn Trent PLC	1,084,409	0.3
97,146	United Utilities Group PLC	1,337,641	0.4
		15,304,893	4.5

	Total Common Stock
	(Cost $323,252,583)	337,744,077	99.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.2%
	Securities Lending Collateralcc: 0.2%
571,416	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $571,439, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $582,844, due 03/31/21-02/15/44)
	(Cost $571,416)	571,416	0.2

	Total Short-Term Investments
	(Cost $571,416)	571,416	0.2

	Total Investments in Securities (Cost $323,823,999)	$338,315,493	99.2
	Assets in Excess of Other Liabilities	2,813,215	0.8
	Net Assets	$341,128,708	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $328,429,142.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$70,406,223
Gross Unrealized Depreciation	(60,519,872)

Net Unrealized Appreciation	$9,886,351

See Accompanying Notes to Financial Statements

17

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.0%
		Consumer Discretionary: 12.7%
21,379		Accor S.A.	925,928	0.1
23,174		Adidas AG	2,249,259	0.2
21,411		Aisin Seiki Co., Ltd.	921,495	0.1
39,972	@	Altice NV - A	574,292	0.0
10,208	@	Altice NV - B	148,787	0.0
48,024		Aristocrat Leisure Ltd.	354,603	0.0
18,849	L	Asics Corp.	391,070	0.0
95,669		Barratt Developments PLC	881,568	0.1
36,722		Bayerische Motoren Werke AG	3,868,739	0.3
7,037		Benesse Holdings, Inc.	202,652	0.0
71,043		Bridgestone Corp.	2,436,876	0.2
117,286		Sky PLC	1,922,652	0.1
50,405		Burberry Group PLC	886,832	0.1
21,011		Carnival PLC	1,196,921	0.1
23,987	@,L	Casio Computer Co., Ltd.	560,738	0.0
6,321		Christian Dior S.A.	1,073,706	0.1
57,761		Cie Financiere Richemont SA	4,134,125	0.3
21,089		Cie Generale des Etablissements Michelin	2,007,316	0.2
183,564		Compass Group PLC	3,180,857	0.2
12,295		Continental AG	2,974,299	0.2
43,281		Crown Ltd.	391,183	0.0
16,911		Daihatsu Motor Co., Ltd.	228,130	0.0
106,861		Daimler AG	8,928,712	0.7
53,267		Denso Corp.	2,545,390	0.2
24,703	@	Dentsu, Inc.	1,351,556	0.1
116,139		Dixons Carphone PLC	854,682	0.1
13,642		Don Quijote Holdings Co. Ltd.	479,090	0.0
4,580	@	Dufry Group	544,939	0.0
27,826		Electrolux AB	671,369	0.1
18,209		Eutelsat Communications	545,189	0.0
5,942		Fast Retailing Co., Ltd.	2,078,580	0.2
101,133	@	Fiat Chrysler Automobiles NV	1,404,528	0.1
6,299	L	Flight Centre Ltd.	181,667	0.0
64,335		Fuji Heavy Industries Ltd.	2,650,362	0.2
272,159		Galaxy Entertainment Group Ltd.	852,762	0.1
732,812		Genting International PLC	395,408	0.0
192,785		GKN PLC	874,838	0.1
3,100		Hakuhodo DY Holdings, Inc.	33,541	0.0
103,918		Hennes & Mauritz AB	3,696,393	0.3
2,946		Hermes International	995,827	0.1
180,042		Honda Motor Co., Ltd.	5,754,419	0.4
7,801		Hugo Boss AG	643,657	0.1
47,890		Husqvarna AB - B Shares	316,045	0.0
18,391		Iida Group Holdings Co. Ltd.	340,859	0.0
122,455		Industria de Diseno Textil SA	4,206,857	0.3
28,012		InterContinental Hotels Group PLC	1,091,874	0.1
40,766		Isetan Mitsukoshi Holdings Ltd.	531,631	0.0
65,668		Isuzu Motors Ltd.	707,418	0.1
436,163		ITV PLC	1,775,783	0.1
29,152		J Front Retailing Co., Ltd.	423,801	0.0
12,070		Jardine Cycle & Carriage Ltd.	295,078	0.0
7,986		JC Decaux SA	306,143	0.0
2,812		Kabel Deutschland Holding AG	347,465	0.0
265,877		Kingfisher PLC	1,287,779	0.1
11,500		Koito Manufacturing Co., Ltd.	471,585	0.0
13,879		Lagardere SCA	414,171	0.0
668,194		Li & Fung Ltd.	451,891	0.0
18,822		Luxottica Group S.p.A.	1,226,544	0.1
30,994		LVMH Moet Hennessy Louis Vuitton SE	4,868,261	0.4
184,112		Marks & Spencer Group PLC	1,225,861	0.1
28,519		Marui Group Co., Ltd.	464,079	0.0
61,066		Mazda Motor Corp.	1,260,082	0.1
46,504	#	Merlin Entertainments PLC	311,814	0.0
106,068		MGM China Holdings Ltd.	131,829	0.0
73,415		Mitsubishi Motors Corp.	621,130	0.1
20,693		Namco Bandai Holdings, Inc.	437,184	0.0
16,840		Next PLC	1,808,136	0.1
20,985		NGK Spark Plug Co., Ltd.	552,503	0.0
38,569		Nikon Corp.	516,573	0.0
273,092		Nissan Motor Co., Ltd.	2,859,476	0.2
8,406		Nitori Co., Ltd.	705,952	0.1
7,600		NOK Corp.	177,542	0.0
12,178		Nokian Renkaat OYJ	434,772	0.0
11,300		Numericable-SFR	410,508	0.0
22,480		Oriental Land Co., Ltd.	1,359,960	0.1
246,131		Panasonic Corp.	2,495,156	0.2
12,570		Pandora A/S	1,584,874	0.1
92,868		Pearson PLC	1,003,951	0.1
35,921		Persimmon PLC	1,071,650	0.1
47,690		Peugeot S.A.	835,959	0.1
8,589		Kering	1,468,512	0.1
25,593		ProSiebenSat.1 Media AG	1,291,207	0.1
21,915		Publicis Groupe	1,457,253	0.1
92,970		Rakuten, Inc.	1,070,806	0.1
5,999		REA Group Ltd.	238,688	0.0
116,498		Relx NV	1,962,104	0.2
127,446		Relx PLC	2,247,641	0.2
21,256		Renault S.A.	2,127,641	0.2
4,266		Rinnai Corp.	377,983	0.0
4,449		RTL Group SA	373,173	0.0
2,200		Ryohin Keikaku Co., Ltd.	445,525	0.0
279,202		Sands China Ltd.	946,549	0.1
5,288		Sankyo Co., Ltd.	197,389	0.0
5,380	L	Sanrio Co., Ltd.	126,394	0.0
6,507	@	Schibsted ASA	207,377	0.0
7,332		Schibsted ASA	241,052	0.0
20,410		Sega Sammy Holdings, Inc.	190,902	0.0

See Accompanying Notes to Financial Statements

18

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Consumer Discretionary: (continued)
51,519		Sekisui Chemical Co., Ltd.	672,646	0.1
65,585		Sekisui House Ltd.	1,102,730	0.1
169	@	SES S.A. - France	4,687	0.0
35,495		SES S.A. - Luxembourg	983,561	0.1
127,385		Shangri-La Asia Ltd.	124,033	0.0
2,661		Shimamura Co., Ltd.	311,627	0.0
8,655		Shimano, Inc.	1,329,049	0.1
202,327		Singapore Press Holdings Ltd.	560,808	0.0
208,365		SJM Holdings Ltd.	147,657	0.0
10,710		Sodexo SA	1,046,340	0.1
139,070		Sony Corp.	3,417,895	0.3
31,131		Sports Direct International PLC	264,556	0.0
17,088		Stanley Electric Co., Ltd.	374,869	0.0
19,059		Sumitomo Rubber Industries, Inc.	247,831	0.0
41,044		Suzuki Motor Corp.	1,247,073	0.1
3,549	L	Swatch Group AG - BR	1,232,444	0.1
5,458		Swatch Group AG - Reg	368,582	0.0
88,886		TABCORP Holdings Ltd.	302,641	0.0
33,689		Takashimaya Co., Ltd.	303,386	0.0
179,369		Tattersall's Ltd.	569,474	0.0
311,722		Taylor Wimpey PLC	931,856	0.1
161,500		Techtronic Industries Co., Ltd.	653,792	0.1
6,287		Telenet Group Holding NV	339,779	0.0
14,800		Toho Co., Ltd.	409,549	0.0
19,205		Toyota Industries Corp.	1,026,957	0.1
303,562		Toyota Motor Corp.	18,693,051	1.4
53,458		TUI AG - TUI - GBP	954,503	0.1
27,226		USS Co., Ltd.	409,093	0.0
8,929		Valeo SA	1,376,633	0.1
132,066	@	Vivendi SA	2,836,403	0.2
3,398		Volkswagen AG	522,162	0.0
20,943		Whitbread PLC	1,357,460	0.1
101,853		William Hill PLC	594,427	0.1
36,795	@	Wolters Kluwer NV	1,235,713	0.1
144,865		WPP PLC	3,332,173	0.3
177,679		Wynn Macau Ltd.	206,426	0.0
85,937		Yamada Denki Co., Ltd.	371,207	0.0
19,807		Yamaha Corp.	478,426	0.0
29,204		Yamaha Motor Co., Ltd.	654,617	0.1
12,769	L	Yokohama Rubber Co., Ltd.	196,104	0.0
88,949		Yue Yuen Industrial Holdings	301,317	0.0
7,898	@	Zalando SE	312,428	0.1
			173,103,274	12.7

		Consumer Staples: 11.7%
75,880		Aeon Co., Ltd.	1,169,129	0.1
63,428		Ajinomoto Co., Inc.	1,501,704	0.1
89,300		Anheuser-Busch InBev Worldwide, Inc.	11,113,198	0.8
10,023		Aryzta AG	507,052	0.0
43,058		Asahi Group Holdings, Ltd.	1,347,905	0.1
39,383		Associated British Foods PLC	1,937,937	0.1
258		Barry Callebaut AG	280,245	0.0
11,475		Beiersdorf AG	1,042,984	0.1
206,115		British American Tobacco PLC	11,446,465	0.8
8,501		Calbee, Inc.	358,989	0.0
12,013		Carlsberg A/S	1,064,252	0.1
61,524		Carrefour S.A.	1,775,567	0.1
6,370		Casino Guichard Perrachon S.A.	292,644	0.0
67,564		Coca-Cola Amatil Ltd.	455,579	0.0
22,111		Coca-Cola HBC AG	470,871	0.0
8,261		Colruyt S.A.	424,975	0.0
11,540		Delhaize Group	1,123,155	0.1
277,266		Diageo PLC	7,571,558	0.6
71,006		Distribuidora Internacional de Alimentacion SA	418,802	0.0
6,838		FamilyMart Co., Ltd.	318,206	0.0
761,469		Golden Agri-Resources Ltd.	181,887	0.0
64,909		Danone	4,386,151	0.3
7,195	L	ICA Gruppen AB	261,296	0.0
11,828		Heineken Holding NV	910,604	0.1
25,466		Heineken NV	2,170,147	0.2
11,758		Henkel AG & Co. KGaA	1,124,690	0.1
105,919		Imperial Tobacco Group PLC	5,594,426	0.4
140,792		J Sainsbury PLC	536,168	0.0
121,102		Japan Tobacco, Inc.	4,446,111	0.3
27,926		Jeronimo Martins SGPS SA	363,386	0.0
55,775		Kao Corp.	2,866,207	0.2
7,297		Kerry Group PLC - KYG	603,755	0.1
10,984		Kerry Group PLC - KYGA	916,947	0.1
16,834		Kikkoman Corp.	583,255	0.1
91,456		Kirin Brewery Co., Ltd.	1,241,711	0.1
92,180		Koninklijke Ahold NV	1,944,404	0.1
2,500		Kose Corp.	231,152	0.0
7,664		Lawson, Inc.	622,094	0.1
106		Lindt & Spruengli AG - PC	661,939	0.1
11		Lindt & Spruengli AG - Reg	819,509	0.1
27,908		L'Oreal S.A.	4,694,286	0.4
13,988		MEIJI Holdings Co., Ltd.	1,155,404	0.1
18,500		Metro AG	589,364	0.1
352,535		Nestle S.A.	26,170,525	1.9
20,419		NH Foods Ltd.	400,210	0.0
27,867		Nisshin Seifun Group, Inc.	455,194	0.0
6,917		Nissin Food Products Co., Ltd.	367,042	0.0
23,676		Pernod Ricard SA	2,700,131	0.2
70,770		Reckitt Benckiser Group PLC	6,548,128	0.5
2,550		Remy Cointreau SA	182,646	0.0
107,117		SABMiller PLC	6,408,209	0.5
83,071		Seven & I Holdings Co., Ltd.	3,803,369	0.3
40,062	@	Shiseido Co., Ltd.	831,232	0.1
15,334		Suntory Beverage & Food Ltd.	671,263	0.1
65,832		Svenska Cellulosa AB SCA	1,907,819	0.1
20,606		Swedish Match AB	728,163	0.1
54,897		Tate & Lyle PLC	483,554	0.0
908,936		Tesco PLC	1,997,195	0.2
11,488		Toyo Suisan Kaisha Ltd.	400,386	0.0
87,169	@	Treasury Wine Estates Ltd.	523,374	0.0
43,378		Uni-Charm Corp.	885,851	0.1

See Accompanying Notes to Financial Statements

19

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Consumer Staples: (continued)
180,277		Unilever NV	7,857,253	0.6
141,375		Unilever PLC	6,063,915	0.5
124,531		Wesfarmers Ltd.	3,754,362	0.3
570,500	#,@	WH Group Ltd.	317,523	0.0
227,976		Wilmar International Ltd.	470,390	0.0
242,180	L	WM Morrison Supermarkets PLC	527,684	0.0
141,607		Woolworths Ltd.	2,512,460	0.2
10,485		Yakult Honsha Co., Ltd.	513,185	0.0
			159,007,173	11.7

		Energy: 4.5%
38,952		Amec PLC	245,892	0.0
377,544		BG Group PLC	5,472,850	0.4
2,025,190		BP PLC	10,524,336	0.8
31,768		Caltex Australia Ltd.	868,336	0.1
277,957		ENI S.p.A.	4,129,962	0.3
45,304		Galp Energia SGPS SA	528,640	0.0
44		Idemitsu Kosan Co., Ltd.	703	0.0
103,816		Inpex Corp.	1,012,093	0.1
266,466		JX Holdings, Inc.	1,118,379	0.1
24,453		Lundin Petroleum AB	352,842	0.0
15,398		Neste Oyj	459,570	0.0
143,018		Oil Search Ltd.	696,118	0.1
17,834		OMV AG	506,225	0.0
200,906	@	Origin Energy Ltd.	679,609	0.1
30,009		Petrofac Ltd.	351,999	0.0
120,664		Repsol YPF S.A.	1,328,429	0.1
434,541		Royal Dutch Shell PLC - Class A	9,842,047	0.7
267,384		Royal Dutch Shell PLC - Class B	6,093,966	0.5
31,659	@,L	Saipem S.p.A.	255,894	0.0
180,321	@	Santos Ltd.	480,278	0.0
22,519		Showa Shell Sekiyu KK	183,759	0.0
125,282		Statoil ASA	1,747,280	0.1
11,972	L	Technip S.A.	595,374	0.1
51,001		Tenaris S.A.	603,924	0.1
37,470		TonenGeneral Sekiyu KK	316,322	0.0
241,371		Total S.A.	10,821,056	0.8
41,792	@,L	Transocean Ltd - RIGN	522,421	0.0
84,152		Woodside Petroleum Ltd.	1,753,216	0.1
			61,491,520	4.5

		Financials: 25.5%
115,338		3i Group PLC	817,038	0.1
105,166		Aberdeen Asset Management PLC	448,138	0.0
45,443		Acom Co., Ltd.	213,992	0.0
22,488		Admiral Group PLC	549,512	0.0
205,435		Aegon NV	1,161,836	0.1
13,598		AEON Financial Service Co., Ltd.	303,762	0.0
12,042		Aeon Mall Co., Ltd.	206,546	0.0
23,012		Ageas	1,068,082	0.1
1,353,299		AIA Group Ltd.	8,086,074	0.6
50,886		Allianz SE	8,970,132	0.7
340,299		AMP Ltd.	1,433,839	0.1
142,682		Aozora Bank Ltd.	497,935	0.0
249,297		Ascendas Real Estate Investment Trust	399,538	0.0
128,766		Assicurazioni Generali S.p.A.	2,352,141	0.2
23,550		ASX Ltd.	724,526	0.1
313,018		Australia & New Zealand Banking Group Ltd.	6,316,625	0.5
447,471		Aviva PLC	3,396,538	0.3
213,688		AXA S.A.	5,838,751	0.4
5,722		Baloise Holding AG	725,197	0.1
270,704	@	Banca Monte dei Paschi di Siena SpA	358,364	0.0
4,040,826	@,L	Banco Comercial Portugues SA	214,137	0.0
558,867		Banco de Sabadell SA	990,480	0.1
41,944		Banco Popolare SC	578,005	0.0
189,940	L	Banco Popular Espanol SA - Interim	625,834	0.1
–		Banco Popular Espanol S.A.	–	–
1,604,136		Banco Santander SA	7,891,383	0.6
139,262		Bank Hapoalim BM	718,871	0.1
173,356		Bank Leumi Le-Israel BM	601,080	0.0
136,152	L	Bank of East Asia Ltd.	505,053	0.0
43,557		Bank of Kyoto Ltd.	403,933	0.0
42,609		Bank of Queensland Ltd.	429,823	0.0
136,809		Bank of Yokohama Ltd.	838,585	0.1
546,447		Bankia SA	635,913	0.1
75,624		Bankinter S.A.	536,277	0.0
1,862,535		Barclays PLC	5,995,107	0.4
708,642		Banco Bilbao Vizcaya Argentaria S.A.	5,177,924	0.4
53,801		Bendigo Bank Ltd.	465,369	0.0
874,585	@	BGP Holdings PLC	–	–
117,838		BNP Paribas	6,666,995	0.5
422,917		BOC Hong Kong Holdings Ltd.	1,286,946	0.1
113,242		British Land Co. PLC	1,310,316	0.1
160,000		CapitaCommercial Trust	151,805	0.0
101,444		Capital Shopping Centres Group PLC	473,941	0.0
309,696		CapitaLand Ltd.	727,937	0.1
296,801		CapitaMall Trust	402,726	0.0
34,959		Challenger Ltd.	220,324	0.0
306,199		Cheung Kong Property Holdings Ltd.	1,980,797	0.1
81,266		Chiba Bank Ltd.	576,682	0.0
22,006		Chugoku Bank Ltd.	293,642	0.0
50,681		City Developments Ltd.	272,644	0.0
112,565		Commerzbank AG	1,161,517	0.1
189,364		Commonwealth Bank of Australia	11,707,307	0.9
118,801		Credit Agricole SA	1,399,975	0.1
17,524		Credit Saison Co., Ltd.	345,262	0.0
186,105	@	Credit Suisse Group AG	4,009,067	0.3
268,509	L	CaixaBank SA	934,581	0.1
122,383		Dai-ichi Life Insurance Co., Ltd.	2,036,170	0.2
7,881		Daito Trust Construction Co., Ltd.	910,338	0.1
66,254		Daiwa House Industry Co., Ltd.	1,904,561	0.1
190,121		Daiwa Securities Group, Inc.	1,162,342	0.1
78,987		Danske Bank A/S	2,119,403	0.2
197,620		DBS Group Holdings Ltd.	2,316,008	0.2
152,570		Deutsche Bank AG	3,705,133	0.3
21,984		Deutsche Boerse AG	1,932,430	0.1
39,336		Deutsche Wohnen AG	1,087,718	0.1
110,927		Dexus Property Group	601,686	0.0

See Accompanying Notes to Financial Statements

20

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
159,585		Direct Line Insurance Group PLC	956,576	0.1
109,251		DnB NOR ASA	1,346,106	0.1
31,436		Erste Bank der Oesterreichischen Sparkassen AG	983,640	0.1
4,527		Eurazeo SA	312,225	0.0
11,951		Exor S.p.A.	542,419	0.0
251,541		First Pacific Co.	166,630	0.0
3,247		Fonciere Des Regions	290,418	0.0
94,719		Fukuoka Financial Group, Inc.	469,676	0.0
3,130		Gecina S.A.	380,521	0.0
22,766		Gjensidige Forsikring ASA	364,373	0.0
376,197		Global Logistic Properties Ltd.	568,118	0.0
210,380		Goodman Group	953,324	0.1
3,216,856		Governor & Co. of the Bank of Ireland	1,177,875	0.1
206,363		GPT Group	714,674	0.1
8,756		Groupe Bruxelles Lambert S.A.	749,232	0.1
52,145		Gunma Bank Ltd.	303,183	0.0
57,047		Hachijuni Bank Ltd.	349,127	0.0
87,058		Hammerson PLC	769,629	0.1
253,823		Hang Lung Properties Ltd.	575,127	0.0
87,536		Hang Seng Bank Ltd.	1,659,101	0.1
7,265		Hannover Rueck SE	829,591	0.1
26,655		Hargreaves Lansdown PLC	591,761	0.0
134,029		Henderson Land Development Co., Ltd.	817,579	0.1
18,000		Hiroshima Bank Ltd.	102,308	0.0
50,000		Hokugin Financial Group, Inc.	101,927	0.0
125,488		Hong Kong Exchanges and Clearing Ltd.	3,196,780	0.2
38,433	@	Hongkong Land Holdings Ltd. - HKHGF	263,266	0.0
2,169,338		HSBC Holdings PLC	17,125,323	1.3
77,644		Hysan Development Co., Ltd.	317,227	0.0
3,958		Icade	265,662	0.0
64,008		ICAP PLC	480,452	0.0
8,717		Industrivarden AB	149,130	0.0
431,504		ING Groep NV	5,838,296	0.4
267,858		Insurance Australia Group Ltd.	1,075,719	0.1
1,447,254		Intesa Sanpaolo SpA - ISP	4,806,356	0.4
58,136		Intesa Sanpaolo SpA - ISPR	177,591	0.0
65,024		Investec PLC - INVP - GBP	458,487	0.0
50,854		Investor AB	1,868,894	0.1
35,356		Iyo Bank Ltd.	343,508	0.0
25,100		Japan Post Bank Co. Ltd.	365,448	0.0
31,900		Japan Post Holdings Co. Ltd.	494,975	0.1
98		Japan Prime Realty Investment Corp.	334,661	0.0
144		Japan Real Estate Investment Corp.	698,794	0.1
276		Japan Retail Fund Investment Corp.	530,990	0.0
87,344		Joyo Bank Ltd.	413,037	0.0
25,191		Julius Baer Group Ltd.	1,218,669	0.1
28,494		KBC Groep NV	1,781,630	0.1
72,560		Kerry Properties Ltd.	197,463	0.0
27,530		Kinnevik Investment AB	847,959	0.1
20,009		Klepierre	889,401	0.1
18,400		Kyushu Financial Group, Inc.	129,662	0.0
89,970		Land Securities Group PLC	1,559,642	0.1
667,216		Legal & General Group PLC	2,632,785	0.2
66,564		Lend Lease Corp., Ltd.	686,776	0.1
261,032		Link REIT	1,556,242	0.1
6,317,341		Lloyds Banking Group Plc	6,797,467	0.5
35,529		London Stock Exchange Group PLC	1,437,444	0.1
33,187		Macquarie Group Ltd.	1,985,341	0.1
107,391		Corp. Mapfre S.A.	268,819	0.0
250,000		Medibank Pvt Ltd.	389,827	0.0
71,750		Mediobanca S.p.A.	687,803	0.1
443,942		Mirvac Group	635,520	0.1
137,327		Mitsubishi Estate Co., Ltd.	2,855,486	0.2
1,414,106		Mitsubishi UFJ Financial Group, Inc.	8,759,325	0.6
59,976		Mitsubishi UFJ Lease & Finance Co., Ltd.	308,651	0.0
105,619		Mitsui Fudosan Co., Ltd.	2,650,814	0.2
57,554		MS&AD Insurance Group Holdings, Inc.	1,687,752	0.1
2,599,261		Mizuho Financial Group, Inc.	5,198,523	0.4
18,707		Muenchener Rueckversicherungs-Gesellschaft AG	3,727,149	0.3
291,683		National Australia Bank Ltd.	6,365,041	0.5
108,870		Natixis SA	615,891	0.0
579,094		New World Development Ltd.	568,635	0.0
162		Nippon Prologis REIT, Inc.	293,047	0.0
164		Nippon Building Fund, Inc.	783,682	0.1
38,113		NKSJ Holdings, Inc.	1,251,429	0.1
27,024	@	NN Group NV	953,490	0.1
406,226		Nomura Holdings, Inc.	2,262,701	0.2
13,745		Nomura Real Estate Holdings, Inc.	255,000	0.0
345	@	Nomura Real Estate Master Fund, Inc.	428,828	0.0
332,019		Nordea Bank AB	3,642,833	0.3
556,825		Old Mutual PLC	1,464,827	0.1
148,363		ORIX Corp.	2,081,305	0.2
61,814		Osaka Securities Exchange Co. Ltd.	966,262	0.1
339,922		Oversea-Chinese Banking Corp.	2,101,543	0.2
2,448		Pargesa Holding SA	154,655	0.0
1,946		Partners Group	699,848	0.1
12,137		Provident Financial PLC	601,788	0.0
284,832		Prudential PLC	6,417,157	0.5
155,058		QBE Insurance Group Ltd.	1,410,277	0.1
12,113	L	Raiffeisen International Bank Holding AG	177,520	0.0

See Accompanying Notes to Financial Statements

21

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
255,813		Resona Holdings, Inc.	1,242,288	0.1
367,746		Royal Bank of Scotland Group PLC	1,634,664	0.1
118,534		RSA Insurance Group PLC	743,965	0.1
48,715		Sampo OYJ	2,473,870	0.2
23,870		Softbank Investment Corp.	257,579	0.0
607,115		Scentre Group	1,841,465	0.1
13,306		Schroders PLC	582,793	0.0
18,398		Scor S.A.	688,415	0.1
88,090		Segro PLC	557,479	0.0
67,407		Seven Bank Ltd.	295,613	0.0
188,940		Shinsei Bank Ltd.	347,704	0.0
66,181		Shizuoka Bank Ltd.	641,826	0.1
26,664		Hulic Co. Ltd.	234,124	0.0
106,551		Singapore Exchange Ltd.	576,273	0.0
344,626		Sino Land Co.	502,036	0.0
165,325		Skandinaviska Enskilda Banken AB	1,738,641	0.1
81,108		Societe Generale	3,737,651	0.3
21,398		Sony Financial Holdings, Inc.	382,751	0.0
42,033		St. James's Place PLC	623,003	0.1
360,882	@	Standard Chartered PLC	2,994,311	0.2
223,007		Standard Life PLC	1,277,060	0.1
280,377		Stockland	832,293	0.1
140,251		Sumitomo Mitsui Financial Group, Inc.	5,293,220	0.4
382,859		Sumitomo Mitsui Trust Holdings, Inc.	1,450,014	0.1
39,496		Sumitomo Realty & Development Co., Ltd.	1,127,322	0.1
191,471		Sun Hung Kai Properties Ltd.	2,301,402	0.2
144,370		Suncorp Group Ltd.	1,267,566	0.1
109,000		Suntec Real Estate Investment Trust	118,709	0.0
21,761		Suruga Bank Ltd.	448,464	0.0
165,733		Svenska Handelsbanken AB	2,201,180	0.2
99,294		Swedbank AB	2,186,809	0.2
69,120		Swire Pacific Ltd.	772,079	0.1
135,825		Swire Properties Ltd.	390,543	0.0
3,539		Swiss Life Holding AG	953,229	0.1
6,697	@	Swiss Prime Site AG	523,014	0.0
39,472		Swiss Re Ltd.	3,855,084	0.3
69,111		T&D Holdings, Inc.	911,818	0.1
75,688		Tokio Marine Holdings, Inc.	2,923,421	0.2
23,411		Tokyo Tatemono Co., Ltd.	254,801	0.0
54,335		Tokyu Fudosan Holdings Corp.	340,564	0.0
6,685		Tryg A/S	132,842	0.0
409,178		UBS Group AG	7,937,837	0.6
11,034		Unibail-Rodamco SE	2,801,892	0.2
533,271		UniCredit SpA	2,948,306	0.2
101,428		Unione di Banche Italiane SCPA	677,690	0.1
100,871		UnipolSai SpA	256,628	0.0
149,356		United Overseas Bank Ltd.	2,059,144	0.2
302		United Urban Investment Corp.	409,982	0.0
394,260		Vicinity Centres	799,824	0.1
52,435		Vonovia SE	1,619,888	0.1
3,641		Wendel	433,007	0.0
225,967		Westfield Corp.	1,554,631	0.1
369,162		Westpac Banking Corp.	8,948,385	0.7
159,857		Wharf Holdings Ltd.	881,368	0.1
105,504		Wheelock & Co., Ltd.	442,714	0.0
23,000		Yamaguchi Financial Group, Inc.	272,486	0.0
16,754		Zurich Insurance Group AG	4,304,103	0.3
			347,846,008	25.5

		Health Care: 11.7%
11,550		Actelion Ltd. - Reg	1,604,799	0.1
21,568		Alfresa Holdings Corp.	425,974	0.0
233,620		Astellas Pharma, Inc.	3,325,759	0.3
140,068		AstraZeneca PLC	9,461,279	0.7
91,855		Bayer AG	11,471,867	0.8
25,706		Chugai Pharmaceutical Co., Ltd.	896,024	0.1
7,040		Cochlear Ltd.	487,178	0.0
12,805	L	Coloplast A/S	1,033,839	0.1
51,278		CSL Ltd.	3,909,410	0.3
73,493		Daiichi Sankyo Co., Ltd.	1,516,874	0.1
18,409	L	Dainippon Sumitomo Pharma Co., Ltd.	216,885	0.0
28,079		Eisai Co., Ltd.	1,857,448	0.1
23,332		Essilor International SA	2,908,022	0.2
43,004		Fresenius SE & Co. KGaA	3,063,287	0.2
24,946		Fresenius Medical Care AG & Co. KGaA	2,096,338	0.2
350		Galenica AG	547,592	0.0
22,967		Getinge AB	601,627	0.1
539,607		GlaxoSmithKline PLC	10,897,882	0.8
16,305		Grifols SA	753,651	0.1
92,884		Healthscope Ltd.	178,991	0.0
5,429		Hisamitsu Pharmaceutical Co., Inc.	227,924	0.0
26,714		Kyowa Hakko Kogyo Co., Ltd.	420,336	0.0
6,339		Lonza Group AG	1,030,943	0.1
22,100		M3, Inc.	458,226	0.0
14,589		Merck KGaA	1,412,527	0.1
3,932		Miraca Holdings, Inc.	173,014	0.0
25,613		Mitsubishi Tanabe Pharma Corp.	441,277	0.0
251,716		Novartis AG	21,652,428	1.6
217,387		Novo Nordisk A/S	12,586,318	0.9
28,757		Olympus Corp.	1,132,125	0.1
9,418		Ono Pharmaceutical Co., Ltd.	1,679,339	0.1
11,104		Orion Oyj	384,181	0.0
43,346		Otsuka Holdings Co. Ltd.	1,540,037	0.1
26,103		Qiagen NV	707,504	0.1
16,464		Ramsay Health Care Ltd.	809,570	0.1
77,833		Roche Holding AG	21,568,179	1.6
45,693		Ryman Healthcare Ltd.	265,180	0.0
131,257		Sanofi	11,186,013	0.8
44,645		Santen Pharmaceutical Co., Ltd.	735,009	0.1
33,632		Shionogi & Co., Ltd.	1,521,183	0.1
65,479		Shire PLC	4,492,371	0.3
101,057		Smith & Nephew PLC	1,801,056	0.1
46,615		Sonic Healthcare Ltd.	603,530	0.1

See Accompanying Notes to Financial Statements

22

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: (continued)
6,312		Sonova Holding AG - Reg	801,962	0.1
9,317		Suzuken Co., Ltd.	354,066	0.0
17,438		Sysmex Corp.	1,118,555	0.1
87,962		Takeda Pharmaceutical Co., Ltd.	4,385,738	0.3
34,264		Terumo Corp.	1,061,959	0.1
97,441		Teva Phaemaceutical Industries Ltd.	6,357,140	0.5
13,885		UCB S.A.	1,253,310	0.1
1,294		William Demant Holding	123,259	0.0
			159,538,985	11.7

		Industrials: 12.9%
245,387	@	ABB Ltd.	4,379,573	0.3
49,211		Abertis Infraestructuras S.A.	769,634	0.1
19,741		ACS Actividades de Construccion y Servicios S.A.	577,575	0.0
18,573		Adecco S.A.	1,271,187	0.1
7,070	#,@	Aena SA	809,584	0.1
5,180	@	AerCap Holdings NV	223,569	0.0
3,387	@	Aeroports de Paris	394,142	0.0
29,629		Aggreko PLC	398,859	0.0
33,979		Alfa Laval AB	620,323	0.1
141,895		All Nippon Airways Co., Ltd.	409,382	0.0
25,213	L	Alstom SA	770,132	0.1
40,389		Amada Holdings Co., Ltd.	385,420	0.0
8,945		Andritz AG	435,340	0.0
423		AP Moller - Maersk A/S - Class A	544,703	0.0
726		AP Moller - Maersk A/S - Class B	946,925	0.1
112,107		Asahi Glass Co., Ltd.	642,244	0.1
79,488		Asciano Group	505,360	0.0
54,691		Ashtead Group PLC	900,101	0.1
109,706		Assa Abloy AB	2,296,444	0.2
44,228		Atlantia S.p.A	1,170,210	0.1
75,537		Atlas Copco - A	1,852,530	0.1
42,626		Atlas Copco - B	979,989	0.1
119,731		Auckland International Airport Ltd.	469,716	0.0
234,372		Aurizon Holdings Ltd.	744,035	0.1
28,935		Babcock International Group	433,019	0.0
347,756		BAE Systems PLC	2,560,374	0.2
82,988		Bollore Investissement	386,696	0.0
20,996		Bouygues S.A.	832,509	0.1
177,616		Brambles Ltd.	1,487,513	0.1
17,294		Brenntag AG	901,156	0.1
37,134		Bunzl PLC	1,030,265	0.1
28,039		Bureau Veritas SA	558,859	0.0
75,289		Capita Group PLC	1,339,588	0.1
135,879		Cathay Pacific Airways Ltd.	233,801	0.0
15,728		Central Japan Railway Co.	2,792,254	0.2
51,850	L	Cie de Saint-Gobain	2,246,946	0.2
13,084		CIMIC Group Ltd.	229,516	0.0
298,699		CK Hutchison Holdings Ltd.	4,015,091	0.3
110,890		CNH Industrial NV	759,483	0.1
134,751		Cobham PLC	562,707	0.0
256,402		ComfortDelgro Corp., Ltd.	549,027	0.0
68,748		Dai Nippon Printing Co., Ltd.	679,824	0.1
26,298		Daikin Industries Ltd.	1,915,065	0.1
26,607		Deutsche Lufthansa AG	419,091	0.0
105,380		Deutsche Post AG	2,946,209	0.2
22,274		DSV A/S	876,786	0.1
37,233		East Japan Railway Co.	3,506,081	0.3
18,274		easyJet PLC	468,676	0.0
24,374		Edenred	460,746	0.0
65,734		Airbus Group SE	4,429,666	0.3
110,441		Experian PLC	1,951,991	0.1
21,493		Fanuc Ltd.	3,703,026	0.3
49,478		Ferrovial SA	1,118,863	0.1
48,679		Finmeccanica S.p.A.	676,849	0.1
3,751		Fraport AG Frankfurt Airport Services Worldwide	239,210	0.0
67,617		Fuji Electric Holdings Co., Ltd.	283,577	0.0
184,790		Group 4 Securicor PLC	613,837	0.1
19,929		GEA Group AG	805,153	0.1
4,333		Geberit AG - Reg	1,467,599	0.1
56,566		Groupe Eurotunnel S.A.	703,746	0.1
141,788		Hankyu Hanshin Holdings, Inc.	921,606	0.1
29,836		Hexagon AB	1,103,718	0.1
29,132		Hino Motors Ltd.	336,692	0.0
12,410		Hitachi Construction Machinery Co., Ltd.	193,004	0.0
2,700		Hoshizaki Electric Co., Ltd.	167,846	0.0
693,673		Hutchison Port Holdings Trust	367,647	0.0
158,424		IHI Corp.	437,329	0.0
31,108		IMI PLC	394,740	0.0
95,507	@	International Consolidated Airlines Group SA	856,052	0.1
18,726		Intertek Group PLC	766,021	0.1
12,943		ISS A/S	466,553	0.0
176,016		Itochu Corp.	2,081,997	0.2
14,678		Japan Airlines Co. Ltd.	525,368	0.0
3,600	L	Japan Airport Terminal Co., Ltd.	159,369	0.0
24,639		JGC Corp.	377,130	0.0
30,992		LIXIL Group Corp.	688,323	0.1
24,765		JTEKT Corp.	405,356	0.0
98,909		Kajima Corp.	588,652	0.1
29,520		Kamigumi Co., Ltd.	254,162	0.0
170,535		Kawasaki Heavy Industries Ltd.	630,961	0.1
23,000		Keihan Electric Railway Co., Ltd.	154,037	0.0
57,217		Keihin Electric Express Railway Co., Ltd.	472,798	0.0
72,343		Keio Corp.	624,734	0.1
34,996		Keisei Electric Railway Co., Ltd.	446,488	0.0
169,604		Keppel Corp., Ltd.	774,781	0.1
221,972		Kintetsu Group Holdings Co., Ltd.	902,491	0.1
104,183		Komatsu Ltd.	1,704,689	0.1
36,125	L	Kone OYJ	1,529,579	0.1
105,919		Koninklijke Philips NV	2,703,519	0.2

See Accompanying Notes to Financial Statements

23

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
9,060		Boskalis Westminster NV	369,579	0.0
8,090		Koninklijke Vopak NV	348,396	0.0
122,222	@	Kubota Corp.	1,888,165	0.1
5,741		Kuehne & Nagel International AG	786,512	0.1
11,248		Kurita Water Industries Ltd.	235,549	0.0
29,889		Legrand S.A.	1,690,689	0.1
3,800		Mabuchi Motor Co., Ltd.	205,941	0.0
13,904		Makita Corp.	801,241	0.1
3,805		MAN SE	382,374	0.0
181,256		Marubeni Corp.	931,855	0.1
95,958		Meggitt PLC	529,812	0.0
115,373		Melrose Industries PLC	494,196	0.0
12,260		Metso OYJ	274,628	0.0
32,000		Minebea Co., Ltd.	273,983	0.0
144,493		Mitsubishi Corp.	2,403,370	0.2
216,361		Mitsubishi Electric Corp.	2,271,108	0.2
342,193		Mitsubishi Heavy Industries Ltd.	1,496,240	0.1
14,490		Mitsubishi Logistics Corp.	190,923	0.0
187,001		Mitsui & Co., Ltd.	2,221,953	0.2
124,930		Mitsui OSK Lines Ltd.	315,108	0.0
150,644		MTR Corp.	743,852	0.1
13,521	@	Nabtesco Corp.	274,681	0.0
102,000		Nagoya Railroad Co., Ltd.	424,535	0.0
30,769		NGK Insulators Ltd.	693,539	0.1
24,692		Nidec Corp.	1,790,565	0.1
101,220		Nippon Express Co., Ltd.	475,656	0.0
192,030		Nippon Yusen KK	465,422	0.0
527,011		Noble Group Ltd.	147,308	0.0
55,549		NSK Ltd.	603,591	0.1
128,604	L	NWS Holdings Ltd.	191,973	0.0
77,015		Obayashi Corp.	710,633	0.1
6,786	@	OCI	167,558	0.0
76,654		Odakyu Electric Railway Co., Ltd.	825,319	0.1
92,433		Orkla ASA	729,197	0.1
10,412		Osram Licht AG	435,005	0.0
11,799		Park24 Co., Ltd.	285,859	0.0
23,718		Prysmian S.p.A.	518,220	0.0
51,328		Qantas Airways Ltd.	152,140	0.0
14,909		Randstad Holdings NV	928,409	0.1
11,800		Recruit Holdings Co. Ltd.	346,847	0.0
30,576		Rexel SA	407,145	0.0
19,437,614	@	Rolls-Royce Holdings PLC	28,655	0.0
205,836	@	Rolls-Royce Holdings PLC	1,743,528	0.1
74,647		Royal Mail PLC	488,932	0.0
34,875		Safran S.A.	2,396,022	0.2
119,441		Sandvik AB	1,041,168	0.1
4,939		Schindler Holding AG - Part Cert	826,289	0.1
2,262		Schindler Holding AG - Reg	381,461	0.0
60,465		Schneider Electric SE	3,434,669	0.3
23,906		Secom Co., Ltd.	1,620,104	0.1
37,506		Securitas AB	573,501	0.0
39,012		Seek Ltd.	434,209	0.0
11,000		Seibu Holdings, Inc.	224,646	0.0
115,094		SembCorp Industries Ltd.	246,702	0.0
89,438	L	SembCorp Marine Ltd.	110,048	0.0
596		SGS S.A.	1,132,698	0.1
71,692		Shimizu Corp.	584,593	0.0
87,325		Siemens AG	8,448,379	0.6
71,560		Singapore Airlines Ltd.	563,855	0.0
41,062		Skanska AB	796,340	0.1
46,369		SKF AB - B Shares	748,920	0.1
6,136		SMC Corp.	1,593,727	0.1
45,512		Smiths Group PLC	629,385	0.1
238,873		Snam Rete Gas S.p.A.	1,246,670	0.1
3,513		Societe BIC S.A.	578,085	0.0
4,600		Sohgo Security Services Co., Ltd.	215,735	0.0
189,406		Singapore Technologies Engineering Ltd.	400,383	0.0
1,570		Sulzer AG	147,570	0.0
126,155		Sumitomo Corp.	1,286,192	0.1
84,733		Sumitomo Electric Industries Ltd.	1,196,500	0.1
68,982		Sumitomo Heavy Industries	309,237	0.0
126,308		Sydney Airport	581,309	0.0
120,809		Taisei Corp.	795,765	0.1
10,923		Thales S.A.	817,588	0.1
13,878		THK Co., Ltd.	257,216	0.0
49,570		TNT Express NV	419,307	0.0
118,927		Tobu Railway Co., Ltd.	586,598	0.0
132,389		Tokyu Corp.	1,046,190	0.1
66,432		Toppan Printing Co., Ltd.	612,049	0.1
451,619		Toshiba Corp.	928,179	0.1
16,434		Toto Ltd.	577,360	0.0
25,754		Toyota Tsusho Corp.	602,458	0.1
212,629		Transurban Group - Stapled Security	1,611,716	0.1
29,333		Travis Perkins PLC	850,969	0.1
25,393		Vestas Wind Systems A/S	1,773,417	0.1
53,405		Vinci S.A.	3,422,999	0.3
172,584		Volvo AB - B Shares	1,600,295	0.1
16,971		Wartsila OYJ	774,865	0.1
24,551		Weir Group PLC	360,627	0.0
18,821		West Japan Railway Co.	1,300,965	0.1
28,539		Wolseley PLC	1,550,045	0.1
39,401		Yamato Holdings Co., Ltd.	834,834	0.1
18,791		Zardoya Otis SA	219,770	0.0
21,831		Zodiac Aerospace	519,806	0.0
			176,619,024	12.9

		Information Technology: 5.2%
313,995		Alcatel-Lucent	1,244,983	0.1
16,200		Alps Electric Co., Ltd.	439,312	0.0
50,069		Amadeus IT Holding S.A.	2,206,785	0.2
157,617		ARM Holdings PLC	2,402,417	0.2
26,300		ASM Pacific Technology Ltd.	205,337	0.0
38,336		ASML Holding NV	3,406,229	0.3
9,338		Atos SE	783,953	0.1
64,248	#,@	Auto Trader Group PLC	418,890	0.0
27,686		Brother Industries Ltd.	318,050	0.0
116,493		Canon, Inc.	3,523,917	0.3
17,078		Cap Gemini SA	1,584,601	0.1
6,750	@	Check Point Software Technologies	549,315	0.0
31,467		Citizen Holdings Co., Ltd.	226,162	0.0
58,883		Computershare Ltd.	495,473	0.0

See Accompanying Notes to Financial Statements

24

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
15,438		Dassault Systemes SA	1,233,979	0.1
339,562		Telefonaktiebolaget LM Ericsson	3,273,821	0.3
51,560		Fuji Photo Film Co., Ltd.	2,151,728	0.2
211,135		Fujitsu Ltd.	1,053,800	0.1
9,392	L	Gemalto NV	563,542	0.1
42,596	L	GungHo Online Entertainment, Inc.	115,718	0.0
17,442		Hamamatsu Photonics KK	478,176	0.0
3,680		Hirose Electric Co., Ltd.	445,546	0.0
532,956		Hitachi Ltd.	3,019,929	0.2
45,637		Hoya Corp.	1,866,215	0.1
127,801		Infineon Technologies AG	1,863,184	0.1
5,262		Ingenico Group SA	664,179	0.1
17,323		Kakaku.com, Inc.	340,737	0.0
5,122	@	Keyence Corp.	2,815,078	0.2
11,566		Konami Corp.	275,323	0.0
52,623		Konica Minolta Holdings, Inc.	527,029	0.0
36,594		Kyocera Corp.	1,699,445	0.1
4,200		Mixi, Inc.	157,094	0.0
7,480	@,L	Mobileye NV	316,254	0.0
22,448		Murata Manufacturing Co., Ltd.	3,229,847	0.2
302,207		NEC Corp.	957,549	0.1
11,200		Nexon Co. Ltd.	182,199	0.0
7,777		NICE Systems Ltd.	446,865	0.0
11,694		Nintendo Co., Ltd.	1,608,043	0.1
45,414		Nippon Electric Glass Co., Ltd.	228,894	0.0
410,227		Nokia OYJ	2,902,175	0.2
14,506		Nomura Research Institute Ltd.	557,085	0.1
14,884		NTT Data Corp.	719,584	0.1
15,070		NXP Semiconductor NV - NXPI - US	1,269,648	0.1
5,300		Obic Co., Ltd.	280,554	0.0
22,323		Omron Corp.	744,403	0.1
5,861		Otsuka Corp.	287,915	0.0
81,732		Ricoh Co., Ltd.	841,578	0.1
11,450		Rohm Co., Ltd.	579,952	0.1
130,261		Sage Group PLC	1,157,385	0.1
108,341		SAP SE	8,597,249	0.6
30,216		Seiko Epson Corp.	465,301	0.0
28,172		Shimadzu Corp.	471,597	0.0
72,292	L	STMicroelectronics NV	483,980	0.0
14,112		TDK Corp.	903,788	0.1
19,265		Tokyo Electron Ltd.	1,167,167	0.1
12,453		Trend Micro, Inc.	505,307	0.0
14,162		United Internet AG	778,619	0.1
164,444		Yahoo! Japan Corp.	668,449	0.1
25,742		Yaskawa Electric Corp.	350,263	0.0
23,173		Yokogawa Electric Corp.	278,677	0.0
			71,330,274	5.2

		Materials: 6.3%
38,602		Air Liquide SA	4,333,739	0.3
20,043		Air Water, Inc.	322,357	0.0
27,816		Akzo Nobel NV	1,858,638	0.1
290,935		Alumina Ltd.	242,797	0.0
131,431		Amcor Ltd.	1,276,881	0.1
158,173		Anglo American PLC	693,943	0.1
43,524		Antofagasta PLC	299,395	0.0
116,775	L	ArcelorMittal	492,700	0.0
7,673		Arkema SA	537,102	0.0
143,653		Asahi Kasei Corp.	971,397	0.1
101,205		BASF SE	7,709,642	0.6
349,699		BHP Billiton Ltd.	4,500,463	0.3
233,634		BHP Billiton PLC	2,605,459	0.2
30,261		Boliden AB	506,999	0.0
99,008		Boral Ltd.	423,313	0.0
9,262		Chr Hansen Holding A/S	579,342	0.1
31,412		CRH PLC - Dublin	905,894	0.1
60,857		CRH PLC - London	1,761,925	0.1
16,093		Croda International	721,050	0.1
33,384		Daicel Corp.	496,817	0.0
941		EMS-Chemie Holding AG	414,131	0.0
16,017		Evonik Industries AG	529,797	0.0
81,134		Fletcher Building Ltd.	406,599	0.0
183,287	L	Fortescue Metals Group Ltd.	246,657	0.0
24,474		Fresnillo PLC	254,461	0.0
1,053		Givaudan	1,911,155	0.2
1,292,932		Glencore PLC	1,713,312	0.1
15,582		HeidelbergCement AG	1,269,902	0.1
25,910		Hitachi Metals Ltd.	319,683	0.0
27,623		LafargeHolcim Ltd.	1,383,217	0.1
49,610		Iluka Resources Ltd.	219,446	0.0
3,929		Imerys SA	274,447	0.0
203,741		Incitec Pivot Ltd.	582,176	0.1
50,293		Israel Chemicals Ltd.	204,154	0.0
54,118		James Hardie Industries SE	682,315	0.1
54,902		JFE Holdings, Inc.	862,093	0.1
23,189		Johnson Matthey PLC	907,110	0.1
20,435		JSR Corp.	318,466	0.0
20,042		K+S AG	510,896	0.0
13,000		Kaneka Corp.	135,125	0.0
28,553		Kansai Paint Co., Ltd.	432,799	0.0
377,769		Kobe Steel Ltd.	410,452	0.0
19,888		Koninklijke DSM NV	997,298	0.1
42,467		Kuraray Co., Ltd.	514,394	0.0
20,344		LafargeHolcim Ltd.	1,029,105	0.1
10,403		Lanxess	478,720	0.0
20,791		Linde AG	3,003,452	0.2
154,148		Mitsubishi Chemical Holdings Corp.	978,026	0.1
46,678		Mitsubishi Gas Chemical Co., Inc.	238,689	0.0
130,515		Mitsubishi Materials Corp.	411,076	0.0
99,074		Mitsui Chemicals, Inc.	439,394	0.0
33,504		Mondi PLC	656,707	0.1
89,995		Newcrest Mining Ltd.	851,551	0.1
17,717		Nippon Paint Co., Ltd.	428,787	0.0
84,180		Nippon Steel Corp.	1,665,279	0.1
18,442		Nitto Denko Corp.	1,346,371	0.1
156,038		Norsk Hydro ASA	580,009	0.1
27,177		Novozymes A/S	1,301,205	0.1
96,826		OJI Paper Co., Ltd.	389,143	0.0
43,625		Orica Ltd.	488,761	0.0
10,498		Randgold Resources Ltd.	646,751	0.1
80,610		Rexam PLC	719,005	0.1
47,523		Rio Tinto Ltd.	1,536,869	0.1
135,941		Rio Tinto PLC	3,957,983	0.3
45,389		Shin-Etsu Chemical Co., Ltd.	2,467,612	0.2
254		Sika AG	917,904	0.1
7,801		Solvay S.A.	832,598	0.1
370,088	@	South32 Ltd. - AUD	284,301	0.0

See Accompanying Notes to Financial Statements

25

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Materials: (continued)
242,587	@	South32 Ltd. - GBP	186,700	0.0
62,276		Stora Enso OYJ (Euro Denominated Security)	563,112	0.1
172,171		Sumitomo Chemical Co., Ltd.	988,795	0.1
58,561		Sumitomo Metal Mining Co., Ltd.	710,867	0.1
12,690		Symrise AG	840,063	0.1
10,392		Syngenta AG	4,067,461	0.3
137,001		Taiheiyo Cement Corp.	400,085	0.0
16,725		Taiyo Nippon Sanso Corp.	151,257	0.0
106,509		Teijin Ltd.	362,968	0.0
41,116		ThyssenKrupp AG	815,062	0.1
161,903		Toray Industries, Inc.	1,504,487	0.1
19,885		Toyo Seikan Kaisha Ltd.	368,850	0.0
10,826		Umicore	454,004	0.0
57,512		UPM-Kymmene OYJ	1,067,734	0.1
13,220		Voestalpine AG	404,378	0.0
20,948		Yara International ASA	900,937	0.1
			86,175,996	6.3

		Telecommunication Services: 4.9%
18,013		Proximus SADP	586,163	0.1
230,545		Bezeq Israeli Telecommunication Corp., Ltd.	507,513	0.0
932,554		BT Group PLC	6,475,298	0.5
358,726		Deutsche Telekom AG	6,442,986	0.5
17,002		Elisa OYJ	639,701	0.1
210,984		Orange SA	3,528,880	0.3
320,867		HKT Trust / HKT Ltd.	409,879	0.0
3,028		Iliad SA	721,813	0.1
51,643		Inmarsat PLC	865,771	0.1
194,501		KDDI Corp.	5,051,229	0.4
361,732	@	Koninklijke KPN NV	1,368,210	0.1
7,228		Millicom International Cellular S.A.	414,743	0.0
82,898		Nippon Telegraph & Telephone Corp.	3,299,184	0.2
158,154		NTT DoCoMo, Inc.	3,243,992	0.2
234,000		PCCW Ltd.	136,786	0.0
893,050		Singapore Telecommunications Ltd.	2,302,520	0.2
106,046		SoftBank Group Corp.	5,352,185	0.4
2,726		Swisscom AG	1,364,102	0.1
100,627		TDC A/S	501,026	0.0
38,355		Tele2 AB	382,495	0.0
233,509		Spark New Zealand Ltd.	525,782	0.0
1,189,628	L	Telecom Italia S.p.A. - TIT	1,507,641	0.1
705,731		Telecom Italia S.p.A. - TITR	724,315	0.1
53,237		Telefonica Deutschland Holding AG	280,810	0.0
515,519		Telefonica S.A.	5,719,160	0.4
84,764		Telenor ASA	1,412,895	0.1
288,685		TeliaSonera AB	1,433,576	0.1
479,396		Telstra Corp., Ltd.	1,948,116	0.1
32,605		TPG Telecom Ltd.	233,440	0.0
2,943,456		Vodafone Group PLC	9,544,998	0.7
			66,925,209	4.9

		Utilities: 3.6%
80,277		AGL Energy Ltd.	1,050,433	0.1
113,263		APA Group	712,691	0.1
567,529		Centrica PLC	1,822,331	0.1
74,402		Cheung Kong Infrastructure Holdings Ltd.	687,391	0.1
77,142		Chubu Electric Power Co., Inc.	1,056,362	0.1
35,272		Chugoku Electric Power Co., Inc.	465,709	0.0
218,865		CLP Holdings Ltd.	1,855,101	0.1
80,930		Contact Energy Ltd.	261,942	0.0
96,034		DUET Group	159,047	0.0
225,845		E.ON AG	2,168,577	0.2
15,642		Electric Power Development Co., Ltd.	557,116	0.0
27,656		Electricite de France SA	407,305	0.0
24,342		Enagas	686,641	0.0
28,013		Endesa S.A.	562,774	0.0
206,230		Enel Green Power SpA	419,179	0.0
757,724		Enel S.p.A.	3,177,385	0.2
258,319		EDP - Energias de Portugal SA	930,817	0.1
51,060		Fortum OYJ	769,296	0.1
38,464		Gas Natural SDG S.A.	784,372	0.1
166,497		Engie SA	2,949,213	0.2
16,681		Hokuriku Electric Power Co.	246,519	0.0
808,726		Hong Kong & China Gas	1,582,710	0.1
160,345		Power Assets Holdings Ltd.	1,469,971	0.1
604,647		Iberdrola S.A.	4,286,349	0.3
80,662		Kansai Electric Power Co., Inc.	967,121	0.1
50,660		Kyushu Electric Power Co., Inc.	552,149	0.0
131,000		Meridian Energy Ltd.	213,632	0.0
418,370		National Grid PLC	5,770,020	0.4
230,828		Osaka Gas Co., Ltd.	833,737	0.1
12,468		Red Electrica de Espana	1,041,453	0.1
56,436		RWE AG	711,514	0.1
110,468		SSE PLC	2,480,436	0.2
28,088		Severn Trent PLC	897,883	0.1
21,044		Shikoku Electric Power Co., Inc.	328,734	0.0
33,942		Suez Environnement S.A.	634,832	0.0
178,835		Terna S.p.A	919,734	0.1
6,000		Toho Gas Co., Ltd.	38,749	0.0
54,413		Tohoku Electric Power Co., Inc.	680,234	0.0
165,766		Tokyo Electric Power Co., Inc.	954,523	0.1
252,361		Tokyo Gas Co., Ltd.	1,185,792	0.1
81,175		United Utilities Group PLC	1,117,730	0.1
50,017		Veolia Environnement	1,186,698	0.1
			49,584,202	3.6

	Total Common Stock
	(Cost $1,333,218,014)		1,351,621,665	99.0

PREFERRED STOCK: 0.5%
		Consumer Discretionary: 0.3%
6,079		Bayerische Motoren Werke AG	508,604	0.0
17,171		Porsche AG	924,104	0.1
20,326		Volkswagen AG	2,934,671	0.2
			4,367,379	0.3

See Accompanying Notes to Financial Statements

26

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	Consumer Staples: 0.2%
19,580	Henkel AG & Co. KGaA	2,185,179	0.2

	Materials: 0.0%
7,773	Fuchs Petrolub AG	366,005	0.0

	Total Preferred Stock
	(Cost $7,865,309)	6,918,563	0.5

RIGHTS: 0.0%
	Energy: 0.0%
120,648	@ Repsol SA	60,182	0.0

	Financials: 0.0%
9,348	@ Ascendas Real Estate Investment Trust	537	0.0
101,428	@ Unione di Banche Italiane SpA	22	0.0
		559	0.0

	Total Rights
	(Cost $61,397)	60,741	0.0

	Total Long-Term Investments
	(Cost $1,341,144,720)	1,358,600,969	99.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.4%
	Securities Lending Collateralcc: 0.9%
2,295,133	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $2,295,211, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $2,341,036, due 06/09/16-05/20/45)	2,295,133	0.2
2,872,342	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $2,872,458, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $2,929,789, due 03/31/21-02/15/44)	2,872,342	0.2
2,872,342	Mitsubishi UFJ Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $2,872,440, collateralized by various U.S. Government Agency Obligations, 1.994%-6.035%, Market Value plus accrued interest $2,929,789, due 04/01/24-04/20/65)	2,872,342	0.2
2,872,342	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $2,872,446, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,929,789, due 01/15/16-10/20/65)	2,872,342	0.2
1,181,803	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $1,181,856, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,206,307, due 01/15/17-02/15/42)	1,181,803	0.1
		12,093,962	0.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
7,416,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $7,416,000)	7,416,000	0.5

	Total Short-Term Investments
	(Cost $19,509,962)	19,509,962	1.4

	Total Investments in Securities (Cost $1,360,654,682)	$1,378,110,931	100.9
	Liabilities in Excess of Other Assets	(12,105,137)	(0.9)
	Net Assets	$1,366,005,794	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.

See Accompanying Notes to Financial Statements

27

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $1,373,717,291.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$167,184,185
Gross Unrealized Depreciation	(162,790,545)

Net Unrealized Appreciation	$4,393,640

See Accompanying Notes to Financial Statements

28

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Consumer Discretionary: 20.2%
2,700		ABC-Mart, Inc.	147,793	0.1
6,900		Accordia Golf Co., Ltd.	66,169	0.0
700		Aeon Fantasy Co., Ltd.	12,370	0.0
4,300		Aisan Industry Co., Ltd.	44,156	0.0
19,200		Aisin Seiki Co., Ltd.	826,337	0.2
8,000		Akebono Brake Industry Co., Ltd.	19,927	0.0
2,300		Alpen Co., Ltd.	38,326	0.0
4,600		Alpine Electronics, Inc.	71,496	0.0
500		Amiyaki Tei Co., Ltd.	19,364	0.0
800		Amuse, Inc.	36,489	0.0
4,300		AOKI Holdings, Inc.	56,095	0.0
4,100		Aoyama Trading Co., Ltd.	157,956	0.1
1,300		Arata Corp.	27,942	0.0
1,900		Arc Land Sakamoto Co., Ltd.	43,930	0.0
1,200		Asahi Co., Ltd.	12,783	0.0
3,700		Asatsu-DK, Inc.	89,539	0.0
19,300	L	Asics Corp.	400,427	0.1
2,100		ASKUL Corp.	84,377	0.0
18,000		Atsugi Co., Ltd.	17,166	0.0
7,300		Autobacs Seven Co., Ltd.	133,054	0.1
3,600		Avex Group Holdings, Inc.	42,707	0.0
6,200		Belluna Co., Ltd.	34,179	0.0
7,300		Benesse Holdings, Inc.	210,225	0.1
6,400		Best Denki Co., Ltd.	6,671	0.0
11,200		BIC Camera, Inc.	95,909	0.0
72,200		Bridgestone Corp.	2,476,562	0.7
16,000		Calsonic Kansei Corp.	141,057	0.1
1,400	L	Can Do Co., Ltd.	18,352	0.0
5,900		Canon Sales Co., Inc.	92,263	0.0
20,800	@	Casio Computer Co., Ltd.	486,236	0.1
700		Central Sports Co., Ltd.	13,552	0.0
2,300		Chiyoda Co., Ltd.	71,566	0.0
2,300		Chofu Seisakusho Co., Ltd.	54,543	0.0
2,200		Chori Co., Ltd.	30,625	0.0
9,000		Clarion Co., Ltd.	32,510	0.0
2,700		Cleanup Corp.	16,737	0.0
6,700		Colowide Co., Ltd.	101,929	0.0
4,900		COOKPAD, Inc.	104,019	0.0
1,200		Corona Corp.	11,463	0.0
1,800		Create Restaurants Holdings, Inc.	49,835	0.0
5,200		CyberAgent, Inc.	214,253	0.1
4,300		Daido Metal Co., Ltd.	39,519	0.0
1,900		Daidoh Ltd.	7,922	0.0
24,200		Daihatsu Motor Co., Ltd.	326,459	0.1
1,300		Daikoku Denki Co., Ltd.	16,906	0.0
2,800		Daikyonishikawa Corp.	51,821	0.0
1,500		Dainichi Co., Ltd.	8,821	0.0
1,300	L	Daisyo Corp.	16,366	0.0
9,300		DCM Holdings Co., Ltd.	67,450	0.0
9,800		Dena Co., Ltd.	153,236	0.1
50,500		Denso Corp.	2,413,168	0.6
23,800	@	Dentsu, Inc.	1,302,151	0.4
4,800		Descente Ltd.	60,875	0.0
13,200		Don Quijote Holdings Co. Ltd.	463,567	0.1
2,600		Doshisha Co., Ltd.	52,443	0.0
4,100		Doutor Nichires Holdings Co., Ltd.	63,417	0.0
2,200		Dunlop Sports Co. Ltd.	17,047	0.0
5,000		Dynic Corp.	7,065	0.0
3,000		Eagle Industry Co., Ltd.	54,778	0.0
8,700	L	EDION Corp.	65,690	0.0
2,600		Exedy Corp.	62,838	0.0
1,600		Yondoshi Holdings, Inc.	35,420	0.0
4,000		Fast Retailing Co., Ltd.	1,399,246	0.4
3,100		FCC Co., Ltd.	65,938	0.0
2,800		Foster Electric Co., Ltd.	60,893	0.0
5,100		France Bed Holdings Co., Ltd.	42,286	0.0
1,200		F-Tech, Inc.	12,124	0.0
2,300		Fuji Co., Ltd.	46,684	0.0
64,500		Fuji Heavy Industries Ltd.	2,657,160	0.7
3,000		Fuji Kiko Co., Ltd.	11,948	0.0
7,000	L	Fuji Kyuko Co., Ltd.	67,304	0.0
21,100		Fuji Television Network, Inc.	249,003	0.1
10,000		Fujibo Holdings, Inc.	18,551	0.0
2,500		Fujikura Rubber Ltd.	12,062	0.0
10,000	L	Fujita Kanko, Inc.	50,170	0.0
7,000		Fujitsu General Ltd.	89,030	0.0
2,400		Funai Electric Co., Ltd.	20,131	0.0
2,000		Furukawa Battery Co., Ltd.	13,272	0.0
9,500		Futaba Industrial Co., Ltd.	45,340	0.0
8,000		Gakken Holdings Co., Ltd.	17,842	0.0
600		Genki Sushi Co., Ltd.	11,164	0.0
4,400		Geo Corp.	69,245	0.0
1,100		GLOBERIDE, Inc.	14,513	0.0
1,100		Goldwin, Inc.	56,858	0.0
1,000		Gourmet Kineya Co., Ltd.	8,493	0.0
5,900	L	Gulliver International Co., Ltd.	58,809	0.0
16,000		Gunze Ltd.	46,865	0.0
9,935		H2O Retailing Corp.	194,140	0.1
30,400		Hakuhodo DY Holdings, Inc.	328,914	0.1
300		Hakuyosha Co., Ltd.	669	0.0
2,000		Happinet Corp.	19,503	0.0
1,500		Hard Off Corp. Co., Ltd.	18,855	0.0
1,400		Haruyama Trading Co., Ltd.	8,853	0.0
27,300		Haseko Corp.	301,839	0.1
6,588		Heiwa Corp.	123,275	0.0
1,856		Hiday Hidaka Corp.	53,312	0.0
2,000		Hikari Tsushin, Inc.	136,200	0.1
5,100		Hiramatsu, Inc.	30,832	0.0
3,700		HIS Co., Ltd.	123,595	0.1
4,800		Hitachi Koki Co., Ltd.	34,338	0.0
183,500		Honda Motor Co., Ltd.	5,864,942	1.5
3,110		Honeys Co., Ltd.	26,843	0.0
3,400		Hoosiers Holdings Co. Ltd.	15,332	0.0
1,000	L	Ichibanya Co., Ltd.	49,122	0.0
7,000		Ichikoh Industries Ltd.	13,665	0.0

See Accompanying Notes to Financial Statements

29

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Consumer Discretionary: (continued)
16,520		Iida Group Holdings Co. Ltd.	306,182	0.1
1,600		Ikyu Corp.	44,895	0.0
2,500		Imasen Electric Industrial	25,674	0.0
2,000		Intage, Inc.	28,304	0.0
40,000		Isetan Mitsukoshi Holdings Ltd.	521,642	0.2
59,900		Isuzu Motors Ltd.	645,281	0.2
4,300		Izumi Co., Ltd.	166,936	0.1
25,700		J Front Retailing Co., Ltd.	373,617	0.1
3,000		Janome Sewing Machine Co., Ltd.	19,531	0.0
6,000		Japan Wool Textile Co., Ltd.	44,082	0.0
1,400		Jin Co. Ltd.	51,638	0.0
14,700		Joban Kosan Co. Ltd.	18,535	0.0
5,000	@	Joshin Denki Co., Ltd.	44,643	0.0
3,200		Joyful Honda Co. Ltd.	65,121	0.0
5,500		JP-Holdings, Inc.	15,691	0.0
15,670		JVC Kenwood Holdings, Inc.	42,864	0.0
5,886		Kadokawa Dwango Corp.	88,402	0.0
3,600		Kappa Create Co., Ltd.	35,947	0.0
3,700		Kasai Kogyo Co., Ltd.	53,436	0.0
1,300		Kawai Musical Instruments Manufacturing Co., Ltd.	24,308	0.0
22,000		KYB Co. Ltd.	66,564	0.0
4,700		Keihin Corp.	82,412	0.0
4,400		Keiyo Co., Ltd.	18,537	0.0
120,000		Kimuratan Corp.	7,987	0.0
11,000	@	KNT-CT Holdings Co., Ltd.	21,267	0.0
5,000		Kintetsu Department Store Co. Ltd	13,643	0.0
7,000		Kinugawa Rubber Industrial Co., Ltd.	37,219	0.0
3,200	L	Kisoji Co., Ltd.	57,279	0.0
2,900		Kohnan Shoji Co., Ltd.	40,677	0.0
12,200		Koito Manufacturing Co., Ltd.	500,291	0.1
3,800		Kojima Co., Ltd.	8,740	0.0
4,000		Komatsu Seiren Co., Ltd.	23,064	0.0
3,500		Komeri Co., Ltd.	72,162	0.0
2,400		Konaka Co., Ltd.	13,542	0.0
2,200		Kourakuen Corp.	28,797	0.0
4,460		Ks Holdings Corp.	151,871	0.1
1,400		Kura Corp.	56,214	0.0
23,000		Kurabo Industries Ltd.	39,206	0.0
1,260		Kyoritsu Maintenance Co., Ltd.	108,057	0.0
500		LEC, Inc.	5,563	0.0
5,200		Look, Inc.	7,233	0.0
2,000		Mars Engineering Corp.	33,819	0.0
22,100		Marui Group Co., Ltd.	359,625	0.1
3,700		Matsuya Co., Ltd.	37,906	0.0
1,700		Matsuya Foods Co., Ltd.	40,391	0.0
62,100		Mazda Motor Corp.	1,281,418	0.3
3,700		Meiko Network Japan Co., Ltd.	42,928	0.0
1,800		Meiwa Estate Co., Ltd.	7,744	0.0
3,000		Misawa Homes Co., Ltd.	22,008	0.0
3,600		Mitsuba Corp.	55,656	0.0
75,500		Mitsubishi Motors Corp.	638,771	0.2
2,000		Mitsui Home Co., Ltd.	9,181	0.0
13,000	@	Mizuno Corp.	62,215	0.0
1,000		Monogatari Corp.	45,506	0.0
2,900		MOS Food Services, Inc.	78,234	0.0
2,700		Musashi Seimitsu Industry Co., Ltd.	55,064	0.0
1,800		Nakayamafuku Co., Ltd.	12,645	0.0
21,100		Namco Bandai Holdings, Inc.	445,782	0.1
4,800		Next Co. Ltd	58,826	0.0
18,600		NGK Spark Plug Co., Ltd.	489,709	0.1
19,600		NHK Spring Co., Ltd.	196,515	0.1
10,000		Nice Holdings, Inc.	14,322	0.0
4,300		Nifco, Inc.	199,156	0.1
1,300		Nihon Eslead Corp.	12,461	0.0
38,300		Nikon Corp.	512,970	0.2
50		Nippon Columbia Co. Ltd.	191	0.0
1,800		Nippon Felt Co., Ltd.	7,625	0.0
900		Nippon Piston Ring Co., Ltd.	15,186	0.0
18,500		Nippon Television Network Corp.	336,496	0.1
4,600		Nishimatsuya Chain Co., Ltd.	39,815	0.0
287,000		Nissan Motor Co., Ltd.	3,005,103	0.8
10,200		Nissan Shatai Co., Ltd.	109,762	0.0
11,000	L	Nissei Build Kogyo Co., Ltd.	35,678	0.0
2,900		Nissen Holdings Co., Ltd.	4,353	0.0
11,700		Nisshinbo Industries, Inc.	123,290	0.1
3,800		Nissin Kogyo Co., Ltd.	55,121	0.0
8,700		Nitori Co., Ltd.	730,642	0.2
10,300		NOK Corp.	240,617	0.1
2,800		Noritsu Koki Co., Ltd.	14,008	0.0
2,000		Ohashi Technica, Inc.	22,065	0.0
1,500		Ohsho Food Service Corp.	51,818	0.0
14,000		Onward Kashiyama Co., Ltd.	86,085	0.0
23,100		Oriental Land Co., Ltd.	1,397,468	0.4
4,300		Pacific Industrial Co., Ltd.	47,479	0.0
1,000		Pal Co., Ltd.	24,001	0.0
3,500		Paltac Corp.	62,199	0.0
8,000		PanaHome Corp.	60,438	0.0
233,250		Panasonic Corp.	2,364,575	0.6
2,600		Parco Co., Ltd.	23,850	0.0
4,400		Paris Miki Holdings, Inc.	17,105	0.0
1,100		PIA Corp.	21,504	0.0
1,200		Piolax, Inc.	67,826	0.0
33,700		Pioneer Corp.	92,773	0.0
1,900		Plenus Co., Ltd.	31,753	0.0
1,750		Adastria Co. Ltd	97,926	0.0
14,900		Press Kogyo Co., Ltd.	64,688	0.0
99,800		Rakuten, Inc.	1,149,472	0.3
1,300		Renaissance, Inc.	14,000	0.0
8,500		Resorttrust, Inc.	224,228	0.1
2,200		Right On Co., Ltd.	25,728	0.0
14,000		Riken Corp.	49,239	0.0
1,600		Ringer Hut Co., Ltd.	36,964	0.0
4,000		Rinnai Corp.	354,414	0.1

See Accompanying Notes to Financial Statements

30

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Consumer Discretionary: (continued)
3,940		Riso Kyoiku Co. Ltd.	11,567	0.0
10,000		Round One Corp.	45,158	0.0
3,700	L	Royal Holdings Co., Ltd.	68,715	0.0
2,400		Ryohin Keikaku Co., Ltd.	486,027	0.1
4,000		Sagami Chain Co., Ltd.	42,716	0.0
3,200		Saizeriya Co., Ltd.	80,310	0.0
9,000		Sakai Ovex Co., Ltd.	16,828	0.0
600		San Holdings, Inc.	7,543	0.0
12,000		Sanden Holdings Corp.	38,263	0.0
6,600		Sangetsu Co., Ltd.	120,467	0.0
5,700		Sankyo Co., Ltd.	212,768	0.1
4,700		Sankyo Seiko Co., Ltd.	18,181	0.0
6,000	L	Sanrio Co., Ltd.	140,960	0.1
811,000	L	Sansui Electric Co., Ltd.	–	–
10,000		Sanyo Electric Railway Co. Ltd	39,187	0.0
11,000		Sanyo Shokai Ltd.	26,245	0.0
5,200		Scroll Corp.	18,314	0.0
22,300		Sega Sammy Holdings, Inc.	208,580	0.1
14,000		Seiko Holdings Corp.	79,044	0.0
5,200		Seiren Co., Ltd.	56,161	0.0
50,000		Sekisui Chemical Co., Ltd.	652,813	0.2
73,500		Sekisui House Ltd.	1,235,811	0.3
4,500		Senshukai Co., Ltd.	29,831	0.0
178,000	L	Sharp Corp.	183,588	0.1
5,600		Shimachu Co., Ltd.	127,370	0.1
2,400		Shimamura Co., Ltd.	281,062	0.1
8,200		Shimano, Inc.	1,259,180	0.3
900		Shimojima Co., Ltd.	8,295	0.0
5,000		Shinyei Kaisha	6,392	0.0
5,000		Shiroki Corp.	15,758	0.0
1,400		Shobunsha Publications, Inc.	8,317	0.0
13,000		Shochiku Co., Ltd.	124,023	0.1
4,500		Showa Corp.	41,754	0.0
13,800		Sky Perfect Jsat Corp.	77,585	0.0
5,800		Skylark Co. Ltd.	74,942	0.0
143,612		Sony Corp.	3,529,523	0.9
1,900		St. Marc Holdings Co., Ltd.	52,798	0.0
15,000		Stanley Electric Co., Ltd.	329,064	0.1
6,400		Start Today Co. Ltd.	206,024	0.1
3,200		Starts Corp., Inc.	61,954	0.0
1,300		Studio Alice Co., Ltd.	22,937	0.0
5,000		Suminoe Textile Co., Ltd.	14,293	0.0
16,500		Sumitomo Forestry Co., Ltd.	222,636	0.1
19,900		Sumitomo Rubber Industries, Inc.	258,767	0.1
42,800		Suzuki Motor Corp.	1,300,427	0.4
7,000		T RAD Co., Ltd.	11,693	0.0
4,400		Tachi-S Co., Ltd.	70,061	0.0
2,500		Taiho Kogyo Co., Ltd.	30,118	0.0
1,600		Takamatsu Construction Group Co., Ltd.	34,199	0.0
30,000		Takashimaya Co., Ltd.	270,165	0.1
4,000	L	Takata Corp.	26,638	0.0
1,040		Take And Give Needs Co., Ltd.	6,280	0.0
2,000		Takihyo Co., Ltd.	8,315	0.0
1,600		Tamron Co., Ltd.	29,518	0.0
4,000		TBK Co., Ltd.	15,907	0.0
2,900		TPR Co., Ltd.	81,566	0.0
1,800		T-Gaia Corp.	20,481	0.0
3,900		Toa Corp./Hyogo	40,746	0.0
1,100		Toabo Corp.	5,854	0.0
7,000		Toei Co., Ltd.	68,523	0.0
14,500		Toho Co., Ltd.	401,247	0.1
6,000		Tokai Rika Co., Ltd.	147,676	0.1
3,000		Tokai Rubber Industries, Inc.	25,009	0.0
820		Token Corp.	63,293	0.0
12,200	L	Tokyo Broadcasting System, Inc.	193,162	0.1
2,250		Tokyo Derica Co. Ltd.	32,823	0.0
15,000		Tokyo Dome Corp.	76,460	0.0
19,000		Tokyotokeiba Co., Ltd.	42,478	0.0
8,300		Tomy Co., Ltd.	54,373	0.0
4,000		Nissan Tokyo Sales Holdings Co., Ltd.	10,201	0.0
4,000		Topre Corp.	91,747	0.0
3,200		Toridoll.corp	58,471	0.0
10,000		Toyo Tire & Rubber Co., Ltd.	197,338	0.1
7,200		Toyoda Gosei Co., Ltd.	163,562	0.1
7,300		Toyota Boshoku Corp.	146,930	0.1
18,700		Toyota Industries Corp.	999,953	0.3
252,260		Toyota Motor Corp.	15,533,924	4.0
4,700		TS Tech Co., Ltd.	121,558	0.0
9,350		TSI Holdings Co. Ltd.	63,856	0.0
1,600		Tsutsumi Jewelry Co., Ltd.	32,944	0.0
5,600		TV Asahi Corp.	96,669	0.0
2,200		Tv Tokyo Holdings Corp.	41,517	0.0
3,700		Unipres Corp.	83,586	0.0
2,800		United Arrows Ltd.	120,711	0.0
75,000		Unitika Ltd.	35,217	0.0
3,100	L	U-Shin Ltd.	19,001	0.0
26,000		USS Co., Ltd.	390,671	0.1
3,900		ValueCommerce Co. Ltd.	16,192	0.0
3,000		VT Holdings Co. Ltd.	17,845	0.0
13,000		Wacoal Holdings Corp.	155,461	0.1
2,600	L	WATAMI Co., Ltd.	17,228	0.0
1,400		Wowow, Inc.	35,359	0.0
2,500		Xebio Co., Ltd.	47,212	0.0
62,200		Yamada Denki Co., Ltd.	268,675	0.1
20,000	L	Yamada SxL Home Co. Ltd	13,375	0.0
15,000		Yamaha Corp.	362,316	0.1
28,900		Yamaha Motor Co., Ltd.	647,802	0.2
1,500		Yellow Hat Ltd.	30,772	0.0
6,500		Yokohama Reito Co., Ltd.	56,909	0.0
13,000	L	Yokohama Rubber Co., Ltd.	199,652	0.1
5,000		Yomiuri Land Co., Ltd.	16,601	0.0
2,600		Yorozu Corp.	59,169	0.0
5,600		Yoshinoya D&C Co., Ltd.	72,416	0.0
2,400		Zenrin Co., Ltd.	48,801	0.0
11,100	L	Zensho Holdings Co., Ltd.	139,625	0.1
			78,194,428	20.2

		Consumer Staples: 8.6%
3,700		Aderans Co. Ltd.	25,506	0.0
82,945		Aeon Co., Ltd.	1,277,984	0.3
2,300		Aeon Hokkaido Corp.	10,518	0.0

See Accompanying Notes to Financial Statements

31

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Consumer Staples: (continued)
2,500		Ain Pharmaciez, Inc.	119,196	0.0
49,000		Ajinomoto Co., Inc.	1,160,111	0.3
3,000		Arcs Co., Ltd.	66,123	0.0
2,000		Ariake Japan Co., Ltd.	110,647	0.0
2,300		Artnature, Inc.	20,203	0.0
42,800		Asahi Group Holdings, Ltd.	1,339,829	0.4
1,200		Belc Co., Ltd.	43,823	0.0
8,600		Calbee, Inc.	363,170	0.1
2,100		Cawachi Ltd.	40,949	0.0
3,300		Chubu Shiryo Co., Ltd.	26,581	0.0
8,070		Coca-Cola Central Japan Co., Ltd.	129,957	0.0
7,900		Coca-Cola West Co., Ltd.	159,903	0.1
2,220		Cocokara Fine Holdings, Inc.	99,667	0.0
1,000	L	Cosmos Pharmaceutical Corp.	157,645	0.1
2,700		Create SD Holdings	66,076	0.0
800		Daikokutenbussan Co., Ltd.	30,145	0.0
2,700		Ci:z Holdings Co. Ltd	46,627	0.0
1,300		Dydo Drinco, Inc.	60,446	0.0
7,900	L	Euglena Co. Ltd.	118,025	0.0
5,300		Ezaki Glico Co., Ltd.	286,326	0.1
6,300		FamilyMart Co., Ltd.	293,170	0.1
4,600		Fancl Corp.	63,626	0.0
16,380		Feed One Holdings Co. Ltd.	17,951	0.0
5,500		Fuji Oil Co., Ltd.	89,319	0.0
2,000		Fujicco Co., Ltd.	34,936	0.0
19,000		Fujiya Co., Ltd.	30,301	0.0
400	L	Genky Stores, Inc.	12,668	0.0
1,700		Harashin Narus Holdings Co., Ltd.	57,071	0.0
12,000	L	Hayashikane Sangyo Co., Ltd.	11,484	0.0
3,800		Heiwado Co., Ltd.	83,397	0.0
2,400		Hokuto Corp.	46,214	0.0
7,900		House Foods Corp.	155,976	0.1
3,300		Inageya Co., Ltd.	35,836	0.0
7,200		Ito En Ltd.	185,224	0.1
500		Itochu-Shokuhin Co., Ltd.	17,280	0.0
12,000	@	Itoham Foods, Inc.	69,526	0.0
134,800		Japan Tobacco, Inc.	4,949,016	1.3
12,000		J-Oil Mills, Inc.	34,824	0.0
8,200	L	Kagome Co., Ltd.	143,517	0.1
1,100		Kameda Seika Co. Ltd.	46,993	0.0
57,400		Kao Corp.	2,949,714	0.8
2,800		Kato Sangyo Co., Ltd.	64,780	0.0
11,500		Kewpie Corp.	284,071	0.1
2,600		KEY Coffee, Inc.	41,504	0.0
17,000		Kikkoman Corp.	589,006	0.2
92,700		Kirin Brewery Co., Ltd.	1,258,601	0.3
3,300		Kobayashi Pharmaceutical Co., Ltd.	271,028	0.1
2,200		Kobe Bussan Co. Ltd.	69,743	0.0
3,500		Kose Corp.	323,613	0.1
1,700		Kusuri No Aoki Co. Ltd.	82,978	0.0
18,000		Kyokuyo Co. Ltd.	41,318	0.0
7,600		Lawson, Inc.	616,899	0.2
1,100		Life Corp.	27,163	0.0
25,000		Lion Corp.	235,251	0.1
2,100		Mandom Corp.	84,690	0.0
13,000	@	Marudai Food Co., Ltd.	50,099	0.0
4,900		Maruha Nichiro Corp.	86,440	0.0
4,300		Matsumotokiyoshi Holdings Co., Ltd.	219,423	0.1
5,400		Megmilk Snow Brand Co., Ltd.	138,859	0.1
13,500		MEIJI Holdings Co., Ltd.	1,115,095	0.3
700		Meito Sangyo Co., Ltd.	7,822	0.0
1,512		Milbon Co., Ltd.	61,735	0.0
1,800		Ministop Co., Ltd.	34,896	0.0
1,700		Mitsubishi Shokuhin Co. Ltd.	41,759	0.0
11,000		Mitsui Sugar Co., Ltd.	49,518	0.0
15,000		Miyoshi Oil & Fat Co., Ltd.	16,823	0.0
22,000		Morinaga & Co., Ltd.	115,733	0.0
22,000		Morinaga Milk Industry Co., Ltd.	100,218	0.0
3,000		Morozoff Ltd.	10,878	0.0
3,000		Nagatanien Co., Ltd.	26,868	0.0
8,000		Nakamuraya Co., Ltd.	31,339	0.0
1,000		Natori Co., Ltd.	14,382	0.0
25,000		Nichirei Corp.	184,209	0.1
620	L	Nihon Chouzai Co., Ltd.	24,512	0.0
18,000		Nippon Beet Sugar Manufacturing Co., Ltd.	30,291	0.0
13,000		Nippon Flour Mills Co., Ltd.	93,263	0.0
17,000		NH Foods Ltd.	333,198	0.1
28,600		Nippon Suisan Kaisha Ltd.	160,063	0.1
15,000		Nisshin Oillio Group Ltd.	61,105	0.0
25,045		Nisshin Seifun Group, Inc.	409,098	0.1
9,600		Nissin Food Products Co., Ltd.	509,411	0.1
1,000		Noevir Holdings Co. Ltd.	28,888	0.0
9,000		Oenon Holdings, Inc.	16,697	0.0
1,000		OIE Sangyo Co., Ltd.	7,559	0.0
4,000		Okuwa Co., Ltd.	36,814	0.0
11,600		Pigeon Corp.	281,417	0.1
2,300		Pola Orbis Holdings, Inc.	151,590	0.1
17,000		Prima Meat Packers Ltd.	45,679	0.0
1,700		Rock Field Co., Ltd.	41,617	0.0
1,100		S Foods, Inc.	19,263	0.0
3,800		Sakata Seed Corp.	89,791	0.0
1,400		San-A Co., Ltd.	62,815	0.0
36,000	L	Sapporo Holdings Ltd.	158,039	0.1
84,100		Seven & I Holdings Co., Ltd.	3,850,482	1.0
39,000	@	Shiseido Co., Ltd.	809,197	0.2
11,000		Showa Sangyo Co., Ltd.	41,999	0.0
1,200		Sogo Medical Co., Ltd.	44,187	0.0
2,400		ST Corp.	22,585	0.0
1,300		Starzen Co., Ltd.	37,077	0.0
3,800		Sugi Holdings Co., Ltd.	209,656	0.1
4,400		Sundrug Co., Ltd.	282,906	0.1
15,600		Suntory Beverage & Food Ltd.	682,908	0.2
17,200		Takara Holdings, Inc.	130,719	0.0
4,000		Tobu Store Co., Ltd.	10,118	0.0
1,400		Toho Co., Ltd./Hyogo	28,636	0.0
2,900		Torigoe Co., Ltd.	18,143	0.0
11,200		Toyo Suisan Kaisha Ltd.	390,349	0.1
4,300		Tsuruha Holdings, Inc.	372,578	0.1
43,500		Uni-Charm Corp.	888,343	0.2

See Accompanying Notes to Financial Statements

32

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Consumer Staples: (continued)
7,080		United Super Markets Holdings, Inc.	60,377	0.0
21,300		UNY Co., Ltd.	133,846	0.0
4,600		Valor Co., Ltd.	108,488	0.0
1,600		Warabeya Nichiyo Co., Ltd.	30,332	0.0
1,820		Welcia Holdings Co. Ltd.	100,866	0.0
1,500		Yaizu Suisankagaku Industry Co., Ltd.	12,905	0.0
12,300		Yakult Honsha Co., Ltd.	602,020	0.2
14,000		Yamatane Corp.	21,242	0.0
230		Yamaya Corp.	4,155	0.0
16,000		Yamazaki Baking Co., Ltd.	359,773	0.1
2,300		Yaoko Co., Ltd.	96,502	0.0
1,000		Yomeishu Seizo Co., Ltd.	16,826	0.0
1,000	@	Yonekyu Corp.	20,963	0.0
			33,333,529	8.6

		Energy: 0.8%
9,600		AOC Holdings, Inc.	28,042	0.0
5,300		Cosmo Energy Holdings Co. Ltd.	71,180	0.0
10,500		Idemitsu Kosan Co., Ltd.	167,655	0.0
121,900		Inpex Corp.	1,188,392	0.3
5,700		Itochu Enex Co., Ltd.	43,606	0.0
700	L	Japan Drilling Co. Ltd.	15,322	0.0
4,000		Japan Oil Transportation Co., Ltd.	8,042	0.0
2,900		Japan Petroleum Exploration Co.	77,886	0.0
240,310		JX Holdings, Inc.	1,008,601	0.3
3,800		Mitsuuroko Co., Ltd.	18,727	0.0
2,300		Modec, Inc.	31,989	0.0
24,400		Nippon Coke & Engineering Co., Ltd.	20,349	0.0
2,600	L	Nippon Gas Co., Ltd.	63,677	0.0
1,000		Sala Corp.	5,643	0.0
7,000		San-Ai Oil Co., Ltd.	57,082	0.0
5,100		Shinko Plantech Co., Ltd.	41,865	0.0
21,900		Showa Shell Sekiyu KK	178,708	0.1
5,000		Sinanen Holdings Co., Ltd.	19,596	0.0
32,000		TonenGeneral Sekiyu KK	270,144	0.1
9,000		Toyo Kanetsu K K	19,463	0.0
			3,335,969	0.8

		Financials: 17.5%
32,000		77 Bank Ltd.	172,283	0.1
40,500		Acom Co., Ltd.	190,715	0.1
13,400		AEON Financial Service Co., Ltd.	299,339	0.1
13,170		Aeon Mall Co., Ltd.	225,893	0.1
700		Aichi Bank Ltd.	37,277	0.0
35,700	L	Aiful Corp.	116,880	0.0
3,700		Airport Facilities Co., Ltd.	17,608	0.0
16,000		Akita Bank Ltd.	55,112	0.0
1,700		Anicom Holdings, Inc.	45,307	0.0
18,000		Aomori Bank Ltd.	57,722	0.0
129,000		Aozora Bank Ltd.	450,187	0.1
9,400		Ashikaga Holdings Co. Ltd.	36,637	0.0
15,000		Awa Bank Ltd.	87,399	0.0
1,300		Bank of Iwate Ltd.	54,125	0.0
38,000	L	Bank of Kyoto Ltd.	352,399	0.1
16,000	L	Bank of Nagoya Ltd.	58,575	0.0
1,500		Bank of Okinawa Ltd.	57,789	0.0
16,000		Bank of Saga Ltd.	35,787	0.0
5,000		Bank of the Ryukyus Ltd.	70,389	0.0
135,000		Bank of Yokohama Ltd.	827,496	0.2
4,900		Century Leasing System, Inc.	175,036	0.1
78,000		Chiba Bank Ltd.	553,506	0.2
8,200		Chiba Kogyo Bank Ltd.	45,666	0.0
14,600		Chugoku Bank Ltd.	194,819	0.1
8,000		Chukyo Bank Ltd.	15,273	0.0
15,700		Credit Saison Co., Ltd.	309,325	0.1
4,800		Daibiru Corp.	39,541	0.0
129,000		Dai-ichi Life Insurance Co., Ltd.	2,146,262	0.6
31,000		Daikyo, Inc.	50,283	0.0
12,000		Daisan Bank Ltd.	17,662	0.0
26,000		Daishi Bank Ltd.	114,704	0.0
13,000		Daito Bank Ltd.	22,571	0.0
8,500		Daito Trust Construction Co., Ltd.	981,839	0.3
67,360		Daiwa House Industry Co., Ltd.	1,936,354	0.5
191,000		Daiwa Securities Group, Inc.	1,167,716	0.3
1,100		eGuarantee, Inc.	23,654	0.0
17,000		Ehime Bank Ltd.	35,685	0.0
14,000		Eighteenth Bank Ltd.	40,920	0.0
11,800		FIDEA Holdings Co., Ltd.	26,518	0.0
6,800		Financial Products Group Co. Ltd.	53,074	0.0
22,000		Fukui Bank Ltd.	42,741	0.0
83,000		Fukuoka Financial Group, Inc.	411,565	0.1
34,000		Fukushima Bank Ltd.	27,260	0.0
1,900		Fuyo General Lease Co., Ltd.	89,476	0.0
2,000		GCA Savvian Corp.	20,507	0.0
1,720		Goldcrest Co., Ltd.	31,219	0.0
45,000		Gunma Bank Ltd.	261,641	0.1
36,000		Hachijuni Bank Ltd.	220,320	0.1
5,100		Heiwa Real Estate Co., Ltd.	55,806	0.0
8,000		Higashi-Nippon Bank Ltd.	26,442	0.0
60,000		Hiroshima Bank Ltd.	341,027	0.1
4,600		Hitachi Capital Corp.	123,592	0.0
22,000		Hokkoku Bank Ltd.	73,023	0.0
28,000		Hokuetsu Bank Ltd.	59,049	0.0
138,000		Hokugin Financial Group, Inc.	281,319	0.1
17,000		Hyakugo Bank Ltd.	82,636	0.0
19,000		Hyakujushi Bank Ltd.	70,630	0.0
3,500		IBJ Leasing Co., Ltd.	71,342	0.0
4,500		Ichiyoshi Securities Co., Ltd.	41,202	0.0
2,500	@	IwaiCosmo Holdings, Inc.	28,819	0.0
21,500		Iyo Bank Ltd.	208,887	0.1
14,000		Jaccs Co., Ltd.	51,132	0.0
3,000		Jafco Co., Ltd.	116,950	0.0
1,999		Japan Asia Investment Co., Ltd.	5,521	0.0

See Accompanying Notes to Financial Statements

33

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
38,400		Japan Post Bank Co. Ltd.	559,092	0.1
47,400		Japan Post Holdings Co. Ltd.	735,480	0.2
5,700		Japan Post Insurance Co. Ltd.	147,722	0.0
8,111		Japan Securities Finance Co., Ltd.	41,347	0.0
25,400		Jimoto Holdings, Inc.	42,093	0.0
1,400		Jowa Holdings Co. Ltd	56,257	0.0
73,000		Joyo Bank Ltd.	345,206	0.1
25,000		Juroku Bank Ltd.	98,920	0.0
16,400		kabu.com Securities Co., Ltd.	51,194	0.0
2,700		Kansai Urban Banking Corp.	30,259	0.0
4,200		Keihanshin Building Co. Ltd.	23,585	0.0
15,000		Keiyo Bank Ltd.	71,029	0.0
30,800		Kenedix, Inc.	110,620	0.0
800		Kita-Nippon Bank Ltd.	21,927	0.0
8,000		Kiyo Bank Ltd./The	115,427	0.0
7,000	L	Kosei Securities Co., Ltd.	9,992	0.0
3,700		Kyokuto Securities Co., Ltd.	46,642	0.0
28,320		Kyushu Financial Group, Inc.	199,568	0.1
25,600		Leopalace21 Corp.	138,566	0.1
6,400		Marusan Securities Co., Ltd.	67,065	0.0
10,400	L	Matsui Securities Co., Ltd.	95,277	0.0
17,000		Michinoku Bank Ltd.	28,754	0.0
15,000		Mie Bank Ltd.	33,203	0.0
23,000		Minato Bank Ltd.	37,936	0.0
12,100		Mito Securities Co., Ltd.	40,982	0.0
150,000		Mitsubishi Estate Co., Ltd.	3,119,000	0.8
1,612,300		Mitsubishi UFJ Financial Group, Inc.	9,986,988	2.6
52,000		Mitsubishi UFJ Lease & Finance Co., Ltd.	267,604	0.1
107,000		Mitsui Fudosan Co., Ltd.	2,685,474	0.7
60,211		MS&AD Insurance Group Holdings, Inc.	1,765,668	0.5
12,000		Miyazaki Bank Ltd.	38,431	0.0
2,832,700		Mizuho Financial Group, Inc.	5,665,401	1.5
800		Mone Square Holdings, Inc.	9,656	0.0
26,400		Monex Beans Holdings, Inc.	68,596	0.0
3,300		Musashino Bank Ltd.	120,354	0.0
6,000		Nagano Bank Ltd.	10,274	0.0
22,000		Nanto Bank Ltd.	68,910	0.0
67,000		Nishi-Nippon City Bank Ltd.	176,589	0.1
44,850		NKSJ Holdings, Inc.	1,472,636	0.4
388,900		Nomura Holdings, Inc.	2,166,194	0.6
12,700		Nomura Real Estate Holdings, Inc.	235,613	0.1
30,700		North Pacific Bank Ltd.	105,970	0.0
13,000		NTT Urban Development Corp.	124,908	0.0
27,000		Ogaki Kyoritsu Bank Ltd.	108,857	0.0
14,000		Oita Bank Ltd.	54,450	0.0
16,000		Okasan Securities Group, Inc.	91,097	0.0
3,300		Open House Co. Ltd.	63,371	0.0
59,100		Orient Corp.	123,964	0.0
142,800		ORIX Corp.	2,003,265	0.5
59,100		Osaka Securities Exchange Co. Ltd.	923,838	0.3
1,800		Pocket Card Co., Ltd.	8,213	0.0
700		Relo Holdings, Inc.	84,494	0.0
235,700		Resona Holdings, Inc.	1,144,615	0.3
1,800		Ricoh Leasing Co., Ltd.	55,915	0.0
12,000		San-In Godo Bank Ltd.	97,594	0.0
25,160		Softbank Investment Corp.	271,499	0.1
15,930		Senshu Ikeda Holdings, Inc.	65,669	0.0
70,700		Seven Bank Ltd.	310,055	0.1
20,000	L	Shiga Bank Ltd.	99,951	0.0
13,000		Shikoku Bank Ltd.	29,442	0.0
1,200		Shimizu Bank Ltd.	29,433	0.0
177,000		Shinsei Bank Ltd.	325,731	0.1
59,000		Shizuoka Bank Ltd.	572,184	0.2
42,800		Hulic Co. Ltd.	375,807	0.1
19,500		Sony Financial Holdings, Inc.	348,801	0.1
159,352		Sumitomo Mitsui Financial Group, Inc.	6,014,112	1.6
422,440		Sumitomo Mitsui Trust Holdings, Inc.	1,599,920	0.4
1,920		Sumitomo Real Estate Sales Co., Ltd.	44,012	0.0
48,000		Sumitomo Realty & Development Co., Ltd.	1,370,049	0.4
2,300		Sun Frontier Fudousan Co., Ltd.	16,876	0.0
21,400		Suruga Bank Ltd.	441,024	0.1
73,700		T&D Holdings, Inc.	972,363	0.3
7,000		Taiko Bank Ltd.	14,398	0.0
8,000		Takara Leben Co., Ltd.	44,394	0.0
6,000		TOC Co., Ltd.	52,554	0.0
10,000		Tochigi Bank Ltd.	57,034	0.0
16,000		Toho Bank Ltd.	57,162	0.0
18,000		Tohoku Bank Ltd.	23,865	0.0
24,100		Tokai Tokyo Financial Holdings	146,375	0.1
81,500		Tokio Marine Holdings, Inc.	3,147,907	0.8
5,000		Tokyo Rakutenchi Co., Ltd.	21,133	0.0
23,000		Tokyo Tatemono Co., Ltd.	250,328	0.1
16,000		Tokyo Theatres Co., Inc.	17,886	0.0
2,328		Tokyo TY Financial Group, Inc.	77,914	0.0
49,596		Tokyu Fudosan Holdings Corp.	310,861	0.1
11,000		Tomato Bank Ltd.	16,024	0.0
15,600		TOMONY Holdings, Inc.	59,394	0.0
3,600		Tosei Corp.	22,712	0.0
6,000		Tottori Bank Ltd.	10,754	0.0
43,000		Towa Bank Ltd.	38,333	0.0
11,000		Toyo Securities Co., Ltd.	33,991	0.0
10,300		Tsukuba Bank Ltd.	34,339	0.0
14,000		Yamagata Bank Ltd.	54,402	0.0
19,000	L	Yamaguchi Financial Group, Inc.	225,097	0.1

See Accompanying Notes to Financial Statements

34

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
12,000		Yamanashi Chuo Bank Ltd.	61,331	0.0
5,400		Zenkoku Hosho Co. Ltd.	178,380	0.1
			67,781,011	17.5

		Health Care: 7.0%
23,900		Alfresa Holdings Corp.	472,032	0.1
1,600		As One Corp.	61,283	0.0
2,200		ASKA Pharmaceutical Co., Ltd.	27,097	0.0
239,600		Astellas Pharma, Inc.	3,410,889	0.9
1,600		BML, Inc.	47,924	0.0
21,400		Chugai Pharmaceutical Co., Ltd.	745,932	0.2
1,400	L	CMIC Co., Ltd.	17,830	0.0
900		Create Medic Co., Ltd.	6,971	0.0
72,000		Daiichi Sankyo Co., Ltd.	1,486,059	0.4
2,700	L	Daiken Medical Co. Ltd	22,998	0.0
15,400	L	Dainippon Sumitomo Pharma Co., Ltd.	181,434	0.0
1,560		Daito Pharmaceutical Co. Ltd.	44,904	0.0
2,500		Eiken Chemical Co., Ltd.	46,127	0.0
26,300		Eisai Co., Ltd.	1,739,766	0.5
2,100		EPS Holdings, Inc.	23,136	0.0
1,800		FALCO HOLDINGS Co. Ltd.	21,937	0.0
14,000		Fuso Pharmaceutical Industries Ltd.	32,430	0.0
6,200		Hisamitsu Pharmaceutical Co., Inc.	260,293	0.1
1,500		Hogy Medical Co., Ltd.	75,478	0.0
1,400		JCR Pharmaceuticals Co. Ltd.	30,439	0.0
9,000		Jeol Ltd.	58,477	0.0
3,700		Kaken Pharmaceutical Co., Ltd.	252,833	0.1
4,100		Kissei Pharmaceutical Co., Ltd.	102,833	0.0
5,100		Kyorin Co., Ltd.	106,264	0.0
25,000		Kyowa Hakko Kogyo Co., Ltd.	393,366	0.1
18,800		M3, Inc.	389,803	0.1
2,500		Mani, Inc.	48,237	0.0
20,400		Medipal Holdings Corp.	347,698	0.1
5,700		Miraca Holdings, Inc.	250,809	0.1
25,000		Mitsubishi Tanabe Pharma Corp.	430,716	0.1
1,400		Mochida Pharmaceutical Co., Ltd.	99,210	0.0
2,700		Nagaileben Co., Ltd.	46,256	0.0
5,000		Nichii Gakkan Co.	36,387	0.0
5,250		Nichi-iko Pharmaceutical Co., Ltd.	125,108	0.0
9,300		Nihon Kohden Corp.	224,957	0.1
6,500	@	Nikkiso Co., Ltd.	51,392	0.0
5,000		Nippon Chemiphar Co., Ltd.	25,412	0.0
5,000		Nippon Shinyaku Co., Ltd.	184,771	0.1
14,500		Nipro Corp.	158,558	0.0
1,400		Nissui Pharmaceutical Co., Ltd.	16,522	0.0
30,700		Olympus Corp.	1,208,618	0.3
9,700		Ono Pharmaceutical Co., Ltd.	1,729,623	0.5
45,900		Otsuka Holdings Co. Ltd.	1,630,778	0.4
1,900		Paramount Bed Holdings Co. Ltd.	67,415	0.0
10,500		Rohto Pharmaceutical Co., Ltd.	209,482	0.1
39,300		Santen Pharmaceutical Co., Ltd.	647,012	0.2
3,500		Sawai Pharmaceutical Co., Ltd.	239,617	0.1
3,700		Seikagaku Corp.	55,131	0.0
2,600		Shin Nippon Biomedical Laboratories Ltd.	8,910	0.0
31,200		Shionogi & Co., Ltd.	1,411,183	0.4
4,100		Ship Healthcare Holdings, Inc.	101,514	0.0
9,230		Suzuken Co., Ltd.	350,760	0.1
15,900		Sysmex Corp.	1,019,901	0.3
1,500	L	Taiko Pharmaceutical Co. Ltd.	22,674	0.0
5,200		Taisho Pharmaceutical Holdings Co. Ltd.	367,253	0.1
83,700		Takeda Pharmaceutical Co., Ltd.	4,173,237	1.1
31,400		Terumo Corp.	973,194	0.3
6,700		Toho Holdings Co., Ltd.	162,861	0.0
1,100		Tokai Corp./Gifu	31,511	0.0
1,400		Torii Pharmaceutical Co., Ltd.	32,109	0.0
1,000		Towa Pharmaceutical Co., Ltd.	62,185	0.0
3,000		Tsukui Corp.	33,015	0.0
6,800		Tsumura & Co.	188,827	0.1
5,300		Vital KSK Holdings, Inc.	43,163	0.0
4,000		ZERIA Pharmaceutical Co., Ltd.	53,051	0.0
			26,927,592	7.0

		Industrials: 20.5%
3,600		Advan Co., Ltd.	32,575	0.0
1,800		Aeon Delight Co., Ltd.	57,749	0.0
6,900		Aica Kogyo Co., Ltd.	135,588	0.1
4,800		Aichi Corp.	31,816	0.0
4,400		Aida Engineering Ltd.	45,350	0.0
378,000		All Nippon Airways Co., Ltd.	1,090,570	0.3
31,800		Amada Holdings Co., Ltd.	303,457	0.1
3,000		Anest Iwata Corp.	25,451	0.0
6,000		Arrk Corp.	5,433	0.0
6,700		Asahi Diamond Industrial Co., Ltd.	71,648	0.0
114,000		Asahi Glass Co., Ltd.	653,089	0.2
3,600		Asahi Kogyosha Co., Ltd.	14,735	0.0
9,000		Asanuma Corp.	23,112	0.0
1,500		Asunaro Aoki Construction Co., Ltd.	10,006	0.0
10,000		Bando Chemical Industries Ltd.	41,740	0.0
6,700		Bunka Shutter Co., Ltd.	56,717	0.0
20,000		Central Glass Co., Ltd.	91,731	0.0
18,300		Central Japan Railway Co.	3,248,871	0.9
1,800		Central Security Patrols Co., Ltd.	27,184	0.0
17,000		Chiyoda Corp.	129,091	0.0

See Accompanying Notes to Financial Statements

35

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
1,300		Chiyoda Integre Co., Ltd.	30,287	0.0
3,200		Chudenko Corp.	70,529	0.0
13,000		Chugai Ro Co., Ltd.	25,219	0.0
7,600		CKD Corp.	75,542	0.0
10,700		COMSYS Holdings Corp.	150,451	0.1
4,000		Cosel Co., Ltd.	36,040	0.0
2,100		CTI Engineering Co., Ltd.	21,472	0.0
61,000		Dai Nippon Printing Co., Ltd.	603,207	0.2
4,000		Dai-Dan Co., Ltd.	28,047	0.0
10,900		Daifuku Co., Ltd.	185,617	0.1
14,000		Daihen Corp.	65,925	0.0
7,000	L	Daiho Corp.	33,342	0.0
7,000		Daiichi Jitsugyo Co., Ltd.	31,291	0.0
29,800		Daikin Industries Ltd.	2,170,086	0.6
3,500		Daiseki Co., Ltd.	55,794	0.0
4,800		Daiwa Industries Ltd.	37,444	0.0
2,400		Denyo Co., Ltd.	37,469	0.0
900		Dream Incubator, Inc.	20,303	0.0
6,600		Duskin Co., Ltd.	120,082	0.0
37,300		East Japan Railway Co.	3,512,390	0.9
45,000		Ebara Corp.	213,847	0.1
700		Ebara Jitsugyo Co. Ltd.	8,429	0.0
700		Endo Lighting Corp.	7,182	0.0
20,900		Fanuc Ltd.	3,600,858	0.9
25,600	L	Fudo Tetra Corp.	29,967	0.0
57,000		Fuji Electric Holdings Co., Ltd.	239,051	0.1
6,300		Fuji Machine Manufacturing Co., Ltd.	66,228	0.0
32,000		Fujikura Ltd.	172,846	0.1
5,600		Fujitec Co., Ltd.	57,325	0.0
4,000		Fukuda Corp.	40,959	0.0
1,600		Fukushima Industries Corp.	37,807	0.0
10,000	L	Fukuyama Transporting Co., Ltd.	49,634	0.0
2,500		FULLCAST Holdings Co., Ltd.	15,383	0.0
3,840		Funai Soken Holdings, Inc.	54,703	0.0
31,000		Furukawa Co., Ltd.	63,675	0.0
68,000		Furukawa Electric Co., Ltd.	143,936	0.1
3,000		Futaba Corp.	40,291	0.0
1,000		Gakujo Co., Ltd.	10,148	0.0
1,100		Gecoss Corp.	9,418	0.0
6,800		Glory Ltd.	208,772	0.1
41,000		GS Yuasa Corp.	152,373	0.1
2,300		Hamakyorex Co., Ltd.	42,883	0.0
137,000		Hankyu Hanshin Holdings, Inc.	890,485	0.2
19,000		Hanwa Co., Ltd.	82,048	0.0
15,800		Hazama Ando Corp.	85,196	0.0
4,100		Hibiya Engineering Ltd.	56,193	0.0
29,600		Hino Motors Ltd.	342,101	0.1
3,400		Hisaka Works Ltd.	27,084	0.0
10,100		Hitachi Construction Machinery Co., Ltd.	157,078	0.1
3,900		Hitachi Transport System Ltd.	68,009	0.0
14,600		Hitachi Zosen Corp.	80,146	0.0
3,200		Hokuetsu Industries Co. Ltd.	21,598	0.0
4,400		Hoshizaki Electric Co., Ltd.	273,527	0.1
5,000		Hosokawa Micron Corp.	25,550	0.0
2,000		Howa Machinery Ltd.	10,726	0.0
3,000		Ichinen Holdings Co., Ltd.	28,710	0.0
3,900		Idec Corp.	35,229	0.0
148,000		IHI Corp.	408,554	0.1
13,900		Iino Kaiun Kaisha Ltd.	57,499	0.0
2,800		Inaba Denki Sangyo Co., Ltd.	89,463	0.0
2,200		Inaba Seisakusho Co., Ltd.	23,617	0.0
6,600		Inabata & Co., Ltd.	66,627	0.0
1,330		Inui Warehouse Co. Ltd.	10,514	0.0
33,000	@,L	Iseki & Co., Ltd.	51,481	0.0
158,800		Itochu Corp.	1,878,358	0.5
5,800		Itoki Corp.	41,230	0.0
6,000		Iwasaki Electric Co., Ltd.	12,231	0.0
23,000	L	Iwatani International Corp.	118,743	0.0
38,900		Japan Airlines Co. Ltd.	1,392,344	0.4
6,500	L	Japan Airport Terminal Co., Ltd.	287,749	0.1
5,950		Japan Bridge Corp.	11,908	0.0
16,000		Japan Pulp & Paper Co., Ltd.	44,496	0.0
34,000		Japan Steel Works Ltd.	119,354	0.0
7,000		Japan Transcity Corp.	26,115	0.0
23,000		JGC Corp.	352,043	0.1
2,600		JK Holdings Co., Ltd.	10,791	0.0
30,070		LIXIL Group Corp.	667,846	0.2
22,000		JTEKT Corp.	360,098	0.1
4,100	L	Juki Corp.	36,572	0.0
101,000		Kajima Corp.	601,096	0.2
25,000		Kamigumi Co., Ltd.	215,245	0.1
2,000		Kanaden Corp.	16,343	0.0
3,000		Kanagawa Chuo Kotsu Co., Ltd.	17,923	0.0
3,500		Kanamoto Co., Ltd.	88,514	0.0
10,000		Kandenko Co., Ltd.	67,098	0.0
42,000		Kanematsu Corp.	70,658	0.0
3,400		Katakura Industries Co., Ltd.	36,524	0.0
6,000		Kato Works Co., Ltd.	26,172	0.0
500		Kawada Technologies, Inc.	15,618	0.0
149,000		Kawasaki Heavy Industries Ltd.	551,284	0.2
91,000		Kawasaki Kisen Kaisha Ltd.	194,812	0.1
45,000		Keihan Electric Railway Co., Ltd.	301,376	0.1
56,000		Keihin Electric Express Railway Co., Ltd.	462,742	0.1
57,000		Keio Corp.	492,236	0.1
31,000		Keisei Electric Railway Co., Ltd.	395,506	0.1
3,300		Kimura Chemical Plants Co., Ltd.	11,874	0.0
900		Kimura Unity Co., Ltd.	9,781	0.0
14,400		Kinden Corp.	183,616	0.1
2,000		King Jim Co., Ltd.	13,455	0.0
3,000		Kinki Sharyo Co., Ltd.	9,859	0.0

See Accompanying Notes to Financial Statements

36

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
208,000		Kintetsu Group Holdings Co., Ltd.	845,684	0.2
4,000		Kintetsu World Express, Inc.	70,389	0.0
14,000		Kitagawa Iron Works Co., Ltd.	30,934	0.0
8,000		Kitano Construction Corp.	20,806	0.0
2,200		Kito Corp.	19,686	0.0
7,700		Kitz Corp.	34,587	0.0
4,000		Kobe Electric Railway Co. Ltd	12,013	0.0
11,100		Kokuyo Co., Ltd.	120,019	0.0
3,950		Komai Tekko, Inc.	8,006	0.0
105,600		Komatsu Ltd.	1,727,875	0.5
900		Komatsu Wall Industry Co., Ltd.	15,427	0.0
6,100		Komori Corp.	71,372	0.0
3,700		Konoike Transport Co. Ltd.	48,931	0.0
800		KRS Corp.	18,468	0.0
103,000	@	Kubota Corp.	1,591,211	0.4
27,000		Kumagai Gumi Co., Ltd.	77,519	0.0
12,000		Kurita Water Industries Ltd.	251,297	0.1
4,400		Kuroda Electric Co., Ltd.	81,288	0.0
11,000		Kyodo Printing Co., Ltd.	30,485	0.0
5,700		Kyokuto Kaihatsu Kogyo Co. Ltd.	63,257	0.0
8,800		Kyowa Exeo Corp.	90,346	0.0
4,000		Kyudenko Corp.	71,651	0.0
6,000		Mabuchi Motor Co., Ltd.	325,169	0.1
15,000		Maeda Corp.	101,348	0.0
3,400		Maeda Kosen Co. Ltd	31,054	0.0
7,000	@	Maeda Road Construction Co., Ltd.	117,342	0.0
1,600		Maezawa Kasei Industries Co., Ltd.	15,130	0.0
600		Maezawa Kyuso Industries Co., Ltd.	7,681	0.0
10,000		Makino Milling Machine Co., Ltd.	75,243	0.0
13,400		Makita Corp.	772,197	0.2
188,100		Marubeni Corp.	967,040	0.3
700		Maruka Machinery Co. Ltd.	10,529	0.0
10,000		Maruzen Showa Unyu Co., Ltd.	35,731	0.0
1,500		Matsuda Sangyo Co., Ltd.	17,878	0.0
4,000		Matsui Construction Co., Ltd.	24,429	0.0
4,000		Max Co., Ltd.	41,246	0.0
19,000		Meidensha Corp.	76,520	0.0
6,000		Meisei Industrial Co. Ltd.	24,871	0.0
2,900		Meitec Corp.	99,308	0.0
2,400		Meiwa Corp.	8,394	0.0
31,000		Minebea Co., Ltd.	265,421	0.1
8,410		Mirait Holdings Corp.	69,289	0.0
23,000		MISUMI Group, Inc.	317,714	0.1
151,700		Mitsubishi Corp.	2,523,244	0.7
212,000		Mitsubishi Electric Corp.	2,225,331	0.6
352,000		Mitsubishi Heavy Industries Ltd.	1,539,121	0.4
15,000		Mitsubishi Logistics Corp.	197,643	0.1
9,000	L	Mitsubishi Kakoki Kaisha Ltd.	17,815	0.0
1,600		Mitsubishi Pencil Co., Ltd.	73,900	0.0
6,000		Mitsuboshi Belting Co., Ltd.	47,831	0.0
177,200		Mitsui & Co., Ltd.	2,105,497	0.6
83,000		Mitsui Engineering & Shipbuilding Co., Ltd.	136,639	0.1
17,000		Mitsui Matsushima Co., Ltd.	18,270	0.0
103,000		Mitsui OSK Lines Ltd.	259,795	0.1
13,000		Mitsui-Soko Co., Ltd.	36,802	0.0
10,000		Miura Co., Ltd.	141,542	0.1
6,000		Miyaji Engineering Group, Inc.	9,302	0.0
7,100		MonotaRO Co. Ltd.	196,455	0.1
12,300	@	DMG Mori Co. Ltd.	143,074	0.1
4,500		Morita Holdings Corp.	48,773	0.0
4,600		Moshi Moshi Hotline, Inc.	39,469	0.0
12,000	@	Nabtesco Corp.	243,782	0.1
1,900		NAC Co., Ltd.	15,446	0.0
21,000		Nachi-Fujikoshi Corp.	96,154	0.0
11,300		Nagase & Co., Ltd.	142,447	0.1
74,000		Nagoya Railroad Co., Ltd.	307,996	0.1
5,844		Namura Shipbuilding Co., Ltd.	48,028	0.0
47,000		Nankai Electric Railway Co., Ltd.	278,169	0.1
800		NEC Capital Solutions Ltd.	10,995	0.0
27,000		NGK Insulators Ltd.	608,585	0.2
10,000		Nichias Corp.	65,852	0.0
1,100		Nichiden Corp.	27,210	0.0
3,400		Nichiha Corp.	51,272	0.0
4,000		Nichireki Co., Ltd.	31,672	0.0
23,714		Nidec Corp.	1,719,644	0.5
3,500		Nihon M&A Center, Inc.	168,512	0.1
600		Nihon Trim Co., Ltd.	20,927	0.0
4,000		Nikko Co. Ltd./Hyogo	13,292	0.0
5,000		Nippo Corp.	81,303	0.0
12,000		Nippon Carbon Co., Ltd.	30,136	0.0
8,300	L	Nippon Conveyor Co., Ltd.	11,081	0.0
4,000		Nippon Densetsu Kogyo Co., Ltd.	87,158	0.0
79,000		Nippon Express Co., Ltd.	371,239	0.1
2,100		Nippon Hume Corp.	12,740	0.0
2,400		Nippon Kanzai Co., Ltd.	37,972	0.0
10,000		Nippon Koei Co. Ltd.	36,512	0.0
6,900		Nippon Konpo Unyu Soko Co., Ltd.	137,529	0.1
27,400		Nippon Parking Development Co. Ltd.	31,371	0.0
10,000		Nippon Road Co., Ltd.	49,282	0.0
2,000		Nippon Seisen Co., Ltd.	9,318	0.0
8,000	L	Nippon Sharyo Ltd.	19,166	0.0
118,000		Nippon Sheet Glass Co., Ltd.	95,006	0.0
9,280		Nippon Steel & Sumikin Bussan Corp.	31,698	0.0
10,000		Nippon Thompson Co., Ltd.	43,334	0.0
171,880		Nippon Yusen KK	416,584	0.1

See Accompanying Notes to Financial Statements

37

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
4,000		Nippon Yusoki Co., Ltd.	16,227	0.0
25,000		Nishimatsu Construction Co., Ltd.	94,752	0.0
28,000		Nishi-Nippon Railroad Co., Ltd.	164,591	0.1
2,100		Nishio Rent All Co., Ltd.	57,686	0.0
1,200		Nissei ASB Machine Co. Ltd	20,290	0.0
2,100		Nissei Plastic Industrial Co., Ltd.	16,751	0.0
3,200		Nissha Printing Co., Ltd.	62,146	0.0
12,000		Nissin Corp.	34,482	0.0
7,000		Nissin Electric Co., Ltd.	56,796	0.0
2,100		Nitta Corp.	57,488	0.0
16,000		Nitto Boseki Co., Ltd.	42,981	0.0
3,100		Nitto Kogyo Corp.	54,200	0.0
1,700		Nitto Kohki Co., Ltd.	36,374	0.0
2,900		Nittoc Construction Co. Ltd.	11,714	0.0
4,300		Nomura Co., Ltd.	66,077	0.0
13,000		Noritake Co., Ltd.	29,709	0.0
5,000		Noritz Corp.	76,439	0.0
12,000		NS United Kaiun Kaisha Ltd.	21,356	0.0
41,800		NSK Ltd.	454,196	0.1
49,000		NTN Corp.	206,617	0.1
1,600		Obara Corp.	58,218	0.0
69,000		Obayashi Corp.	636,677	0.2
3,000		Obayashi Road Corp.	20,306	0.0
66,000		Odakyu Electric Railway Co., Ltd.	710,609	0.2
3,380		Oiles Corp.	58,699	0.0
8,000		Okamura Corp.	79,735	0.0
16,000		OKK Corp.	18,839	0.0
15,000		Okuma Corp.	121,308	0.0
23,000		Okumura Corp.	129,508	0.0
1,900		Onoken Co., Ltd.	18,085	0.0
4,000		Organo Corp.	15,709	0.0
10,100		OSG Corp.	190,941	0.1
1,400		Outsourcing, Inc.	36,800	0.0
2,600		Oyo Corp.	29,337	0.0
10,400		Park24 Co., Ltd.	251,965	0.1
2,800		Pegasus Sewing Machine Manufacturing Co., Ltd.	11,242	0.0
27,200		Penta-Ocean Construction Co., Ltd.	113,641	0.0
3,800		Pilot Corp.	155,878	0.1
1,400		Prestige International, Inc.	14,173	0.0
2,500		Pronexus, Inc.	20,506	0.0
3,400		PS Mitsubishi Construction Co., Ltd.	11,064	0.0
3,100		Raito Kogyo Co., Ltd.	30,195	0.0
10,000		Rasa Industries Ltd.	11,201	0.0
41,100		Recruit Holdings Co. Ltd.	1,208,085	0.3
2,200		Rheon Automatic Machinery Co., Ltd.	14,938	0.0
16,000		Ryobi Ltd.	67,642	0.0
7,000		Sakai Heavy Industries Ltd.	12,694	0.0
800		Sakai Moving Service Co., Ltd.	21,714	0.0
3,800		Sanix, Inc.	6,423	0.0
5,800		Sanki Engineering Co., Ltd.	49,953	0.0
3,400		Sankyo Tateyama, Inc.	43,287	0.0
28,000		Sankyu, Inc.	142,851	0.1
20,600		Sanwa Holdings Corp.	162,925	0.1
5,000		Sanyo Denki Co. Ltd.	31,072	0.0
1,800		Sata Construction Co., Ltd.	6,882	0.0
2,400		Sato Holding Corp.	47,306	0.0
2,300		Sato Shoji Corp.	15,077	0.0
3,300		SBS Holdings, Inc.	25,659	0.0
21,300		Secom Co., Ltd.	1,443,496	0.4
2,000		Seibu Electric Industry Co., Ltd.	7,188	0.0
16,400		Seibu Holdings, Inc.	334,926	0.1
5,800		Seikitokyu Kogyo Co., Ltd.	29,281	0.0
14,800		Seino Holdings Corp.	153,984	0.1
4,700		Sekisui Jushi Corp.	64,780	0.0
9,000		Senko Co., Ltd.	60,672	0.0
6,000		Shibusawa Warehouse Co., Ltd.	15,664	0.0
2,700		Shibuya Corp.	40,065	0.0
3,800	L	Shima Seiki Manufacturing Ltd.	60,485	0.0
70,000		Shimizu Corp.	570,796	0.2
1,900		Shin Nippon Air Technologies Co. Ltd.	16,928	0.0
2,000		Shin-Keisei Electric Railway Co., Ltd.	7,211	0.0
8,000		Shinmaywa Industries Ltd.	71,687	0.0
4,400		Shinnihon Corp.	23,875	0.0
5,000		Shinsho Corp.	9,998	0.0
2,000		Shinwa Co., Ltd./Nagoya	27,880	0.0
2,100		SHO-BOND Holdings Co., Ltd.	76,593	0.0
20,000		Sinfonia Technology Co. Ltd.	32,570	0.0
4,900		Sintokogio Ltd.	39,640	0.0
6,400		SMC Corp.	1,662,297	0.4
2,000		Soda Nikka Co., Ltd.	8,641	0.0
2,900		Sodick Co., Ltd.	21,385	0.0
7,200		Sohgo Security Services Co., Ltd.	337,672	0.1
131,400		Sojitz Corp.	275,753	0.1
37,000		Sotetsu Holdings, Inc.	215,288	0.1
3,800		Star Micronics Co., Ltd.	49,585	0.0
1,000		Subaru Enterprise Co., Ltd.	3,646	0.0
800		Sugimoto & Co., Ltd.	9,534	0.0
8,600		Sumiseki Holdings, Inc.	7,807	0.0
121,400		Sumitomo Corp.	1,237,713	0.3
2,400		Sumitomo Densetsu Co., Ltd.	30,964	0.0
82,000		Sumitomo Electric Industries Ltd.	1,157,908	0.3
59,700		Sumitomo Heavy Industries	267,627	0.1
90,600		Sumitomo Mitsui Construction Co., Ltd.	85,017	0.0
4,000		Sumitomo Precision Products	14,409	0.0
14,000		Sumitomo Warehouse Co., Ltd.	74,079	0.0
42,000		SWCC Showa Holdings Co., Ltd.	24,610	0.0
10,000		Tadano Ltd.	121,059	0.0

See Accompanying Notes to Financial Statements

38

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
4,000		Taihei Dengyo Kaisha Ltd.	41,416	0.0
14,000		Taiheiyo Kouhatsu, Inc.	9,713	0.0
3,300		Taikisha Ltd.	78,980	0.0
119,500		Taisei Corp.	787,143	0.2
1,800		Takaoka Toko Co. Ltd	22,764	0.0
2,100	L	Takara Printing Co., Ltd.	23,108	0.0
10,000		Takara Standard Co., Ltd.	76,128	0.0
6,000		Takasago Thermal Engineering Co., Ltd.	87,743	0.0
3,500		Takeei Corp.	30,489	0.0
1,500		Takeuchi Manufacturing Co. Ltd.	30,520	0.0
7,000		Takisawa Machine Tool Co., Ltd.	9,272	0.0
7,000		Takuma Co., Ltd.	57,441	0.0
4,200		Tanseisha Co., Ltd.	33,816	0.0
4,100		Tatsuta Electric Wire and Cable Co., Ltd.	14,780	0.0
3,100		TechnoPro Holdings, Inc.	90,474	0.0
1,600		Teikoku Electric Manufacturing Co., Ltd.	12,717	0.0
2,500		Teikoku Sen-I Co., Ltd.	32,049	0.0
14,000	L	Tekken Corp.	34,647	0.0
13,500		Temp Holdings Co., Ltd.	209,259	0.1
13,900		THK Co., Ltd.	257,624	0.1
23,000		Toa Corp.	60,295	0.0
4,000		TOA Road Corp.	14,594	0.0
17,200	L	Tobishima Corp.	27,452	0.0
109,000		Tobu Railway Co., Ltd.	537,634	0.2
1,700		Tocalo Co., Ltd.	35,078	0.0
28,000		Toda Corp.	149,287	0.1
4,000		Toenec Corp.	26,438	0.0
8,800		TOKAI Holdings Corp.	41,218	0.0
3,000		Tokyo Energy & Systems, Inc.	27,148	0.0
8,000		TOKYO KEIKI INC.	14,654	0.0
2,500		Tokyo Sangyo Co. Ltd.	10,433	0.0
8,190		Tokyu Construction Co., Ltd.	61,310	0.0
113,000		Tokyu Corp.	892,971	0.2
9,000		Toli Corp.	25,479	0.0
1,900		Tomoe Corp.	5,732	0.0
3,400		Toppan Forms Co., Ltd.	40,327	0.0
58,000		Toppan Printing Co., Ltd.	534,364	0.2
2,200		Torishima Pump Manufacturing Co., Ltd.	18,167	0.0
433,000		Toshiba Corp.	889,912	0.2
16,000		Toshiba Machine Co., Ltd.	54,266	0.0
3,200		Toshiba Plant Systems & Services Corp.	35,390	0.0
5,000		Tosho Printing Co., Ltd.	22,031	0.0
3,400		Totetsu Kogyo Co., Ltd.	85,254	0.0
16,000		Toto Ltd.	562,112	0.2
50		Totoku Electric Co., Ltd.	432	0.0
9,700		Toyo Construction Co., Ltd.	44,161	0.0
13,000		Toyo Engineering Corp.	33,401	0.0
5,000		Toyo Logistics Co., Ltd.	10,629	0.0
1,200		Toyo Tanso Co., Ltd.	18,089	0.0
6,000		Toyo Wharf & Warehouse Co., Ltd.	9,208	0.0
22,300		Toyota Tsusho Corp.	521,660	0.1
800		Trancom Co. Ltd.	44,475	0.0
2,300		Trusco Nakayama Corp.	89,494	0.0
10,000		Tsubakimoto Chain Co.	76,999	0.0
3,000		Tsubakimoto Kogyo Co., Ltd.	8,182	0.0
8,000		Tsugami Corp.	34,638	0.0
5,500		Tsukishima Kikai Co., Ltd.	49,880	0.0
2,100		Tsurumi Manufacturing Co., Ltd.	34,493	0.0
4,000		Uchida Yoko Co., Ltd.	15,137	0.0
4,100		Ueki Corp.	9,368	0.0
1,000	@	Union Tool Co.	27,425	0.0
12,900		Ushio, Inc.	177,890	0.1
22,000	L	Wakachiku Construction Co., Ltd.	25,864	0.0
3,000		Wakita & Co. Ltd.	25,855	0.0
1,100		Weathernews, Inc.	37,531	0.0
19,700		West Japan Railway Co.	1,361,724	0.4
4,000		Yahagi Construction Co., Ltd.	27,274	0.0
4,700		YAMABIKO Corp.	39,445	0.0
36,100		Yamato Holdings Co., Ltd.	764,892	0.2
9,600		Yamazen Corp.	87,914	0.0
2,100		Yasuda Logistics Corp.	15,754	0.0
5,700		Yokogawa Bridge Corp.	65,660	0.0
1,000		Yondenko Corp.	3,673	0.0
2,400	L	Yuasa Trading Co., Ltd.	59,288	0.0
4,000		Yuken Kogyo Co., Ltd.	8,333	0.0
3,300		Yusen Logistics Co. Ltd.	44,056	0.0
900		Yushin Precision Equipment Co., Ltd.	16,826	0.0
			79,297,918	20.5

		Information Technology: 10.4%
2,300		A&D Co., Ltd.	8,236	0.0
15,600	L	Advantest Corp.	129,405	0.1
3,000	L	Ai Holdings Corp.	76,099	0.0
4,000		Aichi Tokei Denki Co., Ltd.	10,818	0.0
1,500		Aiphone Co., Ltd.	24,596	0.0
1,280		Alpha Systems, Inc.	20,602	0.0
17,200		Alps Electric Co., Ltd.	466,430	0.1
6,500		Amano Corp.	87,917	0.0
11,700		Anritsu Corp.	76,659	0.0
1,600		Argo Graphics, Inc.	24,165	0.0
5,200		Arisawa Manufacturing Co., Ltd.	33,376	0.0
3,000		Asahi Net, Inc.	13,010	0.0
1,400		Ateam, Inc.	20,411	0.0
825		Axell Corp.	8,435	0.0
2,700		Broadleaf Co. Ltd.	26,572	0.0
26,900		Brother Industries Ltd.	309,021	0.1
2,900		CAC Holdings Corp.	23,703	0.0
1,600		Canon Electronics, Inc.	26,343	0.0
110,366		Canon, Inc.	3,338,575	0.9
5,700		Capcom Co., Ltd.	137,448	0.1
3,000		Computer Institute of Japan Ltd.	12,294	0.0
26,300		Citizen Holdings Co., Ltd.	189,025	0.1
6,200		CMK Corp.	17,810	0.0
5,800		COLOPL, Inc.	114,364	0.0
2,700		Cybernet Systems Co., Ltd.	9,591	0.0
3,600		Cybozu, Inc.	9,515	0.0

See Accompanying Notes to Financial Statements

39

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
1,200		Dai-ichi Seiko Co. Ltd	15,861	0.0
18,000		Dainippon Screen Manufacturing Co., Ltd.	132,493	0.1
26,000		Daiwabo Holdings Co., Ltd.	51,877	0.0
5,000		Denki Kogyo Co., Ltd.	22,308	0.0
4,100		Dexerials Corp	43,919	0.0
1,200		Digital Arts, Inc.	21,271	0.0
2,300		Dip Corp.	47,108	0.0
2,600		Disco Corp.	244,846	0.1
2,100		DTS Corp.	47,804	0.0
1,900		Eizo Nanao Corp.	45,505	0.0
500		enish inc	2,375	0.0
900		Enplas Corp.	32,377	0.0
3,900		ESPEC Corp.	47,667	0.0
1,000	L	Excel Co., Ltd.	12,803	0.0
5,400	L	F N Communications, Inc.	33,143	0.0
870		Faith, Inc.	9,582	0.0
3,800		Fuji Soft, Inc.	83,347	0.0
49,100		Fuji Photo Film Co., Ltd.	2,049,066	0.6
198,000		Fujitsu Ltd.	988,242	0.3
2,700		Furuno Electric Co., Ltd.	19,377	0.0
7,700		GMO internet, Inc.	101,349	0.0
1,800		GMO Payment Gateway, Inc.	85,479	0.0
2,600		Gurunavi, Inc.	54,011	0.0
11,500		Gree, Inc.	54,603	0.0
1,400		Gumi, Inc.	8,929	0.0
25,600	L	GungHo Online Entertainment, Inc.	69,546	0.0
16,200		Hamamatsu Photonics KK	444,127	0.1
1,200		Hearts United Group Co. Ltd	27,879	0.0
1,200		Hioki EE Corp.	21,817	0.0
3,365		Hirose Electric Co., Ltd.	407,408	0.1
7,300		Hitachi High-Technologies Corp.	197,415	0.1
5,000		Hitachi Kokusai Electric, Inc.	67,972	0.0
510,146		Hitachi Ltd.	2,890,679	0.8
3,900		Hitachi Maxell Ltd.	69,267	0.0
1,300		Hochiki Corp.	11,834	0.0
10,000		Hokuriku Electric Industry Co., Ltd.	14,246	0.0
4,000		Horiba Ltd.	154,452	0.1
7,700		Hosiden Corp.	43,312	0.0
47,500		Hoya Corp.	1,942,398	0.5
14,600		Ibiden Co., Ltd.	209,312	0.1
1,800		Icom, Inc.	37,412	0.0
3,600		Ines Corp.	33,465	0.0
1,300		I-Net Corp.	12,860	0.0
2,600		Innotech Corp.	12,433	0.0
3,400		Internet Initiative Japan, Inc.	67,523	0.0
2,300	@	Information Services International-Dentsu Ltd.	44,402	0.0
7,100		IT Holdings Corp.	162,227	0.1
3,900		Itfor, Inc.	17,699	0.0
4,400		Itochu Techno-Solutions Corp.	87,667	0.0
9,000		Iwatsu Electric Co., Ltd.	5,582	0.0
6,000		Japan Aviation Electronics Industry Ltd.	86,068	0.0
2,300	L	Japan Cash Machine Co., Ltd.	22,649	0.0
2,200		Japan Digital Laboratory Co.	29,935	0.0
39,900		Japan Display, Inc.	114,962	0.0
1,200		Japan Material Co. Ltd	24,918	0.0
5,000		Japan Radio Co., Ltd.	15,242	0.0
1,700		Jastec Co., Ltd.	14,214	0.0
3,400		JBCC Holdings, Inc.	21,440	0.0
4,200		Justsystems Corp.	32,460	0.0
2,900		Kaga Electronics Co., Ltd.	43,296	0.0
14,800		Kakaku.com, Inc.	291,110	0.1
1,500		Kanematsu Electronics Ltd.	26,578	0.0
4,600		Keyence Corp.	2,528,184	0.7
3,800		KLab, Inc.	25,003	0.0
4,600		Koa Corp.	39,005	0.0
8,523		Konami Corp.	202,886	0.1
48,300		Konica Minolta Holdings, Inc.	483,733	0.1
33,800		Kyocera Corp.	1,569,690	0.4
2,800		Lasertec Corp.	31,797	0.0
1,000	L	Livesense, Inc.	2,907	0.0
4,700		Macnica Fuji Electronics Holdings, Inc.	62,302	0.0
1,700		Mamezou Holdings Co. Ltd	9,133	0.0
2,000		Marubun Corp.	15,885	0.0
800		Maruwa Co., Ltd./Aichi	17,706	0.0
3,300	L	Marvelous, Inc.	25,105	0.0
2,300		Megachips Corp.	20,126	0.0
1,300		Melco Holdings, Inc.	23,899	0.0
1,700		Mimasu Semiconductor Industry Co., Ltd.	16,187	0.0
8,800	L	Mitsumi Electric Co., Ltd.	49,838	0.0
21,420		Murata Manufacturing Co., Ltd.	3,081,937	0.8
3,200		Mutoh Holdings Co., Ltd.	7,060	0.0
1,600		Nagano Keiki Co., Ltd.	9,892	0.0
269,000		NEC Corp.	852,332	0.2
2,300		NEC Networks & System Integration Corp.	40,675	0.0
10,700		Net One systems Co., Ltd.	68,500	0.0
19,200		Nexon Co. Ltd.	312,341	0.1
5,800		Nichicon Corp.	45,342	0.0
2,000		Nihon Dempa Kogyo Co., Ltd.	13,102	0.0
6,200	L	Nihon Unisys Ltd.	68,254	0.0
12,600		Nintendo Co., Ltd.	1,732,627	0.5
1,900	L	Nippon Ceramic Co., Ltd.	30,078	0.0
25,000		Nippon Chemi-Con Corp.	44,108	0.0
45,000		Nippon Electric Glass Co., Ltd.	226,808	0.1
5,700		Nippon Signal Co., Ltd.	62,070	0.0
3,400		Nohmi Bosai Ltd.	42,591	0.0
12,920		Nomura Research Institute Ltd.	496,177	0.1
3,400		NS Solutions Corp.	77,471	0.0
4,950		NSD CO., Ltd.	71,618	0.0
12,600		NTT Data Corp.	609,161	0.2
1,100		OBIC Business Consultants Ltd.	61,606	0.0

See Accompanying Notes to Financial Statements

40

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
7,100		Obic Co., Ltd.	375,836	0.1
1,100		Oizumi Corp.	6,130	0.0
83,000		Oki Electric Industry Ltd.	103,900	0.0
22,500		Omron Corp.	750,306	0.2
2,100		Optex Co., Ltd.	52,051	0.0
3,400		Oracle Corp. Japan	158,304	0.1
3,000	L	Origin Electric Co. Ltd.	8,025	0.0
4,000		Osaki Electric Co., Ltd.	22,570	0.0
5,500		Otsuka Corp.	270,181	0.1
2,600		Poletowin Pitcrew Holdings, Inc.	24,745	0.0
9,300		Renesas Electronics Corp.	58,403	0.0
61,900		Ricoh Co., Ltd.	637,372	0.2
2,500		Riso Kagaku Corp.	40,700	0.0
10,200		Rohm Co., Ltd.	516,639	0.2
1,500	@	Roland DG Corp.	32,001	0.0
3,100		Ryosan Co., Ltd.	79,579	0.0
3,900		Ryoyo Electro Corp.	44,809	0.0
16,000		Sanken Electric Co., Ltd.	56,054	0.0
4,300		Sanshin Electronics Co., Ltd.	44,826	0.0
2,800		Satori Electric Co., Ltd.	17,050	0.0
7,000		Saxa Holdings, Inc.	13,227	0.0
28,200		Seiko Epson Corp.	434,256	0.1
5,000		Shibaura Mechatronics Corp.	9,387	0.0
25,000		Shimadzu Corp.	418,498	0.1
14,000		Shindengen Electric Manufacturing Co., Ltd.	55,551	0.0
1,500		Shinkawa Ltd.	7,729	0.0
6,500		Shinko Electric Industries	41,671	0.0
3,800		Shinko Shoji Co., Ltd.	41,228	0.0
1,600		Siix Corp.	49,243	0.0
7,000		SMK Corp.	34,546	0.0
3,100		SMS Co. Ltd.	65,082	0.0
600		Softbank Technology Corp.	6,740	0.0
1,700		Sourcenext Corp.	8,803	0.0
8,100		Square Enix Holdings Co., Ltd.	195,813	0.1
1,800		SRA Holdings	43,491	0.0
17,300		Sumco Corp.	130,520	0.1
4,944		SCSK Corp.	198,645	0.1
2,600		Systena Corp.	30,587	0.0
1,740		Tachibana Eletech Co., Ltd.	19,014	0.0
10,500		Taiyo Yuden Co., Ltd.	145,212	0.1
800		Takachiho Koheki Co. Ltd	6,777	0.0
9,000		Tamura Corp.	26,688	0.0
12,400		TDK Corp.	794,145	0.2
20,000		Teac Corp.	8,913	0.0
5,160		Koei Tecmo Holdings Co. Ltd	76,412	0.0
1,900		TKC	50,568	0.0
5,000		Toko, Inc.	15,727	0.0
17,500		Tokyo Electron Ltd.	1,060,235	0.3
3,400		Tokyo Seimitsu Co., Ltd.	75,380	0.0
5,800		Topcon Corp.	97,999	0.0
17,000		Toshiba Tec Corp.	60,688	0.0
700		Toukei Computer Co., Ltd.	12,970	0.0
3,500		Towa Corp.	22,510	0.0
3,600		Toyo Corp./Chuo-ku	32,670	0.0
2,700		Transcosmos, Inc.	69,299	0.0
10,000		Trend Micro, Inc.	405,771	0.1
2,200		UKC Holdings Corp.	49,392	0.0
3,500		Ulvac, Inc.	99,059	0.0
8,000		Uniden Corp.	9,520	0.0
600		V Technology Co. Ltd	22,603	0.0
17,400	L	Wacom Co., Ltd.	69,285	0.0
146,500		Yahoo! Japan Corp.	595,509	0.2
2,900		Yamaichi Electronics Co., Ltd.	22,542	0.0
6,900		Yamatake Corp.	176,807	0.1
26,400		Yaskawa Electric Corp.	359,217	0.1
21,500		Yokogawa Electric Corp.	258,558	0.1
2,200		Yokowo Co., Ltd.	10,728	0.0
			40,061,400	10.4

		Materials: 6.4%
31,000		Achilles Corp.	39,911	0.0
10,600		ADEKA Corp.	150,743	0.1
13,000		Aichi Steel Corp.	60,895	0.0
18,000		Air Water, Inc.	289,498	0.1
1,000		Alconix Corp.	13,327	0.0
3,100		Asahi Holdings, Inc.	48,381	0.0
133,000		Asahi Kasei Corp.	899,360	0.2
6,000		Asahi Organic Chemicals Industry Co., Ltd.	11,116	0.0
1,800		Carlit Holdings Co. Ltd.	7,938	0.0
15,000	L	Chuetsu Pulp & Paper Co., Ltd.	25,313	0.0
8,000		Chugoku Marine Paints Ltd.	58,758	0.0
18,000		Dai Nippon Toryo Co., Ltd.	34,614	0.0
30,300		Daicel Corp.	450,922	0.1
38,000		Daido Steel Co., Ltd.	151,884	0.1
4,000		DKS Co. Ltd	11,692	0.0
8,000		Daiken Corp.	23,552	0.0
4,000		Daiki Aluminium Industry Co., Ltd.	10,435	0.0
11,000		Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	51,414	0.0
10,000	L	Daio Paper Corp.	85,754	0.0
14,000		Daiso Co., Ltd.	53,564	0.0
3,000		DC Co., Ltd.	7,497	0.0
45,000		Denka Co., Ltd.	199,398	0.1
90,000		Dainippon Ink & Chemicals	243,529	0.1
26,000		Dowa Holdings Co., Ltd.	186,943	0.1
1,500		Earth Chemical Co., Ltd.	61,559	0.0
800		Ebara-Udylite Co., Ltd.	28,274	0.0
1,600		FP Corp.	57,870	0.0
2,200		Fuji Seal International, Inc.	66,206	0.0
2,000		Fujikura Kasei Co., Ltd.	9,655	0.0
2,300		Fujimi, Inc.	31,839	0.0
2,200		Fujimori Kogyo Co., Ltd.	57,181	0.0
23,338		Furukawa-Sky Aluminum Corp.	54,528	0.0
15,000		Godo Steel Ltd.	29,594	0.0
5,000		Gun-Ei Chemical Industry Co., Ltd.	12,559	0.0
1,000		Hakudo Co., Ltd.	10,080	0.0
3,000		Harima Chemicals, Inc.	14,710	0.0
10,800		Hitachi Chemical Co., Ltd.	171,338	0.1

See Accompanying Notes to Financial Statements

41

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Materials: (continued)
22,220		Hitachi Metals Ltd.	274,155	0.1
5,000		Hokkan Holdings Ltd.	13,129	0.0
11,500		Hokuetsu Kishu Paper Co. Ltd.	67,768	0.0
3,700		Ihara Chemical Industry Co., Ltd.	50,723	0.0
45,000		Ishihara Sangyo Kaisha Ltd.	38,170	0.0
2,700		Japan Pile Corp.	12,537	0.0
500		Japan Pure Chemical Co. Ltd.	9,366	0.0
55,647		JFE Holdings, Inc.	873,791	0.2
1,700		JSP Corp.	35,355	0.0
21,100		JSR Corp.	328,830	0.1
29,000		Kaneka Corp.	301,433	0.1
24,000		Kansai Paint Co., Ltd.	363,786	0.1
6,000		Kanto Denka Kogyo Co., Ltd.	39,350	0.0
5,800		Kimoto Co., Ltd.	12,825	0.0
5,000		Koatsu Gas Kogyo Co., Ltd.	28,010	0.0
374,000		Kobe Steel Ltd.	406,357	0.1
1,100		Kohsoku Corp.	9,735	0.0
2,300		Konishi Co., Ltd.	51,567	0.0
7,000		Krosaki Harima Corp.	16,127	0.0
5,200		Kumiai Chemical Industry Co., Ltd.	56,341	0.0
33,500		Kuraray Co., Ltd.	405,779	0.1
19,000		Kureha Corp.	73,212	0.0
12,000		Kurimoto Ltd.	22,600	0.0
1,900		Kyoei Steel Ltd.	34,008	0.0
1,100		Kyowa Leather Cloth Co., Ltd.	8,363	0.0
4,200		Lintec Corp.	88,348	0.0
6,700		Maruichi Steel Tube Ltd.	197,794	0.1
1,800		MEC Co., Ltd./Japan	12,883	0.0
1,000		Mitani Sekisan Co. Ltd	13,412	0.0
136,200		Mitsubishi Chemical Holdings Corp.	864,151	0.2
37,000		Mitsubishi Gas Chemical Co., Inc.	189,200	0.1
134,520		Mitsubishi Materials Corp.	423,691	0.1
51,000		Mitsubishi Paper Mills Ltd.	36,756	0.0
11,000		Mitsubishi Steel Manufacturing Co., Ltd.	21,013	0.0
92,000		Mitsui Chemicals, Inc.	408,021	0.1
65,000		Mitsui Mining & Smelting Co., Ltd.	120,530	0.0
800		MORESCO Corp.	11,245	0.0
4,000		Nakabayashi Co. Ltd.	9,979	0.0
17,000		Nakayama Steel Works Ltd.	10,913	0.0
4,700		Neturen Co., Ltd.	36,766	0.0
7,000		Nihon Nohyaku Co., Ltd.	43,768	0.0
8,900		Nihon Parkerizing Co., Ltd.	90,685	0.0
12,000		Nihon Yamamura Glass Co., Ltd.	18,124	0.0
14,000		Nippon Carbide Industries Co., Inc.	19,390	0.0
5,000	L	Nippon Concrete Industries Co., Ltd.	15,018	0.0
11,000		Nippon Denko Co., Ltd.	19,931	0.0
2,300		Nippon Fine Chemical Co., Ltd.	17,145	0.0
14,000		Nippon Kayaku Co., Ltd.	146,950	0.1
7,000		Nippon Kinzoku Co., Ltd.	7,573	0.0
16,000		Nippon Koshuha Steel Co., Ltd.	12,800	0.0
64,200		Nippon Light Metal Holdings Co. Ltd.	113,798	0.0
16,700		Nippon Paint Co., Ltd.	404,174	0.1
10,529		Nippon Paper Industries Co. Ltd.	170,317	0.1
3,000		Nippon Pillar Packing Co., Ltd.	25,848	0.0
3,300		Nippon Shokubai Co., Ltd.	229,631	0.1
15,000		Nippon Soda Co., Ltd.	89,255	0.0
93,865		Nippon Steel Corp.	1,856,872	0.5
6,000		Nippon Synthetic Chemical Industry Co., Ltd.	42,996	0.0
14,000		Nippon Valqua Industries Ltd.	36,337	0.0
19,000	L	Nippon Yakin Kogyo Co., Ltd.	22,146	0.0
13,000		Nissan Chemical Industries Ltd.	295,115	0.1
10,376		Nisshin Steel Holdings Co. Ltd.	109,400	0.0
6,000		Nittetsu Mining Co., Ltd.	26,265	0.0
16,500		Nitto Denko Corp.	1,204,594	0.3
16,000		NOF Corp.	123,084	0.0
87,000		OJI Paper Co., Ltd.	349,652	0.1
4,900		Okabe Co., Ltd.	37,674	0.0
7,000		Okamoto Industries, Inc.	63,574	0.0
4,000		Okura Industrial Co., Ltd.	11,646	0.0
1,400		Osaka Steel Co., Ltd.	25,465	0.0
2,000		OSAKA Titanium Technologies Co.	41,163	0.0
13,000	L	Pacific Metals Co., Ltd.	36,247	0.0
2,200		Pack Corp.	55,258	0.0
17,000		Rengo Co., Ltd.	72,678	0.0
3,000		Riken Technos Corp.	10,379	0.0
13,000		Sakai Chemical Industry Co. Ltd.	43,830	0.0
4,000	@	Sakata INX Corp.	42,097	0.0
7,000		Sanyo Chemical Industries Ltd.	55,355	0.0
12,000		Sanyo Special Steel Co., Ltd.	56,653	0.0
1,100	L	Seiko PMC Corp.	11,347	0.0
9,000		Sekisui Plastics Co., Ltd.	31,222	0.0
4,000		Shikoku Chemicals Corp.	37,960	0.0
4,000		Shinagawa Refractories Co., Ltd.	8,395	0.0
38,400		Shin-Etsu Chemical Co., Ltd.	2,087,649	0.6
4,600		Shin-Etsu Polymer Co., Ltd.	25,360	0.0
151,000	L	Showa Denko KK	176,858	0.1
1,600		Stella Chemifa Corp.	26,319	0.0
18,000		Sumitomo Bakelite Co., Ltd.	74,916	0.0
158,000		Sumitomo Chemical Co., Ltd.	907,409	0.3
60,000		Sumitomo Metal Mining Co., Ltd.	728,335	0.2

See Accompanying Notes to Financial Statements

42

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Materials: (continued)
41,000		Sumitomo Osaka Cement Co., Ltd.	150,367	0.1
5,000		Sumitomo Seika Chemicals Co., Ltd.	30,421	0.0
3,200		T Hasegawa Co., Ltd.	41,397	0.0
133,000		Taiheiyo Cement Corp.	388,401	0.1
800		Taisei Lamick Co., Ltd.	20,922	0.0
1,600		Taiyo Ink Manufacturing Co., Ltd.	61,460	0.0
17,000		Taiyo Nippon Sanso Corp.	153,744	0.1
1,700		Takasago International Corp.	40,667	0.0
5,000		Takiron Co., Ltd.	25,903	0.0
4,000		Tayca Corp.	19,381	0.0
90,000		Teijin Ltd.	306,708	0.1
2,200		Tenma Corp.	42,914	0.0
12,500		Toagosei Co., Ltd.	106,874	0.0
4,000	L	Toda Kogyo Corp.	10,604	0.0
4,400		Toho Titanium Co., Ltd.	35,865	0.0
12,000		Toho Zinc Co., Ltd.	27,576	0.0
23,000		Tokai Carbon Co., Ltd.	64,570	0.0
15,000		Tokushu Tokai Holdings Co., Ltd.	45,780	0.0
32,000		Tokuyama Corp.	69,343	0.0
4,400		Tokyo Ohka Kogyo Co., Ltd.	139,821	0.1
24,000		Tokyo Rope Manufacturing Co., Ltd.	39,877	0.0
9,900		Tokyo Steel Manufacturing Co., Ltd.	61,465	0.0
6,000		Tokyo Tekko Co., Ltd.	26,792	0.0
6,000		Tomoegawa Co., Ltd.	10,616	0.0
6,000		Tomoku Co., Ltd.	14,188	0.0
24,000		Topy Industries Ltd.	53,636	0.0
155,000		Toray Industries, Inc.	1,440,341	0.4
58,000		Tosoh Corp.	298,353	0.1
18,000		Toyo Ink Manufacturing Co., Ltd.	73,476	0.0
7,000		Toyo Kohan Co., Ltd.	24,616	0.0
15,200		Toyo Seikan Kaisha Ltd.	281,947	0.1
77,000		Toyobo Co., Ltd.	107,770	0.0
4,000		TYK Corp.	6,179	0.0
110,000		Ube Industries Ltd.	232,453	0.1
5,000		Wood One Co., Ltd.	10,761	0.0
5,100		Yamato Kogyo Co., Ltd.	130,040	0.1
2,800		Yodogawa Steel Works Ltd.	56,151	0.0
1,100		Yushiro Chemical Industry Co., Ltd.	13,120	0.0
19,000		Zeon Corp.	152,873	0.1
			24,675,879	6.4

		Telecommunication Services: 5.3%
7,300	L	Japan Communications, Inc.	16,271	0.0
204,300		KDDI Corp.	5,305,711	1.4
155,400		Nippon Telegraph & Telephone Corp.	6,184,627	1.6
155,100		NTT DoCoMo, Inc.	3,181,349	0.8
112,750		SoftBank Group Corp.	5,690,538	1.5
			20,378,496	5.3

		Utilities: 2.1%
62,600		Chubu Electric Power Co., Inc.	857,228	0.2
28,600		Chugoku Electric Power Co., Inc.	377,616	0.1
15,700		Electric Power Development Co., Ltd.	559,182	0.1
19,600		Hokkaido Electric Power Co., Inc.	201,377	0.0
6,000		Hokkaido Gas Co., Ltd.	14,009	0.0
20,000		Hokuriku Electric Power Co.	295,569	0.1
2,000		K&O Energy Group, Inc.	28,431	0.0
83,400		Kansai Electric Power Co., Inc.	999,949	0.3
45,400		Kyushu Electric Power Co., Inc.	494,820	0.1
1,950		Okinawa Electric Power Co., Inc.	50,604	0.0
212,000		Osaka Gas Co., Ltd.	765,731	0.2
22,000		Saibu Gas Co., Ltd.	50,980	0.0
18,500		Shikoku Electric Power Co., Inc.	288,993	0.1
6,000		Shizuoka Gas Co., Ltd.	38,166	0.0
52,000		Toho Gas Co., Ltd.	335,828	0.1
51,200		Tohoku Electric Power Co., Inc.	640,067	0.2
173,200		Tokyo Electric Power Co., Inc.	997,330	0.3
229,000		Tokyo Gas Co., Ltd.	1,076,023	0.3
			8,071,903	2.1

	Total Common Stock
	(Cost $325,847,312)		382,058,125	98.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Securities Lending Collateralcc: 1.2%
224,652	Bank of Nova Scotia, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $224,659, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $229,153, due 02/29/16-02/15/45)	224,652	0.0
1,067,297	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $1,067,337, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $1,088,643, due 01/15/16-04/01/51)	1,067,297	0.3

See Accompanying Notes to Financial Statements

43

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
1,067,297	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $1,067,333, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $1,088,643, due 11/15/42-02/20/45)	1,067,297	0.3
1,067,297	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $1,067,340, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $1,088,643, due 03/31/21-02/15/44)	1,067,297	0.3
1,067,297	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $1,067,336, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,088,643, due 01/15/16-10/20/65)	1,067,297	0.3
		4,493,840	1.2

	Total Short-Term Investments
	(Cost $4,493,840)	4,493,840	1.2

	Total Investments in Securities (Cost $330,341,152)	$386,551,965	100.0
	Liabilities in Excess of Other Assets	(150,456)	–
	Net Assets	$386,401,509	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $335,460,616.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$79,747,421
Gross Unrealized Depreciation	(28,656,072)

Net Unrealized Appreciation	$51,091,349

See Accompanying Notes to Financial Statements

44

Voya Russell™ Large Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Consumer Discretionary: 19.6%
27,488	@	Amazon.com, Inc.	18,578,864	3.3
35,436		CBS Corp. - Class B	1,670,099	0.3
163,062		Comcast Corp. – Class A	9,201,589	1.6
10,612		Dish Network Corp. - Class A	606,794	0.1
93,674		Home Depot, Inc.	12,388,386	2.2
10,387		Johnson Controls, Inc.	410,183	0.1
26,324		Las Vegas Sands Corp.	1,154,044	0.2
68,631		Lowe's Cos, Inc.	5,218,701	0.9
69,122		McDonald's Corp.	8,166,073	1.5
30,603	@	Netflix, Inc.	3,500,371	0.6
97,794		Nike, Inc.	6,112,125	1.1
3,739	@	Priceline.com, Inc.	4,767,038	0.9
108,206		Starbucks Corp.	6,495,606	1.2
3,836		Target Corp.	278,532	0.0
7,021	@,L	Tesla Motors, Inc.	1,685,110	0.3
20,386		Time Warner Cable, Inc.	3,783,438	0.7
30,579		Time Warner, Inc.	1,977,544	0.4
49,065		TJX Cos., Inc.	3,479,199	0.6
57,774		Twenty-First Century Fox, Inc. - Class A	1,569,142	0.3
23,711		Twenty-First Century Fox, Inc. Class B	645,651	0.1
24,337		VF Corp.	1,514,978	0.3
749		Viacom, Inc.	32,948	0.0
24,957		Viacom, Inc. Class B	1,027,230	0.2
122,359		Walt Disney Co.	12,857,484	2.3
31,133		Yum! Brands, Inc.	2,274,266	0.4
			109,395,395	19.6

		Consumer Staples: 12.1%
133,448		Altria Group, Inc.	7,768,008	1.4
282,774		Coca-Cola Co.	12,147,971	2.2
57,208		Colgate-Palmolive Co.	3,811,197	0.7
31,728		Costco Wholesale Corp.	5,124,072	0.9
75,428		CVS Health Corp.	7,374,596	1.3
15,102		Estee Lauder Cos., Inc.	1,329,882	0.2
42,915		General Mills, Inc.	2,474,479	0.4
20,787		Kimberly-Clark Corp.	2,646,185	0.5
42,617		Kraft Heinz Co.	3,100,813	0.6
70,586		Kroger Co.	2,952,612	0.5
106,443		PepsiCo, Inc.	10,635,785	1.9
55,634		Philip Morris International, Inc.	4,890,785	0.9
59,447		Reynolds American, Inc.	2,743,479	0.5
9,402		Walgreens Boots Alliance, Inc.	800,627	0.1
			67,800,491	12.1

		Energy: 0.5%
3,419		EOG Resources, Inc.	242,031	0.1
2,954		Marathon Petroleum Corp.	153,135	0.0
11,060		Schlumberger Ltd.	771,435	0.1
53,922		Williams Cos., Inc.	1,385,796	0.3
			2,552,397	0.5

		Financials: 2.9%
12,142		American Express Co.	844,476	0.2
30,462		American Tower Corp.	2,953,291	0.5
8,778		Bank of New York Mellon Corp.	361,829	0.1
8,703		Berkshire Hathaway, Inc. – Class B	1,149,144	0.2
2,873		Blackrock, Inc.	978,314	0.2
58,316		Charles Schwab Corp.	1,920,346	0.3
23,157		Marsh & McLennan Cos., Inc.	1,284,055	0.2
9,520		Public Storage, Inc.	2,358,104	0.4
22,447		Simon Property Group, Inc.	4,364,595	0.8
			16,214,154	2.9

		Health Care: 18.1%
119,368		AbbVie, Inc.	7,071,360	1.3
6,224		Aetna, Inc.	672,939	0.1
15,535	@	Alexion Pharmaceuticals, Inc.	2,963,301	0.5
12,792	@	Allergan plc	3,997,500	0.7
54,830		Amgen, Inc.	8,900,554	1.6
3,798		Anthem, Inc.	529,593	0.1
25,032		Baxalta, Inc.	976,999	0.2
25,032		Baxter International, Inc.	954,971	0.2
15,077		Becton Dickinson & Co.	2,323,215	0.4
16,063	@	Biogen, Inc.	4,920,900	0.9
120,211		Bristol-Myers Squibb Co.	8,269,315	1.5
21,535		Cardinal Health, Inc.	1,922,429	0.3
57,197	@	Celgene Corp.	6,849,913	1.2
18,530		Cigna Corp.	2,711,495	0.5
70,562		Eli Lilly & Co.	5,945,554	1.1
40,933	@	Express Scripts Holding Co.	3,577,954	0.6
105,978		Gilead Sciences, Inc.	10,723,914	1.9
1,811	@	HCA Holdings, Inc.	122,478	0.0
9,987		Humana, Inc.	1,782,779	0.3
10,375	@	Illumina, Inc.	1,991,429	0.4
25,757		Johnson & Johnson	2,645,759	0.5
16,673		McKesson Corp.	3,288,416	0.6
23,191		Merck & Co., Inc.	1,224,949	0.2
25,658	@	Mylan NV	1,387,328	0.2
5,648	@	Regeneron Pharmaceuticals, Inc.	3,066,130	0.6
12,330		Stryker Corp.	1,145,950	0.2
9,658		Thermo Fisher Scientific, Inc.	1,369,987	0.2
65,213		UnitedHealth Group, Inc.	7,671,657	1.4
17,550	@	Vertex Pharmaceuticals, Inc.	2,208,317	0.4
			101,217,085	18.1

		Industrials: 8.6%
45,745		3M Co.	6,891,027	1.2
45,455		American Airlines Group, Inc.	1,925,019	0.3
49,868		Boeing Co.	7,210,414	1.3
7,606		Caterpillar, Inc.	516,904	0.1
18,461		CSX Corp.	479,063	0.1
9,716		Cummins, Inc.	855,105	0.2
8,335		Danaher Corp.	774,155	0.1
4,355		Deere & Co.	332,156	0.1
58,772		Delta Air Lines, Inc.	2,979,153	0.5

See Accompanying Notes to Financial Statements

45

Voya Russell™ Large Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
33,154		Emerson Electric Co.	1,585,756	0.3
7,397		FedEx Corp.	1,102,079	0.2
6,424		General Dynamics Corp.	882,401	0.2
56,372		Honeywell International, Inc.	5,838,448	1.0
21,541		Illinois Tool Works, Inc.	1,996,420	0.4
14,028		Lockheed Martin Corp.	3,046,180	0.5
3,999		Northrop Grumman Corp.	755,051	0.1
1,914		Precision Castparts Corp.	444,067	0.1
63,142		Union Pacific Corp.	4,937,704	0.9
50,591		United Parcel Service, Inc. - Class B	4,868,372	0.9
5,931		United Technologies Corp.	569,791	0.1
2,788		Waste Management, Inc.	148,795	0.0
			48,138,060	8.6

		Information Technology: 30.5%
45,297		Accenture PLC	4,733,537	0.8
36,076	@	Adobe Systems, Inc.	3,388,980	0.6
20,788	@	Alphabet, Inc. - Class A	16,173,272	2.9
21,213	@	Alphabet, Inc. - Class C	16,098,121	2.9
415,447		Apple, Inc.	43,729,951	7.8
27,143		Automatic Data Processing, Inc.	2,299,555	0.4
18,476	@	Avago Technologies Ltd.	2,681,791	0.5
2,921		Broadcom Corp.	168,892	0.0
43,954		Cognizant Technology Solutions Corp.	2,638,119	0.5
87,464		eBay, Inc.	2,403,511	0.4
11,543		EMC Corp.	296,424	0.1
156,055	@	Facebook, Inc.	16,332,716	2.9
36,343		International Business Machines Corp.	5,001,524	0.9
24,059		Intel Corp.	828,833	0.1
72,089		Mastercard, Inc.	7,018,585	1.3
6,176	@	Micron Technology, Inc.	87,452	0.0
330,769		Microsoft Corp.	18,351,064	3.3
137,092		Oracle Corp.	5,007,971	0.9
87,464	@	PayPal Holdings, Inc.	3,166,197	0.6
16,476		Qualcomm, Inc.	823,553	0.1
47,307	@	Salesforce.com, Inc.	3,708,869	0.7
75,024		Texas Instruments, Inc.	4,112,065	0.7
141,157		Visa, Inc. - Class A	10,946,725	2.0
5,937	@,L	VMware, Inc.	335,856	0.1
			170,333,563	30.5

		Materials: 2.8%
12,728		Air Products & Chemicals, Inc.	1,656,040	0.3
6,069		Chemours Co.	32,530	0.0
10,616		Dow Chemical Co.	546,512	0.1
19,008		Ecolab, Inc.	2,174,135	0.4
30,110		Du Pont E I de Nemours & Co.	2,005,326	0.4
26,368	@	LyondellBasell Industries NV - Class A	2,291,379	0.4
31,719		Monsanto Co.	3,124,956	0.6
19,576		PPG Industries, Inc.	1,934,500	0.3
17,290		Praxair, Inc.	1,770,496	0.3
2,712	@,L	Southern Copper Corp.	70,838	0.0
			15,606,712	2.8

		Telecommunication Services: 2.6%
64,435		AT&T, Inc.	2,217,209	0.4
272,937		Verizon Communications, Inc.	12,615,148	2.2
			14,832,357	2.6

		Utilities: 0.0%
2,152		Dominion Resources, Inc.	145,561	0.0

	Total Common Stock
	(Cost $293,266,630)		546,235,775	97.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.8%
	Securities Lending Collateralcc: 0.3%
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $1,000,041, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $1,020,000, due 03/31/21-02/15/44)	1,000,000	0.2
699,791	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $699,816, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $713,787, due 01/15/16-10/20/65)	699,791	0.1
		1,699,791	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.5%
13,973,055	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $13,973,055)	13,973,055	2.5

	Total Short-Term Investments
	(Cost $15,672,846)	15,672,846	2.8

See Accompanying Notes to Financial Statements

46

Voya Russell™ Large Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: (continued)

	Total Investments in Securities (Cost $308,939,476)	$561,908,621	100.5
	Liabilities in Excess of Other Assets	(2,759,797)	(0.5)
	Net Assets	$559,148,824	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $309,163,936.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$258,313,028
Gross Unrealized Depreciation	(5,568,343)

Net Unrealized Appreciation	$252,744,685

See Accompanying Notes to Financial Statements

47

Voya Russell™ Large Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.8%
		Consumer Discretionary: 12.0%
20,254	@	Amazon.com, Inc.	13,689,476	1.7
22,522		Carnival Corp.	1,226,999	0.1
26,087		CBS Corp. - Class B	1,229,480	0.2
133,050		Comcast Corp. – Class A	7,508,011	0.9
11,533		Dish Network Corp. - Class A	659,457	0.1
206,964		Ford Motor Co.	2,916,123	0.4
85,186		General Motors Co.	2,897,176	0.4
69,019		Home Depot, Inc.	9,127,763	1.2
34,714		Johnson Controls, Inc.	1,370,856	0.2
19,383		Las Vegas Sands Corp.	849,751	0.1
50,567		Lowe's Cos, Inc.	3,845,115	0.5
50,929		McDonald's Corp.	6,016,752	0.8
22,491		Netflix, Inc.	2,572,521	0.3
72,056		Nike, Inc.	4,503,500	0.6
2,755	@	Priceline.com, Inc.	3,512,487	0.4
79,727		Starbucks Corp.	4,786,012	0.6
33,845		Target Corp.	2,457,485	0.3
5,169	@,L	Tesla Motors, Inc.	1,240,612	0.2
17,468		Thomson Reuters Corp.	661,164	0.1
14,983		Time Warner Cable, Inc.	2,780,695	0.3
43,710		Time Warner, Inc.	2,826,726	0.4
36,063		TJX Cos., Inc.	2,557,227	0.3
62,758		Twenty-First Century Fox, Inc. - Class A	1,704,507	0.2
25,646		Twenty-First Century Fox, Inc. Class B	698,341	0.1
17,920		VF Corp.	1,115,520	0.1
563		Viacom, Inc.	24,766	0.0
18,370		Viacom, Inc. Class B	756,109	0.1
90,155		Walt Disney Co.	9,473,487	1.2
22,921		Yum! Brands, Inc.	1,674,379	0.2
			94,682,497	12.0

		Consumer Staples: 10.2%
104,490		Altria Group, Inc.	6,082,363	0.8
32,891		Archer-Daniels-Midland Co.	1,206,442	0.1
208,348		Coca-Cola Co.	8,950,630	1.1
48,063		Colgate-Palmolive Co.	3,201,957	0.4
23,378		Costco Wholesale Corp.	3,775,547	0.5
59,952		CVS Health Corp.	5,861,507	0.7
11,115		Estee Lauder Cos., Inc.	978,787	0.1
31,594		General Mills, Inc.	1,821,710	0.2
19,297		Kimberly-Clark Corp.	2,456,508	0.3
31,382		Kraft Heinz Co.	2,283,354	0.3
51,973		Kroger Co.	2,174,031	0.3
86,428		Mondelez International, Inc.	3,875,432	0.5
78,428		PepsiCo, Inc.	7,836,526	1.0
82,311		Philip Morris International, Inc.	7,235,960	0.9
144,150		Procter & Gamble Co.	11,446,952	1.5
43,769		Reynolds American, Inc.	2,019,939	0.3
45,680		Walgreens Boots Alliance, Inc.	3,889,880	0.5
83,928		Wal-Mart Stores, Inc.	5,144,786	0.7
			80,242,311	10.2

		Energy: 6.8%
26,922		Anadarko Petroleum Corp.	1,307,871	0.2
19,992		Apache Corp.	889,044	0.1
23,045		Baker Hughes, Inc.	1,063,527	0.1
99,916		Chevron Corp.	8,988,443	1.1
65,352		ConocoPhillips	3,051,285	0.4
21,799		Devon Energy Corp.	697,568	0.1
29,094		EOG Resources, Inc.	2,059,564	0.3
222,156		Exxon Mobil Corp.	17,317,060	2.2
45,107		Halliburton Co.	1,535,442	0.2
94,652		Kinder Morgan, Inc.	1,412,208	0.2
28,793		Marathon Petroleum Corp.	1,492,629	0.2
40,720		Occidental Petroleum Corp.	2,753,079	0.4
28,706		Phillips 66	2,348,151	0.3
67,465		Schlumberger Ltd.	4,705,684	0.6
35,582		Spectra Energy Corp.	851,833	0.1
25,584		Valero Energy Corp.	1,809,045	0.2
39,708		Williams Cos., Inc.	1,020,496	0.1
			53,302,929	6.8

		Financials: 14.8%
17,311		ACE Ltd.	2,022,790	0.3
22,993		Aflac, Inc.	1,377,281	0.2
65,727		American International Group, Inc.	4,073,102	0.5
20,579		Allstate Corp.	1,277,750	0.2
45,916		American Express Co.	3,193,458	0.4
22,424		American Tower Corp.	2,174,007	0.3
558,009		Bank of America Corp.	9,391,291	1.2
59,446		Bank of New York Mellon Corp.	2,450,364	0.3
41,117		BB&T Corp.	1,554,634	0.2
98,820	@	Berkshire Hathaway, Inc. – Class B	13,048,193	1.7
6,650		Blackrock, Inc.	2,264,458	0.3
28,967		Capital One Financial Corp.	2,090,838	0.3
60,720		Charles Schwab Corp.	1,999,510	0.2
12,182		Chubb Corp.	1,615,820	0.2
161,214		Citigroup, Inc.	8,342,825	1.1
16,993		CME Group, Inc.	1,539,566	0.2
23,450	@	Discover Financial Services	1,257,389	0.2
19,293		Equity Residential	1,574,116	0.2
20,561		Franklin Resources, Inc.	757,056	0.1
22,955		Goldman Sachs Group, Inc.	4,137,180	0.5
197,182		JPMorgan Chase & Co.	13,019,927	1.7
28,454		Marsh & McLennan Cos., Inc.	1,577,774	0.2
49,660		Metlife, Inc.	2,394,109	0.3
81,254		Morgan Stanley	2,584,690	0.3
27,453		PNC Financial Services Group, Inc.	2,616,545	0.3
24,014		Prudential Financial, Inc.	1,954,980	0.2
7,679		Public Storage, Inc.	1,902,088	0.2
16,501		Simon Property Group, Inc.	3,208,454	0.4
21,826		State Street Corp.	1,448,373	0.2
16,895		Travelers Cos., Inc.	1,906,770	0.2
89,009		US Bancorp	3,798,014	0.5

See Accompanying Notes to Financial Statements

48

Voya Russell™ Large Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (Continued)
		Financials: (Continued)
247,539		Wells Fargo & Co.	13,456,220	1.7
			116,009,572	14.8

		Health Care: 16.2%
79,103		Abbott Laboratories	3,552,516	0.5
87,950		AbbVie, Inc.	5,210,158	0.7
18,508		Aetna, Inc.	2,001,085	0.3
11,439	@	Alexion Pharmaceuticals, Inc.	2,181,989	0.3
20,852	@	Allergan plc	6,516,250	0.8
40,399		Amgen, Inc.	6,557,970	0.8
13,961		Anthem, Inc.	1,946,722	0.2
28,853		Baxalta, Inc.	1,126,132	0.1
28,843		Baxter International, Inc.	1,100,360	0.1
11,101		Becton Dickinson & Co.	1,710,553	0.2
11,844		Biogen, Inc.	3,628,409	0.5
88,572		Bristol-Myers Squibb Co.	6,092,868	0.8
17,541		Cardinal Health, Inc.	1,565,885	0.2
42,143	@	Celgene Corp.	5,047,046	0.6
13,645		Cigna Corp.	1,996,673	0.3
51,990		Eli Lilly & Co.	4,380,677	0.6
35,821	@	Express Scripts Holding Co.	3,131,114	0.4
78,085		Gilead Sciences, Inc.	7,901,421	1.0
16,995	@	HCA Holdings, Inc.	1,149,372	0.1
7,939		Humana, Inc.	1,417,191	0.2
7,641	@	Illumina, Inc.	1,466,652	0.2
147,341		Johnson & Johnson	15,134,867	1.9
12,273		McKesson Corp.	2,420,604	0.3
75,719		Medtronic PLC	5,824,305	0.7
150,113		Merck & Co., Inc.	7,928,969	1.0
22,269	@	Mylan NV	1,204,085	0.2
327,176		Pfizer, Inc.	10,561,241	1.3
4,159	@	Regeneron Pharmaceuticals, Inc.	2,257,796	0.3
17,903		Stryker Corp.	1,663,905	0.2
21,101		Thermo Fisher Scientific, Inc.	2,993,177	0.4
50,578		UnitedHealth Group, Inc.	5,949,996	0.8
12,919	@	Vertex Pharmaceuticals, Inc.	1,625,598	0.2
			127,245,586	16.2

		Industrials: 9.5%
33,705		3M Co.	5,077,321	0.6
33,492		American Airlines Group, Inc.	1,418,386	0.2
36,743		Boeing Co.	5,312,670	0.7
31,994		Caterpillar, Inc.	2,174,312	0.3
52,357		CSX Corp.	1,358,664	0.2
9,611		Cummins, Inc.	845,864	0.1
31,606		Danaher Corp.	2,935,565	0.4
17,695		Deere & Co.	1,349,598	0.2
43,273		Delta Air Lines, Inc.	2,193,508	0.3
24,756		Eaton Corp. PLC	1,288,302	0.2
35,429		Emerson Electric Co.	1,694,569	0.2
15,040		FedEx Corp.	2,240,810	0.3
15,454		General Dynamics Corp.	2,122,761	0.3
499,694		General Electric Co.	15,565,468	2.0
41,535		Honeywell International, Inc.	4,301,780	0.5
15,857		Illinois Tool Works, Inc.	1,469,627	0.2
14,383		Lockheed Martin Corp.	3,123,269	0.4
16,164		Norfolk Southern Corp.	1,367,313	0.2
9,691		Northrop Grumman Corp.	1,829,758	0.2
7,326		Precision Castparts Corp.	1,699,705	0.2
16,172		Raytheon Co.	2,013,899	0.2
46,523		Union Pacific Corp.	3,638,099	0.4
37,276		United Parcel Service, Inc. - Class B	3,587,070	0.4
47,300		United Technologies Corp.	4,544,111	0.6
24,269		Waste Management, Inc.	1,295,237	0.2
			74,447,666	9.5

		Information Technology: 21.7%
33,375		Accenture PLC	3,487,688	0.4
26,520	@	Adobe Systems, Inc.	2,491,289	0.3
15,317	@	Alphabet, Inc. - Class A	11,916,779	1.5
15,630	@	Alphabet, Inc. - Class C	11,861,294	1.5
306,102		Apple, Inc.	32,220,297	4.1
24,887		Automatic Data Processing, Inc.	2,108,427	0.3
13,603	@	Avago Technologies Ltd.	1,974,475	0.3
29,285		Broadcom Corp.	1,693,259	0.2
270,229		Cisco Systems, Inc.	7,338,068	0.9
32,361		Cognizant Technology Solutions Corp.	1,942,307	0.3
62,856		Corning, Inc.	1,149,008	0.2
64,401		eBay, Inc.	1,769,739	0.2
102,934		EMC Corp.	2,643,345	0.3
114,982	@	Facebook, Inc.	12,034,016	1.5
96,339		Hewlett Packard Enterprise Co.	1,464,353	0.2
96,316		HP, Inc.	1,140,381	0.2
48,247		International Business Machines Corp.	6,639,752	0.8
252,064		Intel Corp.	8,683,605	1.1
53,115		Mastercard, Inc.	5,171,276	0.7
57,310	@	Micron Technology, Inc.	811,510	0.1
429,824		Microsoft Corp.	23,846,636	3.0
168,349		Oracle Corp.	6,149,789	0.8
64,404	@	PayPal Holdings, Inc.	2,331,425	0.3
79,864		Qualcomm, Inc.	3,992,002	0.5
34,771	@	Salesforce.com, Inc.	2,726,046	0.4
55,146		Texas Instruments, Inc.	3,022,552	0.4
104,005		Visa, Inc. - Class A	8,065,588	1.0
4,379	@	VMware, Inc.	247,720	0.0
49,753	@	Yahoo!, Inc.	1,654,785	0.2
			170,577,411	21.7

		Materials: 2.1%
11,387		Air Products & Chemicals, Inc.	1,481,563	0.2
9,859		Chemours Co.	52,844	0.0
59,294		Dow Chemical Co.	3,052,455	0.4
13,996		Ecolab, Inc.	1,600,863	0.2
47,989		Du Pont E I de Nemours & Co.	3,196,067	0.4
19,428	@	LyondellBasell Industries NV - Class A	1,688,293	0.2
23,370		Monsanto Co.	2,302,412	0.3
14,412		PPG Industries, Inc.	1,424,194	0.2
15,280		Praxair, Inc.	1,564,672	0.2
6,200	@,L	Southern Copper Corp.	161,944	0.0
			16,525,307	2.1

See Accompanying Notes to Financial Statements

49

Voya Russell™ Large Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (Continued)
	Telecommunication Services: 2.8%
323,441	AT&T, Inc.	11,129,605	1.4
14,664	@ T-Mobile US, Inc.	573,656	0.1
216,703	Verizon Communications, Inc.	10,016,012	1.3
		21,719,273	2.8

	Utilities: 1.7%
25,973	American Electric Power Co., Inc.	1,513,447	0.2
31,455	Dominion Resources, Inc.	2,127,616	0.2
36,659	Duke Energy Corp.	2,617,086	0.3
48,860	Exelon Corp.	1,356,842	0.2
23,542	NextEra Energy, Inc.	2,445,779	0.3
25,438	PG&E Corp.	1,353,047	0.2
48,146	Southern Co.	2,252,751	0.3
		13,666,568	1.7

	Total Common Stock
	(Cost $347,812,842)	768,419,120	97.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.6%
	Securities Lending Collateralcc: 0.2%
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $1,000,041, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $1,020,000, due 03/31/21-02/15/44)	1,000,000	0.1
408,803	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $408,818, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $416,979, due 01/15/16-10/20/65)	408,803	0.1
		1,408,803	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.4%
19,264,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $19,264,000)	19,264,000	2.4

	Total Short-Term Investments
	(Cost $20,672,803)	20,672,803	2.6

	Total Investments in Securities (Cost $368,485,645)	$789,091,923	100.4
	Liabilities in Excess of Other Assets	(3,110,826)	(0.4)
	Net Assets	$785,981,097	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $372,667,006.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$428,036,086
Gross Unrealized Depreciation	(11,611,169)

Net Unrealized Appreciation	$416,424,917

See Accompanying Notes to Financial Statements

50

Voya Russell™ Large Cap Value Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 3.8%
24,762		Carnival Corp.	1,349,034	0.3
14,156		Comcast Corp. – Class A	798,823	0.2
4,147		Dish Network Corp. - Class A	237,126	0.0
227,595		Ford Motor Co.	3,206,814	0.8
93,682		General Motors Co.	3,186,125	0.8
29,809		Johnson Controls, Inc.	1,177,157	0.3
34,128		Target Corp.	2,478,034	0.6
19,219		Thomson Reuters Corp.	727,439	0.2
23,312		Time Warner, Inc.	1,507,587	0.4
22,302		Twenty-First Century Fox, Inc. - Class A	605,722	0.1
9,100		Twenty-First Century Fox, Inc. Class B	247,793	0.1
			15,521,654	3.8

		Consumer Staples: 8.2%
6,763		Altria Group, Inc.	393,674	0.1
36,165		Archer-Daniels-Midland Co.	1,326,532	0.3
6,484		Colgate-Palmolive Co.	431,964	0.1
4,801		CVS Health Corp.	469,394	0.1
4,394		Kimberly-Clark Corp.	559,356	0.1
94,824		Mondelez International, Inc.	4,251,908	1.1
45,331		Philip Morris International, Inc.	3,985,048	1.0
158,148		Procter & Gamble Co.	12,558,533	3.1
42,546		Walgreens Boots Alliance, Inc.	3,623,005	0.9
92,078		Wal-Mart Stores, Inc.	5,644,382	1.4
			33,243,796	8.2

		Energy: 13.9%
29,608		Anadarko Petroleum Corp.	1,438,357	0.4
21,981		Apache Corp.	977,495	0.2
25,335		Baker Hughes, Inc.	1,169,210	0.3
109,617		Chevron Corp.	9,861,145	2.4
71,867		ConocoPhillips	3,355,470	0.8
23,965		Devon Energy Corp.	766,880	0.2
29,248		EOG Resources, Inc.	2,070,466	0.5
243,723		Exxon Mobil Corp.	18,998,208	4.7
49,597		Halliburton Co.	1,688,282	0.4
104,089		Kinder Morgan, Inc.	1,553,008	0.4
29,295		Marathon Petroleum Corp.	1,518,653	0.4
44,775		Occidental Petroleum Corp.	3,027,238	0.8
31,575		Phillips 66	2,582,835	0.6
65,057		Schlumberger Ltd.	4,537,726	1.1
39,140		Spectra Energy Corp.	937,011	0.2
28,067		Valero Energy Corp.	1,984,617	0.5
			56,466,601	13.9

		Financials: 28.0%
19,037	@	ACE Ltd.	2,224,473	0.6
25,292		Aflac, Inc.	1,514,991	0.4
72,108		American International Group, Inc.	4,468,533	1.1
22,577		Allstate Corp.	1,401,806	0.3
40,603		American Express Co.	2,823,939	0.7
612,176		Bank of America Corp.	10,302,922	2.5
58,317		Bank of New York Mellon Corp.	2,403,827	0.6
45,224		BB&T Corp.	1,709,919	0.4
101,368	@	Berkshire Hathaway, Inc. – Class B	13,384,631	3.3
4,988		Blackrock, Inc.	1,698,514	0.4
31,853		Capital One Financial Corp.	2,299,149	0.6
19,568		Charles Schwab Corp.	644,374	0.2
13,393		Chubb Corp.	1,776,447	0.4
176,869		Citigroup, Inc.	9,152,971	2.3
18,689		CME Group, Inc.	1,693,223	0.4
25,797	@	Discover Financial Services	1,383,235	0.3
21,217		Equity Residential	1,731,095	0.4
22,606		Franklin Resources, Inc.	832,353	0.2
25,183		Goldman Sachs Group, Inc.	4,538,732	1.1
216,326		JPMorgan Chase & Co.	14,284,006	3.5
12,553		Marsh & McLennan Cos., Inc.	696,064	0.2
54,604		Metlife, Inc.	2,632,459	0.7
89,365		Morgan Stanley	2,842,701	0.7
30,193		PNC Financial Services Group, Inc.	2,877,695	0.7
26,407		Prudential Financial, Inc.	2,149,794	0.5
734		Public Storage, Inc.	181,812	0.0
23,997		State Street Corp.	1,592,441	0.4
18,578		Travelers Cos., Inc.	2,096,713	0.5
97,649		US Bancorp	4,166,683	1.0
271,573		Wells Fargo & Co.	14,762,708	3.6
			114,268,210	28.0

		Health Care: 14.2%
86,785		Abbott Laboratories	3,897,514	1.0
15,347		Aetna, Inc.	1,659,318	0.4
12,537	@	Allergan plc	3,917,813	1.0
12,299		Anthem, Inc.	1,714,973	0.4
11,583		Baxalta, Inc.	452,084	0.1
11,583		Baxter International, Inc.	441,891	0.1
1,854		Cardinal Health, Inc.	165,507	0.0
6,301	@	Express Scripts Holding Co.	550,770	0.1
17,233	@	HCA Holdings, Inc.	1,165,468	0.3
646		Humana, Inc.	115,317	0.0
140,794		Johnson & Johnson	14,462,360	3.6
83,070		Medtronic PLC	6,389,744	1.6
145,911		Merck & Co., Inc.	7,707,019	1.9
3,728	@	Mylan NV	201,573	0.1
358,940		Pfizer, Inc.	11,586,583	2.8
9,706		Stryker Corp.	902,076	0.2
15,383		Thermo Fisher Scientific, Inc.	2,182,079	0.5
2,774		UnitedHealth Group, Inc.	326,333	0.1
			57,838,422	14.2

		Industrials: 10.5%
29,067		Caterpillar, Inc.	1,975,393	0.5
42,739		CSX Corp.	1,109,077	0.3
2,708		Cummins, Inc.	238,331	0.1

See Accompanying Notes to Financial Statements

51

Voya Russell™ Large Cap Value Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (Continued)
		Industrials: (Continued)
28,051		Danaher Corp.	2,605,377	0.6
15,961		Deere & Co.	1,217,346	0.3
27,229		Eaton Corp. PLC	1,416,997	0.4
12,119		Emerson Electric Co.	579,652	0.1
10,553		FedEx Corp.	1,572,291	0.4
11,796		General Dynamics Corp.	1,620,299	0.4
548,205		General Electric Co.	17,076,586	4.2
4,460		Lockheed Martin Corp.	968,489	0.2
17,770		Norfolk Southern Corp.	1,503,164	0.4
7,400		Northrop Grumman Corp.	1,397,194	0.3
6,520		Precision Castparts Corp.	1,512,705	0.4
17,787		Raytheon Co.	2,215,015	0.5
47,118		United Technologies Corp.	4,526,626	1.1
24,449		Waste Management, Inc.	1,304,843	0.3
			42,839,385	10.5

		Information Technology: 12.1%
5,393		Automatic Data Processing, Inc.	456,895	0.1
29,855		Broadcom Corp.	1,726,216	0.4
296,460		Cisco Systems, Inc.	8,050,371	2.0
68,960		Corning, Inc.	1,260,589	0.3
103,921		EMC Corp.	2,668,691	0.6
105,939		Hewlett Packard Enterprise Co.	1,610,273	0.4
105,960		HP, Inc.	1,254,567	0.3
23,556		International Business Machines Corp.	3,241,777	0.8
257,174		Intel Corp.	8,859,644	2.2
58,077	@	Micron Technology, Inc.	822,370	0.2
204,187		Microsoft Corp.	11,328,295	2.8
73,880		Oracle Corp.	2,698,836	0.7
74,305		Qualcomm, Inc.	3,714,136	0.9
54,708	@	Yahoo!, Inc.	1,819,588	0.4
			49,512,248	12.1

		Materials: 1.3%
2,216		Air Products & Chemicals, Inc.	288,324	0.1
5,775		Chemours Co.	30,954	0.0
56,675		Dow Chemical Co.	2,917,629	0.7
28,390		Du Pont E I de Nemours & Co.	1,890,774	0.4
2,808		Praxair, Inc.	287,539	0.1
4,478	@,L	Southern Copper Corp.	116,965	0.0
			5,532,185	1.3

		Telecommunication Services: 2.9%
302,685		AT&T, Inc.	10,415,391	2.6
16,003	@	T-Mobile US, Inc.	626,037	0.1
17,118		Verizon Communications, Inc.	791,194	0.2
			11,832,622	2.9

		Utilities: 3.7%
28,561		American Electric Power Co., Inc.	1,664,250	0.4
32,865		Dominion Resources, Inc.	2,222,989	0.5
40,311		Duke Energy Corp.	2,877,802	0.7
53,608		Exelon Corp.	1,488,694	0.4
25,889		NextEra Energy, Inc.	2,689,608	0.7
27,981		PG&E Corp.	1,488,309	0.4
52,943		Southern Co.	2,477,203	0.6
			14,908,855	3.7

	Total Common Stock
	(Cost $360,530,856)		401,963,978	98.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.3%
	Securities Lending Collateralcc: 0.0%
119,275	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $119,280, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $121,661, due 03/31/21-02/15/44)
	(Cost $119,275)	119,275	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
947,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $947,000)	947,000	0.3

	Total Short-Term Investments
	(Cost $1,066,275)	1,066,275	0.3

	Total Investments in Securities (Cost $361,597,131)	$403,030,253	98.9
	Assets in Excess of Other Liabilities	4,440,742	1.1
	Net Assets	$407,470,995	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $365,265,008.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$53,226,076
Gross Unrealized Depreciation	(15,460,831)

Net Unrealized Appreciation	$37,765,245

See Accompanying Notes to Financial Statements

52

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.0%
		Consumer Discretionary: 25.1%
1,183		Aaron's, Inc.	26,487	0.0
8,877		Advance Auto Parts, Inc.	1,336,077	0.4
7,243		AMC Networks, Inc.	540,907	0.2
21,388		ARAMARK Holdings Corp.	689,763	0.2
8,813	@	Autonation, Inc.	525,784	0.1
3,791	@	Autozone, Inc.	2,812,581	0.8
20,723	@	Bed Bath & Beyond, Inc.	999,885	0.3
27,454		BorgWarner, Inc.	1,186,836	0.3
7,393		Brinker International, Inc.	354,494	0.1
8,261		Brunswick Corp.	417,263	0.1
588	@,L	Cabela's, Inc.	27,477	0.0
3,584		Cablevision Systems Corp.	114,330	0.0
25,387	@	Carmax, Inc.	1,370,136	0.4
6,355		Carter's, Inc.	565,786	0.2
9,095	@,L	Charter Communications, Inc.	1,665,294	0.5
3,768	@	Chipotle Mexican Grill, Inc.	1,808,075	0.5
4,325		Choice Hotels International, Inc.	218,023	0.1
14,012		Cinemark Holdings, Inc.	468,421	0.1
1,741	@	Clear Channel Outdoor Holdings, Inc.	9,732	0.0
4,756		Coach, Inc.	155,664	0.0
10,155	L	Coty, Inc - Class A	260,273	0.1
7,742		CST Brands, Inc.	303,022	0.1
3,057		Darden Restaurants, Inc.	194,547	0.1
35,034		Delphi Automotive PLC	3,003,465	0.8
7,667		Dick's Sporting Goods, Inc.	271,028	0.1
346		Dillard's, Inc.	22,736	0.0
17,138	@	Discovery Communications, Inc. - Class A	457,242	0.1
30,182	@	Discovery Communications, Inc. - Class C	761,190	0.2
36,850		Dollar General Corp.	2,648,409	0.7
27,936	@	Dollar Tree, Inc.	2,157,218	0.6
6,676		Domino's Pizza, Inc.	742,705	0.2
16,435		D.R. Horton, Inc.	526,413	0.1
541		DSW, Inc.	12,908	0.0
11,640	L	Dunkin' Brands Group, Inc.	495,748	0.1
12,748		Expedia, Inc.	1,584,576	0.4
7,356		Extended Stay America, Inc.	116,960	0.0
14,631		Foot Locker, Inc.	952,332	0.3
4,202	@,L	Fossil Group, Inc.	153,625	0.0
28,820		Gap, Inc.	711,854	0.2
17,961		Gentex Corp.	287,556	0.1
17,156		Genuine Parts Co.	1,473,529	0.4
10,477		GNC Holdings, Inc.	324,997	0.1
10,900	@,L	GoPro, Inc.	196,309	0.1
54,550	@,L	Groupon, Inc.	167,469	0.1
26,768		H&R Block, Inc.	891,642	0.2
48,736		Hanesbrands, Inc.	1,434,300	0.4
12,734		Harley-Davidson, Inc.	577,996	0.2
8,606		Harman International Industries, Inc.	810,771	0.2
10,939		Hasbro, Inc.	736,851	0.2
63,022		Hilton Worldwide Holdings, Inc.	1,348,671	0.4
7,804	@	International Game Technology PLC	126,269	0.0
49,954		Interpublic Group of Cos., Inc.	1,162,929	0.3
25,609	@	Jarden Corp.	1,462,786	0.4
15,586	@	Kate Spade & Co.	276,963	0.1
30,025		L Brands, Inc.	2,876,996	0.8
7,120		Lear Corp.	874,550	0.2
16,663		Leggett & Platt, Inc.	700,179	0.2
8,248		Lennar Corp. - Class A	403,410	0.1
464		Lennar Corp. - Class B	18,644	0.0
26,832	@	Liberty Interactive Corp. QVC Group	733,050	0.2
17,142	@	Liberty Ventures	773,276	0.2
11,482	L	Lions Gate Entertainment Corp.	371,902	0.1
17,620	@	Live Nation, Inc.	432,923	0.1
36,788		LKQ Corp.	1,090,028	0.3
13,496		Lululemon Athletica, Inc.	708,135	0.2
27,502		Macy's, Inc.	962,020	0.3
2,479	@	Madison Square Garden Co/The	401,102	0.1
23,775	L	Marriott International, Inc.	1,593,876	0.4
33,209		McGraw-Hill Cos., Inc.	3,273,743	0.9
3,841	@	MGM Resorts International	87,268	0.0
22,332	@	Michael Kors Holdings Ltd.	894,620	0.2
7,653	@	Michaels Cos, Inc.	169,208	0.1
5,241	@	Mohawk Industries, Inc.	992,593	0.3
2,331		Morningstar, Inc.	187,436	0.1
7,507		MSG Networks, Inc.	156,146	0.0
336	@	Murphy USA, Inc.	20,409	0.0
16,382		Newell Rubbermaid, Inc.	722,119	0.2
16,978	L	Nordstrom, Inc.	845,674	0.2
14,604	@	Norwegian Cruise Line Holdings Ltd.	855,794	0.2
492		NVR, Inc.	808,356	0.2
11,919	@	Office Depot, Inc.	67,223	0.0
29,644		Omnicom Group, Inc.	2,242,865	0.6
12,254	@	O'Reilly Automotive, Inc.	3,105,409	0.9
25,577	@	Pandora Media, Inc.	342,988	0.1
3,064	@	Panera Bread Co.	596,806	0.2
1,965		Penske Auto Group, Inc.	83,198	0.0
8,040	@	Polaris Industries, Inc.	691,038	0.2
407		Ralph Lauren Corp.	45,372	0.0
10,112	L	Regal Entertainment Group	190,813	0.1
50,207		Ross Stores, Inc.	2,701,639	0.7
19,073	@	Sally Beauty Holdings, Inc.	531,946	0.1
11,054		Scripps Networks Interactive - Class A	610,291	0.2
162	L	Sears Holding Corp.	3,331	0.0
24,448		Service Corp. International	636,137	0.2

See Accompanying Notes to Financial Statements

53

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (Continued)
		Consumer Discretionary: (continued)
12,427	@	ServiceMaster Global Holdings, Inc.	487,635	0.1
9,741	@	Signet Jewelers Ltd.	1,204,864	0.3
277,996	@	Sirius XM Holdings, Inc.	1,131,444	0.3
8,693		Six Flags Entertainment Corp.	477,593	0.1
14,850	@	Skechers USA, Inc.	448,619	0.1
20,735		Starwood Hotels & Resorts Worldwide, Inc.	1,436,521	0.4
10,435		Starz	349,573	0.1
7,383	@	Tempur Sealy International, Inc.	520,206	0.1
5,568	@	Thor Industries, Inc.	312,643	0.1
10,303		Tiffany & Co.	786,016	0.2
7,489		Toll Brothers, Inc.	249,384	0.1
4,769	@	TopBuild Corp.	146,742	0.0
16,554		Tractor Supply Co.	1,415,367	0.4
13,609	@	TripAdvisor, Inc.	1,160,167	0.3
5,757		Tupperware Corp.	320,377	0.1
7,795	@	Ulta Salon Cosmetics & Fragrance, Inc.	1,442,075	0.4
21,675	@,L	Under Armour, Inc.	1,747,222	0.5
10,579	@	Urban Outfitters, Inc.	240,672	0.1
1,021	@	Vista Outdoor, Inc.	45,445	0.0
4,891	@	Visteon Corp.	560,020	0.2
736		Whirlpool Corp.	108,096	0.0
11,085		Williams-Sonoma, Inc.	647,475	0.2
14,520		Wyndham Worldwide Corp.	1,054,878	0.3
8,697	L	Wynn Resorts Ltd.	601,745	0.2
			91,645,596	25.1

		Consumer Staples: 8.3%
3,069	@,L	Blue Buffalo Pet Products, Inc.	57,421	0.0
3,107		Brown-Forman Corp. - Class A	342,112	0.1
13,182		Brown-Forman Corp. - Class B	1,308,709	0.4
12,403		Campbell Soup Co.	651,778	0.2
15,880		Church & Dwight Co., Inc.	1,347,894	0.4
12,622		Clorox Co.	1,600,848	0.4
28,269		Coca-Cola Enterprises, Inc.	1,391,966	0.4
7,089		ConAgra Foods, Inc.	298,872	0.1
19,849		Constellation Brands, Inc.	2,827,292	0.8
23,264		Dr Pepper Snapple Group, Inc.	2,168,205	0.6
18,755		Flowers Foods, Inc.	403,045	0.1
12,409	@	Hain Celestial Group, Inc.	501,199	0.1
7,556	@,L	Herbalife Ltd.	405,153	0.1
17,677		Hershey Co.	1,578,026	0.4
16,237		Hormel Foods Corp.	1,284,022	0.4
1,079	@	Ingredion, Inc.	103,411	0.0
27,271		Kellogg Co.	1,970,875	0.5
15,680		Keurig Green Mountain, Inc.	1,410,886	0.4
15,505		McCormick & Co., Inc.	1,326,608	0.4
24,577		Mead Johnson Nutrition Co.	1,940,354	0.5
18,153	@	Monster Beverage Corp.	2,704,071	0.7
1,512	L	Nu Skin Enterprises, Inc.	57,290	0.0
844	L	Pilgrim's Pride Corp.	18,644	0.0
71,065	@	Rite Aid Corp.	557,150	0.2
3,087	@	Spectrum Brands Holdings, Inc.	314,257	0.1
18,539	@,L	Sprouts Farmers Market, Inc.	492,952	0.1
22,405		Sysco Corp.	918,605	0.3
1,850		Tyson Foods, Inc.	98,660	0.0
21,183		WhiteWave Foods Co.	824,230	0.2
39,820		Whole Foods Market, Inc.	1,333,970	0.4
			30,238,505	8.3

		Energy: 0.8%
50,032		Cabot Oil & Gas Corp.	885,066	0.3
3,469	@,L	Continental Resources, Inc.	79,718	0.0
660		CVR Energy, Inc.	25,971	0.0
18,178	@	FMC Technologies, Inc.	527,344	0.2
3,307	@	HollyFrontier Corp.	131,916	0.0
10,765	@	Memorial Resource Development Corp.	173,855	0.1
2,127		Oceaneering International, Inc.	79,805	0.0
11,473		Oneok, Inc.	282,924	0.1
1,377	L	Range Resources Corp.	33,888	0.0
895		RPC, Inc.	10,695	0.0
7,223	@,L	Solar City	368,518	0.1
3,339	L	Targa Resources Corp.	90,353	0.0
2,230	L	Teekay Corp.	22,010	0.0
946		Tesoro Corp.	99,680	0.0
1,613		World Fuel Services Corp.	62,036	0.0
			2,873,779	0.8

		Financials: 10.8%
6,619		Affiliated Managers Group, Inc.	1,057,451	0.3
4,379		Ally Financial, Inc.	81,625	0.0
18,333		Ameriprise Financial, Inc.	1,950,998	0.5
260		Amtrust Financial Services, Inc.	16,011	0.0
34,197		Aon PLC	3,153,305	0.9
11,279		Arthur J. Gallagher & Co.	461,762	0.1
4,337		Artisan Partners Asset Management, Inc.	156,392	0.0
16,995		Boston Properties, Inc.	2,167,542	0.6
10,096		CBOE Holdings, Inc.	655,230	0.2
34,705	@	CBRE Group, Inc.	1,200,099	0.3
1,882		Columbia Property Trust, Inc.	44,189	0.0
1,038	@,L	Credit Acceptance Corp.	222,153	0.1
40,497		Crown Castle International Corp.	3,500,966	1.0
10,193		Digital Realty Trust, Inc.	770,795	0.2
14,251		Eaton Vance Corp.	462,160	0.1
6,454		Empire State Realty Trust, Inc.	116,624	0.0
7,472		Equinix, Inc.	2,259,533	0.6
10,190		Equity Lifestyle Properties, Inc.	679,367	0.2
2,963		Erie Indemnity Co.	283,381	0.1
14,898		Extra Space Storage, Inc.	1,314,153	0.4
8,334	@	Federal Realty Investment Trust	1,217,597	0.3
11,452		Federated Investors, Inc.	328,100	0.1

See Accompanying Notes to Financial Statements

54

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (Continued)
		Financials: (continued)
1,019	@	Four Corners Property Trust, Inc.	24,619	0.0
1,462	@	Gaming and Leisure Properties, Inc.	40,644	0.0
1,517		Healthcare Trust of America, Inc.	40,913	0.0
1,959	@	Howard Hughes Corp.	221,680	0.1
621		Interactive Brokers Group, Inc.	27,076	0.0
4,794		Intercontinental Exchange, Inc.	1,228,510	0.3
6,571		Invesco Ltd.	219,997	0.1
10,075		Iron Mountain, Inc.	272,126	0.1
3,951		Jones Lang LaSalle, Inc.	631,607	0.2
9,793		Lamar Advertising Co.	587,384	0.2
15,238		Lazard Ltd.	685,862	0.2
3,904		Legg Mason, Inc.	153,154	0.0
5,416		Leucadia National Corp.	94,184	0.0
9,975	L	LPL Financial Holdings, Inc.	425,434	0.1
177	@	Markel Corp.	156,353	0.0
21,539		Moody's Corp.	2,161,223	0.6
12,458		MSCI, Inc. - Class A	898,596	0.3
23,661		NorthStar Asset Management Group, Inc./New York	287,245	0.1
6,074		Omega Healthcare Investors, Inc.	212,469	0.1
8,795		Plum Creek Timber Co., Inc.	419,697	0.1
2,263		Post Properties, Inc.	133,879	0.0
6,514	@	Realogy Holdings Corp.	238,868	0.1
610	@	Santander Consumer USA Holdings, Inc.	9,668	0.0
16,852		SEI Investments Co.	883,045	0.2
5,619		Signature Bank	861,786	0.2
47,827		SLM Corp.	311,832	0.1
3,892	@	SVB Financial Group	462,759	0.1
31,618		T. Rowe Price Group, Inc.	2,260,371	0.6
11,698		Tanger Factory Outlet Centers, Inc.	382,525	0.1
2,799	@	Taubman Centers, Inc.	214,739	0.1
27,516	@	TD Ameritrade Holding Corp.	955,080	0.3
9,653		Waddell & Reed Financial, Inc.	276,655	0.1
19,187		Welltower, Inc.	1,305,292	0.4
5,474		Weyerhaeuser Co.	164,111	0.0
			39,348,816	10.8

		Health Care: 13.5%
6,253	@	Acadia Healthcare Co., Inc.	390,562	0.1
3,156	@,L	Agios Pharmaceuticals, Inc.	204,887	0.1
9,571	@,L	Akorn, Inc.	357,094	0.1
6,674	@	Alere, Inc.	260,887	0.1
9,768	@	Align Technology, Inc.	643,223	0.2
14,933	@	Alkermes PLC	1,185,381	0.3
6,921	@	Allscripts Healthcare Solutions, Inc.	106,445	0.0
7,341	@	Alnylam Pharmaceuticals, Inc.	691,082	0.2
24,951		AmerisourceBergen Corp.	2,587,668	0.7
4,663	@,L	Athenahealth, Inc.	750,603	0.2
19,455	@	BioMarin Pharmaceutical, Inc.	2,038,106	0.6
1,875		Bio-Techne Corp.	168,750	0.0
4,326	@	Bluebird Bio, Inc.	277,816	0.1
12,765	@	Boston Scientific Corp.	235,387	0.1
4,889	@	Brookdale Senior Living, Inc.	90,251	0.0
13,558	@	Bruker BioSciences Corp.	329,053	0.1
14,380	@	Centene Corp.	946,348	0.3
36,359	@	Cerner Corp.	2,187,721	0.6
5,728		Charles River Laboratories International, Inc.	460,474	0.1
3,984		Cooper Cos., Inc.	534,653	0.1
9,009		CR Bard, Inc.	1,706,665	0.5
6,145	@	DaVita, Inc.	428,368	0.1
4,369		Dentsply International, Inc.	265,854	0.1
9,593		DexCom, Inc.	785,667	0.2
26,101	@	Edwards Lifesciences Corp.	2,061,457	0.6
9,901	@	Endo International PLC	606,139	0.2
22,456	@	Envision Healthcare Holdings, Inc.	583,182	0.2
1,569		Health Net, Inc.	107,414	0.0
10,146	@	Henry Schein, Inc.	1,604,996	0.4
6,358		Hill-Rom Holdings, Inc.	305,565	0.1
29,743		Hologic, Inc.	1,150,757	0.3
11,322		Idexx Laboratories, Inc.	825,600	0.2
16,167	@	IMS Health Holdings, Inc.	411,773	0.1
18,983	@	Incyte Corp., Ltd.	2,058,706	0.6
3,125	@,L	Inovalon Holdings, Inc.	53,125	0.0
1,947	@,L	Intercept Pharmaceuticals, Inc.	290,784	0.1
5,925	L	Intrexon Corp.	178,639	0.0
4,473	@	Intuitive Surgical, Inc.	2,442,974	0.7
14,483	@,L	Ionis Pharmaceuticals, Inc.	896,932	0.2
7,386	@	Jazz Pharmaceuticals PLC	1,038,176	0.3
1,465	@	Juno Therapeutics, Inc.	64,416	0.0
4,021	@	Laboratory Corp. of America Holdings	497,156	0.1
534	@	LifePoint Hospitals, Inc.	39,196	0.0
5,627	@	Mallinckrodt PLC - W/I	419,943	0.1
19,037		Medivation, Inc.	920,248	0.3
6,529		Mednax, Inc.	467,868	0.1
3,384	@	Mettler Toledo International, Inc.	1,147,616	0.3
36,946	@,L	Opko Health, Inc.	371,307	0.1
5,753		Patterson Cos., Inc.	260,093	0.1
2,161		PerkinElmer, Inc.	115,765	0.0
3,273		Perrigo Co. PLC	473,603	0.1
4,596	@	Premier, Inc.	162,101	0.0
3,054	@	Puma Biotechnology, Inc.	239,434	0.1
9,069		Quintiles Transnational Holdings, Inc.	622,677	0.2
17,043		Resmed, Inc.	915,039	0.3
12,755	@	Seattle Genetics, Inc.	572,444	0.2
6,721	@	Sirona Dental Systems, Inc.	736,420	0.2
19,184		St. Jude Medical, Inc.	1,184,996	0.3
12,002	@	Tenet Healthcare Corp.	363,661	0.1

See Accompanying Notes to Financial Statements

55

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (Continued)
		Health Care: (continued)
5,592		United Therapeutics Corp.	875,763	0.2
2,020		Universal Health Services, Inc.	241,370	0.1
12,070	@	Varian Medical Systems, Inc.	975,256	0.3
9,371	@	VCA, Inc.	515,405	0.1
8,678	@,L	Veeva Systems, Inc.	250,360	0.1
1,912	@	VWR Corp.	54,129	0.0
10,034		Waters Corp.	1,350,376	0.4
1,302		Zimmer Biomet Holdings, Inc.	133,572	0.0
60,663		Zoetis, Inc.	2,906,971	0.8
			49,126,349	13.5

		Industrials: 15.6%
5,270	@	Acuity Brands, Inc.	1,232,126	0.3
2,440	@	Aecom Technology Corp.	73,273	0.0
663		Air Lease Corp.	22,197	0.0
15,729		Alaska Air Group, Inc.	1,266,342	0.4
11,570		Allegion Public Ltd.	762,694	0.2
11,920		Allison Transmission Holdings, Inc.	308,609	0.1
427		Amerco, Inc.	166,316	0.1
29,305	@	Ametek, Inc.	1,570,455	0.4
8,979		AO Smith Corp.	687,881	0.2
3,006	@	Armstrong World Industries, Inc.	137,464	0.0
12,171	@	Avis Budget Group, Inc.	441,686	0.1
1,296	@	Babcock & Wilcox Enterprises, Inc.	27,047	0.0
12,837		BE Aerospace, Inc.	543,904	0.2
2,619		BWX Technologies, Inc.	83,206	0.0
1,732		Carlisle Cos., Inc.	153,611	0.0
17,642		CH Robinson Worldwide, Inc.	1,094,157	0.3
10,907		Cintas Corp.	993,082	0.3
4,841	@	Clean Harbors, Inc.	201,628	0.1
14,559	@	Copart, Inc.	553,388	0.2
3,920	@	CoStar Group, Inc.	810,225	0.2
13,977		Covanta Holding Corp.	216,504	0.1
14,867		Donaldson Co., Inc.	426,088	0.1
1,314		Dun & Bradstreet Corp.	136,564	0.0
14,440	@	Equifax, Inc.	1,608,183	0.4
23,132		Expeditors International Washington, Inc.	1,043,253	0.3
35,667	L	Fastenal Co.	1,455,927	0.4
7,654		Flowserve Corp.	322,080	0.1
6,813		Fortune Brands Home & Security, Inc.	378,121	0.1
2,682	@	Genesee & Wyoming, Inc.	143,997	0.0
7,096		Graco, Inc.	511,409	0.1
20,622	@	HD Supply Holdings, Inc	619,279	0.2
49,091	@	Hertz Global Holdings, Inc.	698,565	0.2
11,652		Hexcel Corp.	541,235	0.2
940		Hubbell, Inc.	94,978	0.0
5,884		Huntington Ingalls Industries, Inc.	746,385	0.2
8,598		IDEX Corp.	658,693	0.2
7,124	@	IHS, Inc.	843,695	0.2
2,282		Ingersoll-Rand PLC - Class A	126,172	0.0
11,124		JB Hunt Transport Services, Inc.	816,057	0.2
14,138		JetBlue Airways Corp.	320,226	0.1
5,813		KAR Auction Services, Inc.	215,255	0.1
5,423		Landstar System, Inc.	318,059	0.1
4,893		Lennox International, Inc.	611,136	0.2
8,420		Lincoln Electric Holdings, Inc.	436,914	0.1
42,297		Masco Corp.	1,197,005	0.3
6,934	@	Middleby Corp.	747,971	0.2
1,801		MSC Industrial Direct Co.	101,342	0.0
30,769		Nielsen NV	1,433,835	0.4
7,357		Nordson Corp.	471,952	0.1
8,442	@	Old Dominion Freight Line	498,669	0.1
38,916		Paccar, Inc.	1,844,618	0.5
7,598		Parker Hannifin Corp.	736,854	0.2
9,530		Pitney Bowes, Inc.	196,794	0.1
3,706		Quanta Services, Inc.	75,046	0.0
289		Regal-Beloit Corp.	16,912	0.0
16,340		Robert Half International, Inc.	770,268	0.2
16,329		Rockwell Automation, Inc.	1,675,519	0.5
16,049		Rockwell Collins, Inc.	1,481,323	0.4
11,594		Rollins, Inc.	300,285	0.1
4,658		Roper Technologies, Inc.	884,042	0.3
13,372		RR Donnelley & Sons Co.	196,836	0.1
7,049		Snap-On, Inc.	1,208,410	0.3
81,087		Southwest Airlines Co.	3,491,606	1.0
15,815	@	Spirit Aerosystems Holdings, Inc.	791,857	0.2
8,832	@	Spirit Airlines, Inc.	351,955	0.1
1,726		Stanley Black & Decker, Inc.	184,216	0.1
10,320	@	Stericycle, Inc.	1,244,592	0.3
7,693		Textron, Inc.	323,183	0.1
6,735		Toro Co.	492,126	0.1
1,507	@	Towers Watson & Co.	193,589	0.1
6,465	@	TransDigm Group, Inc.	1,476,929	0.4
3,077	@	TransUnion	84,833	0.0
44,649		Tyco International Plc	1,423,857	0.4
46,350	@	United Continental Holdings, Inc.	2,655,855	0.7
11,727	@	United Rentals, Inc.	850,677	0.2
11,186	@	USG Corp.	271,708	0.1
158		Valmont Industries, Inc.	16,751	0.0
20,514	@	Verisk Analytics, Inc.	1,577,116	0.4
6,602	@	WABCO Holdings, Inc.	675,120	0.2
11,686		Wabtec Corp.	831,108	0.2
3,179		Watsco, Inc.	372,356	0.1
7,606	L	WW Grainger, Inc.	1,540,900	0.4
			57,106,081	15.6

		Information Technology: 19.6%
5,055	@,L	3D Systems Corp.	43,928	0.0
21,666	@	Akamai Technologies, Inc.	1,140,282	0.3
7,529	@	Alliance Data Systems Corp.	2,082,296	0.6
37,483		Amphenol Corp.	1,957,737	0.5
34,810		Analog Devices, Inc.	1,925,689	0.5
2,072	@	Ansys, Inc.	191,660	0.1
82,542		Applied Materials, Inc.	1,541,059	0.4

See Accompanying Notes to Financial Statements

56

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (Continued)
		Information Technology: (continued)
4,120	@,L	Arista Networks, Inc.	320,701	0.1
8,353	@	ARRIS Group, Inc.	255,351	0.1
50,478		Atmel Corp.	434,616	0.1
20,523	@	Autodesk, Inc.	1,250,466	0.4
2,235	@	Black Knight Financial Services, Inc.	73,889	0.0
11,507		Booz Allen Hamilton Holding Corp.	354,991	0.1
14,500		Broadridge Financial Solutions, Inc. ADR	779,085	0.2
35,392	@	Cadence Design Systems, Inc.	736,508	0.2
19,391		CDK Global, Inc.	920,491	0.3
15,949		CDW Corp./DE	670,496	0.2
19,449	@	Citrix Systems, Inc.	1,471,317	0.4
10,538		Cognex Corp.	355,868	0.1
5,692	@	CommScope Holding Co., Inc.	147,366	0.0
4,946		CoreLogic, Inc.	167,472	0.1
3,246		DST Systems, Inc.	370,239	0.1
38,173	@	Electronic Arts, Inc.	2,623,249	0.7
8,702		F5 Networks, Inc.	843,746	0.2
5,051		Factset Research Systems, Inc.	821,141	0.2
14,777		Fidelity National Information Services, Inc.	895,486	0.3
16,684	@	FireEye, Inc.	346,026	0.1
16,893	@	First Data Corp.	270,626	0.1
28,731	@	Fiserv, Inc.	2,627,737	0.7
3,462	@,L	Fitbit, Inc.	102,441	0.0
11,139	@	FleetCor Technologies, Inc.	1,592,097	0.4
10,801		Flir Systems, Inc.	303,184	0.1
17,273		Fortinet, Inc.	538,399	0.2
10,043		Gartner, Inc.	910,900	0.3
19,248	@	Genpact Ltd.	480,815	0.1
16,080		Global Payments, Inc.	1,037,321	0.3
2,901	@,L	GoDaddy, Inc.	93,006	0.0
2,536		Harris Corp.	220,378	0.1
8,889		IAC/InterActiveCorp	533,785	0.2
1,069		Ingram Micro, Inc.	32,476	0.0
33,448		Intuit, Inc.	3,227,732	0.9
4,219	@,L	IPG Photonics Corp.	376,166	0.1
4,427		Jabil Circuit, Inc.	103,105	0.0
9,891		Jack Henry & Associates, Inc.	772,092	0.2
8,529		Juniper Networks, Inc.	235,400	0.1
17,186	@	Keysight Technologies, Inc.	486,879	0.1
9,891	@	King Digital Entertainment Plc	176,851	0.1
19,404		KLA-Tencor Corp.	1,345,667	0.4
13,675	L	Lam Research Corp.	1,086,069	0.3
699		Leidos Holdings, Inc.	39,326	0.0
8,229	@	LendingClub Corp.	90,930	0.0
29,056		Linear Technology Corp.	1,234,008	0.3
13,277	@	LinkedIn Corp.	2,988,387	0.8
3,454	@,L	Match Group, Inc.	46,802	0.0
11,962	@	Maxim Integrated Products	454,556	0.1
25,371		Microchip Technology, Inc.	1,180,766	0.3
21,440		Motorola Solutions, Inc.	1,467,568	0.4
3,039	@	National Instruments Corp.	87,189	0.0
10,819		NetApp, Inc.	287,028	0.1
4,832	@,L	NetSuite, Inc.	408,884	0.1
47,916	@	ON Semiconductor Corp.	469,577	0.1
8,806		Palo Alto Networks, Inc.	1,551,089	0.4
34,328		Paychex, Inc.	1,815,608	0.5
13,909	@	PTC, Inc.	481,669	0.1
17,150	@	Qorvo, Inc.	872,935	0.2
14,092	@	Rackspace Hosting, Inc.	356,809	0.1
22,243	@	Red Hat, Inc.	1,841,943	0.5
13,877		Sabre Corp.	388,140	0.1
18,662	@	ServiceNow, Inc.	1,615,383	0.4
23,187		Skyworks Solutions, Inc.	1,781,457	0.5
7,589		SolarWinds, Inc.	446,992	0.1
8,116		Solera Holdings, Inc.	445,000	0.1
15,156	@	Splunk, Inc.	891,324	0.3
2,916	@	Square, Inc.	38,170	0.0
8,809		SS&C Technologies Holdings, Inc.	601,390	0.2
30,616	@,L	SunEdison, Inc.	155,835	0.1
496	@,L	SunPower Corp.	14,885	0.0
1,393		Synopsys, Inc.	63,535	0.0
5,996	@	Tableau Software, Inc.	564,943	0.2
11,991	@	Teradata Corp.	316,802	0.1
19,989		Total System Services, Inc.	995,452	0.3
1,676	@	Trimble Navigation Ltd.	35,950	0.0
68,577	@	Twitter, Inc.	1,586,872	0.4
3,457		Ultimate Software Group, Inc.	675,878	0.2
17,337		Vantiv, Inc.	822,121	0.2
13,756	@	VeriFone Holdings, Inc.	385,443	0.1
12,515	@,L	VeriSign, Inc.	1,093,310	0.3
62,459		Western Union Co.	1,118,641	0.3
4,673		WEX, Inc.	413,093	0.1
12,831	@	Workday, Inc.	1,022,374	0.3
7,295		Xilinx, Inc.	342,646	0.1
7,929	@,L	Yelp, Inc.	228,355	0.1
6,257	@	Zebra Technologies Corp.	435,800	0.1
3,237	L	Zillow Group, Inc. - A	84,292	0.0
6,423	@,L	Zillow Group, Inc. - C	150,812	0.0
			71,664,250	19.6

		Materials: 4.8%
1,868		Airgas, Inc.	258,382	0.1
1,424		Aptargroup, Inc.	103,454	0.0
729		Ashland, Inc.	74,868	0.0
10,241		Avery Dennison Corp.	641,701	0.2
12,315	@	Axalta Coating Systems Ltd.	328,195	0.1
16,676		Ball Corp.	1,212,845	0.3
1,304		Bemis Co., Inc.	58,276	0.0
1,338		Celanese Corp.	90,087	0.0
28,556		CF Industries Holdings, Inc.	1,165,370	0.3
4,110		Compass Minerals International, Inc.	309,360	0.1
7,478		Crown Holdings, Inc.	379,135	0.1
6,074		Eagle Materials, Inc.	367,052	0.1
4,523		Eastman Chemical Co.	305,348	0.1
11,694		FMC Corp.	457,586	0.1
23,172		Graphic Packaging Holding Co.	297,297	0.1
15,853		Huntsman Corp.	180,249	0.1
9,785		International Flavors & Fragrances, Inc.	1,170,677	0.3
48,518		International Paper Co.	1,829,129	0.5

See Accompanying Notes to Financial Statements

57

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (Continued)
		Materials: (continued)
1,154		Martin Marietta Materials, Inc.	157,613	0.1
1,029		NewMarket Corp.	391,771	0.1
1,260	@	Owens-Illinois, Inc.	21,949	0.0
11,842		Packaging Corp. of America	746,638	0.2
2,642	@	Platform Specialty Products Corp.	33,897	0.0
418		Royal Gold, Inc.	15,244	0.0
16,110		RPM International, Inc.	709,807	0.2
4,946		Scotts Miracle-Gro Co.	319,066	0.1
23,955		Sealed Air Corp.	1,068,393	0.3
9,826		Sherwin-Williams Co.	2,550,830	0.7
4,960		Silgan Holdings, Inc.	266,451	0.1
3,308	@	Steel Dynamics, Inc.	59,114	0.0
2,509	L	Tahoe Resources, Inc.	21,753	0.0
9,829		Valspar Corp.	815,316	0.2
2,121		Vulcan Materials Co.	201,431	0.1
3,034		WestRock Co.	138,411	0.0
8,803		WR Grace & Co.	876,691	0.2
			17,623,386	4.8

		Telecommunication Services: 0.4%
4,203	@	Level 3 Communications, Inc.	228,475	0.1
7,718	@	SBA Communications Corp.	810,930	0.2
15,020	@	Zayo Group Holdings, Inc.	399,382	0.1
			1,438,787	0.4

		Utilities: 0.1%
5,325	@	Calpine Corp.	77,053	0.0
6,989		ITC Holdings Corp.	274,318	0.1
370	L	TerraForm Power, Inc.	4,655	0.0
			356,026	0.1

	Total Common Stock
	(Cost $243,205,521)		361,421,575	99.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.6%
	Securities Lending Collateralcc: 5.6%
3,921,701	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $3,921,834, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $4,000,135, due 06/09/16-05/20/45)	3,921,701	1.1
4,908,091	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $4,908,274, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $5,006,253, due 01/15/16-04/01/51)	4,908,091	1.3
4,908,091	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $4,908,290, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $5,006,254, due 03/31/21-02/15/44)	4,908,091	1.3
4,908,091	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $4,908,268, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $5,006,253, due 01/15/16-10/20/65)	4,908,091	1.3
2,019,499	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $2,019,590, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,061,372, due 01/15/17-02/15/42)	2,019,499	0.6
		20,665,473	5.6

See Accompanying Notes to Financial Statements

58

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
3,593,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $3,593,000)	3,593,000	1.0

	Total Short-Term Investments
	(Cost $24,258,473)	24,258,473	6.6

	Total Investments in Securities (Cost $267,463,994)	$385,680,048	105.6
	Liabilities in Excess of Other Assets	(20,603,058)	(5.6)
	Net Assets	$365,076,990	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $269,084,260.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$133,370,839
Gross Unrealized Depreciation	(16,775,051)

Net Unrealized Appreciation	$116,595,788

See Accompanying Notes to Financial Statements

59

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Consumer Discretionary: 16.7%
20,680		Aaron's, Inc.	463,025	0.0
23,406		Advance Auto Parts, Inc.	3,522,837	0.2
19,165		AMC Networks, Inc.	1,431,242	0.1
61,978		ARAMARK Holdings Corp.	1,998,790	0.1
23,310	@	Autonation, Inc.	1,390,675	0.1
9,995	@	Autozone, Inc.	7,415,390	0.4
54,809	@	Bed Bath & Beyond, Inc.	2,644,534	0.1
97,101	@	Best Buy Co., Inc.	2,956,725	0.2
72,391		BorgWarner, Inc.	3,129,463	0.2
19,560		Brinker International, Inc.	937,902	0.1
29,658		Brunswick Corp.	1,498,026	0.1
16,192	@,L	Cabela's, Inc.	756,652	0.0
1,110		Cable One, Inc.	481,363	0.0
64,965		Cablevision Systems Corp.	2,072,383	0.1
66,941	@	Carmax, Inc.	3,612,806	0.2
16,810		Carter's, Inc.	1,496,594	0.1
23,982	@,L	Charter Communications, Inc.	4,391,104	0.2
9,934	@	Chipotle Mexican Grill, Inc.	4,766,830	0.3
11,357		Choice Hotels International, Inc.	572,506	0.0
36,912		Cinemark Holdings, Inc.	1,233,968	0.1
12,319	@	Clear Channel Outdoor Holdings, Inc.	68,863	0.0
88,395		Coach, Inc.	2,893,168	0.2
26,670	L	Coty, Inc - Class A	683,552	0.0
24,593		CST Brands, Inc.	962,570	0.1
40,246		Darden Restaurants, Inc.	2,561,255	0.1
92,379		Delphi Automotive PLC	7,919,652	0.4
29,328		Dick's Sporting Goods, Inc.	1,036,745	0.1
6,803		Dillard's, Inc.	447,025	0.0
49,606	@	Discovery Communications, Inc. - Class A	1,323,488	0.1
87,729	@	Discovery Communications, Inc. - Class C	2,212,525	0.1
97,167		Dollar General Corp.	6,983,392	0.4
73,663	@	Dollar Tree, Inc.	5,688,257	0.3
17,707		Domino's Pizza, Inc.	1,969,904	0.1
105,026		D.R. Horton, Inc.	3,363,983	0.2
23,376		DSW, Inc.	557,751	0.0
30,660	L	Dunkin' Brands Group, Inc.	1,305,809	0.1
38,021		Expedia, Inc.	4,726,010	0.2
19,138		Extended Stay America, Inc.	304,294	0.0
44,744		Foot Locker, Inc.	2,912,387	0.2
13,518	@,L	Fossil Group, Inc.	494,218	0.0
34,165		GameStop Corp.	957,987	0.1
36,127		Gannett Co., Inc.	588,509	0.0
76,455		Gap, Inc.	1,888,438	0.1
37,896	L	Garmin Ltd.	1,408,594	0.1
93,799		Gentex Corp.	1,501,722	0.1
48,695		Genuine Parts Co.	4,182,414	0.2
27,775		GNC Holdings, Inc.	861,580	0.0
86,353		Goodyear Tire & Rubber Co.	2,821,153	0.1
28,614	@,L	GoPro, Inc.	515,338	0.0
1,118		Graham Holdings Co.	542,196	0.0
143,839	@,L	Groupon, Inc.	441,586	0.0
75,490		H&R Block, Inc.	2,514,572	0.1
128,509		Hanesbrands, Inc.	3,782,020	0.2
61,384		Harley-Davidson, Inc.	2,786,220	0.1
22,825		Harman International Industries, Inc.	2,150,343	0.1
35,639		Hasbro, Inc.	2,400,643	0.1
166,178		Hilton Worldwide Holdings, Inc.	3,556,209	0.2
10,860	@	Hyatt Hotels Corp.	510,637	0.0
30,121	@	International Game Technology PLC	487,358	0.0
132,115		Interpublic Group of Cos., Inc.	3,075,637	0.2
67,527	@	Jarden Corp.	3,857,142	0.2
97,620	L	JC Penney Co., Inc.	650,149	0.0
14,865		John Wiley & Sons, Inc.	669,371	0.0
40,933	@	Kate Spade & Co.	727,379	0.0
60,731		Kohl's Corp.	2,892,618	0.2
79,170		L Brands, Inc.	7,586,069	0.4
24,879		Lear Corp.	3,055,888	0.2
44,082		Leggett & Platt, Inc.	1,852,326	0.1
55,638		Lennar Corp. - Class A	2,721,255	0.1
3,105		Lennar Corp. - Class B	124,759	0.0
8,361	@	Liberty Broadband Corp. - A	431,846	0.0
21,157	@	Liberty Broadband Corp. - C	1,097,202	0.1
157,702	@	Liberty Interactive Corp. QVC Group	4,308,419	0.2
33,301	@	Liberty Media Corp. - A	1,307,064	0.1
64,157	@	Liberty Media Corp. - C	2,443,099	0.1
45,453	@	Liberty Ventures	2,050,385	0.1
30,364	L	Lions Gate Entertainment Corp.	983,490	0.1
46,404	@	Live Nation, Inc.	1,140,146	0.1
97,323		LKQ Corp.	2,883,680	0.2
35,782	L	Lululemon Athletica, Inc.	1,877,482	0.1
100,579		Macy's, Inc.	3,518,253	0.2
6,525	@	Madison Square Garden Co/The	1,055,745	0.1
62,691		Marriott International, Inc.	4,202,805	0.2
108,248		Mattel, Inc.	2,941,098	0.2
87,567		McGraw-Hill Cos., Inc.	8,632,355	0.5
142,483	@	MGM Resorts International	3,237,214	0.2
58,885	@	Michael Kors Holdings Ltd.	2,358,933	0.1
20,052	@	Michaels Cos, Inc.	443,350	0.0
19,751	@	Mohawk Industries, Inc.	3,740,642	0.2
6,073		Morningstar, Inc.	488,330	0.0
19,671		MSG Networks, Inc.	409,157	0.0
14,482	@	Murphy USA, Inc.	879,637	0.0
85,968		Newell Rubbermaid, Inc.	3,789,469	0.2
123,071		News Corp - Class A	1,644,229	0.1
38,830		News Corp - Class B	542,067	0.0
44,905		Nordstrom, Inc.	2,236,718	0.1

See Accompanying Notes to Financial Statements

60

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (Continued)
		Consumer Discretionary: (Continued)
42,036	@	Norwegian Cruise Line Holdings Ltd.	2,463,310	0.1
1,304		NVR, Inc.	2,142,472	0.1
174,309	@	Office Depot, Inc.	983,103	0.1
78,165		Omnicom Group, Inc.	5,913,964	0.3
32,311	@	O'Reilly Automotive, Inc.	8,188,254	0.4
67,896	@	Pandora Media, Inc.	910,485	0.0
8,102	@	Panera Bread Co.	1,578,108	0.1
13,658		Penske Auto Group, Inc.	578,280	0.0
21,328	@	Polaris Industries, Inc.	1,833,142	0.1
116,652		Pulte Group, Inc.	2,078,739	0.1
26,524		PVH Corp.	1,953,493	0.1
19,141		Ralph Lauren Corp.	2,133,839	0.1
26,396	L	Regal Entertainment Group	498,093	0.0
132,388		Ross Stores, Inc.	7,123,798	0.4
55,025		Royal Caribbean Cruises Ltd.	5,569,080	0.3
50,275	@	Sally Beauty Holdings, Inc.	1,402,170	0.1
29,243		Scripps Networks Interactive - Class A	1,614,506	0.1
4,508	L	Sears Holding Corp.	92,684	0.0
64,836		Service Corp. International	1,687,033	0.1
32,872	@	ServiceMaster Global Holdings, Inc.	1,289,897	0.1
25,683	@	Signet Jewelers Ltd.	3,176,730	0.2
735,353	@	Sirius XM Holdings, Inc.	2,992,887	0.2
22,904		Six Flags Entertainment Corp.	1,258,346	0.1
39,108	@	Skechers USA, Inc.	1,181,453	0.1
205,549		Staples, Inc.	1,946,549	0.1
54,673		Starwood Hotels & Resorts Worldwide, Inc.	3,787,745	0.2
27,595		Starz	924,432	0.1
72,794		TEGNA, Inc.	1,857,703	0.1
19,525	@	Tempur Sealy International, Inc.	1,375,731	0.1
14,628	@	Thor Industries, Inc.	821,362	0.0
36,138		Tiffany & Co.	2,756,968	0.1
56,316		Toll Brothers, Inc.	1,875,323	0.1
12,392	@	TopBuild Corp.	381,302	0.0
43,649		Tractor Supply Co.	3,731,989	0.2
25,798		Tribune Co.	872,230	0.0
35,885	@	TripAdvisor, Inc.	3,059,196	0.2
15,947		Tupperware Corp.	887,451	0.0
20,555	@	Ulta Salon Cosmetics & Fragrance, Inc.	3,802,675	0.2
57,153	@	Under Armour, Inc.	4,607,103	0.2
27,894	@	Urban Outfitters, Inc.	634,589	0.0
20,436	@	Vista Outdoor, Inc.	909,606	0.0
12,935	@	Visteon Corp.	1,481,058	0.1
65,320	@	Wendy's Company	703,496	0.0
25,162		Whirlpool Corp.	3,695,543	0.2
29,408		Williams-Sonoma, Inc.	1,717,721	0.1
38,407		Wyndham Worldwide Corp.	2,790,269	0.1
26,066	L	Wynn Resorts Ltd.	1,803,507	0.1
			320,008,004	16.7

		Consumer Staples: 6.2%
138,369		Avon Products, Inc.	560,395	0.0
12,448	@,L	Blue Buffalo Pet Products, Inc.	232,902	0.0
8,749		Brown-Forman Corp. - Class A	963,352	0.0
37,375		Brown-Forman Corp. - Class B	3,710,590	0.2
45,946		Bunge Ltd.	3,137,193	0.2
55,707		Campbell Soup Co.	2,927,403	0.1
41,872		Church & Dwight Co., Inc.	3,554,095	0.2
41,969		Clorox Co.	5,322,928	0.3
74,541		Coca-Cola Enterprises, Inc.	3,670,399	0.2
136,631		ConAgra Foods, Inc.	5,760,363	0.3
52,338		Constellation Brands, Inc.	7,455,025	0.4
61,342		Dr Pepper Snapple Group, Inc.	5,717,074	0.3
19,940		Edgewell Personal Care Co.	1,562,698	0.1
19,952		Energizer Holdings, Inc.	679,565	0.0
55,494		Flowers Foods, Inc.	1,192,566	0.1
32,826	@	Hain Celestial Group, Inc.	1,325,842	0.1
23,349	@,L	Herbalife Ltd.	1,251,973	0.1
46,610		Hershey Co.	4,160,875	0.2
42,813		Hormel Foods Corp.	3,385,652	0.2
22,858	@	Ingredion, Inc.	2,190,711	0.1
38,285		JM Smucker Co.	4,722,072	0.2
79,899		Kellogg Co.	5,774,301	0.3
41,346		Keurig Green Mountain, Inc.	3,720,313	0.2
40,884		McCormick & Co., Inc.	3,498,035	0.2
64,805		Mead Johnson Nutrition Co.	5,116,355	0.3
44,118		Molson Coors Brewing Co.	4,143,563	0.2
47,866	@	Monster Beverage Corp.	7,130,119	0.4
18,826	L	Nu Skin Enterprises, Inc.	713,317	0.0
20,437	L	Pilgrim's Pride Corp.	451,453	0.0
37,163	@	Pinnacle Foods, Inc.	1,577,941	0.1
316,367	@	Rite Aid Corp.	2,480,317	0.1
8,105	@	Spectrum Brands Holdings, Inc.	825,089	0.0
48,878	@	Sprouts Farmers Market, Inc.	1,299,666	0.1
189,967		Sysco Corp.	7,788,647	0.4
94,302		Tyson Foods, Inc.	5,029,126	0.3
56,027		WhiteWave Foods Co.	2,180,011	0.1
114,628		Whole Foods Market, Inc.	3,840,038	0.2
			119,051,964	6.2

		Energy: 4.3%
22,180	@,L	Antero Resources Corp.	483,524	0.0
132,328		Cabot Oil & Gas Corp.	2,340,882	0.1
102,015		California Resources Corp.	237,695	0.0
61,238	@	Cameron International Corp.	3,870,242	0.2
75,688	@	Cheniere Energy, Inc.	2,819,378	0.2
187,688	L	Chesapeake Energy Corp.	844,596	0.1
30,257		Cimarex Energy Co.	2,704,371	0.2
117,314	@	Cobalt International Energy, Inc.	633,496	0.0
127,925		Columbia Pipeline Group, Inc.	2,558,500	0.1
41,319	@	Concho Resources, Inc./Midland TX	3,836,882	0.2

See Accompanying Notes to Financial Statements

61

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (Continued)
		Energy: (Continued)
73,310	L	Consol Energy, Inc.	579,149	0.0
27,422	@	Continental Resources, Inc.	630,158	0.0
5,002		CVR Energy, Inc.	196,829	0.0
115,803	L	Denbury Resources, Inc.	233,922	0.0
20,543		Diamond Offshore Drilling	433,457	0.0
21,294	@	Diamondback Energy, Inc.	1,424,569	0.1
12,495	@	Dril-Quip, Inc.	740,079	0.0
74,691		Ensco PLC	1,149,494	0.1
11,536	@,L	EP Energy Corp.	50,528	0.0
48,742		EQT Corp.	2,540,920	0.1
74,057	@	FMC Technologies, Inc.	2,148,394	0.1
11,060		Frank's International N.V.	184,591	0.0
28,862	@,L	Golar LNG Ltd.	455,731	0.0
34,604		Gulfport Energy Corp.	850,220	0.1
30,850	L	Helmerich & Payne, Inc.	1,652,017	0.1
80,665		Hess Corp.	3,910,639	0.2
58,519	@	HollyFrontier Corp.	2,334,323	0.1
50,664	@	Kosmos Energy, LLC	263,453	0.0
39,400	@,L	Laredo Petroleum, Inc.	314,806	0.0
215,944		Marathon Oil Corp.	2,718,735	0.2
28,832	@	Memorial Resource Development Corp.	465,637	0.0
56,702		Murphy Oil Corp.	1,272,960	0.1
105,694		Nabors Industries Ltd.	899,456	0.1
124,094		National Oilwell Varco, Inc.	4,155,908	0.2
52,217	@	Newfield Exploration Co.	1,700,185	0.1
77,414	L	Noble Corp. PLC	816,718	0.1
137,294		Noble Energy, Inc.	4,521,091	0.2
31,466		Oceaneering International, Inc.	1,180,604	0.1
66,952		Oneok, Inc.	1,651,036	0.1
47,038	@	Patterson-UTI Energy, Inc.	709,333	0.0
30,791		PBF Energy, Inc.	1,133,417	0.1
47,767		Pioneer Natural Resources Co.	5,989,026	0.3
56,617		QEP Resources, Inc.	758,668	0.0
53,863	L	Range Resources Corp.	1,325,568	0.1
23,323	@	Rice Energy, Inc.	254,221	0.0
40,029		Rowan Companies PLC	678,492	0.0
18,384	L	RPC, Inc.	219,689	0.0
21,667		SM Energy Co.	425,973	0.0
18,852	@,L	Solar City	961,829	0.1
123,034	@,L	Southwestern Energy Co.	874,772	0.1
48,206		Superior Energy Services	649,335	0.0
17,924	L	Targa Resources Corp.	485,023	0.0
15,477	L	Teekay Corp.	152,758	0.0
40,259		Tesoro Corp.	4,242,091	0.2
248,520	@	Weatherford International PLC	2,085,083	0.1
65,308	@	Whiting Petroleum Corp.	616,508	0.0
23,096		World Fuel Services Corp.	888,272	0.1
74,899		WPX Energy, Inc.	429,920	0.0
			82,685,153	4.3

		Financials: 22.7%
17,509		Affiliated Managers Group, Inc.	2,797,238	0.1
23,049		Alexandria Real Estate Equities, Inc.	2,082,708	0.1
5,120		Alleghany Corp.	2,447,002	0.1
30,537		Allied World Assurance Co. Holdings Ltd.	1,135,671	0.1
154,052		Ally Financial, Inc.	2,871,529	0.2
35,930		American Campus Communities, Inc.	1,485,346	0.1
113,152		American Capital Agency Corp.	1,962,056	0.1
21,988		American Financial Group, Inc.	1,584,895	0.1
53,008		American Homes 4 Rent	883,113	0.0
2,313		American National Insurance	236,550	0.0
58,031		Ameriprise Financial, Inc.	6,175,659	0.3
13,094		Amtrust Financial Services, Inc.	806,328	0.0
303,209		Annaly Capital Management, Inc.	2,844,100	0.1
90,172		Aon PLC	8,314,760	0.4
50,125		Apartment Investment & Management Co.	2,006,504	0.1
55,897		Apple Hospitality REIT, Inc.	1,116,263	0.1
39,683	@	Arch Capital Group Ltd.	2,767,889	0.1
53,871		Arthur J. Gallagher & Co.	2,205,479	0.1
11,358		Artisan Partners Asset Management, Inc.	409,569	0.0
19,714		Aspen Insurance Holdings Ltd.	952,186	0.1
48,798		Associated Banc-Corp.	914,962	0.0
21,729		Assurant, Inc.	1,750,054	0.1
45,215		Assured Guaranty Ltd.	1,195,032	0.1
42,292		AvalonBay Communities, Inc.	7,787,226	0.4
32,291		Axis Capital Holdings Ltd.	1,815,400	0.1
13,955		Bank of Hawaii Corp.	877,769	0.0
32,969		BankUnited, Inc.	1,188,862	0.1
65,129		BioMed Realty Trust, Inc.	1,542,906	0.1
9,055		BOK Financial Corp.	541,398	0.0
49,081		Boston Properties, Inc.	6,259,791	0.3
57,693		Brandywine Realty Trust	788,086	0.0
55,174		Brixmor Property Group, Inc.	1,424,593	0.1
36,928		Brown & Brown, Inc.	1,185,389	0.1
27,785		Camden Property Trust	2,132,777	0.1
26,466		Care Capital Properties, Inc.	809,066	0.0
53,562		CBL & Associates Properties, Inc.	662,562	0.0
26,782		CBOE Holdings, Inc.	1,738,152	0.1
91,511	@	CBRE Group, Inc.	3,164,450	0.2
60,473		Chimera Investment Corp.	824,852	0.0
52,585		Cincinnati Financial Corp.	3,111,454	0.2
55,686		CIT Group, Inc.	2,210,734	0.1
99,777		Citizens Financial Group, Inc.	2,613,160	0.1
8,636		CNA Financial Corp.	303,555	0.0
40,018		Columbia Property Trust, Inc.	939,623	0.0

See Accompanying Notes to Financial Statements

62

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (Continued)
		Financials: (Continued)
56,952		Comerica, Inc.	2,382,302	0.1
27,544		Commerce Bancshares, Inc.	1,171,722	0.1
38,659	@	Communications Sales & Leasing, Inc.	722,537	0.0
30,315		Corporate Office Properties Trust SBI MD	661,776	0.0
37,441		Corrections Corp. of America	991,812	0.1
2,711	@,L	Credit Acceptance Corp.	580,208	0.0
106,783		Crown Castle International Corp.	9,231,390	0.5
17,287		Cullen/Frost Bankers, Inc.	1,037,220	0.1
96,903		DDR Corp.	1,631,847	0.1
46,821		Digital Realty Trust, Inc.	3,540,604	0.2
46,483		Douglas Emmett, Inc.	1,449,340	0.1
110,647		Duke Realty Corp.	2,325,800	0.1
92,756	@	E*Trade Financial Corp.	2,749,288	0.1
46,156		East-West Bancorp., Inc.	1,918,243	0.1
37,544		Eaton Vance Corp.	1,217,552	0.1
35,734		Empire State Realty Trust, Inc.	645,713	0.0
19,911		Endurance Specialty Holdings Ltd.	1,274,105	0.1
19,702		Equinix, Inc.	5,957,885	0.3
41,348	@	Equity Commonwealth	1,146,580	0.1
26,952		Equity Lifestyle Properties, Inc.	1,796,890	0.1
7,797		Erie Indemnity Co.	745,705	0.0
20,909		Essex Property Trust, Inc.	5,005,824	0.3
14,216	L	Everest Re Group Ltd.	2,602,807	0.1
39,283		Extra Space Storage, Inc.	3,465,153	0.2
21,974	@	Federal Realty Investment Trust	3,210,401	0.2
29,989		Federated Investors, Inc.	859,185	0.0
259,129		Fifth Third Bancorp	5,208,493	0.3
74,384		First Horizon National Corp.	1,080,056	0.1
113,171		First Niagara Financial Group, Inc.	1,227,905	0.1
45,510		First Republic Bank/San Francisco CA	3,006,391	0.2
89,728		FNF Group	3,110,870	0.2
69,876	@	Forest City Enterprises, Inc.	1,532,381	0.1
13,453	@	Four Corners Property Trust, Inc.	325,024	0.0
28,324	@	Gaming and Leisure Properties, Inc.	787,407	0.0
184,614		General Growth Properties, Inc.	5,023,347	0.3
159,554	@	Genworth Financial, Inc.	595,136	0.0
14,097	@	Hanover Insurance Group, Inc.	1,146,650	0.1
134,352		Hartford Financial Services Group, Inc.	5,838,938	0.3
147,708		HCP, Inc.	5,648,354	0.3
40,057		Healthcare Trust of America, Inc.	1,080,337	0.1
47,979	@	Hospitality Properties Trust	1,254,651	0.1
242,409		Host Hotels & Resorts, Inc.	3,718,554	0.2
12,657	@	Howard Hughes Corp.	1,432,266	0.1
258,679		Huntington Bancshares, Inc.	2,860,990	0.2
18,447		Interactive Brokers Group, Inc.	804,289	0.0
35,613		Intercontinental Exchange, Inc.	9,126,187	0.5
137,800		Invesco Ltd.	4,613,544	0.2
67,568		Iron Mountain, Inc.	1,825,012	0.1
14,354		Jones Lang LaSalle, Inc.	2,294,630	0.1
271,406	@	Keycorp	3,579,845	0.2
28,172		Kilroy Realty Corp.	1,782,724	0.1
132,056		Kimco Realty Corp.	3,494,202	0.2
25,910		Lamar Advertising Co.	1,554,082	0.1
40,436		Lazard Ltd.	1,820,024	0.1
31,134		Legg Mason, Inc.	1,221,387	0.1
105,383		Leucadia National Corp.	1,832,610	0.1
47,816		Liberty Property Trust	1,484,687	0.1
80,952		Lincoln National Corp.	4,068,648	0.2
99,603		Loews Corp.	3,824,755	0.2
26,290	L	LPL Financial Holdings, Inc.	1,121,268	0.1
51,084		M&T Bank Corp.	6,190,359	0.3
50,634		Macerich Co.	4,085,657	0.2
4,462	@	Markel Corp.	3,941,508	0.2
8,660		Mercury General Corp.	403,296	0.0
118,940		MFA Mortgage Investments, Inc.	785,004	0.0
24,107		Mid-America Apartment Communities, Inc.	2,189,157	0.1
56,793	@	Moody's Corp.	5,698,610	0.3
32,850		MSCI, Inc. - Class A	2,369,470	0.1
37,125		Nasdaq, Inc.	2,159,561	0.1
42,875		National Retail Properties, Inc.	1,717,144	0.1
115,917		Navient Corp.	1,327,250	0.1
155,152		New York Community Bancorp., Inc.	2,532,081	0.1
74,664		Northern Trust Corp.	5,382,528	0.3
62,017		NorthStar Asset Management Group, Inc./New York	752,886	0.0
19,729		NorthStar Realty Europe Corp.	232,999	0.0
58,366		NorthStar Realty Finance Corp.	993,973	0.1
83,556		Old Republic International Corp.	1,556,648	0.1
58,620		Omega Healthcare Investors, Inc.	2,050,528	0.1
16,733	@	OneMain Holdings, Inc.	695,089	0.0
43,961		Outfront Media, Inc.	959,669	0.1
35,826		PacWest Bancorp	1,544,101	0.1
56,867		Paramount Group, Inc.	1,029,293	0.1
15,312		PartnerRe Ltd.	2,139,699	0.1
98,896		People's United Financial, Inc.	1,597,170	0.1
46,554		Piedmont Office Realty Trust, Inc.	878,940	0.0
56,190		Plum Creek Timber Co., Inc.	2,681,387	0.1
33,114		Popular, Inc.	938,451	0.0
17,467		Post Properties, Inc.	1,033,348	0.1
94,186		Principal Financial Group, Inc.	4,236,486	0.2

See Accompanying Notes to Financial Statements

63

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (Continued)
		Financials: (Continued)
17,602		ProAssurance Corp.	854,225	0.0
187,715		Progressive Corp.	5,969,337	0.3
167,663		ProLogis, Inc.	7,196,096	0.4
40,973	@	Raymond James Financial, Inc.	2,375,205	0.1
40,590		Rayonier, Inc.	901,098	0.0
47,006	@	Realogy Holdings Corp.	1,723,710	0.1
79,852		Realty Income Corp.	4,122,759	0.2
30,178		Regency Centers Corp.	2,055,725	0.1
428,831		Regions Financial Corp.	4,116,778	0.2
21,232		Reinsurance Group of America, Inc.	1,816,398	0.1
14,734		RenaissanceRe Holdings Ltd.	1,667,741	0.1
75,632		Retail Properties of America, Inc.	1,117,085	0.1
28,258	@	Santander Consumer USA Holdings, Inc.	447,889	0.0
44,571		SEI Investments Co.	2,335,520	0.1
75,190		Senior Housing Properties Trust	1,115,820	0.1
16,212		Signature Bank	2,486,434	0.1
31,861		SL Green Realty Corp.	3,599,656	0.2
136,193		SLM Corp.	887,978	0.0
140,752		Spirit Realty Capital, Inc.	1,410,335	0.1
13,504		Stancorp Financial Group, Inc.	1,537,836	0.1
76,186		Starwood Property Trust, Inc.	1,566,384	0.1
165,158		SunTrust Bank	7,075,369	0.4
16,394	@	SVB Financial Group	1,949,247	0.1
266,738	@	Synchrony Financial	8,111,503	0.4
42,461	@	Synovus Financial Corp.	1,374,887	0.1
83,371		T. Rowe Price Group, Inc.	5,960,193	0.3
30,662		Tanger Factory Outlet Centers, Inc.	1,002,647	0.1
19,776	@	Taubman Centers, Inc.	1,517,215	0.1
54,213		TCF Financial Corp.	765,488	0.0
85,425	@	TD Ameritrade Holding Corp.	2,965,102	0.2
21,114		TFS Financial Corp.	397,577	0.0
40,347		Torchmark Corp.	2,306,235	0.1
117,282		Two Harbors Investment Corp.	949,984	0.1
82,860		UDR, Inc.	3,113,050	0.2
79,828		Unum Group	2,657,474	0.1
26,940		Validus Holdings Ltd.	1,247,053	0.1
105,862		Ventas, Inc.	5,973,793	0.3
289,600		VEREIT, Inc.	2,293,632	0.1
60,236		Vornado Realty Trust	6,021,191	0.3
68,892	**	Voya Financial, Inc.	2,542,804	0.1
26,964		Waddell & Reed Financial, Inc.	772,788	0.0
39,483	@	Weingarten Realty Investors	1,365,322	0.1
112,179		Welltower, Inc.	7,631,537	0.4
165,647		Weyerhaeuser Co.	4,966,097	0.3
1,820		White Mountains Insurance Group Ltd.	1,322,794	0.1
33,382		WP Carey, Inc.	1,969,538	0.1
59,450		WP GLIMCHER, Inc.	630,764	0.0
31,109		WR Berkley Corp.	1,703,218	0.1
98,105		XL Group Plc	3,843,754	0.2
65,193		Zions Bancorp.	1,779,769	0.1
			434,130,557	22.7

		Health Care: 9.8%
16,469	@	Acadia Healthcare Co., Inc.	1,028,654	0.1
106,540		Agilent Technologies, Inc.	4,454,437	0.2
8,283	@,L	Agios Pharmaceuticals, Inc.	537,732	0.0
25,182	@	Akorn, Inc.	939,540	0.1
27,122	@	Alere, Inc.	1,060,199	0.1
25,835	@	Align Technology, Inc.	1,701,235	0.1
47,553	@	Alkermes PLC	3,774,757	0.2
57,961	@	Allscripts Healthcare Solutions, Inc.	891,440	0.0
23,802	@	Alnylam Pharmaceuticals, Inc.	2,240,720	0.1
65,790		AmerisourceBergen Corp.	6,823,081	0.4
12,335	@,L	Athenahealth, Inc.	1,985,565	0.1
51,298	@	BioMarin Pharmaceutical, Inc.	5,373,979	0.3
6,610		Bio-Rad Laboratories, Inc.	916,543	0.0
11,832		Bio-Techne Corp.	1,064,880	0.1
11,445	@	Bluebird Bio, Inc.	734,998	0.0
428,933	@	Boston Scientific Corp.	7,909,525	0.4
58,714	@	Brookdale Senior Living, Inc.	1,083,860	0.1
35,640	@	Bruker BioSciences Corp.	864,983	0.0
38,134	@	Centene Corp.	2,509,599	0.1
95,873	@	Cerner Corp.	5,768,678	0.3
15,082		Charles River Laboratories International, Inc.	1,212,442	0.1
37,591	@	Community Health Systems, Inc.	997,289	0.1
15,488		Cooper Cos., Inc.	2,078,490	0.1
23,755		CR Bard, Inc.	4,500,147	0.2
56,445	@	DaVita, Inc.	3,934,781	0.2
44,733		Dentsply International, Inc.	2,722,003	0.1
25,371		DexCom, Inc.	2,077,885	0.1
68,824	@	Edwards Lifesciences Corp.	5,435,720	0.3
72,434	@	Endo International PLC	4,434,410	0.2
59,162	@	Envision Healthcare Holdings, Inc.	1,536,437	0.1
24,680		Health Net, Inc.	1,689,593	0.1
26,753	@	Henry Schein, Inc.	4,232,057	0.2
18,128		Hill-Rom Holdings, Inc.	871,232	0.0
78,670		Hologic, Inc.	3,043,742	0.2
30,020		Idexx Laboratories, Inc.	2,189,058	0.1
42,604	@	IMS Health Holdings, Inc.	1,085,124	0.1
50,054		Incyte Corp., Ltd.	5,428,356	0.3
8,114	@	Inovalon Holdings, Inc.	137,938	0.0
5,112	@,L	Intercept Pharmaceuticals, Inc.	763,477	0.0
15,623	L	Intrexon Corp.	471,033	0.0
11,793	@	Intuitive Surgical, Inc.	6,440,865	0.3
38,301	@,L	Ionis Pharmaceuticals, Inc.	2,371,981	0.1
19,538	@	Jazz Pharmaceuticals PLC	2,746,261	0.1
3,816	@	Juno Therapeutics, Inc.	167,790	0.0
32,122	@	Laboratory Corp. of America Holdings	3,971,564	0.2

See Accompanying Notes to Financial Statements

64

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (Continued)
		Health Care: (Continued)
14,176	@	LifePoint Hospitals, Inc.	1,040,518	0.1
37,425	@	Mallinckrodt PLC - W/I	2,793,028	0.1
50,355		Medivation, Inc.	2,434,161	0.1
29,924		Mednax, Inc.	2,144,354	0.1
8,949	@	Mettler Toledo International, Inc.	3,034,874	0.2
96,369	@,L	Opko Health, Inc.	968,508	0.1
27,458		Patterson Cos., Inc.	1,241,376	0.1
36,319		PerkinElmer, Inc.	1,945,609	0.1
46,798		Perrigo Co. PLC	6,771,671	0.4
12,035	@	Premier, Inc.	424,474	0.0
8,024	@	Puma Biotechnology, Inc.	629,082	0.0
74,233	@	Qiagen NV	2,052,542	0.1
45,955		Quest Diagnostics, Inc.	3,269,239	0.2
25,333		Quintiles Transnational Holdings, Inc.	1,739,364	0.1
45,087		Resmed, Inc.	2,420,721	0.1
33,629	@	Seattle Genetics, Inc.	1,509,270	0.1
17,775	@	Sirona Dental Systems, Inc.	1,947,607	0.1
89,960		St. Jude Medical, Inc.	5,556,829	0.3
13,287		Teleflex, Inc.	1,746,576	0.1
31,608	@	Tenet Healthcare Corp.	957,722	0.1
14,788		United Therapeutics Corp.	2,315,949	0.1
29,377		Universal Health Services, Inc.	3,510,258	0.2
31,929	@	Varian Medical Systems, Inc.	2,579,863	0.1
26,287	@	VCA, Inc.	1,445,785	0.1
22,601	@,L	Veeva Systems, Inc.	652,039	0.0
9,381	@	VWR Corp.	265,576	0.0
26,457		Waters Corp.	3,560,583	0.2
54,519		Zimmer Biomet Holdings, Inc.	5,593,104	0.3
159,958		Zoetis, Inc.	7,665,187	0.4
			188,419,949	9.8

		Industrials: 12.7%
13,896	@	Acuity Brands, Inc.	3,248,885	0.2
54,941		ADT Corp.	1,811,954	0.1
47,921	@	Aecom Technology Corp.	1,439,068	0.1
24,165		AGCO Corp.	1,096,849	0.1
32,819		Air Lease Corp.	1,098,780	0.1
41,476		Alaska Air Group, Inc.	3,339,233	0.2
30,611		Allegion Public Ltd.	2,017,877	0.1
57,483		Allison Transmission Holdings, Inc.	1,488,235	0.1
2,336		Amerco, Inc.	909,872	0.0
77,272	@	Ametek, Inc.	4,141,006	0.2
23,817		AO Smith Corp.	1,824,620	0.1
12,563	@	Armstrong World Industries, Inc.	574,506	0.0
32,092	@	Avis Budget Group, Inc.	1,164,619	0.1
17,039	@	Babcock & Wilcox Enterprises, Inc.	355,604	0.0
33,850		BE Aerospace, Inc.	1,434,225	0.1
34,230		BWX Technologies, Inc.	1,087,487	0.1
20,875		Carlisle Cos., Inc.	1,851,404	0.1
46,659		CH Robinson Worldwide, Inc.	2,893,791	0.2
31,225	L	Chicago Bridge & Iron Co. NV	1,217,463	0.1
28,807		Cintas Corp.	2,622,877	0.1
18,770	@	Clean Harbors, Inc.	781,771	0.0
32,193	@	Colfax Corp.	751,707	0.0
10,482	@,L	Copa Holdings S.A.	505,861	0.0
38,316	@	Copart, Inc.	1,456,391	0.1
10,394	@	CoStar Group, Inc.	2,148,336	0.1
36,663		Covanta Holding Corp.	567,910	0.0
15,420		Crane Co.	737,693	0.0
43,512		Donaldson Co., Inc.	1,247,054	0.1
51,313		Dover Corp.	3,146,000	0.2
11,479		Dun & Bradstreet Corp.	1,193,012	0.1
38,075	@	Equifax, Inc.	4,240,413	0.2
61,196		Expeditors International Washington, Inc.	2,759,940	0.1
94,048	L	Fastenal Co.	3,839,039	0.2
43,149		Flowserve Corp.	1,815,710	0.1
46,895		Fluor Corp.	2,214,382	0.1
51,005		Fortune Brands Home & Security, Inc.	2,830,778	0.1
14,094		GATX Corp.	599,700	0.0
18,134	@	Genesee & Wyoming, Inc.	973,614	0.1
18,774		Graco, Inc.	1,353,042	0.1
54,535	@	HD Supply Holdings, Inc	1,637,686	0.1
130,215	@	Hertz Global Holdings, Inc.	1,852,959	0.1
30,832		Hexcel Corp.	1,432,146	0.1
18,556		Hubbell, Inc.	1,874,898	0.1
15,561		Huntington Ingalls Industries, Inc.	1,973,913	0.1
25,005		IDEX Corp.	1,915,633	0.1
22,012	@	IHS, Inc.	2,606,881	0.1
84,694		Ingersoll-Rand PLC - Class A	4,682,731	0.2
28,423		ITT Corp.	1,032,323	0.1
40,180	@	Jacobs Engineering Group, Inc.	1,685,551	0.1
29,428		JB Hunt Transport Services, Inc.	2,158,838	0.1
100,225		JetBlue Airways Corp.	2,270,096	0.1
31,154	L	Joy Global, Inc.	392,852	0.0
35,368		Kansas City Southern	2,640,929	0.1
45,464		KAR Auction Services, Inc.	1,683,532	0.1
46,307		KBR, Inc.	783,514	0.0
25,412		Kennametal, Inc.	487,910	0.0
17,766	@	Kirby Corp.	934,847	0.1
26,351		L-3 Communications Holdings, Inc.	3,149,208	0.2
14,209		Landstar System, Inc.	833,358	0.0
12,974		Lennox International, Inc.	1,620,453	0.1
24,077		Lincoln Electric Holdings, Inc.	1,249,356	0.1
22,164		Macquarie Infrastructure Co. LLC	1,609,106	0.1
43,712		Manitowoc Co., Inc.	670,979	0.0
23,553	@	Manpower, Inc.	1,985,282	0.1
111,529		Masco Corp.	3,156,271	0.2
18,389	@	Middleby Corp.	1,983,621	0.1
15,230		MSC Industrial Direct Co.	856,992	0.0
117,755		Nielsen NV	5,487,383	0.3
19,386		Nordson Corp.	1,243,612	0.1
34,131	@	NOW, Inc./DE	539,952	0.0
22,255	@	Old Dominion Freight Line	1,314,603	0.1
19,362		Orbital ATK, Inc.	1,729,801	0.1
24,915		Oshkosh Corp.	972,682	0.1

See Accompanying Notes to Financial Statements

65

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (Continued)
		Industrials: (Continued)
37,752		Owens Corning, Inc.	1,775,477	0.1
113,513		Paccar, Inc.	5,380,516	0.3
44,368		Parker Hannifin Corp.	4,302,809	0.2
57,474		Pentair PLC	2,846,687	0.1
64,271		Pitney Bowes, Inc.	1,327,196	0.1
49,344		Quanta Services, Inc.	999,216	0.1
14,336		Regal-Beloit Corp.	838,943	0.0
77,574		Republic Services, Inc.	3,412,480	0.2
43,216		Robert Half International, Inc.	2,037,202	0.1
43,056		Rockwell Automation, Inc.	4,417,976	0.2
42,318		Rockwell Collins, Inc.	3,905,951	0.2
30,454		Rollins, Inc.	788,759	0.0
32,161		Roper Technologies, Inc.	6,103,836	0.3
66,739		RR Donnelley & Sons Co.	982,398	0.1
16,981		Ryder System, Inc.	965,030	0.1
119,791	@,L	Seadrill LTD	406,092	0.0
18,587		Snap-On, Inc.	3,186,369	0.2
213,814		Southwest Airlines Co.	9,206,831	0.5
45,313	@	Spirit Aerosystems Holdings, Inc.	2,268,822	0.1
23,417	@	Spirit Airlines, Inc.	933,167	0.0
13,126		SPX Corp.	122,466	0.0
13,147	@	SPX FLOW, Inc.	366,933	0.0
49,183		Stanley Black & Decker, Inc.	5,249,302	0.3
27,210	@	Stericycle, Inc.	3,281,526	0.2
33,736		Terex Corp.	623,441	0.0
88,829		Textron, Inc.	3,731,706	0.2
24,938		Timken Co.	712,977	0.0
17,738		Toro Co.	1,296,116	0.1
22,179	@	Towers Watson & Co.	2,849,114	0.2
17,047	@	TransDigm Group, Inc.	3,894,387	0.2
10,398	@	TransUnion	286,673	0.0
49,352	@	Trinity Industries, Inc.	1,185,435	0.1
15,794		Triumph Group, Inc.	627,812	0.0
134,704		Tyco International Plc	4,295,711	0.2
122,217	@	United Continental Holdings, Inc.	7,003,034	0.4
31,103	@	United Rentals, Inc.	2,256,212	0.1
46,744	@,L	United States Steel Corp.	373,017	0.0
29,418	@	USG Corp.	714,563	0.0
7,551		Valmont Industries, Inc.	800,557	0.0
54,093	@	Verisk Analytics, Inc.	4,158,670	0.2
17,508	@	WABCO Holdings, Inc.	1,790,368	0.1
30,911		Wabtec Corp.	2,198,390	0.1
39,629		Waste Connections, Inc.	2,231,905	0.1
8,329		Watsco, Inc.	975,576	0.1
14,201	@	Wesco International, Inc.	620,300	0.0
20,089	L	WW Grainger, Inc.	4,069,831	0.2
58,028		Xylem, Inc.	2,118,022	0.1
			243,150,407	12.7

		Information Technology: 14.7%
35,769	@,L	3D Systems Corp.	310,833	0.0
161,436		Activision Blizzard, Inc.	6,249,188	0.3
57,128	@	Akamai Technologies, Inc.	3,006,647	0.2
19,852	@	Alliance Data Systems Corp.	5,490,468	0.3
49,469		Amdocs Ltd.	2,699,523	0.1
98,836		Amphenol Corp.	5,162,204	0.3
100,314		Analog Devices, Inc.	5,549,370	0.3
28,722	@	Ansys, Inc.	2,656,785	0.1
367,651		Applied Materials, Inc.	6,864,044	0.4
10,811	@,L	Arista Networks, Inc.	841,528	0.0
58,309	@	ARRIS Group, Inc.	1,782,506	0.1
30,613		Arrow Electronics, Inc.	1,658,612	0.1
133,013		Atmel Corp.	1,145,242	0.1
72,835	@	Autodesk, Inc.	4,437,837	0.2
43,455		Avnet, Inc.	1,861,612	0.1
6,623	@	Black Knight Financial Services, Inc.	218,956	0.0
32,540		Booz Allen Hamilton Holding Corp.	1,003,859	0.1
38,450		Broadridge Financial Solutions, Inc. ADR	2,065,918	0.1
133,267		Brocade Communications Systems, Inc.	1,223,391	0.1
95,770		CA, Inc.	2,735,191	0.1
93,863	@	Cadence Design Systems, Inc.	1,953,289	0.1
51,292		CDK Global, Inc.	2,434,831	0.1
42,286		CDW Corp./DE	1,777,703	0.1
51,283	@	Citrix Systems, Inc.	3,879,559	0.2
27,876		Cognex Corp.	941,373	0.0
33,669	@	CommScope Holding Co., Inc.	871,690	0.0
44,514		Computer Sciences Corp.	1,454,718	0.1
28,863		CoreLogic, Inc.	977,301	0.0
33,084	@,L	Cree, Inc.	882,350	0.0
44,514		CSRA, Inc.	1,335,420	0.1
105,750		Cypress Semiconductor Corp.	1,037,407	0.1
15,876		Dolby Laboratories, Inc.	534,227	0.0
11,072		DST Systems, Inc.	1,262,872	0.1
14,134	@	EchoStar Corp.	552,781	0.0
100,655	@	Electronic Arts, Inc.	6,917,012	0.4
23,071		F5 Networks, Inc.	2,236,964	0.1
13,397		Factset Research Systems, Inc.	2,177,950	0.1
90,691		Fidelity National Information Services, Inc.	5,495,875	0.3
44,136	@	FireEye, Inc.	915,381	0.0
57,549	@	First Data Corp.	921,935	0.0
24,085	@,L	First Solar, Inc.	1,589,369	0.1
75,758	@	Fiserv, Inc.	6,928,827	0.4
13,457	@,L	Fitbit, Inc.	398,193	0.0
29,372	@	FleetCor Technologies, Inc.	4,198,140	0.2
44,832		Flir Systems, Inc.	1,258,434	0.1
45,691		Fortinet, Inc.	1,424,188	0.1
26,564		Gartner, Inc.	2,409,355	0.1
50,666	@	Genpact Ltd.	1,265,637	0.1
42,525		Global Payments, Inc.	2,743,288	0.1
7,552	@,L	GoDaddy, Inc.	242,117	0.0
39,542		Harris Corp.	3,436,200	0.2
23,511		IAC/InterActiveCorp	1,411,836	0.1
49,827		Ingram Micro, Inc.	1,513,744	0.1
88,197		Intuit, Inc.	8,511,010	0.4
11,054	@,L	IPG Photonics Corp.	985,575	0.0
61,992		Jabil Circuit, Inc.	1,443,794	0.1
26,222		Jack Henry & Associates, Inc.	2,046,889	0.1
126,324		Juniper Networks, Inc.	3,486,542	0.2

See Accompanying Notes to Financial Statements

66

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
54,070	@	Keysight Technologies, Inc.	1,531,803	0.1
25,720	@	King Digital Entertainment Plc	459,874	0.0
51,165		KLA-Tencor Corp.	3,548,293	0.2
50,655	L	Lam Research Corp.	4,023,020	0.2
21,264		Leidos Holdings, Inc.	1,196,313	0.1
21,359	@	LendingClub Corp.	236,017	0.0
19,677		Lexmark International, Inc.	638,519	0.0
76,615		Linear Technology Corp.	3,253,839	0.2
35,008	@	LinkedIn Corp.	7,879,601	0.4
14,943	@	Lumentum Holdings, Inc.	329,045	0.0
144,321		Marvell Technology Group Ltd.	1,272,911	0.1
11,411	@,L	Match Group, Inc.	154,619	0.0
90,863	@	Maxim Integrated Products	3,452,794	0.2
66,900		Microchip Technology, Inc.	3,113,526	0.2
56,534		Motorola Solutions, Inc.	3,869,752	0.2
35,812	@	National Instruments Corp.	1,027,446	0.1
54,016	@	NCR Corp.	1,321,231	0.1
94,350		NetApp, Inc.	2,503,106	0.1
12,728	@,L	NetSuite, Inc.	1,077,043	0.1
80,972	@	Nuance Communications, Inc.	1,610,533	0.1
172,127		Nvidia Corp.	5,673,306	0.3
136,801	@	ON Semiconductor Corp.	1,340,650	0.1
23,219		Palo Alto Networks, Inc.	4,089,795	0.2
103,805		Paychex, Inc.	5,490,246	0.3
36,647	@	PTC, Inc.	1,269,086	0.1
45,221	@	Qorvo, Inc.	2,301,749	0.1
37,157	@	Rackspace Hosting, Inc.	940,815	0.0
58,651		Red Hat, Inc.	4,856,889	0.3
36,190		Sabre Corp.	1,012,234	0.1
66,512		SanDisk Corp.	5,054,247	0.3
49,207	@	ServiceNow, Inc.	4,259,358	0.2
61,140		Skyworks Solutions, Inc.	4,697,386	0.2
19,960		SolarWinds, Inc.	1,175,644	0.1
21,381		Solera Holdings, Inc.	1,172,320	0.1
40,190	@	Splunk, Inc.	2,363,574	0.1
9,935	@	Square, Inc.	130,049	0.0
26,079		SS&C Technologies Holdings, Inc.	1,780,413	0.1
87,407	@,L	SunEdison, Inc.	444,902	0.0
17,496	@,L	SunPower Corp.	525,055	0.0
217,791		Symantec Corp.	4,573,611	0.2
49,619		Synopsys, Inc.	2,263,123	0.1
15,795	@	Tableau Software, Inc.	1,488,205	0.1
42,552	@	Teradata Corp.	1,124,224	0.1
68,389		Teradyne, Inc.	1,413,601	0.1
52,864		Total System Services, Inc.	2,632,627	0.1
83,230	@	Trimble Navigation Ltd.	1,785,284	0.1
180,826	@	Twitter, Inc.	4,184,314	0.2
9,165		Ultimate Software Group, Inc.	1,791,849	0.1
45,977		Vantiv, Inc.	2,180,229	0.1
36,391	@	VeriFone Holdings, Inc.	1,019,676	0.1
33,097	@,L	VeriSign, Inc.	2,891,354	0.1
74,913		Viavi Solutions, Inc.	456,220	0.0
71,890		Western Digital Corp.	4,316,995	0.2
165,188		Western Union Co.	2,958,517	0.2
12,313		WEX, Inc.	1,088,469	0.1
33,941	@	Workday, Inc.	2,704,419	0.1
323,906		Xerox Corp.	3,443,121	0.2
82,761		Xilinx, Inc.	3,887,284	0.2
20,699	@,L	Yelp, Inc.	596,131	0.0
16,475	@	Zebra Technologies Corp.	1,147,484	0.1
14,075	L	Zillow Group, Inc. - A	366,513	0.0
28,215	@,L	Zillow Group, Inc. - C	662,488	0.0
245,108	@	Zynga, Inc.	656,889	0.0
			281,527,120	14.7

		Materials: 5.2%
21,742		Airgas, Inc.	3,007,354	0.2
35,981		Albemarle Corp.	2,015,296	0.1
418,987		Alcoa, Inc.	4,135,402	0.2
34,942		Allegheny Technologies, Inc.	393,098	0.0
19,958		Aptargroup, Inc.	1,449,949	0.1
20,228		Ashland, Inc.	2,077,416	0.1
29,192		Avery Dennison Corp.	1,829,171	0.1
32,270	@	Axalta Coating Systems Ltd.	859,996	0.0
44,106		Ball Corp.	3,207,829	0.2
31,176		Bemis Co., Inc.	1,393,255	0.1
20,382		Cabot Corp.	833,216	0.0
49,028		Celanese Corp.	3,301,055	0.2
75,296		CF Industries Holdings, Inc.	3,072,830	0.2
10,800		Compass Minerals International, Inc.	812,916	0.0
44,546		Crown Holdings, Inc.	2,258,482	0.1
20,437		Domtar Corp.	755,147	0.0
16,008		Eagle Materials, Inc.	967,363	0.1
47,562		Eastman Chemical Co.	3,210,911	0.2
42,832		FMC Corp.	1,676,016	0.1
363,490		Freeport-McMoRan, Inc.	2,460,827	0.1
104,846		Graphic Packaging Holding Co.	1,345,174	0.1
65,700		Huntsman Corp.	747,009	0.0
25,879		International Flavors & Fragrances, Inc.	3,096,164	0.2
134,666		International Paper Co.	5,076,908	0.3
21,590		Martin Marietta Materials, Inc.	2,948,762	0.2
111,470		Mosaic Co.	3,075,457	0.2
2,710		NewMarket Corp.	1,031,778	0.1
169,265		Newmont Mining Corp.	3,045,077	0.2
102,104		Nucor Corp.	4,114,791	0.2
51,591	@	Owens-Illinois, Inc.	898,715	0.0
31,400		Packaging Corp. of America	1,979,770	0.1
42,146	@	Platform Specialty Products Corp.	540,733	0.0
23,671		Reliance Steel & Aluminum Co.	1,370,788	0.1
20,736		Royal Gold, Inc.	756,242	0.0
42,717		RPM International, Inc.	1,882,111	0.1
14,430		Scotts Miracle-Gro Co.	930,879	0.0
63,164		Sealed Air Corp.	2,817,114	0.1
25,908		Sherwin-Williams Co.	6,725,717	0.4
13,040		Silgan Holdings, Inc.	700,509	0.0
32,159		Sonoco Products Co.	1,314,338	0.1
77,042	@	Steel Dynamics, Inc.	1,376,741	0.1
51,293	L	Tahoe Resources, Inc.	444,710	0.0
25,995		Valspar Corp.	2,156,285	0.1
42,443		Vulcan Materials Co.	4,030,812	0.2

See Accompanying Notes to Financial Statements

67

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Materials: (continued)
12,922		Westlake Chemical Corp.	701,923	0.0
83,590		WestRock Co.	3,813,376	0.2
23,335		WR Grace & Co.	2,323,933	0.1
			98,963,345	5.2

		Telecommunication Services: 1.0%
180,365		CenturyLink, Inc.	4,537,983	0.2
374,725		Frontier Communications Corp.	1,749,966	0.1
92,536	@	Level 3 Communications, Inc.	5,030,257	0.3
41,418	@	SBA Communications Corp.	4,351,789	0.2
237,635	@,L	Sprint Corp.	860,239	0.1
30,137		Telephone & Data Systems, Inc.	780,247	0.0
4,203	@	United States Cellular Corp.	171,525	0.0
45,729	@	Zayo Group Holdings, Inc.	1,215,934	0.1
			18,697,940	1.0

		Utilities: 6.0%
218,339		AES Corp.	2,089,504	0.1
38,460		AGL Resources, Inc.	2,454,132	0.1
36,233		Alliant Energy Corp.	2,262,751	0.1
77,629	@	Ameren Corp.	3,355,902	0.2
57,577		American Water Works Co., Inc.	3,440,226	0.2
56,652		Aqua America, Inc.	1,688,229	0.1
32,320		Atmos Energy Corp.	2,037,453	0.1
18,362		Avangrid, Inc.	705,101	0.0
118,721	@	Calpine Corp.	1,717,893	0.1
137,640		Centerpoint Energy, Inc.	2,527,070	0.1
88,558		CMS Energy Corp.	3,195,173	0.2
93,703		Consolidated Edison, Inc.	6,022,292	0.3
57,375		DTE Energy Co.	4,600,901	0.2
104,240		Edison International	6,172,050	0.3
25,105		Energen Corp.	1,029,054	0.0
57,436		Entergy Corp.	3,926,325	0.2
101,628		Eversource Energy	5,190,142	0.3
135,023		FirstEnergy Corp.	4,284,280	0.2
49,363		Great Plains Energy, Inc.	1,348,103	0.1
34,368		Hawaiian Electric Industries	994,954	0.0
49,658		ITC Holdings Corp.	1,949,076	0.1
62,078		MDU Resources Group, Inc.	1,137,269	0.1
26,923		National Fuel Gas Co.	1,150,958	0.1
101,542		NiSource, Inc.	1,981,084	0.1
100,517		NRG Energy, Inc.	1,183,085	0.1
64,034		OGE Energy Corp.	1,683,454	0.1
80,968		Pepco Holdings, Inc.	2,105,978	0.1
35,518		Pinnacle West Capital Corp.	2,290,201	0.1
213,753		PPL Corp.	7,295,390	0.4
161,845		Public Service Enterprise Group, Inc.	6,261,783	0.3
56,218	@	Questar Corp.	1,095,127	0.1
45,725		SCANA Corp.	2,765,905	0.1
79,211		Sempra Energy	7,446,626	0.4
75,396		TECO Energy, Inc.	2,009,303	0.1
18,508	L	TerraForm Power, Inc.	232,831	0.0
55,351	@	UGI Corp.	1,868,650	0.1
26,321		Vectren Corp.	1,116,537	0.1
101,003		WEC Energy Group, Inc.	5,182,464	0.3
45,307		Westar Energy, Inc.	1,921,470	0.1
162,181	@	Xcel Energy, Inc.	5,823,920	0.3
			115,542,646	6.0

	Total Common Stock
	(Cost $1,139,670,811)		1,902,177,085	99.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.9%
	Securities Lending Collateralcc: 2.9%
10,510,426	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $10,510,783, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $10,720,635, due 06/09/16-05/20/45)	10,510,426	0.5
13,154,383	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $13,154,916, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $13,417,473, due 03/31/21-02/15/44)	13,154,383	0.7
13,154,383	Mitsubishi UFJ Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $13,154,830, collateralized by various U.S. Government Agency Obligations, 1.994%-6.035%, Market Value plus accrued interest $13,417,471, due 04/01/24-04/20/65)	13,154,383	0.7

See Accompanying Notes to Financial Statements

68

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
13,154,383	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $13,154,859, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $13,417,471, due 01/15/16-10/20/65)	13,154,383	0.7
5,412,761	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $5,413,004, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $5,524,992, due 01/15/17-02/15/42)	5,412,761	0.3
		55,386,336	2.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
19,578,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $19,578,000)	19,578,000	1.0

	Total Short-Term Investments
	(Cost $74,964,336)	74,964,336	3.9

	Total Investments in Securities (Cost $1,214,635,147)	$1,977,141,421	103.2
	Liabilities in Excess of Other Assets	(61,207,683)	(3.2)
	Net Assets	$1,915,933,738	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.
**	Investment in affiliate

Cost for federal income tax purposes is $1,223,853,936.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$873,003,243
Gross Unrealized Depreciation	(119,715,758)

Net Unrealized Appreciation	$753,287,485

See Accompanying Notes to Financial Statements

69

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Consumer Discretionary: 13.2%
10,280	@,L	2U, Inc.	287,634	0.0
28,191		Abercrombie & Fitch Co.	761,157	0.1
9,229		AMC Entertainment Holdings, Inc.	221,496	0.0
32,360	@	American Axle & Manufacturing Holdings, Inc.	612,898	0.1
82,040		American Eagle Outfitters	1,271,620	0.2
10,661	@	American Public Education, Inc.	198,401	0.0
5,686	@	America's Car-Mart, Inc.	151,759	0.0
36,544	@	Apollo Group, Inc. - Class A	280,293	0.0
7,373		Arctic Cat, Inc.	120,770	0.0
11,666	@	Asbury Automotive Group, Inc.	786,755	0.1
71,884	@	Ascena Retail Group, Inc.	708,057	0.1
9,429	@	Ascent Capital Group, Inc.	157,653	0.0
15,294	@	Barnes & Noble Education, Inc.	152,175	0.0
20,058		Barnes & Noble, Inc.	174,705	0.0
6,267		Bassett Furniture Industries, Inc.	157,176	0.0
16,844	@,L	Beazer Homes USA, Inc.	193,538	0.0
49,430	@	Belmond Ltd	469,585	0.1
20,564		Big Lots, Inc.	792,537	0.1
844	@	Biglari Holdings, Inc.	274,992	0.0
9,958	@	BJ's Restaurants, Inc.	432,874	0.1
12,091	@	Black Diamond, Inc.	53,442	0.0
48,415	@	Bloomin Brands, Inc.	817,729	0.1
6,733	@	Blue Nile, Inc.	249,996	0.0
11,417		Bob Evans Farms, Inc.	443,550	0.1
5,049	@	Boot Barn Holdings, Inc.	62,052	0.0
35,216	@	Boyd Gaming Corp.	699,742	0.1
14,851		Bright Horizons Family Solutions, Inc.	992,047	0.1
12,704	L	Buckle, Inc.	391,029	0.1
7,925	@	Buffalo Wild Wings, Inc.	1,265,226	0.2
32,244	@	Burlington Stores, Inc.	1,383,268	0.2
18,368	@,L	Caesars Acquisition Co.	125,086	0.0
22,467	@,L	Caesars Entertainment Co.	177,265	0.0
35,873		CalAtlantic Group, Inc.	1,360,304	0.2
21,458		Caleres, Inc.	575,504	0.1
38,126		Callaway Golf Co.	359,147	0.1
6,849		Capella Education Co.	316,561	0.1
35,898	@	Career Education Corp.	130,310	0.0
11,781	@	Carmike Cinemas, Inc.	270,256	0.0
16,580	@	Carrols Restaurant Group, Inc.	194,649	0.0
14,787		Cato Corp.	544,457	0.1
5,931	@	Cavco Industries, Inc.	494,112	0.1
39,758	@,L	Central European Media Enterprises Ltd.	106,949	0.0
20,131		Cheesecake Factory	928,240	0.1
53,921		Chico's FAS, Inc.	575,337	0.1
9,345		Childrens Place Retail Stores, Inc.	515,844	0.1
31,483	@	Christopher & Banks Corp.	51,947	0.0
5,591		Churchill Downs, Inc.	791,071	0.1
7,826	@	Chuy's Holdings, Inc.	245,267	0.0
10,410		Citi Trends, Inc.	221,213	0.0
16,246		ClubCorp Holdings, Inc.	296,814	0.0
13,419		Columbia Sportswear Co.	654,310	0.1
11,936	L	Conn's, Inc.	280,138	0.0
8,777	@	Container Store Group, Inc.	71,971	0.0
24,620		Cooper Tire & Rubber Co.	931,867	0.1
6,633	@	Cooper-Standard Holding, Inc.	514,655	0.1
10,974		Core-Mark Holding Co., Inc.	899,210	0.1
7,751	@,L	Cracker Barrel Old Country Store	983,059	0.1
37,805	@	CROCS, Inc.	387,123	0.1
6,613		CSS Industries, Inc.	187,677	0.0
58,324	@	Cumulus Media, Inc.	19,253	0.0
66,461		Dana Holding Corp.	917,162	0.1
8,074	@	Dave & Buster's Entertainment, Inc.	337,009	0.1
13,541	@	Deckers Outdoor Corp.	639,135	0.1
12,933	@	Del Frisco's Restaurant Group, Inc.	207,187	0.0
47,793	@	Denny's Corp.	469,805	0.1
25,700	L	DeVry, Inc.	650,467	0.1
17,943	@,L	Diamond Resorts International, Inc.	457,726	0.1
7,800		DineEquity, Inc.	660,426	0.1
12,292	@	Dorman Products, Inc.	583,501	0.1
32,887	@	DreamWorks Animation SKG, Inc.	847,498	0.1
11,478		Drew Industries, Inc.	698,895	0.1
5,570	@,L	El Pollo Loco Holdings, Inc.	70,349	0.0
15,723	@	Eldorado Resorts, Inc.	172,953	0.0
18,452	@	Entercom Communications Corp.	207,216	0.0
27,279		Entravision Communications Corp.	210,321	0.0
12,916	@,L	Eros International PLC	118,181	0.0
11,719		Ethan Allen Interiors, Inc.	326,023	0.1
22,116	@	EVINE Live, Inc.	39,367	0.0
27,772		EW Scripps Co.	527,668	0.1
37,383	@	Express, Inc.	645,978	0.1
12,449		Federal Mogul Corp.	85,276	0.0
11,612	@	Fiesta Restaurant Group, Inc.	390,163	0.1
22,599		Finish Line, Inc.	408,590	0.1
23,988	@,L	Five Below, Inc.	770,015	0.1
20,724	@	Francesca's Holdings Corp.	360,805	0.1
17,890		Fred's, Inc.	292,859	0.0
11,185	@	FTD Cos, Inc.	292,711	0.0
11,581	@	Genesco, Inc.	658,148	0.1
16,094	@	Gentherm, Inc.	762,856	0.1
17,976	@	G-III Apparel Group Ltd.	795,618	0.1

See Accompanying Notes to Financial Statements

70

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Consumer Discretionary: (continued)
21,818	@	Grand Canyon Education, Inc.	875,338	0.1
29,862	@	Gray Television, Inc.	486,751	0.1
8,480	L	Green Brick Partners, Inc.	61,056	0.0
9,861		Group 1 Automotive, Inc.	746,478	0.1
22,780		Guess?, Inc.	430,086	0.1
4,210	@,L	Habit Restaurants, Inc./The	97,083	0.0
27,960		Harte-Hanks, Inc.	90,590	0.0
10,711		Haverty Furniture Cos., Inc.	229,644	0.0
12,188	@	Helen of Troy Ltd.	1,148,719	0.2
13,394	L	Hibbett Sporting Goods, Inc.	405,035	0.1
9,181	@	Horizon Global Corp.	95,207	0.0
58,691	@	Houghton Mifflin Harcourt Co.	1,278,290	0.2
62,063	@,L	Hovnanian Enterprises, Inc.	112,334	0.0
14,509		HSN, Inc.	735,171	0.1
22,489	@,L	Iconix Brand Group, Inc.	153,600	0.0
24,838	@	Imax Corp.	882,743	0.1
9,381	@	Installed Building Products, Inc.	232,930	0.0
8,199		International Speedway Corp.	276,470	0.0
21,306		Interval Leisure Group, Inc.	332,587	0.1
12,433	@	iRobot Corp.	440,128	0.1
11,313	@	Isle of Capri Casinos, Inc.	157,590	0.0
5,783	@	J Alexander's Holdings, Inc.	63,150	0.0
15,814		Jack in the Box, Inc.	1,213,092	0.2
10,289	@,L	Jamba, Inc.	138,799	0.0
14,754		Journal Media Group, Inc.	177,343	0.0
17,314	@	K12, Inc.	152,363	0.0
33,478		KB Home	412,784	0.1
7,741		Kirkland's, Inc.	112,245	0.0
30,051	@	Krispy Kreme Doughnuts, Inc.	452,869	0.1
36,861	@	La Quinta Holdings, Inc.	501,678	0.1
7,760	@,L	Lands' End, Inc.	181,894	0.0
22,948	@	La-Z-Boy, Inc.	560,390	0.1
7,805	@,L	LGI Homes, Inc.	189,896	0.0
13,902		Libbey, Inc.	296,391	0.0
32,745	@	Liberty TripAdvisor Holdings, Inc.	993,483	0.1
38,773	@	LifeLock, Inc.	556,393	0.1
7,462		Lifetime Brands, Inc.	98,946	0.0
9,540		Lithia Motors, Inc.	1,017,632	0.1
11,761	@	Lumber Liquidators Holdings, Inc.	204,171	0.0
18,107		M/I Homes, Inc.	396,905	0.1
9,163	@	Malibu Boats, Inc.	149,998	0.0
13,260		Marcus Corp.	251,542	0.0
12,805	@	MarineMax, Inc.	235,868	0.0
11,648	@	Marriott Vacations Worldwide Corp.	663,354	0.1
8,635	@,L	Mattress Firm Holding Corp.	385,380	0.1
15,369		MDC Holdings, Inc.	392,371	0.1
21,949		MDC Partners, Inc.	476,732	0.1
40,202	@	Media General, Inc.	649,262	0.1
20,464	@	Men's Wearhouse, Inc.	300,412	0.0
15,165		Meredith Corp.	655,886	0.1
17,353	@	Meritage Homes Corp.	589,828	0.1
28,035	@	Modine Manufacturing Co.	253,717	0.0
13,865	@	Monro Muffler Brake, Inc.	918,140	0.1
13,044	@	Morgans Hotel Group Co.	43,958	0.0
8,118	@	Motorcar Parts of America, Inc.	274,470	0.0
6,944	@	Movado Group, Inc.	178,530	0.0
2,172		Nacco Industries, Inc.	91,658	0.0
29,418		National CineMedia, Inc.	462,157	0.1
15,084	@	Nautilus, Inc.	252,205	0.0
19,851		New Media Investment Group, Inc.	386,300	0.1
58,940		New York Times Co.	790,975	0.1
14,149		Nexstar Broadcasting Group, Inc.	830,546	0.1
14,064	@	Nutri/System, Inc.	304,345	0.0
8,352	L	Outerwall, Inc.	305,182	0.0
6,506	@	Overstock.com, Inc.	79,894	0.0
5,833		Oxford Industries, Inc.	372,262	0.1
13,338	@	Papa John's International, Inc.	745,194	0.1
5,169	@	Party City Holdco, Inc.	66,732	0.0
35,419	@	Penn National Gaming, Inc.	567,412	0.1
26,604	@	PEP Boys-Manny Moe & Jack	489,780	0.1
20,223	@	Performance Sports Group Ltd	194,748	0.0
7,258		Perry Ellis International, Inc.	133,692	0.0
42,898	@	Pier 1 Imports, Inc.	218,351	0.0
26,329	@	Pinnacle Entertainment, Inc.	819,359	0.1
18,454		Pool Corp.	1,490,714	0.2
11,598	@	Popeyes Louisiana Kitchen, Inc.	678,483	0.1
12,164	@	Potbelly Corp.	142,440	0.0
6,522		Red Robin Gourmet Burgers, Inc.	402,668	0.1
24,997	@	Regis Corp.	353,708	0.1
23,089	@	Rent-A-Center, Inc.	345,642	0.1
5,382	@	Rentrak Corp.	255,806	0.0
13,951	@,L	Restoration Hardware Holdings, Inc.	1,108,407	0.2
17,192	@	RetailMeNot, Inc.	170,545	0.0
31,010	@	Ruby Tuesday, Inc.	170,865	0.0
25,082	@	Ruth's Hospitality Group, Inc.	399,305	0.1
12,960		Scholastic Corp.	499,738	0.1
22,670	@,L	Scientific Games Corp.	203,350	0.0
26,647		SeaWorld Entertainment, Inc.	524,679	0.1
23,841	@	Select Comfort Corp.	510,436	0.1
12,966	@,L	Sequential Brands Group, Inc.	102,561	0.0
17,291	@	Shutterfly, Inc.	770,487	0.1
8,725	@,L	Shutterstock, Inc.	282,167	0.0
28,295		Sinclair Broadcast Group, Inc.	920,719	0.1
24,656		Smith & Wesson Holding Corp.	541,939	0.1
14,514		Sonic Automotive, Inc.	330,339	0.1
23,780		Sonic Corp.	768,332	0.1

See Accompanying Notes to Financial Statements

71

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Consumer Discretionary: (continued)
27,221		Sotheby's	701,213	0.1
8,200		Speedway Motorsports, Inc.	169,904	0.0
16,322		Stage Stores, Inc.	148,693	0.0
10,718		Standard Motor Products, Inc.	407,820	0.1
18,726		Stein Mart, Inc.	126,026	0.0
25,350	@	Steven Madden Ltd.	766,077	0.1
18,282	@	Stoneridge, Inc.	270,574	0.0
5,766	@	Strayer Education, Inc.	346,652	0.1
8,710		Sturm Ruger & Co., Inc.	519,203	0.1
11,959		Superior Industries International	220,285	0.0
6,278	@	Taylor Morrison Home Corp.	100,448	0.0
26,067	@	Tenneco, Inc.	1,196,736	0.2
30,506		Texas Roadhouse, Inc.	1,091,200	0.2
10,727	@	Tile Shop Holdings, Inc.	175,923	0.0
46,594		Time, Inc.	730,128	0.1
10,200		Tower International, Inc.	291,414	0.0
44,027	@	Travelport Worldwide Ltd.	567,948	0.1
71,599	@	TRI Pointe Homes, Inc.	907,159	0.1
11,297		Tribune Publishing Co.	104,158	0.0
27,294	@	Tuesday Morning Corp.	177,411	0.0
22,909	@	Tumi Holdings, Inc.	380,977	0.1
4,315		Unifi, Inc.	121,467	0.0
8,129		Universal Electronics, Inc.	417,424	0.1
15,460		Vail Resorts, Inc.	1,978,725	0.3
10,247	@,L	Vera Bradley, Inc.	161,493	0.0
12,991	@	Vitamin Shoppe, Inc.	424,806	0.1
8,055	@,L	Wayfair, Inc.	383,579	0.1
8,990	@,L	Weight Watchers International, Inc.	204,972	0.0
3,500		Weyco Group, Inc.	93,660	0.0
8,224	@	William Lyon Homes	135,696	0.0
14,273		Winnebago Industries	284,033	0.0
46,496	@	Wolverine World Wide, Inc.	776,948	0.1
13,616	L	World Wrestling Entertainment, Inc.	242,909	0.0
9,138	@	Zoe's Kitchen, Inc.	255,681	0.0
10,686	@	Zumiez, Inc.	161,572	0.0
			97,912,398	13.2

		Consumer Staples: 3.4%
13,782		Andersons, Inc.	435,925	0.1
24,901		B&G Foods, Inc.	872,033	0.1
3,955	@	Boston Beer Co., Inc.	798,554	0.1
29,168	@	Boulder Brands, Inc.	320,265	0.0
7,675		Calavo Growers, Inc.	376,075	0.1
13,655	L	Cal-Maine Foods, Inc.	632,773	0.1
16,547		Casey's General Stores, Inc.	1,993,086	0.3
22,617	@	Central Garden & Pet Co.	307,591	0.0
8,340	@	Chefs' Warehouse Holdings, Inc.	139,111	0.0
2,528		Coca-Cola Bottling Co. Consolidated	461,385	0.1
74,108	@	Darling International, Inc.	779,616	0.1
36,772		Dean Foods Co.	630,640	0.1
12,807	@	Diamond Foods, Inc.	493,710	0.1
13,293	@	Elizabeth Arden, Inc.	131,601	0.0
15,735		Fresh Del Monte Produce, Inc.	611,777	0.1
18,479	@	Fresh Market, Inc.	432,778	0.1
9,275	@,L	Freshpet, Inc.	78,745	0.0
36,992	@	HRG Group, Inc.	501,612	0.1
7,388		Ingles Markets, Inc.	325,663	0.0
4,943		Inter Parfums, Inc.	117,742	0.0
7,432		J&J Snack Foods Corp.	867,091	0.1
4,248		John B Sanfilippo & Son, Inc.	229,519	0.0
7,769		Lancaster Colony Corp.	897,009	0.1
7,208		MGP Ingredients, Inc.	187,048	0.0
4,000	@	National Beverage Corp.	181,760	0.0
3,333		Natural Health Trends Corp.	111,756	0.0
10,042	@	Omega Protein Corp.	222,932	0.0
26,382	@	Post Holdings, Inc.	1,627,769	0.2
22,664		Prestige Brands Holdings, Inc.	1,166,743	0.2
8,814		Pricesmart, Inc.	731,474	0.1
9,836	@,L	Sanderson Farms, Inc.	762,487	0.1
129	@	Seaboard Corp.	373,421	0.1
5,808		Seneca Foods Corp.	168,316	0.0
19,269	L	Snyders-Lance, Inc.	660,927	0.1
20,722		SpartanNash Co.	448,424	0.1
107,286	@	SUPERVALU, Inc.	727,399	0.1
8,491	L	Tootsie Roll Industries, Inc.	268,231	0.0
18,310	@	TreeHouse Foods, Inc.	1,436,603	0.2
21,943	@	United Natural Foods, Inc.	863,676	0.1
10,429	@	Universal Corp.	584,858	0.1
2,880	@	USANA Health Sciences, Inc.	367,920	0.1
32,285		Vector Group Ltd.	761,603	0.1
8,094		WD-40 Co.	798,473	0.1
6,398		Weis Markets, Inc.	283,431	0.0
			25,169,552	3.4

		Energy: 2.6%
32,245	@	Abraxas Petroleum Corp.	34,180	0.0
10,207		Alon USA Energy, Inc.	151,472	0.0
19,800		Approach Resources, Inc.	36,432	0.0
27,869		Archrock, Inc.	209,575	0.0
5,974		Ardmore Shipping Corp.	75,989	0.0
24,438		Atwood Oceanics, Inc.	250,001	0.0
13,112	@,L	Basic Energy Services, Inc.	35,140	0.0
15,494	@,L	Bill Barrett Corp.	60,891	0.0
23,027	@,L	Bonanza Creek Energy, Inc.	121,352	0.0
15,698		Bristow Group, Inc.	406,578	0.1
18,020	@,L	C&J Energy Services Ltd.	85,775	0.0
25,942	@	Callon Petroleum Co.	216,356	0.0
8,829	L	CARBO Ceramics, Inc.	151,859	0.0
25,053		Carrizo Oil & Gas, Inc.	741,068	0.1
2,030	@	Clayton Williams Energy, Inc.	60,027	0.0
38,171	@,L	Clean Energy Fuels Corp.	137,416	0.0
26,059	@,L	Cloud Peak Energy, Inc.	54,203	0.0
6,212	@	Contango Oil & Gas Co.	39,819	0.0
24,728		Delek US Holdings, Inc.	608,309	0.1
40,033		DHT Holdings, Inc.	323,867	0.1

See Accompanying Notes to Financial Statements

72

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Energy: (continued)
9,978	@	Dorian L.P.G Ltd.	117,441	0.0
29,828	@	Energy Fuels, Inc./Canada	87,993	0.0
19,223		Energy XXI Bermuda Ltd.	19,415	0.0
11,657	@	Era Group, Inc.	129,976	0.0
85,783	@,L	EXCO Resources, Inc.	106,371	0.0
13,934	@	Exterran Corp.	223,641	0.0
30,156	@	Fairmount Santrol Holdings, Inc.	70,867	0.0
22,910	@	Forum Energy Technologies, Inc.	285,459	0.1
102,593	@,L	Frontline Ltd.	306,753	0.1
19,378	L	GasLog Ltd.	160,837	0.0
40,606	@,L	Gastar Exploration, Inc.	53,194	0.0
7,476		Geospace Technologies Corp.	105,187	0.0
17,416		Green Plains Renewable Energy, Inc.	398,826	0.1
16,808	@,L	Gulfmark Offshore, Inc.	78,493	0.0
38,249		Halcon Resources Corp.	48,194	0.0
43,683	@	Helix Energy Solutions Group, Inc.	229,773	0.0
14,124	@	Hornbeck Offshore Services, Inc.	140,393	0.0
84,580	@	ION Geophysical Corp.	42,552	0.0
17,325	@,L	Jones Energy, Inc.	66,701	0.0
32,829	@	Matador Resources Co.	649,029	0.1
14,524	@	Matrix Service Co.	298,323	0.1
102,775	@	McDermott International, Inc.	344,296	0.1
9,898	@	Natural Gas Services Group, Inc.	220,725	0.0
43,106	@	Newpark Resources	227,600	0.0
40,373	L	Nordic American Tankers Ltd.	627,396	0.1
26,984	L	Northern Oil And Gas, Inc.	104,158	0.0
60,086	@,L	Oasis Petroleum, Inc.	442,834	0.1
18,048	@	Oil States International, Inc.	491,808	0.1
15,774	@	Pacific Ethanol, Inc.	75,400	0.0
9,318		Panhandle Oil and Gas, Inc.	150,579	0.0
7,257	@	Par Petroleum Corp.	170,830	0.0
63,989	@	Parker Drilling Co.	116,460	0.0
35,561	@	Parsley Energy, Inc.	656,100	0.1
16,931	@	PDC Energy, Inc.	903,777	0.1
8,992	L	Peabody Energy Corp.	69,059	0.0
8,960	@	PHI, Inc.	147,034	0.0
27,629	@	Pioneer Energy Services Corp.	59,955	0.0
19,816	@	Renewable Energy Group, Inc.	184,091	0.0
3,133	@	Rex Stores Corp.	169,401	0.0
26,730	@,L	Rex Energy Corp.	28,067	0.0
5,407	@,L	RigNet, Inc.	111,871	0.0
14,779	@	Ring Energy, Inc.	104,192	0.0
28,211	@	RSP Permian, Inc.	688,066	0.1
25,906	@,L	Sanchez Energy Corp.	111,655	0.0
224,421	@	SandRidge Energy, Inc.	44,884	0.0
78,515		Scorpio Tankers, Inc.	629,690	0.1
6,983	@	SEACOR Holdings, Inc.	367,026	0.1
20,271		SemGroup Corp. - Class A	585,021	0.1
31,796	@	Seventy Seven Energy, Inc.	33,386	0.0
26,027	L	Ship Finance International Ltd.	431,267	0.1
46,323	@,L	Solazyme, Inc.	114,881	0.0
26,980	@	Stone Energy Corp.	115,744	0.0
44,046	@	Synergy Resources Corp.	375,272	0.1
40,023		Teekay Tankers Ltd.	275,358	0.1
19,500	@	Tesco Corp.	141,180	0.0
40,281		Tetra Technologies, Inc.	302,913	0.1
19,016		Tidewater, Inc.	132,351	0.0
70,224	@	Ultra Petroleum Corp.	175,560	0.0
19,206		Unit Corp.	234,313	0.0
57,060	@,L	Uranium Energy Corp.	60,484	0.0
23,235	@	US Silica Holdings, Inc.	435,192	0.1
17,040	@,L	W&T Offshore, Inc.	39,362	0.0
30,075		Western Refining, Inc.	1,071,272	0.2
10,563	@,L	Westmoreland Coal Co.	62,110	0.0
			19,252,347	2.6

		Financials: 25.1%
11,543		1st Source Corp.	356,332	0.1
31,265		Acadia Realty Trust	1,036,435	0.1
22,476	@	Actua Corp.	257,350	0.0
10,318		AG Mortgage Investment Trust, Inc.	132,483	0.0
10,404		Agree Realty Corp.	353,632	0.1
22,649	@	Alexander & Baldwin, Inc.	799,736	0.1
1,242		Alexander's, Inc.	477,065	0.1
6,139	@	Altisource Portfolio Solutions SA	170,726	0.0
26,165		Altisource Residential Corp.	324,708	0.0
19,121	@	Ambac Financial Group, Inc.	269,415	0.0
18,605		American Assets Trust, Inc.	713,502	0.1
28,162		American Capital Mortgage Investment Corp.	393,142	0.1
34,149		American Equity Investment Life Holding Co.	820,600	0.1
19,358		American Residential Properties, Inc.	365,866	0.1
18,176		Ameris Bancorp.	617,802	0.1
10,547		Amerisafe, Inc.	536,842	0.1
6,567		Ames National Corp.	159,512	0.0
73,947		Anworth Mortgage Asset Corp.	321,669	0.0
19,175		Apollo Commercial Real Estate Finance, Inc.	330,385	0.0
15,453		Apollo Residential Mortgage, Inc.	184,663	0.0
13,540		Argo Group International Holdings Ltd.	810,234	0.1
15,071		Armada Hoffler Properties, Inc.	157,944	0.0
18,301		ARMOUR Residential REIT, Inc.	398,230	0.1
7,082		Arrow Financial Corp.	192,418	0.0
19,295		Ashford Hospitality Prime, Inc.	279,777	0.0
40,411		Ashford Hospitality Trust, Inc.	254,993	0.0
2,864	@	Associated Capital Group, Inc.	87,352	0.0

See Accompanying Notes to Financial Statements

73

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
42,716		Astoria Financial Corp.	677,049	0.1
9,387		Banc of California, Inc.	137,238	0.0
4,594		Bancfirst Corp.	269,300	0.0
20,576	@	Bancorp, Inc.	131,069	0.0
42,327		Bancorpsouth, Inc.	1,015,425	0.1
31,711		Bank Mutual Corp.	247,346	0.0
33,275		Bank of the Ozarks, Inc.	1,645,781	0.2
13,389		BankFinancial Corp.	169,103	0.0
12,278		Banner Corp.	563,069	0.1
32,940	@	BBCN Bancorp, Inc.	567,227	0.1
30,852	@	Beneficial Bancorp, Inc.	410,949	0.1
13,044		Berkshire Hills Bancorp., Inc.	379,711	0.1
71,133		BGC Partners, Inc.	697,815	0.1
15,660	@	Banco Latinoamericano de Comercio Exterior SA	406,064	0.1
16,958		BNC Bancorp	430,394	0.1
26,700	L	BofI Holding, Inc.	562,035	0.1
36,314		Boston Private Financial Holdings, Inc.	411,801	0.1
7,161		OceanFirst Financial Corp.	143,435	0.0
46,647	@	Brookline Bancorp., Inc.	536,440	0.1
10,118		Bryn Mawr Bank Corp.	290,589	0.0
11,689		Calamos Asset Management, Inc.	113,150	0.0
5,119		Camden National Corp.	225,697	0.0
44,556		Campus Crest Communities, Inc.	302,981	0.0
4,255		Capital Bank Financial Corp.	136,075	0.0
59,887		Capitol Federal Financial, Inc.	752,181	0.1
41,864		Capstead Mortgage Corp.	365,891	0.1
20,928		Cardinal Financial Corp.	476,112	0.1
16,806		CareTrust REIT, Inc.	184,026	0.0
11,494		Cash America International, Inc.	344,245	0.1
34,803		Cathay General Bancorp.	1,090,378	0.2
50,290		Cedar Shopping Centers, Inc.	356,053	0.1
29,364		Centerstate Banks of Florida, Inc.	459,547	0.1
1,673	@	Central Pacific Financial Corp.	36,839	0.0
6,000		Charter Financial Corp./MD	79,260	0.0
18,518		Chatham Lodging Trust	379,249	0.1
18,573		Chemical Financial Corp.	636,497	0.1
27,112		Chesapeake Lodging Trust	682,138	0.1
7,773		Citizens & Northern Corp.	163,233	0.0
27,622	@,L	Citizens, Inc.	205,231	0.0
9,811		City Holding Co.	447,774	0.1
10,460		CNB Financial Corp.	188,594	0.0
83,866		CNO Financial Group, Inc.	1,601,002	0.2
27,010		CoBiz Financial, Inc.	362,474	0.1
9,450		Cohen & Steers, Inc.	288,036	0.0
43,647	@	Colony Capital, Inc.	850,244	0.1
28,225		Columbia Banking System, Inc.	917,595	0.1
18,904		Community Bank System, Inc.	755,026	0.1
11,102		Community Trust Bancorp., Inc.	388,126	0.1
4,001		ConnectOne Bancorp, Inc.	74,779	0.0
3,121		Consolidated-Tomoka Land Co.	164,508	0.0
12,016		Coresite Realty Corp.	681,548	0.1
91,444		Cousins Properties, Inc.	862,317	0.1
73,589	@	Cowen Group, Inc.	281,846	0.0
69,452		CubeSmart	2,126,620	0.3
17,532	@	Customers Bancorp, Inc.	477,221	0.1
47,065		CVB Financial Corp.	796,340	0.1
26,033		CyrusOne, Inc.	974,936	0.1
70,898		CYS Investments, Inc.	505,503	0.1
34,198		DCT Industrial Trust, Inc.	1,277,979	0.2
738		Diamond Hill Investment Group, Inc.	139,482	0.0
86,761	@	DiamondRock Hospitality Co.	837,244	0.1
19,710		Dime Community Bancshares	344,728	0.1
28,243		DuPont Fabros Technology, Inc.	897,845	0.1
35,550	L	Dynex Capital, Inc.	225,742	0.0
15,052	@	Eagle Bancorp, Inc.	759,674	0.1
14,661		EastGroup Properties, Inc.	815,298	0.1
20,465		Education Realty Trust, Inc.	775,214	0.1
9,557	@	eHealth, Inc.	95,379	0.0
18,258	@	Employers Holdings, Inc.	498,443	0.1
13,049	L	Encore Capital Group, Inc.	379,465	0.1
16,283	@	Enova International, Inc.	107,631	0.0
4,049	@	Enstar Group Ltd.	607,512	0.1
11,199		Enterprise Financial Services Corp.	317,492	0.0
17,125	@	Envestnet, Inc.	511,181	0.1
23,519		EPR Properties	1,374,686	0.2
24,455		Equity One, Inc.	663,953	0.1
22,361	@	Essent Group Ltd.	489,482	0.1
39,868		EverBank Financial Corp.	637,091	0.1
14,517	@	Evercore Partners, Inc.	784,934	0.1
25,056	@	Ezcorp, Inc.	125,029	0.0
6,564		FBL Financial Group, Inc.	417,733	0.1
7,373	@	FCB Financial Holdings, Inc.	263,880	0.0
7,237		Federated National Holding Co.	213,926	0.0
76,872		FelCor Lodging Trust, Inc.	561,166	0.1
23,972	L	Financial Engines, Inc.	807,137	0.1
44,491		First American Financial Corp.	1,597,227	0.2
49,363	@	First BanCorp/Puerto Rico	160,430	0.0
15,160		First Bancorp.	284,098	0.0
12,410		First Busey Corp.	256,018	0.0
13,927	@	First Cash Financial Services, Inc.	521,288	0.1
3,644		First Citizens BancShares, Inc.	940,771	0.1

See Accompanying Notes to Financial Statements

74

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
44,793		First Commonwealth Financial Corp.	406,272	0.1
6,006		First Defiance Financial Corp.	226,907	0.0
33,120		First Financial Bancorp.	598,478	0.1
31,463		First Financial Bankshares, Inc.	949,239	0.1
7,466		First Financial Corp.	253,620	0.0
47,399		First Industrial Realty Trust, Inc.	1,048,940	0.1
2,162		First Interstate Bancsystem, Inc.	62,849	0.0
16,794		First Merchants Corp.	426,903	0.1
40,845		First Midwest Bancorp., Inc.	752,773	0.1
7,200	@	First NBC Bank Holding Co.	269,208	0.0
40,638		First Potomac Realty Trust	463,273	0.1
68,628	@	FirstMerit Corp.	1,279,912	0.2
10,082	@	Flagstar Bancorp, Inc.	232,995	0.0
17,660		Flushing Financial Corp.	382,162	0.1
65,748		FNB Corp.	877,078	0.1
33,487		FNFV Group	376,059	0.1
21,376	@	Forestar Real Estate Group, Inc.	233,853	0.0
46,564		Franklin Street Properties Corp.	481,937	0.1
64,204		Fulton Financial Corp.	835,294	0.1
14,907		GAIN Capital Holdings, Inc.	120,896	0.0
2,864		GAMCO Investors, Inc.	88,899	0.0
18,431		Getty Realty Corp.	316,092	0.0
34,871		Glacier Bancorp., Inc.	925,128	0.1
12,767		Gladstone Commercial Corp.	186,271	0.0
22,943		Government Properties Income Trust	364,105	0.1
177,538		Gramercy Property Trust	1,370,593	0.2
7,197		Great Southern Bancorp., Inc.	325,736	0.0
11,295	@	Great Western Bancorp, Inc.	327,781	0.0
19,330	@	Green Dot Corp.	317,399	0.0
13,381		Greenhill & Co., Inc.	382,830	0.1
14,615	@	Greenlight Capital Re Ltd.	273,447	0.0
33,983		Hancock Holding Co.	855,352	0.1
18,923		Hanmi Financial Corp.	448,854	0.1
19,042		Hannon Armstrong Sustainable Infrastructure Capital, Inc.	360,275	0.1
36,584		Hatteras Financial Corp.	481,080	0.1
4,752		HCI Group, Inc.	165,607	0.0
42,974		Healthcare Realty Trust, Inc.	1,217,024	0.2
8,120		Heartland Financial USA, Inc.	254,643	0.0
15,207		Heritage Financial Corp.	286,500	0.0
11,171		Heritage Insurance Holdings, Inc.	243,751	0.0
25,105		Hersha Hospitality Trust	546,285	0.1
18,792	@	HFF, Inc.	583,867	0.1
36,790		Highwoods Properties, Inc.	1,604,044	0.2
35,337	@	Hilltop Holdings, Inc.	679,177	0.1
24,675		Home Bancshares, Inc.	999,831	0.1
12,676	@	HomeStreet, Inc.	275,196	0.0
14,546	@	HomeTrust Bancshares Inc.	294,556	0.0
21,190	@	Horace Mann Educators Corp.	703,084	0.1
27,004		Hudson Pacific Properties, Inc.	759,893	0.1
15,285		Iberiabank Corp.	841,745	0.1
3,326	@,L	Impac Mortgage Holdings, Inc.	59,868	0.0
16,070		Independent Bank Corp./MI	244,746	0.0
11,591		Independent Bank Corp.	539,213	0.1
5,944		Independent Bank Group, Inc.	190,208	0.0
6,859	@	Infinity Property & Casualty Corp.	564,016	0.1
9,569		Infrareit Inc.	177,026	0.0
49,723		Inland Real Estate Corp.	528,058	0.1
25,571	@	Insmed Inc.	464,114	0.1
26,511		International Bancshares Corp.	681,333	0.1
10,525	@	Intl. FCStone, Inc.	352,166	0.1
49,067		Invesco Mortgage Capital, Inc.	607,940	0.1
16,995		Investment Technology Group, Inc.	289,255	0.0
138,556		Investors Bancorp, Inc.	1,723,637	0.2
72,872		Investors Real Estate Trust	506,460	0.1
43,554	@	iStar Financial, Inc.	510,888	0.1
58,278		Janus Capital Group, Inc.	821,137	0.1
18,290	@	KCG Holdings, Inc.	225,150	0.0
32,410		Kearny Financial Corp./MD	410,635	0.1
17,316		Kemper Corp.	645,021	0.1
37,382		Kennedy-Wilson Holdings, Inc.	900,159	0.1
30,294		Kite Realty Group Trust	785,523	0.1
6,913		Ladder Capital Corp.	85,859	0.0
47,269	@,L	Ladenburg Thalmann Financial Services, Inc.	130,462	0.0
10,394		Lakeland Financial Corp.	484,568	0.1
47,149		LaSalle Hotel Properties	1,186,269	0.2
20,025		LegacyTexas Financial Group, Inc.	501,025	0.1
2,727		LendingTree, Inc.	243,467	0.0
81,443		Lexington Realty Trust	651,544	0.1
15,991		LTC Properties, Inc.	689,852	0.1
34,625		Mack-Cali Realty Corp.	808,494	0.1
26,600		Maiden Holdings Ltd.	396,606	0.1
16,448		MainSource Financial Group, Inc.	376,330	0.1
5,563	@	Marcus & Millichap, Inc.	162,106	0.0
16,368		MarketAxess Holdings, Inc.	1,826,505	0.2
31,427	@	MB Financial, Inc.	1,017,292	0.1
53,979	@	MBIA, Inc.	349,784	0.1
98,809	@	Medical Properties Trust, Inc.	1,137,292	0.2
3,103		Merchants Bancshares, Inc.	97,713	0.0
14,781		Meridian Bancorp, Inc.	208,412	0.0
139,741	@	MGIC Investment Corp.	1,233,913	0.2
1,556		Moelis & Co.	45,404	0.0

See Accompanying Notes to Financial Statements

75

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
44,050		Monmouth Real Estate Investment Corp.	460,763	0.1
58,680		Monogram Residential Trust, Inc.	572,717	0.1
18,150		National Bank Holdings Corp.	387,865	0.1
4,911	L	National Bankshares, Inc.	174,537	0.0
15,488		National General Holdings Corp.	338,568	0.0
15,170		National Health Investors, Inc.	923,398	0.1
4,938		National Interstate Corp.	131,845	0.0
57,326		National Penn Bancshares, Inc.	706,830	0.1
1,432		National Western Life Group, Inc.	360,778	0.1
14,619	@,L	Nationstar Mortgage Holdings, Inc.	195,456	0.0
6,500	@	Navigators Group, Inc.	557,635	0.1
20,225		NBT Bancorp., Inc.	563,873	0.1
10,230		Nelnet, Inc.	343,421	0.0
95,873		New Residential Investment Corp.	1,165,816	0.2
32,161		New Senior Investment Group, Inc.	317,107	0.0
58,806		New York Mortgage Trust, Inc.	313,436	0.0
68,770		New York REIT, Inc.	790,855	0.1
24,604		NewBridge Bancorp	299,677	0.0
14,867	@	NewStar Financial, Inc.	133,506	0.0
26,536	@	NMI Holdings, Inc.	179,649	0.0
32,005		Northfield Bancorp, Inc./NJ	509,520	0.1
48,252		Northwest Bancshares, Inc.	646,094	0.1
46,402	@,L	Ocwen Financial Corp.	323,422	0.0
19,930	@	OFG Bancorp	145,888	0.0
50,337		Old National Bancorp.	682,570	0.1
22,680	@	Old Second Bancorp, Inc.	177,811	0.0
13,358	@	OM Asset Management Plc	204,778	0.0
9,007		One Liberty Properties, Inc.	193,290	0.0
30,386		Oritani Financial Corp.	501,369	0.1
7,560		Federal Agricultural Mortgage Corp.	238,669	0.0
6,577	L	Park National Corp.	595,087	0.1
28,732		Park Sterling Corp.	210,318	0.0
29,674		Parkway Properties, Inc.	463,805	0.1
30,487		Pebblebrook Hotel Trust	854,246	0.1
33,518		Pennsylvania Real Estate Investment Trust	733,039	0.1
9,048	@	PennyMac Financial Services, Inc.	138,977	0.0
31,262		Pennymac Mortgage Investment Trust	477,058	0.1
11,671		Peoples Bancorp., Inc.	219,882	0.0
5,095		Peoples Financial Services Corp.	194,018	0.0
24,023	@	PHH Corp.	389,173	0.1
37,451		Physicians Realty Trust	631,424	0.1
17,548	@	Pico Holdings, Inc.	181,095	0.0
18,090		Pinnacle Financial Partners, Inc.	929,102	0.1
8,728	@	Piper Jaffray Cos.	352,611	0.1
20,995		Potlatch Corp.	634,889	0.1
20,822		PRA Group, Inc.	722,315	0.1
8,667		Preferred Apartment Communities, Inc.	113,364	0.0
22,568		Primerica, Inc.	1,065,887	0.1
31,736		PrivateBancorp, Inc.	1,301,811	0.2
29,490		Prosperity Bancshares, Inc.	1,411,391	0.2
34,114		Provident Financial Services, Inc.	687,397	0.1
8,989		PS Business Parks, Inc.	785,908	0.1
10,823		QTS Realty Trust, Inc.	488,226	0.1
77,509	@	Radian Group, Inc.	1,037,845	0.1
56,111		RAIT Financial Trust	151,500	0.0
28,600		Ramco-Gershenson Properties	475,046	0.1
4,765		RE/MAX Holdings, Inc.	177,734	0.0
41,196		Redwood Trust, Inc.	543,787	0.1
17,696		Renasant Corp.	608,919	0.1
20,642		Resource Capital Corp.	263,392	0.0
42,119		Retail Opportunity Investments	753,930	0.1
20,238		Rexford Industrial Realty, Inc.	331,094	0.0
18,984		RLI Corp.	1,172,262	0.2
54,969		RLJ Lodging Trust	1,188,979	0.2
610	@	RMR Group, Inc./The	8,790	0.0
18,386		Rouse Properties, Inc.	267,700	0.0
19,399		Ryman Hospitality Properties	1,001,764	0.1
15,760		S&T Bancorp, Inc.	485,723	0.1
27,224		Sabra Healthcare REIT, Inc.	550,742	0.1
14,814	@	Safeguard Scientifics, Inc.	214,951	0.0
7,990		Safety Insurance Group, Inc.	450,476	0.1
16,610		Sandy Spring Bancorp, Inc.	447,806	0.1
597		Saul Centers, Inc.	30,608	0.0
20,516		Select Income REIT	406,627	0.1
26,508	@	Selective Insurance Group	890,139	0.1
6,196		ServisFirst Bancshares, Inc.	294,496	0.0
21,795		Silver Bay Realty Trust Corp.	341,310	0.0
11,510		Simmons First National Corp.	591,154	0.1
11,713		South State Corp.	842,750	0.1
15,590		Southside Bancshares, Inc.	374,472	0.1
13,764		Southwest Bancorp., Inc.	240,595	0.0
14,321		Sovran Self Storage, Inc.	1,536,786	0.2
23,683	@,L	St. Joe Co.	438,372	0.1
27,319		STAG Industrial, Inc.	504,036	0.1
17,195		Starwood Waypoint Residential Trust	389,295	0.1
7,443		State Auto Financial Corp.	153,251	0.0
22,930		State Bank Financial Corp.	482,218	0.1
52,515		Sterling Bancorp/DE	851,793	0.1
11,844		Stewart Information Services Corp.	442,137	0.1

See Accompanying Notes to Financial Statements

76

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
29,275	@	Stifel Financial Corp.	1,240,089	0.2
10,540		Stock Yards Bancorp, Inc.	398,307	0.1
13,388		Store Capital Corp.	310,602	0.0
44,838	@	Summit Hotel Properties, Inc.	535,814	0.1
20,018		Sun Communities, Inc.	1,371,834	0.2
90,335		Sunstone Hotel Investors, Inc.	1,128,284	0.2
33,277		Symetra Financial Corp.	1,057,210	0.1
13,400	@	Talmer Bancorp, Inc.	242,674	0.0
8,290	@	Tejon Ranch Co.	158,753	0.0
24,537	@	Terreno Realty Corp.	555,027	0.1
5,779		Territorial Bancorp, Inc.	160,309	0.0
18,857	@	Texas Capital Bancshares, Inc.	931,913	0.1
32,142		The Geo Group, Inc.	929,225	0.1
26,791	@,L	Third Point Reinsurance Ltd.	359,267	0.1
19,726	L	Tiptree Financial, Inc.	121,118	0.0
9,763		Tompkins Financial Corp.	548,290	0.1
17,056		TowneBank	355,959	0.1
10,390		Trico Bancshares	285,102	0.0
50,250	@	Trustco Bank Corp.	308,535	0.0
28,299		Trustmark Corp.	652,009	0.1
18,084		UMB Financial Corp.	841,810	0.1
13,350		UMH Properties, Inc.	135,102	0.0
87,552		Umpqua Holdings Corp.	1,392,077	0.2
22,101		Union Bankshares Corp.	557,829	0.1
27,989	L	United Bankshares, Inc.	1,035,313	0.1
22,872		United Community Banks, Inc./GA	445,775	0.1
29,250		United Community Financial Corp.	172,575	0.0
10,894	L	United Development Funding IV	119,834	0.0
34,216		United Financial Bancorp, Inc.	440,702	0.1
11,945		United Fire Group, Inc.	457,613	0.1
9,137		United Insurance Holdings Corp.	156,243	0.0
9,156		Universal Health Realty Income Trust	457,892	0.1
14,067	@	Universal Insurance Holdings, Inc.	326,073	0.0
14,960		Univest Corp. of Pennsylvania	312,066	0.0
33,950		Urban Edge Properties	796,127	0.1
14,040		Urstadt Biddle Properties, Inc.	270,130	0.0
87,025		Valley National Bancorp.	857,196	0.1
3,302		Virtus Investment Partners, Inc.	387,853	0.1
11,260		Walker & Dunlop, Inc.	324,401	0.0
18,018	@,L	Walter Investment Management Corp.	256,216	0.0
39,170		Washington Federal, Inc.	933,421	0.1
30,775		Washington Real Estate Investment Trust	832,771	0.1
10,416		Washington Trust Bancorp, Inc.	411,640	0.1
21,149		Waterstone Financial, Inc.	298,201	0.0
38,242		Webster Financial Corp.	1,422,220	0.2
20,494		WesBanco, Inc.	615,230	0.1
13,518		Westamerica Bancorp.	631,966	0.1
36,865	@	Western Alliance Bancorp.	1,321,979	0.2
17,344		Western Asset Mortgage Capital Corp.	177,256	0.0
5,243		Westwood Holdings Group, Inc.	273,108	0.0
16,101		Whitestone REIT	193,373	0.0
45,617		Wilshire Bancorp., Inc.	526,876	0.1
18,624		Wintrust Financial Corp.	903,636	0.1
49,332		WisdomTree Investments, Inc.	773,526	0.1
3,219	L	World Acceptance Corp.	119,425	0.0
16,776		WSFS Financial Corp.	542,871	0.1
42,982		Xenia Hotels & Resorts, Inc.	658,914	0.1
14,358		Yadkin Financial Corporation	361,391	0.1
			185,989,823	25.1

		Health Care: 15.8%
3,501	@,L	AAC Holdings, Inc.	66,729	0.0
10,454		Abaxism, Inc.	582,079	0.1
17,981	@	Abiomed, Inc.	1,623,325	0.2
34,014	@	Acadia Pharmaceuticals, Inc.	1,212,599	0.2
9,178	@	Accelerate Diagnostics, Inc.	197,235	0.0
9,998	@	Acceleron Pharma, Inc.	487,502	0.1
38,111	@	Accuray, Inc.	257,249	0.0
49,089	@,L	Achillion Pharmaceuticals, Inc.	529,670	0.1
20,702		Acorda Therapeutics, Inc.	885,632	0.1
4,732	@	Adamas Pharmaceuticals, Inc.	134,010	0.0
2,532	@,L	Adeptus Health, Inc.	138,045	0.0
2,000	@,L	Aduro Biotech, Inc.	56,280	0.0
11,773	@,L	Advaxis, Inc.	118,436	0.0
12,629	@,L	Aegerion Pharmaceuticals, Inc.	127,553	0.0
7,798	@	Aerie Pharmaceuticals, Inc.	189,881	0.0
7,461	@,L	Affimed NV	53,122	0.0
37,210	@	Affymetrix, Inc.	375,449	0.1
34,474	@	Agenus, Inc.	156,512	0.0
18,078		Air Methods Corp.	758,011	0.1
12,691	@	Akebia Therapeutics, Inc.	163,968	0.0
12,251	@	Albany Molecular Research, Inc.	243,182	0.0
10,499	@	Alder Biopharmaceuticals, Inc.	346,782	0.1
3,834		Almost Family, Inc.	146,574	0.0
14,792	@,L	AMAG Pharmaceuticals, Inc.	446,570	0.1
13,210	@	Amedisys, Inc.	519,417	0.1
46,811	@,L	Amicus Therapeutics, Inc.	454,067	0.1
21,981	@	AMN Healthcare Services, Inc.	682,510	0.1
14,440	@	Amphastar Pharmaceuticals, Inc.	205,481	0.0
23,189	@	Amsurg Corp.	1,762,364	0.2
17,717	@	Anacor Pharmaceuticals, Inc.	2,001,489	0.3
5,804	@	Analogic Corp.	479,410	0.1

See Accompanying Notes to Financial Statements

77

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: (continued)
13,527	@	Angiodynamics, Inc.	164,218	0.0
3,556	@,L	ANI Pharmaceuticals, Inc.	160,464	0.0
7,232	@	Anika Therapeutics, Inc.	275,973	0.0
93,600	@,L	Antares Pharma, Inc.	113,256	0.0
19,647	@	Anthera Pharmaceuticals, Inc.	91,162	0.0
15,920	@	Aratana Therapeutics, Inc.	88,834	0.0
6,203	@	Ardelyx, Inc.	112,398	0.0
112,702	@,L	Arena Pharmaceuticals, Inc.	214,134	0.0
74,396	@,L	Ariad Pharmaceuticals, Inc.	464,975	0.1
63,079	@	Array Biopharma, Inc.	266,193	0.0
22,656	@,L	Arrowhead Research Corp.	139,334	0.0
8,434	@,L	Assembly Biosciences, Inc.	63,339	0.0
7,035	@	Atara Biotherapeutics, Inc.	185,794	0.0
15,908	@	AtriCure, Inc.	356,976	0.1
685		Atrion Corp.	261,122	0.0
9,441	@	Avalanche Biotechnologies, Inc.	89,878	0.0
3,660	@	Axovant Sciences Ltd.	65,990	0.0
44,615	@,L	BioScrip, Inc.	78,076	0.0
34,148	@,L	BioCryst Pharmaceuticals, Inc.	352,407	0.1
22,707	@,L	BioDelivery Sciences International, Inc.	108,767	0.0
12,467	@	BioTelemetry, Inc.	145,615	0.0
13,741	@	Cambrex Corp.	647,064	0.1
15,610	@	Cantel Medical Corp.	970,005	0.1
18,602	@	Capital Senior Living Corp.	388,038	0.1
6,330	@	Cara Therapeutics, Inc.	106,724	0.0
15,613	@	Cardiovascular Systems, Inc.	236,069	0.0
16,739	@,L	Castlight Health, Inc.	71,476	0.0
33,168	@	Catalent, Inc.	830,195	0.1
42,497	@	Catalyst Pharmaceuticals, Inc.	104,118	0.0
43,036	@,L	Celldex Therapeutics, Inc.	674,804	0.1
5,721	@	Cellular Biomedicine Group, Inc.	122,944	0.0
13,947	L	Cempra, Inc.	434,170	0.1
31,280	@	Cepheid, Inc.	1,142,658	0.2
48,063	@,L	Cerus Corp.	303,758	0.1
7,149		Chemed Corp.	1,070,920	0.2
13,019	@	ChemoCentryx, Inc.	105,454	0.0
18,987	@	Chimerix, Inc.	169,934	0.0
12,980	@	Clinical Data, Inc.	–	–
12,006	@,L	Clovis Oncology, Inc.	420,210	0.1
9,128	@,L	Coherus Biosciences, Inc.	209,579	0.0
5,678	L	Computer Programs & Systems, Inc.	282,480	0.1
7,989	@	Concert Pharmaceuticals, Inc.	151,551	0.0
12,518		Conmed Corp.	551,418	0.1
28,453	@,L	Corcept Therapeutics, Inc.	141,696	0.0
7,700	@	Corium International, Inc.	62,524	0.0
22,161	@,L	CorMedix, Inc.	44,987	0.0
5,629	@	Corvel Corp.	247,226	0.0
15,683	@	Cross Country Healthcare, Inc.	257,044	0.0
17,072		CryoLife, Inc.	184,036	0.0
101,260	@,L	CTI BioPharma Corp.	124,550	0.0
55,931	@	Curis, Inc.	162,759	0.0
11,521	@	Cynosure, Inc.	514,643	0.1
18,419	@,L	Cytokinetics Inc	192,663	0.0
35,261	@,L	CytRx Corp.	93,442	0.0
26,705		Depomed, Inc.	484,162	0.1
6,685	@	Dermira, Inc.	231,368	0.0
8,872	@	Dicerna Pharmaceuticals, Inc.	105,311	0.0
15,595	@	Diplomat Pharmacy, Inc.	533,661	0.1
67,432	@	Durect Corp.	149,025	0.0
64,411	@	Dyax, Corp.	2,423,142	0.3
15,026	@	Dynavax Technologies Corp.	363,028	0.1
3,568	@	Eagle Pharmaceuticals, Inc./DE	316,375	0.1
15,162		Emergent Biosolutions, Inc.	606,632	0.1
7,373	@	Enanta Pharmaceuticals, Inc.	243,456	0.0
23,200	@,L	Endocyte, Inc.	93,032	0.0
31,729	@	Endologix, Inc.	314,117	0.1
21,922		Ensign Group, Inc.	496,095	0.1
13,531	@,L	Epizyme, Inc.	216,767	0.0
6,342		Esperion Therapeutics, Inc.	141,173	0.0
41,805	@,L	Exact Sciences Corp.	385,860	0.1
7,368	@	Exactech, Inc.	133,729	0.0
17,802	@	ExamWorks Group, Inc.	473,533	0.1
97,358	@,L	Exelixis, Inc.	549,099	0.1
20,691	@	FibroGen, Inc.	630,455	0.1
9,662	@	FivePrime Therapeutics, Inc.	400,973	0.1
7,408	@	Flexion Therapeutics, Inc.	142,752	0.0
15,882	@	Fluidigm Corp.	171,684	0.0
11,000	@	Foamix Pharmaceuticals Ltd.	89,210	0.0
4,667	@,L	Foundation Medicine, Inc.	98,287	0.0
5,252	@	Furiex Pharmaceuticals, Inc. - CVR	–	–
72,730	@,L	Galena Biopharma, Inc.	106,913	0.0
22,809	@	GenMark Diagnostics, Inc.	176,998	0.0
10,254	@	Genocea Biosciences, Inc.	54,039	0.0
7,278	@,L	Genomic Health, Inc.	256,186	0.0
70,915	@,L	Geron Corp.	343,229	0.1
25,706	@	Globus Medical Inc	715,141	0.1
11,724		Greatbatch, Inc.	615,510	0.1
22,321	@	Haemonetics Corp.	719,629	0.1
47,571		Halozyme Therapeutics, Inc.	824,405	0.1
17,831	@	Halyard Health, Inc.	595,734	0.1
17,968	@	Hanger Orthopedic Group, Inc.	295,574	0.1
15,223	@	HealthEquity, Inc.	381,641	0.1
38,828		Healthsouth Corp.	1,351,603	0.2
11,193	@	HealthStream, Inc.	246,246	0.0
18,240	@	Healthways, Inc.	234,749	0.0
7,296	@	HeartWare International, Inc.	367,718	0.1

See Accompanying Notes to Financial Statements

78

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: (continued)
13,211	@,L	Heron Therapeutics, Inc.	352,734	0.1
2,727	@	Heska Corp.	105,480	0.0
40,388	@	HMS Holdings Corp.	498,388	0.1
5,705	@	ICU Medical, Inc.	643,410	0.1
38,826	@,L	Idera Pharmaceuticals, Inc.	119,972	0.0
9,907	@,L	Ignyta, Inc.	132,754	0.0
5,834	@	Immune Design Corp.	117,147	0.0
40,961	@,L	Immunogen, Inc.	555,841	0.1
61,662	@,L	Immunomedics, Inc.	189,302	0.0
31,448		Impax Laboratories, Inc.	1,344,716	0.2
5,233	@	INC Research Holdings, Inc.	253,853	0.0
24,497	@,L	Infinity Pharmaceuticals, Inc.	192,301	0.0
6,693	@	Inogen, Inc.	268,322	0.0
27,603	@,L	Inovio Pharmaceuticals, Inc.	185,492	0.0
25,110	@	Insulet Corp.	949,409	0.1
9,732	L	Insys Therapeutics, Inc.	278,627	0.0
11,205		Integra LifeSciences Holdings Corp.	759,475	0.1
7,029	@	Intersect ENT, Inc.	158,152	0.0
9,749	@	Intra-Cellular Therapies, Inc.	524,399	0.1
15,623		Invacare Corp.	271,684	0.0
14,550	L	InVivo Therapeutics Holdings Corp.	104,760	0.0
56,535	@	Ironwood Pharmaceuticals, Inc.	655,241	0.1
7,234	@	K2M Group Holdings, Inc.	142,799	0.0
10,564	@	Karyopharm Therapeutics, Inc.	139,973	0.0
41,799	@,L	Keryx Biopharmaceuticals, Inc.	211,085	0.0
35,799		Kindred Healthcare, Inc.	426,366	0.1
12,647	@	Kite Pharma, Inc.	779,308	0.1
6,082	@,L	La Jolla Pharmaceutical Co.	164,214	0.0
5,567		Landauer, Inc.	183,266	0.0
11,177	@,L	Lannett Co., Inc.	448,421	0.1
9,697	@	LDR Holding Corp.	243,492	0.0
19,885	@,L	Lexicon Pharmaceuticals, Inc.	264,669	0.0
5,823	@	LHC Group, Inc.	263,724	0.0
7,951	@,L	Ligand Pharmaceuticals, Inc.	862,047	0.1
23,984	@,L	Lion Biotechnologies, Inc.	185,156	0.0
19,017	@,L	LivaNova PLC	1,129,039	0.2
20,575		Luminex Corp.	440,099	0.1
12,797	@	MacroGenics, Inc.	396,323	0.1
12,347	@	Magellan Health Services, Inc.	761,316	0.1
108,006	@,L	MannKind Corp.	156,609	0.0
19,666		Masimo Corp.	816,336	0.1
27,794	@	MedAssets, Inc.	859,946	0.1
8,612	@	Medgenics, Inc.	51,844	0.0
28,063		Medicines Co.	1,047,872	0.2
24,335	@	Medidata Solutions, Inc.	1,199,472	0.2
21,377		Meridian Bioscience, Inc.	438,656	0.1
17,038	@	Merit Medical Systems, Inc.	316,736	0.1
50,986	@,L	Merrimack Pharmaceuticals, Inc.	402,789	0.1
50,152	@,L	MiMedx Group Inc.	469,924	0.1
5,184	@	Mirati Therapeutics, Inc.	163,814	0.0
16,170		Molina Healthcare, Inc.	972,302	0.1
26,950	@	Momenta Pharmaceuticals, Inc.	399,938	0.1
29,890	@,L	Myriad Genetics, Inc.	1,290,052	0.2
5,070		National Healthcare Corp.	312,819	0.1
15,508	@	Natus Medical, Inc.	745,159	0.1
83,382	@	Navidea Biopharmaceuticals, Inc.	110,898	0.0
58,848	@,L	Nektar Therapeutics	991,589	0.1
17,282	@	Neogen Corp.	976,779	0.1
25,412	@	NeoGenomics, Inc.	199,992	0.0
36,805	@	Neurocrine Biosciences, Inc.	2,082,059	0.3
6,493	@	Nevro Corp.	438,342	0.1
9,355	@,L	NewLink Genetics Corp.	340,428	0.1
20,180	@,L	Northwest Biotherapeutics, Inc.	64,576	0.0
116,631	@,L	Novavax, Inc.	978,534	0.1
20,850		NuVasive, Inc.	1,128,194	0.2
30,044	@	NxStage Medical, Inc.	658,264	0.1
22,472	@	Ocata Therapeutics, Inc.	189,214	0.0
6,877	@,L	Ocular Therapeutix, Inc.	64,437	0.0
15,996	@,L	Omeros Corp.	251,617	0.0
17,420	@	Omnicell, Inc.	541,414	0.1
8,652	@,L	OncoMed Pharmaceuticals, Inc.	195,016	0.0
45,026	@	Oncothyreon, Inc.	99,958	0.0
10,012	@	Ophthotech Corp.	786,242	0.1
35,261	@	OraSure Technologies, Inc.	227,081	0.0
41,930	@,L	Orexigen Therapeutics, Inc.	72,120	0.0
43,807	@,L	Organovo Holdings, Inc.	109,079	0.0
8,878	@	Orthofix International NV	348,106	0.1
9,459	L	Osiris Therapeutics, Inc.	98,184	0.0
6,931	@	Otonomy, Inc.	192,335	0.0
11,506	@,L	OvaScience, Inc.	112,414	0.0
24,579	@	Owens & Minor, Inc.	884,352	0.1
9,000	@	Oxford Immunotec Global PLC	103,500	0.0
38,043	@	Pacific Biosciences of California, Inc.	499,505	0.1
16,240		Pacira Pharmaceuticals, Inc./DE	1,247,070	0.2
6,658	@	Paratek Pharmaceuticals, Inc.	126,302	0.0
23,447	@	Parexel International Corp.	1,597,210	0.2
71,377		PDL BioPharma, Inc.	252,675	0.0
134,571	@	Peregrine Pharmaceuticals, Inc.	157,448	0.0
23,943	@	Pernix Therapeutics Holdings, Inc.	70,632	0.0
9,254	@	Pfenex, Inc.	114,565	0.0
15,364	@	PharMerica Corp.	537,740	0.1
7,291		Phibro Animal Health Corp.	219,678	0.0
19,630	@	Portola Pharmaceuticals, Inc.	1,009,964	0.1
13,462	@,L	Pozen, Inc.	91,945	0.0
9,166	@	PRA Health Sciences, Inc.	414,945	0.1
31,737	@	Progenics Pharmaceuticals, Inc.	194,548	0.0

See Accompanying Notes to Financial Statements

79

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: (continued)
13,578	@	Prothena Corp. PLC	924,798	0.1
6,813	@	Providence Service Corp.	319,666	0.1
14,593	@,L	PTC Therapeutics, Inc.	472,813	0.1
20,850		Quality Systems, Inc.	336,102	0.1
13,264	@	Quidel Corp.	281,197	0.1
13,869	@	Radius Health, Inc.	853,498	0.1
18,180	@	RadNet, Inc.	112,352	0.0
34,367	@	Raptor Pharmaceutical Corp.	178,708	0.0
13,377	@,L	Regulus Therapeutics, Inc.	116,647	0.0
13,445	L	Relypsa, Inc.	381,031	0.1
14,286	@	Repligen Corp.	404,151	0.1
14,866	@,L	Retrophin, Inc.	286,765	0.1
5,920	@	Revance Therapeutics, Inc.	202,227	0.0
41,161	@	Rigel Pharmaceuticals, Inc.	124,718	0.0
24,337	@	Rockwell Medical Technologies, Inc.	249,211	0.0
35,891	@	RTI Biologics, Inc.	142,487	0.0
5,616	@	Sage Therapeutics, Inc.	327,413	0.1
10,505		Sagent Pharmaceuticals, Inc.	167,135	0.0
30,539	@	Sangamo Biosciences, Inc.	278,821	0.0
18,231	@,L	Sarepta Therapeutics, Inc.	703,352	0.1
27,703	@	Sciclone Pharmaceuticals, Inc.	254,868	0.0
4,276	@	SeaSpine Holdings Corp.	73,462	0.0
40,668		Select Medical Holdings Corp.	484,356	0.1
73,356	@,L	Sequenom, Inc.	120,304	0.0
14,911	@,L	Sorrento Therapeutics, Inc.	129,875	0.0
3,010	@,L	Spark Therapeutics Inc.	136,383	0.0
19,487	@,L	Spectranetics Corp.	293,474	0.1
32,791	@	Spectrum Pharmaceuticals, Inc.	197,730	0.0
18,835	@,L	Staar Surgical Co.	134,482	0.0
8,376	@	Stemline Therapeutics Inc.	52,853	0.0
36,536		STERIS PLC	2,752,622	0.4
10,934	@	Sucampo Pharmaceuticals, Inc.	189,049	0.0
15,949	@	Supernus Pharmaceuticals, Inc.	214,355	0.0
7,022		Surgical Care Affiliates, Inc.	279,546	0.0
8,943	@	SurModics, Inc.	181,275	0.0
45,718	@,L	Synergy Pharmaceuticals, Inc.	259,221	0.0
31,104	@	Team Health Holdings, Inc.	1,365,155	0.2
16,612	@,L	Teligent, Inc.	147,847	0.0
9,599	@	Tesaro, Inc.	502,220	0.1
17,479	@,L	Tetraphase Pharmaceuticals, Inc.	175,314	0.0
14,870	@,L	TG Therapeutics, Inc.	177,399	0.0
57,548	@	TherapeuticsMD, Inc.	596,773	0.1
12,422	@,L	Theravance Biopharma, Inc.	203,597	0.0
38,128	L	Theravance, Inc.	401,869	0.1
42,200	@	Threshold Pharmaceuticals, Inc.	20,252	0.0
14,492	@	Trevena, Inc.	152,166	0.0
12,570	@	Triple-S Management Corp.	300,549	0.1
42,590	@	Trius Therapeutics, Inc. - CVR	–	–
13,104	@	Trovagene, Inc.	70,762	0.0
16,514	@	Ultragenyx Pharmaceutical, Inc.	1,852,541	0.3
38,135	@,L	Unilife Corp.	18,881	0.0
25,820		Universal American Corp./NY	180,740	0.0
3,240		US Physical Therapy, Inc.	173,923	0.0
18,817	@	Vanda Pharmaceuticals, Inc.	175,186	0.0
9,821	@	Vascular Solutions, Inc.	337,744	0.1
9,039	@,L	Veracyte, Inc.	65,081	0.0
15,744	@	Verastem, Inc.	29,284	0.0
11,866	@	Versartis, Inc.	147,020	0.0
6,474	@	Vitae Pharmaceuticals, Inc.	117,179	0.0
7,991	@,L	Vital Therapies, Inc.	92,056	0.0
41,027	@,L	Vivus, Inc.	41,848	0.0
14,164	@	Vocera Communications, Inc.	172,801	0.0
18,923	@	WellCare Health Plans, Inc.	1,479,968	0.2
30,140		West Pharmaceutical Services, Inc.	1,815,031	0.3
36,673	@	Wright Medical Group NV	886,753	0.1
13,945	@	Xencor, Inc.	203,876	0.0
30,042	@,L	Xenoport, Inc.	164,931	0.0
53,900	@,L	XOMA Corp.	71,687	0.0
7,573	@	Zafgen, Inc.	47,634	0.0
14,249	@,L	Zeltiq Aesthetics, Inc.	406,524	0.1
49,869	@,L	ZIOPHARM Oncology, Inc.	414,411	0.1
12,461		Zogenix, Inc.	183,675	0.0
			117,233,017	15.8

		Industrials: 12.1%
18,622		AAON, Inc.	432,403	0.1
17,701		AAR Corp.	465,359	0.1
22,399	@	ABM Industries, Inc.	637,700	0.1
23,813		Acacia Research - Acacia Technologies	102,158	0.0
54,856	@	ACCO Brands Corp.	391,123	0.1
12,357		Aceto Corp.	333,392	0.0
27,499	@	Actuant Corp.	658,876	0.1
13,106		Advanced Drainage Systems, Inc.	314,937	0.0
17,794	@	Advisory Board Co.	882,760	0.1
21,430	@	Aegion Corp.	413,813	0.1
31,734	@	Aerojet Rocketdyne Holdings, Inc.	496,954	0.1
9,760	@	Aerovironment, Inc.	287,627	0.0
32,822	@	Air Transport Services Group, Inc.	330,846	0.0
27,964		Aircastle Ltd.	584,168	0.1
5,200		Alamo Group, Inc.	270,920	0.0
13,398		Albany International Corp.	489,697	0.1
5,701	@	Allegiant Travel Co.	956,799	0.1
14,411		Altra Holdings, Inc.	361,428	0.1

See Accompanying Notes to Financial Statements

80

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
2,960	L	American Railcar Industries, Inc.	136,989	0.0
4,524		American Science & Engineering, Inc.	187,203	0.0
6,428	@	American Woodmark Corp.	514,111	0.1
12,792		Apogee Enterprises, Inc.	556,580	0.1
17,542		Applied Industrial Technologies, Inc.	710,276	0.1
12,727		ArcBest Corp.	272,231	0.0
7,371		Argan, Inc.	238,820	0.0
9,121		Astec Industries, Inc.	371,225	0.1
8,955		Astronics Corp.	364,558	0.1
11,464	@	Atlas Air Worldwide Holdings, Inc.	473,922	0.1
11,895		AZZ, Inc.	661,005	0.1
21,828		Barnes Group, Inc.	772,493	0.1
4,172		Barrett Business Services, Inc.	181,649	0.0
21,471		Beacon Roofing Supply, Inc.	884,176	0.1
18,987		Belden CDT, Inc.	905,300	0.1
32,450	@	Blount International, Inc.	318,334	0.0
11,441	@	BMC Stock Holdings, Inc.	191,637	0.0
21,546	@	Brady Corp.	495,127	0.1
19,509		Briggs & Stratton Corp.	337,506	0.0
21,758		Brink's Co.	627,936	0.1
22,467		Builders FirstSource, Inc.	248,934	0.0
11,800	@	CAI International, Inc.	118,944	0.0
26,407	@	CBIZ, Inc.	260,373	0.0
13,820		CEB, Inc.	848,410	0.1
13,670		Celadon Group, Inc.	135,196	0.0
14,283	@	Chart Industries, Inc.	256,523	0.0
8,312	@	CIRCOR International, Inc.	350,351	0.1
59,121	@	Civeo Corp.	83,952	0.0
19,045		Clarcor, Inc.	946,156	0.1
12,085		Columbus McKinnon Corp.	228,406	0.0
18,360		Comfort Systems USA, Inc.	521,791	0.1
12,853	@	Continental Building Products, Inc.	224,413	0.0
6,474	@	Covenant Transportation Group, Inc.	122,294	0.0
8,223		Cubic Corp.	388,537	0.1
19,794	@	Curtiss-Wright Corp.	1,355,889	0.2
19,779		Deluxe Corp.	1,078,747	0.1
33,249	@	DigitalGlobe, Inc.	520,679	0.1
13,513		Douglas Dynamics, Inc.	284,719	0.0
5,069	@	DXP Enterprises, Inc.	115,573	0.0
14,501		Dycom Industries, Inc.	1,014,490	0.1
12,508	@	Echo Global Logistics, Inc.	255,038	0.0
25,699	@	EMCOR Group, Inc.	1,234,580	0.2
10,592		Encore Wire Corp.	392,857	0.1
13,628	@,L	Enernoc, Inc.	52,468	0.0
19,136		EnerSys	1,070,276	0.1
8,320	@	Engility Holdings, Inc.	270,234	0.0
14,152		Ennis, Inc.	272,426	0.0
13,314	@,L	Enphase Energy, Inc.	46,732	0.0
10,689	@	EnPro Industries, Inc.	468,606	0.1
13,205		ESCO Technologies, Inc.	477,229	0.1
17,502		Essendant, Inc.	568,990	0.1
11,989	@	Esterline Technologies Corp.	971,109	0.1
13,127		Exponent, Inc.	655,694	0.1
29,294		Federal Signal Corp.	464,310	0.1
14,612		Forward Air Corp.	628,462	0.1
22,081		Franklin Electric Co., Inc.	596,849	0.1
17,715	@	FTI Consulting, Inc.	614,002	0.1
11,594	L	FuelCell Energy, Inc.	57,506	0.0
26,921	@	Furmanite Corp.	179,294	0.0
8,853		G&K Services, Inc.	556,854	0.1
30,020	@,L	Generac Holdings, Inc.	893,695	0.1
20,250		General Cable Corp.	271,957	0.0
16,839	@	Gibraltar Industries, Inc.	428,384	0.1
28,416	@,L	Golden Ocean Group Ltd.	30,405	0.0
9,134		Gorman-Rupp Co.	244,152	0.0
5,189		Graham Corp.	87,279	0.0
16,570		Granite Construction, Inc.	711,019	0.1
41,440	@	Great Lakes Dredge & Dock Corp.	164,102	0.0
11,363		Greenbrier Cos., Inc.	370,661	0.1
17,245		Griffon Corp.	306,961	0.0
16,013		H&E Equipment Services, Inc.	279,907	0.0
31,405		Harsco Corp.	247,471	0.0
20,737	@	Hawaiian Holdings, Inc.	732,638	0.1
8,082	@	HC2 Holdings, Inc.	42,754	0.0
30,277		Healthcare Services Group, Inc.	1,055,759	0.1
24,406		Heartland Express, Inc.	415,390	0.1
9,027		Heico Corp.	490,708	0.1
15,423		HEICO Corp.	758,812	0.1
11,963		Heidrick & Struggles International, Inc.	325,633	0.0
24,017		Herman Miller, Inc.	689,288	0.1
25,894		Hillenbrand, Inc.	767,239	0.1
19,418		HNI, Corp.	700,213	0.1
16,662		HUB Group, Inc.	549,013	0.1
10,086	@	Huron Consulting Group, Inc.	599,108	0.1
3,956		Hyster-Yale Materials Handling, Inc.	207,492	0.0
3,750		Hyster-Yale Materials Handling, Inc. - B shares	196,687	0.0
11,481	@	ICF International, Inc.	408,264	0.1
24,258	@	Innerworkings, Inc.	181,935	0.0
9,235		Insperity, Inc.	444,665	0.1
12,608		Insteel Industries, Inc.	263,759	0.0
28,821		Interface, Inc.	551,634	0.1
14,144		John Bean Technologies Corp.	704,796	0.1
6,844		Kadant, Inc.	277,935	0.0
13,130		Kaman Corp.	535,835	0.1
10,996		Kelly Services, Inc.	177,585	0.0
14,742	@,L	Keyw Holding Corp.	88,747	0.0
13,405		Kforce, Inc.	338,878	0.1
16,667		Kimball International, Inc.	162,837	0.0
19,685		KLX, Inc.	606,101	0.1
27,085		Knight Transportation, Inc.	656,270	0.1
23,389		Knoll, Inc.	439,713	0.1
21,640		Korn/Ferry International	718,015	0.1
25,749	@	Kratos Defense & Security Solutions, Inc.	105,571	0.0

See Accompanying Notes to Financial Statements

81

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
5,401		LB Foster Co.	73,778	0.0
6,009	@	Lindsay Manufacturing Co.	435,052	0.1
5,315	@	Lydall, Inc.	188,576	0.0
10,645		Marten Transport Ltd.	188,416	0.0
11,972	@	Masonite International Corp.	733,046	0.1
27,868	@	Mastec, Inc.	484,346	0.1
19,149		Matson, Inc.	816,322	0.1
14,316		Matthews International Corp.	765,190	0.1
13,467		McGrath Rentcorp	339,234	0.1
44,119	@	Meritor, Inc.	368,394	0.1
6,665		Miller Industries, Inc.	145,164	0.0
20,901		Mobile Mini, Inc.	650,648	0.1
16,863		Moog, Inc.	1,021,898	0.1
42,834	@	MRC Global, Inc.	552,559	0.1
13,227		MSA Safety, Inc.	574,978	0.1
22,692		Mueller Industries, Inc.	614,953	0.1
73,284	@	Mueller Water Products, Inc.	630,242	0.1
6,343		Multi-Color Corp.	379,375	0.1
13,078		MYR Group, Inc./Delaware	269,538	0.0
2,786		National Presto Industries, Inc.	230,848	0.0
27,020		Navigant Consulting, Inc.	433,941	0.1
42,187	@	Navios Maritime Holdings, Inc.	73,827	0.0
20,510	@,L	Navistar International Corp.	181,308	0.0
9,339	@	NCI Building Systems, Inc.	115,897	0.0
7,830		NN, Inc.	124,810	0.0
5,120	@	Nortek, Inc.	223,335	0.0
4,805	@	Northwest Pipe Co.	53,768	0.0
22,446		On Assignment, Inc.	1,008,948	0.1
14,724	@	Orion Marine Group, Inc.	61,399	0.0
4,259		Park-Ohio Holdings Corp.	156,646	0.0
4,855		Patrick Industries, Inc.	211,192	0.0
23,691	@	PGT, Inc.	269,840	0.0
73,600	@,L	Plug Power, Inc.	155,296	0.0
5,440		Powell Industries, Inc.	141,603	0.0
12,964	@	PowerSecure International, Inc.	195,108	0.0
18,117		Primoris Services Corp.	399,117	0.1
9,900	@	Proto Labs, Inc.	630,531	0.1
10,636		Quad/Graphics, Inc.	98,915	0.0
18,281		Quanex Building Products Corp.	381,159	0.1
23,778	@	Radiant Logistics, Inc.	81,559	0.0
17,535		Raven Industries, Inc.	273,546	0.0
10,827	@	RBC Bearings, Inc.	699,316	0.1
23,043	@	Republic Airways Holdings, Inc.	90,559	0.0
23,476	@	Resources Connection, Inc.	383,598	0.1
38,636	@	Rexnord Corp.	700,084	0.1
15,000	@	Roadrunner Transportation Systems, Inc.	141,450	0.0
20,600	@	RPX Corp.	226,600	0.0
17,130	@	Rush Enterprises, Inc. - Class A	374,976	0.1
10,528	@	Saia, Inc.	234,248	0.0
6,662		Scorpio Bulkers, Inc.	65,885	0.0
17,333		Simpson Manufacturing Co., Inc.	591,922	0.1
22,664		Skywest, Inc.	431,069	0.1
11,040	@	SP Plus Corp.	263,856	0.0
6,198		Standex International Corp.	515,364	0.1
32,297		Steelcase, Inc.	481,225	0.1
10,132		Sun Hydraulics Corp.	321,488	0.0
35,519	@	Swift Transportation Co.	490,873	0.1
15,174		TAL International Group, Inc.	241,267	0.0
23,737	@,L	Taser International, Inc.	410,413	0.1
10,462	@	Team, Inc.	334,366	0.0
14,230		Teledyne Technologies, Inc.	1,262,201	0.2
8,657		Tennant Co.	487,043	0.1
25,923	@	Tetra Tech, Inc.	674,516	0.1
9,409	L	Textainer Group Holdings Ltd.	132,761	0.0
17,256	@	Thermon Group Holdings, Inc.	291,972	0.0
21,964		Titan International, Inc.	86,538	0.0
10,091	@	Titan Machinery, Inc.	110,295	0.0
14,204	@	Trex Co., Inc.	540,320	0.1
19,721		Trimas Corp.	367,797	0.1
17,486	@	TriNet Group, Inc.	338,354	0.0
19,342		TrueBlue, Inc.	498,250	0.1
16,140	@	Tutor Perini Corp.	270,184	0.0
5,824	@	Unifirst Corp.	606,861	0.1
12,000	@	Univar, Inc.	204,120	0.0
8,402		Universal Forest Products, Inc.	574,445	0.1
10,848		US Ecology, Inc.	395,301	0.1
42,645	@	UTI Worldwide, Inc.	299,794	0.0
4,667	@	Vectrus, Inc.	97,494	0.0
4,212	@	Veritiv Corp.	152,559	0.0
13,677	@	Viad Corp.	386,102	0.1
9,600	@,L	Virgin America, Inc.	345,696	0.1
2,425		VSE Corp.	150,786	0.0
33,158	@	Wabash National Corp.	392,259	0.1
15,843	@	WageWorks, Inc.	718,797	0.1
11,429		Watts Water Technologies, Inc.	567,678	0.1
17,372		Werner Enterprises, Inc.	406,331	0.1
20,633	@	Wesco Aircraft Holdings, Inc.	246,977	0.0
18,371		West Corp.	396,262	0.1
27,367		Woodward, Inc.	1,359,045	0.2
30,515	@,L	XPO Logistics, Inc.	831,534	0.1
14,568	@	YRC Worldwide, Inc.	206,574	0.0
			89,910,905	12.1

		Information Technology: 17.2%
18,832	@	A10 Networks, Inc.	123,538	0.0
50,525	@	ACI Worldwide, Inc.	1,081,235	0.2
34,676	@	Acxiom Corp.	725,422	0.1
26,711		Adtran, Inc.	459,963	0.1
18,567	@	Advanced Energy Industries, Inc.	524,146	0.1
265,780	@,L	Advanced Micro Devices, Inc.	762,789	0.1
14,337	@,L	Aerohive Networks, Inc.	73,262	0.0
10,559	@	Agilysys, Inc.	105,484	0.0
13,498	@,L	Ambarella Inc	752,379	0.1
17,861		American Software, Inc.	181,825	0.0
31,120	@	Amkor Technology, Inc.	189,210	0.0

See Accompanying Notes to Financial Statements

82

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
19,423	@,L	Angie's List, Inc.	181,605	0.0
11,426	@	Anixter International, Inc.	690,016	0.1
37,036	@	Applied Micro Circuits Corp.	235,919	0.0
9,348	@	Applied Optoelectronics, Inc.	160,412	0.0
36,133	@	Aspen Technology, Inc.	1,364,382	0.2
15,775	@	AVG Technologies	316,289	0.0
16,483	@,L	Avid Technology, Inc.	120,161	0.0
5,446		AVX Corp.	66,114	0.0
7,838		Badger Meter, Inc.	459,228	0.1
29,611	@	Bankrate, Inc.	393,826	0.1
33,605	@	Bazaarvoice, Inc.	147,190	0.0
21,411	@	Benchmark Electronics, Inc.	442,565	0.1
3,778	@	Benefitfocus, Inc.	137,481	0.0
10,080		Black Box Corp.	96,062	0.0
20,716		Blackbaud, Inc.	1,364,356	0.2
23,303	@	Blackhawk Network Holdings, Inc.	1,030,226	0.1
19,329	@	Blucora, Inc.	189,424	0.0
17,861		Bottomline Technologies de, Inc.	531,008	0.1
18,467	@	Brightcove, Inc.	114,495	0.0
13,368	@	BroadSoft, Inc.	472,692	0.1
31,276		Brooks Automation, Inc.	334,028	0.1
12,377	@	Cabot Microelectronics Corp.	541,865	0.1
9,694		CACI International, Inc.	899,409	0.1
17,355	@	CalAmp Corp.	345,885	0.1
26,837	@	Calix, Inc.	211,207	0.0
25,602	@	Callidus Software, Inc.	475,429	0.1
19,742	@	Cardtronics, Inc.	664,318	0.1
7,023		Cass Information Systems, Inc.	361,404	0.1
23,054	@	Cavium, Inc.	1,514,878	0.2
12,961	@	Ceva, Inc.	302,769	0.0
9,253	@	ChannelAdvisor Corp.	128,154	0.0
22,938		Checkpoint Systems, Inc.	143,821	0.0
36,255	@,L	Chegg, Inc.	243,996	0.0
57,255	@	Ciber, Inc.	200,965	0.0
51,075	@	Ciena Corp.	1,056,742	0.1
14,173	@,L	Cimpress NV	1,149,997	0.2
26,992	@	Cirrus Logic, Inc.	797,074	0.1
10,866		Coherent, Inc.	707,485	0.1
15,820		Cohu, Inc.	190,947	0.0
19,354	@	Commvault Systems, Inc.	761,580	0.1
15,849	@	comScore, Inc.	652,186	0.1
7,024		Comtech Telecommunications	141,112	0.0
14,771	@	Constant Contact, Inc.	431,904	0.1
41,344		Convergys Corp.	1,029,052	0.1
23,943	@	Cornerstone OnDemand, Inc.	826,752	0.1
18,521	@	Cray, Inc.	601,006	0.1
14,952		CSG Systems International	537,973	0.1
18,501		CTS Corp.	326,358	0.0
9,718	@	Cvent, Inc.	339,255	0.1
20,462		Daktronics, Inc.	178,429	0.0
14,530	@,L	Demandware, Inc.	784,184	0.1
24,067		Diebold, Inc.	724,176	0.1
3,767	@,L	Digimarc Corp.	137,533	0.0
32,568	@	Digital Turbine, Inc.	43,315	0.0
16,484	@	Diodes, Inc.	378,802	0.1
14,999	@	DSP Group, Inc.	141,591	0.0
9,798	@	DTS, Inc.	221,239	0.0
51,413		EarthLink Holdings Corp.	381,999	0.1
12,376	L	Ebix, Inc.	405,809	0.1
11,030		Electro Rent Corp.	101,476	0.0
20,105	@	Electronics for Imaging, Inc.	939,708	0.1
12,816	@	Ellie Mae, Inc.	771,908	0.1
25,983	@,L	Endurance International Group Holdings, Inc.	283,994	0.0
63,351	@	Entegris, Inc.	840,668	0.1
20,832	@	EPAM Systems, Inc.	1,637,812	0.2
18,265		EPIQ Systems, Inc.	238,724	0.0
2,939		ePlus, Inc.	274,091	0.0
22,354	@	Euronet Worldwide, Inc.	1,619,100	0.2
37,194	@	Everi Holdings, Inc.	163,282	0.0
26,669		EVERTEC, Inc.	446,439	0.1
19,590	@	Exar Corp.	120,087	0.0
15,661	@	ExlService Holdings, Inc.	703,649	0.1
48,110	@	Extreme Networks, Inc.	196,289	0.0
17,311	@	Fabrinet	412,348	0.1
13,304		Fair Isaac Corp.	1,252,971	0.2
46,654	@	Fairchild Semiconductor International, Inc.	966,204	0.1
8,467		Faro Technologies, Inc.	249,946	0.0
17,437		FEI Co.	1,391,298	0.2
45,616	@	Finisar Corp.	663,257	0.1
16,915	@	FleetMatics Group PLC	859,113	0.1
28,489	@	Formfactor, Inc.	256,401	0.0
7,518		Forrester Research, Inc.	214,113	0.0
12,501	@	Gigamon, Inc.	332,152	0.1
20,388	@,L	Global Eagle Entertainment, Inc.	201,230	0.0
7,696	@	Globant SA	288,677	0.0
47,783	@,L	Glu Mobile, Inc.	116,113	0.0
25,314	@,L	Gogo, Inc.	450,589	0.1
32,662	@,L	GrubHub, Inc.	790,420	0.1
24,636	@	GSI Group, Inc.	335,542	0.1
11,596	@	GTT Communications, Inc.	197,828	0.0
29,564	@	Guidewire Software, Inc.	1,778,570	0.2
49,490		Harmonic, Inc.	201,424	0.0
15,825		Heartland Payment Systems, Inc.	1,500,526	0.2
7,969	@	HubSpot, Inc.	448,734	0.1
25,606		II-VI, Inc.	475,247	0.1
17,717	@	Immersion Corp.	206,580	0.0
11,354	@	Imperva, Inc.	718,822	0.1
57,530	@,L	Infinera Corp.	1,042,444	0.1
25,394	@	Infoblox, Inc.	466,996	0.1
17,583	@	Inphi Corp.	475,093	0.1
18,921		Insight Enterprises, Inc.	475,296	0.1
61,581	@	Integrated Device Technology, Inc.	1,622,659	0.2
7,784	@	Interactive Intelligence Group	244,573	0.0
15,676		InterDigital, Inc.	768,751	0.1
35,667	@	Internap Network Services Corp.	228,269	0.0
49,915		Intersil Corp.	636,915	0.1
20,961	@	IntraLinks Holdings, Inc.	190,116	0.0
30,648	@,L	InvenSense, Inc.	313,529	0.0
15,924	@	Itron, Inc.	576,130	0.1
27,015	@	Ixia	335,796	0.1
10,843		IXYS Corp.	136,947	0.0
20,274		j2 Global, Inc.	1,668,956	0.2

See Accompanying Notes to Financial Statements

83

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
30,833	@,L	Jive Software, Inc.	125,799	0.0
12,744	@	Kimball Electronics, Inc.	140,057	0.0
36,782	@	Knowles Corp.	490,304	0.1
34,554	@	Kopin Corp.	93,987	0.0
52,589	@	Lattice Semiconductor Corp.	340,251	0.1
37,445	@	Lionbridge Technologies	183,855	0.0
11,166		Liquidity Services, Inc.	72,579	0.0
9,313	@	Littelfuse, Inc.	996,584	0.1
31,696	@	LivePerson, Inc.	213,948	0.0
10,865	@	LogMeIn, Inc.	729,041	0.1
5,282	@	Loral Space & Communications, Inc.	215,030	0.0
7,792	@	Luxoft Holding, Inc.	600,997	0.1
8,991	@	M/A-COM Technology Solutions Holdings, Inc.	367,642	0.1
31,679	@	Manhattan Associates, Inc.	2,096,199	0.3
10,700		Mantech International Corp.	323,568	0.0
20,566		Marchex, Inc.	80,002	0.0
22,658	@	Marin Software, Inc.	81,116	0.0
14,056	@	Marketo, Inc.	403,548	0.1
36,683	@	Mattson Technology, Inc.	129,491	0.0
28,398		MAXIMUS, Inc.	1,597,387	0.2
21,878	@	MaxLinear, Inc.	322,263	0.0
40,382		Mentor Graphics Corp.	743,836	0.1
21,849	@	Mercury Computer Systems, Inc.	401,148	0.1
16,412		Methode Electronics, Inc.	522,394	0.1
40,209		Microsemi Corp.	1,310,411	0.2
3,868	@	MicroStrategy, Inc.	693,494	0.1
22,432	@	MKS Instruments, Inc.	807,552	0.1
19,907	@,L	MobileIron, Inc.	71,864	0.0
13,048	@	Model N, Inc.	145,616	0.0
12,316	@	MoneyGram International, Inc.	77,221	0.0
15,767		Monolithic Power Systems, Inc.	1,004,516	0.1
20,019		Monotype Imaging Holdings, Inc.	473,249	0.1
43,061	@	Monster Worldwide, Inc.	246,740	0.0
7,644		MTS Systems Corp.	484,706	0.1
13,720	@	NeoPhotonics Corp.	148,999	0.0
14,834		Netgear, Inc.	621,693	0.1
38,487	@	Netscout Systems, Inc.	1,181,551	0.2
24,149	L	NeuStar, Inc.	578,852	0.1
19,213	@	Newport Corp.	304,910	0.0
30,700		NIC, Inc.	604,176	0.1
21,799	@,L	Nimble Storage, Inc.	200,551	0.0
3,107		NVE Corp.	174,551	0.0
45,463	@	Oclaro, Inc.	158,211	0.0
25,401	@	Omnivision Technologies, Inc.	737,137	0.1
12,884	@,L	OPOWER, Inc.	136,055	0.0
8,263	@	OSI Systems, Inc.	732,598	0.1
11,510		Park Electrochemical Corp.	173,341	0.0
13,350	@	Paycom Software, Inc.	502,360	0.1
6,500	@	Paylocity Holding Corp.	263,575	0.0
18,763	@	PDF Solutions, Inc.	203,391	0.0
17,000		Pegasystems, Inc.	467,500	0.1
19,816		Perficient, Inc.	339,250	0.1
41,499	@	Photronics, Inc.	516,663	0.1
14,466		Plantronics, Inc.	685,978	0.1
14,667		Plexus Corp.	512,172	0.1
65,101	@	PMC - Sierra, Inc.	756,474	0.1
54,980		Polycom, Inc.	692,198	0.1
12,494	@	Power Integrations, Inc.	607,583	0.1
22,189	@	Progress Software Corp.	532,536	0.1
17,381	@	Proofpoint, Inc.	1,129,939	0.2
11,409	@	PROS Holdings, Inc.	262,863	0.0
12,356	@,L	Pure Storage, Inc.	192,383	0.0
9,093	@	Q2 Holdings, Inc.	239,782	0.0
38,657	@	QLIK Technologies, Inc.	1,223,881	0.2
38,696	@	QLogic Corp.	472,091	0.1
10,888	@	Qualys, Inc.	360,284	0.1
104,707	@	Quantum Corp.	97,378	0.0
24,364	@	QuinStreet, Inc.	104,522	0.0
26,107	@,L	Quotient Technology, Inc.	178,050	0.0
50,955	@	Rambus, Inc.	590,568	0.1
23,401	@	RealD, Inc.	246,881	0.0
22,849	@	RealPage, Inc.	512,960	0.1
14,526	@,L	Rocket Fuel, Inc.	50,696	0.0
13,716	@	Rofin-Sinar Technologies, Inc.	367,314	0.1
8,459	@	Rogers Corp.	436,231	0.1
34,629	@	Rovi Corp.	576,919	0.1
12,630	@	Rubicon Project, Inc.	207,763	0.0
31,840	@	Ruckus Wireless, Inc.	341,006	0.1
17,030		Rudolph Technologies, Inc.	242,167	0.0
35,150		Sanmina Corp.	723,387	0.1
13,034	@	Scansource, Inc.	419,955	0.1
18,958		Science Applications International Corp.	867,897	0.1
17,764	@	SciQuest, Inc.	230,399	0.0
21,000	@	Seachange Intl., Inc.	141,540	0.0
27,866	@	Semtech Corp.	527,225	0.1
29,852	@	ServiceSource International, Inc.	137,618	0.0
37,798	@	ShoreTel, Inc.	334,512	0.1
15,638	@	Sigma Designs, Inc.	98,832	0.0
19,775	@	Silicon Graphics International Corp.	116,673	0.0
17,053	@	Silicon Laboratories, Inc.	827,753	0.1
17,030	@	Silver Spring Networks, Inc.	245,402	0.0
27,357		Sonus Networks, Inc.	195,055	0.0
7,624	@	SPS Commerce, Inc.	535,281	0.1
6,482	@	Stamps.com, Inc.	710,492	0.1
21,499	@,L	Stratasys Ltd.	504,797	0.1
16,108	@	Super Micro Computer, Inc.	394,807	0.1
18,710	@	SYKES Enterprises, Inc.	575,894	0.1
15,407	@	Synaptics, Inc.	1,237,798	0.2
15,400		Synchronoss Technologies, Inc.	542,542	0.1
11,601	@	SYNNEX Corp.	1,043,278	0.1
13,972	@	Syntel, Inc.	632,233	0.1
34,966		Take-Two Interactive Software, Inc.	1,218,215	0.2
21,033	@	Tangoe, Inc.	176,467	0.0
13,729		Tech Data Corp.	911,331	0.1
10,161		TeleTech Holdings, Inc.	283,594	0.0
23,085		Tessera Technologies, Inc.	692,781	0.1
9,453	@,L	Textura Corp.	203,996	0.0
48,305	@	Tivo, Inc.	416,872	0.1
24,457	@,L	TrueCar, Inc.	233,320	0.0
28,434	@	TTM Technologies, Inc.	185,105	0.0

See Accompanying Notes to Financial Statements

84

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
6,496	@	TubeMogul, Inc.	88,346	0.0
14,291	@	Tyler Technologies, Inc.	2,491,207	0.3
13,345	@	Ubiquiti Networks, Inc.	422,903	0.1
13,845	@	Ultratech, Inc.	274,408	0.0
22,868	@	Unisys Corp.	252,691	0.0
17,999	@	Universal Display Corp.	979,866	0.1
12,950	@,L	Vasco Data Security Intl.	216,654	0.0
18,256		Veeco Instruments, Inc.	375,343	0.1
25,344	@	Verint Systems, Inc.	1,027,953	0.1
18,435	@	Viasat, Inc.	1,124,719	0.2
50,331	@,L	Violin Memory, Inc.	45,303	0.0
26,200	@,L	VirnetX Holding Corp.	67,334	0.0
13,866	@	Virtusa Corp.	573,220	0.1
42,814		Vishay Intertechnology, Inc.	515,909	0.1
7,452	@	Vishay Precision Group, Inc.	84,357	0.0
20,031	@	Web.com Group, Inc.	400,820	0.1
16,830	@	WebMD Health Corp.	812,889	0.1
7,076	@,L	Wix.com Ltd.	160,979	0.0
27,579	@	Xcerra Corp.	166,853	0.0
19,390	@	XO Group, Inc.	311,403	0.0
13,293	@	Xura, Inc.	326,742	0.1
23,045	@	Zendesk, Inc.	609,310	0.1
39,724	@	Zix Corp.	201,798	0.0
			127,783,570	17.2

		Materials: 3.6%
13,872		A Schulman, Inc.	425,038	0.1
2,058	@	AEP Industries, Inc.	158,775	0.0
86,756	@,L	AK Steel Holding Corp.	194,333	0.0
13,761		American Vanguard Corp.	192,792	0.0
31,488		Axiall Corp.	484,915	0.1
13,626		Balchem Corp.	828,461	0.1
49,584	@	Berry Plastics Group, Inc.	1,793,949	0.2
15,765	@	Boise Cascade Co.	402,480	0.1
27,819		Calgon Carbon Corp.	479,878	0.1
19,879		Carpenter Technology Corp.	601,737	0.1
18,984		Century Aluminum Co.	83,909	0.0
29,805	@	Chemtura Corp.	812,782	0.1
9,140	@	Clearwater Paper Corp.	416,144	0.1
61,763	L	Cliffs Natural Resources, Inc.	97,586	0.0
56,841	@,L	Coeur d'Alene Mines Corp.	140,966	0.0
46,723		Commercial Metals Co.	639,638	0.1
3,642	@	Core Molding Technologies, Inc.	46,727	0.0
6,339		Deltic Timber Corp.	373,177	0.1
33,835	@	Ferro Corp.	376,245	0.1
30,512	@	Ferroglobe PLC	328,004	0.1
24,838	@,L	Flotek Industries, Inc.	284,147	0.0
9,176	@	Greif, Inc. - Class A	282,713	0.0
6,410		Hawkins, Inc.	229,286	0.0
6,644		Haynes International, Inc.	243,768	0.0
20,817		HB Fuller Co.	759,196	0.1
34,932	@	Headwaters, Inc.	589,303	0.1
189,828		Hecla Mining Co.	358,775	0.1
32,120	@,L	Horsehead Holding Corp.	65,846	0.0
9,882		Innophos Holdings, Inc.	286,380	0.0
9,913		Innospec, Inc.	538,375	0.1
22,148	@	Intrepid Potash, Inc.	65,337	0.0
6,984		Kaiser Aluminum Corp.	584,281	0.1
36,502		KapStone Paper and Packaging Corp.	824,580	0.1
5,755		KMG Chemicals, Inc.	132,480	0.0
9,399		Koppers Holdings, Inc.	171,532	0.0
16,893	@	Kraton Performance Polymers, Inc.	280,593	0.0
20,076	@	Landec Corp.	237,499	0.0
59,324	@,L	Louisiana-Pacific Corp.	1,068,425	0.1
11,370	@,L	LSB Industries, Inc.	82,432	0.0
8,875		Materion Corp.	248,500	0.0
15,240		Minerals Technologies, Inc.	698,906	0.1
12,057		Myers Industries, Inc.	160,599	0.0
7,502	@	Neenah Paper, Inc.	468,350	0.1
70,581		Olin Corp.	1,218,228	0.2
28,112	@	Omnova Solutions, Inc.	172,327	0.0
18,379		PH Glatfelter Co.	338,909	0.1
38,001		PolyOne Corp.	1,206,912	0.2
5,802		Quaker Chemical Corp.	448,263	0.1
20,779		Rayonier Advanced Materials, Inc.	203,426	0.0
10,906	@	Real Industry, Inc.	87,575	0.0
11,870		Rentech, Inc.	41,782	0.0
13,661		Schnitzer Steel Industries, Inc.	196,309	0.0
13,909		Schweitzer-Mauduit International, Inc.	584,039	0.1
20,927	@,L	Senomyx, Inc.	78,895	0.0
19,417		Sensient Technologies Corp.	1,219,776	0.2
7,849		Stepan Co.	390,017	0.1
55,703	@	Stillwater Mining Co	477,375	0.1
3,622		Summit Materials, Inc.	72,585	0.0
36,627		SunCoke Energy, Inc.	127,096	0.0
17,066		TimkenSteel Corp.	143,013	0.0
13,047		Tredegar Corp.	177,700	0.0
29,247	@,L	Tronox Ltd. - CL A	114,356	0.0
7,926	@	US Concrete Inc.	417,383	0.1
25,637		Wausau Paper Corp.	262,266	0.0
21,222	@	Worthington Industries, Inc.	639,631	0.1
14,979	@	Zagg, Inc.	163,870	0.0
			26,320,572	3.6

		Telecommunication Services: 1.0%
44,046	@	8x8, Inc.	504,327	0.1
4,425	@	Atlantic Tele-Network, Inc.	346,168	0.1
18,949	@	Boingo Wireless, Inc.	125,442	0.0
117,413	@	Cincinnati Bell, Inc.	422,687	0.1
21,607		Cogent Communications Group, Inc.	749,547	0.1
21,100		Consolidated Communications Holdings, Inc.	442,045	0.1
12,379	@	Fairpoint Communications, Inc.	198,930	0.0
23,224	@	General Communication, Inc.	459,371	0.1
206,387	@	Globalstar, Inc.	297,197	0.0
30,613	@	inContact, Inc.	292,048	0.0
14,556		Inteliquent, Inc.	258,660	0.0
12,181	@,L	Intelsat SA	50,673	0.0
38,208	@	Iridium Communications, Inc.	321,329	0.1

See Accompanying Notes to Financial Statements

85

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Telecommunication Services: (continued)
40,289	@	Leap Wireless International, Inc. - CVR	106,766	0.0
11,903		Lumos Networks Corp.	133,314	0.0
5,646	@	pdvWireless, Inc.	155,265	0.0
112,006	@	Pendrell Corp.	56,126	0.0
6,386		Reis, Inc.	151,540	0.0
21,745	@	RingCentral, Inc.	512,747	0.1
11,567		Shenandoah Telecom Co.	497,959	0.1
13,328		Spok Holdings, Inc.	244,169	0.0
3,790	@,L	Straight Path Communications, Inc.	64,961	0.0
84,317	@	Vonage Holdings Corp.	483,980	0.1
39,462	L	Windstream Holdings, Inc.	254,135	0.0
			7,129,386	1.0

		Utilities: 3.6%
20,326	L	Abengoa Yield PLC	392,089	0.1
18,860		Allete, Inc.	958,654	0.1
18,656		American States Water Co.	782,619	0.1
65,637		Atlantic Power Corp.	129,305	0.0
28,900		Avista Corp.	1,022,193	0.1
20,796		Black Hills Corp.	965,558	0.1
22,615		California Water Service Group	526,251	0.1
5,820		Chesapeake Utilities Corp.	330,285	0.0
25,401		Cleco Corp.	1,326,186	0.2
56,291	@	Dynegy, Inc.	754,299	0.1
20,575	@	El Paso Electric Co.	792,137	0.1
23,606		Empire District Electric Co.	662,620	0.1
8,507	L	Genie Energy Ltd	94,853	0.0
21,043		Idacorp, Inc.	1,430,924	0.2
19,018		Laclede Group, Inc.	1,129,859	0.2
18,670		MGE Energy, Inc.	866,288	0.1
38,853	@	New Jersey Resources Corp.	1,280,595	0.2
15,410		Northwest Natural Gas Co.	779,900	0.1
20,473		NorthWestern Corp.	1,110,660	0.2
15,799	L	NRG Yield, Inc. - Class A	219,764	0.0
24,367	L	NRG Yield, Inc. - Class C	359,657	0.0
20,562		ONE Gas, Inc.	1,031,596	0.1
14,307		Ormat Technologies, Inc.	521,776	0.1
18,383		Otter Tail Corp.	489,539	0.1
21,691		Pattern Energy Group, Inc.	453,559	0.1
33,292		Piedmont Natural Gas Co.	1,898,310	0.3
34,377		PNM Resources, Inc.	1,050,905	0.1
34,142		Portland General Electric Co.	1,241,745	0.2
9,130		SJW Corp.	270,705	0.0
33,163		South Jersey Industries, Inc.	779,994	0.1
21,421		Southwest Gas Corp.	1,181,582	0.2
29,807		Talen Energy Corp.	185,698	0.0
6,300		Unitil Corp.	226,044	0.0
8,981	@,L	Vivint Solar, Inc.	85,858	0.0
20,642		WGL Holdings, Inc.	1,300,240	0.2
			26,632,247	3.6

	Total Common Stock
	(Cost $512,203,860)		723,333,817	97.6

WARRANTS: 0.0%
		Energy: 0.0%
11,987	@	Magnum Hunter Resources Corp.	7	0.0

	Total Warrants
	(Cost $–)		7	0.0

	Total Long-Term Investments
	(Cost $512,203,860)		723,333,824	97.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 9.4%
	Securities Lending Collateralcc: 6.8%
9,886,543	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $9,886,879, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $10,084,275, due 06/09/16-05/20/45)	9,886,543	1.3
11,938,675	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $11,939,159, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $12,177,451, due 03/31/21-02/15/44)	11,938,675	1.6
11,591,256	Mitsubishi UFJ Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $11,591,650, collateralized by various U.S. Government Agency Obligations, 1.994%-6.035%, Market Value plus accrued interest $11,823,081, due 04/01/24-04/20/65)	11,591,256	1.6

See Accompanying Notes to Financial Statements

86

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
11,938,675	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $11,939,107, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $12,177,449, due 01/15/16-10/20/65)	11,938,675	1.6
4,912,490	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $4,912,711, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $5,014,348, due 01/15/17-02/15/42)	4,912,490	0.7
		50,267,639	6.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.6%
19,317,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $19,317,000)	19,317,000	2.6

	Total Short-Term Investments
	(Cost $69,584,639)	69,584,639	9.4

	Total Investments in Securities (Cost $581,788,499)	$792,918,463	107.0
	Liabilities in Excess of Other Assets	(51,648,151)	(7.0)
	Net Assets	$741,270,312	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $583,247,018.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$283,755,824
Gross Unrealized Depreciation	(74,084,379)

Net Unrealized Appreciation	$209,671,445

See Accompanying Notes to Financial Statements

87

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 25.2%
		Basic Materials: 1.4%
1,000,000		Agrium, Inc., 3.150%, 10/01/22	958,182	0.0
1,000,000		Agrium, Inc., 3.500%, 06/01/23	956,203	0.0
500,000		Agrium, Inc., 4.125%, 03/15/35	426,639	0.0
750,000		Air Products & Chemicals, Inc., 1.200%, 10/15/17	745,937	0.0
500,000		Airgas, Inc., 2.900%, 11/15/22	485,962	0.0
1,300,000		Barrick Australian Finance Pty Ltd., 5.950%, 10/15/39	889,338	0.0
3,700,000		BHP Billiton Finance USA Ltd., 3.250%, 11/21/21	3,481,515	0.1
500,000		Cabot Corp., 2.550%, 01/15/18	504,125	0.0
800,000		Cabot Corp., 3.700%, 07/15/22	786,665	0.0
500,000		CF Industries, Inc., 3.450%, 06/01/23	466,170	0.0
400,000		CF Industries, Inc., 5.150%, 03/15/34	352,656	0.0
1,500,000		CF Industries, Inc., 7.125%, 05/01/20	1,694,689	0.1
500,000		Dow Chemical Co., 4.250%, 10/01/34	452,575	0.0
500,000		Dow Chemical Co., 4.625%, 10/01/44	453,347	0.0
3,282,000		Dow Chemical Co., 8.550%, 05/15/19	3,872,264	0.1
1,000,000		Eastman Chemical Co., 4.500%, 01/15/21	1,055,974	0.1
400,000		Eastman Chemical Co., 4.650%, 10/15/44	356,177	0.0
725,000		Ecolab, Inc., 4.350%, 12/08/21	775,177	0.0
2,279,000		EI Du Pont de Nemours & Co., 6.000%, 07/15/18	2,481,708	0.1
525,000		Freeport-McMoRan Copper & Gold, Inc., 2.375%, 03/15/18	412,125	0.0
750,000	L	Freeport-McMoRan Copper & Gold, Inc., 3.100%, 03/15/20	483,750	0.0
500,000		Freeport-McMoRan Copper & Gold, Inc., 3.550%, 03/01/22	292,500	0.0
500,000		Freeport-McMoRan Copper & Gold, Inc., 5.450%, 03/15/43	262,500	0.0
250,000		Freeport-McMoRan, Inc., 2.300%, 11/14/17	214,062	0.0
200,000		Freeport-McMoRan, Inc., 4.000%, 11/14/21	121,000	0.0
200,000		Freeport-McMoRan, Inc., 5.400%, 11/14/34	107,000	0.0
250,000		Goldcorp, Inc., 3.625%, 06/09/21	235,061	0.0
400,000		International Paper Co., 3.650%, 06/15/24	392,246	0.0
750,000		International Paper Co., 3.800%, 01/15/26	740,914	0.0
500,000		International Paper Co., 5.150%, 05/15/46	477,454	0.0
750,000		International Paper Co., 5.000%, 09/15/35	746,082	0.0
500,000		LYB International Finance BV, 4.000%, 07/15/23	499,489	0.0
250,000		Monsanto Co., 2.125%, 07/15/19	249,913	0.0
1,000,000		Monsanto Co., 2.200%, 07/15/22	923,118	0.0
400,000		Monsanto Co., 2.750%, 07/15/21	392,307	0.0
1,000,000		Monsanto Co., 3.600%, 07/15/42	725,734	0.0
500,000		Monsanto Co., 3.950%, 04/15/45	389,439	0.0
250,000		Monsanto Co., 4.200%, 07/15/34	215,722	0.0
250,000		Mosaic Co., 5.450%, 11/15/33	253,331	0.0
1,500,000		Newmont Mining Corp., 3.500%, 03/15/22	1,339,284	0.1
500,000		Newmont Mining Corp., 5.875%, 04/01/35	409,124	0.0
2,000,000		Potash Corp. of Saskatchewan, Inc., 5.625%, 12/01/40	2,109,064	0.1
1,000,000		Praxair, Inc., 2.200%, 08/15/22	956,799	0.0
4,365,000		Rio Tinto Finance USA Ltd., 6.500%, 07/15/18	4,731,787	0.2
500,000		Rio Tinto Finance USA Ltd, 3.750%, 06/15/25	455,114	0.0
500,000		Rio Tinto Finance USA PLC, 1.375%, 06/17/16	499,758	0.0
490,000		Rio Tinto Finance USA PLC, 1.625%, 08/21/17	483,183	0.0
250,000		Rio Tinto Finance USA PLC, 2.250%, 12/14/18	243,941	0.0
1,539,000		RPM International, Inc., 3.450%, 11/15/22	1,478,759	0.1
600,000		Sherwin-Williams Co., 1.350%, 12/15/17	595,100	0.0
5,000,000	L	Southern Copper Corp., 5.375%, 04/16/20	5,211,755	0.2
250,000		Southern Copper Corp., 5.875%, 04/23/45	192,450	0.0
350,000		Southern Copper Corp., 6.750%, 04/16/40	300,684	0.0
1,220,000	L	Vale Overseas Ltd., 4.625%, 09/15/20	1,016,345	0.1
1,955,000	L	Vale Overseas Ltd., 6.875%, 11/21/36	1,376,398	0.1
750,000		Vale SA, 5.625%, 09/11/42	499,761	0.0
			51,228,356	1.4

		Communications: 3.3%
250,000		21st Century Fox America, Inc., 4.750%, 09/15/44	241,327	0.0

See Accompanying Notes to Financial Statements

88

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
3,550,000		21st Century Fox America, Inc., 6.150%, 03/01/37	3,967,679	0.1
300,000		Amazon.com, Inc., 1.200%, 11/29/17	298,989	0.0
300,000		Amazon.com, Inc., 2.500%, 11/29/22	290,743	0.0
5,000,000		America Movil SAB de CV, 5.000%, 03/30/20	5,436,520	0.2
300,000		AT&T, Inc., 1.400%, 12/01/17	298,768	0.0
755,000		AT&T, Inc., 1.700%, 06/01/17	757,331	0.0
1,000,000		AT&T, Inc., 2.450%, 06/30/20	986,241	0.0
1,000,000		AT&T, Inc., 3.400%, 05/15/25	963,118	0.0
2,000,000		AT&T, Inc., 4.500%, 05/15/35	1,855,716	0.1
2,250,000		AT&T, Inc., 4.750%, 05/15/46	2,067,624	0.1
5,150,000		AT&T, Inc., 6.500%, 09/01/37	5,769,396	0.2
500,000		British Telecommunications PLC, 1.250%, 02/14/17	497,790	0.0
500,000		British Telecommunications PLC, 2.350%, 02/14/19	501,748	0.0
300,000		CBS Corp., 2.300%, 08/15/19	296,950	0.0
300,000		CBS Corp., 3.700%, 08/15/24	292,442	0.0
250,000		CBS Corp., 4.000%, 01/15/26	244,422	0.0
2,000,000		CBS Corp., 4.300%, 02/15/21	2,103,332	0.1
250,000		CBS Corp., 4.600%, 01/15/45	215,291	0.0
300,000		CBS Corp., 4.900%, 08/15/44	273,756	0.0
500,000	#	CCO Safari II LLC, 4.464%, 07/23/22	498,820	0.0
500,000	#	CCO Safari II LLC, 4.908%, 07/23/25	500,263	0.0
1,000,000	#	CCO Safari II LLC, 6.484%, 10/23/45	1,002,972	0.0
1,000,000		Cisco Systems, Inc., 1.100%, 03/03/17	1,001,048	0.0
1,000,000		Cisco Systems, Inc., 2.125%, 03/01/19	1,009,062	0.0
1,000,000		Cisco Systems, Inc., 2.900%, 03/04/21	1,029,151	0.0
1,000,000		Cisco Systems, Inc., 3.625%, 03/04/24	1,045,123	0.0
1,500,000		Cisco Systems, Inc., 5.500%, 01/15/40	1,763,557	0.1
500,000		Comcast Corp., 3.375%, 02/15/25	505,473	0.0
1,250,000		Comcast Corp., 3.600%, 03/01/24	1,294,094	0.1
750,000		Comcast Corp., 4.250%, 01/15/33	738,276	0.0
750,000		Comcast Corp., 4.200%, 08/15/34	744,254	0.0
1,000,000		Comcast Corp., 4.500%, 01/15/43	998,111	0.0
1,000,000		Comcast Corp., 4.600%, 08/15/45	1,014,864	0.0
2,000,000		Comcast Corp., 6.300%, 11/15/17	2,176,576	0.1
335,000		Comcast Corp., 6.500%, 11/15/35	420,612	0.0
750,000		Corning, Inc., 1.450%, 11/15/17	743,911	0.0
300,000	#	Cox Communications, Inc., 3.250%, 12/15/22	273,113	0.0
500,000		DirecTV Financing Co., Inc., 1.750%, 01/15/18	498,306	0.0
3,120,000		DirecTV Holdings, LLC, 6.000%, 08/15/40	3,200,789	0.1
750,000		Discovery Communications LLC, 3.250%, 04/01/23	692,578	0.0
1,800,000		Discovery Communications, LLC, 4.375%, 06/15/21	1,846,769	0.1
250,000		eBay, Inc., 1.350%, 07/15/17	248,133	0.0
300,000		eBay, Inc., 2.875%, 08/01/21	295,655	0.0
300,000		eBay, Inc., 3.450%, 08/01/24	287,341	0.0
250,000		eBay, Inc., 4.000%, 07/15/42	198,163	0.0
1,500,000		Expedia, Inc., 5.950%, 08/15/20	1,638,936	0.1
1,000,000	L	Expedia, Inc., 7.456%, 08/15/18	1,115,062	0.1
500,000		Juniper Networks, Inc., 4.500%, 03/15/24	498,735	0.0
300,000		Motorola Solutions, Inc., 3.500%, 09/01/21	282,674	0.0
100,000		Motorola Solutions, Inc., 4.000%, 09/01/24	86,945	0.0
1,500,000	#	NBCUniversal Enterprise, Inc., 1.974%, 04/15/19	1,500,009	0.1
500,000		NBCUniversal Media, LLC, 2.875%, 01/15/23	497,038	0.0
500,000		NBCUniversal Media, LLC, 4.450%, 01/15/43	490,676	0.0
1,500,000		Omnicom Group, Inc., 3.625%, 05/01/22	1,516,806	0.1
250,000		Orange SA, 2.750%, 02/06/19	253,697	0.0
500,000		Orange SA, 5.500%, 02/06/44	532,018	0.0
1,500,000		Qwest Corp., 6.750%, 12/01/21	1,575,000	0.1
250,000		Rogers Communications, Inc., 5.000%, 03/15/44	252,455	0.0
500,000		Scripps Networks Interactive, Inc., 3.500%, 06/15/22	482,107	0.0
250,000		Scripps Networks Interactive, Inc., 3.900%, 11/15/24	239,477	0.0
1,000,000		Telefonaktiebolaget LM Ericsson, 4.125%, 05/15/22	1,027,253	0.0
750,000		Telefonica Emisiones SAU, 3.192%, 04/27/18	765,060	0.0
2,655,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	2,662,376	0.1
700,000		Telefonica Emisiones SAU, 5.134%, 04/27/20	765,314	0.0

See Accompanying Notes to Financial Statements

89

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
2,000,000	Telefonica Emisiones SAU, 5.462%, 02/16/21	2,237,990	0.1
750,000	Time Warner Cable, Inc., 4.125%, 02/15/21	766,644	0.0
1,000,000	Time Warner Cable, Inc., 4.500%, 09/15/42	787,472	0.0
400,000	Time Warner Cable, Inc., 5.350%, 12/15/43	400,521	0.0
5,075,000	Time Warner Cable, Inc., 5.850%, 05/01/17	5,310,972	0.2
500,000	Time Warner, Inc., 2.100%, 06/01/19	497,730	0.0
500,000	Time Warner, Inc., 3.550%, 06/01/24	491,705	0.0
500,000	Time Warner, Inc., 4.650%, 06/01/44	460,355	0.0
500,000	Time Warner, Inc., 4.850%, 07/15/45	477,632	0.0
3,500,000	Time Warner, Inc., 4.875%, 03/15/20	3,789,303	0.1
1,925,000	Time Warner, Inc., 6.500%, 11/15/36	2,185,941	0.1
500,000	Verizon Communications, Inc., 1.100%, 11/01/17	495,625	0.0
500,000	Verizon Communications, Inc., 2.550%, 06/17/19	506,773	0.0
776,000	Verizon Communications, Inc., 2.625%, 02/21/20	779,605	0.0
500,000	Verizon Communications, Inc., 3.450%, 03/15/21	512,393	0.0
1,650,000	Verizon Communications, Inc., 4.400%, 11/01/34	1,527,070	0.1
655,000	Verizon Communications, Inc., 4.522%, 09/15/48	588,070	0.0
3,000,000	Verizon Communications, Inc., 4.500%, 09/15/20	3,227,088	0.1
3,000,000	Verizon Communications, Inc., 4.750%, 11/01/41	2,776,185	0.1
4,636,000	Verizon Communications, Inc., 4.862%, 08/21/46	4,402,939	0.1
133,000	Verizon Communications, Inc., 5.012%, 08/21/54	122,242	0.0
1,250,000	Verizon Communications, Inc., 5.050%, 03/15/34	1,248,354	0.1
5,225,000	Verizon Communications, Inc., 6.350%, 04/01/19	5,883,376	0.2
40,000	Verizon Communications, Inc., 6.400%, 09/15/33	45,699	0.0
135,000	Verizon Communications, Inc., 6.550%, 09/15/43	160,827	0.0
400,000	Viacom, Inc., 2.200%, 04/01/19	393,335	0.0
3,500,000	Viacom, Inc., 2.500%, 12/15/16	3,508,155	0.1
1,000,000	Viacom, Inc., 2.500%, 09/01/18	998,258	0.0
1,000,000	Viacom, Inc., 3.250%, 03/15/23	914,998	0.0
400,000	Viacom, Inc., 3.875%, 04/01/24	375,764	0.0
200,000	Viacom, Inc., 4.850%, 12/15/34	163,792	0.0
400,000	Viacom, Inc., 5.250%, 04/01/44	330,896	0.0
1,000,000	Viacom, Inc., 5.850%, 09/01/43	900,281	0.0
500,000	Vodafone Group PLC, 1.500%, 02/19/18	494,731	0.0
500,000	Vodafone Group PLC, 2.950%, 02/19/23	469,507	0.0
3,965,000	Vodafone Group PLC, 6.150%, 02/27/37	3,922,154	0.1
300,000	Walt Disney Co., 1.100%, 12/01/17	299,163	0.0
300,000	Walt Disney Co., 2.350%, 12/01/22	296,617	0.0
1,000,000	Walt Disney Co., 5.500%, 03/15/19	1,110,799	0.0
1,000,000	WPP Finance 2010, 3.625%, 09/07/22	1,004,986	0.0
		122,433,782	3.3

	Consumer, Cyclical: 1.8%
500,000	AutoZone, Inc., 2.875%, 01/15/23	484,228	0.0
750,000	AutoZone, Inc., 3.125%, 07/15/23	736,936	0.0
400,000	BorgWarner, Inc., 4.375%, 03/15/45	358,176	0.0
500,000	Carnival Corp., 1.200%, 02/05/16	500,165	0.0
400,000	Coach, Inc., 4.250%, 04/01/25	381,053	0.0
1,772,479	Continental Airlines 2009-2 Class A Pass Through Trust, 7.250%, 11/10/19	1,999,799	0.1
300,000	Costco Wholesale Corp., 1.125%, 12/15/17	299,827	0.0
300,000	Costco Wholesale Corp., 1.700%, 12/15/19	297,723	0.0
100,000	CVS Caremark Corp., 1.200%, 12/05/16	100,039	0.0
250,000	CVS Caremark Corp., 2.250%, 12/05/18	251,429	0.0
750,000	CVS Caremark Corp., 2.750%, 12/01/22	731,960	0.0
250,000	CVS Caremark Corp., 3.375%, 08/12/24	247,994	0.0
250,000	CVS Caremark Corp., 4.000%, 12/05/23	260,246	0.0
200,000	CVS Caremark Corp., 5.300%, 12/05/43	217,430	0.0
250,000	CVS Health Corp., 2.250%, 08/12/19	249,979	0.0
500,000	CVS Health Corp., 2.800%, 07/20/20	502,978	0.0
1,000,000	CVS Health Corp., 3.500%, 07/20/22	1,019,509	0.1
500,000	CVS Health Corp., 3.875%, 07/20/25	511,365	0.0
1,250,000	CVS Health Corp., 4.875%, 07/20/35	1,295,165	0.1
1,000,000	CVS Health Corp., 5.125%, 07/20/45	1,057,496	0.1

See Accompanying Notes to Financial Statements

90

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
500,000	#	Daimler Finance North America LLC, 1.450%, 08/01/16	500,741	0.0
500,000	#	Daimler Finance North America LLC, 2.375%, 08/01/18	500,947	0.0
990,810		Delta Air Lines 2007-1 Class A Pass Through Trust, 6.821%, 08/10/22	1,142,454	0.1
300,000		Ford Motor Co., 4.750%, 01/15/43	283,827	0.0
1,000,000		Ford Motor Credit Co. LLC, 1.700%, 05/09/16	1,001,055	0.0
2,250,000		Ford Motor Credit Co. LLC, 2.375%, 01/16/18	2,245,975	0.1
500,000		Ford Motor Credit Co. LLC, 3.200%, 01/15/21	497,227	0.0
250,000		Ford Motor Credit Co. LLC, 4.134%, 08/04/25	249,729	0.0
1,000,000		Ford Motor Credit Co. LLC, 4.375%, 08/06/23	1,029,550	0.1
500,000		Ford Motor Credit Co. LLC, 7.450%, 07/16/31	618,239	0.0
750,000		Ford Motor Credit Co., LLC, 4.250%, 09/20/22	768,454	0.0
1,300,000		Ford Motor Credit Co., LLC, 5.875%, 08/02/21	1,451,469	0.1
600,000		Ford Motor Credit Co. LLC, 2.500%, 01/15/16	600,139	0.0
1,000,000		Ford Motor Credit Co. LLC, 4.250%, 02/03/17	1,022,009	0.1
1,000,000		General Motors Financial Co., Inc., 3.100%, 01/15/19	999,474	0.0
3,350,000		Home Depot, Inc., 5.875%, 12/16/36	4,091,342	0.1
500,000		Hyatt Hotels Corp., 3.375%, 07/15/23	475,819	0.0
1,000,000	#	Hyundai Capital America, 1.875%, 08/09/16	1,001,445	0.0
500,000	#	Hyundai Capital America, 2.400%, 10/30/18	498,696	0.0
1,000,000	#	Hyundai Capital America, 2.875%, 08/09/18	1,011,013	0.1
4,125,000	#	Hyundai Capital America, 3.750%, 04/06/16	4,147,720	0.1
200,000		Johnson Controls, Inc., 1.400%, 11/02/17	198,027	0.0
400,000		Johnson Controls, Inc., 3.625%, 07/02/24	387,141	0.0
250,000		Johnson Controls, Inc., 4.625%, 07/02/44	212,649	0.0
500,000		Kohl's Corp., 4.250%, 07/17/25	488,581	0.0
1,000,000		Lowe's Cos, Inc., 1.625%, 04/15/17	1,006,423	0.0
600,000		Lowe's Cos, Inc., 4.250%, 09/15/44	598,136	0.0
500,000		Macy's Retail Holdings, Inc., 2.875%, 02/15/23	454,155	0.0
532,000		Macy's Retail Holdings, Inc., 3.625%, 06/01/24	489,160	0.0
1,000,000		Macy's Retail Holdings, Inc., 3.875%, 01/15/22	987,702	0.0
500,000		Macy's Retail Holdings, Inc., 4.500%, 12/15/34	419,091	0.0
2,000,000		Marriott International, Inc., 3.000%, 03/01/19	2,028,894	0.1
500,000		Mattel, Inc., 1.700%, 03/15/18	493,701	0.0
500,000		Mattel, Inc., 2.350%, 05/06/19	496,233	0.0
500,000		Mattel, Inc., 3.150%, 03/15/23	477,835	0.0
400,000		McDonald's Corp., 4.600%, 05/26/45	386,131	0.0
325,000		McDonald's Corp., 6.300%, 10/15/37	382,197	0.0
1,000,000		McDonald's Corp., 2.100%, 12/07/18	1,001,519	0.0
1,000,000		McDonald's Corp., 2.750%, 12/09/20	1,000,651	0.0
500,000		McDonald's Corp., 3.700%, 01/30/26	500,757	0.0
500,000		McDonald's Corp., 4.700%, 12/09/35	499,712	0.0
1,250,000		Mohawk Industries, Inc., 3.850%, 02/01/23	1,267,586	0.1
300,000		Newell Rubbermaid, Inc., 2.050%, 12/01/17	294,771	0.0
300,000		Newell Rubbermaid, Inc., 2.150%, 10/15/18	290,580	0.0
250,000		Newell Rubbermaid, Inc., 2.875%, 12/01/19	241,485	0.0
750,000	#	Nissan Motor Acceptance Corp., 1.000%, 03/15/16	750,119	0.0
400,000	#	Nissan Motor Acceptance Corp., 1.950%, 09/12/17	400,840	0.0
3,200,000		Nordstrom, Inc., 4.750%, 05/01/20	3,463,411	0.1
500,000		NVR, Inc., 3.950%, 09/15/22	505,087	0.0
300,000		O'Reilly Automotive, Inc., 3.800%, 09/01/22	304,245	0.0
250,000		Starbucks Corp., 2.000%, 12/05/18	252,585	0.0
500,000		Starwood Hotels & Resorts Worldwide, Inc., 3.125%, 02/15/23	489,715	0.0
400,000		Starwood Hotels & Resorts Worldwide, Inc., 4.500%, 10/01/34	361,478	0.0
500,000		TJX Cos, Inc., 2.500%, 05/15/23	483,135	0.0
500,000		United Airlines 2015-1 Class AA Pass Through Trust, 3.450%, 12/01/27	505,000	0.0
250,000		Walgreens Boots Alliance, Inc., 2.700%, 11/18/19	249,864	0.0
250,000		Walgreens Boots Alliance, Inc., 3.300%, 11/18/21	245,613	0.0
250,000		Walgreens Boots Alliance, Inc., 3.800%, 11/18/24	243,184	0.0
250,000		Walgreens Boots Alliance, Inc., 4.500%, 11/18/34	229,008	0.0

See Accompanying Notes to Financial Statements

91

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
250,000	Walgreens Boots Alliance, Inc., 4.800%, 11/18/44	227,957	0.0
1,000,000	Wal-Mart Stores, Inc., 3.300%, 04/22/24	1,033,784	0.1
3,130,000	Wal-Mart Stores, Inc., 5.625%, 04/01/40	3,732,293	0.1
300,000	Whirlpool Corp., 3.700%, 05/01/25	297,890	0.0
200,000	Whirlpool Corp., 4.000%, 03/01/24	204,889	0.0
1,000,000	Wyndham Worldwide Corp., 4.250%, 03/01/22	1,008,222	0.1
		65,232,257	1.8

	Consumer, Non-cyclical: 3.7%
500,000	AbbVie, Inc., 1.800%, 05/14/18	498,016	0.0
500,000	AbbVie, Inc., 2.500%, 05/14/20	495,564	0.0
250,000	AbbVie, Inc., 3.200%, 11/06/22	246,561	0.0
250,000	AbbVie, Inc., 3.600%, 05/14/25	247,251	0.0
1,250,000	AbbVie, Inc., 4.500%, 05/14/35	1,227,766	0.1
250,000	AbbVie, Inc., 4.700%, 05/14/45	245,446	0.0
1,000,000	Actavis Funding SCS, 3.000%, 03/12/20	1,001,703	0.1
500,000	Actavis Funding SCS, 3.450%, 03/15/22	501,475	0.0
500,000	Actavis plc, 1.875%, 10/01/17	499,606	0.0
500,000	Actavis plc, 3.250%, 10/01/22	492,558	0.0
500,000	Actavis plc, 4.625%, 10/01/42	477,065	0.0
1,725,000	Aetna, Inc., 1.500%, 11/15/17	1,719,245	0.1
400,000	Aetna, Inc., 2.200%, 03/15/19	398,289	0.0
500,000	Aetna, Inc., 2.750%, 11/15/22	486,498	0.0
250,000	Aetna, Inc., 3.500%, 11/15/24	250,213	0.0
300,000	Aetna, Inc., 4.500%, 05/15/42	295,566	0.0
500,000	Allergan, Inc./United States, 2.800%, 03/15/23	471,754	0.0
500,000	Altria Group, Inc., 2.950%, 05/02/23	487,427	0.0
300,000	Altria Group, Inc., 4.250%, 08/09/42	276,302	0.0
1,156,000	Altria Group, Inc., 9.950%, 11/10/38	1,858,580	0.1
500,000	AmerisourceBergen Corp., 3.400%, 05/15/24	489,510	0.0
250,000	AmerisourceBergen Corp., 4.250%, 03/01/45	230,556	0.0
250,000	Amgen, Inc., 3.625%, 05/22/24	250,481	0.0
4,400,000	Amgen, Inc., 3.875%, 11/15/21	4,592,038	0.1
1,000,000	Amgen, Inc., 4.400%, 05/01/45	929,541	0.0
661,000	Amgen, Inc., 6.375%, 06/01/37	772,111	0.0
500,000	Anheuser-Busch InBev Worldwide, Inc., 1.375%, 07/15/17	498,439	0.0
250,000	Anheuser-Busch InBev Worldwide, Inc., 3.750%, 07/15/42	215,306	0.0
3,500,000	Anheuser-Busch InBev Worldwide, Inc., 5.375%, 01/15/20	3,876,474	0.1
250,000	Anthem, Inc., 3.500%, 08/15/24	244,566	0.0
750,000	AstraZeneca PLC, 1.950%, 09/18/19	746,758	0.0
2,900,000	AstraZeneca PLC, 6.450%, 09/15/37	3,676,864	0.1
500,000	Automatic Data Processing, Inc., 3.375%, 09/15/25	510,760	0.0
500,000	Baxter International, Inc., 0.950%, 06/01/16	499,755	0.0
239,000	Baxter International, Inc., 1.850%, 06/15/18	237,706	0.0
4,370,000	Becton Dickinson & Co., 3.125%, 11/08/21	4,412,756	0.1
2,000,000	Biogen, Inc., 6.875%, 03/01/18	2,192,154	0.1
400,000	Boston Scientific Corp., 2.850%, 05/15/20	398,497	0.0
400,000	Boston Scientific Corp., 3.375%, 05/15/22	395,358	0.0
1,500,000	Bristol-Myers Squibb Co., 0.875%, 08/01/17	1,492,080	0.1
500,000	Bristol-Myers Squibb Co., 3.250%, 08/01/42	434,055	0.0
500,000	Bunge Ltd. Finance Corp., 3.200%, 06/15/17	505,097	0.0
500,000	Campbell Soup Co., 3.800%, 08/02/42	428,202	0.0
400,000	Cardinal Health, Inc., 1.900%, 06/15/17	401,324	0.0
500,000	Cardinal Health, Inc., 3.200%, 03/15/23	494,711	0.0
400,000	Cardinal Health, Inc., 3.750%, 09/15/25	407,126	0.0
500,000	Cardinal Health, Inc., 4.600%, 03/15/43	494,227	0.0
500,000	Cardinal Health, Inc., 4.900%, 09/15/45	512,840	0.0
500,000	Celgene Corp., 1.900%, 08/15/17	502,090	0.0
1,000,000	Celgene Corp., 2.300%, 08/15/18	1,005,104	0.1
250,000	Celgene Corp., 3.625%, 05/15/24	246,445	0.0
2,945,000	Celgene Corp., 3.950%, 10/15/20	3,095,201	0.1
500,000	Celgene Corp., 4.625%, 05/15/44	474,078	0.0
1,000,000	Celgene Corp., 4.000%, 08/15/23	1,028,495	0.1
500,000	Celgene Corp., 5.000%, 08/15/45	503,835	0.0
3,000,000	Cigna Corp., 4.000%, 02/15/22	3,105,576	0.1
2,500,000	Cigna Corp., 5.125%, 06/15/20	2,731,750	0.1
750,000	Clorox Co., 3.050%, 09/15/22	741,881	0.0

See Accompanying Notes to Financial Statements

92

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
3,000,000		Coca-Cola Co., 3.150%, 11/15/20	3,143,631	0.1
1,000,000		Colgate-Palmolive Co., 0.900%, 05/01/18	990,525	0.0
792,000		ConAgra Foods, Inc., 2.100%, 03/15/18	790,093	0.0
543,000		ConAgra Foods, Inc., 3.200%, 01/25/23	523,236	0.0
500,000		Coventry Health Care, Inc., 5.450%, 06/15/21	552,917	0.0
500,000		Covidien International Finance SA, 3.200%, 06/15/22	501,953	0.0
750,000		Diageo Capital PLC, 1.125%, 04/29/18	738,226	0.0
750,000		Diageo Capital PLC, 2.625%, 04/29/23	726,286	0.0
500,000		Diageo Investment Corp., 2.875%, 05/11/22	496,391	0.0
750,000		Dr Pepper Snapple Group, Inc., 2.000%, 01/15/20	733,854	0.0
3,275,000		Dr Pepper Snapple Group, Inc., 2.900%, 01/15/16	3,276,238	0.1
250,000		Dr Pepper Snapple Group, Inc., 3.400%, 11/15/25	246,112	0.0
350,000		Dr Pepper Snapple Group, Inc., 4.500%, 11/15/45	343,633	0.0
500,000		Eli Lilly & Co., 3.700%, 03/01/45	468,877	0.0
500,000	#	ERAC USA Finance LLC, 2.350%, 10/15/19	493,405	0.0
500,000	#	ERAC USA Finance LLC, 3.850%, 11/15/24	501,331	0.0
300,000		Estee Lauder Cos, Inc., 3.700%, 08/15/42	269,105	0.0
400,000		Express Scripts Holding Co., 2.250%, 06/15/19	398,014	0.0
250,000		Express Scripts Holding Co., 3.500%, 06/15/24	246,877	0.0
4,210,000		Express Scripts, Inc., 3.125%, 05/15/16	4,238,519	0.1
350,000		Flowers Foods, Inc., 4.375%, 04/01/22	364,378	0.0
500,000		General Mills, Inc., 0.875%, 01/29/16	499,949	0.0
750,000		General Mills, Inc., 4.150%, 02/15/43	703,385	0.0
350,000		Gilead Sciences, Inc., 2.050%, 04/01/19	350,862	0.0
500,000		Gilead Sciences, Inc., 3.250%, 09/01/22	504,069	0.0
260,000		Gilead Sciences, Inc., 3.650%, 03/01/26	262,636	0.0
200,000		Gilead Sciences, Inc., 4.500%, 02/01/45	196,186	0.0
250,000		Gilead Sciences, Inc., 4.750%, 03/01/46	253,446	0.0
350,000		Gilead Sciences, Inc., 4.800%, 04/01/44	351,909	0.0
1,000,000		GlaxoSmithKline Capital PLC, 1.500%, 05/08/17	1,004,452	0.1
500,000		GlaxoSmithKline Capital, Inc., 0.700%, 03/18/16	500,110	0.0
500,000		GlaxoSmithKline Capital, Inc., 2.800%, 03/18/23	499,270	0.0
500,000	#	HJ Heinz Co., 5.200%, 07/15/45	524,086	0.0
500,000	#	HJ Heinz Co., 5.000%, 07/15/35	513,874	0.0
3,550,000		Humana, Inc., 3.150%, 12/01/22	3,458,176	0.1
1,070,000		Humana, Inc., 6.300%, 08/01/18	1,178,589	0.1
551,000		Kellogg Co., 4.000%, 12/15/20	580,239	0.0
1,000,000		Kraft Foods Group, Inc., 2.250%, 06/05/17	1,007,511	0.1
3,266,000		Kraft Foods, Inc., 6.125%, 08/23/18	3,588,122	0.1
400,000		Kroger Co., 2.300%, 01/15/19	401,387	0.0
400,000		Kroger Co., 3.300%, 01/15/21	406,726	0.0
1,000,000		Kroger Co., 3.850%, 08/01/23	1,032,719	0.1
1,379,000		Kroger Co., 7.500%, 04/01/31	1,760,909	0.1
500,000		Laboratory Corp. of America Holdings, 2.200%, 08/23/17	501,983	0.0
250,000		Laboratory Corp. of America Holdings, 2.625%, 02/01/20	247,152	0.0
250,000		Laboratory Corp. of America Holdings, 3.200%, 02/01/22	245,786	0.0
250,000		Laboratory Corp. of America Holdings, 4.700%, 02/01/45	230,449	0.0
500,000		McKesson Corp., 1.400%, 03/15/18	493,826	0.0
500,000		McKesson Corp., 2.284%, 03/15/19	498,448	0.0
500,000		McKesson Corp., 2.850%, 03/15/23	480,651	0.0
1,500,000		McKesson Corp., 3.250%, 03/01/16	1,505,439	0.1
400,000		McKesson Corp., 3.796%, 03/15/24	402,821	0.0
300,000		McKesson Corp., 4.883%, 03/15/44	301,136	0.0
350,000		Mead Johnson Nutrition Co., 3.000%, 11/15/20	350,445	0.0
250,000		Mead Johnson Nutrition Co., 4.600%, 06/01/44	232,305	0.0
400,000		Medtronic, Inc., 2.750%, 04/01/23	391,113	0.0
350,000		Medtronic, Inc., 4.000%, 04/01/43	325,597	0.0
250,000		Medtronic, Inc., 4.625%, 03/15/44	254,994	0.0
250,000		Merck & Co., Inc., 1.850%, 02/10/20	249,044	0.0
250,000		Merck & Co., Inc., 3.700%, 02/10/45	233,048	0.0
1,000,000		Merck & Co., Inc., 4.150%, 05/18/43	1,006,419	0.1
500,000		Molson Coors Brewing Co., 5.000%, 05/01/42	482,931	0.0
1,000,000		Mondelez International, Inc., 4.000%, 02/01/24	1,033,220	0.1
250,000		Mylan, Inc./PA, 2.550%, 03/28/19	246,925	0.0

See Accompanying Notes to Financial Statements

93

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
500,000		Novartis Capital Corp., 3.400%, 05/06/24	517,458	0.0
250,000		PepsiCo, Inc., 4.250%, 10/22/44	248,673	0.0
1,500,000		PepsiCo, Inc., 4.000%, 03/05/42	1,451,517	0.1
2,405,000		PepsiCo, Inc., 4.875%, 11/01/40	2,576,635	0.1
750,000		Pfizer, Inc., 3.400%, 05/15/24	770,376	0.0
1,000,000		Pfizer, Inc., 4.300%, 06/15/43	1,003,638	0.1
2,000,000		Pfizer, Inc., 6.200%, 03/15/19	2,251,530	0.1
250,000		Philip Morris International, Inc., 1.250%, 11/09/17	249,756	0.0
500,000		Philip Morris International, Inc., 6.375%, 05/16/38	631,919	0.0
250,000		Philip Morris International, Inc., 3.250%, 11/10/24	251,821	0.0
500,000		Philip Morris International, Inc., 4.250%, 11/10/44	484,196	0.0
250,000		Reynolds American, Inc., 3.250%, 11/01/22	247,700	0.0
500,000		Reynolds American, Inc., 5.700%, 08/15/35	549,440	0.0
250,000		Reynolds American, Inc., 6.150%, 09/15/43	284,348	0.0
3,000,000		Reynolds American, Inc., 8.125%, 06/23/19	3,533,382	0.1
3,330,000		Sanofi-Aventis SA, 4.000%, 03/29/21	3,569,300	0.1
500,000		St Jude Medical, Inc., 3.250%, 04/15/23	492,033	0.0
500,000		St Jude Medical, Inc., 4.750%, 04/15/43	490,534	0.0
1,000,000		Stryker Corp., 1.300%, 04/01/18	993,104	0.0
250,000		Synchrony Financial, 3.750%, 08/15/21	250,155	0.0
250,000		Synchrony Financial, 3.000%, 08/15/19	249,914	0.0
300,000		Synchrony Financial, 4.250%, 08/15/24	296,502	0.0
500,000		Teva Pharmaceutical Finance IV, LLC, 2.250%, 03/18/20	484,506	0.0
150,000		Tyson Foods, Inc., 2.650%, 08/15/19	150,246	0.0
750,000		UnitedHealth Group, Inc., 1.625%, 03/15/19	742,266	0.0
300,000		UnitedHealth Group, Inc., 2.300%, 12/15/19	301,675	0.0
500,000		UnitedHealth Group, Inc., 2.750%, 02/15/23	490,800	0.0
300,000		UnitedHealth Group, Inc., 2.875%, 12/15/21	303,773	0.0
500,000		UnitedHealth Group, Inc., 2.875%, 03/15/23	495,217	0.0
2,000,000		UnitedHealth Group, Inc., 3.375%, 11/15/21	2,068,882	0.1
250,000		UnitedHealth Group, Inc., 4.625%, 07/15/35	259,992	0.0
250,000		UnitedHealth Group, Inc., 4.750%, 07/15/45	263,717	0.0
1,000,000		UnitedHealth Group, Inc., 6.000%, 02/15/18	1,088,012	0.1
500,000		Ventas Realty L.P., 3.750%, 05/01/24	490,827	0.0
400,000		Verisk Analytics, Inc., 5.500%, 06/15/45	383,228	0.0
250,000		WellPoint, Inc., 1.875%, 01/15/18	249,063	0.0
250,000		WellPoint, Inc., 2.250%, 08/15/19	248,710	0.0
1,000,000		WellPoint, Inc., 2.300%, 07/15/18	998,937	0.1
250,000		WellPoint, Inc., 4.650%, 08/15/44	239,178	0.0
500,000		Zoetis, Inc., 3.450%, 11/13/20	501,146	0.0
500,000		Zoetis, Inc., 4.500%, 11/13/25	508,020	0.0
			136,948,703	3.7

		Energy: 2.8%
500,000	L	Anadarko Petroleum Corp., 3.450%, 07/15/24	445,210	0.0
2,250,000		Anadarko Petroleum Corp., 4.500%, 07/15/44	1,728,657	0.1
1,000,000		Anadarko Petroleum Corp., 5.950%, 09/15/16	1,027,753	0.1
625,000		Anadarko Petroleum Corp., 8.700%, 03/15/19	710,713	0.0
543,000		Apache Corp., 3.250%, 04/15/22	517,933	0.0
500,000		Apache Corp., 4.250%, 01/15/44	401,645	0.0
1,000,000		Apache Corp., 4.750%, 04/15/43	862,130	0.0
250,000		Boardwalk Pipelines L.P., 4.950%, 12/15/24	217,853	0.0
1,000,000		BP Capital Markets PLC, 1.375%, 11/06/17	994,451	0.0
1,000,000		BP Capital Markets PLC, 2.750%, 05/10/23	940,289	0.0
500,000		BP Capital Markets PLC, 3.062%, 03/17/22	490,693	0.0
250,000		BP Capital Markets PLC, 3.535%, 11/04/24	243,453	0.0
500,000		BP Capital Markets PLC, 3.814%, 02/10/24	500,421	0.0
1,650,000		Cameron International Corp., 3.600%, 04/30/22	1,634,271	0.1
400,000		Cameron International Corp., 3.700%, 06/15/24	391,458	0.0
250,000		Canadian Natural Resources Ltd., 3.800%, 04/15/24	221,263	0.0
500,000		Cenovus Energy, Inc., 4.450%, 09/15/42	365,489	0.0
1,000,000		Cenovus Energy, Inc., 5.200%, 09/15/43	785,299	0.0
300,000		Chevron Corp., 1.104%, 12/05/17	298,038	0.0
300,000		Chevron Corp., 2.355%, 12/05/22	286,930	0.0
500,000		Chevron Corp., 3.326%, 11/17/25	504,223	0.0
500,000		CNOOC Finance 2013 Ltd., 1.750%, 05/09/18	492,538	0.0
500,000		CNOOC Finance 2013 Ltd., 3.000%, 05/09/23	469,508	0.0

See Accompanying Notes to Financial Statements

94

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
750,000		CNOOC Finance 2015 USA LLC, 3.500%, 05/05/25	715,272	0.0
500,000		CNOOC Nexen Finance 2014 ULC, 1.625%, 04/30/17	497,432	0.0
750,000		CNOOC Nexen Finance 2014 ULC, 4.250%, 04/30/24	758,392	0.0
250,000		CNOOC Nexen Finance 2014 ULC, 4.875%, 04/30/44	254,684	0.0
500,000	L	ConocoPhillips Co., 3.350%, 05/15/25	452,432	0.0
500,000		ConocoPhillips Co., 4.150%, 11/15/34	434,061	0.0
500,000		ConocoPhillips Co., 4.300%, 11/15/44	416,433	0.0
2,000,000		ConocoPhillips Co., 6.500%, 02/01/39	2,111,412	0.1
400,000	L	Devon Energy Corp., 3.250%, 05/15/22	340,629	0.0
3,750,000		Devon Energy Corp., 4.000%, 07/15/21	3,439,556	0.1
1,000,000		Devon Energy Corp., 5.000%, 06/15/45	760,383	0.0
500,000	L	Devon Energy Corp., 5.850%, 12/15/25	487,217	0.0
250,000		Diamond Offshore Drilling, Inc., 4.875%, 11/01/43	152,704	0.0
500,000		Ecopetrol SA, 4.125%, 01/16/25	401,250	0.0
400,000		El Paso Pipeline Partners Operating Co. LLC, 4.300%, 05/01/24	344,533	0.0
250,000		Enbridge, Inc., 3.500%, 06/10/24	209,845	0.0
250,000		Enbridge, Inc., 4.500%, 06/10/44	170,865	0.0
500,000		Energy Transfer Partners L.P., 3.600%, 02/01/23	412,483	0.0
500,000		Energy Transfer Partners L.P., 4.150%, 10/01/20	461,925	0.0
800,000		Energy Transfer Partners L.P., 6.125%, 12/15/45	652,884	0.0
1,809,000		Energy Transfer Partners L.P., 6.500%, 02/01/42	1,475,446	0.1
400,000		EnLink Midstream Partners L.P., 5.050%, 04/01/45	248,729	0.0
250,000		Ensco PLC, 4.500%, 10/01/24	172,453	0.0
1,000,000		Ensco PLC, 5.750%, 10/01/44	660,620	0.0
500,000		Enterprise Products Operating LLC, 3.700%, 02/15/26	449,796	0.0
100,000		Enterprise Products Operating LLC, 3.750%, 02/15/25	91,695	0.0
100,000		Enterprise Products Operating LLC, 4.850%, 03/15/44	81,186	0.0
1,750,000		Enterprise Products Operating LLC, 4.900%, 05/15/46	1,434,788	0.1
4,805,000		Enterprise Products Operating, LLC, 3.200%, 02/01/16	4,806,634	0.2
300,000		Enterprise Products Operating, LLC, 4.450%, 02/15/43	229,633	0.0
400,000		EOG Resources, Inc., 2.450%, 04/01/20	395,937	0.0
1,950,000		EOG Resources, Inc., 2.625%, 03/15/23	1,849,979	0.1
500,000		EOG Resources, Inc., 3.900%, 04/01/35	458,437	0.0
500,000		FMC Technologies, Inc., 2.000%, 10/01/17	492,436	0.0
1,000,000		Halliburton Co., 1.000%, 08/01/16	998,531	0.1
500,000		Halliburton Co., 2.700%, 11/15/20	494,763	0.0
500,000		Halliburton Co., 2.000%, 08/01/18	496,849	0.0
500,000		Halliburton Co., 3.375%, 11/15/22	492,556	0.0
500,000		Halliburton Co., 3.500%, 08/01/23	491,249	0.0
500,000		Halliburton Co., 3.800%, 11/15/25	487,767	0.0
500,000		Halliburton Co., 4.750%, 08/01/43	470,428	0.0
500,000		Halliburton Co., 4.850%, 11/15/35	492,096	0.0
500,000		Halliburton Co., 5.000%, 11/15/45	495,053	0.0
1,500,000		Hess Corp., 5.600%, 02/15/41	1,267,548	0.1
1,350,000		Hess Corp., 8.125%, 02/15/19	1,531,513	0.1
500,000		Kinder Morgan Energy Partners L.P., 3.500%, 03/01/21	448,176	0.0
500,000		Kinder Morgan Energy Partners L.P., 3.500%, 09/01/23	415,464	0.0
400,000		Kinder Morgan Energy Partners L.P., 5.400%, 09/01/44	303,226	0.0
2,825,000		Kinder Morgan Energy Partners L.P., 6.950%, 01/15/38	2,518,007	0.1
667,000		Kinder Morgan Energy Partners LP, 3.950%, 09/01/22	581,735	0.0
300,000		Kinder Morgan, Inc./DE, 3.050%, 12/01/19	278,005	0.0
500,000	L	Kinder Morgan, Inc./DE, 4.300%, 06/01/25	433,035	0.0
500,000		Kinder Morgan, Inc./DE, 5.050%, 02/15/46	372,004	0.0
500,000		Kinder Morgan, Inc./DE, 5.550%, 06/01/45	391,685	0.0
1,500,000		Magellan Midstream Partners L.P., 4.200%, 12/01/42	1,108,488	0.1
600,000		Magellan Midstream Partners L.P., 6.550%, 07/15/19	655,585	0.0
500,000		Marathon Oil Corp., 2.800%, 11/01/22	399,349	0.0

See Accompanying Notes to Financial Statements

95

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
250,000	L	Marathon Oil Corp., 3.850%, 06/01/25	201,623	0.0
1,000,000		Marathon Oil Corp., 5.200%, 06/01/45	714,217	0.0
1,000,000		Marathon Petroleum Corp., 3.500%, 03/01/16	1,002,861	0.1
400,000		Marathon Petroleum Corp., 4.750%, 09/15/44	328,119	0.0
500,000		Murphy Oil Corp., 2.500%, 12/01/17	458,810	0.0
1,350,000		Murphy Oil Corp., 3.700%, 12/01/22	1,034,371	0.1
300,000		Noble Energy, Inc., 3.900%, 11/15/24	267,647	0.0
700,000		Noble Energy, Inc., 5.050%, 11/15/44	567,087	0.0
3,000,000	L	Noble Holding International Ltd., 4.625%, 03/01/21	2,113,527	0.1
3,700,000		Occidental Petroleum Corp., 2.500%, 02/01/16	3,703,127	0.1
250,000		Occidental Petroleum Corp., 4.625%, 06/15/45	242,891	0.0
1,500,000		ONEOK Partners L.P., 2.000%, 10/01/17	1,433,460	0.1
3,920,000		ONEOK Partners L.P., 3.250%, 02/01/16	3,926,864	0.1
1,000,000		ONEOK Partners L.P., 6.200%, 09/15/43	764,222	0.0
1,000,000		Petrobras Global Finance BV, 2.000%, 05/20/16	987,500	0.0
250,000		Phillips 66, 4.650%, 11/15/34	234,916	0.0
500,000		Pioneer Natural Resources Co., 3.950%, 07/15/22	457,293	0.0
300,000		Plains All American Pipeline L.P. / PAA Finance Corp., 2.850%, 01/31/23	247,956	0.0
275,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/22	236,414	0.0
750,000		Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/25	656,324	0.0
250,000		Plains All American Pipeline L.P. / PAA Finance Corp., 4.700%, 06/15/44	174,651	0.0
750,000		Shell International Finance BV, 1.125%, 08/21/17	745,105	0.0
500,000		Shell International Finance BV, 2.250%, 11/10/20	493,062	0.0
1,500,000		Shell International Finance BV, 4.125%, 05/11/35	1,435,709	0.1
250,000		Shell International Finance BV, 4.375%, 05/11/45	236,982	0.0
250,000		Southwestern Energy Co., 3.300%, 01/23/18	205,313	0.0
250,000	L	Southwestern Energy Co., 4.050%, 01/23/20	181,563	0.0
250,000		Southwestern Energy Co., 4.950%, 01/23/25	157,813	0.0
600,000		Spectra Energy Partners L.P., 4.500%, 03/15/45	462,613	0.0
250,000		Statoil ASA, 2.250%, 11/08/19	249,349	0.0
250,000		Statoil ASA, 2.750%, 11/10/21	248,828	0.0
500,000		Statoil ASA, 3.950%, 05/15/43	453,451	0.0
2,950,000		Suncor Energy, Inc., 6.500%, 06/15/38	3,165,607	0.1
500,000		Sunoco Logistics Partners Operations L.P., 3.450%, 01/15/23	422,687	0.0
500,000		Sunoco Logistics Partners Operations L.P., 4.400%, 04/01/21	485,149	0.0
500,000		Sunoco Logistics Partners Operations L.P., 4.950%, 01/15/43	358,691	0.0
2,000,000		TC Pipelines L.P., 4.650%, 06/15/21	1,923,554	0.1
500,000		Total Capital Canada Ltd., 2.750%, 07/15/23	480,824	0.0
500,000		Total Capital International SA, 0.750%, 01/25/16	500,002	0.0
500,000		Total Capital International SA, 1.000%, 08/12/16	500,168	0.0
500,000		Total Capital International SA, 2.750%, 06/19/21	498,761	0.0
3,500,000		Total Capital S.A., 4.450%, 06/24/20	3,772,430	0.1
500,000		Total Capital SA, 2.125%, 08/10/18	501,803	0.0
2,000,000		TransCanada PipeLines Ltd., 4.625%, 03/01/34	1,895,456	0.1
1,000,000		TransCanada PipeLines Ltd., 7.625%, 01/15/39	1,229,473	0.1
250,000		TransCanada PipeLines Ltd, 1.875%, 01/12/18	249,172	0.0
1,676,000		Transocean, Inc., 6.800%, 03/15/38	910,546	0.0
1,785,000		Valero Energy Corp., 6.625%, 06/15/37	1,798,661	0.1
400,000		Williams Cos, Inc., 4.550%, 06/24/24	278,416	0.0
500,000		Williams Cos, Inc., 5.750%, 06/24/44	297,645	0.0
400,000		Williams Partners L.P., 3.600%, 03/15/22	315,151	0.0
500,000		Williams Partners L.P., 4.300%, 03/04/24	397,050	0.0
400,000		Williams Partners L.P., 4.000%, 09/15/25	300,097	0.0
500,000		Williams Partners L.P., 5.100%, 09/15/45	329,983	0.0
500,000		Williams Partners L.P., 5.400%, 03/04/44	335,944	0.0
			102,046,429	2.8

		Financial: 7.3%
750,000		ACE INA Holdings, Inc., 2.700%, 03/13/23	733,860	0.0
1,000,000	L	ACE INA Holdings, Inc., 5.800%, 03/15/18	1,085,864	0.1

See Accompanying Notes to Financial Statements

96

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
1,000,000		Aflac, Inc., 3.625%, 06/15/23	1,036,384	0.1
500,000		American International Group, Inc., 2.300%, 07/16/19	496,238	0.0
900,000		American International Group, Inc., 4.500%, 07/16/44	835,586	0.0
1,500,000		American International Group, Inc., 4.875%, 06/01/22	1,623,204	0.1
400,000		Alexandria Real Estate Equities, Inc., 2.750%, 01/15/20	393,720	0.0
1,500,000		Allstate Corp./The, 3.150%, 06/15/23	1,502,176	0.1
6,325,000		American Express Co., 7.000%, 03/19/18	7,018,093	0.2
500,000		American Express Credit Corp., 2.125%, 07/27/18	504,436	0.0
500,000	#	American Honda Finance Corp., 1.500%, 09/11/17	500,697	0.0
250,000		American International Group, Inc., 4.700%, 07/10/35	249,374	0.0
500,000		American International Group, Inc., 4.800%, 07/10/45	485,346	0.0
500,000		American Tower Corp., 3.400%, 02/15/19	513,372	0.0
1,000,000		American Tower Corp., 3.500%, 01/31/23	979,569	0.0
1,250,000		American Tower Corp., 4.500%, 01/15/18	1,304,264	0.1
667,000		American Tower Corp., 4.700%, 03/15/22	702,356	0.0
1,000,000		Aon PLC, 4.450%, 05/24/43	938,982	0.0
500,000		Aon PLC, 4.600%, 06/14/44	483,238	0.0
500,000		Aon PLC, 4.750%, 05/15/45	496,153	0.0
400,000	L	Assured Guaranty US Holdings, Inc., 5.000%, 07/01/24	416,527	0.0
500,000		AvalonBay Communities, Inc., 2.850%, 03/15/23	483,804	0.0
500,000		AvalonBay Communities, Inc., 2.950%, 09/15/22	496,676	0.0
4,050,000		AvalonBay Communities, Inc., 5.700%, 03/15/17	4,235,830	0.1
1,000,000		Bank of America Corp., 2.000%, 01/11/18	999,308	0.0
500,000		Bank of America Corp., 2.650%, 04/01/19	501,493	0.0
4,000,000		Bank of America Corp., 3.300%, 01/11/23	3,949,984	0.1
2,000,000		Bank of America Corp., 3.625%, 03/17/16	2,010,380	0.1
1,000,000		Bank of America Corp., 3.875%, 03/22/17	1,025,854	0.1
1,500,000		Bank of America Corp., 3.950%, 04/21/25	1,463,596	0.1
1,000,000		Bank of America Corp., 4.100%, 07/24/23	1,036,077	0.1
1,000,000		Bank of America Corp., 4.250%, 10/22/26	992,059	0.0
500,000		Bank of America Corp., 4.000%, 04/01/24	512,517	0.0
1,610,000		Bank of America Corp., 5.650%, 05/01/18	1,732,162	0.1
1,900,000		Bank of America Corp., 5.700%, 01/24/22	2,146,567	0.1
1,000,000		Bank of Montreal, 1.300%, 07/15/16	1,002,048	0.0
1,000,000		Bank of Montreal, 1.400%, 09/11/17	999,993	0.0
1,000,000		Bank of New York Mellon Corp., 1.300%, 01/25/18	991,427	0.0
1,000,000		Bank of New York Mellon Corp., 1.350%, 03/06/18	996,942	0.0
1,000,000		Bank of New York Mellon Corp., 2.100%, 08/01/18	1,007,392	0.0
500,000		Bank of Nova Scotia, 1.375%, 12/18/17	497,865	0.0
1,000,000		Bank of Nova Scotia, 1.375%, 07/15/16	1,002,316	0.0
1,000,000		Bank of Nova Scotia, 1.850%, 04/14/20	980,935	0.0
500,000		Bank of Nova Scotia, 2.050%, 06/05/19	496,676	0.0
500,000		Bank of Nova Scotia/The, 4.500%, 12/16/25	498,723	0.0
500,000		Barclays Bank PLC, 3.750%, 05/15/24	510,454	0.0
750,000		Barclays Bank PLC, 5.125%, 01/08/20	825,230	0.0
750,000		Barclays PLC, 2.875%, 06/08/20	749,778	0.0
250,000		Barclays PLC, 5.250%, 08/17/45	255,267	0.0
1,000,000		BB&T Corp., 1.600%, 08/15/17	1,001,422	0.0
250,000		BB&T Corp., 2.450%, 01/15/20	251,808	0.0
1,000,000		BB&T Corp., 3.950%, 03/22/22	1,046,194	0.1
1,000,000		Berkshire Hathaway Finance Corp., 0.950%, 08/15/16	1,000,627	0.0
750,000		Berkshire Hathaway Finance Corp., 1.300%, 05/15/18	744,051	0.0
1,000,000		Berkshire Hathaway Finance Corp., 1.600%, 05/15/17	1,006,726	0.0
500,000		Berkshire Hathaway Finance Corp., 2.000%, 08/15/18	507,670	0.0
1,020,000		Berkshire Hathaway Finance Corp., 3.000%, 05/15/22	1,038,899	0.1
250,000		Berkshire Hathaway, Inc., 0.800%, 02/11/16	250,041	0.0
750,000		Berkshire Hathaway, Inc., 1.550%, 02/09/18	751,585	0.0
500,000		BlackRock, Inc., 5.000%, 12/10/19	553,346	0.0
250,000		BNP Paribas SA, 1.375%, 03/17/17	249,840	0.0

See Accompanying Notes to Financial Statements

97

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
250,000		BNP Paribas SA, 2.450%, 03/17/19	251,428	0.0
500,000		BNP Paribas SA, 3.250%, 03/03/23	500,242	0.0
2,475,000		BNP Paribas, 3.600%, 02/23/16	2,484,103	0.1
4,500,000		Boston Properties L.P., 5.625%, 11/15/20	5,015,592	0.2
500,000		Branch Banking & Trust Co., 3.625%, 09/16/25	505,562	0.0
400,000		Branch Banking & Trust Co., 3.800%, 10/30/26	406,674	0.0
500,000		Brandywine Operating Partnership L.P., 3.950%, 02/15/23	487,732	0.0
500,000		Capital One Financial Corp., 2.450%, 04/24/19	501,413	0.0
500,000		Capital One Financial Corp., 3.200%, 02/05/25	484,540	0.0
500,000		Capital One Financial Corp., 3.750%, 04/24/24	504,384	0.0
500,000		Capital One Financial Corp., 4.200%, 10/29/25	494,916	0.0
550,000		Capital One NA/Mclean VA, 2.350%, 08/17/18	551,470	0.0
1,000,000		Chubb Corp., 6.000%, 05/11/37	1,228,315	0.1
500,000		Citigroup, Inc., 2.500%, 07/29/19	499,725	0.0
2,000,000		Citigroup, Inc., 3.500%, 05/15/23	1,969,746	0.1
500,000		Citigroup, Inc., 3.750%, 06/16/24	510,151	0.0
750,000		Citigroup, Inc., 4.050%, 07/30/22	767,297	0.0
500,000		Citigroup, Inc., 4.300%, 11/20/26	498,923	0.0
1,000,000		Citigroup, Inc., 4.450%, 09/29/27	996,300	0.0
500,000		Citigroup, Inc., 4.400%, 06/10/25	506,209	0.0
700,000		Citigroup, Inc., 4.000%, 08/05/24	695,001	0.0
2,000,000		Citigroup, Inc., 5.300%, 05/06/44	2,086,382	0.1
1,044,000		Citigroup, Inc., 6.125%, 08/25/36	1,182,474	0.1
1,115,000		Citigroup, Inc., 8.125%, 07/15/39	1,598,586	0.1
1,000,000		CME Group, Inc., 3.000%, 09/15/22	1,007,525	0.0
500,000		Comerica Bank, 2.500%, 06/02/20	497,654	0.0
500,000		Comerica, Inc., 2.125%, 05/23/19	496,752	0.0
250,000		Comerica, Inc., 3.800%, 07/22/26	246,740	0.0
500,000		Commonwealth Bank of Australia/New York NY, 1.900%, 09/18/17	502,812	0.0
250,000		Compass Bank, 2.750%, 09/29/19	247,804	0.0
500,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 2.250%, 01/14/19	501,975	0.0
500,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.950%, 11/09/22	506,916	0.0
1,000,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect, 3.375%, 01/19/17	1,022,463	0.1
500,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.375%, 08/04/25	509,582	0.0
5,500,000		Credit Suisse New York, 6.000%, 02/15/18	5,914,551	0.2
1,000,000		Deutsche Bank AG/London, 3.700%, 05/30/24	998,169	0.0
750,000		Deutsche Bank AG, 2.950%, 08/20/20	752,183	0.0
800,000		Discover Bank/Greenwood DE, 2.600%, 11/13/18	800,070	0.0
500,000		Discover Bank/Greenwood DE, 3.100%, 06/04/20	501,874	0.0
500,000		Discover Bank/Greenwood DE, 3.200%, 08/09/21	497,463	0.0
400,000		Discover Bank/Greenwood DE, 4.250%, 03/13/26	404,344	0.0
500,000		Discover Bank/Greenwood DE, 4.200%, 08/08/23	511,662	0.0
500,000		Discover Financial Services, 3.950%, 11/06/24	493,995	0.0
500,000		EPR Properties, 4.500%, 04/01/25	476,581	0.0
500,000		ERP Operating L.P., 3.375%, 06/01/25	495,857	0.0
500,000		ERP Operating L.P., 4.500%, 07/01/44	503,744	0.0
2,000,000		Fifth Third Bancorp, 3.500%, 03/15/22	2,030,254	0.1
400,000		Fifth Third Bancorp, 4.300%, 01/16/24	410,460	0.0
250,000		First Tennessee Bank NA, 2.950%, 12/01/19	248,400	0.0
7,801,000	#	GE Capital International Funding Co., 4.418%, 11/15/35	7,979,393	0.2
430,000		General Electric Capital Corp., 5.875%, 01/14/38	527,435	0.0
1,861,000		General Electric Capital Corp., 6.750%, 03/15/32	2,435,550	0.1
500,000		Goldman Sachs Group, Inc., 2.550%, 10/23/19	500,358	0.0
2,050,000		Goldman Sachs Group, Inc., 3.625%, 01/22/23	2,077,267	0.1
500,000		Goldman Sachs Group, Inc., 3.750%, 05/22/25	504,503	0.0
1,000,000		Goldman Sachs Group, Inc., 3.850%, 07/08/24	1,022,792	0.1
500,000		Goldman Sachs Group, Inc., 5.150%, 05/22/45	487,160	0.0

See Accompanying Notes to Financial Statements

98

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
750,000		Goldman Sachs Group, Inc., 5.750%, 01/24/22	854,093	0.0
4,840,000		Goldman Sachs Group, Inc., 6.150%, 04/01/18	5,258,675	0.2
4,000,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	4,686,804	0.2
1,350,000		Hartford Financial Services Group, Inc., 5.375%, 03/15/17	1,408,493	0.1
500,000		HCP, Inc., 2.625%, 02/01/20	492,952	0.0
3,400,000		HCP, Inc., 3.750%, 02/01/16	3,404,845	0.1
250,000		HCP, Inc., 3.875%, 08/15/24	242,742	0.0
500,000		HCP, Inc., 4.000%, 06/01/25	489,434	0.0
500,000		Hospitality Properties Trust, 4.500%, 06/15/23	498,323	0.0
500,000		Hospitality Properties Trust, 5.000%, 08/15/22	514,277	0.0
750,000		Host Hotels & Resorts L.P., 3.750%, 10/15/23	724,364	0.0
3,400,000		HSBC Holdings PLC, 6.500%, 09/15/37	4,092,101	0.1
1,000,000		HSBC USA, Inc., 1.625%, 01/16/18	995,435	0.0
250,000		HSBC USA, Inc., 2.250%, 06/23/19	249,043	0.0
250,000		HSBC USA, Inc., 3.500%, 06/23/24	251,764	0.0
1,000,000		Huntington National Bank, 1.350%, 08/02/16	1,000,198	0.0
1,000,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	1,001,867	0.0
3,500,000	#	Hyundai Capital Services, Inc., 4.375%, 07/27/16	3,549,634	0.1
500,000		Jefferies Group LLC, 5.125%, 04/13/18	520,646	0.0
900,000		Jefferies Group, Inc., 5.125%, 01/20/23	894,303	0.0
2,700,000		John Deere Capital Corp., 2.250%, 06/07/16	2,715,155	0.1
1,500,000		JPMorgan Chase & Co., 1.625%, 05/15/18	1,489,482	0.1
1,000,000		JPMorgan Chase & Co., 2.750%, 06/23/20	1,005,279	0.0
1,500,000		JPMorgan Chase & Co., 3.375%, 05/01/23	1,477,427	0.1
500,000		JPMorgan Chase & Co., 3.875%, 09/10/24	498,536	0.0
1,000,000		JPMorgan Chase & Co., 4.125%, 12/15/26	1,000,383	0.0
1,000,000		JPMorgan Chase & Co., 4.250%, 10/01/27	1,000,866	0.0
4,000,000		JPMorgan Chase & Co., 4.500%, 01/24/22	4,317,904	0.1
7,375,000		JPMorgan Chase & Co., 5.500%, 10/15/40	8,364,666	0.3
750,000		KeyBank NA/Cleveland OH, 1.650%, 02/01/18	747,719	0.0
2,000,000		KFW, 1.875%, 11/30/20	1,993,314	0.1
400,000		Kilroy Realty L.P., 4.250%, 08/15/29	392,982	0.0
250,000		Kilroy Realty L.P., 4.375%, 10/01/25	253,749	0.0
1,500,000		Lincoln National Corp., 4.200%, 03/15/22	1,570,596	0.1
500,000		Lloyds Bank PLC, 3.500%, 05/14/25	502,729	0.0
250,000		Manufacturers & Traders Trust Co., 2.250%, 07/25/19	249,369	0.0
1,000,000		Markel Corp., 3.625%, 03/30/23	988,323	0.0
400,000		Marsh & McLennan Cos, Inc., 3.500%, 03/10/25	394,784	0.0
500,000		MetLife, Inc., 3.048%, 12/15/22	499,746	0.0
500,000		MetLife, Inc., 3.600%, 04/10/24	513,935	0.0
500,000		MetLife, Inc., 4.050%, 03/01/45	464,393	0.0
400,000		MetLife, Inc., 4.125%, 08/13/42	380,161	0.0
300,000		MetLife, Inc., 4.721%, 12/15/44	307,107	0.0
5,495,000		MetLife, Inc., 6.750%, 06/01/16	5,621,138	0.2
1,000,000		MetLife, Inc., 3.600%, 11/13/25	1,008,922	0.1
1,500,000		Morgan Stanley, 2.125%, 04/25/18	1,504,200	0.1
500,000		Morgan Stanley, 3.700%, 10/23/24	503,388	0.0
1,000,000		Morgan Stanley, 4.100%, 05/22/23	1,012,532	0.1
500,000		Morgan Stanley, 4.350%, 09/08/26	502,996	0.0
800,000		Morgan Stanley, 4.875%, 11/01/22	850,758	0.0
10,500,000		Morgan Stanley, 6.625%, 04/01/18	11,520,747	0.3
500,000		MUFG Union Bank NA, 2.250%, 05/06/19	499,450	0.0
500,000		National Australia Bank Ltd/New York, 1.300%, 07/25/16	501,278	0.0
500,000		National Retail Properties, Inc., 3.900%, 06/15/24	495,720	0.0
300,000		National Retail Properties, Inc., 4.000%, 11/15/25	295,347	0.0
250,000		National Rural Utilities Cooperative Finance Corp., 2.300%, 11/01/20	247,859	0.0
300,000		Northern Trust Corp., 2.375%, 08/02/22	294,879	0.0
250,000		Northern Trust Corp., 3.950%, 10/30/25	262,276	0.0
1,000,000		NYSE Euronext, 2.000%, 10/05/17	1,001,856	0.0
500,000		PNC Bank NA, 2.700%, 11/01/22	486,774	0.0
1,000,000		PNC Bank NA, 2.950%, 01/30/23	971,097	0.0
500,000	+	PNC Financial Services Group, Inc., 2.854%, 11/09/22	494,284	0.0
500,000		PNC Funding Corp., 3.300%, 03/08/22	512,409	0.0
500,000		Primerica, Inc., 4.750%, 07/15/22	529,367	0.0

See Accompanying Notes to Financial Statements

99

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
300,000		Principal Financial Group, Inc., 1.850%, 11/15/17	300,378	0.0
300,000		Principal Financial Group, Inc., 3.125%, 05/15/23	294,422	0.0
1,000,000		Principal Financial Group, Inc., 3.300%, 09/15/22	999,677	0.0
1,000,000		Private Export Funding Corp., 1.450%, 08/15/19	980,809	0.0
1,000,000		Private Export Funding Corp., 2.250%, 03/15/20	1,008,121	0.1
1,000,000		Private Export Funding Corp., 2.300%, 09/15/20	1,007,122	0.0
1,000,000		Private Export Funding Corp., 3.250%, 06/15/25	1,028,089	0.1
1,000,000		Private Export Funding Corp., 3.550%, 01/15/24	1,055,859	0.1
500,000		ProLogis L.P., 2.750%, 02/15/19	505,663	0.0
500,000		ProLogis L.P., 4.250%, 08/15/23	526,984	0.0
400,000		Protective Life Corp., 7.375%, 10/15/19	463,247	0.0
500,000		Prudential Financial, Inc., 5.375%, 05/15/45	500,000	0.0
3,800,000		Prudential Financial, Inc., 6.200%, 11/15/40	4,498,364	0.1
400,000		Realty Income Corp., 3.875%, 07/15/24	393,371	0.0
300,000		Realty Income Corp., 4.125%, 10/15/26	301,826	0.0
750,000		Royal Bank of Canada, 1.500%, 01/16/18	746,770	0.0
500,000		Royal Bank of Scotland PLC/The, 1.875%, 03/31/17	498,076	0.0
500,000		Santander Holdings USA, Inc./PA, 2.650%, 04/17/20	491,042	0.0
400,000		Santander Issuances SAU, 5.179%, 11/19/25	394,741	0.0
250,000		Senior Housing Properties Trust, 3.250%, 05/01/19	249,361	0.0
250,000		Senior Housing Properties Trust, 4.750%, 05/01/24	243,980	0.0
1,000,000		Simon Property Group L.P., 3.375%, 03/15/22	1,031,982	0.1
500,000		Simon Property Group L.P., 4.250%, 10/01/44	498,612	0.0
1,500,000		State Street Corp., 3.100%, 05/15/23	1,484,735	0.1
500,000		State Street Corp., 3.550%, 08/18/25	516,430	0.0
500,000		SunTrust Bank/Atlanta GA, 2.750%, 05/01/23	479,132	0.0
250,000		SunTrust Banks, Inc., 2.500%, 05/01/19	251,468	0.0
250,000		Synchrony Financial, 4.500%, 07/23/25	250,023	0.0
3,000,000		Travelers Cos, Inc., 3.900%, 11/01/20	3,189,717	0.1
700,000		UBS AG/Stamford CT, 2.375%, 08/14/19	699,782	0.0
500,000	#	UBS Group Funding Jersey Ltd., 2.950%, 09/24/20	495,927	0.0
750,000		US Bancorp, 2.950%, 07/15/22	746,348	0.0
1,000,000		US Bancorp, 3.000%, 03/15/22	1,021,410	0.1
500,000		US Bancorp, 5.125%, 12/29/49	502,975	0.0
500,000		Ventas Realty L.P. / Ventas Capital Corp., 2.700%, 04/01/20	493,651	0.0
600,000		Ventas Realty L.P. / Ventas Capital Corp., 3.250%, 08/15/22	584,951	0.0
250,000		Ventas Realty L.P., 3.500%, 02/01/25	239,864	0.0
500,000		Ventas Realty L.P., 4.125%, 01/15/26	499,428	0.0
1,100,000		Visa, Inc., 2.200%, 12/14/20	1,099,932	0.1
1,000,000		Visa, Inc., 2.800%, 12/14/22	1,002,719	0.0
500,000		Visa, Inc., 3.150%, 12/14/25	501,681	0.0
500,000		Visa, Inc., 4.150%, 12/14/35	505,756	0.0
500,000		Visa, Inc., 4.300%, 12/14/45	508,066	0.0
500,000		Wells Fargo & Co., 4.300%, 07/22/27	511,518	0.0
500,000		Wells Fargo & Co., 4.900%, 11/17/45	505,842	0.0
1,000,000		Wells Fargo & Co., 3.450%, 02/13/23	1,003,652	0.0
8,000,000		Wells Fargo & Co., 4.600%, 04/01/21	8,727,152	0.3
3,983,000		Wells Fargo & Co., 5.606%, 01/15/44	4,433,322	0.1
500,000		Welltower, Inc., 2.250%, 03/15/18	499,823	0.0
500,000		Welltower, Inc., 4.000%, 06/01/25	492,867	0.0
1,000,000		Westpac Banking Corp., 1.600%, 01/12/18	998,617	0.0
500,000		Westpac Banking Corp., 2.000%, 08/14/17	503,344	0.0
1,000,000		WR Berkley Corp., 4.625%, 03/15/22	1,058,001	0.1
400,000		XLIT Ltd., 2.300%, 12/15/18	400,409	0.0
			267,547,367	7.3

		Industrial: 1.7%
500,000		3M Co., 2.000%, 06/26/22	486,968	0.0
200,000		3M Co., 3.875%, 06/15/44	195,294	0.0
1,300,000		Agilent Technologies, Inc., 3.200%, 10/01/22	1,270,056	0.1
1,000,000		Agilent Technologies, Inc., 3.875%, 07/15/23	1,002,966	0.1
398,000		Agilent Technologies, Inc., 6.500%, 11/01/17	425,018	0.0
400,000		Arrow Electronics, Inc., 3.500%, 04/01/22	385,851	0.0
750,000		Boeing Capital Corp., 4.700%, 10/27/19	823,505	0.0

See Accompanying Notes to Financial Statements

100

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
500,000	Boeing Co., 3.300%, 03/01/35	457,389	0.0
500,000	Burlington Northern Santa Fe LLC, 4.700%, 09/01/45	500,559	0.0
500,000	Burlington Northern Santa Fe, LLC, 3.000%, 03/15/23	493,621	0.0
4,000,000	Burlington Northern Santa Fe, LLC, 3.450%, 09/15/21	4,095,616	0.1
500,000	Burlington Northern Santa Fe, LLC, 4.375%, 09/01/42	474,526	0.0
500,000	Burlington Northern Santa Fe, LLC, 4.450%, 03/15/43	477,288	0.0
400,000	Burlington Northern Santa Fe, LLC, 4.900%, 04/01/44	411,719	0.0
1,000,000	Canadian National Railway Co., 2.250%, 11/15/22	961,010	0.1
750,000	Canadian Pacific Railway Co., 4.800%, 08/01/45	732,254	0.0
750,000	Canadian Pacific Railway Co., 4.800%, 09/15/35	742,932	0.0
1,000,000	Caterpillar Financial Services Corp., 1.250%, 11/06/17	996,503	0.1
300,000	Caterpillar Financial Services Corp., 1.300%, 03/01/18	298,203	0.0
300,000	Caterpillar Financial Services Corp., 2.625%, 03/01/23	289,639	0.0
500,000	Caterpillar Financial Services Corp., 3.750%, 11/24/23	520,996	0.0
300,000	Caterpillar, Inc., 1.500%, 06/26/17	300,605	0.0
1,500,000	Caterpillar, Inc., 2.600%, 06/26/22	1,473,489	0.1
250,000	Caterpillar, Inc., 3.400%, 05/15/24	253,646	0.0
250,000	Caterpillar, Inc., 4.300%, 05/15/44	241,827	0.0
500,000	CSX Corp., 3.950%, 05/01/50	424,676	0.0
1,000,000	CSX Corp., 4.100%, 03/15/44	909,321	0.0
1,000,000	CSX Corp., 4.400%, 03/01/43	944,439	0.0
1,580,000	Cummins, Inc., 7.125%, 03/01/28	2,073,595	0.1
1,010,000	Dover Corp., 4.300%, 03/01/21	1,089,190	0.1
250,000	FedEx Corp., 2.300%, 02/01/20	251,314	0.0
200,000	FedEx Corp., 3.875%, 08/01/42	173,636	0.0
500,000	FedEx Corp., 4.750%, 11/15/45	497,007	0.0
500,000	General Dynamics Corp., 1.000%, 11/15/17	498,604	0.0
500,000	General Dynamics Corp., 2.250%, 11/15/22	481,483	0.0
500,000	General Dynamics Corp., 3.600%, 11/15/42	461,542	0.0
500,000	General Electric Co., 2.700%, 10/09/22	498,686	0.0
879,000	General Electric Co., 5.250%, 12/06/17	938,838	0.0
2,600,000	Honeywell International, Inc., 5.375%, 03/01/41	3,088,504	0.1
500,000	Illinois Tool Works, Inc., 3.500%, 03/01/24	514,582	0.0
500,000	Illinois Tool Works, Inc., 3.900%, 09/01/42	475,173	0.0
250,000	Ingersoll-Rand Luxembourg Finance SA, 2.625%, 05/01/20	246,613	0.0
250,000	Ingersoll-Rand Luxembourg Finance SA, 4.650%, 11/01/44	240,048	0.0
750,000	John Deere Capital Corp., 2.800%, 03/04/21	752,479	0.0
500,000	John Deere Capital Corp., 3.350%, 06/12/24	508,916	0.0
500,000	Kennametal, Inc., 2.650%, 11/01/19	487,169	0.0
800,000	L-3 Communications Corp., 4.950%, 02/15/21	825,386	0.0
1,000,000	Lockheed Martin Corp., 3.350%, 09/15/21	1,026,373	0.1
250,000	Lockheed Martin Corp., 3.600%, 03/01/35	224,301	0.0
1,500,000	Lockheed Martin Corp., 4.070%, 12/15/42	1,393,677	0.1
500,000	Lockheed Martin Corp., 2.500%, 11/23/20	498,809	0.0
500,000	Lockheed Martin Corp., 3.100%, 01/15/23	500,506	0.0
1,000,000	Lockheed Martin Corp., 3.550%, 01/15/26	1,007,200	0.1
500,000	Lockheed Martin Corp., 4.500%, 05/15/36	507,491	0.0
500,000	Lockheed Martin Corp., 4.700%, 05/15/46	516,594	0.0
2,000,000	Norfolk Southern Corp., 3.950%, 10/01/42	1,728,084	0.1
500,000	Norfolk Southern Corp., 4.450%, 06/15/45	472,688	0.0
1,000,000	Norfolk Southern Corp., 4.800%, 08/15/43	975,164	0.1
500,000	Northrop Grumman Corp., 3.850%, 04/15/45	451,446	0.0
200,000	Packaging Corp. of America, 3.650%, 09/15/24	194,816	0.0
250,000	Parker-Hannifin Corp., 4.200%, 11/21/34	254,227	0.0
3,800,000	Raytheon Co., 3.125%, 10/15/20	3,941,911	0.1
2,000,000	Republic Airways Holdings, Inc., 5.250%, 11/15/21	2,215,006	0.1
500,000	Roper Industries, Inc., 1.850%, 11/15/17	497,642	0.0
1,250,000	Roper Industries, Inc., 2.050%, 10/01/18	1,242,875	0.1
500,000	Ryder System, Inc., 2.450%, 09/03/19	493,168	0.0
500,000	Ryder System, Inc., 2.500%, 03/01/17	503,491	0.0

See Accompanying Notes to Financial Statements

101

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial: (continued)
350,000		Ryder System, Inc., 2.500%, 03/01/18	349,625	0.0
500,000		Ryder System, Inc., 2.500%, 05/11/20	487,658	0.0
300,000		Stanley Black & Decker, Inc., 2.900%, 11/01/22	294,460	0.0
750,000		Textron, Inc., 3.650%, 03/01/21	755,911	0.0
500,000		Thermo Fisher Scientific, Inc., 1.850%, 01/15/18	498,716	0.0
250,000		Thermo Fisher Scientific, Inc., 2.400%, 02/01/19	250,142	0.0
400,000		Thermo Fisher Scientific, Inc., 3.300%, 02/15/22	399,797	0.0
250,000		Thermo Fisher Scientific, Inc., 4.150%, 02/01/24	260,248	0.0
250,000		Tyco International Finance S.A., 5.125%, 09/14/45	260,376	0.0
250,000		Union Pacific Corp., 2.250%, 02/15/19	251,945	0.0
500,000		Union Pacific Corp., 2.750%, 04/15/23	494,956	0.0
250,000		Union Pacific Corp., 3.375%, 02/01/35	226,253	0.0
250,000		Union Pacific Corp., 3.750%, 03/15/24	262,571	0.0
750,000		Union Pacific Corp., 4.050%, 11/15/45	727,483	0.0
500,000		Union Pacific Corp., 4.250%, 04/15/43	502,518	0.0
250,000		Union Pacific Corp., 4.850%, 06/15/44	271,935	0.0
400,000		United Parcel Service, Inc., 1.125%, 10/01/17	399,826	0.0
500,000		United Technologies Corp., 1.800%, 06/01/17	502,947	0.0
750,000		United Technologies Corp., 3.100%, 06/01/22	764,325	0.0
500,000		United Technologies Corp., 4.150%, 05/15/45	478,780	0.0
500,000		United Technologies Corp., 4.500%, 06/01/42	504,669	0.0
406,000		United Technologies Corp., 6.125%, 07/15/38	495,698	0.0
			62,778,989	1.7

		Technology: 1.0%
500,000		Analog Devices, Inc., 3.900%, 12/15/25	505,634	0.0
1,500,000		Apple Inc., 1.000%, 05/03/18	1,488,732	0.1
250,000		Apple, Inc., 1.050%, 05/05/17	250,205	0.0
500,000		Apple, Inc., 2.100%, 05/06/19	506,210	0.0
500,000		Apple, Inc., 2.150%, 02/09/22	485,898	0.0
1,000,000		Apple, Inc., 2.400%, 05/03/23	975,910	0.1
500,000		Apple, Inc., 2.850%, 05/06/21	512,660	0.0
500,000		Apple, Inc., 3.450%, 02/09/45	431,553	0.0
500,000		Apple, Inc., 3.450%, 05/06/24	518,579	0.0
1,000,000		Apple, Inc., 3.850%, 05/04/43	923,635	0.0
400,000		Apple, Inc., 4.375%, 05/13/45	404,585	0.0
500,000		Apple, Inc., 4.450%, 05/06/44	505,732	0.0
500,000		Applied Materials, Inc., 3.900%, 10/01/25	503,598	0.0
600,000		Autodesk, Inc., 1.950%, 12/15/17	598,314	0.0
400,000		Autodesk, Inc., 3.600%, 12/15/22	389,320	0.0
250,000		Autodesk, Inc., 4.375%, 06/15/25	246,163	0.0
3,500,000		Broadcom Corp., 2.700%, 11/01/18	3,515,190	0.1
750,000		EMC Corp./MA, 1.875%, 06/01/18	700,130	0.0
750,000		EMC Corp./MA, 2.650%, 06/01/20	666,716	0.0
500,000		Fidelity National Information Services, Inc., 3.625%, 10/15/20	507,274	0.0
321,000		Hewlett-Packard Co., 3.750%, 12/01/20	318,931	0.0
500,000	#	HP Enterprise Co., 3.600%, 10/15/20	501,738	0.0
500,000	#	HP Enterprise Co., 4.400%, 10/15/22	498,865	0.0
1,000,000		International Business Machines Corp., 1.625%, 05/15/20	975,894	0.1
500,000		International Business Machines Corp., 1.875%, 05/15/19	499,660	0.0
1,000,000		International Business Machines Corp., 3.375%, 08/01/23	1,016,828	0.1
600,000		Intel Corp., 1.350%, 12/15/17	601,003	0.0
260,000		Intel Corp., 3.700%, 07/29/25	269,294	0.0
250,000		Intel Corp., 4.900%, 07/29/45	264,902	0.0
400,000		Lam Research Corp., 3.800%, 03/15/25	377,550	0.0
750,000		Microsoft Corp., 1.000%, 05/01/18	744,261	0.0
1,000,000		Microsoft Corp., 2.375%, 05/01/23	971,801	0.1
500,000		Microsoft Corp., 3.125%, 11/03/25	503,526	0.0
250,000		Microsoft Corp., 3.500%, 02/12/35	231,565	0.0
750,000		Microsoft Corp., 3.625%, 12/15/23	789,385	0.0
250,000		Microsoft Corp., 3.750%, 02/12/45	230,946	0.0
1,000,000		Microsoft Corp., 4.200%, 11/03/35	1,022,439	0.1
1,000,000		Microsoft Corp., 4.450%, 11/03/45	1,033,850	0.1
250,000		Microsoft Corp., 4.875%, 12/15/43	271,430	0.0
300,000		NetApp Inc., 2.000%, 12/15/17	298,157	0.0
250,000		NetApp, Inc., 3.375%, 06/15/21	244,454	0.0
1,000,000		Oracle Corp., 1.200%, 10/15/17	1,000,843	0.1

See Accompanying Notes to Financial Statements

102

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
500,000		Oracle Corp., 2.250%, 10/08/19	505,672	0.0
500,000		Oracle Corp., 2.500%, 10/15/22	488,797	0.0
750,000		Oracle Corp., 2.800%, 07/08/24	760,320	0.0
750,000		Oracle Corp., 2.950%, 05/15/25	733,156	0.0
500,000		Oracle Corp., 3.400%, 07/08/21	508,543	0.0
750,000		Oracle Corp., 3.900%, 05/15/35	704,911	0.0
750,000		Oracle Corp., 4.125%, 05/15/45	711,599	0.0
600,000		Oracle Corp., 4.300%, 07/08/34	597,586	0.0
1,500,000		Oracle Corp., 5.375%, 07/15/40	1,672,124	0.1
500,000		Qualcomm, Inc., 3.000%, 05/20/22	495,683	0.0
850,000		Qualcomm, Inc., 4.650%, 05/20/35	789,370	0.0
350,000		Qualcomm, Inc., 4.800%, 05/20/45	311,813	0.0
250,000		Xerox Corp., 2.750%, 03/15/19	245,733	0.0
400,000		Xerox Corp., 2.750%, 09/01/20	377,349	0.0
400,000		Xerox Corp., 2.800%, 05/15/20	381,849	0.0
400,000		Xerox Corp., 2.950%, 03/15/17	403,103	0.0
500,000		Xerox Corp., 3.500%, 08/20/20	488,754	0.0
400,000	L	Xerox Corp., 3.800%, 05/15/24	372,461	0.0
250,000	L	Xerox Corp., 4.800%, 03/01/35	229,244	0.0
465,000		Xerox Corp., 6.350%, 05/15/18	497,456	0.0
			38,578,883	1.0

		Utilities: 2.2%
500,000		Alabama Power Co., 4.150%, 08/15/44	476,340	0.0
300,000		Ameren Illinois Co., 2.700%, 09/01/22	295,405	0.0
250,000		Ameren Illinois Co., 4.300%, 07/01/44	251,804	0.0
500,000		Appalachian Power Co., 4.400%, 05/15/44	472,412	0.0
750,000		Appalachian Power Co., 4.450%, 06/01/45	714,795	0.0
250,000		Arizona Public Service Co., 2.200%, 01/15/20	247,862	0.0
400,000		Arizona Public Service Co., 3.350%, 06/15/24	406,825	0.0
500,000	L	Atmos Energy Corp., 4.125%, 10/15/44	479,971	0.0
1,000,000	L	Baltimore Gas & Electric Co., 3.350%, 07/01/23	1,013,730	0.1
250,000		CMS Energy Corp., 3.875%, 03/01/24	254,341	0.0
250,000		CMS Energy Corp., 4.875%, 03/01/44	254,475	0.0
500,000		Consolidated Edison Co. of New York, Inc., 4.450%, 03/15/44	500,773	0.0
500,000		Consolidated Edison Co. of New York, Inc., 4.500%, 12/01/45	507,363	0.0
400,000		Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/54	394,303	0.0
300,000		Consumers Energy Co., 2.850%, 05/15/22	297,356	0.0
250,000		Delmarva Power & Light Co., 3.500%, 11/15/23	257,193	0.0
200,000		Dominion Gas Holdings LLC, 2.500%, 12/15/19	199,921	0.0
500,000		Dominion Gas Holdings LLC, 2.800%, 11/15/20	502,005	0.0
200,000		Dominion Gas Holdings LLC, 3.600%, 12/15/24	198,312	0.0
250,000		DTE Electric Co., 4.300%, 07/01/44	254,502	0.0
400,000		DTE Energy Co., 3.500%, 06/01/24	401,448	0.0
400,000		DTE Energy Co., 3.850%, 12/01/23	411,734	0.0
300,000		Duke Energy Corp., 1.625%, 08/15/17	299,727	0.0
400,000		Duke Energy Corp., 2.100%, 06/15/18	400,765	0.0
500,000		Duke Energy Corp., 3.950%, 10/15/23	515,760	0.0
750,000		Duke Energy Progress LLC, 4.200%, 08/15/45	740,760	0.0
150,000		Duke Energy Progress, Inc., 4.150%, 12/01/44	146,860	0.0
1,500,000		Duke Energy Progress, Inc., 4.375%, 03/30/44	1,525,957	0.1
500,000		Duke Energy Corp., 4.800%, 12/15/45	507,191	0.0
500,000		Empresa Nacional de Electricidad SA/Chile, 4.250%, 04/15/24	495,635	0.0
400,000		Entergy Arkansas, Inc., 3.700%, 06/01/24	408,596	0.0
1,000,000		Entergy Corp., 4.700%, 01/15/17	1,025,655	0.1
1,500,000	#	Exelon Corp., 4.950%, 06/15/35	1,508,652	0.1
750,000	#	Exelon Corp., 5.100%, 06/15/45	751,127	0.0
5,260,000		Exelon Generation Co., LLC, 5.200%, 10/01/19	5,672,473	0.2
500,000		Florida Power & Light Co., 3.250%, 06/01/24	511,251	0.0
750,000		Florida Power & Light Co., 3.800%, 12/15/42	711,879	0.0
2,000,000		Florida Power & Light Co., 4.050%, 06/01/42	1,973,090	0.1
250,000		ITC Holdings Corp., 3.650%, 06/15/24	246,833	0.0
500,000		Jersey Central Power & Light Co., 6.150%, 06/01/37	534,162	0.0
5,005,000		Kentucky Utilities Co., 5.125%, 11/01/40	5,613,983	0.2
3,765,000		Midamerican Energy Holdings Co., 6.125%, 04/01/36	4,401,217	0.1
2,000,000		Mississippi Power Co., 4.250%, 03/15/42	1,534,394	0.1
250,000	#	Monongahela Power Co., 5.400%, 12/15/43	279,484	0.0

See Accompanying Notes to Financial Statements

103

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
1,000,000		National Fuel Gas Co., 5.200%, 07/15/25	919,414	0.0
500,000		Northern States Power Co/MN, 4.125%, 05/15/44	497,217	0.0
500,000		Northern States Power Co/WI, 3.300%, 06/15/24	505,574	0.0
3,595,000		Ohio Power Co., 5.375%, 10/01/21	4,008,389	0.1
250,000		Oklahoma Gas & Electric Co., 4.000%, 12/15/44	235,098	0.0
250,000		Oklahoma Gas & Electric Co., 4.550%, 03/15/44	255,397	0.0
750,000		Oncor Electric Delivery Co. LLC, 4.100%, 06/01/22	780,504	0.0
1,000,000		Pacific Gas & Electric Co., 3.250%, 06/15/23	1,004,328	0.1
3,850,000		Pacific Gas & Electric Co., 3.500%, 10/01/20	4,007,865	0.1
500,000		Pacific Gas & Electric Co., 4.300%, 03/15/45	495,533	0.0
500,000		Pacific Gas & Electric Co., 4.750%, 02/15/44	521,580	0.0
750,000		PECO Energy Co., 4.150%, 10/01/44	738,386	0.0
250,000		Piedmont Natural Gas Co., 4.100%, 09/18/34	243,971	0.0
500,000		PPL Capital Funding, Inc., 1.900%, 06/01/18	495,635	0.0
2,000,000		Progress Energy, Inc., 4.400%, 01/15/21	2,118,624	0.1
3,410,000		Public Service Co. of Colorado, 3.200%, 11/15/20	3,524,644	0.1
1,000,000		Public Service Electric & Gas Co., 2.375%, 05/15/23	959,009	0.1
750,000	L	Public Service Electric & Gas Co., 3.800%, 01/01/43	707,933	0.0
250,000		Public Service Electric & Gas Co., 4.000%, 06/01/44	243,909	0.0
2,700,000		SCANA Corp., 4.750%, 05/15/21	2,802,489	0.1
500,000		Sempra Energy, 2.850%, 11/15/20	499,069	0.0
750,000		Sempra Energy, 3.550%, 06/15/24	747,278	0.0
250,000		Sempra Energy, 3.750%, 11/15/25	250,048	0.0
250,000		South Carolina Electric & Gas Co., 5.100%, 06/01/65	260,988	0.0
1,807,340		Southaven Combined Cycle Generation LLC, 3.846%, 08/15/33	1,881,692	0.1
3,915,000		Southern California Edison Co., 3.875%, 06/01/21	4,146,212	0.1
500,000		Southern California Edison Co., 3.900%, 03/15/43	477,800	0.0
500,000		Southern California Edison Co., 4.650%, 10/01/43	529,079	0.0
500,000		Southern Co., 2.750%, 06/15/20	495,586	0.0
500,000		Southern Power Co., 4.150%, 12/01/25	500,409	0.0
250,000		Union Electric Co., 3.500%, 04/15/24	257,823	0.0
300,000		Union Electric Co., 3.900%, 09/15/42	286,116	0.0
500,000		Virginia Electric and Power Co., 1.200%, 01/15/18	495,164	0.0
500,000		Virginia Electric and Power Co., 4.450%, 02/15/44	515,418	0.0
1,533,000		Virginia Electric and Power Co., 6.000%, 05/15/37	1,881,094	0.1
1,000,000		Westar Energy, Inc., 4.125%, 03/01/42	983,913	0.1
500,000		Westar Energy, Inc., 4.625%, 09/01/43	528,693	0.0
250,000		Wisconsin Electric Power Co., 4.250%, 06/01/44	253,457	0.0
500,000		Wisconsin Power & Light Co., 4.100%, 10/15/44	488,059	0.0
			79,141,718	2.2

	Total Corporate Bonds/Notes
	(Cost $927,995,391)		925,936,484	25.2

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.2%
383,114		Banc of America Commercial Mortgage, Inc., 5.558%, 06/10/49	394,091	0.0
2,269,960		Banc of America Commercial Mortgage, Inc., 5.414%, 09/10/47	2,297,283	0.1
1,399,324		Banc of America Commercial Mortgage, Inc., 5.889%, 07/10/44	1,407,271	0.0
249,411		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.369%, 10/10/45	249,682	0.0
785,039		Bear Stearns Commercial Mortgage Securities, 5.620%, 04/12/38	785,430	0.0
3,000,000		Citigroup Commercial Mortgage Trust, 4.023%, 03/10/47	3,160,172	0.1
1,994,000		Citigroup Commercial Mortgage Trust, 5.710%, 12/10/49	2,062,490	0.1
925,175		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.886%, 11/15/44	960,467	0.0
1,115,000		Commercial Mortgage Pass Through Certificates, 3.288%, 12/10/44	1,142,587	0.0
1,215,000	#	Core Industrial Trust 2015-CALW A, 3.040%, 02/10/34	1,211,070	0.0

See Accompanying Notes to Financial Statements

104

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
940,721		Credit Suisse Mortgage Capital Certificates, 5.311%, 12/15/39	951,116	0.0
2,000,000		Credit Suisse Mortgage Capital Certificates, 5.509%, 09/15/39	2,038,370	0.1
963,660		Credit Suisse Mortgage Capital Certificates, 5.949%, 09/15/39	1,003,931	0.0
999,300		CW Capital Cobalt Ltd., 5.766%, 05/15/46	1,038,733	0.0
471,847		DBUBS Mortgage Trust, 3.642%, 08/10/44	473,803	0.0
2,109,885		Greenwich Capital Commercial Funding Corp., 5.444%, 03/10/39	2,158,427	0.1
2,000,000		Greenwich Capital Commercial Funding Corp., 5.475%, 03/10/39	2,047,840	0.1
1,258,868		Greenwich Capital Commercial Funding Corp., 5.826%, 07/10/38	1,264,941	0.0
595,000		GS Mortgage Securities Corp. II, 2.773%, 11/10/45	587,182	0.0
138,417		GS Mortgage Securities Corp. II, 5.560%, 11/10/39	138,274	0.0
3,135,815		GS Mortgage Securities Corp. II, 5.795%, 08/10/45	3,225,213	0.1
613,594		JP Morgan Chase Commercial Mortgage Securities Corp. 2006-CB16 A4, 5.552%, 05/12/45	621,028	0.0
1,100,256		JPMorgan Chase Commercial Mortgage Securities Corp., 5.336%, 05/15/47	1,121,333	0.0
2,069,075		JPMorgan Chase Commercial Mortgage Securities Corp., 5.440%, 06/12/47	2,120,100	0.1
253,420		JPMorgan Chase Commercial Mortgage Securities Corp., 5.688%, 02/12/51	258,819	0.0
1,685,370		JPMorgan Chase Commercial Mortgage Securities Corp., 5.695%, 02/12/49	1,739,901	0.1
1,735,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.204%, 12/12/49	1,781,393	0.1
410,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.877%, 08/12/49	427,687	0.0
3,200,000		Morgan Stanley Bank of America Merrill Lynch Trust, 3.134%, 12/15/48	3,212,030	0.1
2,000,000	#	Morgan Stanley Capital I Trust 2011-C3 E, 5.178%, 07/15/49	2,043,542	0.1
153,992		Morgan Stanley Capital I, 5.331%, 03/15/44	153,864	0.0
313,398	#	Morgan Stanley Re-REMIC Trust 2010-C30 A3B, 5.246%, 12/17/43	312,931	0.0
205,000		Morgan Stanley Capital I Trust 2007-HQ11, 5.447%, 02/12/44	209,788	0.0
303,354		Wachovia Bank Commercial Mortgage Trust, 5.308%, 11/15/48	307,708	0.0
320,000		WF-RBS Commercial Mortgage Trust, 3.667%, 11/15/44	333,461	0.0

	Total Collateralized Mortgage Obligations
	(Cost $40,237,979)		43,241,958	1.2

MUNICIPAL BONDS: 0.9%
		California: 0.2%
4,335,000		State of California, 7.550%, 04/01/39	6,301,660	0.2

		Connecticut: 0.1%
3,735,000		State of Connecticut, 5.850%, 03/15/32	4,370,099	0.1

		New Jersey: 0.2%
3,425,000		New Jersey State Turnpike Authority, 7.102%, 01/01/41	4,717,355	0.1
2,335,000		Port Authority of New York & New Jersey, 4.926%, 10/01/51	2,477,155	0.1
			7,194,510	0.2

		New York: 0.2%
3,495,000		Metropolitan Transportation Authority, 6.814%, 11/15/40	4,628,498	0.2

		Ohio: 0.1%
3,355,000		American Municipal Power, Inc., 7.834%, 02/15/41	4,601,450	0.1

		Washington: 0.1%
3,900,000		State of Washington, 5.140%, 08/01/40	4,585,542	0.1

	Total Municipal Bonds
	(Cost $27,067,115)		31,681,759	0.9

ASSET-BACKED SECURITIES: 0.6%
		Automobile Asset-Backed Securities: 0.3%
1,000,000	#	Bank of The West Auto Trust 2015-1 A4, 1.660%, 09/15/20	991,034	0.0
1,200,000		Capital Auto Receivables Asset Trust / Ally, 1.690%, 10/22/18	1,201,152	0.1
1,000,000		CarMax Auto Owner Trust, 1.610%, 10/15/19	994,891	0.0
1,000,000		Harley-Davidson Motorcycle Trust, 0.870%, 07/15/19	996,953	0.0
2,100,000	#	Hyundai Auto Lease Securitization Trust 2015-A A4, 1.650%, 08/15/19	2,098,016	0.1

See Accompanying Notes to Financial Statements

105

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities: (continued)
1,910,000		Hyundai Auto Receivables Trust 2013-A, 1.130%, 09/17/18	1,901,712	0.1
750,000		Hyundai Auto Receivables Trust 2013-C, 2.100%, 03/15/19	755,327	0.0
1,000,000		Mercedes-Benz Auto Receivables Trust 2014-1, 1.310%, 11/16/20	996,492	0.0
1,000,000		Toyota Auto Receivables 2015-C Owner Trust A4, 1.690%, 12/15/20	998,662	0.0
			10,934,239	0.3

		Collateralized Mortgage Obligations: 0.0%
820,000	#	Ford Credit Auto Owner Trust 2014-REV2 A, 2.310%, 04/15/26	819,452	0.0

		Credit Card Asset-Backed Securities: 0.3%
1,000,000		Capital One Multi-Asset Execution Trust, 2.080%, 03/15/23	990,059	0.0
1,310,000		Chase Issuance Trust, 1.300%, 02/18/20	1,300,917	0.1
1,490,000		Chase Issuance Trust, 5.230%, 04/15/19	1,556,226	0.1
500,000		Citibank Credit Card Issuance Trust, 2.880%, 01/23/23	511,231	0.0
1,948,000		Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	2,081,831	0.1
1,000,000		Discover Card Execution Note Trust, 2.120%, 12/15/21	1,004,302	0.0
1,000,000		Discover Card Execution Note Trust, 5.650%, 03/16/20	1,069,633	0.0
1,000,000		Synchrony Credit Card Master Note Trust 2014-1, 1.600%, 04/15/21	993,426	0.0
			9,507,625	0.3

		Other Asset-Backed Securities: 0.0%
154,311		AEP Texas Central Transition Funding, LLC, 0.880%, 12/01/18	153,738	0.0
500,000		AEP Texas Central Transition Funding, LLC, 1.976%, 06/01/21	500,991	0.0
			654,729	0.0

	Total Asset-Backed Securities
	(Cost $22,156,363)		21,916,045	0.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 32.9%
		Federal Home Loan Mortgage Corporation: 8.3%##
7,735,000		1.000%, due 03/08/17	7,743,478	0.2
21,246,000		1.000%, due 09/29/17	21,194,330	0.6
8,405,000		2.500%, due 05/27/16	8,470,273	0.2
8,933,609		2.516%, due 02/01/42	9,382,418	0.3
9,620,000	W	3.000%, due 10/15/26	9,913,908	0.3
21,801,000	W	3.000%, due 12/15/42	21,766,692	0.6
10,040,040		3.000%, due 04/01/45	10,040,618	0.3
10,146,698		3.000%, due 04/01/45	10,144,131	0.3
12,315,720		3.000%, due 09/01/45	12,309,270	0.4
68,495,000	W	3.500%, due 07/15/41	70,513,057	1.9
3,386,107		3.500%, due 01/01/42	3,493,231	0.1
608,480		3.500%, due 01/01/42	627,515	0.0
4,515,000		3.750%, due 03/27/19	4,836,743	0.1
2,271,644		4.000%, due 01/01/25	2,400,656	0.1
315,087		4.000%, due 08/01/40	333,987	0.0
3,013,884		4.000%, due 04/01/41	3,195,408	0.1
2,385,711		4.000%, due 05/01/41	2,528,595	0.1
94,593		4.000%, due 08/01/41	100,288	0.0
399,651		4.000%, due 12/01/41	423,426	0.0
1,988,321		4.000%, due 01/01/42	2,105,437	0.1
5,093,506		4.000%, due 03/01/42	5,398,991	0.2
3,966,390		4.000%, due 03/01/42	4,194,486	0.1
1,953,855		4.000%, due 02/01/44	2,089,770	0.1
904,595		4.000%, due 03/01/44	956,616	0.0
569,216		4.000%, due 01/01/45	602,231	0.0
0		4.000%, due 05/01/45	–	–
1,649,237		4.000%, due 07/01/45	1,744,516	0.1
12,536,696		4.000%, due 09/01/45	13,260,014	0.4
1,612,042		4.000%, due 09/01/45	1,705,301	0.1
1,245,709		4.000%, due 09/01/45	1,318,542	0.1
1,182,383		4.000%, due 09/01/45	1,251,513	0.0
3,252,248		4.000%, due 10/01/45	3,439,889	0.1
14,958		4.500%, due 04/01/23	16,059	0.0
183,438		4.500%, due 03/01/39	197,950	0.0
529,014		4.500%, due 08/01/39	570,890	0.0
812,137		4.500%, due 09/01/39	876,327	0.0
620,797		4.500%, due 09/01/39	669,776	0.0
1,149,510		4.500%, due 09/01/39	1,240,507	0.0
1,448,408		4.500%, due 10/01/39	1,563,134	0.1
1,755,375		4.500%, due 12/01/39	1,894,161	0.1
569,030		4.500%, due 03/01/40	614,075	0.0
1,086,670		4.500%, due 04/01/40	1,172,679	0.0
212,689		4.500%, due 06/01/40	229,522	0.0
1,158,798		4.500%, due 07/01/40	1,249,952	0.0
1,489,749		4.500%, due 07/01/40	1,607,342	0.1
1,132,669		4.500%, due 08/01/40	1,222,319	0.0
389,768		4.500%, due 08/01/40	420,616	0.0
374,556		4.500%, due 03/01/41	404,250	0.0
1,399,500		4.500%, due 03/01/41	1,510,182	0.1
510,036		4.500%, due 04/01/41	550,481	0.0
1,357,199		4.500%, due 06/01/41	1,464,720	0.1
1,245,988		4.500%, due 07/01/41	1,345,109	0.1
592,333		4.500%, due 08/01/41	640,182	0.0
5,426,936		4.500%, due 08/01/41	5,860,224	0.2
37,091		5.000%, due 03/01/34	40,780	0.0
264,908		5.000%, due 12/01/34	291,761	0.0
232,316		5.000%, due 08/01/35	255,161	0.0
954,818		5.000%, due 08/01/35	1,052,110	0.0
336,097		5.000%, due 10/01/35	369,364	0.0
285,091		5.000%, due 10/01/35	313,736	0.0
512,293		5.000%, due 10/01/35	559,457	0.0
706,582		5.000%, due 12/01/35	777,425	0.0
91,469		5.000%, due 04/01/36	100,276	0.0
305,204		5.000%, due 11/01/36	335,215	0.0
218,592		5.000%, due 02/01/37	239,083	0.0
175,520		5.000%, due 05/01/37	192,183	0.0
2,585,361		5.000%, due 10/01/37	2,845,501	0.1
467,978		5.000%, due 03/01/38	514,469	0.0
653,859		5.000%, due 03/01/38	715,781	0.0
1,476,301		5.000%, due 03/01/38	1,617,084	0.1
438,487		5.000%, due 04/01/38	478,814	0.0
46,468		5.000%, due 10/01/38	50,740	0.0
179,572		5.000%, due 06/01/40	197,292	0.0
383,434		5.000%, due 08/01/40	421,271	0.0
1,113,606		5.000%, due 04/01/41	1,222,957	0.0
107,663		5.200%, due 08/01/37	118,100	0.0
190,000		5.400%, due 03/17/21	191,420	0.0
197,042		5.490%, due 02/01/37	218,412	0.0

See Accompanying Notes to Financial Statements

106

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation: (continued)
720,273	5.500%, due 12/01/24	771,647	0.0
207,154	5.500%, due 09/01/34	230,605	0.0
221,022	5.500%, due 01/01/35	244,619	0.0
2,183,272	5.500%, due 09/01/35	2,424,945	0.1
114,530	5.500%, due 09/01/35	127,324	0.0
1,574,909	5.500%, due 10/01/35	1,748,890	0.1
163,558	5.500%, due 03/01/36	181,487	0.0
883,873	5.500%, due 03/01/36	981,393	0.0
108,863	5.500%, due 05/01/36	120,265	0.0
613,185	5.500%, due 06/01/36	682,051	0.0
44,803	5.500%, due 07/01/36	49,778	0.0
10,560	5.500%, due 07/01/36	11,748	0.0
294,951	5.500%, due 07/01/36	327,239	0.0
78,036	5.500%, due 10/01/36	86,515	0.0
298,699	5.500%, due 11/01/36	332,153	0.0
13,178	5.500%, due 12/01/36	14,558	0.0
224,599	5.500%, due 12/01/36	249,754	0.0
184,409	5.500%, due 12/01/36	205,071	0.0
23,880	5.500%, due 02/01/37	26,501	0.0
224,006	5.500%, due 02/01/37	249,418	0.0
69,837	5.500%, due 05/01/37	77,755	0.0
10,420	5.500%, due 06/01/37	11,594	0.0
157,065	5.500%, due 12/01/37	174,399	0.0
60,047	5.500%, due 03/01/38	66,833	0.0
13,814	5.500%, due 06/01/38	15,316	0.0
31,392	5.500%, due 06/01/38	34,881	0.0
17,629	5.500%, due 08/01/38	19,619	0.0
3,624	5.500%, due 10/01/38	4,003	0.0
2,028,223	5.500%, due 11/01/38	2,272,862	0.1
33,775	5.500%, due 12/01/38	37,444	0.0
45,309	5.500%, due 12/01/38	50,428	0.0
33,586	5.500%, due 12/01/38	37,368	0.0
52,878	5.500%, due 01/01/39	58,873	0.0
336,136	5.500%, due 01/01/39	374,557	0.0
238,002	5.500%, due 01/01/40	264,958	0.0
195,274	5.500%, due 01/01/40	216,113	0.0
176,217	5.500%, due 03/01/40	195,428	0.0
190,258	5.500%, due 01/01/41	210,501	0.0
163,868	5.750%, due 05/01/37	182,574	0.0
124,852	5.750%, due 06/01/37	139,092	0.0
305,257	5.800%, due 07/01/37	341,110	0.0
257,466	5.800%, due 08/01/37	287,395	0.0
273,548	5.800%, due 09/01/37	305,466	0.0
93,277	5.800%, due 09/01/37	104,122	0.0
12,736	6.000%, due 04/01/28	14,502	0.0
112,480	6.000%, due 07/01/28	126,345	0.0
27,752	6.000%, due 04/01/36	31,627	0.0
7,305	6.000%, due 04/01/36	8,335	0.0
1,041	6.000%, due 04/01/36	1,188	0.0
89,343	6.000%, due 06/01/36	101,487	0.0
31,720	6.000%, due 07/01/36	36,116	0.0
28,804	6.000%, due 08/01/36	32,694	0.0
265,992	6.000%, due 08/01/36	302,769	0.0
12,349	6.000%, due 08/01/36	14,044	0.0
141,421	6.000%, due 01/01/37	160,123	0.0
123,397	6.000%, due 02/01/37	139,779	0.0
8,831	6.000%, due 04/01/37	9,985	0.0
3,744	6.000%, due 06/01/37	4,207	0.0
69,888	6.000%, due 06/01/37	78,976	0.0
23,440	6.000%, due 07/01/37	26,448	0.0
879	6.000%, due 07/01/37	991	0.0
15,958	6.000%, due 08/01/37	17,932	0.0
260,483	6.000%, due 08/01/37	294,118	0.0
5,205	6.000%, due 08/01/37	5,871	0.0
14,901	6.000%, due 08/01/37	16,745	0.0
89,181	6.000%, due 08/01/37	100,860	0.0
11,701	6.000%, due 08/01/37	13,166	0.0
23,902	6.000%, due 08/01/37	26,964	0.0
38,528	6.000%, due 09/01/37	43,293	0.0
7,215	6.000%, due 09/01/37	8,141	0.0
19,510	6.000%, due 09/01/37	21,976	0.0
14,258	6.000%, due 10/01/37	16,012	0.0
45,392	6.000%, due 10/01/37	51,230	0.0
32,063	6.000%, due 10/01/37	36,027	0.0
31,359	6.000%, due 10/01/37	35,391	0.0
8,429	6.000%, due 11/01/37	9,513	0.0
11,682	6.000%, due 11/01/37	13,141	0.0
67,100	6.000%, due 11/01/37	75,712	0.0
3,497	6.000%, due 12/01/37	3,930	0.0
114,017	6.000%, due 12/01/37	128,135	0.0
90,656	6.000%, due 01/01/38	101,859	0.0
5,431	6.000%, due 01/01/38	6,133	0.0
57,027	6.000%, due 01/01/38	64,422	0.0
104,180	6.000%, due 02/01/38	117,642	0.0
6,133	6.000%, due 02/01/38	6,891	0.0
76,707	6.000%, due 05/01/38	86,505	0.0
5,359	6.000%, due 06/01/38	6,052	0.0
154,725	6.000%, due 07/01/38	174,454	0.0
135,015	6.000%, due 07/01/38	152,507	0.0
47,725	6.000%, due 08/01/38	53,597	0.0
46,263	6.000%, due 09/01/38	51,962	0.0
2,978	6.000%, due 09/01/38	3,361	0.0
831,454	6.000%, due 09/01/38	938,046	0.0
27,676	6.000%, due 09/01/38	31,157	0.0
32,670	6.000%, due 11/01/38	36,903	0.0
333,310	6.000%, due 01/01/39	376,499	0.0
480,955	6.000%, due 04/01/39	541,117	0.0
100,988	6.000%, due 08/01/39	113,814	0.0
175,568	6.000%, due 10/01/39	198,061	0.0
48,937	6.000%, due 11/01/39	55,273	0.0
143,517	6.000%, due 11/01/39	161,285	0.0
87,707	6.000%, due 11/01/39	98,566	0.0
6,191	6.000%, due 12/01/39	6,986	0.0
221,222	6.000%, due 05/01/40	249,025	0.0
65,554	6.150%, due 12/01/37	74,486	0.0
47,045	6.150%, due 12/01/37	53,506	0.0
227,729	6.150%, due 01/01/38	256,861	0.0
205,760	6.150%, due 02/01/38	232,087	0.0
176,243	6.150%, due 02/01/38	198,790	0.0
840,000	6.250%, due 07/15/32	1,169,684	0.0
27,888	6.500%, due 06/01/36	32,595	0.0
4,787	6.500%, due 08/01/36	5,701	0.0
100,597	6.500%, due 10/01/36	114,790	0.0
5,714	6.500%, due 10/01/36	6,512	0.0
49,487	6.500%, due 07/01/37	56,395	0.0
22,704	6.500%, due 09/01/37	25,873	0.0
12,575	6.500%, due 09/01/37	14,325	0.0
11,263	6.500%, due 10/01/37	12,837	0.0
41,508	6.500%, due 11/01/37	47,301	0.0
76,400	6.500%, due 01/01/38	87,080	0.0
96,175	6.500%, due 02/01/38	109,624	0.0
18,422	6.500%, due 04/01/38	21,475	0.0
58,726	6.500%, due 04/01/38	69,799	0.0
930	6.500%, due 05/01/38	1,060	0.0
6,132	6.500%, due 05/01/38	6,987	0.0
4,567	6.500%, due 07/01/38	5,205	0.0
3,280	6.500%, due 08/01/38	3,737	0.0
8,867	6.500%, due 09/01/38	10,106	0.0
11,175	6.500%, due 10/01/38	12,735	0.0
614	6.500%, due 10/01/38	700	0.0
22,484	6.500%, due 11/01/38	25,626	0.0
156,518	6.500%, due 12/01/38	178,366	0.0
5,904	6.500%, due 12/01/38	6,969	0.0
827,427	6.500%, due 12/01/38	943,479	0.0
8,084	6.500%, due 12/01/38	9,214	0.0
20,738	6.500%, due 12/01/38	24,442	0.0
3,979	6.500%, due 01/01/39	4,535	0.0
2,540,000	6.750%, due 03/15/31	3,645,454	0.1
		303,581,057	8.3

See Accompanying Notes to Financial Statements

107

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: 15.5%##
6,025,000		1.375%, due 11/15/16	6,054,065	0.2
2,420,000		1.500%, due 06/22/20	2,392,371	0.1
20,400,000		2.230%, due 12/06/22	19,862,970	0.6
5,000,000		2.250%, due 03/15/16	5,018,015	0.2
8,750,000		2.375%, due 04/11/16	8,795,701	0.3
8,456,566		2.500%, due 09/01/27	8,596,012	0.2
28,876,000	W	2.500%, due 01/15/28	29,106,524	0.8
12,911,715		2.500%, due 06/01/30	13,032,749	0.4
8,453,639		2.500%, due 06/01/30	8,532,883	0.2
5,224,625		2.500%, due 07/01/30	5,273,600	0.2
2,417,871		3.000%, due 12/01/26	2,504,954	0.1
1,978,622		3.000%, due 01/01/27	2,049,693	0.1
12,020,257		3.000%, due 08/01/30	12,409,926	0.4
5,710,038		3.000%, due 09/01/30	5,898,488	0.2
19,140,000	W	3.000%, due 09/25/42	19,141,669	0.5
46,196,407		3.000%, due 05/01/43	46,310,864	1.3
15,628,433		3.000%, due 07/01/43	15,665,898	0.4
507,581		3.500%, due 08/01/26	532,689	0.0
678,709		3.500%, due 08/01/26	712,435	0.0
55,737		3.500%, due 09/01/26	58,417	0.0
1,160,050		3.500%, due 10/01/26	1,217,718	0.0
438,053		3.500%, due 10/01/26	459,854	0.0
2,070,629		3.500%, due 11/01/26	2,173,562	0.1
2,178,545		3.500%, due 12/01/26	2,283,049	0.1
2,193,206		3.500%, due 12/01/26	2,303,307	0.1
2,576,649		3.500%, due 01/01/27	2,705,512	0.1
2,140,104		3.500%, due 03/01/41	2,213,810	0.1
2,714,015		3.500%, due 12/01/41	2,807,832	0.1
4,790,527		3.500%, due 01/01/42	4,956,004	0.1
71,953,000	W	3.500%, due 06/25/42	74,241,201	2.0
22,534,597		3.500%, due 11/01/42	23,290,848	0.6
39,068		4.000%, due 11/01/20	40,749	0.0
48,870		4.000%, due 07/01/22	50,984	0.0
18,492		4.000%, due 04/01/23	19,563	0.0
9,708		4.000%, due 05/01/23	10,273	0.0
25,995		4.000%, due 07/01/23	27,134	0.0
87,094		4.000%, due 03/01/24	92,168	0.0
67,926		4.000%, due 03/01/24	71,905	0.0
1,841		4.000%, due 04/01/24	1,948	0.0
44,818		4.000%, due 04/01/24	47,038	0.0
122,606		4.000%, due 07/01/24	129,606	0.0
342,361		4.000%, due 07/01/24	362,509	0.0
5,727		4.000%, due 08/01/24	6,052	0.0
110,729		4.000%, due 01/01/25	117,270	0.0
101,696		4.000%, due 02/01/25	107,709	0.0
545,487		4.000%, due 02/01/25	577,465	0.0
411,356		4.000%, due 06/01/25	432,857	0.0
9,775		4.000%, due 07/01/25	10,376	0.0
54,477		4.000%, due 09/01/25	56,853	0.0
46,741		4.000%, due 09/01/25	48,781	0.0
748,642		4.000%, due 12/01/25	794,224	0.0
648,235		4.000%, due 02/01/26	687,662	0.0
128,752		4.000%, due 03/01/26	136,741	0.0
423,755		4.000%, due 04/01/26	449,691	0.0
200,435		4.000%, due 04/01/26	212,639	0.0
1,402,470		4.000%, due 04/01/26	1,488,134	0.1
713,916		4.000%, due 05/01/26	757,494	0.0
319,864		4.000%, due 09/01/26	339,730	0.0
10,263,000	W	4.000%, due 08/25/40	10,860,820	0.3
1,591,485		4.000%, due 10/01/40	1,693,124	0.1
386,963		4.000%, due 10/01/40	410,705	0.0
2,594,379		4.000%, due 12/01/40	2,760,061	0.1
2,379,532		4.000%, due 12/01/40	2,525,624	0.1
5,194,042		4.000%, due 02/01/41	5,511,743	0.2
857,331		4.000%, due 03/01/41	909,917	0.0
852,018		4.000%, due 04/01/41	904,242	0.0
1,039,824		4.000%, due 08/01/41	1,101,180	0.0
663,639		4.000%, due 09/01/41	703,083	0.0
6,613,541		4.000%, due 11/01/41	7,019,521	0.2
1,224,848		4.000%, due 12/01/41	1,300,055	0.1
2,185,644		4.000%, due 01/01/42	2,319,754	0.1
1,143,484		4.000%, due 07/01/42	1,213,625	0.0
3,180,635		4.000%, due 07/01/43	3,397,005	0.1
1,597,230		4.000%, due 02/01/44	1,703,267	0.1
3,298,612		4.000%, due 02/01/44	3,517,599	0.1
1,354,963		4.000%, due 03/01/44	1,448,924	0.1
19,140,035		4.000%, due 06/01/45	20,322,263	0.6
2,107,891		4.000%, due 06/01/45	2,236,146	0.1
4,453,720		4.000%, due 07/01/45	4,743,930	0.1
3,338,672		4.000%, due 07/01/45	3,550,034	0.1
3,733,214		4.000%, due 07/01/45	3,981,087	0.1
5,434,792		4.000%, due 07/01/45	5,802,339	0.2
4,746,851		4.000%, due 11/01/45	5,020,723	0.2
8,887		4.500%, due 05/01/19	9,197	0.0
24,946		4.500%, due 05/01/19	25,902	0.0
21,729		4.500%, due 01/01/20	22,790	0.0
17,851		4.500%, due 08/01/20	18,700	0.0
3,563		4.500%, due 06/01/22	3,686	0.0
2,415		4.500%, due 07/01/22	2,499	0.0
44,066		4.500%, due 11/01/22	46,266	0.0
71,662		4.500%, due 02/01/23	75,879	0.0
10,184		4.500%, due 02/01/23	10,812	0.0
1,584		4.500%, due 03/01/23	1,682	0.0
275,985		4.500%, due 03/01/23	292,740	0.0
5,014		4.500%, due 03/01/23	5,274	0.0
37,713		4.500%, due 04/01/23	39,757	0.0
3,157		4.500%, due 04/01/23	3,351	0.0
149,452		4.500%, due 04/01/23	158,572	0.0
186,764		4.500%, due 04/01/23	198,259	0.0
45,399		4.500%, due 04/01/23	47,258	0.0
221,190		4.500%, due 05/01/23	234,650	0.0
4,851		4.500%, due 05/01/23	5,149	0.0
3,362		4.500%, due 05/01/23	3,568	0.0
2,070		4.500%, due 05/01/23	2,193	0.0
5,260		4.500%, due 07/01/23	5,441	0.0
21,854		4.500%, due 01/01/24	22,869	0.0
655,861		4.500%, due 07/01/24	707,571	0.0
965,053		4.500%, due 08/01/24	1,038,385	0.0
438,407		4.500%, due 09/01/24	467,885	0.0
32,509		4.500%, due 09/01/24	34,980	0.0
39,075		4.500%, due 09/01/24	41,610	0.0
131,200		4.500%, due 09/01/24	139,341	0.0
85,539		4.500%, due 10/01/24	90,289	0.0
135,536		4.500%, due 10/01/24	141,899	0.0
257,347		4.500%, due 10/01/24	274,845	0.0
33,880		4.500%, due 11/01/24	36,612	0.0
222,390		4.500%, due 11/01/24	240,420	0.0
160,413		4.500%, due 11/01/24	173,024	0.0
3,678		4.500%, due 11/01/24	3,806	0.0
17,264		4.500%, due 11/01/24	18,224	0.0
32,363		4.500%, due 11/01/24	33,490	0.0
363,593		4.500%, due 12/01/24	392,832	0.0
186,750		4.500%, due 12/01/24	201,852	0.0
5,293		4.500%, due 01/01/25	5,709	0.0
338,614		4.500%, due 01/01/25	365,331	0.0
229,048		4.500%, due 01/01/25	246,968	0.0
796,213		4.500%, due 05/01/25	860,344	0.0
46,375		4.500%, due 08/01/25	48,321	0.0
843,231		4.500%, due 01/01/26	906,943	0.0
266,947		4.500%, due 04/01/26	276,247	0.0
6,965		4.500%, due 06/01/34	7,561	0.0
40,735		4.500%, due 05/01/35	44,376	0.0
3,790		4.500%, due 03/01/38	4,104	0.0
1,366		4.500%, due 05/01/38	1,476	0.0
13,980		4.500%, due 05/01/38	15,105	0.0
29,277		4.500%, due 06/01/38	31,774	0.0
12,117		4.500%, due 07/01/38	13,092	0.0
9,944		4.500%, due 07/01/38	10,745	0.0
30,102		4.500%, due 09/01/38	32,525	0.0

See Accompanying Notes to Financial Statements

108

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association: (continued)
1,146,321	4.500%, due 03/01/39	1,240,672	0.0
44,205	4.500%, due 04/01/39	47,837	0.0
64,523	4.500%, due 04/01/39	69,799	0.0
2,130,385	4.500%, due 07/01/39	2,328,093	0.1
1,459,823	4.500%, due 07/01/39	1,580,479	0.1
3,469,426	4.500%, due 09/01/39	3,755,097	0.1
2,090,889	4.500%, due 10/01/39	2,263,431	0.1
1,019,097	4.500%, due 12/01/39	1,103,377	0.0
756,671	4.500%, due 12/01/39	819,249	0.0
834,357	4.500%, due 12/01/39	903,177	0.0
475,527	4.500%, due 03/01/40	514,900	0.0
581,296	4.500%, due 10/01/40	629,339	0.0
716,912	4.500%, due 10/01/40	776,156	0.0
593,199	4.500%, due 10/01/40	641,747	0.0
1,557,505	4.500%, due 03/01/41	1,685,579	0.1
1,197,872	4.500%, due 04/01/41	1,297,081	0.1
5,630,834	4.500%, due 06/01/41	6,096,050	0.2
663,478	4.500%, due 06/01/41	718,368	0.0
606,040	4.500%, due 06/01/41	656,010	0.0
562,799	4.500%, due 06/01/41	609,399	0.0
9,298,482	4.500%, due 07/01/41	10,065,146	0.3
335,844	4.500%, due 07/01/41	363,551	0.0
259,254	4.500%, due 07/01/41	280,656	0.0
2,777,120	4.500%, due 08/01/41	3,006,202	0.1
549,504	4.500%, due 08/01/41	594,670	0.0
2,721,413	4.500%, due 08/01/41	2,946,202	0.1
1,401	5.000%, due 04/01/16	1,452	0.0
43,680	5.000%, due 01/01/18	45,251	0.0
99,237	5.000%, due 01/01/18	102,807	0.0
90,398	5.000%, due 02/01/18	93,905	0.0
17,020	5.000%, due 04/01/18	17,633	0.0
1,361	5.000%, due 02/01/20	1,429	0.0
2,789	5.000%, due 06/01/21	2,910	0.0
16,538	5.000%, due 11/01/21	17,133	0.0
36,816	5.000%, due 01/01/22	38,890	0.0
1,893	5.000%, due 02/01/22	2,020	0.0
3,264	5.000%, due 04/01/22	3,483	0.0
75,979	5.000%, due 06/01/22	81,700	0.0
39,805	5.000%, due 06/01/22	42,706	0.0
6,392	5.000%, due 06/01/22	6,748	0.0
509	5.000%, due 06/01/22	527	0.0
1,203	5.000%, due 07/01/22	1,246	0.0
41,644	5.000%, due 07/01/22	43,978	0.0
41,122	5.000%, due 08/01/22	42,602	0.0
13,617	5.000%, due 09/01/22	14,107	0.0
24,491	5.000%, due 12/01/22	25,372	0.0
43,530	5.000%, due 01/01/23	46,893	0.0
2,194	5.000%, due 01/01/23	2,346	0.0
1,502	5.000%, due 02/01/23	1,611	0.0
394,244	5.000%, due 02/01/23	424,746	0.0
119,312	5.000%, due 02/01/23	128,216	0.0
59,875	5.000%, due 03/01/23	64,535	0.0
14,435	5.000%, due 03/01/23	15,509	0.0
114,606	5.000%, due 03/01/23	121,486	0.0
2,034	5.000%, due 03/01/23	2,193	0.0
22,595	5.000%, due 03/01/23	23,408	0.0
63,925	5.000%, due 04/01/23	68,765	0.0
16,078	5.000%, due 04/01/23	17,379	0.0
13,131	5.000%, due 04/01/23	13,604	0.0
55,072	5.000%, due 04/01/23	58,750	0.0
8,248	5.000%, due 05/01/23	8,545	0.0
25,266	5.000%, due 05/01/23	27,120	0.0
22,041	5.000%, due 05/01/23	23,662	0.0
25,955	5.000%, due 06/01/23	27,966	0.0
22,787	5.000%, due 06/01/23	24,334	0.0
106,863	5.000%, due 06/01/23	110,708	0.0
9,036	5.000%, due 06/01/23	9,361	0.0
52,684	5.000%, due 06/01/23	56,238	0.0
514,793	5.000%, due 07/01/23	553,539	0.0
173,702	5.000%, due 08/01/23	185,765	0.0
762	5.000%, due 09/01/23	820	0.0
24,523	5.000%, due 02/01/24	26,421	0.0
174,877	5.000%, due 03/01/24	188,415	0.0
26,485	5.000%, due 04/01/24	28,544	0.0
60,494	5.000%, due 04/01/24	62,671	0.0
106,506	5.000%, due 05/01/24	113,181	0.0
180,499	5.000%, due 06/01/24	192,995	0.0
598,017	5.000%, due 08/01/24	619,534	0.0
245,109	5.000%, due 07/01/33	269,719	0.0
124,358	5.000%, due 02/01/34	136,874	0.0
56,358	5.000%, due 11/01/34	62,101	0.0
4,158,781	5.000%, due 02/01/35	4,602,066	0.1
776,380	5.000%, due 06/01/35	858,559	0.0
50,542	5.000%, due 08/01/35	55,741	0.0
231,690	5.000%, due 09/01/35	254,953	0.0
985,534	5.000%, due 09/01/35	1,086,852	0.0
535,214	5.000%, due 09/01/35	589,760	0.0
72,438	5.000%, due 10/01/35	79,840	0.0
1,149,719	5.000%, due 03/01/36	1,268,828	0.0
902,800	5.000%, due 03/01/36	996,393	0.0
9,830	5.000%, due 05/01/36	10,844	0.0
828,239	5.000%, due 05/01/36	913,350	0.0
150,422	5.000%, due 06/01/36	166,002	0.0
119,800	5.000%, due 12/01/36	132,060	0.0
1,587,326	5.000%, due 12/01/36	1,750,769	0.1
371,055	5.000%, due 07/01/37	409,509	0.0
345,687	5.000%, due 01/01/38	381,999	0.0
576,359	5.000%, due 02/01/38	636,092	0.0
1,207,112	5.000%, due 02/01/38	1,332,152	0.1
785,469	5.000%, due 08/01/38	865,833	0.0
207,229	5.000%, due 07/01/40	229,223	0.0
589,786	5.000%, due 07/01/40	651,069	0.0
11,310,000	5.375%, due 06/12/17	12,015,246	0.3
19,325	5.500%, due 11/01/16	19,568	0.0
4,557	5.500%, due 01/01/17	4,614	0.0
9,309	5.500%, due 01/01/17	9,449	0.0
15,925	5.500%, due 02/01/17	16,180	0.0
32,451	5.500%, due 10/01/17	33,225	0.0
8,835	5.500%, due 11/01/17	9,021	0.0
50,227	5.500%, due 11/01/17	51,406	0.0
4	5.500%, due 02/01/18	4	0.0
14,084	5.500%, due 09/01/18	14,679	0.0
27,576	5.500%, due 07/01/20	28,270	0.0
1,851	5.500%, due 04/01/21	1,981	0.0
11,807	5.500%, due 10/01/21	12,369	0.0
103,088	5.500%, due 11/01/21	109,967	0.0
385,081	5.500%, due 11/01/21	413,636	0.0
6,088	5.500%, due 11/01/21	6,380	0.0
107,922	5.500%, due 12/01/21	114,092	0.0
302,271	5.500%, due 12/01/21	324,289	0.0
299,819	5.500%, due 12/01/21	323,985	0.0
8,283	5.500%, due 01/01/22	8,932	0.0
57,184	5.500%, due 01/01/22	60,362	0.0
10,328	5.500%, due 01/01/22	11,008	0.0
52,525	5.500%, due 02/01/22	55,919	0.0
3,142	5.500%, due 04/01/22	3,391	0.0
39,358	5.500%, due 06/01/22	42,151	0.0
43,686	5.500%, due 06/01/22	46,933	0.0
60,836	5.500%, due 07/01/22	65,458	0.0
5,135	5.500%, due 07/01/22	5,487	0.0
2,468	5.500%, due 07/01/22	2,552	0.0
5,653	5.500%, due 08/01/22	5,980	0.0
121,122	5.500%, due 09/01/22	131,516	0.0
23,019	5.500%, due 09/01/22	24,794	0.0
122,120	5.500%, due 11/01/22	129,867	0.0
15,301	5.500%, due 01/01/23	16,528	0.0
9,447	5.500%, due 01/01/23	9,778	0.0
15,031	5.500%, due 02/01/23	16,234	0.0
15,547	5.500%, due 03/01/23	16,736	0.0
8,416	5.500%, due 04/01/23	9,155	0.0

See Accompanying Notes to Financial Statements

109

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association: (continued)
26,181	5.500%, due 06/01/23	27,893	0.0
66,917	5.500%, due 08/01/23	72,967	0.0
4,423	5.500%, due 08/01/23	4,787	0.0
26,998	5.500%, due 08/01/23	28,781	0.0
13,137	5.500%, due 08/01/23	14,228	0.0
76,282	5.500%, due 09/01/23	82,445	0.0
11,625	5.500%, due 10/01/23	11,810	0.0
7,268	5.500%, due 11/01/23	7,805	0.0
5,463	5.500%, due 11/01/23	5,829	0.0
146,830	5.500%, due 11/01/23	158,628	0.0
188,064	5.500%, due 02/01/24	206,066	0.0
2,553	5.500%, due 03/01/24	2,657	0.0
13,908	5.500%, due 07/01/24	15,248	0.0
94,961	5.500%, due 07/01/24	100,221	0.0
178,967	5.500%, due 05/01/25	186,555	0.0
136,200	5.500%, due 08/01/25	150,157	0.0
6,089	5.500%, due 07/01/27	6,783	0.0
1,439	5.500%, due 08/01/27	1,603	0.0
215,306	5.500%, due 03/01/34	242,827	0.0
232,371	5.500%, due 04/01/34	258,903	0.0
96,891	5.500%, due 11/01/34	109,065	0.0
88,917	5.500%, due 12/01/34	100,069	0.0
1,234,150	5.500%, due 02/01/35	1,391,602	0.1
158,063	5.500%, due 05/01/35	178,078	0.0
1,260,855	5.500%, due 09/01/35	1,418,287	0.1
190,314	5.500%, due 09/01/35	213,879	0.0
192,052	5.500%, due 04/01/36	214,963	0.0
249,603	5.500%, due 04/01/36	280,062	0.0
57,183	5.500%, due 05/01/36	63,998	0.0
179,323	5.500%, due 06/01/36	200,193	0.0
590,109	5.500%, due 07/01/36	664,263	0.0
348,634	5.500%, due 11/01/36	389,886	0.0
1,230,418	5.500%, due 12/01/36	1,376,174	0.1
520,455	5.500%, due 12/01/36	582,571	0.0
102,463	5.500%, due 12/01/36	115,196	0.0
169,798	5.500%, due 01/01/37	190,948	0.0
1,550,878	5.500%, due 03/01/37	1,734,168	0.1
151,395	5.500%, due 03/01/37	169,382	0.0
745,894	5.500%, due 03/01/37	833,908	0.0
656,785	5.500%, due 08/01/37	736,583	0.0
7,316	5.500%, due 01/01/38	8,188	0.0
2,017	5.500%, due 01/01/38	2,255	0.0
2,620	5.500%, due 01/01/38	2,927	0.0
27,916	5.500%, due 03/01/38	31,252	0.0
48,381	5.500%, due 05/01/38	53,898	0.0
105,656	5.500%, due 06/01/38	118,113	0.0
510,404	5.500%, due 06/01/38	570,368	0.0
2,618,620	5.500%, due 09/01/38	2,926,579	0.1
678,457	5.500%, due 12/01/38	758,134	0.0
186,203	5.500%, due 06/01/39	208,292	0.0
82,439	5.500%, due 04/01/40	93,341	0.0
158,800	5.500%, due 05/01/40	177,060	0.0
261,965	5.500%, due 06/01/40	292,099	0.0
21,570	5.500%, due 07/01/40	24,140	0.0
171,778	5.700%, due 07/01/36	193,119	0.0
20,904	5.700%, due 07/01/36	21,009	0.0
59,434	6.000%, due 10/01/18	62,216	0.0
19,477	6.000%, due 01/01/34	21,993	0.0
6,863	6.000%, due 07/01/34	7,815	0.0
119,507	6.000%, due 12/01/34	135,948	0.0
116,149	6.000%, due 05/01/35	131,152	0.0
113,526	6.000%, due 01/01/36	129,408	0.0
205,266	6.000%, due 01/01/36	231,780	0.0
50,602	6.000%, due 02/01/36	57,264	0.0
30,861	6.000%, due 03/01/36	35,033	0.0
65,801	6.000%, due 03/01/36	74,590	0.0
66,079	6.000%, due 04/01/36	74,827	0.0
30,563	6.000%, due 04/01/36	34,731	0.0
915,000	6.000%, due 04/18/36	929,072	0.0
130,825	6.000%, due 05/01/36	148,405	0.0
973	6.000%, due 06/01/36	1,100	0.0
3,773	6.000%, due 08/01/36	4,261	0.0
22,912	6.000%, due 08/01/36	25,951	0.0
53,421	6.000%, due 09/01/36	60,444	0.0
147,527	6.000%, due 09/01/36	167,034	0.0
49,659	6.000%, due 09/01/36	56,073	0.0
114,918	6.000%, due 09/01/36	130,157	0.0
34,061	6.000%, due 10/01/36	38,461	0.0
42,833	6.000%, due 10/01/36	48,438	0.0
880,796	6.000%, due 12/01/36	997,486	0.0
253,799	6.000%, due 12/01/36	286,883	0.0
79,313	6.000%, due 01/01/37	89,558	0.0
14,021	6.000%, due 02/01/37	15,839	0.0
10,537	6.000%, due 04/01/37	11,898	0.0
237,676	6.000%, due 07/01/37	268,661	0.0
7,010	6.000%, due 08/01/37	7,915	0.0
6,218	6.000%, due 08/01/37	7,023	0.0
57,818	6.000%, due 08/01/37	65,391	0.0
61,627	6.000%, due 09/01/37	69,587	0.0
34,200	6.000%, due 09/01/37	38,694	0.0
67,482	6.000%, due 09/01/37	76,199	0.0
13,161	6.000%, due 09/01/37	14,878	0.0
3,301	6.000%, due 09/01/37	3,732	0.0
1,214	6.000%, due 09/01/37	1,374	0.0
9,339	6.000%, due 09/01/37	10,545	0.0
3,357	6.000%, due 10/01/37	3,791	0.0
3,543	6.000%, due 10/01/37	4,004	0.0
1,187	6.000%, due 10/01/37	1,341	0.0
14,582	6.000%, due 10/01/37	16,585	0.0
122,580	6.000%, due 11/01/37	138,506	0.0
32,303	6.000%, due 11/01/37	36,563	0.0
24,424	6.000%, due 11/01/37	27,578	0.0
95,553	6.000%, due 11/01/37	108,210	0.0
9,873	6.000%, due 11/01/37	11,178	0.0
38,164	6.000%, due 11/01/37	43,150	0.0
7,931	6.000%, due 11/01/37	8,955	0.0
120,716	6.000%, due 12/01/37	136,309	0.0
26,427	6.000%, due 12/01/37	29,879	0.0
62,591	6.000%, due 12/01/37	70,703	0.0
23,134	6.000%, due 12/01/37	26,122	0.0
27,255	6.000%, due 01/01/38	30,776	0.0
41,901	6.000%, due 01/01/38	47,360	0.0
5,709	6.000%, due 01/01/38	6,447	0.0
831	6.000%, due 02/01/38	938	0.0
210,365	6.000%, due 02/01/38	237,958	0.0
137,156	6.000%, due 03/01/38	154,872	0.0
13,431	6.000%, due 03/01/38	15,201	0.0
783,874	6.000%, due 04/01/38	887,340	0.0
51,941	6.000%, due 04/01/38	58,817	0.0
63,030	6.000%, due 05/01/38	71,222	0.0
82,192	6.000%, due 05/01/38	92,962	0.0
5,130	6.000%, due 06/01/38	5,797	0.0
104,825	6.000%, due 07/01/38	118,365	0.0
27,671	6.000%, due 07/01/38	31,275	0.0
6,840	6.000%, due 08/01/38	7,788	0.0
982	6.000%, due 08/01/38	1,109	0.0
228,372	6.000%, due 09/01/38	257,872	0.0
40,477	6.000%, due 09/01/38	45,714	0.0
40,709	6.000%, due 09/01/38	46,525	0.0
238,993	6.000%, due 10/01/38	270,565	0.0
416,064	6.000%, due 10/01/38	469,808	0.0
6,146	6.000%, due 10/01/38	6,939	0.0
23,869	6.000%, due 10/01/38	26,952	0.0
155,422	6.000%, due 10/01/38	175,499	0.0
26,730	6.000%, due 05/01/39	30,183	0.0
1,680,836	6.000%, due 10/01/39	1,903,290	0.1
39,007	6.000%, due 11/01/39	44,045	0.0
29,781	6.500%, due 04/01/28	34,059	0.0
1,403	6.500%, due 04/01/30	1,605	0.0
5,531	6.500%, due 08/01/32	6,325	0.0

See Accompanying Notes to Financial Statements

110

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: (continued)
67,921		6.500%, due 02/01/34	77,688	0.0
12,535		6.500%, due 11/01/34	14,861	0.0
39,974		6.500%, due 01/01/36	45,710	0.0
64,788		6.500%, due 03/01/36	76,781	0.0
178,813		6.500%, due 04/01/36	205,565	0.0
3,404		6.500%, due 05/01/36	3,893	0.0
13,014		6.500%, due 06/01/36	14,886	0.0
7,085		6.500%, due 07/01/36	8,104	0.0
22,372		6.500%, due 07/01/36	25,590	0.0
3,564		6.500%, due 07/01/36	4,106	0.0
135,384		6.500%, due 07/01/36	154,834	0.0
57,776		6.500%, due 07/01/36	67,581	0.0
223,772		6.500%, due 07/01/36	255,901	0.0
4,375		6.500%, due 08/01/36	5,004	0.0
9,465		6.500%, due 08/01/36	10,827	0.0
2,840,706		6.500%, due 08/25/36	3,247,792	0.1
31,670		6.500%, due 09/01/36	37,382	0.0
17,743		6.500%, due 09/01/36	20,294	0.0
2,895		6.500%, due 09/01/36	3,311	0.0
289,490		6.500%, due 09/01/36	331,111	0.0
377		6.500%, due 11/01/36	431	0.0
9,603		6.500%, due 11/01/36	11,021	0.0
2,834		6.500%, due 11/01/36	3,241	0.0
5,916		6.500%, due 12/01/36	6,829	0.0
14,748		6.500%, due 12/01/36	16,869	0.0
3,509		6.500%, due 12/01/36	4,014	0.0
1,004		6.500%, due 01/01/37	1,160	0.0
52,712		6.500%, due 01/01/37	60,284	0.0
87,724		6.500%, due 01/01/37	100,308	0.0
19,683		6.500%, due 01/01/37	22,501	0.0
31,321		6.500%, due 02/01/37	35,812	0.0
17,163		6.500%, due 03/01/37	19,629	0.0
207,146		6.500%, due 03/01/37	246,810	0.0
132,391		6.500%, due 03/01/37	156,061	0.0
22,607		6.500%, due 03/01/37	25,858	0.0
174		6.500%, due 03/01/37	199	0.0
9,400		6.500%, due 04/01/37	10,751	0.0
1,231		6.500%, due 04/01/37	1,408	0.0
2,517		6.500%, due 07/01/37	2,879	0.0
10,004		6.500%, due 08/01/37	11,685	0.0
9,670		6.500%, due 08/01/37	11,135	0.0
6,392		6.500%, due 08/01/37	7,312	0.0
5,701		6.500%, due 09/01/37	6,521	0.0
3,172		6.500%, due 09/01/37	3,629	0.0
184,893		6.500%, due 09/01/37	211,485	0.0
979		6.500%, due 09/01/37	1,119	0.0
229,475		6.500%, due 09/01/37	262,487	0.0
36,309		6.500%, due 09/01/37	41,522	0.0
16,618		6.500%, due 09/01/37	19,005	0.0
3,114		6.500%, due 09/01/37	3,561	0.0
14,360		6.500%, due 10/01/37	16,420	0.0
3,044		6.500%, due 10/01/37	3,573	0.0
6,498		6.500%, due 10/01/37	7,432	0.0
49,091		6.500%, due 10/01/37	56,150	0.0
73,853		6.500%, due 10/01/37	84,471	0.0
236,602		6.500%, due 11/01/37	270,655	0.0
32,759		6.500%, due 12/01/37	37,469	0.0
215,876		6.500%, due 12/01/37	247,721	0.0
1,497		6.500%, due 12/01/37	1,712	0.0
10,289		6.500%, due 12/01/37	11,768	0.0
2,825		6.500%, due 12/01/37	3,231	0.0
3,128		6.500%, due 12/01/37	3,578	0.0
1,589		6.500%, due 12/01/37	1,817	0.0
42,501		6.500%, due 12/01/37	49,609	0.0
54,793		6.500%, due 01/01/38	65,410	0.0
996		6.500%, due 01/01/38	1,139	0.0
1,538		6.500%, due 01/01/38	1,760	0.0
35,077		6.500%, due 01/01/38	40,118	0.0
514,157		6.500%, due 02/01/38	588,048	0.0
99,252		6.500%, due 03/01/38	113,523	0.0
132,639		6.500%, due 04/01/38	151,694	0.0
12,756		6.500%, due 05/01/38	14,586	0.0
1,685		6.500%, due 06/01/38	1,927	0.0
207,869		6.500%, due 08/01/38	237,711	0.0
381,892		6.500%, due 08/01/38	441,331	0.0
75,483		6.500%, due 08/01/38	86,340	0.0
38,022		6.500%, due 09/01/38	43,492	0.0
112,138		6.500%, due 09/01/38	132,633	0.0
45,819		6.500%, due 10/01/38	52,404	0.0
9,179		6.500%, due 10/01/38	10,499	0.0
73,507		6.500%, due 10/01/38	84,080	0.0
586,779		6.500%, due 10/01/38	671,117	0.0
135,524		6.500%, due 11/01/38	155,881	0.0
133,724		6.500%, due 01/01/39	154,507	0.0
3,705		6.500%, due 01/01/39	4,237	0.0
74,736		6.500%, due 03/01/39	85,485	0.0
5,803		6.500%, due 09/01/39	6,638	0.0
805,000		6.625%, due 11/15/30	1,142,338	0.0
3,430,000		7.125%, due 01/15/30	5,031,443	0.2
1,560,000		7.250%, due 05/15/30	2,311,943	0.1
			568,215,459	15.5

		Government National Mortgage Association: 8.2%
11,377,319		1.750%, due 02/20/41	11,716,276	0.3
24,470,000	W	3.000%, due 01/15/43	24,803,600	0.7
30,460,663		3.000%, due 08/20/45	30,924,671	0.8
3,000,000		3.400%, due 02/16/47	3,059,718	0.1
5,000,000		3.400%, due 12/16/49	5,162,778	0.1
5,000,000		3.485%, due 02/16/44	5,213,464	0.1
78,735,000	W	3.500%, due 11/20/41	81,890,553	2.2
4,890,945		3.500%, due 05/20/45	5,107,634	0.1
10,649,728		3.500%, due 06/20/45	11,121,555	0.3
2,000,000		3.500%, due 03/16/47	2,051,163	0.1
2,000,000		3.562%, due 04/16/41	2,077,585	0.1
5,000,000		3.944%, due 01/16/51	5,281,807	0.1
0		4.000%, due 03/20/45	–	–
36,776,510		4.000%, due 08/20/45	39,095,092	1.1
17,793,710		4.000%, due 10/20/45	18,932,123	0.5
569,038		4.397%, due 05/16/51	612,289	0.0
0		4.500%, due 07/20/40	–	–
2,495,706		4.500%, due 02/20/41	2,719,764	0.1
754,767		4.500%, due 03/20/41	822,529	0.0
2,951,787		4.500%, due 05/20/41	3,216,801	0.1
3,358,902		4.500%, due 06/20/41	3,660,470	0.1
6,131,535		4.500%, due 07/20/41	6,682,038	0.2
2,459,674		4.500%, due 09/20/41	2,680,510	0.1
7,585,033		4.500%, due 10/20/41	8,266,077	0.2
26,991		5.000%, due 10/15/37	29,950	0.0
4,062		5.000%, due 04/15/38	4,504	0.0
153,687		5.000%, due 03/15/39	170,202	0.0
279,870		5.000%, due 08/15/39	310,196	0.0
2,429,296		5.000%, due 09/15/39	2,678,313	0.1
1,993,129		5.000%, due 09/15/39	2,197,426	0.1
1,707,822		5.000%, due 02/15/40	1,882,896	0.1
1,911,427		5.000%, due 04/15/40	2,120,249	0.1
2,465,147		5.000%, due 06/15/40	2,714,874	0.1
156,935		5.000%, due 07/15/40	172,072	0.0
1,541,293		5.000%, due 04/15/42	1,689,738	0.0
1,751,032		5.000%, due 04/20/42	1,935,652	0.1
80,320		5.500%, due 07/20/38	88,555	0.0
1,030,554		5.500%, due 09/20/39	1,134,802	0.0
72,055		5.500%, due 10/20/39	80,223	0.0
1,682,804		5.500%, due 11/20/39	1,853,026	0.1
40,025		5.500%, due 11/20/39	44,633	0.0
23,912		5.500%, due 12/20/40	26,312	0.0
73,007		5.500%, due 01/20/41	81,216	0.0
256,256		5.500%, due 03/20/41	284,198	0.0
743,581		5.500%, due 04/20/41	827,846	0.0
1,280,136		5.500%, due 05/20/41	1,424,117	0.0

See Accompanying Notes to Financial Statements

111

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
1,187,335		5.500%, due 06/20/41	1,326,811	0.0
37,945		6.000%, due 10/15/36	43,553	0.0
113,344		6.000%, due 08/15/37	129,563	0.0
184,141		6.000%, due 11/15/37	208,210	0.0
21,594		6.000%, due 12/15/37	24,418	0.0
47,311		6.000%, due 01/15/38	53,495	0.0
80,400		6.000%, due 01/15/38	90,910	0.0
65,037		6.000%, due 02/15/38	73,538	0.0
291,600		6.000%, due 02/15/38	329,718	0.0
1,608		6.000%, due 02/15/38	1,819	0.0
3,782		6.000%, due 04/15/38	4,341	0.0
433,812		6.000%, due 05/15/38	490,541	0.0
489,781		6.000%, due 05/15/38	553,805	0.0
69,164		6.000%, due 07/15/38	78,205	0.0
119,291		6.000%, due 09/15/38	135,028	0.0
137,789		6.000%, due 11/15/38	156,085	0.0
1,798,669		6.000%, due 08/20/40	2,034,448	0.1
			302,583,985	8.2

		Other U.S. Agency Obligations: 0.9%
22,990,000		1.100%, due 11/06/18	22,811,897	0.6
1,500,000		1.875%, due 08/15/22	1,465,086	0.1
75,000		5.125%, due 08/25/16	77,149	0.0
10,000		6.150%, due 01/15/38	13,279	0.0
5,000,000		7.125%, due 05/01/30	7,002,605	0.2
			31,370,016	0.9

	Total U.S. Government Agency Obligations
	(Cost $1,194,570,731)		1,205,750,517	32.9

FOREIGN GOVERNMENT BONDS: 3.6%
300,000		Asian Development Bank, 2.125%, 03/19/25	293,385	0.0
3,000,000		Colombia Government International Bond, 4.000%, 02/26/24	2,865,000	0.1
1,950,000		Colombia Government International Bond, 7.375%, 09/18/37	2,159,625	0.1
2,964,000		Corp Andina de Fomento, 4.375%, 06/15/22	3,162,884	0.1
5,000,000		European Bank for Reconstruction & Development, 1.000%, 06/15/18	4,953,550	0.1
2,000,000		European Investment Bank, 4.000%, 02/16/21	2,190,236	0.1
500,000		Export-Import Bank of Korea, 2.625%, 12/30/20	500,627	0.0
500,000		Export-Import Bank of Korea, 3.250%, 08/12/26	497,594	0.0
3,775,000		Export-Import Bank of Korea, 3.750%, 10/20/16	3,840,798	0.1
1,000,000		Export-Import Bank of Korea, 4.000%, 01/14/24	1,058,899	0.0
10,010,000	L	Brazil Government International Bond, 6.000%, 01/17/17	10,310,300	0.3
1,000,000		Hashemite Kingdom of Jordan Government AID Bond, 2.578%, 06/30/22	1,013,022	0.0
1,000,000		Inter-American Development Bank, 3.200%, 08/07/42	965,731	0.0
1,000,000		International Finance Corp., 1.250%, 07/16/18	996,934	0.0
3,695,000		International Finance Corp., 2.250%, 04/11/16	3,711,853	0.1
1,000,000		Japan Bank for International Cooperation/Japan, 1.750%, 05/28/20	979,174	0.0
3,700,000		Japan Finance Corp., 2.500%, 05/18/16	3,721,578	0.1
3,810,000		Korea Development Bank, 3.250%, 03/09/16	3,825,568	0.1
500,000	L	Korea International Bond, 4.125%, 06/10/44	566,100	0.0
10,000,000		KFW, 2.625%, 01/25/22	10,277,610	0.3
12,080,000		Mexico Government International Bond, 4.750%, 03/08/44	11,035,080	0.3
2,710,000	L	Nordic Investment Bank, 5.000%, 02/01/17	2,827,072	0.1
3,695,000		Oesterreichische Kontrollbank AG, 4.875%, 02/16/16	3,712,248	0.1
1,460,000		Panama Government International Bond, 8.875%, 09/30/27	2,025,750	0.1
2,000,000		Pemex Project Funding Master Trust, 6.625%, 06/15/38	1,770,000	0.1
125,000	#,L	Petroleos Mexicanos, 4.250%, 01/15/25	109,688	0.0
500,000		Petroleos Mexicanos, 4.875%, 01/18/24	467,500	0.0
500,000	#	Petroleos Mexicanos, 5.500%, 06/27/44	378,670	0.0
3,680,000		Petroleos Mexicanos, 6.000%, 03/05/20	3,832,720	0.1
4,000,000		Philippine Government International Bond, 6.375%, 01/15/32	5,119,628	0.1
3,405,000		Poland Government International Bond, 5.125%, 04/21/21	3,796,950	0.1
7,395,000		Province of British Columbia Canada, 2.100%, 05/18/16	7,429,986	0.2
1,000,000		Province of Ontario Canada, 1.875%, 05/21/20	992,022	0.0
13,308,000		Province of Ontario Canada, 4.400%, 04/14/20	14,564,754	0.4
4,000,000		Peru Government International Bond, 6.550%, 03/14/37	4,640,000	0.1
155,000		Peruvian Government International Bond, 7.125%, 03/30/19	176,855	0.0
3,140,000		South Africa Government Bond, 5.500%, 03/09/20	3,230,821	0.1
5,160,000		Ukraine Government AID Bonds, 1.847%, 05/29/20	5,158,111	0.2

See Accompanying Notes to Financial Statements

112

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
3,000,000		Uruguay Government International Bond, 4.500%, 08/14/24	3,052,500	0.1

	Total Foreign Government Bonds
	(Cost $134,208,656)		132,210,823	3.6

U.S. TREASURY OBLIGATIONS: 40.2%
		U.S. Treasury Bonds: 6.0%
51,546,000		2.875%, due 08/15/45	49,977,455	1.4
47,125,000	L	2.250%, due 11/15/25	47,024,152	1.3
20,000,000		2.125%, due 05/15/25	19,740,180	0.5
2,000		2.750%, due 11/15/42	1,904	0.0
9,022,000		3.000%, due 11/15/44	8,974,418	0.2
2,882,000		3.125%, due 02/15/43	2,948,762	0.1
5,686,000		3.125%, due 08/15/44	5,801,329	0.2
18,645,000		3.500%, due 02/15/39	20,591,296	0.6
13,888,000		3.625%, due 08/15/43	15,615,639	0.4
14,092,000		3.625%, due 02/15/44	15,825,922	0.4
13,251,000		3.750%, due 11/15/43	15,237,749	0.4
7,845,000		3.875%, due 08/15/40	9,156,966	0.3
6,505,000		4.375%, due 05/15/40	8,172,108	0.2
830,000		6.000%, due 02/15/26	1,108,758	0.0
			220,176,638	6.0

		U.S. Treasury Notes: 34.2%
45,703,000	L	0.875%, due 11/30/17	45,578,734	1.2
60,452,000		1.250%, due 12/15/18	60,336,174	1.7
10,000,000		1.375%, due 10/31/20	9,826,770	0.3
4,825,000		1.500%, due 07/31/16	4,850,360	0.1
83,850,000		1.750%, due 12/31/20	83,798,935	2.3
36,914,000		2.000%, due 11/30/22	36,716,879	1.0
6,248,000		0.500%, due 06/15/16	6,248,250	0.2
5,000,000		0.500%, due 07/31/16	4,997,325	0.1
12,990,000		0.500%, due 08/31/16	12,976,646	0.4
10,595,000		0.500%, due 09/30/16	10,579,129	0.3
7,536,000		0.500%, due 01/31/17	7,509,300	0.2
5,004,000		0.500%, due 02/28/17	4,984,730	0.1
3,001,000		0.500%, due 03/31/17	2,987,697	0.1
51,172,000		0.625%, due 07/15/16	51,182,234	1.4
13,521,000		0.625%, due 08/15/16	13,519,432	0.4
7,054,000		0.625%, due 10/15/16	7,048,350	0.2
16,290,000		0.625%, due 11/15/16	16,270,599	0.4
9,514,500		0.625%, due 12/15/16	9,501,341	0.3
10,000,000		0.625%, due 05/31/17	9,957,440	0.3
29,512,000		0.625%, due 06/30/17	29,368,099	0.8
20,000,000		0.625%, due 09/30/17	19,864,980	0.5
3,873,000		0.750%, due 01/15/17	3,870,118	0.1
6,188,000		0.750%, due 03/15/17	6,180,178	0.2
12,736,000		0.750%, due 10/31/17	12,670,448	0.4
2,285,600		0.750%, due 12/31/17	2,270,657	0.1
21,817,000		0.750%, due 02/28/18	21,636,421	0.6
2,006,600		0.750%, due 04/15/18	1,987,563	0.1
2,784,000		0.875%, due 04/15/17	2,783,903	0.1
1,547,000		0.875%, due 05/15/17	1,546,378	0.0
3,885,000		0.875%, due 06/15/17	3,881,480	0.1
6,000,000		0.875%, due 08/15/17	5,987,826	0.2
2,768,000		0.875%, due 10/15/17	2,760,263	0.1
1,864,000		0.875%, due 11/15/17	1,857,968	0.1
1,918,000		0.875%, due 01/31/18	1,908,897	0.1
785,000		1.000%, due 12/15/17	784,103	0.0
210,800		1.000%, due 03/15/18	210,115	0.0
1,508,000		1.000%, due 05/15/18	1,500,920	0.0
27,497,000		1.000%, due 08/31/19	26,963,476	0.7
29,467,000		1.250%, due 11/30/18	29,426,129	0.8
1,000		1.250%, due 10/31/19	988	0.0
11,755,000		1.250%, due 01/31/20	11,577,523	0.3
3,534,000		1.250%, due 02/29/20	3,477,414	0.1
16,756,000		1.375%, due 09/30/18	16,814,529	0.5
933,000		1.375%, due 01/31/20	923,592	0.0
8,515,000		1.375%, due 02/29/20	8,419,853	0.2
9,022,000		1.375%, due 03/31/20	8,913,826	0.2
7,940,000		1.375%, due 04/30/20	7,839,885	0.2
7,000		1.375%, due 08/31/20	6,890	0.0
19,814,000		1.500%, due 12/31/18	19,910,851	0.5
11,925,000		1.500%, due 01/31/19	11,971,174	0.3
5,048,000		1.500%, due 02/28/19	5,065,693	0.1
6,540,000		1.500%, due 03/31/19	6,560,908	0.2
5,304,000		1.500%, due 05/31/19	5,310,826	0.1
7,002,000		1.500%, due 11/30/19	6,976,282	0.2
752,000		1.500%, due 05/31/20	745,749	0.0
4,833,000		1.500%, due 01/31/22	4,699,590	0.1
4,475,000		1.625%, due 03/31/19	4,504,477	0.1
2,317,000		1.625%, due 04/30/19	2,331,275	0.1
19,814,000		1.625%, due 07/31/19	19,889,789	0.5
12,097,000		1.625%, due 08/31/19	12,135,517	0.3
4,790,000		1.625%, due 12/31/19	4,791,767	0.1
2,976,000		1.625%, due 08/15/22	2,899,451	0.1
22,705,000		1.750%, due 09/30/19	22,865,933	0.6
28,376,000		1.750%, due 10/31/20	28,343,850	0.8
3,064,000		1.750%, due 02/28/22	3,021,349	0.1
7,810,000		1.750%, due 04/30/22	7,687,156	0.2
18,000,000		1.750%, due 09/30/22	17,645,346	0.5
48,163,000		1.875%, due 09/30/17	48,859,244	1.3
8,000,000		1.875%, due 11/30/21	7,969,712	0.2
10,000,000		1.875%, due 05/31/22	9,905,550	0.3
3,003,000		1.875%, due 08/31/22	2,968,964	0.1
8,016,000		1.875%, due 10/31/22	7,915,471	0.2
24,900,000		2.000%, due 11/30/20	25,163,467	0.7
12,097,000		2.000%, due 02/28/21	12,203,127	0.3
4,000,000		2.000%, due 07/31/22	3,990,100	0.1
20,498,000		2.125%, due 01/31/21	20,809,939	0.6
3,700,000		2.125%, due 09/30/21	3,740,434	0.1
3,774,000		2.125%, due 12/31/21	3,808,638	0.1
10,105,000		2.125%, due 06/30/22	10,159,456	0.3
9,810,000		2.250%, due 03/31/21	10,013,891	0.3
8,794,000		2.250%, due 04/30/21	8,972,404	0.2
26,457,000		2.250%, due 11/15/24	26,445,623	0.7
42,155,000		2.375%, due 07/31/17	43,063,272	1.2
19,590,000		2.375%, due 12/31/20	20,151,371	0.6
13,230,000		2.500%, due 08/15/23	13,575,912	0.4
9,874,000		2.500%, due 05/15/24	10,090,517	0.3
18,650,000		2.625%, due 04/30/18	19,287,793	0.5
26,255,000		2.750%, due 02/15/19	27,375,091	0.8
36,569,500		2.750%, due 11/15/23	38,171,902	1.0
42,052,000		2.750%, due 02/15/24	43,806,830	1.2
7,790,000		3.500%, due 05/15/20	8,380,521	0.2
4,025,000		8.125%, due 08/15/19	4,968,255	0.1
			1,253,459,214	34.2

	Total U.S. Treasury Obligations
	(Cost $1,459,862,841)		1,473,635,852	40.2

	Total Long-Term Investments
	(Cost $3,806,099,076)		3,834,373,438	104.6

SHORT-TERM INVESTMENTS: 6.9%
		Commercial Paper: 4.5%
10,000,000		Campbell Soup Co., 0.370%, 01/20/16	9,997,972	0.3
15,000,000		Duke Energy Corp., 0.430%, 01/11/16	14,998,050	0.4
10,000,000		Duke Energy Corp., 0.470%, 01/21/16	9,997,300	0.3
5,000,000		Duke Energy Corp., 0.490%, 02/01/16	4,997,850	0.1

See Accompanying Notes to Financial Statements

113

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper: (continued)
20,000,000	Hewlett Packard, 0.220%, 01/06/16	19,999,284	0.5
7,500,000	Hewlett Packard, 0.330%, 01/25/16	7,498,323	0.2
5,500,000	Hewlett Packard, 0.340%, 01/27/16	5,498,626	0.2
4,000,000	McDonalds Corp., 0.440%, 02/16/16	3,997,739	0.1
10,000,000	Monsanto Co., 0.500%, 02/16/16	9,993,551	0.3
10,650,000	Monsanto Co., 0.540%, 03/15/16	10,638,130	0.3
5,000,000	St. Jude Medical Inc., 0.520%, 01/04/16	4,999,788	0.1
10,000,000	Thomson Reuters Corp., 0.460%, 02/08/16	9,995,060	0.3
10,000,000	Thomson Reuters Corp., 0.500%, 02/29/16	9,991,833	0.3
10,000,000	Thomson Reuters Corp., 0.420%, 01/14/16	9,998,390	0.3
5,000,000	United Healthcare Group Inc., 0.510%, 03/15/16	4,994,750	0.1
8,000,000	United Healthcare Group Inc., 0.520%, 03/16/16	7,991,454	0.2
8,000,000	United Healthcare Group Inc., 0.500%, 03/17/16	7,991,325	0.2
10,000,000	United Technologies Corp., 0.400%, 01/06/16	9,999,343	0.3
		163,578,768	4.5

	Securities Lending Collateralcc: 2.3%
16,280,529	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $16,281,082, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $16,606,141, due 06/09/16-05/20/45)	16,280,529	0.4
20,376,022	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $20,376,781, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $20,783,543, due 01/15/16-04/01/51)	20,376,022	0.6
20,376,022	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $20,376,848, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $20,783,547, due 03/31/21-02/15/44)	20,376,022	0.5
20,376,022	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $20,376,759, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $20,783,543, due 01/15/16-10/20/65)	20,376,022	0.6
8,384,348	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $8,384,725, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $8,558,193, due 01/15/17-02/15/42)	8,384,348	0.2
		85,792,943	2.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
3,644,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $3,644,000)	3,644,000	0.1

	Total Short-Term Investments
	(Cost $252,975,077)	253,015,711	6.9

	Total Investments in Securities (Cost $4,059,074,153)	$4,087,389,149	111.5
	Liabilities in Excess of Other Assets	(419,941,746)	(11.5)
	Net Assets	$3,667,447,403	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.

See Accompanying Notes to Financial Statements

114

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
cc	Represents securities purchased with cash collateral received for securities on loan.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $4,063,289,428.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$66,122,360
Gross Unrealized Depreciation	(42,022,639)

Net Unrealized Appreciation	$24,099,721

See Accompanying Notes to Financial Statements

115

Voya Global Value Advantage Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.4%
		Consumer Discretionary: 13.0%
19,062	@	Amazon.com, Inc.	12,883,815	1.6
153,300		Denso Corp.	7,325,517	0.9
108,898		Hasbro, Inc.	7,335,370	0.9
264,118		Hilton Worldwide Holdings, Inc.	5,652,125	0.7
112,557		Home Depot, Inc.	14,885,663	1.9
43,711		LVMH Moet Hennessy Louis Vuitton SE	6,865,734	0.9
114,654		McDonald's Corp.	13,545,224	1.7
157,690		Nike, Inc.	9,855,625	1.2
578,200		Panasonic Corp.	5,861,510	0.7
80,340		Renault S.A.	8,041,715	1.0
190,500		Toyota Motor Corp.	11,730,803	1.5
			103,983,101	13.0

		Consumer Staples: 10.7%
381,881		Diageo PLC	10,428,376	1.3
76,604		Dr Pepper Snapple Group, Inc.	7,139,493	0.9
113,709		Kimberly-Clark Corp.	14,475,156	1.8
149,719		Kraft Heinz Co.	10,893,554	1.4
71,200		KT&G Corp.	6,327,198	0.8
155,373		Nestle S.A.	11,534,154	1.4
129,357		PepsiCo, Inc.	12,925,351	1.6
141,332		Philip Morris International, Inc.	12,424,496	1.5
			86,147,778	10.7

		Energy: 6.4%
82,544		Baker Hughes, Inc.	3,809,406	0.5
165,577		Halliburton Co.	5,636,241	0.7
133,119		Hess Corp.	6,453,609	0.8
158,501		Occidental Petroleum Corp.	10,716,253	1.3
206,541		Royal Dutch Shell PLC - Class A ADR	9,457,512	1.2
147,688		Sasol Ltd.	3,987,252	0.5
257,786		Total S.A.	11,556,967	1.4
			51,617,240	6.4

		Financials: 20.6%
391,811		Admiral Group PLC	9,574,202	1.2
173,967	#,@	Amundi SA	8,163,595	1.0
212,212		BB&T Corp.	8,023,736	1.0
176,400		Blackstone Group LP	5,157,936	0.6
1,373,416		Challenger Ltd.	8,655,774	1.1
2,146,000		China Overseas Land & Investment Ltd.	7,471,004	0.9
2,475,364		Intesa Sanpaolo SpA - ISP	8,220,728	1.0
268,537		JPMorgan Chase & Co.	17,731,498	2.2
24,839		Komercni Banka AS	4,931,305	0.6
185,362		Liberty Property Trust	5,755,490	0.7
49,514		Mid-America Apartment Communities, Inc.	4,496,366	0.6
282,800		NKSJ Holdings, Inc.	9,285,652	1.2
91,372		Prudential Financial, Inc.	7,438,594	0.9
778,971		QBE Insurance Group Ltd.	7,084,864	0.9
129,848		Sampo OYJ	6,594,008	0.8
45,402		Simon Property Group, Inc.	8,827,965	1.1
2,569,000		Sumitomo Mitsui Trust Holdings, Inc.	9,729,655	1.2
336,144		Wells Fargo & Co.	18,272,788	2.3
39,227		Zurich Insurance Group AG	10,077,417	1.3
			165,492,577	20.6

		Health Care: 13.1%
170,183		AstraZeneca PLC	11,495,479	1.4
200,485		Bristol-Myers Squibb Co.	13,791,363	1.7
122,352		Gilead Sciences, Inc.	12,380,799	1.6
168,599		Medtronic PLC	12,968,635	1.6
152,999		Novartis AG	13,160,863	1.7
388,317		Pfizer, Inc.	12,534,873	1.6
58,921		Roche Holding AG	16,327,505	2.0
102,878		UnitedHealth Group, Inc.	12,102,568	1.5
			104,762,085	13.1

		Industrials: 9.5%
91,494		Boeing Co.	13,229,118	1.6
4,255,400		China Railway Construction Corp. Ltd.	5,237,411	0.6
426,021		General Electric Co.	13,270,554	1.7
499,300		LIXIL Group Corp.	11,089,306	1.4
352,347		Koninklijke Philips NV	8,993,448	1.1
469,600		Mitsubishi Corp.	7,810,914	1.0
104,799		Siemens AG	10,138,925	1.3
717,465		Volvo AB - B Shares	6,652,737	0.8
			76,422,413	9.5

		Information Technology: 12.4%
234,731		Apple, Inc.	24,707,785	3.1
556,171		Cisco Systems, Inc.	15,102,824	1.9
428,121		Intel Corp.	14,748,768	1.8
571,000		MediaTek, Inc.	4,318,758	0.5
216,098		Microchip Technology, Inc.	10,057,201	1.2
386,400		Microsoft Corp.	21,437,472	2.7
407,116		Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	9,261,889	1.2
			99,634,697	12.4

		Materials: 4.5%
111,989		BASF SE	8,531,151	1.1
699,046		BHP Billiton Ltd.	8,996,396	1.1
255,652		International Paper Co.	9,638,080	1.2
168,408		Koninklijke DSM NV	8,444,939	1.1
			35,610,566	4.5

		Telecommunication Services: 3.9%
273,244		AT&T, Inc.	9,402,326	1.2
3,267,047		Bezeq Israeli Telecommunication Corp., Ltd.	7,191,951	0.9
719,500		China Mobile Ltd.	8,098,768	1.0
36,076		SK Telecom Co., Ltd.	6,602,569	0.8
			31,295,614	3.9

		Utilities: 3.3%
75,820		DTE Energy Co.	6,080,006	0.7
425,419	L	Gas Natural SDG S.A.	8,675,296	1.1

Voya Global Value Advantage Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: (continued)
225,275	PG&E Corp.	11,982,377	1.5
		26,737,679	3.3

	Total Common Stock
	(Cost $822,503,915)	781,703,750	97.4

PREFERRED STOCK: 0.6%
	Financials: 0.6%
646,226	Itau Unibanco Holding S.A.	4,300,823	0.6

	Total Preferred Stock
	(Cost $6,523,651)	4,300,823	0.6

	Total Long-Term Investments
	(Cost $829,027,566)	786,004,573	98.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.5%
	Securities Lending Collateralcc: 0.1%
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $1,000,036, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/15/16-10/20/65)	1,000,000	0.1
10,936	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $10,936, collateralized by various U.S. Government Securities, 0.074%-3.250%, Market Value plus accrued interest $11,155, due 07/31/16-11/15/23)	10,936	0.0
		1,010,936	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
11,154,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $11,154,000)	11,154,000	1.4

	Total Short-Term Investments
	(Cost $12,164,936)	12,164,936	1.5

	Total Investments in Securities (Cost $841,192,502)	$798,169,509	99.5
	Assets in Excess of Other Liabilities	4,263,168	0.5
	Net Assets	$802,432,677	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $843,179,699.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$25,577,252
Gross Unrealized Depreciation	(70,587,442)

Net Unrealized Depreciation	$(45,010,190)

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.1%
		Consumer Discretionary: 12.9%
185,400		AMC Entertainment Holdings, Inc.	4,449,600	0.7
425,501	@	Belmond Ltd	4,042,260	0.7
63,875	@	Burlington Stores, Inc.	2,740,237	0.5
101,225		Cheesecake Factory	4,667,485	0.8
71,325		Childrens Place Retail Stores, Inc.	3,937,140	0.7
56,112	@	Dave & Buster's Entertainment, Inc.	2,342,115	0.4
156,426	@	Express, Inc.	2,703,041	0.4
54,675	@	Helen of Troy Ltd.	5,153,119	0.9
86,805	@	Imax Corp.	3,085,050	0.5
69,575		Jack in the Box, Inc.	5,337,098	0.9
156,736	@	La-Z-Boy, Inc.	3,827,493	0.6
81,225	@	Marriott Vacations Worldwide Corp.	4,625,764	0.8
72,650		Monro Muffler Brake, Inc.	4,810,883	0.8
101,440	@	Papa John's International, Inc.	5,667,453	0.9
168,750	@	Pier 1 Imports, Inc.	858,937	0.1
55,341		Pool Corp.	4,470,446	0.7
74,100	@	Rent-A-Center, Inc.	1,109,277	0.2
150,775	@	Sally Beauty Holdings, Inc.	4,205,115	0.7
40,120		Sturm Ruger & Co., Inc.	2,391,553	0.4
42,070	@	Vail Resorts, Inc.	5,384,539	0.9
188,020	@	Wendy's Company	2,024,975	0.3
			77,833,580	12.9

		Consumer Staples: 2.6%
36,815		Casey's General Stores, Inc.	4,434,367	0.7
168,460		Flowers Foods, Inc.	3,620,205	0.6
120,100	@	Pinnacle Foods, Inc.	5,099,446	0.9
102,730		Vector Group Ltd.	2,423,401	0.4
			15,577,419	2.6

		Energy: 1.9%
125,855	@	Bill Barrett Corp.	494,610	0.1
219,175	@,L	C&J Energy Services Ltd.	1,043,273	0.1
138,200		Carrizo Oil & Gas, Inc.	4,087,956	0.7
313,500	@,L	Cloud Peak Energy, Inc.	652,080	0.1
44,755	@	Dril-Quip, Inc.	2,650,839	0.4
238,200		Unit Corp.	2,906,040	0.5
			11,834,798	1.9

		Financials: 26.2%
265,600	@	Colony Capital, Inc.	5,173,888	0.9
76,657		CubeSmart	2,347,237	0.4
115,438		CyrusOne, Inc.	4,323,153	0.7
137,387		DCT Industrial Trust, Inc.	5,134,152	0.8
105,360		Easterly Government Properties, Inc.	1,810,085	0.3
61,120		Encore Capital Group, Inc.	1,777,370	0.3
83,561	@	Evercore Partners, Inc.	4,518,143	0.7
140,804		First American Financial Corp.	5,054,864	0.8
183,358	@	Great Western Bancorp, Inc.	5,321,049	0.9
112,450		Highwoods Properties, Inc.	4,902,820	0.8
112,410	@	Horace Mann Educators Corp.	3,729,764	0.6
18,612	@	Infinity Property & Casualty Corp.	1,530,465	0.3
465,350		Investors Bancorp, Inc.	5,788,954	1.0
197,500		Kennedy-Wilson Holdings, Inc.	4,755,800	0.8
126,768		LaSalle Hotel Properties	3,189,483	0.5
38,452		MarketAxess Holdings, Inc.	4,290,859	0.7
178,150		MB Financial, Inc.	5,766,715	1.0
256,125	@	OM Asset Management Plc	3,926,396	0.7
76,364	@	OneMain Holdings, Inc.	3,172,161	0.5
98,775		PacWest Bancorp	4,257,202	0.7
86,701		Primerica, Inc.	4,094,888	0.7
132,775		PrivateBancorp, Inc.	5,446,430	0.9
96,448		QTS Realty Trust, Inc.	4,350,769	0.7
365,475	@	Radian Group, Inc.	4,893,710	0.8
269,563		Redwood Trust, Inc.	3,558,232	0.6
115,150	@	Selective Insurance Group	3,866,737	0.6
21,199		Signature Bank	3,251,291	0.5
41,975		Simmons First National Corp.	2,155,836	0.4
58,775		South State Corp.	4,228,861	0.7
20,850	@	Sovran Self Storage, Inc.	2,237,414	0.4
229,220		STAG Industrial, Inc.	4,229,109	0.7
231,050		Starwood Property Trust, Inc.	4,750,388	0.8
317,725		Sterling Bancorp/DE	5,153,500	0.9
106,835	@	Stifel Financial Corp.	4,525,531	0.7
61,075		Store Capital Corp.	1,416,940	0.2
35,289	@	SVB Financial Group	4,195,862	0.7
253,985	@	Talmer Bancorp, Inc.	4,599,668	0.8
181,300		Urban Edge Properties	4,251,485	0.7
162,825	@	Webster Financial Corp.	6,055,462	1.0
			158,032,673	26.2

		Health Care: 12.8%
86,625	@	Acadia Pharmaceuticals, Inc.	3,088,181	0.5
55,500	@,L	Aerie Pharmaceuticals, Inc.	1,351,425	0.2
119,340	@	AMN Healthcare Services, Inc.	3,705,507	0.6
12,575	@	Anacor Pharmaceuticals, Inc.	1,420,598	0.2
37,650	L	Cempra, Inc.	1,172,044	0.2
59,924		Charles River Laboratories International, Inc.	4,817,290	0.8
101,350	L	Depomed, Inc.	1,837,475	0.3
122,400	@	Envision Healthcare Holdings, Inc.	3,178,728	0.5
38,300	L	Esperion Therapeutics, Inc.	852,558	0.1
93,900		Greatbatch, Inc.	4,929,750	0.8
78,550	L	Halozyme Therapeutics, Inc.	1,361,272	0.2
193,644		Healthsouth Corp.	6,740,748	1.1
102,650		Hill-Rom Holdings, Inc.	4,933,359	0.8
95,450	@,L	Lexicon Pharmaceuticals, Inc.	1,270,440	0.2

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: (continued)
32,500	@	MacroGenics, Inc.	1,006,525	0.2
95,600		Masimo Corp.	3,968,356	0.7
33,914		Mednax, Inc.	2,430,277	0.4
38,800	@	Neurocrine Biosciences, Inc.	2,194,916	0.4
88,761	@	Owens & Minor, Inc.	3,193,621	0.5
31,875	L	Pacira Pharmaceuticals, Inc./DE	2,447,681	0.4
33,200	L	Relypsa, Inc.	940,888	0.2
80,630		STERIS PLC	6,074,664	1.0
172,961	@	Surgery Partners, Inc.	3,543,971	0.6
84,670	@	Team Health Holdings, Inc.	3,716,166	0.6
20,175		Ultragenyx Pharmaceutical, Inc.	2,263,232	0.4
65,100	@	WellCare Health Plans, Inc.	5,091,471	0.9
			77,531,143	12.8

		Industrials: 15.5%
188,250	@	ABM Industries, Inc.	5,359,478	0.9
204,825	@	Actuant Corp.	4,907,607	0.8
111,516	@	Atlas Air Worldwide Holdings, Inc.	4,610,071	0.8
140,200		Barnes Group, Inc.	4,961,678	0.8
110,900		Beacon Roofing Supply, Inc.	4,566,862	0.8
392,300	@	Blount International, Inc.	3,848,463	0.6
132,100		Clarcor, Inc.	6,562,728	1.1
66,625	@	Curtiss-Wright Corp.	4,563,813	0.8
69,468		Healthcare Services Group, Inc.	2,422,349	0.4
201,800		Heartland Express, Inc.	3,434,636	0.6
78,975		HUB Group, Inc.	2,602,226	0.4
117,700		KAR Auction Services, Inc.	4,358,431	0.7
106,075		On Assignment, Inc.	4,768,071	0.8
64,075		Orbital ATK, Inc.	5,724,461	0.9
65,700		Regal-Beloit Corp.	3,844,764	0.6
43,399		Teledyne Technologies, Inc.	3,849,491	0.6
179,350		Tetra Tech, Inc.	4,666,687	0.8
68,825		Toro Co.	5,029,043	0.8
54,900		Universal Forest Products, Inc.	3,753,513	0.6
106,000		Watts Water Technologies, Inc.	5,265,020	0.9
92,500	@	Woodward, Inc.	4,593,550	0.8
			93,692,942	15.5

		Information Technology: 17.5%
153,125	@	Advanced Energy Industries, Inc.	4,322,719	0.7
128,512	@	Blackhawk Network Holdings, Inc.	5,681,516	0.9
117,100		Bottomline Technologies de, Inc.	3,481,383	0.6
47,275		CACI International, Inc.	4,386,174	0.7
146,991	@	Cardtronics, Inc.	4,946,247	0.8
136,700	@	Commvault Systems, Inc.	5,379,145	0.9
142,906	@	Cornerstone OnDemand, Inc.	4,934,544	0.8
300,325		Cypress Semiconductor Corp.	2,946,188	0.5
231,450		EVERTEC, Inc.	3,874,473	0.6
140,275		Flir Systems, Inc.	3,937,519	0.7
76,700	@	j2 Global, Inc.	6,313,944	1.1
59,225	@	Littelfuse, Inc.	6,337,667	1.1
101,600	@,L	Match Group, Inc.	1,376,680	0.2
137,000		Microsemi Corp.	4,464,830	0.7
97,217	@	MKS Instruments, Inc.	3,499,812	0.6
99,320	@	Netscout Systems, Inc.	3,049,124	0.5
81,325		Plantronics, Inc.	3,856,431	0.6
120,484		Plexus Corp.	4,207,301	0.7
240,950		Polycom, Inc.	3,033,561	0.5
191,794	@	Q2 Holdings, Inc.	5,057,608	0.8
165,200	@	QLIK Technologies, Inc.	5,230,232	0.9
115,150	@	Rofin-Sinar Technologies, Inc.	3,083,717	0.5
23,250		Ultimate Software Group, Inc.	4,545,608	0.8
133,100		Veeco Instruments, Inc.	2,736,536	0.5
57,400		WEX, Inc.	5,074,160	0.8
			105,757,119	17.5

		Materials: 4.4%
147,575		Carpenter Technology Corp.	4,467,095	0.7
337,600		Commercial Metals Co.	4,621,744	0.8
142,150		HB Fuller Co.	5,184,210	0.9
92,000		Minerals Technologies, Inc.	4,219,120	0.7
223,900		Olin Corp.	3,864,514	0.6
132,875	@	Worthington Industries, Inc.	4,004,853	0.7
			26,361,536	4.4

		Utilities: 2.3%
102,800	@	El Paso Electric Co.	3,957,800	0.6
34,000	@	Idacorp, Inc.	2,312,000	0.4
68,300		ONE Gas, Inc.	3,426,611	0.6
119,400		Portland General Electric Co.	4,342,578	0.7
			14,038,989	2.3

	Total Common Stock
	(Cost $514,675,286)		580,660,199	96.1

EXCHANGE-TRADED FUNDS: 1.8%
95,275		iShares Russell 2000 ETF	10,719,390	1.8

	Total Exchange-Traded Funds
	(Cost $11,206,820)		10,719,390	1.8

	Total Long-Term Investments
	(Cost $525,882,106)		591,379,589	97.9

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.7%
	Securities Lending Collateralcc: 1.8%
2,060,849	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $2,060,919, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $2,102,066, due 06/09/16-05/20/45)	2,060,849	0.4
2,579,092	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $2,579,188, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $2,630,674, due 01/15/16-04/01/51)	2,579,092	0.4
2,579,092	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $2,579,197, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $2,630,674, due 03/31/21-02/15/44)	2,579,092	0.4
2,579,092	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $2,579,185, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,630,674, due 01/15/16-10/20/65)	2,579,092	0.4
1,061,133	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $1,061,181, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,083,135, due 01/15/17-02/15/42)	1,061,133	0.2
		10,859,258	1.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.9%
11,569,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $11,569,000)	11,569,000	1.9

	Total Short-Term Investments
	(Cost $22,428,258)	22,428,258	3.7

	Total Investments in Securities (Cost $548,310,364)	$613,807,847	101.6
	Liabilities in Excess of Other Assets	(9,726,100)	(1.6)
	Net Assets	$604,081,747	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $550,447,145.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$99,823,375
Gross Unrealized Depreciation	(36,462,673)

Net Unrealized Appreciation	$63,360,702

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.9%
		Consumer Discretionary: 13.7%
22,013		Amazon.com, Inc.	14,878,367	2.2
22,123		AMC Networks, Inc.	1,652,146	0.2
29,112	@	Best Buy Co., Inc.	886,460	0.1
89,919		Coach, Inc.	2,943,049	0.4
181,463		Comcast Corp. – Class A	10,239,957	1.5
37,510		Delphi Automotive PLC	3,215,732	0.5
28,366		Dish Network Corp. - Class A	1,621,968	0.2
35,924	L	GameStop Corp.	1,007,309	0.2
51,057		Gap, Inc.	1,261,108	0.2
60,358		Hasbro, Inc.	4,065,715	0.6
196,155		Hilton Worldwide Holdings, Inc.	4,197,717	0.6
84,000		Home Depot, Inc.	11,109,000	1.7
32,568		Kohl's Corp.	1,551,214	0.2
53,859		Lowe's Cos, Inc.	4,095,438	0.6
75,917		McDonald's Corp.	8,968,834	1.3
126,270		Nike, Inc.	7,891,875	1.2
45,015		Scripps Networks Interactive - Class A	2,485,278	0.4
46,984		Starbucks Corp.	2,820,450	0.4
44,525		Target Corp.	3,232,960	0.5
13,729		Tractor Supply Co.	1,173,830	0.2
31,053		Walt Disney Co.	3,263,049	0.5
			92,561,456	13.7

		Consumer Staples: 9.6%
132,588		Altria Group, Inc.	7,717,948	1.1
99,090		Archer-Daniels-Midland Co.	3,634,621	0.5
76,094		Coca-Cola Co.	3,268,998	0.5
53,610		Coca-Cola Enterprises, Inc.	2,639,756	0.4
91,991		CVS Health Corp.	8,993,960	1.3
51,705		Dr Pepper Snapple Group, Inc.	4,818,906	0.7
20,000		Kimberly-Clark Corp.	2,546,000	0.4
26,276		Kraft Heinz Co.	1,911,842	0.3
103,000		PepsiCo, Inc.	10,291,760	1.5
22,600		Philip Morris International, Inc.	1,986,766	0.3
76,453		Procter & Gamble Co.	6,071,133	0.9
69,027		Tyson Foods, Inc.	3,681,210	0.6
117,657	@	Wal-Mart Stores, Inc.	7,212,374	1.1
			64,775,274	9.6

		Energy: 6.2%
80,039		Chevron Corp.	7,200,308	1.1
69,380		Devon Energy Corp.	2,220,160	0.3
20,070		EOG Resources, Inc.	1,420,755	0.2
117,740		Exxon Mobil Corp.	9,177,833	1.4
118,703		Halliburton Co.	4,040,650	0.6
37,000		Hess Corp.	1,793,760	0.3
35,231		Occidental Petroleum Corp.	2,381,968	0.3
93,700	@	Royal Dutch Shell PLC - Class A ADR	4,290,523	0.6
74,849		Total S.A. ADR	3,364,463	0.5
86,501		Valero Energy Corp.	6,116,486	0.9
			42,006,906	6.2

		Financials: 15.8%
22,358	L	Affiliated Managers Group, Inc.	3,571,914	0.5
26,932		Aflac, Inc.	1,613,227	0.2
42,170		Ameriprise Financial, Inc.	4,487,732	0.7
211,549		Bank of America Corp.	3,560,370	0.5
46,928		Berkshire Hathaway, Inc. – Class B	6,196,373	0.9
44,012		Blackstone Group LP	1,286,911	0.2
141,352		Brixmor Property Group, Inc.	3,649,709	0.6
197,000		Citigroup, Inc.	10,194,750	1.5
105,143	@	Discover Financial Services	5,637,768	0.8
96,369	@	Gaming and Leisure Properties, Inc.	2,679,058	0.4
97,481		Hartford Financial Services Group, Inc.	4,236,524	0.6
201,965		JPMorgan Chase & Co.	13,335,749	2.0
308,231	@	Keycorp	4,065,567	0.6
27,029		Lazard Ltd.	1,216,575	0.2
84,139		Lincoln National Corp.	4,228,826	0.6
51,777		Mid-America Apartment Communities, Inc.	4,701,869	0.7
232,332		Navient Corp.	2,660,201	0.4
62,170		ProLogis, Inc.	2,668,336	0.4
30,020		Prudential Financial, Inc.	2,443,928	0.4
22,515		Simon Property Group, Inc.	4,377,817	0.7
79,914		Unum Group	2,660,337	0.4
244,534		Wells Fargo & Co.	13,292,868	2.0
91,471		XL Group Plc	3,583,834	0.5
			106,350,243	15.8

		Health Care: 14.7%
17,309		AbbVie, Inc.	1,025,385	0.2
6,876		Aetna, Inc.	743,433	0.1
4,723		Allergan plc	1,475,938	0.2
16,792		AmerisourceBergen Corp.	1,741,498	0.3
49,991		Amgen, Inc.	8,115,039	1.2
31,302		Anthem, Inc.	4,364,751	0.6
6,000		Biogen, Inc.	1,838,100	0.3
54,847		Bristol-Myers Squibb Co.	3,772,925	0.6
65,579		Cardinal Health, Inc.	5,854,237	0.9
4,841		Cigna Corp.	708,384	0.1
27,218	@	Edwards Lifesciences Corp.	2,149,678	0.3
20,000	@	Express Scripts Holding Co.	1,748,200	0.3
103,431		Gilead Sciences, Inc.	10,466,183	1.5
2,637		Intuitive Surgical, Inc.	1,440,224	0.2
76,105		Johnson & Johnson	7,817,506	1.2
13,326		McKesson Corp.	2,628,287	0.4
61,746	@	Medtronic PLC	4,749,502	0.7
191,420		Merck & Co., Inc.	10,110,804	1.5
384,064		Pfizer, Inc.	12,397,586	1.8
7,400		Shire PLC ADR	1,517,000	0.2
76,585		UnitedHealth Group, Inc.	9,009,459	1.3
39,400		Waters Corp.	5,302,452	0.8
			98,976,571	14.7

See Accompanying Notes to Financial Statements

1

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 10.1%
4,691		3M Co.	706,652	0.1
73,815		ADT Corp.	2,434,419	0.4
57,644		Boeing Co.	8,334,746	1.2
73,752		Danaher Corp.	6,850,086	1.0
116,703		Delta Air Lines, Inc.	5,915,675	0.9
46,400		General Dynamics Corp.	6,373,504	0.9
271,815		General Electric Co.	8,467,037	1.2
35,049		Hubbell, Inc.	3,541,351	0.5
63,194		Masco Corp.	1,788,390	0.3
14,830		Northrop Grumman Corp.	2,800,052	0.4
60,000		Quanta Services, Inc.	1,215,000	0.2
19,612		Robert Half International, Inc.	924,510	0.1
28,038		Roper Technologies, Inc.	5,321,332	0.8
20,448		Snap-On, Inc.	3,505,400	0.5
122,794		Southwest Airlines Co.	5,287,510	0.8
10,000		Stanley Black & Decker, Inc.	1,067,300	0.2
90,977		Textron, Inc.	3,821,944	0.6
			68,354,908	10.1

		Information Technology: 20.5%
52,488		Activision Blizzard, Inc.	2,031,811	0.3
17,200		Alphabet, Inc. - Class A	13,381,772	2.0
11,864		Alphabet, Inc. - Class C	9,003,352	1.3
258,326		Apple, Inc.	27,191,395	4.0
11,550	@	Avago Technologies Ltd.	1,676,483	0.2
381,944		Cisco Systems, Inc.	10,371,689	1.5
60,000		Cognizant Technology Solutions Corp.	3,601,200	0.5
45,923		CSRA, Inc.	1,377,690	0.2
59,985	@	Electronic Arts, Inc.	4,122,169	0.6
42,124		F5 Networks, Inc.	4,084,343	0.6
62,568		Facebook, Inc.	6,548,367	1.0
9,260	@	International Business Machines Corp.	1,274,361	0.2
322,000		Intel Corp.	11,092,900	1.6
17,326		Mastercard, Inc.	1,686,859	0.3
112,385	L	Microchip Technology, Inc.	5,230,398	0.8
323,511		Microsoft Corp.	17,948,390	2.7
120,651		NetApp, Inc.	3,200,871	0.5
13,284		NXP Semiconductor NV - NXPI - US	1,119,177	0.2
35,817		Oracle Corp.	1,308,395	0.2
38,374		Red Hat, Inc.	3,177,751	0.5
34,326		Seagate Technology	1,258,391	0.2
44,841		Visa, Inc. - Class A	3,477,420	0.5
67,632		Western Digital Corp.	4,061,302	0.6
			138,226,486	20.5

		Materials: 2.6%
80,000		Crown Holdings, Inc.	4,056,000	0.6
22,062		Dow Chemical Co.	1,135,752	0.2
38,735		Eastman Chemical Co.	2,615,000	0.4
148,123		International Paper Co.	5,584,237	0.8
49,814	@	LyondellBasell Industries NV - Class A	4,328,836	0.6
			17,719,825	2.6

		Telecommunication Services: 2.6%
308,560		AT&T, Inc.	10,617,549	1.6
144,880		Verizon Communications, Inc.	6,696,354	1.0
			17,313,903	2.6

		Utilities: 3.1%
99,890		American Electric Power Co., Inc.	5,820,590	0.9
20,500		Consolidated Edison, Inc.	1,317,535	0.2
63,666		DTE Energy Co.	5,105,377	0.8
85,260		PG&E Corp.	4,534,979	0.7
25,000	@	Public Service Enterprise Group, Inc.	967,250	0.1
84,478	@	Xcel Energy, Inc.	3,033,605	0.4
			20,779,336	3.1

	Total Common Stock (Cost $598,246,217)		667,064,908	98.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
	Securities Lending Collateralcc: 1.1%
1,767,931	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $1,767,997, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $1,803,290, due 01/15/16-04/01/51)	1,767,931	0.3
1,767,931	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $1,767,991, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $1,803,290, due 11/15/42-02/20/45)	1,767,931	0.3
1,767,931	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $1,768,003, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $1,803,290, due 03/31/21-02/15/44)	1,767,931	0.2

See Accompanying Notes to Financial Statements

2

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
1,767,931	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $1,767,995, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,803,289, due 01/15/16-10/20/65)	1,767,931	0.3
372,132	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $372,144, collateralized by various U.S. Government Securities, 0.074%-3.250%, Market Value plus accrued interest $379,577, due 07/31/16-11/15/23)	372,132	0.0
		7,443,856	1.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.3%
9,012,715	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $9,012,715)	9,012,715	1.3

	Total Short-Term Investments (Cost $16,456,571)	16,456,571	2.4

	Total Investments in Securities (Cost $614,702,788)	$683,521,479	101.3
	Liabilities in Excess of Other Assets	(8,575,005)	(1.3)
	Net Assets	$674,946,474	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $615,431,770.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$95,128,970
Gross Unrealized Depreciation	(27,039,261)

Net Unrealized Appreciation	$68,089,709

See Accompanying Notes to Financial Statements

3

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 13.5%
72,027		AMC Networks, Inc.	5,378,976	0.9
214,351	L	American Eagle Outfitters	3,322,441	0.5
87,431		Big Lots, Inc.	3,369,591	0.5
85,347		Cheesecake Factory	3,935,350	0.6
18,082		Cinemark Holdings, Inc.	604,481	0.1
29,887	@,L	Cracker Barrel Old Country Store	3,790,568	0.6
91,958		Dana Holding Corp.	1,269,020	0.2
47,519		Domino's Pizza, Inc.	5,286,489	0.9
79,668		Foot Locker, Inc.	5,185,590	0.8
269,848		Gentex Corp.	4,320,266	0.7
46,174		Hasbro, Inc.	3,110,281	0.5
70,677		International Speedway Corp.	2,383,228	0.4
63,407		Jack in the Box, Inc.	4,863,951	0.8
137,721	@	Jarden Corp.	7,866,624	1.3
143,366	L	JC Penney Co., Inc.	954,818	0.2
33,440		Lear Corp.	4,107,435	0.7
270,819		LKQ Corp.	8,024,367	1.3
1,924		NVR, Inc.	3,161,132	0.5
9,481	@	Polaris Industries, Inc.	814,892	0.1
97,484	@	Skechers USA, Inc.	2,944,992	0.5
40,658	@	Thor Industries, Inc.	2,282,947	0.4
59,800		Toll Brothers, Inc.	1,991,340	0.3
22,232	@	Ulta Salon Cosmetics & Fragrance, Inc.	4,112,920	0.7
			83,081,699	13.5

		Consumer Staples: 4.2%
26,757		Casey's General Stores, Inc.	3,222,881	0.5
17,212		Church & Dwight Co., Inc.	1,460,955	0.2
199,669		Dean Foods Co.	3,424,323	0.6
250,590		Flowers Foods, Inc.	5,385,179	0.9
41,285	@	Ingredion, Inc.	3,956,754	0.6
80,157	@	Pinnacle Foods, Inc.	3,403,466	0.5
15,536	L	Tootsie Roll Industries, Inc.	490,782	0.1
53,626		TreeHouse Foods, Inc.	4,207,496	0.7
14,968		WhiteWave Foods Co.	582,405	0.1
			26,134,241	4.2

		Energy: 2.7%
94,075		Atwood Oceanics, Inc.	962,387	0.2
128,817		California Resources Corp.	300,144	0.0
72,698	@	Dril-Quip, Inc.	4,305,903	0.7
51,069		EQT Corp.	2,662,227	0.4
35,364	@	HollyFrontier Corp.	1,410,670	0.2
104,906	L	Noble Corp. PLC	1,106,758	0.2
275,209	@	Patterson-UTI Energy, Inc.	4,150,152	0.7
70,175	L	SM Energy Co.	1,379,640	0.2
75,269		WPX Energy, Inc.	432,044	0.1
			16,709,925	2.7

		Financials: 26.2%
19,635		Affiliated Managers Group, Inc.	3,136,888	0.5
92,185	@	Alexander & Baldwin, Inc.	3,255,052	0.5
2,075		Alleghany Corp.	991,705	0.2
58,609		Arthur J. Gallagher & Co.	2,399,452	0.4
55,084		Aspen Insurance Holdings Ltd.	2,660,557	0.4
79,809		Bancorpsouth, Inc.	1,914,618	0.3
71,020		Brixmor Property Group, Inc.	1,833,736	0.3
21,277		Care Capital Properties, Inc.	650,438	0.1
37,123	@	Communications Sales & Leasing, Inc.	693,829	0.1
142,965		Corporate Office Properties Trust SBI MD	3,120,926	0.5
238,017		DDR Corp.	4,008,206	0.7
51,569		Endurance Specialty Holdings Ltd.	3,299,900	0.5
36,062		Everest Re Group Ltd.	6,602,592	1.1
28,517		Extra Space Storage, Inc.	2,515,485	0.4
7,779	@	Federal Realty Investment Trust	1,136,512	0.2
146,865		First American Financial Corp.	5,272,453	0.9
53,084	@	FirstMerit Corp.	990,017	0.2
133,231	@	Gaming and Leisure Properties, Inc.	3,703,822	0.6
52,219	@	Hanover Insurance Group, Inc.	4,247,493	0.7
69,448		Highwoods Properties, Inc.	3,027,933	0.5
82,390	@	Hospitality Properties Trust	2,154,498	0.3
144,768		Huntington Bancshares, Inc.	1,601,134	0.3
24,676		Jones Lang LaSalle, Inc.	3,944,705	0.6
309,628	@	Keycorp	4,083,993	0.7
131,714		LaSalle Hotel Properties	3,313,924	0.5
72,408		Lazard Ltd.	3,259,084	0.5
182,027		Liberty Property Trust	5,651,938	0.9
5,564		MarketAxess Holdings, Inc.	620,887	0.1
78,766		Mid-America Apartment Communities, Inc.	7,152,740	1.2
37,994	L	New York Community Bancorp., Inc.	620,062	0.1
133,144		PacWest Bancorp	5,738,506	0.9
86,142		Primerica, Inc.	4,068,487	0.7
74,005		Prosperity Bancshares, Inc.	3,541,879	0.6
25,783	@	Raymond James Financial, Inc.	1,494,641	0.2
43,110		Reinsurance Group of America, Inc.	3,688,061	0.6
42,240		RenaissanceRe Holdings Ltd.	4,781,146	0.8
81,305		SEI Investments Co.	4,260,382	0.7
47,721		Signature Bank	7,318,970	1.2
229,490		SLM Corp.	1,496,275	0.2
105,488	@	Stifel Financial Corp.	4,468,472	0.7
46,925	@	SVB Financial Group	5,579,383	0.9

See Accompanying Notes to Financial Statements

4

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
25,773	@	Synovus Financial Corp.	834,530	0.1
65,306	@	Taubman Centers, Inc.	5,010,276	0.8
28,947		UDR, Inc.	1,087,539	0.2
55,680		Urban Edge Properties	1,305,696	0.2
87,594		Validus Holdings Ltd.	4,054,726	0.7
102,449		Waddell & Reed Financial, Inc.	2,936,188	0.5
58,687	@	Webster Financial Corp.	2,182,570	0.4
148,994	@	Weingarten Realty Investors	5,152,213	0.8
412,017		WP GLIMCHER, Inc.	4,371,500	0.7
			161,236,019	26.2

		Health Care: 9.6%
38,730	@	Abiomed, Inc.	3,496,544	0.6
7,147		Bio-Rad Laboratories, Inc.	991,003	0.2
99,192	@	Centene Corp.	6,527,825	1.1
49,943		Charles River Laboratories International, Inc.	4,014,918	0.6
50,052	@	Community Health Systems, Inc.	1,327,880	0.2
56,447		Health Net, Inc.	3,864,362	0.6
46,707		Hill-Rom Holdings, Inc.	2,244,738	0.4
196,031		Hologic, Inc.	7,584,439	1.2
41,546		Mednax, Inc.	2,977,186	0.5
21,858	@	Mettler Toledo International, Inc.	7,412,704	1.2
58,192	L	Molina Healthcare, Inc.	3,499,085	0.6
17,316	@	Owens & Minor, Inc.	623,030	0.1
31,545		Quintiles Transnational Holdings, Inc.	2,165,880	0.3
14,530		Resmed, Inc.	780,116	0.1
80,955		STERIS PLC	6,099,150	1.0
10,194		United Therapeutics Corp.	1,596,482	0.2
53,287	@	WellCare Health Plans, Inc.	4,167,576	0.7
			59,372,918	9.6

		Industrials: 15.7%
5,258	@	Acuity Brands, Inc.	1,229,320	0.2
124,801	@	Aecom Technology Corp.	3,747,774	0.6
55,598		Alaska Air Group, Inc.	4,476,195	0.7
76,298	@	Ametek, Inc.	4,088,810	0.7
60,607		Carlisle Cos., Inc.	5,375,235	0.9
54,690		Clarcor, Inc.	2,716,999	0.4
5,200		Deluxe Corp.	283,608	0.0
60,050		Fortune Brands Home & Security, Inc.	3,332,775	0.5
61,337		Hubbell, Inc.	6,197,491	1.0
18,585		Huntington Ingalls Industries, Inc.	2,357,507	0.4
230,256		JetBlue Airways Corp.	5,215,298	0.8
10,935		KLX, Inc.	336,689	0.1
10,297		Lennox International, Inc.	1,286,095	0.2
100,228		Lincoln Electric Holdings, Inc.	5,200,831	0.8
67,837	@	Manpower, Inc.	5,717,981	0.9
471,121	@	Mueller Water Products, Inc.	4,051,641	0.7
72,360		Orbital ATK, Inc.	6,464,642	1.1
58,266		Regal-Beloit Corp.	3,409,726	0.6
22,568		Roper Technologies, Inc.	4,283,181	0.7
49,268		Teledyne Technologies, Inc.	4,370,072	0.7
65,188		Toro Co.	4,763,287	0.8
8,029	@	Towers Watson & Co.	1,031,405	0.2
121,953	@	Trinity Industries, Inc.	2,929,311	0.5
80,195	@,L	United States Steel Corp.	639,956	0.1
59,421		Wabtec Corp.	4,226,022	0.7
123,934		Waste Connections, Inc.	6,979,963	1.1
34,364	@	Woodward, Inc.	1,706,516	0.3
			96,418,330	15.7

		Information Technology: 16.3%
78,519	@	Ansys, Inc.	7,263,008	1.2
55,984	@	ARRIS Group, Inc.	1,711,431	0.3
19,661		Arrow Electronics, Inc.	1,065,233	0.2
51,752		Broadridge Financial Solutions, Inc. ADR	2,780,635	0.4
331,851		Brocade Communications Systems, Inc.	3,046,392	0.5
20,284		CDK Global, Inc.	962,882	0.1
25,528	@	Commvault Systems, Inc.	1,004,527	0.2
50,207		CoreLogic, Inc.	1,700,009	0.3
349,531		Cypress Semiconductor Corp.	3,428,899	0.6
38,701		F5 Networks, Inc.	3,752,449	0.6
6,831		Fair Isaac Corp.	643,344	0.1
155,437		Fortinet, Inc.	4,844,971	0.8
6,850		Gartner, Inc.	621,295	0.1
10,726		Global Payments, Inc.	691,934	0.1
142,498		Ingram Micro, Inc.	4,329,089	0.7
213,505		Integrated Device Technology, Inc.	5,625,857	0.9
46,082		InterDigital, Inc.	2,259,861	0.4
211,244		Intersil Corp.	2,695,474	0.4
23,084	@	j2 Global, Inc.	1,900,275	0.3
78,019		Manhattan Associates, Inc.	5,162,517	0.8
90,945	L	Microchip Technology, Inc.	4,232,580	0.7
117,486	@	National Instruments Corp.	3,370,673	0.5
134,115	L	NeuStar, Inc.	3,214,737	0.5
75,067		Plantronics, Inc.	3,559,677	0.6
279,299		Polycom, Inc.	3,516,374	0.6
50,658		Red Hat, Inc.	4,194,989	0.7
21,783		Science Applications International Corp.	997,226	0.2
50,344		SolarWinds, Inc.	2,965,262	0.5
13,322		Synopsys, Inc.	607,616	0.1
46,440		Tech Data Corp.	3,082,687	0.5
33,248		Tyler Technologies, Inc.	5,795,791	0.9
33,671		Ultimate Software Group, Inc.	6,583,017	1.1
28,975		WEX, Inc.	2,561,390	0.4
			100,172,101	16.3

		Materials: 5.9%
26,600		Albemarle Corp.	1,489,866	0.3
5,532		Ashland, Inc.	568,136	0.1
62,440		Carpenter Technology Corp.	1,890,059	0.3
87,275		Chemours Co.	467,794	0.1

See Accompanying Notes to Financial Statements

5

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Materials: (continued)
326,066		Commercial Metals Co.	4,463,844	0.7
73,271		Crown Holdings, Inc.	3,714,840	0.6
51,818		Minerals Technologies, Inc.	2,376,373	0.4
209,710		Olin Corp.	3,619,595	0.6
104,099		Packaging Corp. of America	6,563,442	1.1
42,955		Reliance Steel & Aluminum Co.	2,487,524	0.4
23,304		Royal Gold, Inc.	849,897	0.1
318,359	@	Steel Dynamics, Inc.	5,689,075	0.9
67,951	@	Worthington Industries, Inc.	2,048,043	0.3
			36,228,488	5.9

		Utilities: 4.5%
60,683		Cleco Corp.	3,168,259	0.5
52,982		DTE Energy Co.	4,248,627	0.7
24,158	@	Idacorp, Inc.	1,642,744	0.3
173,236		OGE Energy Corp.	4,554,374	0.7
102,622		ONE Gas, Inc.	5,148,546	0.8
9,912		Pinnacle West Capital Corp.	639,126	0.1
66,183	@	Questar Corp.	1,289,245	0.2
248,591		Talen Energy Corp.	1,548,722	0.3
149,748	@	UGI Corp.	5,055,492	0.8
8,678		WGL Holdings, Inc.	546,627	0.1
			27,841,762	4.5

	Total Common Stock (Cost $580,605,299)		607,195,483	98.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.5%
	Securities Lending Collateralcc: 3.1%
3,687,618	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $3,687,743, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $3,761,371, due 06/09/16-05/20/45)	3,687,618	0.6
4,615,205	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $4,615,392, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $4,707,510, due 03/31/21-02/15/44)	4,615,205	0.8
4,615,205	Mitsubishi UFJ Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $4,615,362, collateralized by various U.S. Government Agency Obligations, 1.994%-6.035%, Market Value plus accrued interest $4,707,509, due 04/01/24-04/20/65)	4,615,205	0.7
4,615,205	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $4,615,372, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $4,707,509, due 01/15/16-10/20/65)	4,615,205	0.7
1,899,034	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $1,899,119, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,938,410, due 01/15/17-02/15/42)	1,899,034	0.3
		19,432,267	3.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
8,436,608	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $8,436,608)	8,436,608	1.4

	Total Short-Term Investments (Cost $27,868,875)	27,868,875	4.5

	Total Investments in Securities (Cost $608,474,174)	$635,064,358	103.1
	Liabilities in Excess of Other Assets	(19,093,131)	(3.1)
	Net Assets	$615,971,227	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements

6

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2015 (continued)

cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $608,843,299.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$66,482,481
Gross Unrealized Depreciation	(40,261,422)

Net Unrealized Appreciation	$26,221,059

See Accompanying Notes to Financial Statements

7

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.5%
		Consumer Discretionary: 14.0%
29,188		Arctic Cat, Inc.	478,099	0.2
20,770		Bright Horizons Family Solutions, Inc.	1,387,436	0.5
19,555		Caleres, Inc.	524,465	0.2
112,992		Callaway Golf Co.	1,064,385	0.4
16,704		Cheesecake Factory	770,221	0.3
38,485		Childrens Place Retail Stores, Inc.	2,124,372	0.8
39,272		Cinemark Holdings, Inc.	1,312,863	0.5
14,178	@	Express, Inc.	244,996	0.1
41,339		Finish Line, Inc.	747,409	0.3
6,416		Fred's, Inc.	105,030	0.0
8,743	@	Gentherm, Inc.	414,418	0.1
2,084	@	G-III Apparel Group Ltd.	92,238	0.0
22,157		Haverty Furniture Cos., Inc.	475,046	0.2
25,997	@	Helen of Troy Ltd.	2,450,217	0.9
10,323	L	Hibbett Sporting Goods, Inc.	312,168	0.1
34,724	L	Interval Leisure Group, Inc.	542,042	0.2
17,860		Jack in the Box, Inc.	1,370,041	0.5
80,112		La-Z-Boy, Inc.	1,956,335	0.7
2,391		Lithia Motors, Inc.	255,048	0.1
8,539	@	Lumber Liquidators Holdings, Inc.	148,237	0.1
53,509		M/I Homes, Inc.	1,172,917	0.4
33,964		Marriott Vacations Worldwide Corp.	1,934,250	0.7
2,437	@	Men's Wearhouse, Inc.	35,775	0.0
35,543		Monro Muffler Brake, Inc.	2,353,657	0.9
33,239	@	Movado Group, Inc.	854,575	0.3
6,450	@	Nutri/System, Inc.	139,578	0.1
20,096	L	Outerwall, Inc.	734,308	0.3
37,195		Papa John's International, Inc.	2,078,085	0.8
6,302		Perry Ellis International, Inc.	116,083	0.0
6,233	L	PetMed Express, Inc.	106,834	0.0
38,562		Pool Corp.	3,115,038	1.1
23,660		Red Robin Gourmet Burgers, Inc.	1,460,768	0.5
58,389	@	Ruth's Hospitality Group, Inc.	929,553	0.3
14,970		Standard Motor Products, Inc.	569,608	0.2
31,440		Sturm Ruger & Co., Inc.	1,874,138	0.7
23,910		Unifi, Inc.	673,067	0.2
3,328		Universal Electronics, Inc.	170,893	0.1
13,458	@	Vail Resorts, Inc.	1,722,489	0.6
21,517		VOXX International Corp.	113,179	0.0
78,704	@	Wolverine World Wide, Inc.	1,315,144	0.5
20,255	@	Zumiez, Inc.	306,256	0.1
			38,551,261	14.0

		Consumer Staples: 2.3%
15,338	L	Cal-Maine Foods, Inc.	710,763	0.3
2,967		Casey's General Stores, Inc.	357,375	0.1
13,429	@	Darling International, Inc.	141,273	0.0
11,888		Flowers Foods, Inc.	255,473	0.1
8,503		Inter Parfums, Inc.	202,542	0.1
4,885	@	Medifast, Inc.	148,406	0.1
36,143	@	Pinnacle Foods, Inc.	1,534,632	0.6
2,837		Prestige Brands Holdings, Inc.	146,049	0.0
29,671	L	Sanderson Farms, Inc.	2,300,096	0.8
7,256		SpartanNash Co.	157,020	0.1
5,190	@	Universal Corp.	291,055	0.1
			6,244,684	2.3

		Energy: 3.1%
59,928		Approach Resources, Inc.	110,268	0.0
10,483		Archrock, Inc.	78,832	0.0
7,986		Bristow Group, Inc.	206,837	0.1
59,828		Carrizo Oil & Gas, Inc.	1,769,712	0.6
146,528	@,L	Cloud Peak Energy, Inc.	304,778	0.1
22,467	@	Dril-Quip, Inc.	1,330,721	0.5
5,241	@	Exterran Corp.	84,118	0.0
4,738		Geospace Technologies Corp.	66,664	0.0
31,083		Green Plains Renewable Energy, Inc.	711,801	0.3
53,523	@,L	Hornbeck Offshore Services, Inc.	532,019	0.2
40,448	L	Northern Oil And Gas, Inc.	156,129	0.0
89,890	@	Pioneer Energy Services Corp.	195,061	0.1
23,947	@	Rex Stores Corp.	1,294,814	0.5
7,975	@	Tesco Corp.	57,739	0.0
67,450		Tetra Technologies, Inc.	507,224	0.2
87,827		Unit Corp.	1,071,489	0.4
10,744	@	US Silica Holdings, Inc.	201,235	0.1
			8,679,441	3.1

		Financials: 22.9%
39,210		American Equity Investment Life Holding Co.	942,216	0.3
35,148		Amerisafe, Inc.	1,789,033	0.7
55,513	@	BBCN Bancorp, Inc.	955,934	0.3
38,156	L	BofI Holding, Inc.	803,184	0.3
55,390	@	Brookline Bancorp., Inc.	636,985	0.2
31,075		Cedar Shopping Centers, Inc.	220,011	0.1
46,139	@	Central Pacific Financial Corp.	1,015,981	0.4
26,461		Chesapeake Lodging Trust	665,759	0.2
9,833		Community Bank System, Inc.	392,730	0.1
39,092		Coresite Realty Corp.	2,217,298	0.8
10,262		CubeSmart	314,222	0.1
41,940		DCT Industrial Trust, Inc.	1,567,298	0.6
138,414	@	DiamondRock Hospitality Co.	1,335,695	0.5
12,757		EastGroup Properties, Inc.	709,417	0.3

See Accompanying Notes to Financial Statements

8

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
25,884	@	Employers Holdings, Inc.	706,633	0.3
42,543	L	Encore Capital Group, Inc.	1,237,150	0.4
10,356		EPR Properties	605,308	0.2
46,052		Evercore Partners, Inc.	2,490,032	0.9
47,084	L	Financial Engines, Inc.	1,585,318	0.6
38,883		First American Financial Corp.	1,395,900	0.5
23,643	@	Great Western Bancorp, Inc.	686,120	0.2
32,712	L	HCI Group, Inc.	1,140,013	0.4
87,757		Healthcare Realty Trust, Inc.	2,485,278	0.9
5,852	@	HFF, Inc.	181,822	0.1
37,662		Highwoods Properties, Inc.	1,642,063	0.6
6,243		Home Bancshares, Inc.	252,966	0.1
8,369	@	Horace Mann Educators Corp.	277,683	0.1
19,243	@	Infinity Property & Casualty Corp.	1,582,352	0.6
68,523		Investors Bancorp, Inc.	852,426	0.3
37,607		Janus Capital Group, Inc.	529,883	0.2
5,276		LendingTree, Inc.	471,041	0.2
8,242		MarketAxess Holdings, Inc.	919,725	0.3
74,933		MB Financial, Inc.	2,425,581	0.9
21,024	@	Medical Properties Trust, Inc.	241,986	0.1
154,572	@	MGIC Investment Corp.	1,364,871	0.5
18,211		Northfield Bancorp, Inc./NJ	289,919	0.1
15,557	@	OFG Bancorp	113,877	0.0
54,837		Oritani Financial Corp.	904,811	0.3
29,162		PacWest Bancorp	1,256,882	0.5
19,343		Pinnacle Financial Partners, Inc.	993,456	0.4
18,165		PRA Group, Inc.	630,144	0.2
70,322		PrivateBancorp, Inc.	2,884,608	1.0
5,518		ProAssurance Corp.	267,789	0.1
8,664		Provident Financial Services, Inc.	174,580	0.1
26,518		PS Business Parks, Inc.	2,318,469	0.8
94,320	@	Radian Group, Inc.	1,262,945	0.5
70,829		Selective Insurance Group	2,378,438	0.9
10,056		Signature Bank	1,542,289	0.6
5,916		Simmons First National Corp.	303,846	0.1
59,787		Starwood Property Trust, Inc.	1,229,221	0.4
137,676		Sterling Bancorp/DE	2,233,105	0.8
22,551	@	Summit Hotel Properties, Inc.	269,484	0.1
6,805	@	SVB Financial Group	809,115	0.3
112,462		Talmer Bancorp, Inc.	2,036,687	0.7
4,901	@	Texas Capital Bancshares, Inc.	242,207	0.1
41,136		The Geo Group, Inc.	1,189,242	0.4
57,808	@	Trustco Bank Corp.	354,941	0.1
6,911	L	United Bankshares, Inc.	255,638	0.1
20,033	@	Universal Insurance Holdings, Inc.	464,365	0.2
20,749		Walker & Dunlop, Inc.	597,779	0.2
38,068	@	Webster Financial Corp.	1,415,749	0.5
4,103	L	World Acceptance Corp.	152,221	0.1
			63,211,721	22.9

		Health Care: 13.7%
24,577	@	Abiomed, Inc.	2,218,812	0.8
7,583		Acorda Therapeutics, Inc.	324,401	0.1
46,722	@	Affymetrix, Inc.	471,425	0.2
53,155	@	Air Methods Corp.	2,228,789	0.8
3,900		Almost Family, Inc.	149,097	0.1
68,771	@	AMN Healthcare Services, Inc.	2,135,340	0.8
7,532	@	Analogic Corp.	622,143	0.2
8,369		Bio-Rad Laboratories, Inc.	1,160,446	0.4
4,996	@	Cantel Medical Corp.	310,451	0.1
1,817		Chemed Corp.	272,187	0.1
4,483	L	Computer Programs & Systems, Inc.	223,029	0.1
48,168	@	Cynosure, Inc.	2,151,665	0.8
14,335	L	Depomed, Inc.	259,894	0.1
43,133		Emergent Biosolutions, Inc.	1,725,751	0.6
28,618	@,L	Enanta Pharmaceuticals, Inc.	944,966	0.3
38,206	@	Greatbatch, Inc.	2,005,815	0.7
36,600		Healthsouth Corp.	1,274,046	0.5
12,049		Impax Laboratories, Inc.	515,215	0.2
14,449	@,L	Lannett Co., Inc.	579,694	0.2
90,914	@	Luminex Corp.	1,944,650	0.7
50,835	@	Masimo Corp.	2,110,161	0.8
6,755	L	Medicines Co.	252,232	0.1
2,894	@	Medidata Solutions, Inc.	142,645	0.1
11,549		Mednax, Inc.	827,601	0.3
87,651	@	Merit Medical Systems, Inc.	1,629,432	0.6
51,691	@	NuVasive, Inc.	2,797,000	1.0
70,682	@	Omnicell, Inc.	2,196,797	0.8
23,810	@	Owens & Minor, Inc.	856,684	0.3
42,410		Sagent Pharmaceuticals, Inc.	674,743	0.2
127,973	@	Sangamo Biosciences, Inc.	1,168,393	0.4
147,741		Select Medical Holdings Corp.	1,759,595	0.6
9,654	@	Supernus Pharmaceuticals, Inc.	129,750	0.1
25,549	@	SurModics, Inc.	517,878	0.2
27,153	@	Team Health Holdings, Inc.	1,191,745	0.4
			37,772,472	13.7

		Industrials: 17.0%
72,669		ABM Industries, Inc.	2,068,886	0.7
89,477		Actuant Corp.	2,143,869	0.8
9,010	@	Allegiant Travel Co.	1,512,148	0.5
20,206		ArcBest Corp.	432,206	0.2
48,944	@	Atlas Air Worldwide Holdings, Inc.	2,023,345	0.7
58,918		Barnes Group, Inc.	2,085,108	0.8
46,822	@	Brady Corp.	1,075,970	0.4
37,404	@	CIRCOR International, Inc.	1,576,579	0.6
36,185		Curtiss-Wright Corp.	2,478,673	0.9
3,397		Dycom Industries, Inc.	237,654	0.1
7,385	@	EMCOR Group, Inc.	354,775	0.1
4,422		EnerSys	247,322	0.1

See Accompanying Notes to Financial Statements

9

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
9,276	@	EnPro Industries, Inc.	406,660	0.1
29,702		Federal Signal Corp.	470,777	0.2
17,400		G&K Services, Inc.	1,094,460	0.4
16,141		Healthcare Services Group, Inc.	562,837	0.2
48,962		Heartland Express, Inc.	833,333	0.3
34,529		HUB Group, Inc.	1,137,731	0.4
25,583		Kaman Corp.	1,044,042	0.4
26,451		KAR Auction Services, Inc.	979,481	0.4
63,654		Knight Transportation, Inc.	1,542,336	0.6
21,560	@,L	Lindsay Manufacturing Co.	1,560,944	0.6
9,127		Moog, Inc.	553,096	0.2
20,760		MYR Group, Inc./Delaware	427,864	0.1
33,866		Navigant Consulting, Inc.	543,888	0.2
54,586	@	On Assignment, Inc.	2,453,641	0.9
4,464		Powell Industries, Inc.	116,198	0.0
13,442		Regal-Beloit Corp.	786,626	0.3
13,963	@	Resources Connection, Inc.	228,155	0.1
50,536	@	Roadrunner Transportation Systems, Inc.	476,554	0.2
63,065		Simpson Manufacturing Co., Inc.	2,153,670	0.8
13,888		Standex International Corp.	1,154,787	0.4
11,024		Teledyne Technologies, Inc.	977,829	0.3
86,569		Tetra Tech, Inc.	2,252,525	0.8
75,806	@	TrueBlue, Inc.	1,952,763	0.7
17,462	@	Unifirst Corp.	1,819,540	0.7
29,332		Universal Forest Products, Inc.	2,005,429	0.7
37,602	@	Viad Corp.	1,061,504	0.4
40,727		Watts Water Technologies, Inc.	2,022,910	0.7
			46,856,115	17.0

		Information Technology: 15.4%
72,287	@	Advanced Energy Industries, Inc.	2,040,662	0.7
71,338	@	Benchmark Electronics, Inc.	1,474,556	0.5
12,010	@	Blackbaud, Inc.	790,979	0.3
113,492	@	Blucora, Inc.	1,112,222	0.4
62,728	@	Bottomline Technologies de, Inc.	1,864,903	0.7
19,871		CACI International, Inc.	1,843,631	0.7
61,781	@	Cardtronics, Inc.	2,078,931	0.8
35,222	@	Coherent, Inc.	2,293,304	0.8
8,690	@	Electronics for Imaging, Inc.	406,171	0.1
9,460		ePlus, Inc.	882,240	0.3
28,727	@	ExlService Holdings, Inc.	1,290,704	0.5
27,184		Faro Technologies, Inc.	802,472	0.3
11,270		Forrester Research, Inc.	320,970	0.1
172,157		Harmonic, Inc.	700,679	0.3
3,744	@	Heartland Payment Systems, Inc.	355,006	0.1
15,814		II-VI, Inc.	293,508	0.1
11,071		Insight Enterprises, Inc.	278,103	0.1
14,151		Liquidity Services, Inc.	91,981	0.0
24,372		Littelfuse, Inc.	2,608,048	0.9
87,632		Microsemi Corp.	2,855,927	1.0
66,358		MKS Instruments, Inc.	2,388,888	0.9
28,278		Monolithic Power Systems, Inc.	1,801,591	0.7
11,473		Netgear, Inc.	480,833	0.2
53,630		Perficient, Inc.	918,146	0.3
52,928		Plexus Corp.	1,848,246	0.7
38,242		Power Integrations, Inc.	1,859,708	0.7
48,333	@	Rofin-Sinar Technologies, Inc.	1,294,358	0.5
60,483		Rudolph Technologies, Inc.	860,068	0.3
66,249		Sanmina Corp.	1,363,404	0.5
63,275	@	SYKES Enterprises, Inc.	1,947,604	0.7
38,612		Synchronoss Technologies, Inc.	1,360,301	0.5
1,559	@	SYNNEX Corp.	140,201	0.0
8,540		Take-Two Interactive Software, Inc.	297,534	0.1
22,676		Veeco Instruments, Inc.	466,219	0.2
2,375	@	Viasat, Inc.	144,899	0.1
8,988		WEX, Inc.	794,539	0.3
			42,351,536	15.4

		Materials: 4.6%
63,093	@	Boise Cascade Co.	1,610,764	0.6
252,835	L	Century Aluminum Co.	1,117,531	0.4
97,410		Commercial Metals Co.	1,333,543	0.5
45,831		FutureFuel Corp.	618,719	0.2
4,789		Haynes International, Inc.	175,708	0.1
63,741		HB Fuller Co.	2,324,634	0.8
27,902		Materion Corp.	781,256	0.3
11,593		Minerals Technologies, Inc.	531,655	0.2
26,845	@	Neenah Paper, Inc.	1,675,933	0.6
13,704		Quaker Chemical Corp.	1,058,771	0.4
46,539	@	Worthington Industries, Inc.	1,402,686	0.5
			12,631,200	4.6

		Telecommunication Services: 1.5%
21,052	@	Atlantic Tele-Network, Inc.	1,646,898	0.6
59,928		Consolidated Communications Holdings, Inc.	1,255,492	0.5
61,798	@	General Communication, Inc.	1,222,364	0.4
			4,124,754	1.5

		Utilities: 4.0%
50,139		American States Water Co.	2,103,331	0.8
26,373		Avangrid, Inc.	1,012,723	0.4
59,124		El Paso Electric Co.	2,276,274	0.8
12,587	@	Idacorp, Inc.	855,916	0.3
8,856	@	New Jersey Resources Corp.	291,894	0.1
35,961		Northwest Natural Gas Co.	1,819,986	0.7
2,513		NorthWestern Corp.	136,330	0.0
12,388		ONE Gas, Inc.	621,506	0.2
17,866		Piedmont Natural Gas Co.	1,018,719	0.4

See Accompanying Notes to Financial Statements

10

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: (continued)
14,646	Southwest Gas Corp.	807,874	0.3
		10,944,553	4.0

	Total Common Stock (Cost $251,347,228)	271,367,737	98.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.8%
	Securities Lending Collateralcc: 4.5%
2,364,698	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $2,364,778, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $2,411,992, due 06/09/16-05/20/45)	2,364,698	0.8
2,959,466	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $2,959,586, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $3,018,656, due 03/31/21-02/15/44)	2,959,466	1.1
2,959,466	Mitsubishi UFJ Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $2,959,567, collateralized by various U.S. Government Agency Obligations, 1.994%-6.035%, Market Value plus accrued interest $3,018,655, due 04/01/24-04/20/65)	2,959,466	1.1
2,959,466	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $2,959,573, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $3,018,655, due 01/15/16-10/20/65)	2,959,466	1.1
1,217,707	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $1,217,762, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,242,956, due 01/15/17-02/15/42)	1,217,707	0.4
		12,460,803	4.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.3%
3,383,559	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $3,383,559)	3,383,559	1.3

	Total Short-Term Investments (Cost $15,844,362)	15,844,362	5.8

	Total Investments in Securities (Cost $267,191,590)	$287,212,099	104.3
	Liabilities in Excess of Other Assets	(11,895,432)	(4.3)
	Net Assets	$275,316,667	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $267,422,999.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$42,066,526
Gross Unrealized Depreciation	(22,277,426)

Net Unrealized Appreciation	$19,789,100

See Accompanying Notes to Financial Statements

11

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

N/A.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Portfolios, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 8, 2016

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 8, 2016